                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08236

                                 Northern Funds
               (Exact name of registrant as specified in charter)

                             50 South LaSalle Street
                                Chicago, IL 60603
               (Address of principal executive offices) (Zip code)

                          Lloyd A. Wennlund, President
                                 Northern Funds
                             50 South LaSalle Street
                                Chicago, IL 60603
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 557-2790

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
                                                                    EQUITY FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------



                               NORTHERN FUNDS ANNUAL REPORT    1    EQUITY FUNDS

 2      PORTFOLIO MANAGEMENT COMMENTARY
 12     STATEMENTS OF ASSETS AND LIABILITIES
 14     STATEMENTS OF OPERATIONS
 16     STATEMENTS OF CHANGES IN NET ASSETS
 18     FINANCIAL HIGHLIGHTS
        SCHEDULES OF INVESTMENTS
        28    ENHANCED LARGE CAP FUND
        32    GROWTH EQUITY FUND
        34    INCOME EQUITY FUND
        37    INTERNATIONAL GROWTH EQUITY FUND
        39    LARGE CAP VALUE FUND
        41    MID CAP GROWTH FUND
        44    SELECT EQUITY FUND
        46    SMALL CAP GROWTH FUND
        49    SMALL CAP VALUE FUND
        59    TECHNOLOGY FUND
 61     NOTES TO THE FINANCIAL STATEMENTS
 68     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 69     TAX INFORMATION
 70     FUND EXPENSES
 72     TRUSTEES AND OFFICERS
 80     FOR MORE INFORMATION

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

ENHANCED LARGE CAP FUND

The Northern Enhanced Large Cap Fund was successfully launched           FUND MANAGERS
on December 16, 2005. The Fund seeks to provide returns in                       ROBERT H. BERGSON
excess of the S&P 500 Index while maintaining characteristics                    With Northern Trust
similar to the benchmark. We use a bottom-up stock selection                     since 1997
process based on a proprietary multi-factor quantitative model that seeks to identify opportunities created by market
inefficiencies. The Fund posted a total return of 2.58 percent
since its inception, underperforming the 4.24 percent return of                  JOSEPH E. WOLFE
the Fund's benchmark, the S&P 500 Index, over the same period.                   With Northern Trust
                                                                                 since 2005
Companies with well-rounded fundamental characteristics that we favor -- reasonable valuation, high quality earnings, positive
signals from management and momentum -- failed to attract as             (PHOTO)
much interest from investors during the abbreviated period as            FUND STATISTICS
companies more narrowly characterized by richer valuations and higher growth expectations. Our stock selection model focuses
on companies with well-rounded characteristics, and overall              INCEPTION DATE: December 16, 2005
performance since inception was weaker than expected because of          TOTAL NET ASSETS: $38 million
this focus. We nevertheless saw some success among companies we          NET ASSET VALUE: $10.22
rated highly because of positive price momentum and earnings             TICKER SYMBOL: NOLCX
expectations. Stock selection was strongest in the materials             DIVIDEND SCHEDULE: Quarterly
and information technology sectors, where companies with strong valuations and growth characteristics performed best. Our stock
selection was weakest in the consumer discretionary and energy           TOTAL RETURN PERIOD ENDED 3/31/06
sectors, where the market rewarded higher-risk, lower-quality            ----------------------------------------------------
securities that did not necessarily meet our valuation
parameters.                                                              SINCE INCEPTION        2.58%

We continue to look for ways to enhance the Fund's performance           ----------------------------------------------------
by examining a variety of valuation and earnings-growth
measures, and by fine-tuning our portfolio construction                  Performance quoted represents past performance and
techniques and trading strategies. Individual stock selection            does not guarantee future results. Investment
-- rather than a focus on sectors -- will remain the primary             return and principal value will fluctuate so that
driver of the Fund's performance. We will continue to use a              shares, when redeemed, may be worth more or less
disciplined, quantitative approach to stock selection, focusing          than their original cost. Current performance may
on undervalued securities, low-cost trading strategies and               be lower or higher than that shown here.
careful attention to risk management.                                    Performance data current to the most recent
                                                                         month-end is available at NORTHERNFUNDS.COM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Enhanced Large Cap Fund
---
     S&P 500 Index

                                  (LINE GRAPH)

                               ENHANCED LARGE CAP FUND           S&P 500 Index
                               -----------------------           -------------
12/16/05                               10,000                        10,000
 3/31/06                               10,258                        10,424

                                                The S&P 500 Index is the
                                                Standard and Poor's Composite
                                                Index of 500 stocks, a widely
                                                recognized, unmanaged index of
                                                common stock prices.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay
                                                on fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and
                                                management fees.


EQUITY FUNDS    2   NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

GROWTH EQUITY FUND

The 12 months ended March 31, 2006, introduced many challenges           FUND MANAGERS
to investors, including higher interest rates both domestically                  JOHN S. COLE
and abroad, rising energy prices, the continued insurgency in                    With Northern Trust
Iraq and horrific hurricane damage on the Gulf Coast. In spite                   since 2005
of these difficulties, stock prices continued to move up as
strong spending by consumers, businesses and the government
drove corporate revenue and profits significantly higher.
                                                                                 ROBERT G. MITCHELL
For the 12-month period ended March 31, 2006, the Fund provided                  With Northern Trust
a total return of 10.72 percent. The Fund's performance lagged                   since 1988
the 11.73 percent return of the S&P 500 Index. As we entered the period, we had expected the energy sector to benefit from
higher commodity prices and strong worldwide demand, and our             (PHOTO)
investments in that sector produced strong results. However,             FUND STATISTICS
since energy and commodity prices peaked in the fourth quarter
of 2005, we trimmed energy holdings as several of the                    INCEPTION DATE: April 1, 1994
portfolio's positions there exceeded our expectations.                   TOTAL NET ASSETS: $735 million
                                                                         NET ASSET VALUE: $16.24
While we also expected consumer spending to be somewhat subdued          TICKER SYMBOL: NOGEX
-- as energy prices absorbed more of the consumer's budget and           3-YEAR BETA: 0.94
higher interest rates were expected to moderate housing demand           DIVIDEND SCHEDULE: Quarterly
-- certain areas of consumer spending such as health care were expected to increase. As a result, our investments in health
care-related stocks were a strong contributor to returns.                AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
Though health care as a sector did not perform particularly              ----------------------------------------------------
well, our selections in specialty pharmaceuticals,
biotechnology and equipment and supplies posted strong returns.          ONE YEAR               10.72%
Lastly, the Fund's investments in technology and industrial              FIVE YEAR               1.99%
stocks were a disappointment, as several of our larger holdings          TEN YEAR                7.78%
in these areas struggled during the period.                              SINCE INCEPTION         9.06%

As we look forward, we continue to focus our research efforts            ----------------------------------------------------
on companies with strong fundamental growth prospects, solid
and experienced management teams and reasonable valuations. We           Performance quoted represents past performance and
plan to keep the Fund well diversified across industries and             does not guarantee future results. Investment
companies, reflecting our outlook for an environment of                  return and principal value will fluctuate so that
positive but slowing economic growth and gradually rising                shares, when redeemed, may be worth more or less
interest rates.                                                          than their original cost. Current performance may
                                                                         be lower or higher than that shown here.
                                                                         Performance data current to the most recent
                                                                         month-end is available at NORTHERNFUNDS.COM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Growth Equity Fund
---
     S&P 500 Index

                       (LINE GRAPH)

                               GROWTH EQUITY FUND                   S&P 500 INDEX
                               ------------------                   -------------
 4/1/94                              10,000                             10,000
                                     10,686                             11,552
                                     13,390                             15,256
                                     14,962                             18,276
                                     22,151                             27,040
                                     27,634                             32,034
                                     35,261                             37,775
                                     25,661                             29,593
                                     25,342                             29,669
                                     18,689                             22,324
                                     24,372                             30,192
                                     25,573                             32,181
3/31/06                              28,314                             35,955

                                                The S&P 500 Index is the
                                                Standard and Poor's Composite
                                                Index of 500 stocks, a widely
                                                recognized, unmanaged index of
                                                common stock prices.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay
                                                on fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and
                                                management fees.


                            NORTHERN FUNDS ANNUAL REPORT    3       EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

INCOME EQUITY FUND

The fiscal year ended March 31, 2006, saw healthy GDP growth in          FUND MANAGER
the range of 3.5 percent and increases in inflation also                         THEODORE T. SOUTHWORTH
averaging 3.5 percent. In an effort to temper its monetary
accommodation, the Federal Reserve raised short-term interest
rates by 200 basis points for the period, to 4.75 percent. The                   With Northern Trust
Fed's influence is felt primarily in the short-term debt                         since 1984
markets. This shows clearly in the rise of 90-day Treasury bill
yields by 184 basis points, while 10-year Treasury yields                (PHOTO)
increased a comparatively small 37 basis points during the               FUND STATISTICS
period.
                                                                         INCEPTION DATE: April 1,1994
In the 12 months ended March 31, 2006, the Fund posted an 11.06          TOTAL NET ASSETS: $363 million
percent total return, slightly lower than its benchmark, the             NET ASSET VALUE: $12.06
Merrill Lynch All U.S. Convertibles Index, which returned 11.60          TICKER SYMBOL: NOIEX
percent. Fund performance during the period was heavily                  3-YEAR BETA (VS. S&P 500 INDEX): 0.60
influenced by the relative strength in growth stocks compared            DIVIDEND SCHEDULE: Monthly
with value stocks, and in speculative issues over investment
grade issues. At the economic sector level, materials and                AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
energy led the winners, while media and utilities lost ground.
Our moderate overweight in energy helped performance, as did             ----------------------------------------------------
our underweights in both utilities and media. Overweights in
consumer discretionary and consumer staples did not contribute           ONE YEAR               11.06%
to performance, as these sectors posted minimal returns.                 FIVE YEAR               7.56%
                                                                         TEN YEAR                9.10%
Currently, futures markets reflect expectations for one to two           SINCE INCEPTION         9.41%
more quarter-point increases in the federal funds rate. If
events unfold as scripted, the market's consensus forecast               ----------------------------------------------------
would be for a "soft economic landing," with growth slowing
just enough to avoid increases in inflationary pressures. If             Performance quoted represents past performance and
the Fed either raises rates too sharply, causing excessive               does not guarantee future results. Investment
weakness, or is not aggressive enough and allows inflation to            return and principal value will fluctuate so that
begin accelerating, the markets may need a period of                     shares, when redeemed, may be worth more or less
adjustment. In the months ahead, we expect to continue to focus          than their original cost. Current performance may
our efforts on bottom-up security selection, emphasizing                 be lower or higher than that shown here.
attractive valuations and examining the merits of individual             Performance data current to the most recent
securities rather than broadly over- or under-weighting                  month-end is available at NORTHERNFUNDS.COM.
specific sectors.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Income Equity Fund
---
     Merrill Lynch All U.S.
     Convertibles Index

                       (LINE GRAPH)

                                                            MERRILL LYNCH ALL U.S.
              INCOME EQUITY FUND                             CONVERTIBLES INDEX
            ------------------------                     --------------------------
 4/1/94              10,000                                       10,000
                     10,221                                       10,325
                     12,312                                       12,853
                     14,083                                       14,035
                     18,453                                       18,165
                     18,565                                       19,214
                     22,111                                       27,521
                     20,443                                       21,510
                     21,834                                       21,664
                     20,139                                       20,608
                     24,890                                       26,496
                     26,494                                       26,561
3/31/06              29,425                                       29,642

                                                The Merrill Lynch All U.S.
                                                Convertibles Index is an
                                                unmanaged index consisting of
                                                convertible securities of all
                                                investment grades.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay
                                                on fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and
                                                management fees.


EQUITY FUNDS    4       NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

INTERNATIONAL GROWTH EQUITY FUND

International equity markets continued to produce strong                 FUND MANAGERS
returns during the fiscal year ended March 31, 2006. The                         STEPHEN DOWDS
International Growth Equity Fund returned 21.00 percent for the                  With Northern Trust
period, compared to the 24.41 percent total return of its                        since 2004
benchmark, the MSCI EAFE(R) Index. The most significant causes of the underperformance during the period were at the stock
level. Notable among them were the poor performances of a
number of stocks during the difficult summer months. Issues                      DIANE JONES
such as Marconi, Fuji TV and Ito-Yokado all suffered from                        With Northern Trust
either profits warnings or merger activity and the portfolio                     since 2002
did not generate enough strong performers at the time to
counteract the influence of the negative contributors.

However, our overweight exposure to the industrials and                  (PHOTO)
materials sectors did recoup some of the damage. In the early            FUND STATISTICS
months of 2006, these sectors have continued to benefit the
portfolio, although we have not enjoyed any of the positive              INCEPTION DATE: April 1, 1994
influences of the boom in merger and acquisition activity that           TOTAL NET ASSETS: $1.4 billion
has been seen in a number of sectors.                                    NET ASSET VALUE: $12.62
                                                                         TICKER SYMBOL: NOIGX
During the 12-month period we increased the Fund's weighting in          3-YEAR BETA: 1.02
the health care and technology sectors, and underweighted                DIVIDEND SCHEDULE: Annually
telecommunications services, where we expect to see increased
pressure on margins, and utilities, where we see little                  AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
potential for future growth. Though early in the period it               ----------------------------------------------------
proved a positive, our overweight position in health care had a
negative impact on performance during the first quarter of               ONE YEAR              21.00%
2006, as positive news slowed and investors took profits from            FIVE YEAR              7.46%
the sector. In addition, our underweight in utilities proved             TEN YEAR               6.80%
unfavorable as the sector benefited from a significant round of          SINCE INCEPTION        6.13%
takeover activity, particularly in Europe.
                                                                         ----------------------------------------------------
Overall, the Fund has remained overweight in stocks exposed to
the capital expenditure cycle and to global economic growth. We          Performance quoted represents past performance and
recognize, however, that the rising path of interest rates will          does not guarantee future results. Investment
have some influence, and so we continue to have an underweight           return and principal value will fluctuate so that
position in consumer-weighted stocks.                                    shares, when redeemed, may be worth more or less
                                                                         than their original cost. Current performance may
                                                                         be lower or higher than that shown here.
                                                                         Performance data current to the most recent
                                                                         month-end is available at NORTHERNFUNDS.COM.

                                                                         Foreign securities may involve additional risks,
                                                                         including social and political instability,
                                                                         reduced market liquidity, and currency volatility.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     International Growth
     Equity Fund
---
     MSCI EAFE Index

                                  (LINE GRAPH)

                                INTERNATIONAL GROWTH EQUITY FUND        MSCI EAFE INDEX
                                --------------------------------        ---------------
 4/1/94                                      10,000                          10,000
                                              9,730                          10,608
                                             10,570                          11,915
                                             10,849                          12,089
                                             13,163                          14,338
                                             14,884                          15,208
                                             19,425                          19,023
                                             14,239                          14,105
                                             12,516                          12,906
                                              9,517                           9,909
                                             14,921                          15,608
                                             16,868                          17,969
3/31/06                                      20,410                          22,355

                                                The MSCI EAFE Index is the
                                                Morgan Stanley Capital
                                                International Europe,
                                                Australasia and Far East
                                                Index, an unmanaged index that
                                                tracks the performance of
                                                selected equity securities in
                                                Europe, Australia, Asia and
                                                the Far East.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay
                                                on fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and
                                                management fees.


                            NORTHERN FUNDS ANNUAL REPORT    5       EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

LARGE CAP VALUE FUND

The U.S. stock market posted an above-average return during the          FUND MANAGERS
12-month period ended March 31, 2006. During the fiscal year,                    STEPHEN K. KENT, JR.
uncertainties caused by higher interest rates, rising energy                     BETSY TURNER
and commodity prices, a softening of the housing market,                         STEPHEN G. ATKINS
disastrous hurricanes and fear of inflation began to weigh on
investors' minds. Despite these concerns, most stock market                      With Northern Trust
indices posted returns in the low to mid teens after investors                   since 2000
began to anticipate the end of the Federal Reserve's monetary
tightening.                                                              (PHOTO)
                                                                         FUND STATISTICS
The Fund is constructed in accordance with our value
discipline, which stresses large-capitalization, high quality            INCEPTION DATE: August 3, 2000
companies that offer above-average dividend yields. Within this          TOTAL NET ASSETS: $1.2 billion
blue-chip universe, we seek out companies that offer both                NET ASSET VALUE: $13.36
compelling valuations and strong catalysts for future                    TICKER SYMBOL: NOLVX
appreciation. During the 12-month period, the Fund returned              3-YEAR BETA: 0.89
8.96 percent, compared to a 14.89 percent return for the                 DIVIDEND SCHEDULE: Annually
benchmark S&P 500/Barra Value Index.
                                                                         AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
Leading sectors within the Fund's benchmark included                     ----------------------------------------------------
information technology and energy. The poorest performing
sectors were consumer discretionary and utilities. The primary           ONE YEAR               8.96%
reasons for the Fund's underperformance during the period were           THREE YEAR            18.78%
our overweights in consumer staples and health care. The                 FIVE YEAR              6.82%
largest individual detractors from performance were Avon,                SINCE INCEPTION        7.83%
General Motors and Ford. General Motors was sold from the
portfolio after bankruptcy concerns and tax loss selling in              ----------------------------------------------------
December pushed the stock down 30 percent below our average
entry price.                                                             Performance quoted represents past performance and
                                                                         does not guarantee future results. Investment
The Fund's performance was helped by its underweight in                  return and principal value will fluctuate so that
financials and consumer discretionary. The largest individual            shares, when redeemed, may be worth more or less
contributors to performance were Hewlett Packard, CIT Group and          than their original cost. Current performance may
BellSouth. New additions to the Fund include Wyeth, Intel and            be lower or higher than that shown here.
Tribune. These new purchases are consistent with our philosophy          Performance data current to the most recent
of selecting high quality, dividend-paying stocks that we                month-end is available at NORTHERNFUNDS.COM.
believe are trading well below their intrinsic value.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
      Large Cap Value Fund
---
      S&P 500/Barra Value Index

                                  (LINE GRAPH)

                                LARGE CAP VALUE FUND     S&P 500 / BARRA VALUE INDEX
                                --------------------     ---------------------------
 8/3/00                                10,000                      10,000
                                       11,014                      10,134
                                       11,879                       9,699
                                        9,141                       7,158
                                       13,102                      10,318
                                       14,060                      11,274
3/31/06                                15,320                      12,952

                                                The S&P 500/Barra Value Index
                                                is an unmanaged index that
                                                tracks 250 companies that are
                                                generally representative of
                                                the U.S. market for large-cap
                                                value stocks.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay
                                                on fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and
                                                management fees.


EQUITY FUNDS    6       NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

MID CAP GROWTH FUND

Mid-cap stocks continued to perform well during the Fund's            FUND MANAGERS
most recent fiscal year ended March 31, 2006. Rising                                  DEBORAH L. KOCH
interest rates and higher energy prices failed to drag down                           With Northern Trust
economic growth, which persisted at a solid pace. Positive                            since 2003
employment trends continue to fuel better-than-expected
consumer spending, and inflation remains benign. Strong                               CHRISTOPHER D. GUINTHER
corporate profit growth, especially for small- and mid-cap                            With Northern Trust
growth companies, resulted in robust investment returns for                           since 2005
the period.

The Fund delivered a total return of 16.65 percent during
the fiscal year, compared to a gain of 22.68 percent for the          (PHOTO)
Russell Midcap Growth Index. Our favorable stock selection            FUND STATISTICS
within media, health care services, commercial services and
aerospace/defense was offset by poor performance within               INCEPTION DATE: March 31, 1998
software, hotels/restaurants and electronic equipment                 TOTAL NET ASSETS: $320 million
stocks. The Fund's best individual performers were Gilead             NET ASSET VALUE: $15.06
Sciences, Broadcom, Precision Castparts and Lifetime                  TICKER SYMBOL: NOMCX
Fitness. The largest detractors from performance during the           3-YEAR BETA: 0.98
period included First Marblehead, Kinetic Concepts and                DIVIDEND SCHEDULE: Quarterly
Juniper Networks.
                                                                      AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
We continue to focus our efforts on fundamental analysis and          ----------------------------------------------------
stock selection. Our goal is to choose high quality growth
stocks with a sustainable competitive advantage. We have              ONE YEAR                 16.65%
recently revised our investment process by adding a                   THREE YEAR               18.42%
multi-factor screening tool that measures a number of                 FIVE YEAR                 6.33%
fundamental variables in a disciplined fashion. This tool             SINCE INCEPTION           7.73%
helps us to identify attractive candidates for inclusion in
the Fund, as well as to highlight holdings that no longer             ----------------------------------------------------
meet our investment criteria. This tool incorporates
variables such as balance sheet changes, incremental cash             Performance quoted represents past performance and
flow analysis, margin trends, estimate revisions and                  does not guarantee future results. Investment return
valuation measures. It allows us to compare a large number            and principal value will fluctuate so that shares,
of companies objectively and consistently across various              when redeemed, may be worth more or less than their
sectors in our universe.                                              original cost. Current performance may be lower or
                                                                      higher than that shown here. Performance data
We also continue to evaluate qualitative factors such as              current to the most recent month-end is available at
competitive position, management reputation and track                 NORTHERNFUNDS.COM.
record, strategy and corporate governance as the core of our
stock selection process. Finally, we have adopted a more              Mid-sized company stocks are generally more volatile
sophisticated risk management process to help us identify             than large-company stocks.
any unintended biases that may exist in the portfolio. We
believe that improved information management, focused
fundamental analysis and sophisticated portfolio
construction will lead to more consistent relative
investment performance potential.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
    Mid Cap Growth Fund
---
    Russell Midcap Growth Index

                                  (LINE GRAPH)

                             MID CAP GROWTH FUND     RUSSELL MIDCAP GROWTH INDEX
                             -------------------     ---------------------------
 3/31/98                            10000                       10000
                                    11720                       10889
                                    24455                       19296
                                    13347                       10532
                                    14034                       11028
                                    10926                        8149
                                    15022                       12193
                                    15552                       13208
 3/31/06                            18142                       16203

                                                    The Russell Midcap Growth
                                                    Index is an unmanaged index
                                                    that tracks the performance
                                                    of those companies with
                                                    higher price-to-book ratios
                                                    and higher forecasted growth
                                                    values.

                                                    The graph and table do not
                                                    reflect the deduction of
                                                    taxes that a shareholder
                                                    would pay on fund
                                                    distributions or the
                                                    redemption of fund shares.

                                                    Unlike the Index, the Fund's
                                                    total returns are reduced by
                                                    operating expenses, such as
                                                    transaction costs and
                                                    management fees.

                            NORTHERN FUNDS ANNUAL REPORT    7       EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

SELECT EQUITY FUND

Investors looked past rising interest rates and skyrocketing          FUND MANAGERS
energy prices and instead focused on solid economic growth                            JOHN S. COLE
over the past fiscal year. Most major stock market indices                            With Northern Trust
and the Select Equity Fund rose in value. The Fund returned                           since 2005
11.56 percent for the 12-month period while the Fund's
benchmark, the Russell 1000 Growth Index, posted a total                              ROBERT N. STREED
return of 13.14 percent.                                                              With Northern Trust
                                                                                      since 1990
During the period, we positioned the Fund to capture the
benefits of rising energy prices with a
larger-than-benchmark position in the energy service,
exploration and production industries. Our best performing            (PHOTO)
sector was industrials, in which aerospace, machinery and             FUND STATISTICS
transportation holdings turned in excellent results.
Precision Castparts, an aerospace parts supplier, was the             INCEPTION DATE: April 6, 1994
top individual contributor to performance. Stock selection            TOTAL NET ASSETS: $245 million
in the technology and consumer discretionary sectors hurt             NET ASSET VALUE: $20.17
returns, however, and caused the Fund to underperform the             TICKER SYMBOL: NOEQX
benchmark. Selling Qualcom too early, not owning Google and           3-YEAR BETA: 0.94
instead owning Symantec, Oracle, EMC and Comcast caused the           DIVIDEND SCHEDULE: Annually
underperformance. The Fund outperformed the benchmark for
three of the quarters during the period, but performed                AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
poorly during the fourth quarter of 2005.                             ----------------------------------------------------

We made two significant sector changes in the portfolio for           ONE YEAR                 11.56%
the fiscal year, both driven by our stock selection process.          FIVE YEAR                 0.23%
Several consumer staples holdings were sold as their                  TEN YEAR                  8.83%
earnings growth prospects deteriorated during the year and            SINCE INCEPTION          10.10%
we believed their valuations were too high. Conversely, we
uncovered a diverse group of industrial companies with                ----------------------------------------------------
improving earnings growth prospects. While each stock was
evaluated on its own merits, the result was an increase of            Performance quoted represents past performance and
about 10 percentage points in exposure to industrial stocks           does not guarantee future results. Investment return
and a corresponding decrease in consumer staples holdings.            and principal value will fluctuate so that shares,
                                                                      when redeemed, may be worth more or less than their
Stock selection is the primary driver of the Fund's                   original cost. Current performance may be lower or
performance. We continue to seek high quality, fundamentally          higher than that shown here. Performance data
sound companies with strong revenue and earnings growth               current to the most recent month-end is available at
rates as well as attractive cash flow and capital use                 NORTHERNFUNDS.COM.
measures. We continue to have confidence that our investment process and discipline will identify attractive
opportunities over time.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
    Select Equity Fund
---
    Russell 1000 Growth Index

                                  (LINE GRAPH)

                             SELECT EQUITY FUND      RUSSELL 1000 GROWTH INDEX
                             ------------------      -------------------------
 4/6/94                             10000                      10000
                                    10818                      11761
                                    13601                      15523
                                    15724                      18236
                                    23544                      27255
                                    30320                      34914
                                    48445                      46828
                                    31334                      26823
                                    30527                      26287
                                    23196                      19250
                                    27917                      25450
                                    28408                      25745
 3/31/06                            31694                      29129

                                                    The Russell 1000 Growth
                                                    Index is an unmanaged index
                                                    that tracks the performance
                                                    of those Russell 1000
                                                    companies with higher
                                                    price-to-book ratios and
                                                    higher forecasted growth
                                                    values.

                                                    The graph and table do not
                                                    reflect the deduction of
                                                    taxes that a shareholder
                                                    would pay on fund
                                                    distributions or the
                                                    redemption of fund shares.

                                                    Unlike the Index, the Fund's
                                                    total returns are reduced by
                                                    operating expenses, such as
                                                    transaction costs and
                                                    management fees.

EQUITY FUNDS    8       NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

SMALL CAP GROWTH FUND

The economic recovery that began in late 2001 continued to            FUND MANAGER
advance during the past 12 months. Corporate profits rose                             CHRISTOPHER D. GUINTHER
more than 15 percent despite headwinds from higher interest                           With Northern Trust
rates, rapidly rising energy costs and severe hurricanes in                           since 2005
the south. The reluctance of corporate CEOs to spend their
ever-mounting cash moderated slightly, as capital spending
edged higher than gross cash flows during the past two                (PHOTO)
quarters. Nevertheless, capital spending remains below                FUND STATISTICS
historic averages and provides some hope for an extended
growth cycle. It appears the market has seamlessly                    INCEPTION DATE: September 30, 1999
transitioned from a consumer spending driven market to one            TOTAL NET ASSETS: $68 million
spurred by corporate expenditures without too great a                 NET ASSET VALUE: $12.93
dislocation in stock prices.                                          TICKER SYMBOL: NSGRX
                                                                      3-YEAR BETA: 0.83
The Fund returned 25.29 percent during the 12-month period            DIVIDEND SCHEDULE: Annually
ended March 31, 2006, compared with the 27.84 percent return
of the Russell 2000 Growth Index. Favorable stock selection           AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
generated good performance within the energy, industrials             ----------------------------------------------------
and materials sectors during the period. In particular, our
decision to overweight the energy sector contributed                  ONE YEAR                 25.29%
strongly to returns. Our selections within the consumer               THREE YEAR               24.25%
discretionary and information technology sectors lagged               FIVE YEAR                 6.72%
those in the benchmark, but this was offset for the most              SINCE INCEPTION           7.15%
part by the Fund's outperformance in the other six sectors
of the market. Our top-performing stocks during the 12-month          ----------------------------------------------------
period included Global Payments, Chicago Mercantile Exchange
and Range Resources Corp., each rising more than 50 percent           Performance quoted represents past performance and
for the period. The largest detractors from performance               does not guarantee future results. Investment return
included First Marblehead and Great Wolf Resorts, both of             and principal value will fluctuate so that shares,
which were hurt by expectations for slower earnings growth            when redeemed, may be worth more or less than their
in the future.                                                        original cost. Current performance may be lower or
                                                                      higher than that shown here. Performance data
We continue to pursue a high level of return by seeking               current to the most recent month-end is available at
above-average, quality-growth companies that can sustain              NORTHERNFUNDS.COM.
their growth through a moderating economic cycle. We favor
stocks with specific catalysts that have reasonable                   Small-company stocks are generally riskier than
valuations and consistent growth characteristics. As we               large-company stocks due to greater volatility and
begin the current fiscal year, we have repositioned the               less liquidity.
portfolio to include smaller and higher quality companies.
In 2006, we will seek outperformance through improved
information management, disciplined fundamental analysis and more sophisticated portfolio construction, executed in a
consistent and repeatable manner.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
    Small Cap Growth Fund
---
    Russell 2000 Growth Index

                                  (LINE GRAPH)

                             SMALL CAP GROWTH FUND   RUSSELL 2000 GROWTH INDEX
                             ---------------------   -------------------------
 9/30/99                             10000                     10000
                                     19305                     14577
                                     11316                      8774
                                     11607                      9208
                                      8166                      6295
                                     11861                     10273
                                     12503                     10362
 3/31/06                             15666                     13246

                                                    The Russell 2000 Growth
                                                    Index is an unmanaged index
                                                    that tracks the performance
                                                    of those Russell 2000
                                                    companies with higher
                                                    price-to-book ratios and
                                                    higher forecasted growth
                                                    values.

                                                    The graph and table do not
                                                    reflect the deduction of
                                                    taxes that a shareholder
                                                    would pay on fund
                                                    distributions or the
                                                    redemption of fund shares.

                                                    Unlike the Index, the Fund's
                                                    total returns are reduced by
                                                    operating expenses, such as
                                                    transaction costs and
                                                    management fees.

                            NORTHERN FUNDS ANNUAL REPORT    9       EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

SMALL CAP VALUE FUND

The Northern Small Cap Value Fund posted a return of 25.55            FUND MANAGER
percent in the 12-month period ended March 31, 2006,                                  ROBERT H. BERGSON
outperforming its benchmark, the Russell 2000 Value Index,                            With Northern Trust
which returned 23.77 percent. These results occurred during                           since 1997
a period when small-cap stocks extended their performance
advantage over large caps and small-cap value lagged its
growth counterpart. For the fiscal year, the Fund benefited           (PHOTO)
from its exposure to reasonably priced, profitable companies          FUND STATISTICS
with good signposts for sustainable growth, despite the
market's preference for stocks of companies with high growth          INCEPTION DATE: April 1, 1994
potential.                                                            TOTAL NET ASSETS: $612 million
                                                                      NET ASSET VALUE: $17.59
During the period, our quantitative stock selection model             TICKER SYMBOL: NOSGX
was most successful in selecting securities within the                3-YEAR BETA: 0.92
consumer discretionary, materials and industrials sectors,            DIVIDEND SCHEDULE: Annually
despite the three sectors' widely varying performance
results. Conversely, stock selection was less successful in           AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
sectors' such as technology and energy, where companies with          ----------------------------------------------------
the highest growth expectations did well even without strong
fundamentals. This was particularly true in the energy                ONE YEAR                 25.55%
sector during the third quarter, as energy companies of all           FIVE YEAR                17.44%
types and quality rose strongly along with energy prices              TEN YEAR                 13.49%
following Hurricanes Katrina and Rita. Although our                   SINCE INCEPTION          13.19%
avoidance of companies without earnings hurt the performance
of the portfolio during a period when this group represented          ----------------------------------------------------
the best performers in the Index, this was more than offset
by the successful selection of other reasonably priced                Performance quoted represents past performance and
companies with proven earnings.                                       does not guarantee future results. Investment return
                                                                      and principal value will fluctuate so that shares,
We remain dedicated to selecting companies that meet our              when redeemed, may be worth more or less than their
size, valuation and quality standards, and selling stocks             original cost. Current performance may be lower or
that fail to satisfy these criteria. This focus has been              higher than that shown here. Performance data
effective in meeting our performance objectives in a variety          current to the most recent month-end is available at
of market conditions. Further, we will continue to construct          NORTHERNFUNDS.COM.
a portfolio broadly diversified across industries and
sectors, concentrating our efforts on stock selection, while          Small-company stocks are generally riskier than
seeking to manage transaction costs in an efficient manner.           large-company stocks due to greater volatility and
                                                                      less liquidity.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
    Small Cap Value Fund
---
    Russell 2000 Value Index

                                  (LINE GRAPH)

                             SMALL CAP VALUE FUND    RUSSELL 2000 VALUE INDEX
                             --------------------    ------------------------
 4/1/94                              10000                     10000
                                     10060                     10351
                                     12474                     13102
                                     14031                     15195
                                     20035                     21751
                                     15336                     16960
                                     19938                     19208
                                     19790                     22945
                                     24661                     28393
                                     19541                     21781
                                     31137                     35831
                                     35219                     39333
 3/31/06                             44218                     48683

                                                    The Russell 2000 Value Index
                                                    is an unmanaged index that
                                                    tracks the performance of
                                                    those Russell 2000 companies
                                                    with lower price-to-book
                                                    ratios and lower forecasted
                                                    growth values.

                                                    The graph and table do not
                                                    reflect the deduction of
                                                    taxes that a shareholder
                                                    would pay on fund
                                                    distributions or the
                                                    redemption of fund shares.

                                                    Unlike the Index, the Fund's
                                                    total returns are reduced by
                                                    operating expenses, such as
                                                    transaction costs and
                                                    management fees.

EQUITY FUNDS    10      NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

TECHNOLOGY FUND

The Technology Fund returned 16.60 percent for its most               FUND MANAGERS
recent fiscal year, driven by strong performance within its                           GEORGE J. GILBERT
sector, in particular the Internet and semiconductor areas.                           With Northern Trust
Higher interest rates and rising energy prices failed to                              since 1980
dampen consumer demand for technology products and services,
which drove very strong growth in profits for the technology                          DEBORAH L. KOCH
sector during the period. These strong business results                               With Northern Trust
were, in turn, rewarded by investors who pushed technology                            since 2003
stock prices higher.

The Morgan Stanley High Tech 35 Index posted a 20.56 percent                          MATTHEW PERON
return during the period, while the S&P 500 Index returned                            With Northern Trust
11.73 percent. Stock selection was the chief reason for the                           since 2005
Fund's underperformance. In particular, our holdings in
Nvidia Corp. were the single largest detractor from relative performance. Stock selection in the disk drive and storage
sub-sectors added value, however, with issues such as                 (PHOTO)
Seagate and Brocade performing well. Effective March 24,              FUND STATISTICS
2006, the NYSE ARCA Tech 100SM Index replaced the Morgan
Stanley High Tech 35 Index as the Fund's secondary                    INCEPTION DATE: April 1, 1996
benchmark. The NYSE ARCA Tech 100 Index has a broader focus           TOTAL NET ASSETS: $209 million
on innovation, in contrast to the traditional electronic              NET ASSET VALUE: $12.22
technology sector that comprises the Morgan Stanley Index.            TICKER SYMBOL: NTCHX
We feel that this broader mandate -- which includes                   3-YEAR BETA (VS. S&P 500 INDEX): 1.75
innovative biotechnology and industrial companies -- will             DIVIDEND SCHEDULE: Annually
better serve our investors over the long term. And we
believe the new benchmark will also help to maintain the              AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
Fund's focus on the cutting edge of the investible science            ----------------------------------------------------
and technology sectors of the economy.
                                                                      ONE YEAR                 16.60%
We continue to concentrate our efforts on stock selection by          THREE YEAR               18.25%
employing rigorous fundamental analysis. Our goal is to               FIVE YEAR                (1.26)%
identify high quality technology stocks with sustainable              SINCE INCEPTION          10.13%
competitive advantages and improving fundamentals that are
not yet appreciated by the market. During the past several            ----------------------------------------------------
months, we have added tools to help us identify these
companies by objectively examining their balance sheet                Performance quoted represents past performance and
management and metrics, cash flow and margin trends, as well          does not guarantee future results. Investment return
as their incremental profitability. These factors, together           and principal value will fluctuate so that shares,
with our subjective analysis of companies' products,                  when redeemed, may be worth more or less than their
management and governance, should assist us in identifying            original cost. Current performance may be lower or
attractive investment opportunities going forward.                    higher than that shown here. Performance data
                                                                      current to the most recent month-end is available at
                                                                      NORTHERNFUNDS.COM.

                                                                      Technology stocks may be very volatile and mutual
                                                                      funds which concentrate in one market sector are
                                                                      generally riskier than more diversified strategies.


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
    Technology Fund
---
    NYSE ARCA Tech 100 Index
---
    S&P 500 Index

                                  (LINE GRAPH)

                   TECHNOLOGY FUND    NYSE ARCA TECH 100 INDEX     S&P 500 INDEX
                   ---------------    ------------------------     -------------
 4/1/96                 10000                   10000                  10000
                        12080                   12028                  11980
                        18439                   17198                  17724
                        33183                   24720                  20998
                        84379                   57756                  24761
                        27956                   32913                  19398
                        24628                   34057                  19448
                        15868                   22684                  14633
                        24735                   35499                  19776
                        22502                   36031                  21095
 3/31/06                26238                   43458                  23568

                                                    The NYSE ARCA Tech 100 Index
                                                    is an unmanaged index that
                                                    tracks the performance of
                                                    stocks within the technology
                                                    sector.

                                                    The S&P 500 Index is the
                                                    Standard and Poor's
                                                    Composite Index of 500
                                                    stocks, a widely recognized,
                                                    unmanaged index of common
                                                    stock prices. The graph and
                                                    table do not reflect the
                                                    deduction of taxes that a
                                                    shareholder would pay on
                                                    fund distributions or the
                                                    redemption of fund shares.

                                                    Unlike the Index, the Fund's
                                                    total returns are reduced by
                                                    operating expenses, such as
                                                    transaction costs and
                                                    management fees.

                            NORTHERN FUNDS ANNUAL REPORT    11      EQUITY FUNDS

EQUITY INDEX
STATEMENTS OF ASSETS AND LIABILITIES

                                                  ENHANCED                                       INTERNATIONAL
Amounts in thousands,                             LARGE CAP        GROWTH          INCOME            GROWTH        LARGE CAP
except per share data                               FUND         EQUITY FUND     EQUITY FUND      EQUITY FUND      VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                 $34,616        $670,826        $329,356       $1,187,722      $1,038,796
Investments, at fair value                           $34,985        $730,781        $359,412       $1,412,929      $1,186,878
Cash                                                       1              --              23               --              --
Dividend income receivable                                39           1,134             816            4,648           1,512
Interest income receivable                                --               1             798               --               6
Receivable for foreign tax withheld                       --              --              --              588              --
Receivable for securities sold                           354           4,723           2,790              309              --
Receivable for variation margin on futures
     contracts                                            --              --              --               --              --
Receivable for fund shares sold                        2,724             160             470              810             666
Receivable from investment adviser                         6              21              --               41              --
Prepaid and other assets                                  --               2               3                4               4
Total Assets                                          38,109         736,822         364,312        1,419,329       1,189,066
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                            --               8              --              159              --
Foreign currencies overdraft,
     at fair value ($696)                                 --              --              --              695              --
Unrealized loss on forward foreign currency
     exchange contracts                                   --              --              --                1              --
Payable for securities purchased                         544              --              --              149              --
Payable for variation margin on futures
     contracts                                             5              --              --               --              --
Payable for fund shares redeemed                          --           2,067             866            1,197           1,186
Payable to affiliates:
     Investment advisory fees                              2             120              59              270             196
     Co-administration fees                                1              21              10               41              34
     Custody and accounting fees                           4               4               2               33               5
     Transfer agent fees                                   1              14               7               27              23
Accrued other liabilities                                  9              36              32            2,345             107
Total Liabilities                                        566           2,270             976            4,917           1,551
-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $37,543        $734,552        $363,336       $1,414,412      $1,187,515
-----------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                        $37,050        $644,428        $327,338       $1,164,753        $998,576
Undistributed net investment income (loss)                10             558            (107)           5,149           5,745
Accumulated undistributed net realized gain
     (loss)                                              110          29,611           6,049           19,340          35,112
Net unrealized appreciation                              373          59,955          30,056          225,170         148,082
Net Assets                                           $37,543        $734,552        $363,336       $1,414,412      $1,187,515
-----------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
     UNLIMITED AUTHORIZATION)                          3,675          45,226          30,121          112,111          88,909
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION AND OFFERING
     PRICE PER SHARE                                  $10.22          $16.24          $12.06           $12.62          $13.36
-----------------------------------------------------------------------------------------------------------------------------


See Notes to the Financial Statements.

EQUITY FUNDS    12    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

     MID CAP              SELECT             SMALL CAP            SMALL CAP           TECHNOLOGY
   GROWTH FUND          EQUITY FUND         GROWTH FUND          VALUE FUND               FUND
------------------------------------------------------------------------------------------------
       $285,644            $219,243             $60,693             $407,919            $182,026
       $319,938            $244,113             $67,830             $608,651            $207,288
             --                  --                   1                   --                  --
             63                 265                  22                  803                 182
              1                   1                  --                    2                  --
             --                  --                  --                   --                  --
         10,860               8,236               1,021                  281               4,182

             --                  --                  --                   83                  --
            320                  50                  62                2,261                  17
              9                  --                   3                   34                  --
              1                   1                   1                    2                   1
        331,192             252,666              68,940              612,117             211,670
------------------------------------------------------------------------------------------------

             --                  --                  --                    4                  --


             --                  --                  --                   --                  --

             --                  --                  --                   --                  --

         11,099               6,521                 878                   --               2,096

             --                  --                  --                   --                  --

             74                 583                  26                  231                 164


             52                  40                  13                   98                  40
              9                   7                   2                   17                   6
              3                   2                  --                    2                   2
              6                   5                   1                   12                   4
             16                  40                  10                   25                  60
         11,259               7,198                 930                  389               2,372
------------------------------------------------------------------------------------------------
       $319,933            $245,468             $68,010             $611,728            $209,298
------------------------------------------------------------------------------------------------

       $386,971            $319,648            $228,325             $394,737          $1,211,844
             --                 195                  --                2,974                  --

       (101,332)            (99,245)           (167,452)              12,343          (1,027,808)
         34,294              24,870               7,137              201,674              25,262
       $319,933            $245,468             $68,010             $611,728            $209,298
------------------------------------------------------------------------------------------------

         21,251              12,170               5,259               34,771              17,121


         $15.06              $20.17              $12.93               $17.59              $12.22
------------------------------------------------------------------------------------------------


See Notes to the Financial Statements.


                              NORTHERN FUNDS ANNUAL REPORT    13    EQUITY FUNDS

EQUITY FUNDS
STATEMENTS OF OPERATIONS

                                 ENHANCED                                 INTERNATIONAL
                                 LARGE CAP   GROWTH         INCOME        GROWTH         LARGE CAP
Amounts in thousands             FUND (1)    EQUITY FUND    EQUITY FUND   EQUITY FUND    VALUE FUND
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend income                   $135       $9,993(2)      $9,231(3)      $28,511       $32,758(4)
Interest income                     22            372          3,945            43           1,810
  Total Investment Income          157         10,365         13,176        28,554          34,568
---------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees            21          6,941          3,285        14,368          11,285
Co-administration fees              10          1,098            520         1,963           1,786
Custody and accounting fees         46            185            110         1,561             306
Transfer agent fees                  7            732            347         1,309           1,191
Registration fees                   20             22             24            21              27
Printing fees                        7             58             20           105             111
Professional fees                    4             21              7            35              35
Shareholder servicing fees           -             11            329            13             537
Trustee fees and expenses            2             18              6            30              29
Other                                1             29             12           101              48
---------------------------------------------------------------------------------------------------
Total Expenses                     118          9,115          4,660        19,506          15,355
  Less voluntary waivers of
    investment advisory fees         -           (716)          (339)       (1,278)         (1,164)
  Less expenses reimbursed by
    investment adviser             (77)        (1,071)          (847)       (1,801)         (1,084)
  Less custodian credits             -             (2)            (7)           (3)             (2)
  Net Expenses                      41          7,326          3,467        16,424          13,105
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)       116          3,039          9,709        12,130          21,463
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAINS (LOSSES):
Net realized gains (losses) on:
  Investments                       90         69,276         25,428       130,919         104,265
  Options                            -            135              -             -               -
  Futures contracts                 20              -              -             -               -
  Foreign currency transactions      -              -              -        (3,394)              -
Net change in unrealized
appreciation
  (depreciation) on:
  Investments                      369          2,588          1,494       115,087         (23,657)
  Futures contracts                  4              -              -             -               -
  Forward foreign currency
    exchange contracts               -              -              -            (2)              -
  Translation of other assets
    and liabilities denominated
    in foreign currencies            -              -              -           225               -
Net Gains on Investments           483         71,999         26,922       242,835          80,608
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM
  OPERATIONS                      $599        $75,038        $36,631      $254,965        $102,071
---------------------------------------------------------------------------------------------------

(1) Commenced investment operations on December 16, 2005.             (3) Net of $25 in non-reclaimable foreign withholding taxes.
(2) Net of $39 in non-reclaimable foreign withholding taxes.          (4) Net of $164 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS     14  NORTHERN FUNDS ANNUAL REPORT

                              FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2006

  MID CAP       SELECT        SMALL CAP     SMALL CAP      TECHNOLOGY
GROWTH FUND   EQUITY FUND    GROWTH FUND    VALUE FUND        FUND
$ 1,848        $2,914(5)      $  319         $  8,792         $1,324(6)
    404           271             67              683            331
  2,252         3,185            386            9,475          1,655
-------------------------------------------------------------------------------
  2,902         2,581            728            4,847          2,576
    459           409             99              767            352
    102            87             50              177             73
    306           272             66              512            234
     19            21             16               21             20
     20            22             20               39             20
      7             7              7               14              7
     12            28              5              162             59
      6             6              6               12              6
     12            13             12               19             14
-------------------------------------------------------------------------------
  3,845         3,446          1,009            6,570          3,361
   (299)         (267)           (65)            (498)          (230)
   (483)         (455)          (113)            (951)          (197)
     (1)           -              (1)              (4)            --
  3,062         2,724            830            5,117          2,934
-------------------------------------------------------------------------------
   (810)          461           (444)           4,358         (1,279)
-------------------------------------------------------------------------------
 53,950        21,321         19,952           38,101         43,696
     --            --             --               --             --
     --            - -            --            3,915             --
     --            --             --               --             --
 (5,791)        7,926         (5,000)          73,864         (6,266)
     --            --             --            1,268             --
     --            --             --               --             --
     --            --             --               --             --
 48,159        29,247         14,952          117,148         37,430
-------------------------------------------------------------------------------
$47,349       $29,708        $14,508         $121,506        $36,151
-------------------------------------------------------------------------------


(5) Net of $9 in non-reclaimable foreign withholding taxes.
(6) Net of $37 in non-reclaimable foreign withholding taxes.


See Notes to the Financial Statements.

                                  NORTHERN FUNDS ANNUAL REPORT  15  EQUITY FUNDS

EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                              ENHANCED                                                   INTERNATIONAL
                              LARGE CAP       GROWTH                INCOME                  GROWTH                  LARGE CAP
                                FUND        EQUITY FUND           EQUITY FUND             EQUITY FUND               VALUE FUND

Amounts in thousands           2006(1)    2006       2005       2006       2005        2006         2005         2006         2005
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)    $116     $3,039     $4,525     $9,709     $9,102      $12,130      $10,217      $21,463     $14,185
Net realized gains               110     69,411     56,227     25,428     15,287      127,525       84,845      104,265      40,979
Net change in unrealized
appreciation
  (depreciation)                 373      2,588    (24,665)     1,494     (2,986)     115,310       25,804      (23,657)     22,338
  Net Increase (Decrease)
    in Net Assets
    Resulting from
    Operations                   599     75,038     36,087     36,631     21,403      254,965      120,866      102,071      77,502
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS:
Net increase (decrease)
  in net assets resulting
  from capital transactions   37,050    (22,200)   (69,241)    20,162     24,353     (113,245)     581,497       16,151     242,506
  Net Increase (Decrease)
  in Net Assets Resulting
    from Capital
    Transactions              37,050    (22,200)   (69,241)    20,162     24,353     (113,245)     581,497       16,151     242,506
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income      (106)    (2,687)    (4,319)   (10,158)   (12,441)     (10,200)      (6,000)     (19,759)    (12,228)
From net realized gains            -    (44,359)         -    (27,204)    (8,598)           -            -      (86,098)         --
  Total Distributions Paid      (106)   (47,046)    (4,319)   (37,362)   (21,039)     (10,200)      (6,000)    (105,857)    (12,228)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS               37,543      5,792    (37,473)    19,431     24,717      131,520      696,363       12,365     307,780
NET ASSETS:
Beginning of period                -    728,760    766,233    343,905    319,188    1,282,892      586,529    1,175,150     867,370
End of period                $37,543   $734,552   $728,760   $363,336   $343,905   $1,414,412   $1,282,892   $1,187,515  $1,175,150
------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT
  INCOME (LOSS)                  $10       $558       $206      $(107)     $(973)      $5,149       $6,604       $5,745      $4,041
------------------------------------------------------------------------------------------------------------------------------------

(1) Commenced investment operations on December 16, 2005.

See Notes to the Financial Statements.

EQUITY FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

                                  FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

           MID CAP                    SELECT                  SMALL CAP                 SMALL CAP                 TECHNOLOGY
         GROWTH FUND                EQUITY FUND              GROWTH FUND                VALUE FUND                    FUND

     2006          2005         2006          2005         2006         2005        2006           2005         2006         2005
------------------------------------------------------------------------------------------------------------------------------------
     $(810)      $(1,963)         $461       $1,407        $(444)       $(994)      $4,358        $3,389      $(1,279)      $(2,261)
    53,950        10,228        21,321       41,825       19,952        8,522       42,016        27,074       43,696        12,775
    (5,791)        1,222         7,926      (37,905)      (5,000)      (6,729)      75,132        24,817       (6,266)      (41,796)
    47,349         9,487        29,708        5,327       14,508          799      121,506        55,280       36,151       (31,282)
------------------------------------------------------------------------------------------------------------------------------------
   (39,084)      (62,883)      (91,129)    (122,730)     (20,580)    (105,518)      46,635        58,447      (82,013)     (114,405)
   (39,084)      (62,883)      (91,129)    (122,730)     (20,580)    (105,518)      46,635        58,447      (82,013)     (114,405)
------------------------------------------------------------------------------------------------------------------------------------
         -             -          (445)      (1,228)           -            -       (2,400)       (4,299)           -             -
         -             -             -            -            -            -      (36,507)      (23,900)           -             -
         -             -          (445)      (1,228)           -            -      (38,907)      (28,199)           -             -
------------------------------------------------------------------------------------------------------------------------------------
     8,265       (53,396)      (61,866)    (118,631)      (6,072)    (104,719)     129,234        85,528      (45,862)     (145,687)
   311,668       365,064       307,334      425,965       74,082      178,801      482,494       396,966      255,160       400,847
  $319,933      $311,668      $245,468     $307,334      $68,010      $74,082     $611,728      $482,494     $209,298      $255,160
------------------------------------------------------------------------------------------------------------------------------------
        $-            $-          $195         $179           $-           $6       $2,974        $1,563           $-            $-

See Notes to the Financial Statements.

                                NORTHERN FUNDS ANNUAL REPORT   17   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

                                                                       ENHANCED
                                                                       LARGE CAP
                                                                         FUND
Selected per share data                                                 2006(3)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.04
Net realized and unrealized gains                                         0.22
  Total from Investment Operations                                        0.26
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                             (0.04)
     Total Distributions Paid                                            (0.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $10.22
--------------------------------------------------------------------------------
TOTAL RETURN (1)                                                          2.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                $37,543
Ratio to average net assets of: (2)
  Expenses, net of reimbursements                                         0.60%
  Expenses, before reimbursements                                         1.71%
  Net investment income, net of reimbursements                            1.68%
  Net investment income, before reimbursements                            0.57%
Portfolio Turnover Rate                                                  22.05%
--------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than one year.

(3) Commenced investment operations on December 16, 2005.

See Notes to the Financial Statements.

EQUITY FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

                                  FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

                                                                                    GROWTH EQUITY FUND
Selected per share data                                      2006            2005           2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $15.64          $15.00          $11.51          $15.66          $15.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                         0.07            0.09            0.01            0.04            0.02
Net realized and unrealized gains (losses)                    1.60            0.64            3.49           (4.15)          (0.22)
  Total from Investment Operations                            1.67            0.73            3.50           (4.11)          (0.20)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                 (0.06)          (0.09)          (0.01)          (0.04)          (0.02)
  From net realized gains                                    (1.01)              -               -               -           (0.02)
     Total Distributions Paid                                (1.07)          (0.09)          (0.01)          (0.04)          (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $16.24          $15.64          $15.00          $11.51          $15.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                             10.72%           4.93%          30.41%         (26.25)%         (1.24)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $734,552        $728,760        $766,233        $562,961        $871,176
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                 1.00%           1.00%           1.00%           1.00%           1.00%
  Expenses, before waivers and reimbursements                 1.24%           1.25%           1.25%           1.27%           1.30%
  Net investment income, net of waivers and
    reimbursements                                            0.42%           0.60%           0.06%           0.32%           0.13%
  Net investment income (loss), before waivers
    and reimbursements                                        0.18%           0.35%          (0.19)%          0.05%          (0.17)%
Portfolio Turnover Rate                                      60.23%          86.61%         105.57%          50.79%          42.78%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

                                NORTHERN FUNDS ANNUAL REPORT   19   EQUITY FUNDS

EQUITY FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                                        INCOME EQUITY FUND

Selected per share data                                           2006          2005           2004           2003           2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $12.11         $12.11         $10.15         $11.41         $11.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.35           0.34           0.36           0.39           0.35
Net realized and unrealized gains (losses)                         0.94           0.42           2.00          (1.27)          0.39
  Total from Investment Operations                                 1.29           0.76           2.36          (0.88)          0.74
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                      (0.37)         (0.46)         (0.40)         (0.38)         (0.35)
  From net realized gains                                         (0.97)         (0.30)            --             --          (0.05)
     Total Distributions Paid                                     (1.34)         (0.76)         (0.40)         (0.38)         (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $12.06         $12.11         $12.11         $10.15         $11.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                  11.06%          6.45%         23.60%         (7.77)%         6.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $363,336       $343,905       $319,188       $217,944       $189,080
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                      1.00%          1.00%          1.00%          1.00%          1.00%
  Expenses, before waivers and reimbursements                      1.34%          1.30%          1.27%          1.30%          1.33%
  Net investment income, net of waivers and reimbursements         2.80%          2.76%          3.20%          3.78%          3.13%
  Net investment income, before waivers and reimbursements         2.46%          2.46%          2.93%          3.48%          2.80%
Portfolio Turnover Rate                                           74.74%         58.81%         84.84%         48.77%         60.90%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                 INTERNATIONAL GROWTH EQUITY FUND
Selected per share data                                           2006            2005         2004           2003          2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.51           $9.35       $5.98         $7.93         $9.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.11            0.09           -          0.05          0.05
Net realized and unrealized gains (losses)                          2.09            1.13        3.39         (1.95)        (1.15)
  Total from Investment Operations                                  2.20            1.22        3.39         (1.90)        (1.10)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income (1)                                   (0.09)          (0.06)      (0.02)        (0.05)        (0.01)
  From net realized gains                                              -               -           -             -         (0.01)
     Total Distributions Paid                                      (0.09)          (0.06)      (0.02)        (0.05)        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $12.62          $10.51       $9.35         $5.98         $7.93
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                                   21.00%          13.05%      56.78%       (23.97)%      (12.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $1,414,412      $1,282,892    $586,529      $168,651      $239,135
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                       1.25%           1.25%       1.25%         1.26%(3)      1.26%(3)
  Expenses, before waivers and reimbursements                       1.49%           1.45%       1.50%         1.56%         1.63%
  Net investment income, net of waivers and reimbursements          0.93%           1.15%       0.40%         0.65%         0.42%
  Net investment income, before waivers and reimbursements          0.69%           0.95%       0.15%         0.35%         0.05%
Portfolio Turnover Rate                                            98.16%          63.85%      73.36%       182.39%       222.75%
------------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) Expense ratios, net of waivers and reimbursements, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.


See Notes to the Financial Statements.

                            NORTHERN FUNDS ANNUAL REPORT    21      EQUITY FUNDS

EQUITY FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                                        LARGE CAP VALUE
Selected per share data                                           2006            2005         2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $13.44          $12.66       $8.93        $11.74        $10.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.25            0.16        0.12          0.11          0.04
Net realized and unrealized gains (losses)                          0.90            0.76        3.74         (2.81)         0.82
  Total from Investment Operations                                  1.15            0.92        3.86         (2.70)         0.86
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                       (0.23)          (0.14)      (0.13)        (0.11)        (0.07)
  From net realized gains                                          (1.00)              -           -             -         (0.02)
     Total Distributions Paid                                      (1.23)          (0.14)      (0.13)        (0.11)        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $13.36          $13.44      $12.66         $8.93        $11.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                    8.96%           7.31%      43.33%       (23.05)%        7.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $1,187,515      $1,175,150    $867,370      $428,735      $268,693
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                       1.10%           1.10%       1.10%         1.10%         1.10%
  Expenses, before waivers and reimbursements                       1.29%           1.24%       1.24%         1.27%         1.34%
  Net investment income, net of waivers and reimbursements          1.80%           1.39%       1.30%         1.53%         1.26%
  Net investment income, before waivers and reimbursements          1.61%           1.25%       1.16%         1.36%         1.02%
Portfolio Turnover Rate                                            33.10%          22.30%      15.08%        25.04%        19.22%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


See Notes to the Financial Statements.

EQUITY FUNDS    22      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                       MID CAP GROWTH FUND
Selected per share data                                          2006            2005          2004           2003         2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $12.91          $12.47         $9.07        $11.65        $11.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                              (0.05)          (0.10)        (0.06)        (0.09)        (0.06)
Net realized and unrealized gains (losses)                        2.20            0.54          3.46         (2.49)         0.63
  Total from Investment Operations                                2.15            0.44          3.40         (2.58)         0.57
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                    $15.06          $12.91        $12.47         $9.07        $11.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                 16.65%           3.53%        37.49%       (22.15)%        5.14%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $319,933        $311,668      $365,064      $224,930      $330,005
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                     1.00%           1.00%         1.00%         1.01%(2)      1.00%
  Expenses, before waivers and reimbursements                     1.26%           1.26%         1.26%         1.29%         1.32%
  Net investment loss, net of waivers and reimbursements         (0.26)%         (0.59)%       (0.64)%       (0.71)%       (0.50)%
  Net investment loss, before waivers and reimbursements         (0.52)%         (0.85)%       (0.90)%       (0.99)%       (0.82)%
Portfolio Turnover Rate                                         149.57%         106.13%       228.75%       161.58%       220.46%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Expense ratio, net of waivers and reimbursements, for the year would have been 1.00%, absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.


See Notes to the Financial Statements.

                            NORTHERN FUNDS ANNUAL REPORT    23      EQUITY FUNDS

EQUITY FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                                       SELECT EQUITY FUND
Selected per share data                                          2006            2005          2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $18.11          $17.86        $14.84        $19.52        $20.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      0.04            0.07         (0.03)            -         (0.03)
Net realized and unrealized gains (losses)                        2.05            0.25          3.05         (4.68)        (0.50)
  Total from Investment Operations                                2.09            0.32          3.02         (4.68)        (0.53)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.03)          (0.07)            -             -             -
  From net realized gains                                            -               -             -             -         (0.03)
     Total Distributions Paid                                    (0.03)          (0.07)            -             -         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $20.17          $18.11        $17.86        $14.84        $19.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                 11.56%           1.76%        20.35%       (24.02)%       (2.57)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $245,468        $307,334      $425,965      $394,283      $428,848
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                     1.00%           1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements                     1.27%           1.42%         1.32%         1.40%         1.54%
  Net investment income (loss), net of waivers and
     reimbursements                                               0.17%           0.39%        (0.15)%       (0.06)%       (0.17)%
Net investment loss, before waivers and reimbursements           (0.10)%         (0.03)%       (0.47)%       (0.46)%       (0.71)%
Portfolio Turnover Rate                                         145.09%         206.70%       200.55%       187.80%       151.19%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


See Notes to the Financial Statements.

EQUITY FUNDS    24      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                      SMALL CAP GROWTH FUND
Selected per share data                                          2006            2005          2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $10.32           $9.79          $6.74         $9.58         $9.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.13)          (0.26)         (0.08)        (0.12)        (0.10)
Net realized and unrealized gains (losses)                       2.74            0.79           3.13         (2.72)         0.34
  Total from Investment Operations                               2.61            0.53           3.05         (2.84)         0.24
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                   $12.93          $10.32          $9.79         $6.74         $9.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                25.29%           5.41%         45.25%       (29.65)%        2.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $68,010         $74,082       $178,801      $121,679      $223,743
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                    1.25%           1.26%(2)       1.25%         1.25%         1.25%
  Expenses, before waivers and reimbursements                    1.52%           1.49%          1.44%         1.48%         1.52%
  Net investment loss, net of waivers and reimbursements        (0.67)%         (0.88)%        (0.87)%       (0.92)%       (1.00)%
  Net investment loss, before waivers and reimbursements        (0.94)%         (1.11)%        (1.06)%       (1.15)%       (1.27)%
Portfolio Turnover Rate                                        150.83%         145.26%        291.99%       310.96%       379.64%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Expense ratio, net of waivers and reimbursements, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund's temporary borrowing against a line of credit.


See Notes to the Financial Statements.

                            NORTHERN FUNDS ANNUAL REPORT    25      EQUITY FUNDS

EQUITY FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                                           SMALL CAP VALUE FUND
Selected per share data                                                  2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $15.15       $14.23        $9.00     $  11.41        $9.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.13         0.10         0.10         0.12         0.05
Net realized and unrealized gains (losses)                                3.57         1.76         5.23        (2.49)        2.25
  Total from Investment Operations                                        3.70         1.86         5.33        (2.37)        2.30
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                             (0.08)       (0.14)       (0.10)       (0.04)       (0.01)
  From net realized gains                                                (1.18)       (0.80)           -            -        (0.51)
     Total Distributions Paid                                            (1.26)       (0.94)       (0.10)       (0.04)       (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                            $17.59       $15.15       $14.23     $   9.00       $11.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                         25.55%       13.11%       59.34%      (20.76)%      24.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                 $611,728     $482,494     $396,966     $235,801     $287,918
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                             1.00%        1.00%        1.00%        1.00%        1.00%
  Expenses, before waivers and reimbursements                             1.28%        1.28%        1.27%        1.40%        1.57%
  Net investment income, net of waivers and reimbursements                0.85%        0.79%        0.91%        1.18%        0.56%
  Net investment income (loss), before waivers and reimbursements         0.57%        0.51%        0.64%        0.78%       (0.01)%
Portfolio Turnover Rate                                                  31.58%       23.07%       50.46%       69.44%       76.63%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


See Notes to the Financial Statements.

EQUITY FUNDS    26      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                      TECHNOLOGY FUND
Selected per share data                                                  2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                      $10.48     $  11.52        $7.39       $11.46       $13.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                      (0.11)       (0.14)       (0.11)       (0.11)       (0.14)
Net realized and unrealized gains (losses)                                1.85        (0.90)        4.24        (3.96)       (1.42)
  Total from Investment Operations                                        1.74        (1.04)        4.13        (4.07)       (1.56)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                            $12.22       $10.48       $11.52        $7.39       $11.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                         16.60%       (9.03)%      55.89%      (35.57)%     (11.90)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                 $209,298     $255,160     $400,847     $277,679     $533,694
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                             1.25%        1.25%        1.25%        1.25%        1.25%
  Expenses, before waivers and reimbursements                             1.43%        1.48%        1.47%        1.53%        1.54%
  Net investment loss, net of waivers and reimbursements                 (0.54)%      (0.69)%      (0.92)%      (0.90)%      (0.96)%
  Net investment loss, before waivers and reimbursements                 (0.72)%      (0.92)%      (1.14)%      (1.18)%      (1.25)%
Portfolio Turnover Rate                                                  75.95%       29.78%       60.58%       61.72%       76.15%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


See Notes to the Financial Statements.

                            NORTHERN FUNDS ANNUAL REPORT    27      EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS
ENHANCED LARGE CAP FUND

                                                         NUMBER         VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 89.7%
AEROSPACE/DEFENSE - 2.0%
   Boeing (The) Co.                                       3,500          $273
   General Dynamics Corp.                                 1,200            77
   Lockheed Martin Corp.                                  3,200           240
   Northrop Grumman Corp.                                 2,200           150
   United Technologies Corp.                                100             6
--------------------------------------------------------------------------------
                                                                          746
--------------------------------------------------------------------------------
AGRICULTURE - 1.1%
   Altria Group, Inc.                                     5,600           397
   UST, Inc.                                                300            12
--------------------------------------------------------------------------------
                                                                          409
--------------------------------------------------------------------------------
APPAREL - 0.2%
   NIKE, Inc., Class B                                      800            68
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.5%
   PACCAR, Inc.                                           2,600           183
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.4%
   Goodyear Tire & Rubber (The) Co. *                     9,800           142
--------------------------------------------------------------------------------
BANKS - 5.5%
   Bank of America Corp.                                 17,003           774
   BB&T Corp.                                             3,900           153
   Comerica, Inc.                                         3,300           191
   First Horizon National Corp.                           4,000           167
   KeyCorp                                                5,700           210
   Synovus Financial Corp.                                2,600            70
   U.S. Bancorp                                           8,000           244
   Wachovia Corp.                                         1,800           101
   Wells Fargo & Co.                                      2,300           147
--------------------------------------------------------------------------------
                                                                        2,057
--------------------------------------------------------------------------------
BEVERAGES - 2.3%
   Brown-Forman Corp., Class B                              400            31
   Coca-Cola (The) Co.                                    9,900           415
   Pepsi Bottling Group, Inc.                             5,900           179
   PepsiCo, Inc.                                          4,000           231
--------------------------------------------------------------------------------
                                                                          856
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.1%
   Amgen, Inc. *                                          5,700           415
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.6%
   Masco Corp.                                            6,500           211
--------------------------------------------------------------------------------
CHEMICALS - 0.9%
   Air Products & Chemicals, Inc.                         1,500           101
   PPG Industries, Inc.                                     800            51
   Rohm & Haas Co.                                          471            23

                                                         NUMBER         VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 89.7% - CONTINUED
CHEMICALS - 0.9% - (CONTINUED)
   Sigma-Aldrich Corp.                                    2,700          $177
--------------------------------------------------------------------------------
                                                                          352
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.2%
   Cendant Corp.                                          3,800            66
--------------------------------------------------------------------------------
COMPUTERS - 3.7%
   Apple Computer, Inc. *                                   100             6
   Computer Sciences Corp. *                                200            11
   Dell, Inc. *                                           6,600           197
   EMC Corp. of Massachusetts *                          13,000           177
   Hewlett-Packard Co.                                   13,100           431
   IBM Corp.                                              6,600           544
   Lexmark International, Inc., Class A *                   500            23
--------------------------------------------------------------------------------
                                                                        1,389
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 1.0%
   Procter & Gamble Co.                                   6,600           380
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 6.9%
   American Express Co.                                   2,400           126
   Ameriprise Financial, Inc.                             1,000            45
   Capital One Financial Corp.                            1,100            89
   CIT Group, Inc.                                        3,700           198
   Citigroup, Inc.                                       17,900           845
   E*TRADE Financial Corp. *                              6,300           170
   Franklin Resources, Inc.                               2,100           198
   Goldman Sachs Group, Inc.                                100            16
   JPMorgan Chase & Co.                                   6,100           254
   Lehman Brothers Holdings, Inc.                         2,000           289
   Merrill Lynch & Co., Inc.                                400            31
   Morgan Stanley                                         5,300           333
--------------------------------------------------------------------------------
                                                                        2,594
--------------------------------------------------------------------------------
ELECTRIC - 2.9%
   American Electric Power Co.                            5,900           201
   Centerpoint Energy, Inc.                               1,500            18
   Dominion Resources, Inc. of Virginia                   1,300            90
   Duke Energy Corp. *                                    4,800           140
   Edison International                                   4,800           198
   Entergy Corp.                                          2,800           193
   PG&E Corp.                                             4,500           175
   TECO Energy, Inc.                                      4,500            72
--------------------------------------------------------------------------------
                                                                        1,087
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%
   Molex, Inc.                                              400            13
--------------------------------------------------------------------------------


See Notes to the Financial Statements.

EQUITY FUNDS    28      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                         NUMBER         VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 89.7% - CONTINUED
ELECTRONICS - 0.0%
   Sanmina-SCI Corp. *                                    1,500            $6
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.6%
   Waste Management, Inc.                                 6,501           229
--------------------------------------------------------------------------------
FOOD - 2.3%
   ConAgra Foods, Inc.                                    9,600           206
   General Mills, Inc.                                    2,100           106
   Kroger Co. *                                          10,200           208
   Safeway, Inc.                                          7,900           199
   SUPERVALU, Inc.                                        5,200           160
--------------------------------------------------------------------------------
                                                                          879
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.3%
   Louisiana-Pacific Corp.                                  900            24
   Temple-Inland, Inc.                                      900            40
   Weyerhaeuser Co.                                         700            51
--------------------------------------------------------------------------------
                                                                          115
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.2%
   Becton, Dickinson & Co.                                3,300           203
   Guidant Corp.                                            800            62
   Johnson & Johnson                                     11,300           669
   Medtronic, Inc.                                        5,300           269
   Zimmer Holdings, Inc. *                                  128             9
--------------------------------------------------------------------------------
                                                                        1,212
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 2.4%
   Coventry Health Care, Inc. *                             800            43
   HCA, Inc.                                              4,800           220
   Humana, Inc. *                                         3,500           185
   Laboratory Corp. of America Holdings *                 3,200           187
   Tenet Healthcare Corp. *                               9,899            73
   UnitedHealth Group, Inc.                                 900            50
   WellPoint, Inc. *                                      2,000           155
--------------------------------------------------------------------------------
                                                                          913
--------------------------------------------------------------------------------
HOME BUILDERS - 0.8%
   D.R. Horton, Inc.                                      3,700           123
   KB Home                                                2,300           149
   Pulte Homes, Inc.                                        600            23
--------------------------------------------------------------------------------
                                                                          295
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.6%
   Kimberly-Clark Corp.                                   4,100           237
--------------------------------------------------------------------------------
INSURANCE - 5.3%
   AFLAC, Inc.                                              700            32
   Allstate (The) Corp.                                   2,800           146

                                                         NUMBER         VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 89.7% - CONTINUED
INSURANCE - 5.3% - (CONTINUED)
   American International Group, Inc.                     5,300          $350
   Chubb Corp.                                            2,200           210
   CIGNA Corp.                                              500            65
   Cincinnati Financial Corp.                               800            34
   Genworth Financial, Inc., Class A                        900            30
   Hartford Financial Services Group, Inc.                  400            32
   Jefferson-Pilot Corp.                                    300            17
   Metlife, Inc.                                          5,500           266
   MGIC Investment Corp.                                  2,600           173
   Principal Financial Group                              4,100           200
   Progressive (The) Corp.                                  100            10
   Prudential Financial, Inc.                             3,700           281
   St. Paul Travelers Cos. (The), Inc.                    3,500           146
--------------------------------------------------------------------------------
                                                                        1,992
--------------------------------------------------------------------------------
INTERNET - 1.3%
   Amazon.com, Inc. *                                       893            33
   eBay, Inc. *                                             500            19
   Google, Inc., Class A *                                  600           234
   Symantec Corp. *                                       7,500           126
   Yahoo!, Inc. *                                         2,100            68
--------------------------------------------------------------------------------
                                                                          480
--------------------------------------------------------------------------------
IRON/STEEL - 0.6%
   Nucor Corp.                                            2,200           231
--------------------------------------------------------------------------------
LEISURE TIME - 0.2%
   Sabre Holdings Corp., Class A                          2,400            56
--------------------------------------------------------------------------------
LODGING - 0.4%
   Hilton Hotels Corp.                                    4,800           122
   Marriott International, Inc., Class A                    400            28
--------------------------------------------------------------------------------
                                                                          150
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.0%
   Deere & Co.                                              200            16
--------------------------------------------------------------------------------
MEDIA - 2.4%
   CBS Corp., Class B                                     8,700           209
   Gannett Co., Inc.                                        800            48
   News Corp., Class A                                   12,300           204
   Time Warner, Inc.                                     16,000           269
   Viacom, Inc., Class B *                                4,600           178
--------------------------------------------------------------------------------
                                                                          908
--------------------------------------------------------------------------------
MINING - 0.8%
   Freeport-McMoRan Copper & Gold, Inc., Class B          3,900           233


See Notes to the Financial Statements.

                            NORTHERN FUNDS ANNUAL REPORT    29      EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS
ENHANCED LARGE CAP FUND (continued)

                                                         NUMBER         VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 89.7% - CONTINUED
MINING - 0.8% - (CONTINUED)
   Newmont Mining Corp.                                     900           $47
--------------------------------------------------------------------------------
                                                                          280
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.0%
   3M Co.                                                 2,200           167
   Danaher Corp.                                            300            19
   General Electric Co.                                  27,500           956
   Honeywell International, Inc.                          4,900           210
   Ingersoll-Rand Co. Ltd., Class A                       4,900           205
   Tyco International Ltd.                               12,100           325
--------------------------------------------------------------------------------
                                                                        1,882
--------------------------------------------------------------------------------
OIL & GAS - 7.7%
   Anadarko Petroleum Corp.                               2,200           222
   Chevron Corp.                                          6,600           383
   ConocoPhillips                                         3,249           205
   Exxon Mobil Corp.                                     20,300         1,236
   Nabors Industries Ltd. *                               2,800           200
   Noble Corp.                                            2,400           195
   Rowan Cos., Inc.                                       1,100            48
   Valero Energy Corp.                                    3,500           209
   XTO Energy, Inc.                                       4,500           196
--------------------------------------------------------------------------------
                                                                        2,894
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.1%
   BJ Services Co.                                          100             3
   Schlumberger Ltd.                                        300            38
--------------------------------------------------------------------------------
                                                                           41
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.5%
   Ball Corp.                                             4,100           180
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.6%
   Abbott Laboratories                                    4,900           208
   AmerisourceBergen Corp.                                  800            38
   Barr Pharmaceuticals, Inc. *                             300            19
   Cardinal Health, Inc.                                    400            30
   Hospira, Inc. *                                        4,000           158
   King Pharmaceuticals, Inc. *                           7,200           124
   Lilly (Eli) & Co.                                      4,300           238
   Merck & Co., Inc.                                      6,400           225
   Pfizer, Inc.                                          23,300           581
   Schering-Plough Corp.                                  2,100            40
   Watson Pharmaceuticals, Inc. *                         1,100            32

                                                         NUMBER         VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 89.7% - CONTINUED
PHARMACEUTICALS - 4.6% - (CONTINUED)
   Wyeth                                                    391           $19
--------------------------------------------------------------------------------
                                                                        1,712
--------------------------------------------------------------------------------
PIPELINES - 0.6%
   El Paso Corp.                                          2,588            31
   Kinder Morgan, Inc.                                    2,000           184
--------------------------------------------------------------------------------
                                                                          215
--------------------------------------------------------------------------------
REITS - 0.3%
   Public Storage, Inc.                                   1,300           106
--------------------------------------------------------------------------------
RETAIL - 5.2%
   Autonation, Inc. *                                     7,000           151
   Darden Restaurants, Inc.                               4,400           180
   Dollar General Corp.                                   7,000           124
   Home Depot (The), Inc.                                10,000           423
   Lowe's Cos., Inc.                                      4,700           303
   McDonald's Corp.                                         400            14
   Penney (J.C.) Co., Inc. (Holding Co.)                  3,400           205
   Target Corp.                                           3,800           198
   Wal-Mart Stores, Inc.                                  7,300           345
--------------------------------------------------------------------------------
                                                                        1,943
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.6%
   Washington Mutual, Inc.                                5,300           226
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.1%
   Freescale Semiconductor, Inc., Class B *               7,000           194
   Intel Corp.                                           23,500           455
   Kla-Tencor Corp.                                         900            44
   LSI Logic Corp. *                                      5,400            63
   National Semiconductor Corp.                           4,900           136
   Texas Instruments, Inc.                                8,600           279
--------------------------------------------------------------------------------
                                                                        1,171
--------------------------------------------------------------------------------
SOFTWARE - 4.0%
   Automatic Data Processing, Inc.                        3,900           178
   BMC Software, Inc. *                                   8,000           173
   Fiserv, Inc. *                                         4,300           183
   Intuit, Inc. *                                           300            16
   Microsoft Corp.                                       31,400           854
   Parametric Technology Corp. *                          6,600           108
--------------------------------------------------------------------------------
                                                                        1,512
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.1%
   AT&T, Inc.                                            17,200           465
   BellSouth Corp.                                          400            14
   CIENA Corp. *                                          1,800             9


See Notes to the Financial Statements.

EQUITY FUNDS    30      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                         NUMBER         VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 89.7% - CONTINUED
TELECOMMUNICATIONS - 5.1% - (CONTINUED)
   Cisco Systems, Inc. *                                 25,600          $555
   Citizens Communications Co.                            1,000            13
   Comverse Technology, Inc. *                            4,800           113
   Motorola, Inc.                                         2,200            50
   QUALCOMM, Inc.                                         1,400            71
   Qwest Communications International, Inc. *            29,800           203
   Sprint Nextel Corp.                                    4,800           124
   Tellabs, Inc. *                                       10,700           170
   Verizon Communications, Inc.                           3,847           131
--------------------------------------------------------------------------------
                                                                        1,918
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.5%
   Mattel, Inc.                                          10,700           194
--------------------------------------------------------------------------------
TRANSPORTATION - 1.9%
   Burlington Northern Santa Fe Corp.                     2,700           225
   CSX Corp.                                              1,000            60
   Union Pacific Corp.                                    1,600           149
   United Parcel Service, Inc., Class B                   3,500           278
                                                                          712
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $33,304)                                                         33,673

                                                        PRINCIPAL
                                                          AMOUNT          VALUE
                                                          (000S)          (000S)
SHORT-TERM INVESTMENTS - 3.5%
   Barclays Bank, Global Treasury Services,
     London, Eurodollar Time Deposit,
     4.95%, 4/3/06                                       $1,217         1,217
U.S. Treasury Bill, (1)
     4.23%, 4/6/06                                           95           95
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $1,312)                                                           1,312

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 93.2%
--------------------------------------------------------------------------------
(COST $34,616)                                                         34,985
   Other Assets less Liabilities - 6.8%                                 2,558
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $37,543


*   Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

At March 31, 2006, the Enhanced Large Cap Fund had open futures contracts as follows:

                                     NOTIONAL                         UNREALIZED
                         NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
    TYPE                 CONTRACTS    (000S)    POSITION     EXP.       (000S)
S&P 500
E-Mini                      27       $1,759      Long       6/06          $4
================================================================================

At March 31, 2006, the industry sectors for the Enhanced Large Cap Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                     INVESTMENTS
Consumer Discretionary                                                 10.1%
Consumer Staples                                                        9.2
Energy                                                                  9.4
Financials                                                             20.5
Health Care                                                            12.8
Industrials                                                            12.0
Information Technology                                                 16.5
Materials                                                               3.5
Telecommunication Services                                              2.8
Utilities                                                               3.2
--------------------------------------------------------------------------------
Total                                                                 100.0%


See Notes to the Financial Statements.

                                    NORTHERN FUNDS ANNUAL REPORT 31 EQUITY FUNDS

EQUITY FUNDS

 SCHEDULE OF INVESTMENTS
 GROWTH EQUITY FUND

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
COMMON STOCKS - 96.4%

AEROSPACE/DEFENSE - 3.8%
   Lockheed Martin Corp.                                   179,475      $13,484
   Northrop Grumman Corp.                                  104,975        7,169
   Raytheon Co.                                            158,000        7,242
-------------------------------------------------------------------------------
                                                                         27,895
-------------------------------------------------------------------------------
APPAREL - 1.5%
   NIKE, Inc., Class B                                     128,275       10,916
-------------------------------------------------------------------------------
BANKS - 1.9%
   Bank of America Corp.                                   305,575       13,916
-------------------------------------------------------------------------------
BEVERAGES - 3.9%
   Pepsi Bottling Group, Inc.                              343,325       10,434
   PepsiCo, Inc.                                           310,850       17,964
-------------------------------------------------------------------------------
                                                                         28,398
-------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.5%
   Amgen, Inc. *                                           188,400       13,706
   Biogen Idec, Inc. *                                      94,815        4,466
-------------------------------------------------------------------------------
                                                                         18,172
-------------------------------------------------------------------------------
CHEMICALS - 1.0%
   Praxair, Inc.                                           138,150        7,619
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.6%
   Accenture Ltd., Class A                                 400,650       12,047
-------------------------------------------------------------------------------
COMPUTERS - 5.3%
   Dell, Inc. *                                            313,375        9,326
   EMC Corp. of Massachusetts *                          1,083,400       14,767
   Hewlett-Packard Co.                                     450,000       14,805
-------------------------------------------------------------------------------
                                                                         38,898
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 8.5%
   Citigroup, Inc.                                         349,925       16,527
   Franklin Resources, Inc.                                126,000       11,874
   Goldman Sachs Group, Inc.                               122,200       19,181
   Lehman Brothers Holdings, Inc.                          103,500       14,959
-------------------------------------------------------------------------------
                                                                         62,541
-------------------------------------------------------------------------------
ELECTRONICS - 1.3%
   Flextronics International Ltd. *                        894,150        9,254
-------------------------------------------------------------------------------
FOOD - 2.3%
   General Mills, Inc.                                     329,525       16,700
-------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 2.3%
   Alcon, Inc.                                              93,875        9,787
   Dade Behring Holdings, Inc.                             189,575        6,770
-------------------------------------------------------------------------------
                                                                         16,557
-------------------------------------------------------------------------------


                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
COMMON STOCKS - 96.4% - CONTINUED

HEALTHCARE - SERVICES - 1.4%
   Aetna, Inc.                                             213,100      $10,472
-------------------------------------------------------------------------------
INSURANCE - 9.1%
   AMBAC Financial Group, Inc.                             126,375       10,060
   American International Group, Inc.                      282,975       18,702
   Genworth Financial, Inc., Class A                       304,975       10,195
   Hartford Financial Services Group, Inc.                 175,825       14,163
   Prudential Financial, Inc.                              183,200       13,888
-------------------------------------------------------------------------------
                                                                         67,008
-------------------------------------------------------------------------------
LEISURE TIME - 1.4%
   Harley-Davidson, Inc.                                   192,500        9,987
-------------------------------------------------------------------------------
MEDIA - 0.8%
   Disney (Walt) Co.                                       211,000        5,885
-------------------------------------------------------------------------------
MINING - 1.7%
   Freeport-McMoRan Copper & Gold, Inc.,Class B            212,875       12,723
-------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.7%
   Eaton Corp.                                             179,300       13,084
   General Electric Co.                                    533,900       18,569
   Tyco International Ltd.                                 385,275       10,356
-------------------------------------------------------------------------------
                                                                         42,009
-------------------------------------------------------------------------------
OIL & GAS - 7.9%
   ConocoPhillips                                           73,276        4,628
   Devon Energy Corp.                                      113,225        6,926
   EOG Resources, Inc.                                     164,125       11,817
   Exxon Mobil Corp.                                       415,650       25,296
   GlobalSantaFe Corp.                                     150,865        9,165
-------------------------------------------------------------------------------
                                                                         57,832
-------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.4%
   BJ Services Co.                                         344,400       11,916
   Schlumberger Ltd.                                        43,275        5,478
-------------------------------------------------------------------------------
                                                                         17,394
-------------------------------------------------------------------------------
PHARMACEUTICALS - 8.4%
   Cardinal Health, Inc.                                   196,200       14,621
   Merck & Co., Inc.                                       373,325       13,152
   Pfizer, Inc.                                            534,625       13,323
   Teva Pharmaceutical Industries Ltd. ADR                 301,725       12,425
   Wyeth                                                   168,600        8,180
-------------------------------------------------------------------------------
                                                                         61,701
-------------------------------------------------------------------------------
RETAIL - 7.2%
   Best Buy Co., Inc.                                      186,000       10,403
   Lowe's Cos., Inc.                                       109,175        7,035
   Nordstrom, Inc.                                         313,175       12,270

See Notes to the Financial Statements.

EQUITY FUNDS 32 NORTHERN FUNDS ANNUAL REPORT

                                                                 MARCH 31, 2006


                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
COMMON STOCKS - 96.4% - CONTINUED

RETAIL - 7.2% - (CONTINUED)
   Staples, Inc.                                           486,775      $12,423
   Wal-Mart Stores, Inc.                                   233,300       11,021
-------------------------------------------------------------------------------
                                                                         53,152
-------------------------------------------------------------------------------
SEMICONDUCTORS - 2.6%
   Intel Corp.                                             615,625       11,912
   Kla-Tencor Corp.                                        147,800        7,148
-------------------------------------------------------------------------------
                                                                         19,060
-------------------------------------------------------------------------------
SOFTWARE - 2.8%
     Microsoft Corp.                                       763,875       20,785
-------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.6%
   Cisco Systems, Inc. *                                   937,525       20,316
   Motorola, Inc.                                          658,900       15,096
   Nokia OYJ ADR                                           632,875       13,113
-------------------------------------------------------------------------------
                                                                         48,525
-------------------------------------------------------------------------------
TRANSPORTATION - 2.5%
   Burlington Northern Santa Fe Corp.                      110,125        9,177
   United Parcel Service, Inc., Class B                    114,350        9,077
-------------------------------------------------------------------------------
                                                                         18,254
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------
(COST $648,215)                                                         707,700
-------------------------------------------------------------------------------


INVESTMENT COMPANY - 1.8%
   SPDR Trust Series 1                                     101,900       13,230
-------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY
-------------------------------------------------------------------------------
(COST $12,760)                                                           13,230



                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)        (000S)
SHORT-TERM INVESTMENT 1.3%
   Barclays Bank, Global Treasury Services,
    London, Eurodollar Time Deposit,
    4.95%, 4/3/06                                           $9,851        9,851
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
-------------------------------------------------------------------------------
(COST $9,851)                                                             9,851


-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.5%
-------------------------------------------------------------------------------
(COST $670,826)                                                         730,781
   Other Assets less Liabilities - 0.5%                                   3,771
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $734,552


At March 31, 2006, the industry sectors for the Growth Equity Fund were:

                                                                 % OF LONG-TERM
INDUSTRY SECTOR                                                    INVESTMENTS
Consumer Discretionary                                                  9.6%
Consumer Staples                                                        7.8
Energy                                                                 10.4
Financials                                                             21.8
Health Care                                                            14.8
Industrials                                                            12.2
Information Technology                                                 20.6
Materials                                                               2.8
-------------------------------------------------------------------------------
Total                                                                 100.0%

*Non-Income Producing Security

See Notes to the Financial Statements.

                                    NORTHERN FUNDS ANNUAL REPORT 33 EQUITY FUNDS

EQUITY FUNDS

 SCHEDULE OF INVESTMENTS
 INCOME EQUITY FUND

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
COMMON STOCKS - 45.3%

AGRICULTURE - 1.2%
   UST, Inc.                                               105,000       $4,368
-------------------------------------------------------------------------------
APPAREL - 0.4%
   Kellwood Co.                                             50,000        1,570
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.0%
   Coinmach Service Corp.                                  403,000        6,577
   Deluxe Corp.                                            160,000        4,187
   Macquarie Infrastructure                                120,000        3,900
-------------------------------------------------------------------------------
                                                                         14,664
-------------------------------------------------------------------------------
COMPUTERS - 1.6%
   Hewlett-Packard Co.                                     175,000        5,757
-------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.8%
   Colgate-Palmolive Co.                                    50,000        2,855
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.7%
   Bear Stearns Cos. (The), Inc.                            45,000        6,241
-------------------------------------------------------------------------------
ELECTRIC - 1.1%
   Scottish Power PLC ADR                                  100,000        4,029
-------------------------------------------------------------------------------
FOOD - 3.0%
   B&G Foods, Inc.                                         370,000        5,335
   SUPERVALU, Inc.                                         180,000        5,548
-------------------------------------------------------------------------------
                                                                         10,883
-------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 0.9%
   Johnson & Johnson                                        55,000        3,257
-------------------------------------------------------------------------------
HOME FURNISHINGS - 1.5%
   Whirlpool Corp.                                          60,000        5,488
-------------------------------------------------------------------------------
HOUSEWARES - 0.8%
   Newell Rubbermaid, Inc.                                 115,000        2,897
-------------------------------------------------------------------------------
INSURANCE - 4.3%
   Gallagher (Arthur J.) & Co.                              50,000        1,391
   Old Republic International Corp.                        250,000        5,455
   Prudential Financial, Inc.                               73,500        5,572
   St. Paul Travelers Cos. (The), Inc.                      80,000        3,343
-------------------------------------------------------------------------------
                                                                         15,761
-------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.2%
   Cummins, Inc.                                            40,000        4,204
-------------------------------------------------------------------------------
OIL & GAS - 5.8%
   Apache Corp.                                             35,000        2,293
   BP PLC ADR                                               15,000        1,034
   ConocoPhillips                                          103,284        6,522
   Devon Energy Corp.                                       70,000        4,282
   Marathon Oil Corp.                                       50,000        3,808

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
COMMON STOCKS - 45.3% - CONTINUED

OIL & GAS - 5.8% - (CONTINUED)
   Occidental Petroleum Corp.                               37,000       $3,428
-------------------------------------------------------------------------------
                                                                         21,367
-------------------------------------------------------------------------------
PHARMACEUTICALS - 6.4%
   Bristol-Myers Squibb Co.                                140,000        3,445
   GlaxoSmithKline PLC ADR                                 110,000        5,754
   King Pharmaceuticals, Inc. *                            250,000        4,313
   Merck & Co., Inc.                                       125,000        4,404
   Pfizer, Inc.                                            215,000        5,358
-------------------------------------------------------------------------------
                                                                         23,274
-------------------------------------------------------------------------------
RETAIL - 0.5%
   Home Depot (The), Inc.                                   40,000        1,692
-------------------------------------------------------------------------------
SOFTWARE - 0.4%
   Oracle Corp. *                                          100,000        1,369
-------------------------------------------------------------------------------
TELECOMMUNICATIONS - 9.7%
   China Mobile Hong Kong Ltd. ADR                         180,000        4,777
   Cisco Systems, Inc. *                                   240,000        5,201
   Nokia OYJ ADR                                           285,000        5,905
   PanAmSat Holding Corp.                                  255,000        6,329
   Valor Communications Group, Inc.                        350,000        4,606
   Verizon Communications, Inc.                            105,000        3,576
   Vodafone Group PLC ADR                                  225,000        4,703
-------------------------------------------------------------------------------
                                                                         35,097
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------
(COST $139,958)                                                         164,773


CONVERTIBLE PREFERRED STOCKS - 12.9%

AUTO MANUFACTURERS - 0.6%
   Ford Motor Co. Capital Trust II, 6.50%                   70,000        2,104
-------------------------------------------------------------------------------
CHEMICALS - 1.9%
   Huntsman Corp., 5.00%                                   160,000        6,883
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.3%
   United Rentals Trust I, 6.50%                           100,000        4,700
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.2%
   Citigroup Funding, Inc., 5.02%                          165,000        5,189
   Lehman Brothers Holdings, Inc., 6.25%                   100,000        2,650
-------------------------------------------------------------------------------
                                                                          7,839
-------------------------------------------------------------------------------
INSURANCE - 4.0%
   Chubb Corp., 7.00%                                       55,000        1,870
   Conseco, Inc., 5.50%                                     50,000        1,485
   Fortis Insurance NV, 7.75% (1)(2)                         3,250        4,283
   Metlife, Inc., 6.38%                                    100,000        2,683

See Notes to the Financial Statements.

EQUITY FUNDS 34 NORTHERN FUNDS ANNUAL REPORT

                                                                 MARCH 31, 2006

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
CONVERTIBLE PREFERRED STOCKS - 12.9% - CONTINUED

INSURANCE - 4.0% - (CONTINUED)
   Travelers Property Casualty Corp., 4.50%                180,000       $4,331
-------------------------------------------------------------------------------
                                                                         14,652
-------------------------------------------------------------------------------
RETAIL - 0.9%
   Rite Aid Corp., 5.50%                                   150,000        3,443
-------------------------------------------------------------------------------
SAVINGS & LOANS - 2.0%
   Sovereign Capital Trust II, 4.38%                       100,000        4,543
   Washington Mutual Capital Trust, 5.38%                   50,000        2,701
-------------------------------------------------------------------------------
                                                                          7,244
-------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
-------------------------------------------------------------------------------
(COST $46,022)                                                           46,865

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)         (000S)

CONVERTIBLE BONDS - 35.1%
AEROSPACE/DEFENSE - 2.9%
   DRS Technologies, Inc., (1) (2)
    2.00%, 2/1/26                                           $3,000        3,165
   Lockheed Martin Corp.,
    4.50%, 8/15/33                                           6,276        7,280
-------------------------------------------------------------------------------
                                                                         10,445
-------------------------------------------------------------------------------
APPAREL - 1.6%
   Kellwood, Co.,
    3.50%, 6/15/34                                           6,400        5,728
-------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 2.2%
   Goodyear Tire & Rubber (The) Co., (1)
    4.00%, 6/15/34                                          $6,000        7,972
-------------------------------------------------------------------------------
COMPUTERS - 2.0%
   Electronic Data Systems Corp.,
    3.88%, 7/15/23                                           7,000        7,297
-------------------------------------------------------------------------------
ELECTRONICS - 1.1%
   Coherent, Inc., (1) (2)
    2.75%, 3/1/11                                            3,500        3,920
-------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.0%
   Allied Waste North America,
    4.25%, 4/15/34                                           4,000        3,750
-------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 1.2%
   Conmed Corp.,
    2.50%, 11/15/24                                          5,500        4,538
-------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 2.7%
   Genesis HealthCare Corp.,
    2.50%, 3/15/25                                           7,000        7,131


                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)         (000S)

CONVERTIBLE BONDS - 35.1% - CONTINUED

HEALTHCARE - SERVICES - 2.7% - (CONTINUED)
   Health Management Associates, Inc.,
    1.50%, 8/1/23                                         $  2,625       $2,632
-------------------------------------------------------------------------------
                                                                          9,763
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.8%
   Church & Dwight Co, Inc.,
    5.25%, 8/15/33                                           5,000        6,481
-------------------------------------------------------------------------------
INSURANCE - 1.7%
   American Equity Investment Life Holding Co.,
    5.25%, 12/6/24                                           5,050        6,312
-------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.8%
   AGCO Corp.,
    1.75%, 12/31/33                                          6,000        6,458
-------------------------------------------------------------------------------
MEDIA - 1.1%
   Liberty Media Corp.,
    0.75%, 3/30/23                                           4,000        4,225
-------------------------------------------------------------------------------
MINING - 1.4%
   Freeport-McMoRan Copper & Gold, Inc.,
    7.00%, 2/11/11                                           2,500        5,016
-------------------------------------------------------------------------------
PHARMACEUTICALS - 1.8%
   Watson Pharmaceuticals, Inc.,
    1.75%, 3/15/23                                           7,000        6,449
-------------------------------------------------------------------------------
RETAIL - 1.2%
   Sonic Automotive, Inc.,
    4.25%, 11/30/15                                          3,500        4,419
-------------------------------------------------------------------------------
SEMICONDUCTORS - 3.0%
   Intel Corp., (1)(2)
    2.95%, 12/15/35                                          8,000        6,890
   International Rectifier Corp.,
    4.25%, 7/15/07                                           4,000        3,920
-------------------------------------------------------------------------------
                                                                         10,810
-------------------------------------------------------------------------------
SOFTWARE - 5.2%
   Fair Isaac Corp.,
    1.50%, 8/15/23                                           7,000        7,385
   Novell, Inc.,
    0.50%, 7/15/24                                           6,000        5,535
   Sybase, Inc.,
    1.75%, 2/22/25                                           4,000        3,995
    1.75%, 2/22/25(1)(2)                                     2,000        1,998
-------------------------------------------------------------------------------
                                                                         18,913
-------------------------------------------------------------------------------

See Notes to the Financial Statements.


                                    NORTHERN FUNDS ANNUAL REPORT 35 EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
INCOME EQUITY FUND (continued)

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                          (000S)        (000S)
CONVERTIBLE BONDS - 35.1% - CONTINUED
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.4%
  Nextel Communications, Inc.,
    5.25%, 1/15/10                                        $5,000        $5,006
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
--------------------------------------------------------------------------------
(COST $123,104)                                                        127,502

SHORT-TERM INVESTMENT - 5.6%
--------------------------------------------------------------------------------
  Barclays Bank, Global Treasury Services,
    London, Eurodollar Time Deposit,
    4.95%, 4/3/06                                         20,272        20,272
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $20,272)                                                          20,272
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.9%
--------------------------------------------------------------------------------
(COST $329,356)                                                        359,412
        Other Assets less Liabilities - 1.1%                             3,924
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $363,336

*   Non-Income Producing Security

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2) Restricted security has been deemed illiquid. At March 31, 2006, the value of these restricted illiquid securities amounted to approximately $20,256,000 or 5.6% of net assets. Additional information on each restricted illiquid security is as follows:

                                                                     ACQUISITION
                                                   ACQUISITION          COST
SECURITY                                               DATE            (000S)
--------------------------------------------------------------------------------
Coherent, Inc., 2.75%, 3/1/11                     3/7/06-3/10/06       $3,589
DRS Technologies, Inc., 2.00%, 2/1/26                 1/30/06           3,000
Fortis Insurance NV, 7.75%                        1/20/05-2/15/06       3,523
Intel Corp., 2.95%, 12/15/35                     12/14/05-2/15/06       7,904
Sybase, Inc., 1.75%, 2/22/25                          2/15/05           2,000
--------------------------------------------------------------------------------


At March 31, 2006, the industry sectors for the Income Equity Fund were:

                                                                 % OF LONG-TERM
INDUSTRY SECTOR                                                    INVESTMENTS
--------------------------------------------------------------------------------
Communications                                                         3.1%
Consumer Discretionary                                                13.9
Consumer Staples                                                       7.9
Energy                                                                 6.3
Financials                                                            17.6
Health Care                                                           13.9
Industrials                                                            8.5
Materials                                                              3.5
Technology                                                            15.7
Telecommunication Services                                             8.4
Utilities                                                              1.2
--------------------------------------------------------------------------------
Total                                                                100.0%

See Notes to the Financial Statements.

EQUITY FUNDS    36         NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
INTERNATIONAL GROWTH EQUITY FUND

                                                         NUMBER          VALUE
                                                        OF SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9%
--------------------------------------------------------------------------------
AUSTRALIA - 2.5%
   Cochlear Ltd.                                         279,121         $10,667
   Macquarie Bank Ltd.                                   303,111          14,007
   Orica Ltd.                                            668,415          11,084
--------------------------------------------------------------------------------
                                                                          35,758
--------------------------------------------------------------------------------
FINLAND - 1.9%
   Nokia OYJ                                           1,311,700          27,184
--------------------------------------------------------------------------------
FRANCE - 10.7%
   Accor S.A.                                            341,135          19,619
   Alstom RGPT *                                         306,138          25,558
   AXA S.A.                                              851,138          29,773
   Societe Generale                                      186,082          27,957
   Technip S.A.                                          348,094          23,635
   Veolia Environment                                    458,326          25,442
--------------------------------------------------------------------------------
                                                                         151,984
--------------------------------------------------------------------------------
GERMANY - 10.5%
   Adidas-Salomon A.G.                                   111,659          22,075
   Allianz A.G. (Registered)                             180,617          30,155
   Commerzbank A.G.                                      767,260          30,547
   Fresenius Medical Care A.G.                           177,745          21,223
   GEA Group A.G.                                        629,284          10,581
   Hochtief A.G.                                         180,904          10,236
   SAP A.G.                                              109,539          23,802
--------------------------------------------------------------------------------
                                                                         148,619
--------------------------------------------------------------------------------
GREECE - 1.0%
   EFG Eurobank Ergasias S.A.                            373,651          14,392
--------------------------------------------------------------------------------
ITALY - 5.3%
   Banche Popolari Unite Scrl                            815,662          19,770
   ENI S.p.A.                                            861,835          24,545
   UniCredito Italiano S.p.A.                          4,175,679          30,121
--------------------------------------------------------------------------------
                                                                          74,436
--------------------------------------------------------------------------------
JAPAN - 22.6%
   Asahi Glass Co. Ltd.                                1,512,000          22,614
   Astellas Pharma, Inc.                                 500,500          19,021
   Chugai Pharmaceutical Co. Ltd.                        945,600          17,151
   Fanuc Ltd.                                            263,800          25,399
   Fuji Television Network, Inc.                           8,455          21,088
   Keyence Corp.                                          52,720          13,694
   Kubota Corp.                                        2,234,000          24,127
   Mazda Motor Corp.                                   2,221,000          13,502
   Millea Holdings, Inc.                                   1,326          26,183
   Mizuho Financial Group, Inc.                            2,402          19,670

                                                         NUMBER          VALUE
                                                        OF SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9% - CONTINUED
--------------------------------------------------------------------------------
JAPAN - 22.6% - (CONTINUED)
   Nippon Telegraph & Telephone Corp.                      2,207          $9,505
   Seven & I Holdings Co. Ltd.                           442,800          17,547
   Shiseido Co. Ltd.                                   1,209,000          22,483
   Sony Corp.                                            543,100          25,054
   Sumitomo Metal Industries Ltd.                      3,128,000          13,433
   Toyota Motor Corp.                                    540,500          29,452
--------------------------------------------------------------------------------
                                                                         319,923
--------------------------------------------------------------------------------
NETHERLANDS - 2.9%
   Qiagen N.V. *                                         826,100          12,181
   Royal Dutch Shell PLC, Class B                        886,336          28,832
--------------------------------------------------------------------------------
                                                                          41,013
--------------------------------------------------------------------------------
SINGAPORE - 0.8%
   CapitaLand Ltd.                                     3,750,000          11,235
--------------------------------------------------------------------------------
SPAIN - 2.1%
   Banco Santander Central Hispano S.A                 2,012,873          29,421
--------------------------------------------------------------------------------
SWEDEN - 4.0%
   Assa Abloy AB, Class B                              1,063,482          19,677
   Telefonaktiebolaget LM Ericsson, Class B            5,802,000          21,979
   Volvo AB, Class B                                     305,400          14,275
--------------------------------------------------------------------------------
                                                                          55,931
--------------------------------------------------------------------------------
SWITZERLAND - 12.9%
   Julius Baer Holding A.G., Class B (Registered)        264,855          23,901
   Logitech International S.A. (Registered) *            441,293          17,574
   Nestle S.A. (Registered)                               71,195          21,144
   Novartis A.G. (Registered)                            547,079          30,439
   Roche Holding A.G. (Genusschein)                       79,641          11,863
   Schindler Holding A.G                                 350,455          18,679
   Syngenta A.G. *                                       142,327          20,012
   UBS A.G. (Registered)                                 349,486          38,293
--------------------------------------------------------------------------------
                                                                         181,905
--------------------------------------------------------------------------------
TAIWAN - 1.2%
   Taiwan Semiconductor Manufacturing
     Co. Ltd. ADR                                      1,643,900          16,538
--------------------------------------------------------------------------------
UNITED KINGDOM - 21.5%
   Anglo American PLC                                    555,707          21,542
   Barclays PLC                                        2,263,546          26,494
   BP PLC                                              1,497,822          17,207
   BT Group PLC                                        6,760,696          26,163
   GlaxoSmithKline PLC                                 1,284,139          33,544
   Group 4 Securicor PLC                               6,246,609          20,518
   ITV PLC                                             9,293,919          19,257
   Lloyds TSB Group PLC                                2,150,887          20,623

See Notes to the Financial Statements.

                           NORTHERN FUNDS ANNUAL REPORT    37       EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
INTERNATIONAL GROWTH EQUITY FUND (continued)

                                                         NUMBER          VALUE
                                                        OF SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9% - CONTINUED
--------------------------------------------------------------------------------
UNITED KINGDOM - 21.5% - (CONTINUED)
   Lonmin PLC                                            236,029         $10,898
   Marks & Spencer Group PLC                           1,209,326          11,676
   Prudential PLC                                      1,630,559          18,952
   Rio Tinto PLC                                         468,311          24,141
   Smiths Group PLC                                    1,122,312          19,171
   United Business Media PLC                             923,734          11,617
   WPP Group PLC                                       1,881,023          22,530
--------------------------------------------------------------------------------
                                                                         304,333
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (1)
--------------------------------------------------------------------------------
(COST $1,187,645)                                                      1,412,672
--------------------------------------------------------------------------------
WARRANT - 0.0%
--------------------------------------------------------------------------------
   Syngenta A.G., Exp. 5/23/06, Strike $234.00 *         143,098             180
--------------------------------------------------------------------------------
TOTAL WARRANT
--------------------------------------------------------------------------------
(COST $ -)                                                                   180

                                                       PRINCIPAL
                                                         AMOUNT          VALUE
                                                         (000S)          (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.0%
--------------------------------------------------------------------------------
 Barclays Bank, Global Treasury Services,
     London, Eurodollar Time Deposit,
     4.95%, 4/3/06                                           $77              77
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $77)                                                                    77

TOTAL INVESTMENTS - 99.9%
--------------------------------------------------------------------------------
(COST $1,187,722)                                                      1,412,929
   Other Assets less Liabilities - 0.1%                                    1,483
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,414,412

*   Non-Income Producing Security

(1) In accordance with the Fund's prospectus, adjustment factors were provided by an independent evaluation service to determine the value of these securities. At March 31, 2006, the value of these securities amounted to approximately $1,396,134,000 or 98.8% of long-term investments.

At March 31, 2006, the industry sectors for the International Growth Equity Fund were:

--------------------------------------------------------------------------------
                                                                 % OF LONG-TERM
INDUSTRY SECTOR                                                    INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                13.9%
Consumer Staples                                                       4.3
Energy                                                                 6.7
Financials                                                            29.1
Health Care                                                           11.0
Industrials                                                           14.2
Information Technology                                                 8.6
Materials                                                              7.9
Telecommunication Services                                             2.5
Utilities                                                              1.8
--------------------------------------------------------------------------------
Total                                                                100.0%

At March 31, 2006, the International Growth Equity Fund's investments were denominated in the following currencies:

--------------------------------------------------------------------------------
                                                                 % OF LONG-TERM
CONCENTRATION BY CURRENCY                                          INVESTMENTS
--------------------------------------------------------------------------------
Euro                                                                  32.4%
British Pound                                                         23.6
Japanese Yen                                                          22.6
Swiss Franc                                                           12.9
All other currencies less than 5%                                      8.5
--------------------------------------------------------------------------------
Total                                                                100.0%

At March 31, 2006, the International Growth Equity Fund had outstanding forward foreign currency exchange contracts as follows:

                 AMOUNT         IN          AMOUNT
CONTRACTS        (LOCAL      EXCHANGE       (LOCAL                   UNREALIZED
TO DELIVER      CURRENCY)      FOR         CURRENCY)   SETTLEMENT       LOSS
CURRENCY         (000S)      CURRENCY       (000S)        DATE         (000S)
--------------------------------------------------------------------------------
Australian                    Swiss
Dollar             267        Franc           247        4/3/06          $(1)
Swedish                       Swiss
Krona            2,317        Franc           388        4/3/06            -
--------------------------------------------------------------------------------
Total                                                                    $(1)

See Notes to the Financial Statements.

EQUITY FUNDS    38         NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
LARGE CAP VALUE FUND

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1%
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 1.9%
   Ford Motor Co.                                   2,850,000         $22,686
--------------------------------------------------------------------------------
BANKS - 4.6%
   Mellon Financial Corp.                             750,000          26,700
   Wachovia Corp.                                     500,000          28,025
--------------------------------------------------------------------------------
                                                                       54,725
--------------------------------------------------------------------------------
BEVERAGES - 4.6%
   Anheuser-Busch Cos., Inc.                          557,000          23,823
   Coca-Cola (The) Co.                                728,000          30,481
--------------------------------------------------------------------------------
                                                                       54,304
--------------------------------------------------------------------------------
BUILDING MATERIALS - 2.2%
   Masco Corp.                                        812,000          26,382
--------------------------------------------------------------------------------
CHEMICALS - 2.2%
   du Pont (E.I.) de Nemours & Co.                    608,000          25,664
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 4.6%
   Avon Products, Inc.                                881,000          27,461
   Procter & Gamble Co.                               482,000          27,773
--------------------------------------------------------------------------------
                                                                       55,234
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 9.2%
   CIT Group, Inc.                                    483,700          25,888
   Citigroup, Inc.                                    571,000          26,968
   JPMorgan Chase & Co.                               707,000          29,440
   Morgan Stanley                                     438,000          27,515
--------------------------------------------------------------------------------
                                                                      109,811
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.2%
   Emerson Electric Co.                               308,000          25,758
--------------------------------------------------------------------------------
FOOD - 6.5%
   Albertson's, Inc.                                1,019,000          26,158
   General Mills, Inc.                                543,000          27,519
   Sara Lee Corp.                                   1,291,000          23,083
--------------------------------------------------------------------------------
                                                                       76,760
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 4.0%
   International Paper Co.                            763,000          26,377
   MeadWestvaco Corp.                                 795,000          21,711
--------------------------------------------------------------------------------
                                                                       48,088
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 4.3%
   Baxter International, Inc.                         718,000          27,865
   Johnson & Johnson                                  385,000          22,800
--------------------------------------------------------------------------------
                                                                       50,665
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 4.0%
   Avery Dennison Corp.                               426,000          24,913

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1% - CONTINUED
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 4.0% - (CONTINUED)
   Kimberly-Clark Corp.                               398,000         $23,004
--------------------------------------------------------------------------------
                                                                       47,917
--------------------------------------------------------------------------------
HOUSEWARES - 2.0%
   Newell Rubbermaid, Inc.                            936,000          23,578
--------------------------------------------------------------------------------
INSURANCE - 2.2%
   Lincoln National Corp.                             480,000          26,203
--------------------------------------------------------------------------------
MEDIA - 4.3%
   McGraw-Hill Cos. (The), Inc.                       499,000          28,753
   Tribune Co.                                        833,000          22,849
--------------------------------------------------------------------------------
                                                                       51,602
--------------------------------------------------------------------------------
MINING - 2.1%
   Alcoa, Inc.                                        810,000          24,754
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 6.8%
   3M Co.                                             330,000          24,978
   General Electric Co.                               854,000          29,702
   Honeywell International, Inc.                      619,000          26,474
--------------------------------------------------------------------------------
                                                                       81,154
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 2.1%
   Pitney Bowes, Inc.                                 568,000          24,384
--------------------------------------------------------------------------------
OIL & GAS - 4.8%
   Chevron Corp.                                      517,000          29,971
   Exxon Mobil Corp.                                  442,000          26,900
--------------------------------------------------------------------------------
                                                                       56,871
--------------------------------------------------------------------------------
PHARMACEUTICALS - 9.3%
   Abbott Laboratories                                579,000          24,590
   Bristol-Myers Squibb Co.                         1,165,000          28,671
   Pfizer, Inc.                                     1,343,000          33,467
   Wyeth                                              500,000          24,260
--------------------------------------------------------------------------------
                                                                      110,988
--------------------------------------------------------------------------------
SEMICONDUCTORS - 1.9%
   Intel Corp.                                      1,150,000          22,252
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 9.1%
   AT&T, Inc.                                         966,000          26,121
   BellSouth Corp.                                    771,000          26,715
   Nokia OYJ ADR                                    1,388,000          28,759
   Verizon Communications, Inc.                       772,000          26,294
--------------------------------------------------------------------------------
                                                                      107,889
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                                    NORTHERN FUNDS ANNUAL REPORT 39 EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
LARGE CAP VALUE FUND (continued)

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 96.1% - CONTINUED
TOYS, GAMES & HOBBIES - 1.2%
   Mattel, Inc.                                       770,000         $13,960
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $993,547)                                                     1,141,629

                                                    PRINCIPAL
                                                     AMOUNT            VALUE
                                                     (000S)            (000S)
SHORT-TERM INVESTMENT - 3.8%
   Barclays Bank, Global Treasury Services,
     London Eurodollar Time Deposit,
     4.95%, 4/3/06                                    $45,249          45,249
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $45,249)                                                         45,249
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
--------------------------------------------------------------------------------
(COST $1,038,796)                                                   1,186,878
   Other Assets less Liabilities - 0.1%                                   637
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $1,187,515

At March 31, 2006, the industry sectors for the Large Cap Value Fund were:

                                                                % OF LONG-TERM
INDUSTRY SECTOR                                                   INVESTMENTS
Consumer Discretionary                                                    9.8%
Consumer Staples                                                         18.3
Energy                                                                    5.0
Financials                                                               16.7
Health Care                                                              14.2
Industrials                                                              16.0
Information Technology                                                    4.5
Materials                                                                 8.6
Telecommunication Services                                                6.9
--------------------------------------------------------------------------------
Total                                                                   100.0%

See Notes to the Financial Statements.

EQUITY FUNDS 40 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
MID CAP GROWTH FUND

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 99.1%
APPAREL - 1.5%
   Polo Ralph Lauren Corp.                             81,600          $4,946
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.0%
   Medimmune, Inc. *                                   86,800           3,175
--------------------------------------------------------------------------------
BUILDING MATERIALS - 1.0%
   Masco Corp.                                         99,500           3,233
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.1%
   Corporate Executive Board Co.                       50,100           5,055
   ITT Educational Services, Inc. *                    59,600           3,817
   Moody's Corp.                                       47,800           3,416
   Robert Half International, Inc.                    103,700           4,004
--------------------------------------------------------------------------------
                                                                       16,292
--------------------------------------------------------------------------------
DATA PROCESSING - 2.2%
   Ceridian Corp. *                                   132,700           3,377
   Global Payments, Inc.                               72,000           3,817
--------------------------------------------------------------------------------
                                                                        7,194
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.5%
   Grainger (W.W.), Inc.                               63,000           4,747
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 4.1%
   Chicago Mercantile Exchange Holdings, Inc.           6,400           2,864
   CIT Group, Inc.                                     70,200           3,757
   Nuveen Investments, Inc., Class A                   67,500           3,250
   Price (T. Rowe) Group, Inc.                         39,800           3,113
--------------------------------------------------------------------------------
                                                                       12,984
--------------------------------------------------------------------------------
ELECTRONICS - 2.0%
   Mettler-Toledo International, Inc. *                54,600           3,295
   Thomas & Betts Corp. *                              61,900           3,180
--------------------------------------------------------------------------------
                                                                        6,475
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.0%
   DreamWorks Animation SKG, Inc., Class A *          118,000           3,121
--------------------------------------------------------------------------------
FOOD - 1.5%
   Dean Foods Co. *                                   125,100           4,858
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 2.1%
   Dade Behring Holdings, Inc.                         97,400           3,478
   Varian Medical Systems, Inc. *                      56,400           3,168
--------------------------------------------------------------------------------
                                                                        6,646
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 10.0%
   Aetna, Inc.                                         62,700           3,081
   Caremark Rx, Inc. *                                 68,100           3,349
   Express Scripts, Inc. *                             60,600           5,327
   Manor Care, Inc.                                    93,400           4,142

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 99.1% - CONTINUED
HEALTHCARE - SERVICES - 10.0% - (CONTINUED)
   McKesson Corp.                                      90,800          $4,734
   Pediatrix Medical Group, Inc. *                     43,900           4,506
   Sierra Health Services, Inc. *                     114,600           4,664
   United Surgical Partners International, Inc. *      60,400           2,139
--------------------------------------------------------------------------------
                                                                       31,942
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.5%
   Harman International Industries, Inc.               43,600           4,845
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.2%
   Scotts Miracle-Gro (The) Co., Class A               84,100           3,848
--------------------------------------------------------------------------------
INSURANCE - 3.4%
   Assurant, Inc.                                      77,000           3,792
   CIGNA Corp.                                         24,400           3,187
   W.R. Berkley Corp.                                  66,500           3,861
--------------------------------------------------------------------------------
                                                                       10,840
--------------------------------------------------------------------------------
INTERNET - 0.9%
   Websense, Inc. *                                   109,800           3,028
--------------------------------------------------------------------------------
LEISURE TIME - 1.0%
   Harley-Davidson, Inc.                               60,400           3,134
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 1.0%
   JLG Industries, Inc.                               102,000           3,141
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.3%
   Rockwell Automation, Inc.                           58,100           4,178
--------------------------------------------------------------------------------
MEDIA - 2.0%
   Meredith Corp.                                      56,700           3,163
   Univision Communications, Inc., Class A *           97,100           3,347
--------------------------------------------------------------------------------
                                                                        6,510
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.1%
   Precision Castparts Corp.                           58,000           3,445
--------------------------------------------------------------------------------
MINING - 1.3%
   Freeport-McMoRan Copper & Gold, Inc., Class B       70,000           4,184
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 3.1%
   ITT Industries, Inc.                                58,600           3,295
   SPX Corp.                                           50,000           2,671
   Textron, Inc.                                       42,000           3,922
--------------------------------------------------------------------------------
                                                                        9,888
--------------------------------------------------------------------------------
OFFICE FURNISHINGS - 1.3%
   HNI Corp.                                           69,700           4,112
--------------------------------------------------------------------------------
OIL & GAS - 7.3%
   EOG Resources, Inc.                                 84,600           6,091
   Forest Oil Corp. *                                  79,400           2,952

See Notes to the Financial Statements.

                                    NORTHERN FUNDS ANNUAL REPORT 41 EQUITY FUNDS

                                                                    EQUITY FUNDS

SCHEDULE OF INVESTMENTS
MID CAP GROWTH FUND (continued)

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 99.1% - CONTINUED
OIL & GAS - 7.3% - (CONTINUED)
   Newfield Exploration Co. *                          80,800          $3,386
   Rowan Cos., Inc.                                    70,900           3,117
   Sunoco, Inc.                                        60,900           4,724
   Talisman Energy, Inc.                               56,300           2,994
--------------------------------------------------------------------------------
                                                                       23,264
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.5%
   Cooper Cameron Corp. *                              85,700           3,777
   Grant Prideco, Inc. *                               99,200           4,250
--------------------------------------------------------------------------------
                                                                        8,027
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.4%
   Allergan, Inc.                                      26,700           2,897
   Endo Pharmaceuticals Holdings, Inc. *              146,600           4,810
   Gilead Sciences, Inc. *                             50,400           3,136
--------------------------------------------------------------------------------
                                                                       10,843
--------------------------------------------------------------------------------
RESTAURANTS - 2.7%
   Brinker International, Inc.                        106,400           4,495
   Starbucks Corp. *                                  113,100           4,257
--------------------------------------------------------------------------------
                                                                        8,752
--------------------------------------------------------------------------------
RETAIL - 9.8%
   Barnes & Noble, Inc.                                82,300           3,806
   Claire's Stores, Inc.                              116,400           4,227
   Coach, Inc. *                                      124,700           4,312
   Nordstrom, Inc.                                    113,800           4,459
   Penney (J.C.) Co., Inc.                             62,200           3,758
   Ross Stores, Inc.                                  132,200           3,859
   Tiffany & Co.                                      100,700           3,780
   TJX Cos., Inc.                                     126,500           3,140
--------------------------------------------------------------------------------
                                                                       31,341
--------------------------------------------------------------------------------
SEMICONDUCTORS - 10.1%
   Analog Devices, Inc.                               121,600           4,656
   Broadcom Corp., Class A *                           79,200           3,418
   Emulex Corp. *                                     121,100           2,070
   Intersil Corp., Class A                             96,800           2,799
   Kla-Tencor Corp.                                    59,700           2,887
   Lam Research Corp. *                                92,500           3,978
   Microchip Technology, Inc.                         129,200           4,690
   National Semiconductor Corp.                       186,400           5,189
   QLogic Corp. *                                     129,000           2,496
--------------------------------------------------------------------------------
                                                                       32,183
--------------------------------------------------------------------------------
SOFTWARE - 6.8%
   BEA Systems, Inc. *                                285,300           3,746

                                                      NUMBER           VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 99.1% - CONTINUED
SOFTWARE - 6.8% - (CONTINUED)
   Cadence Design Systems, Inc. *                     220,900          $4,084
   Fair Isaac Corp.                                   107,500           4,259
   Intuit, Inc. *                                     102,300           5,441
   Red Hat, Inc. *                                    147,200           4,119
--------------------------------------------------------------------------------
                                                                       21,649
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.4%
   NII Holdings, Inc. *                                76,100           4,488
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.0%
   Adtran, Inc.                                       111,000           2,906
   Tellabs, Inc. *                                    226,300           3,598
--------------------------------------------------------------------------------
                                                                        6,504
--------------------------------------------------------------------------------
TRANSPORTATION - 1.0%
   Landstar System, Inc.                               71,800           3,168
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $282,691)                                                       316,985

                                                    PRINCIPAL
                                                     AMOUNT            VALUE
                                                     (000S)            (000S)
SHORT-TERM INVESTMENT - 0.9%
   Barclays Bank, Global Treasury Services,
     London, Eurodollar Time Deposit,
     4.95%, 4/3/06                                     $2,953           2,953
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $2,953)                                                           2,953
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
--------------------------------------------------------------------------------
(COST $285,644)                                                       319,938
   Liabilities less Other Assets - 0.0%                                    (5)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $319,933

*     Non-Income Producing Security

See Notes to the Financial Statements.

EQUITY FUNDS 42 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

At March 31, 2006, the industry sectors for the Mid Cap Growth Fund were:

                                                                % OF LONG-TERM
INDUSTRY SECTOR                                                   INVESTMENTS
Consumer Discretionary                                                   21.0%
Consumer Staples                                                          1.5
Energy                                                                    9.9
Financials                                                                7.6
Health Care                                                              17.6
Industrials                                                              15.2
Information Technology                                                   23.3
Materials                                                                 2.5
Telecommunication Services                                                1.4
Total                                                                   100.0%

See Notes to the Financial Statements.

                                    NORTHERN FUNDS ANNUAL REPORT 43 EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS
SELECT EQUITY FUND

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 97.4%
AEROSPACE/DEFENSE - 9.8%
   Boeing (The) Co.                                    96,000          $7,481
   Lockheed Martin Corp.                               78,000           5,860
   Raytheon Co.                                       104,000           4,768
   United Technologies Corp.                          104,300           6,046
--------------------------------------------------------------------------------
                                                                       24,155
--------------------------------------------------------------------------------
APPAREL - 1.5%
   Coach, Inc. *                                      107,000           3,700
--------------------------------------------------------------------------------
BEVERAGES - 2.9%
   PepsiCo, Inc.                                      125,200           7,235
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.6%
   Amgen, Inc. *                                       86,300           6,278
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 6.1%
   Accenture Ltd., Class A                            148,000           4,450
   McKesson Corp.                                      91,400           4,765
   Moody's Corp.                                       82,000           5,860
--------------------------------------------------------------------------------
                                                                       15,075
--------------------------------------------------------------------------------
COMPUTERS - 6.9%
   Apple Computer, Inc. *                              74,000           4,641
   Ceridian Corp. *                                   104,600           2,662
   Hewlett-Packard Co.                                144,700           4,761
   IBM Corp.                                           59,000           4,866
--------------------------------------------------------------------------------
                                                                       16,930
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 1.0%
   Procter & Gamble Co.                                41,000           2,362
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.6%
   Franklin Resources, Inc.                            42,800           4,033
   Lehman Brothers Holdings, Inc.                      33,000           4,770
--------------------------------------------------------------------------------
                                                                        8,803
--------------------------------------------------------------------------------
FOOD - 1.7%
   General Mills, Inc.                                 85,000           4,308
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.3%
   Alcon, Inc.                                         18,400           1,918
   Johnson & Johnson                                  104,200           6,171
--------------------------------------------------------------------------------
                                                                        8,089
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.0%
   Health Net, Inc. *                                  47,500           2,414
--------------------------------------------------------------------------------
INSURANCE - 1.8%
   Prudential Financial, Inc.                          59,800           4,534
--------------------------------------------------------------------------------
IRON/STEEL - 1.1%
   Allegheny Technologies, Inc.                        43,700           2,674
--------------------------------------------------------------------------------

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 97.4% - CONTINUED
MACHINERY - CONSTRUCTION & MINING - 2.5%
   Caterpillar, Inc.                                   85,500          $6,140
--------------------------------------------------------------------------------
MEDIA - 2.3%
   McGraw-Hill Cos. (The), Inc.                       100,000           5,762
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.3%
   Precision Castparts Corp.                           56,000           3,326
--------------------------------------------------------------------------------
MINING - 2.8%
   Freeport-McMoRan Copper & Gold, Inc., Class B       68,200           4,076
   Vulcan Materials Co.                                31,500           2,730
--------------------------------------------------------------------------------
                                                                        6,806
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 3.5%
   General Electric Co.                               170,500           5,930
   Parker-Hannifin Corp.                               31,600           2,547
--------------------------------------------------------------------------------
                                                                        8,477
--------------------------------------------------------------------------------
OIL & GAS - 3.5%
   ConocoPhillips                                      22,363           1,412
   Diamond Offshore Drilling, Inc.                     31,000           2,775
   Talisman Energy, Inc.                               82,500           4,387
--------------------------------------------------------------------------------
                                                                        8,574
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.3%
   Cooper Cameron Corp. *                              54,000           2,380
   Schlumberger Ltd.                                   26,500           3,354
--------------------------------------------------------------------------------
                                                                        5,734
--------------------------------------------------------------------------------
PHARMACEUTICALS - 10.0%
   AstraZeneca PLC ADR                                 96,300           4,837
   Express Scripts, Inc. *                             46,800           4,114
   Gilead Sciences, Inc. *                             93,900           5,842
   Merck & Co., Inc.                                  147,400           5,193
   Wyeth                                               92,000           4,464
--------------------------------------------------------------------------------
                                                                       24,450
--------------------------------------------------------------------------------
RETAIL - 4.6%
   Darden Restaurants, Inc.                            71,100           2,917
   Nordstrom, Inc.                                    103,045           4,037
   Penney (J.C.) Co., Inc.                             72,400           4,374
--------------------------------------------------------------------------------
                                                                       11,328
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.2%
   NVIDIA Corp. *                                      51,500           2,949
   Texas Instruments, Inc.                            150,500           4,887
--------------------------------------------------------------------------------
                                                                        7,836
--------------------------------------------------------------------------------
SOFTWARE - 7.2%
   BMC Software, Inc. *                               136,589           2,958
   Microsoft Corp.                                    431,300          11,736

See Notes to the Financial Statements.

EQUITY FUNDS 44 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 97.4% - CONTINUED
SOFTWARE - 7.2% - (CONTINUED)
   Red Hat, Inc. *                                    102,400          $2,865
--------------------------------------------------------------------------------
                                                                       17,559
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.6%
   Cisco Systems, Inc. *                              338,000           7,324
   Motorola, Inc.                                     300,000           6,873
   Nokia OYJ ADR                                      216,100           4,478
--------------------------------------------------------------------------------
                                                                       18,675
--------------------------------------------------------------------------------
TRANSPORTATION - 3.3%
   Burlington Northern Santa Fe Corp.                  45,500           3,791
   Norfolk Southern Corp.                              79,000           4,272
--------------------------------------------------------------------------------
                                                                        8,063
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $214,417)                                                       239,287

                                                    PRINCIPAL
                                                     AMOUNT            VALUE
                                                     (000S)            (000S)
SHORT-TERM INVESTMENT - 2.0%
   Barclays Bank, Global Treasury Services,
     London, Eurodollar Time Deposit,
     4.95%, 4/3/06                                     $4,826           4,826
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $4,826)                                                           4,826
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.4%
--------------------------------------------------------------------------------
(COST $219,243)                                                       244,113
   Other Assets less Liabilities - 0.6%                                 1,355
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $245,468

*     Non-Income Producing Security

At March 31, 2006, the industry sectors for the Select Equity Fund were:

                                                                % OF LONG-TERM
INDUSTRY SECTOR                                                   INVESTMENTS
Consumer Discretionary                                                    8.7%
Consumer Staples                                                          5.8
Energy                                                                    6.0
Financials                                                                8.0
Health Care                                                              19.2
Industrials                                                              21.0
Information Technology                                                   27.3
Materials                                                                 4.0
--------------------------------------------------------------------------------
Total                                                                   100.0%

See Notes to the Financial Statements.

                                    NORTHERN FUNDS ANNUAL REPORT 45 EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP GROWTH FUND

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 99.4%
ADVERTISING - 0.8%
   Ventiv Health, Inc. *                               16,100            $535
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.2%
   BE Aerospace, Inc. *                                31,200             784
--------------------------------------------------------------------------------
APPAREL - 3.7%
   Guess?, Inc. *                                      16,300             638
   Gymboree Corp. *                                    27,000             703
   Skechers U.S.A., Inc., Class A *                    21,600             538
   Warnaco Group (The), Inc. *                         27,200             653
--------------------------------------------------------------------------------
                                                                        2,532
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.8%
   Tenneco Automotive, Inc. *                          25,800             560
--------------------------------------------------------------------------------
BANKS - 2.3%
   East-West Bancorp, Inc.                              9,200             355
   First State Bancorporation of New Mexico            23,200             616
   Integra Bank Corp.                                  27,000             617
--------------------------------------------------------------------------------
                                                                        1,588
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.3%
   Digene Corp. *                                       7,400             289
   Exelixis, Inc. *                                    30,400             365
   Regeneron Pharmaceuticals, Inc. *                   15,300             255
--------------------------------------------------------------------------------
                                                                          909
--------------------------------------------------------------------------------
BUILDING MATERIALS - 3.9%
   Comfort Systems USA, Inc.                           52,000             702
   Lennox International, Inc.                          22,000             657
   NCI Building Systems, Inc. *                        11,600             693
   Universal Forest Products, Inc.                      9,500             603
--------------------------------------------------------------------------------
                                                                        2,655
--------------------------------------------------------------------------------
CHEMICALS - 0.6%
   Fuller (H.B.) Co.                                    7,700             395
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.3%
   Alderwoods Group, Inc. *                            34,600             619
   AMN Healthcare Services, Inc. *                     30,100             564
   Geo Group, Inc. *                                   14,200             473
   Parexel International Corp. *                       22,900             606
--------------------------------------------------------------------------------
                                                                        2,262
--------------------------------------------------------------------------------
COMPUTERS - 5.2%
   Ansoft Corp. *                                      15,300             638
   Brocade Communications Systems, Inc. *             110,200             736
   CACI International, Inc., Class A *                  7,900             519
   Imation Corp.                                       12,900             554
   Komag, Inc. *                                       10,900             519

                                                      NUMBER           VALUE
                                                     OF SHARES         (000S)
COMMON STOCKS - 99.4% - CONTINUED
COMPUTERS - 5.2% - (CONTINUED)
   Manhattan Associates, Inc. *                        26,100            $574
--------------------------------------------------------------------------------
                                                                        3,540
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.6%
   Parlux Fragrances, Inc. *                           12,600             406
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.8%
   Advanta Corp., Class B                              17,000             627
   Calamos Asset Management, Inc., Class A             16,100             602
--------------------------------------------------------------------------------
                                                                        1,229
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
   Advanced Energy Industries, Inc. *                  30,800             435
   Superior Essex, Inc. *                              24,100             613
--------------------------------------------------------------------------------
                                                                        1,048
--------------------------------------------------------------------------------
ELECTRONICS - 4.2%
   Cymer, Inc. *                                       15,000             682
   Flir Systems, Inc. *                                17,500             497
   Molecular Devices Corp. *                           19,200             637
   Nam Tai Electronics, Inc.                           19,300             442
   Varian, Inc. *                                      14,500             597
--------------------------------------------------------------------------------
                                                                        2,855
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.0%
   EMCOR Group, Inc. *                                 13,800             685
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.5%
   Metal Management, Inc.                              11,100             351
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 1.0%
   Regal-Beloit Corp.                                  15,700             664
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 6.0%
   American Medical Systems Holdings, Inc. *           22,600             509
   Cynosure, Inc., Class A *                           19,674             364
   Datascope Corp.                                     15,100             597
   Haemonetics Corp. of Massachusetts *                13,400             680
   IDEXX Laboratories, Inc. *                           7,500             648
   Meridian Bioscience, Inc.                           28,700             774
   Palomar Medical Technologies, Inc. *                15,600             522
--------------------------------------------------------------------------------
                                                                        4,094
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 4.8%
   Magellan Health Services, Inc. *                    15,300             619
   Pediatrix Medical Group, Inc. *                      8,600             883
   Sierra Health Services, Inc. *                      13,700             558
   U.S. Physical Therapy, Inc. *                       27,300             467
   United Surgical Partners International, Inc. *      20,200             715
--------------------------------------------------------------------------------
                                                                        3,242
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY FUNDS 46 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.4% - CONTINUED
--------------------------------------------------------------------------------
HOME BUILDERS - 1.0%
   Champion Enterprises, Inc. *                        44,100            $660
--------------------------------------------------------------------------------
INSURANCE - 2.6%
   Delphi Financial Group, Inc., Class A               11,100             573
   Ohio Casualty Corp.                                 19,000             602
   Selective Insurance Group, Inc.                     11,500             610
--------------------------------------------------------------------------------
                                                                        1,785
--------------------------------------------------------------------------------
INTERNET - 4.3%
   Digital Insight Corp. *                             20,900             761
   Digital River, Inc. *                               18,700             815
   TriZetto Group, Inc. *                              39,200             690
   Websense, Inc. *                                    23,000             634
--------------------------------------------------------------------------------
                                                                        2,900
--------------------------------------------------------------------------------
IRON/STEEL - 2.0%
   Carpenter Technology Corp.                           7,000             662
   Steel Dynamics, Inc.                                12,200             692
--------------------------------------------------------------------------------
                                                                        1,354
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 5.1%
   Commercial Metals Co.                               13,000             695
   Kaydon Corp.                                        17,800             718
   Mueller Industries, Inc.                            18,600             664
   NS Group, Inc. *                                    14,800             681
   Quanex Corp.                                        11,100             740
--------------------------------------------------------------------------------
                                                                        3,498
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 4.5%
   Barnes Group, Inc.                                  15,000             607
   Crane Co.                                           14,800             607
   EnPro Industries, Inc. *                            17,500             600
   Jacuzzi Brands, Inc. *                              67,300             662
   Trinity Industries, Inc.                            10,300             560
--------------------------------------------------------------------------------
                                                                        3,036
--------------------------------------------------------------------------------
OIL & GAS - 6.0%
   Frontier Oil Corp.                                  14,800             878
   Giant Industries, Inc. *                             8,800             612
   KCS Energy, Inc. *                                  29,300             762
   Parker Drilling Co. *                               72,000             668
   Riata Energy, Inc. * (1) (2)                        25,500             389
   St. Mary Land & Exploration Co.                     19,500             796
--------------------------------------------------------------------------------
                                                                        4,105
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.8%
   Global Industries Ltd. *                            40,800             591


                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.4% - CONTINUED
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.8% - (CONTINUED)
   Veritas DGC, Inc. *                                 14,000            $636
--------------------------------------------------------------------------------
                                                                        1,227
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.8%
   Penwest Pharmaceuticals Co. *                       13,900             301
   Tanox, Inc. *                                       12,600             245
--------------------------------------------------------------------------------
                                                                          546
--------------------------------------------------------------------------------
RETAIL - 7.9%
   Cato (The) Corp., Class A                           29,800             711
   Charlotte Russe Holding, Inc. *                     32,500             696
   Charming Shoppes, Inc. *                            42,900             638
   Domino's Pizza, Inc.                                22,500             642
   Hibbett Sporting Goods, Inc. *                      21,600             713
   McCormick & Schmick's Seafood Restaurants, Inc. *   25,500             649
   Select Comfort Corp. *                              19,600             775
   Shoe Carnival, Inc. *                               22,700             567
--------------------------------------------------------------------------------
                                                                        5,391
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.9%
   First Place Financial Corp. of Ohio                 23,800             590
--------------------------------------------------------------------------------
SEMICONDUCTORS - 6.3%
   Cirrus Logic, Inc. *                                59,700             506
   Emulex Corp. *                                      38,700             661
   Mattson Technology, Inc. *                          39,600             475
   PMC - Sierra, Inc. *                                42,100             518
   Portalplayer, Inc. *                                14,700             327
   QLogic Corp. *                                      32,800             635
   Silicon Image, Inc. *                               46,500             480
   Silicon Laboratories, Inc. *                        12,200             670
--------------------------------------------------------------------------------
                                                                        4,272
--------------------------------------------------------------------------------
SOFTWARE - 5.1%
   Ansys, Inc. *                                       15,000             812
   Blackboard, Inc. *                                  22,700             645
   Informatica Corp. *                                 43,200             672
   Per-Se Technologies, Inc. *                         25,500             680
   Transaction Systems Architects, Inc. *              21,000             655
--------------------------------------------------------------------------------
                                                                        3,464
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.1%
   Adtran, Inc.                                        27,100             709
   Anixter International, Inc.                         14,000             669
   Time Warner Telecom, Inc., Class A *                40,500             727
--------------------------------------------------------------------------------
                                                                        2,105
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                                    NORTHERN FUNDS ANNUAL REPORT 47 EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
SMALL CAP GROWTH FUND (continued)

                                                     NUMBER            VALUE
                                                    OF SHARES          (000S)
COMMON STOCKS - 99.4% - CONTINUED
TRANSPORTATION - 3.5%
   EGL, Inc. *                                          7,700            $346
   HUB Group, Inc., Class A *                          15,800             720
   Pacer International, Inc.                           21,900             716
   Universal Truckload Services, Inc. *                22,500             564
--------------------------------------------------------------------------------
                                                                        2,346
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $60,476)                                                         67,613

                                                    PRINCIPAL
                                                     AMOUNT            VALUE
                                                     (000S)            (000S)
SHORT-TERM INVESTMENT- 0.3%
   Barclays Bank, Global Treasury Services,
      London, Eurodollar Time Deposit,
      4.95%, 4/3/06                                      $217             217
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $217)                                                               217
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.7%
--------------------------------------------------------------------------------
(COST $60,693)                                                         67,830
   Other Assets less Liabilities - 0.3%                                   180
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $68,010

*     Non-Income Producing Security

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2) Restricted security has been deemed illiquid. At March 31, 2006, the value of these restricted illiquid securities amounted to approximately $389,000 or 0.6% of net assets. Additional information on each restricted illiquid security is as follows:

                                                                    ACQUISITION
                                                   ACQUISITION          COST
SECURITY                                              DATE             (000S)
Riata Energy, Inc.                                  12/15/05             $383
===============================================================================

At March 31, 2006, the industry sectors for the Small Cap Growth Fund were:

                                                                % OF LONG-TERM
INDUSTRY SECTOR                                                   INVESTMENTS
Consumer Discretionary                                                   14.5%
Consumer Staples                                                          0.6
Energy                                                                    8.4
Financials                                                                7.7
Health Care                                                              19.5
Industrials                                                              18.8
Information Technology                                                   24.1
Materials                                                                 5.3
Telecommunication Services                                                1.1
------------------------------------------------------------------------------
Total                                                                   100.0%

See Notes to the Financial Statements.

EQUITY FUNDS 48 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
SMALL CAP VALUE FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8%
AEROSPACE/DEFENSE - 3.1%
   AAR Corp. *                                          17,406            $496
   Curtiss-Wright Corp.                                 65,320           4,324
   DRS Technologies, Inc.                               17,377             953
   Esterline Technologies Corp. *                      112,284           4,800
   Heico Corp.                                          17,760             563
   Herley Industries, Inc. *                            36,794             768
   Moog, Inc., Class A *                               134,350           4,768
   Orbital Sciences Corp. *                             45,431             719
   Triumph Group, Inc. *                                30,114           1,333
--------------------------------------------------------------------------------
                                                                        18,724
--------------------------------------------------------------------------------
AGRICULTURE - 0.0%
   Andersons (The), Inc.                                 1,400             110
--------------------------------------------------------------------------------
AIRLINES - 0.6%
   Mesa Air Group, Inc. *                                3,753              43
   Skywest, Inc.                                       116,884           3,421
--------------------------------------------------------------------------------
                                                                         3,464
--------------------------------------------------------------------------------
APPAREL - 1.4%
   Deckers Outdoor Corp. *                              19,200             778
   Gymboree Corp. *                                      3,639              95
   Kellwood Co.                                         28,950             909
   Phillips-Van Heusen Corp.                            62,883           2,403
   Russell Corp.                                        12,300             170
   Skechers U.S.A., Inc., Class A *                     62,900           1,568
   Steven Madden Ltd. *                                  1,500              53
   Stride Rite Corp.                                   108,675           1,574
   Superior Uniform Group, Inc.                         14,400             159
   Warnaco Group (The), Inc. *                           4,100              98
   Wolverine World Wide, Inc.                           27,307             604
--------------------------------------------------------------------------------
                                                                         8,411
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.3%
   Aftermarket Technology Corp. *                       41,955             949
   ArvinMeritor, Inc.                                    4,900              73
   Bandag, Inc.                                         81,217           3,400
   Cooper Tire & Rubber Co.                             91,000           1,305
   Keystone Automotive Industries, Inc. *                1,607              68
   Modine Manufacturing Co.                             71,166           2,099
   Proliance International, Inc. *                      12,574              69
--------------------------------------------------------------------------------
                                                                         7,963
--------------------------------------------------------------------------------
BANKS - 10.3%
   1st Source Corp.                                     59,706           1,790
   Alabama National Bancorp                              5,419             371
   Amcore Financial, Inc.                               20,586             651

See Notes to the Financial Statements.

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
BANKS - 10.3% - (CONTINUED)
   AmericanWest Bancorp *                                  995             $26
   Ameris Bancorp                                       64,428           1,499
   Bancfirst Corp.                                      23,390           1,020
   BancorpSouth, Inc.                                   76,610           1,839
   Bank Mutual Corp.                                     7,600              90
   Bank of Granite Corp.                                 6,039             122
   Banner Corp.                                         46,041           1,565
   Berkshire Bancorp, Inc.                              11,900             198
   Capital Bank Corp.                                   11,049             180
   Capital Crossing Bank *                              12,212             389
   Capitol Bancorp Ltd.                                  1,400              65
   Cathay General Bancorp, Inc.                          1,348              51
   Center Financial Corp.                                2,277              55
   Central Pacific Financial Corp.                      32,484           1,193
   Chemical Financial Corp.                             22,690             733
   Citizens & Northern Corp.                             3,688              89
   Citizens Banking Corp. of Michigan                   49,098           1,318
   CityBank Lynwood of Washington                          900              42
   Columbia Banking System, Inc.                         2,447              82
   Community Bank System, Inc.                         161,698           3,611
   Community Trust Bancorp, Inc.                        42,011           1,424
   Corus Bankshares, Inc.                               12,793             760
   Farmers Capital Bank Corp.                              700              22
   Fidelity Southern Corp.                               4,452              79
   Financial Institutions, Inc.                          1,059              20
   First Bancorp of North Carolina                       4,590             103
   First Charter Corp.                                  41,268           1,019
   First Citizens Bancshares, Inc., Class A             11,787           2,275
   First Commonwealth Financial Corp.                  146,243           2,144
   First Community Bancorp of California                 7,831             452
   First Community Bancshares, Inc. of Virginia          5,329             170
   First Financial Corp. of Indiana                     52,426           1,562
   First Indiana Corp.                                  22,880             638
   First M & F Corp.                                     9,609             334
   First Merchants Corp.                                42,020           1,114
   First Oak Brook Bancshares, Inc.                      4,177             112
   First Republic Bank of California                    29,620           1,120
   First State Bancorporation of New Mexico              4,030             107
   Fremont General Corp.                                32,232             695
   GB&T Bancshares, Inc.                                35,502             793
   Gold Banc Corp., Inc.                                65,276           1,196
   Greater Bay Bancorp                                  89,304           2,477

                                NORTHERN FUNDS ANNUAL REPORT   49   EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (continued)

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
BANKS - 10.3% - (CONTINUED)
   Hancock Holding Co.                                  87,336          $4,063
   Hanmi Financial Corp.                                25,436             459
   Harleysville National Corp.                          10,052             229
   Heartland Financial USA, Inc.                         9,431             223
   Heritage Commerce Corp.                               4,022             101
   Huntington Bancshares, Inc. of Ohio                  11,102             268
   IBERIABANK Corp.                                      4,711             267
   Independent Bank Corp. of Massachusetts               7,347             236
   Integra Bank Corp.                                    5,019             115
   Irwin Financial Corp.                               108,000           2,088
   Lakeland Bancorp, Inc.                                9,821             153
   Macatawa Bank Corp.                                   1,284              49
   Main Street Banks, Inc.                              52,399           1,356
   MainSource Financial Group, Inc.                      7,064             134
   MB Financial, Inc.                                    2,037              72
   MBT Financial Corp.                                   5,341              90
   Mercantile Bank Corp.                                 3,368             132
   Merchants & Manufacturers Bancorporation, Inc.        1,870              67
   Mid-State Bancshares                                  6,447             190
   National Penn Bancshares, Inc.                        3,725              79
   Old National Bancorp of Indiana                      79,234           1,715
   Omega Financial Corp.                                 2,216              75
   Peoples Bancorp, Inc. of Ohio                         5,134             154
   Provident Bankshares Corp.                           18,128             661
   Renasant Corp.                                        4,215             156
   Republic Bancorp, Inc. of Kentucky, Class A          23,151             470
   Security Bank Corp. of Georgia                        2,056              52
   Simmons First National Corp., Class A                41,448           1,233
   Southwest Bancorp, Inc. of Oklahoma                   6,674             148
   Sterling Financial Corp. of Pennsylvania             10,117             221
   Sun Bancorp, Inc. of New Jersey *                     9,157             179
   Susquehanna Bancshares, Inc.                         96,790           2,494
   Taylor Capital Group, Inc.                            1,010              40
   UMB Financial Corp.                                  69,978           4,915
   Umpqua Holdings Corp.                                21,893             624
   Univest Corp. of Pennsylvania                        31,479             801
   Virginia Financial Group, Inc.                        6,206             248
   WesBanco, Inc.                                       45,030           1,477
   Whitney Holding Corp.                                22,419             795
   Yardville National Bancorp                           12,501             460
--------------------------------------------------------------------------------
                                                                        62,884
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
BIOTECHNOLOGY - 0.6%
   Regeneron Pharmaceuticals, Inc. *                   184,900          $3,075
   Serologicals Corp. *                                 33,008             807
--------------------------------------------------------------------------------
                                                                         3,882
--------------------------------------------------------------------------------
BUILDING MATERIALS - 3.1%
   Apogee Enterprises, Inc.                              7,960             134
   Comfort Systems USA, Inc.                            23,800             321
   Eagle Materials, Inc.                                87,207           5,560
   Genlyte Group, Inc. *                                15,898           1,083
   Lennox International, Inc.                          127,972           3,821
   LSI Industries, Inc.                                 42,338             722
   NCI Building Systems, Inc. *                         49,820           2,978
   Texas Industries, Inc.                               2,100              127
   Universal Forest Products, Inc.                      39,778           2,526
   USG Corp. *                                          14,708           1,397
--------------------------------------------------------------------------------
                                                                        18,669
--------------------------------------------------------------------------------
CHEMICALS - 2.6%
   Arch Chemicals, Inc.                                 67,271           2,045
   Cytec Industries, Inc.                               80,500           4,831
   Fuller (H.B.) Co.                                    23,450           1,204
   Innospec, Inc.                                       25,800             661
   Minerals Technologies, Inc.                          34,372           2,008
   NewMarket Corp.                                      30,935           1,472
   Penford Corp.                                        17,597             283
   Schulman (A.), Inc.                                  57,249           1,417
   Sensient Technologies Corp.                          21,084             381
   Spartech Corp.                                       42,600           1,022
   Stepan Co.                                           25,489             753
--------------------------------------------------------------------------------
                                                                        16,077
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.8%
   ACE Cash Express, Inc. *                             12,592             313
   Albany Molecular Research, Inc. *                     2,100              21
   Banta Corp.                                           6,950             361
   Bowne & Co., Inc.                                    30,000             500
   CBIZ, Inc. *                                        286,205           2,290
   CDI Corp.                                             8,972             258
   Central Parking Corp.                                 7,900             126
   Clark, Inc.                                          46,100             544
   Consolidated Graphics, Inc. *                        45,853           2,390
   Corrections Corp. of America *                       47,790           2,160
   Cross Country Healthcare, Inc. *                     36,771             712
   Dollar Thrifty Automotive Group *                    34,500           1,566
   Electro Rent Corp. *                                 14,677             250

EQUITY FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
COMMERCIAL SERVICES - 3.8% - (CONTINUED)
   Exponent, Inc. *                                      7,564            $239
   Forrester Research, Inc. *                            6,722             150
   FTI Consulting, Inc. *                                3,600             103
   Hewitt Associates, Inc., Class A *                   22,523             670
   Kelly Services, Inc., Class A                        10,477             285
   Kforce, Inc. *                                       70,000             892
   MAXIMUS, Inc.                                        10,858             391
   MPS Group, Inc. *                                   311,177           4,761
   On Assignment, Inc. *                                33,482             368
   Parexel International Corp. *                         2,800              74
   PDI, Inc. *                                          21,000             245
   Source Interlink Cos., Inc. *                       129,868           1,480
   SOURCECORP, Inc. *                                   27,238             657
   Spherion Corp. *                                     23,151             241
   Startek, Inc.                                        45,100           1,063
   Stewart Enterprises, Inc., Class A                    6,578              38
   TeleTech Holdings, Inc. *                            31,063             345
--------------------------------------------------------------------------------
                                                                        23,493
--------------------------------------------------------------------------------
COMPUTERS - 1.9%
   Agilysys, Inc.                                       40,082             604
   Catapult Communications Corp. *                       7,355              98
   CIBER, Inc. *                                        76,034             485
   Electronics for Imaging, Inc. *                      62,500           1,748
   Hutchinson Technology, Inc. *                        71,738           2,164
   Imation Corp.                                        24,783           1,063
   Intergraph Corp. *                                   35,358           1,473
   Mercury Computer Systems, Inc. *                      6,027              98
   MTS Systems Corp.                                    28,515           1,193
   Perot Systems Corp., Class A *                       78,600           1,223
   Quantum Corp. *                                      14,900              56
   Radisys Corp. *                                      56,200           1,115
   SI International, Inc. *                              4,589             161
   SYKES Enterprises, Inc. *                            16,691             237
--------------------------------------------------------------------------------
                                                                        11,718
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.0%
   Elizabeth Arden, Inc. *                              11,556             269
--------------------------------------------------------------------------------
  DISTRIBUTION/WHOLESALE - 1.0%
   Brightpoint, Inc. *                                  52,219           1,622
   Building Material Holding Corp.                       5,138             183
   Timco Aviation Services *                                 6               -
   Watsco, Inc.                                         61,101           4,341
--------------------------------------------------------------------------------
                                                                         6,146
--------------------------------------------------------------------------------

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 1.3%
   Advanta Corp., Class B                                1,601             $59
   California First National Bancorp                     5,653              82
   CharterMac                                           54,306           1,103
   CompuCredit Corp. *                                  66,786           2,458
   Credit Acceptance Corp. *                            43,788           1,029
   Federal Agricultural Mortgage Corp., Class C          4,025             118
   Financial Federal Corp.                              29,961             878
   Municipal Mortgage & Equity LLC                       7,457             198
   Ocwen Financial Corp. *                             184,574           1,886
   Stifel Financial Corp. *                                900              39
   SWS Group, Inc.                                       9,355             245
--------------------------------------------------------------------------------
                                                                         8,095
--------------------------------------------------------------------------------
ELECTRIC - 2.3%
   Avista Corp.                                         34,552             714
   Black Hills Corp.                                    38,179           1,298
   Central Vermont Public Service Corp.                 37,435             794
   CH Energy Group, Inc.                                 7,942             381
   Cleco Corp.                                          32,005             715
   Duquesne Light Holdings, Inc.                        35,255             582
   El Paso Electric Co. *                               16,200             308
   Empire District Electric (The) Co.                   33,123             736
   Green Mountain Power Corp.                            1,508              44
   Otter Tail Corp.                                      2,800              80
   PNM Resources, Inc.                                  37,095             905
   UIL Holdings Corp.                                   67,189           3,517
   Unisource Energy Corp.                              129,900           3,962
--------------------------------------------------------------------------------
                                                                        14,036
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
   Artesyn Technologies, Inc. *                        169,400           1,855
   Belden CDT, Inc.                                      5,300             144
   Encore Wire Corp. *                                 106,446           3,606
   Greatbatch, Inc. *                                    1,800              40
   Powell Industries, Inc. *                            12,108             264
--------------------------------------------------------------------------------
                                                                         5,909
--------------------------------------------------------------------------------
ELECTRONICS - 3.8%
   Analogic Corp.                                        6,809             451
   Bel Fuse, Inc., Class B                               3,918             137
   Benchmark Electronics, Inc. *                       131,290           5,035
   Checkpoint Systems, Inc. *                            5,715             153
   Coherent, Inc. *                                      3,695             130
   CTS Corp.                                           116,896           1,564
   Cymer, Inc. *                                        44,600           2,027

See Notes to the Financial Statements.

                                NORTHERN FUNDS ANNUAL REPORT   51   EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (continued)

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
ELECTRONICS - 3.8% - (CONTINUED)
   Electro Scientific Industries, Inc. *                73,198          $1,620
   Excel Technology, Inc. *                              3,273              96
   FEI Co. *                                            61,052           1,212
   Methode Electronics, Inc.                            70,582             769
   Metrologic Instruments, Inc. *                       43,200             999
   Molecular Devices Corp. *                            16,300             540
   Park Electrochemical Corp.                            8,724             257
   Paxar Corp. *                                        78,061           1,528
   Rofin-Sinar Technologies, Inc. *                     29,246           1,583
   Technitrol, Inc.                                     11,706             281
   TTM Technologies, Inc. *                             86,544           1,254
   Watts Water Technologies, Inc., Class A              96,500           3,507
   Woodward Governor Co.                                 4,365             145
--------------------------------------------------------------------------------
                                                                        23,288
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.0%
   Dycom Industries, Inc. *                             19,737             419
   EMCOR Group, Inc. *                                  46,212           2,295
   Granite Construction, Inc.                            9,410             458
   URS Corp. *                                          44,118           1,776
   Washington Group International, Inc.                 25,149           1,443
--------------------------------------------------------------------------------
                                                                         6,391
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.6%
   Bluegreen Corp. *                                    29,812             394
   Churchill Downs, Inc.                                 4,475             171
   Steinway Musical Instruments *                       31,519           1,016
   Vail Resorts, Inc. *                                 56,429           2,157
--------------------------------------------------------------------------------
                                                                         3,738
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.6%
   Aleris International, Inc. *                         61,830           2,972
   Calgon Carbon Corp.                                  30,005             185
   Met-Pro Corp.                                         4,157              55
   Waste Industries USA, Inc.                            7,447             161
--------------------------------------------------------------------------------
                                                                         3,373
--------------------------------------------------------------------------------
FOOD - 2.9%
   Chiquita Brands International, Inc.                   1,900              32
   Corn Products International, Inc.                   221,517           6,550
   Flowers Foods, Inc.                                 125,075           3,715
   Hain Celestial Group, Inc. *                          3,100              81
   J & J Snack Foods Corp.                               6,234             209
   Lance, Inc.                                           8,969             202
   Nash Finch Co.                                       11,079             331
   Ralcorp Holdings, Inc. *                              7,457             284

See Notes to the Financial Statements.

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
FOOD - 2.9% - (CONTINUED)
   Ruddick Corp.                                        95,071          $2,311
   Seaboard Corp.                                        2,055           3,276
   Weis Markets, Inc.                                   20,908             932
--------------------------------------------------------------------------------
                                                                        17,923
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.3%
   Glatfelter Co.                                       48,409             887
   Rock-Tenn Co., Class A                               31,886             478
   Schweitzer-Mauduit International, Inc.                  100               3
   Wausau Paper Corp.                                   17,500             248
--------------------------------------------------------------------------------
                                                                         1,616
--------------------------------------------------------------------------------
GAS - 1.7%
   Laclede Group (The), Inc.                            32,741           1,127
   Northwest Natural Gas Co.                            12,567             446
   Peoples Energy Corp.                                 20,175             719
   SEMCO Energy, Inc. *                                 16,500              91
   South Jersey Industries, Inc.                        26,172             714
   Southwest Gas Corp.                                 130,891           3,658
   WGL Holdings, Inc.                                  122,900           3,739
--------------------------------------------------------------------------------
                                                                        10,494
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.9%
   Kennametal, Inc.                                     41,336           2,527
   Regal-Beloit Corp.                                   70,616           2,985
--------------------------------------------------------------------------------
                                                                         5,512
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 0.8%
   Conmed Corp. *                                       55,097           1,055
   Datascope Corp.                                       9,638             381
   Encore Medical Corp. *                              236,537           1,211
   Invacare Corp.                                        7,100             221
   Microtek Medical Holdings, Inc. *                   126,349             445
   PSS World Medical, Inc. *                             7,430             143
   Thoratec Corp. *                                      4,900              95
   Viasys Healthcare, Inc. *                            38,577           1,160
   Zoll Medical Corp. *                                  1,663              44
-------------------------------------------------------------------------------
                                                                         4,755
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.0%
   Allied Healthcare International, Inc. *              19,012              92
   Genesis HealthCare Corp. *                           10,263             451
   Kindred Healthcare, Inc. *                              300               8
   Pediatrix Medical Group, Inc. *                      14,305           1,468
   RehabCare Group, Inc. *                               4,300              81
   Res-Care, Inc. *                                      4,800              88

EQUITY FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% -  CONTINUED
HEALTHCARE - SERVICES - 1.0% - (CONTINUED)
   Sunrise Senior Living, Inc. *                        96,546          $3,762
   Symbion, Inc. *                                       1,524              35
--------------------------------------------------------------------------------
                                                                         5,985
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.0%
   Resource America, Inc., Class A                       8,650             172
--------------------------------------------------------------------------------
HOME BUILDERS - 0.1%
   M/I Homes, Inc.                                       8,393             394
   Modtech Holdings, Inc. *                             14,232             125
   Orleans Homebuilders, Inc.                            6,939             141
   Palm Harbor Homes, Inc. *                             2,779              60
   Skyline Corp.                                         4,313             178
--------------------------------------------------------------------------------
                                                                           898
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.1%
   American Woodmark Corp.                               7,067             251
   La-Z-Boy, Inc.                                       19,509             332
--------------------------------------------------------------------------------
                                                                           583
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.7%
   American Greetings Corp., Class A                    29,188             631
   Blyth, Inc.                                          15,788             332
   Central Garden and Pet Co. *                         16,987             903
   CSS Industries, Inc.                                 48,585           1,591
   Ennis, Inc.                                          14,091             275
   Helen of Troy Ltd. *                                  9,308             197
   Water Pik Technologies, Inc. *                        7,638             211
--------------------------------------------------------------------------------
                                                                         4,140
--------------------------------------------------------------------------------
INSURANCE - 5.8%
   21st Century Insurance Group                         18,100             286
   Alfa Corp.                                           12,700             218
   American Physicians Capital, Inc. *                   3,276             157
   Argonaut Group, Inc. *                                3,300             117
   Baldwin & Lyons, Inc., Class B                        3,924             104
   CNA Surety Corp. *                                   24,100             403
   Commerce Group, Inc.                                  2,600             137
   Delphi Financial Group, Inc., Class A                77,500           4,001
   Donegal Group, Inc., Class A                          2,600              68
   EMC Insurance Group, Inc.                             6,519             182
   Erie Family Life Insurance Co.                        6,500             205
   FBL Financial Group, Inc., Class A                   19,750             680
   Financial Industries Corp. *                            500               4
   First Acceptance Corp. *                              8,400             112
   FPIC Insurance Group, Inc. *                          2,100              79
   Great American Financial Resources, Inc.             62,992           1,243

See Notes to the Financial Statements.

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
INSURANCE - 5.8% - (CONTINUED)
   Harleysville Group, Inc.                              7,481            $222
   Horace Mann Educators Corp.                          49,897             938
   Independence Holding Co.                             14,904             344
   Infinity Property & Casualty Corp.                    3,800             159
   Landamerica Financial Group, Inc.                    42,923           2,912
   Midland (The) Co.                                    12,294             430
   Navigators Group, Inc. *                             18,612             923
   Ohio Casualty Corp.                                   7,269             231
   Presidential Life Corp.                               2,300              59
   ProAssurance Corp. *                                 32,809           1,706
   RLI Corp.                                            83,600           4,790
   Safety Insurance Group, Inc.                          5,349             244
   Selective Insurance Group, Inc.                      86,668           4,593
   State Auto Financial Corp.                           11,000             371
   Stewart Information Services Corp.                   69,605           3,277
   Triad Guaranty, Inc. *                                7,567             355
   UICI                                                125,022           4,625
   United America Indemnity Ltd., Class A *              1,900              44
   United Fire & Casualty Co.                           36,296           1,194
   Universal American Financial Corp. *                  6,600             102
   USI Holdings Corp. *                                  5,395              87
--------------------------------------------------------------------------------
                                                                        35,602
--------------------------------------------------------------------------------
INTERNET - 2.1%
   AsiaInfo Holdings, Inc. *                            10,674              53
   Avocent Corp. *                                      66,218           2,102
   Harris Interactive, Inc. *                          268,299           1,508
   Infospace, Inc. *                                     9,200             257
   Internet Security Systems, Inc. *                    54,321           1,303
   IPass, Inc. *                                       205,800           1,648
   Keynote Systems, Inc. *                               9,661             111
   NetBank, Inc.                                        69,124             500
   RSA Security, Inc. *                                100,200           1,798
   SonicWALL, Inc. *                                     7,400              52
   TIBCO Software, Inc. *                              163,500           1,367
   ValueClick, Inc. *                                  122,976           2,081
--------------------------------------------------------------------------------
                                                                        12,780
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.0%
   Capital Southwest Corp.                                 500              48
   Gladstone Capital Corp.                               3,300              71
   MCG Capital Corp.                                     6,900              97
--------------------------------------------------------------------------------
                                                                           216
--------------------------------------------------------------------------------

                                NORTHERN FUNDS ANNUAL REPORT   53   EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (continued)

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
IRON/STEEL - 2.9%
   Chaparral Steel Co. *                                 2,100            $136
   Gibraltar Industries, Inc.                           88,102           2,596
   Material Sciences Corp. *                            12,000             145
   Oregon Steel Mills, Inc. *                            3,100             159
   Reliance Steel & Aluminum Co.                        58,065           5,453
   Ryerson Tull, Inc.                                    9,950             266
   Schnitzer Steel Industries, Inc., Class A            11,754             504
   Steel Dynamics, Inc.                                143,525           8,142
   Steel Technologies, Inc.                              5,631             137
--------------------------------------------------------------------------------
                                                                        17,538
--------------------------------------------------------------------------------
LODGING - 0.6%
   Aztar Corp. *                                        40,741           1,711
   Marcus Corp.                                         92,166           1,838
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                         3,549

--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.4%
   Astec Industries, Inc. *                              2,870             103
   JLG Industries, Inc.                                 78,776           2,426
--------------------------------------------------------------------------------
                                                                         2,529
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 2.0%
   Alamo Group, Inc.                                     5,600             124
   Briggs & Stratton Corp.                              18,124             641
   Cascade Corp.                                        14,901             788
   Flowserve Corp. *                                    65,122           3,799
   Gardner Denver, Inc. *                                9,744             635
   Gehl Co. *                                            5,330             176
   Kadant, Inc. *                                       29,321             666
   NACCO Industries, Inc., Class A                       3,992             615
   Robbins & Myers, Inc.                                 5,541             120
   Sauer-Danfoss, Inc.                                 123,885           2,843
   Stewart & Stevenson Services, Inc.                   42,578           1,553
   Tennant Co.                                             700              37
--------------------------------------------------------------------------------
                                                                        11,997
--------------------------------------------------------------------------------
MEDIA - 0.5%
   4Kids Entertainment, Inc. *                          28,400             488
   American Satellite Network *                            255               -
   Emmis Communications Corp., Class A *                 6,400             102
   Hearst-Argyle Television, Inc.                       36,900             862
   Journal Communications, Inc., Class A                16,976             211
   Media General, Inc., Class A                         16,200             755
   Scholastic Corp. *                                   32,607             873
--------------------------------------------------------------------------------
                                                                         3,291
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                                                        NUMBER            VALUE
                                                       OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
METAL FABRICATION/HARDWARE - 0.7%
   CIRCOR International, Inc.                           40,609          $1,186
   Lawson Products, Inc.                                 3,870             158
   Mueller Industries, Inc.                             18,722             668
   Quanex Corp.                                         23,107           1,540
   Worthington Industries, Inc.                         28,793             578
--------------------------------------------------------------------------------
                                                                         4,130
--------------------------------------------------------------------------------
MINING - 0.3%
   Amcol International Corp.                             2,900              83
   Brush Engineered Materials, Inc. *                   70,567           1,394
   Century Aluminum Co. *                                3,200             136
   Stillwater Mining Co. *                               9,200             151
   USEC, Inc.                                           18,341             221
--------------------------------------------------------------------------------
                                                                         1,985
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.6%
   Ameron International Corp.                           15,505           1,135
   Applied Films Corp. *                                 1,733              34
   Aptargroup, Inc.                                      3,300             182
   ESCO Technologies, Inc. *                            28,818           1,460
   Griffon Corp. *                                       7,623             189
   Jacuzzi Brands, Inc. *                               42,634             419
   Myers Industries, Inc.                               38,699             619
   Smith (A.O.) Corp.                                   90,240           4,765
   Standex International Corp.                          18,321             580
   Tredegar Corp.                                       22,555             359
--------------------------------------------------------------------------------
                                                                         9,742
--------------------------------------------------------------------------------
OIL & GAS - 2.2%
   Atlas America, Inc. *                                 7,702             368
   Brigham Exploration Co. *                             7,977              70
   Callon Petroleum Co. *                                1,800              38
   Cimarex Energy Co.                                   86,075           3,723
   Edge Petroleum Corp. *                                1,800              45
   Giant Industries, Inc. *                              1,500             104
   Harvest Natural Resources, Inc. *                   117,000           1,137
   Houston Exploration Co. *                            70,800           3,731
   Stone Energy Corp. *                                 72,600           3,204
   Sunsco Logistics Partners L.P.                        5,306             223
   Swift Energy Co. *                                    2,500              94
   Whiting Petroleum Corp. *                            16,542             678
--------------------------------------------------------------------------------
                                                                        13,415
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.8%
   Hanover Compressor Co. *                                 63               1
   Maverick Tube Corp. *                                 3,900             207

EQUITY FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
OIL & GAS SERVICES - 0.8% - (CONTINUED)
   Oil States International, Inc. *                   100,100           $3,689
   Universal Compression Holdings, Inc. *               3,402              172
   Veritas DGC, Inc. *                                 17,451              792
--------------------------------------------------------------------------------
                                                                         4,861
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%
   Chesapeake Corp.                                     1,400               20
   Greif Inc., Class A                                  9,517              651
--------------------------------------------------------------------------------
                                                                           671
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.3%
   First Horizon Pharmaceutical Corp. *                16,442              414
   NBTY, Inc. *                                        26,911              606
   Nutraceutical International Corp. *                 30,600              461
   Omega Protein Corp. *                               32,000              183
--------------------------------------------------------------------------------
                                                                         1,664
--------------------------------------------------------------------------------
PIPELINES - 0.0%
   TransMontaigne, Inc. *                              28,300              278
--------------------------------------------------------------------------------
REAL ESTATE - 1.2%
   American Real Estate LP                              3,700              171
   Avatar Holdings, Inc. *                              6,083              371
   Bresler & Reiner, Inc.                               2,200               73
   Jones Lang LaSalle, Inc.                            51,074            3,909
   Trammell Crow Co. *                                 54,378            1,939
   W.P. Carey & Co. LLC                                28,900              774
--------------------------------------------------------------------------------
                                                                         7,237
--------------------------------------------------------------------------------
REITS - 6.9%
   Acadia Realty Trust                                 30,123              709
   American Home Mortgage Investment Corp.             22,138              691
   American Land Lease, Inc.                           26,088              713
   Anthracite Capital, Inc.                           133,259            1,463
   Brandywine Realty Trust                             76,803            2,439
   Capital Trust, Inc. of New York, Class A            21,851              680
   CentraCore Properties Trust                         23,111              579
   Commercial Net Lease Realty                        161,658            3,767
   Cousins Properties, Inc.                             6,700              224
   EastGroup Properties, Inc.                          22,365            1,061
   Entertainment Properties Trust                      11,166              469
   Equity One, Inc.                                   200,731            4,930
   Glenborough Realty Trust, Inc.                      17,700              385
   Heritage Property Investment Trust                  14,708              582
   Highwoods Properties, Inc.                           5,000              169

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
REITS - 6.9% - (CONTINUED)
   Home Properties, Inc.                               15,600             $797
   IMPAC Mortgage Holdings, Inc.                          100                1
   Innkeepers USA Trust                                 5,800               98
   Investors Real Estate Trust                         13,793              132
   Kilroy Realty Corp.                                 58,100            4,489
   LaSalle Hotel Properties                             7,152              293
   Longview Fibre Co.                                   4,900              127
   MFA Mortgage Investments, Inc.                         100                1
   Mission West Properties                              4,735               56
   National Health Investors, Inc.                     54,276            1,379
   Newcastle Investment Corp.                         106,128            2,538
   OMEGA Healthcare Investors, Inc.                    12,995              182
   Parkway Properties, Inc. of Maryland                30,342            1,325
   Pennsylvania Real Estate Investment Trust           89,900            3,956
   Post Properties, Inc.                                3,800              169
   PS Business Parks, Inc.                             46,457            2,598
   RAIT Investment Trust                               48,357            1,366
   Ramco-Gershenson Properties                         13,781              417
   Redwood Trust, Inc.                                    300               13
   Senior Housing Properties Trust                    164,683            2,981
   Sovran Self Storage, Inc.                           11,061              610
   Winston Hotels, Inc.                                13,800              157
--------------------------------------------------------------------------------
                                                                        42,546
--------------------------------------------------------------------------------
RETAIL - 7.3%
   AC Moore Arts & Crafts, Inc. *                       8,972              165
   Big Lots, Inc. *                                   142,840            1,994
   BJ's Wholesale Club, Inc. *                         22,634              713
   Bob Evans Farms, Inc.                               15,816              470
   Borders Group, Inc.                                 24,034              607
   Brown Shoe Co., Inc.                                11,326              594
   Buckle (The), Inc.                                   9,023              370
   Burlington Coat Factory Warehouse Corp.             78,470            3,566
   Casey's General Stores, Inc.                        22,488              514
   Cash America International, Inc.                    77,083            2,314
   CBRL Group, Inc.                                    19,734              867
   Charlotte Russe Holding, Inc. *                     90,039            1,927
   Charming Shoppes, Inc. *                           215,377            3,203
   Dress Barn, Inc. *                                   3,631              174
   Finish Line (The), Inc., Class A                    18,626              306
   First Cash Financial Services, Inc. *                3,200               64

See Notes to the Financial Statements.

                             NOTHERN FUNDS ANNUAL REPORT    55      EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (continued)

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
RETAIL - 7.3% - (CONTINUED)
   Group 1 Automotive, Inc.                             6,431             $306
   Haverty Furniture Cos., Inc.                         1,475               21
   IHOP Corp.                                           1,008               48
   Insight Enterprises, Inc. *                         28,474              627
   Landry's Restaurants, Inc.                          76,823            2,714
   Lithia Motors, Inc., Class A                        31,165            1,081
   Lone Star Steakhouse & Saloon, Inc.                 90,875            2,583
   MarineMax, Inc. *                                   44,227            1,482
   Men's Wearhouse, Inc.                               32,301            1,161
   Movado Group, Inc.                                  18,099              418
   O'Charleys, Inc. *                                  10,141              187
   Pantry (The), Inc. *                                53,792            3,356
   Pep Boys - Manny, Moe & Jack                        56,600              855
   Rush Enterprises, Inc., Class A *                    7,762              136
   Ryan's Restaurant Group, Inc. *                      3,500               51
   School Specialty, Inc. *                            18,759              647
   Shoe Carnival, Inc. *                                8,144              203
   Smart & Final, Inc. *                               67,550            1,107
   Sonic Automotive, Inc.                              67,648            1,878
   Sports Authority (The), Inc. *                      50,905            1,878
   Stage Stores, Inc.                                  24,694              735
   Steak N Shake (The) Co. *                           13,346              282
   Stein Mart, Inc.                                     3,653               64
   United Auto Group, Inc.                             86,270            3,710
   West Marine, Inc. *                                 39,700              596
   Zale Corp. *                                        19,108              536
--------------------------------------------------------------------------------
                                                                        44,510
--------------------------------------------------------------------------------
SAVINGS & LOANS - 3.8%
   Anchor BanCorp Wisconsin, Inc.                       1,700               52
   BankAtlantic Bancorp, Inc., Class A                 89,168            1,283
   BankUnited Financial Corp., Class A                 32,890              889
   Berkshire Hills Bancorp, Inc.                        7,706              269
   Beverly Hills Bancorp, Inc.                          3,038               32
   Brookline Bancorp, Inc.                             92,210            1,428
   CFS Bancorp, Inc.                                    9,099              136
   Citizens First Bancorp, Inc.                         4,688              133
   Commercial Capital Bancorp, Inc.                    82,796            1,164
   Dime Community Bancshares                           14,956              215
   Downey Financial Corp.                              12,922              870
   First Defiance Financial Corp.                      20,925              551
   First Niagara Financial Group, Inc.                  1,864               27
   First Place Financial Corp. of Ohio                 22,697              563

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
SAVINGS & LOANS - 3.8% - (CONTINUED)
   FirstFed Financial Corp. *                          62,839           $3,758
   Flagstar Bancorp, Inc.                              14,300              216
   Flushing Financial Corp.                             7,909              138
   ITLA Capital Corp.                                  25,119            1,211
   MAF Bancorp, Inc.                                   39,539            1,731
   MASSBANK Corp.                                       6,069              200
   MutualFirst Financial, Inc.                          5,539              115
   Northwest Bancorp, Inc.                             15,061              373
   Partners Trust Financial Group, Inc.                11,945              142
   PennFed Financial Services, Inc.                     1,900               36
   PFF Bancorp, Inc.                                   49,239            1,660
   Provident Financial Holdings                         3,143              102
   Provident New York Bancorp                          19,973              259
   Sterling Financial Corp. of Washington              97,989            2,842
   TierOne Corp.                                        9,680              329
   Timberland Bancorp, Inc. of Washington               6,244              176
   United Community Financial Corp. of Ohio           184,015            2,230
   Westfield Financial, Inc.                            2,619               65
   Willow Grove Bancorp, Inc.                           6,073              108
--------------------------------------------------------------------------------
                                                                        23,303
--------------------------------------------------------------------------------
SEMICONDUCTORS - 1.5%
   Axcelis Technologies, Inc. *                        56,545              331
   Cohu, Inc.                                          21,400              454
   DSP Group, Inc. *                                   14,500              421
   Entegris, Inc. *                                   180,425            1,920
   Fairchild Semiconductor International, Inc. *       80,700            1,539
   Integrated Device Technology, Inc. *                12,336              183
   Mattson Technology, Inc. *                         176,000            2,112
   MKS Instruments, Inc. *                             70,500            1,652
   Photronics, Inc. *                                   2,100               39
   Pixelworks, Inc. *                                   3,700               18
   Skyworks Solutions, Inc. *                          12,334               84
   Standard Microsystems Corp. *                       10,237              266
--------------------------------------------------------------------------------
                                                                         9,019
--------------------------------------------------------------------------------
SOFTWARE - 1.2%
   eFunds Corp. *                                     106,082            2,741
   JDA Software Group, Inc. *                          62,183              898
   Keane, Inc. *                                       23,650              373
   Lawson Software, Inc. *                            215,300            1,651
   MapInfo Corp. *                                      2,476               35
   NetIQ Corp. *                                        6,330               71
   Pegasystems, Inc. *                                  3,000               24

See Notes to the Financial Statements.

EQUITY FUNDS    56      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
SOFTWARE - 1.2% - (CONTINUED)
   Per-Se Technologies, Inc. *                         18,790             $501
   Phoenix Technologies Ltd. *                         30,689              208
   Ulticom, Inc. *                                     56,088              603
--------------------------------------------------------------------------------
                                                                         7,105
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.8%
   Aeroflex, Inc. *                                   235,947            3,240
   Anixter International, Inc.                         33,734            1,612
   Atlantic Tele-Network, Inc.                          1,800              103
   C-COR, Inc. *                                      167,600            1,465
   CalAmp Corp. *                                       6,348               74
   CommScope, Inc. *                                   68,300            1,950
   CT Communications, Inc.                             66,819              908
   Golden Telecom, Inc.                                27,400              823
   Hypercom Corp. *                                   166,302            1,547
   Iowa Telecommunications Services, Inc.              14,244              272
   Polycom, Inc. *                                    107,255            2,325
   Premiere Global Services, Inc. *                    27,622              222
   Price Communications Corp. *                        27,413              485
   Shenandoah Telecom Co.                                 800               36
   Talk America Holdings, Inc. *                       56,600              483
   Tekelec *                                          121,646            1,682
--------------------------------------------------------------------------------
                                                                        17,227
--------------------------------------------------------------------------------
TEXTILES - 0.4%
   G & K Services, Inc., Class A                       18,439              784
   Unifirst Corp. of Massachusetts                     44,818            1,489
--------------------------------------------------------------------------------
                                                                         2,273
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.3%
   Jakks Pacific, Inc. *                               20,045              536
   Lenox Group, Inc. *                                 34,561              453
   RC2 Corp. *                                         20,147              802
   Topps (The) Co.                                      1,500               13
--------------------------------------------------------------------------------
                                                                         1,804
--------------------------------------------------------------------------------
TRANSPORTATION - 2.1%
   Arkansas Best Corp.                                  2,400               94
   Bristow Group, Inc. *                               49,443            1,528
   Covenant Transport, Inc., Class A *                  2,469               36
   EGL, Inc. *                                         40,700            1,831
   General Maritime Corp.                              16,718              557
   Genesee & Wyoming, Inc., Class A *                  20,946              643
   Kansas City Southern *                              65,302            1,613
   Marten Transport Ltd. *                             14,550              263
   OMI Corp.                                          188,237            3,392

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 96.8% - CONTINUED
TRANSPORTATION - 2.1% - (CONTINUED)
   SCS Transportation, Inc. *                          23,710             $690
   Swift Transportation Co., Inc. *                    33,353              725
   U.S. Xpress Enterprises, Inc., Class A *             9,842              192
   Werner Enterprises, Inc.                            35,611              654
   YRC Worldwide, Inc. *                                9,380              357
--------------------------------------------------------------------------------
                                                                        12,575
--------------------------------------------------------------------------------
TRUCKING & LEASING - 0.2%
   AMERCO, Inc. *                                       2,072              205
   GATX Corp.                                          14,440              596
   Greenbrier Cos., Inc.                                3,828              153
   Interpool, Inc.                                     18,137              367
--------------------------------------------------------------------------------
                                                                         1,321
--------------------------------------------------------------------------------
WATER - 0.0%
   American States Water Co.                            5,541              207
   California Water Service Group                       2,305              104
--------------------------------------------------------------------------------
                                                                           311
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $391,465)                                                        592,197

OTHER - 0.0%
   Escrow DLB Oil & Gas *                               2,100                -
--------------------------------------------------------------------------------
TOTAL OTHER
--------------------------------------------------------------------------------
(COST $ -)                                                                   -
--------------------------------------------------------------------------------
WARRANTS - 0.0%
--------------------------------------------------------------------------------
   American Banknote Corp., Series 1,
     Exp. 10/1/07, Strike $10.00 *                          9                -
   American Banknote Corp., Series 2,
     Exp. 10/1/07, Strike $12.50 *                          9                -
   Timco Aviation Services, Inc.
     Exp. 12/31/07, Strike $5.16 *                        864                -
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $ -)                                                                   -


See Notes to the Financial Statements.

                            NORTHERN FUNDS ANNUAL REPORT    57      EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                          MARCH 31, 2006
SMALL CAP VALUE FUND (continued)

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
SHORT-TERM INVESTMENTS- 2.7%
  Barclays Bank, Global Treasury Services,
     London, Eurodollar Time Deposit,
     4.95%, 4/3/06                                    $14,810          $14,810
   U.S. Treasury Bill, (1)
     4.09%, 4/6/06                                      1,645            1,644
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $16,454)                                                          16,454

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.5%
--------------------------------------------------------------------------------
(COST $407,919)                                                        608,651
   Other Assets less Liabilities - 0.5%                                  3,077
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $611,728

*     Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

At March 31, 2006, the Small Cap Value Fund had open futures contracts as follows:

                                 NOTIONAL                           UNREALIZED
                     NUMBER OF    AMOUNT    CONTRACT   CONTRACT        GAIN
      TYPE           CONTRACTS    (000S)    POSITION     EXP.         (000S)
Russell Mini 2000       230      $17,751      Long       6/06          $942
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At March 31, 2006, the industry sectors for the Small Cap Value Fund were:

                                                          % OF LONG-TERM
INDUSTRY SECTOR                                             INVESTMENTS
Consumer Discretionary                                           13.4%
Consumer Staples                                                  3.8
Energy                                                            4.1
Financials                                                       30.8
Health Care                                                       3.1
Industrials                                                      18.1
Information Technology                                           13.5
Materials                                                         8.4
Telecommunication Services                                        0.6
Utilities                                                         4.2
--------------------------------------------------------------------------------
Total                                                           100.0%

See Notes to the Financial Statements.

EQUITY FUNDS    58      NORTHERN FUNDS ANNUAL REPORT

                                                                  EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                         MARCH 31, 2006
TECHNOLOGY FUND

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 98.8%
AEROSPACE/DEFENSE - 2.0%
   Raytheon Co.                                        93,000           $4,263
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 10.3%
   Amgen, Inc. *                                      108,600            7,901
   Biogen Idec, Inc. *                                119,900            5,647
   Genentech, Inc. *                                   37,000            3,127
   Genzyme Corp. *                                     24,500            1,647
   Medimmune, Inc. *                                   36,000            1,317
   Millipore Corp. *                                   25,800            1,885
--------------------------------------------------------------------------------
                                                                        21,524
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 6.4%
   Accenture Ltd., Class A                            147,200            4,427
   Automatic Data Processing, Inc.                     29,100            1,329
   Electronic Data Systems Corp.                      117,900            3,163
   First Data Corp.                                    95,200            4,457
--------------------------------------------------------------------------------
                                                                        13,376
--------------------------------------------------------------------------------
COMPUTERS - 19.5%
   Apple Computer, Inc. *                             109,800            6,887
   Brocade Communications Systems, Inc. *             514,000            3,433
   Cadence Design Systems, Inc. *                     128,100            2,369
   Dell, Inc. *                                       201,800            6,005
   DST Systems, Inc. *                                109,200            6,327
   EMC Corp. of Massachusetts *                       239,600            3,266
   Hewlett-Packard Co.                                176,500            5,807
   IBM Corp.                                           40,900            3,373
   Seagate Technology *                               127,400            3,354
--------------------------------------------------------------------------------
                                                                        40,821
--------------------------------------------------------------------------------
ELECTRONICS - 3.8%
   Applera Corp. - Applied Biosystems Group            78,400            2,128
   Coherent, Inc. *                                   134,500            4,722
   Jabil Circuit, Inc. *                               27,300            1,170
--------------------------------------------------------------------------------
                                                                         8,020
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.2%
   Alcon, Inc.                                         17,700            1,845
   Datascope Corp.                                     28,000            1,108
   Medtronic, Inc.                                     22,100            1,121
   Meridian Bioscience, Inc.                           48,000            1,295
   Varian Medical Systems, Inc. *                      23,000            1,292
--------------------------------------------------------------------------------
                                                                         6,661
--------------------------------------------------------------------------------
INTERNET - 3.9%
   Digital Insight Corp. *                             47,200            1,718
   Digital River, Inc. *                               59,100            2,577

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 98.8% - CONTINUED
INTERNET - 3.9% - (CONTINUED)
   Google, Inc., Class A *                              7,800           $3,042
   Websense, Inc. *                                    34,000              938
--------------------------------------------------------------------------------
                                                                         8,275
--------------------------------------------------------------------------------
SEMICONDUCTORS - 21.1%
   Advanced Micro Devices, Inc. *                      41,400            1,373
   Analog Devices, Inc.                               136,500            5,227
   Applied Materials, Inc.                            285,000            4,991
   Broadcom Corp., Class A *                           95,350            4,115
   Emulex Corp. *                                      96,500            1,649
   Intel Corp.                                        145,300            2,812
   Intersil Corp., Class A                             43,000            1,244
   Kla-Tencor Corp.                                    22,600            1,093
   Lam Research Corp. *                               114,700            4,932
   LSI Logic Corp. *                                  128,700            1,488
   Microchip Technology, Inc.                         105,000            3,811
   Micron Technology, Inc. *                          146,700            2,159
   National Semiconductor Corp.                       159,900            4,452
   QLogic Corp. *                                      40,000              774
   Texas Instruments, Inc.                            122,000            3,961
--------------------------------------------------------------------------------
                                                                        44,081
--------------------------------------------------------------------------------
SOFTWARE - 16.3%
   Adobe Systems, Inc. *                               59,300            2,071
   Ansys, Inc. *                                       40,400            2,188
   BEA Systems, Inc. *                                199,000            2,613
   Blackboard, Inc. *                                  59,500            1,690
   BMC Software, Inc. *                                56,700            1,228
   Compuware Corp. *                                  335,000            2,623
   Global Payments, Inc.                               21,000            1,113
   Hyperion Solutions Corp. *                          32,000            1,043
   Informatica Corp. *                                 73,800            1,148
   Intuit, Inc. *                                      81,300            4,324
   Microsoft Corp.                                    186,000            5,061
   Red Hat, Inc. *                                     73,500            2,057
   SAP A.G. ADR                                        74,500            4,047
   Satyam Computer Services Ltd. ADR                   69,000            3,019
--------------------------------------------------------------------------------
                                                                        34,225
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 12.3%
   Adtran, Inc.                                       111,000            2,906
   Cisco Systems, Inc. *                              272,700            5,910
   Motorola, Inc.                                     241,300            5,528
   Nice Systems Ltd. ADR *                             25,000            1,274
   Nokia OYJ ADR                                      305,800            6,336

See Notes to the Financial Statements.

                            NORTHERN FUNDS ANNUAL REPORT    59      EQUITY FUNDS

EQUITY FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
TECHNOLOGY FUND (continued)

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
COMMON STOCKS - 98.8% - CONTINUED
TELECOMMUNICATIONS - 12.3% - (CONTINUED)
   Tellabs, Inc. *                                    233,000           $3,705
--------------------------------------------------------------------------------
                                                                        25,659
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $181,643)                                                        206,905

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
SHORT-TERM INVESTMENT - 0.2%
   Barclays Bank, Global Treasury Services,
       London, Eurodollar Time Deposit,
       4.95%, 4/3/06                                     $383              383
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $383)                                                                383

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.0%
--------------------------------------------------------------------------------
(COST $182,026)                                                        207,288
   Other Assets less Liabilities - 1.0%                                  2,010
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $209,298

*     Non-Income Producing Security

At March 31, 2006, the industry sectors for the Technology Fund were:

                                                          % OF LONG-TERM
INDUSTRY SECTOR                                           INVESTMENTS
Aerospace & Defense                                             2.1%
Biotechnology                                                  10.5
Communications Equipment                                       12.4
Computers & Peripherals                                        16.7
Electronic Equipment & Instruments                              2.8
Health Care Equipment & Supplies                                4.1
Internet Software & Services                                    4.0
IT Services                                                    11.5
Semiconductors & Semiconductor
Equipment                                                      20.2
Software                                                       15.7
--------------------------------------------------------------------------------
Total                                                         100.0%

See Notes to the Financial Statements.

EQUITY FUNDS    60      NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS                                 MARCH 31, 2006

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 32 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Enhanced Large Cap, Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value and Technology Funds (collectively, the "Funds") are separate, diversified investment portfolios of the Trust. The Enhanced Large Cap Fund commenced investment operations on December 16, 2005. Each of the Funds is presented herein. The Emerging Markets Equity Fund was not funded as of March 31, 2006.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") (formerly Northern Trust Global Investments (Europe) Limited), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the International Growth Equity Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust also serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their


                               NORTHERN FUNDS ANNUAL REPORT    61   EQUITY FUNDS

EQUITY FUNDS
investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS - Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Fund and the broker. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2006, the Enhanced Large Cap and Small Cap Value Funds had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $95,000, and $1,644,000, respectively.

C) OPTIONS CONTRACTS - Each Fund may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The Statements of Operations reflect gains or losses, if any, as realized for closed options contracts and as unrealized for open options contracts.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, and not their counterparties to perform.

At March 31, 2006, the Funds did not have any outstanding options contracts. For the fiscal year ended March 31, 2006, the following option contracts were written for the Funds:

                                            NUMBER OF      PREMIUMS
             GROWTH EQUITY FUND             CONTRACTS   RECEIVED (000s)
  ---------------------------------------------------------------------
  Options outstanding at March 31, 2005          --          $  --
  Options written                               986            135
  Options expired and closed                   (986)          (135)
  Options exercised                              --             --
  Options outstanding at March 31, 2006          --             --
  ---------------------------------------------------------------------

D) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these

EQUITY FUNDS     62    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect gains or losses, if any, as realized in foreign currency transactions and as unrealized in forward foreign currency exchange contracts.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.

H) REDEMPTION FEES - The International Growth Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund's prospectus.

Redemption fees for the fiscal year ended March 31, 2006, were approximately $6,000 for the International Growth Equity Fund. This amount is included in "Net Increase (Decrease) in Net Assets Resulting from Capital Transactions" on the Statements of Changes in Net Assets. The impact from redemption fees paid to the Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS - Distributions of dividends from net investment income, if any, are declared and paid as follows:

                                                 DECLARATION AND
                                                PAYMENT FREQUENCY
  ----------------------------------------------------------------
  Enhanced Large Cap                                QUARTERLY
  Growth Equity                                     QUARTERLY
  Income Equity                                      MONTHLY
  International Growth Equity                       ANNUALLY
  Large Cap Value                                   ANNUALLY
  Mid Cap Growth                                    QUARTERLY
  Select Equity                                     ANNUALLY
  Small Cap Growth                                  ANNUALLY
  Small Cap Value                                   ANNUALLY
  Technology                                        ANNUALLY
  ----------------------------------------------------------------

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

J) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

At March 31, 2006, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                                      MARCH 31, MARCH 31, MARCH 31, MARCH 31,
  Amounts in thousands                  2009      2010      2011      2012
  ---------------------------------------------------------------------------
  International Growth Equity         $     --  $     --   $65,927*  $    --
  Mid Cap Growth                            --    58,214    43,006        --
  Select Equity                             --    30,111    69,054        --
  Small Cap Growth                       9,856   129,320    28,257        --
  Technology                           174,224   606,810   295,527*   21,097
  ---------------------------------------------------------------------------

*Amounts include acquired capital loss carryforwards, which may be limited under current tax laws, expiring in varying amounts through March 31, 2011.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.


                               NORTHERN FUNDS ANNUAL REPORT    63   EQUITY FUNDS

EQUITY FUNDS

At March 31, 2006, the tax components of undistributed net investment income and realized gains were as follows:

                                                 UNDISTRIBUTED
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  Enhanced Large Cap                           $132           $14
  Growth Equity                               5,627        26,115
  Income Equity                               2,453         4,582
  International Growth Equity                 6,829        19,410
  Large Cap Value                             5,745        36,060
  Select Equity                                 195             -
  Small Cap Value                             4,189        11,379
  ------------------------------------------------------------------

*Ordinary income includes taxable discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2006, was as follows:

                                              DISTRIBUTIONS FROM
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  Enhanced Large Cap                            $106      $     -
  Growth Equity                               10,053       36,993
  Income Equity                               13,688       23,674
  International Growth Equity                 10,200            -
  Large Cap Value                             19,759       86,098
  Select Equity                                  445            -
  Small Cap Value                             13,793       25,114
  ------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2005, was as follows:

                                              DISTRIBUTIONS FROM
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  Growth Equity                               $4,319      $     -
  Income Equity                               12,441        8,598
  International Growth Equity                  6,000            -
  Large Cap Value                             12,228            -
  Select Equity                                1,228            -
  Small Cap Value                              6,999       21,200
  ------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and
0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2006, the International Growth Equity Fund had an outstanding loan of $2,300,000. This amount is included in "Accrued other liabilities" on the Fund's Statements of Assets and Liabilities. The effective interest rate for the outstanding loan was 5.35 percent.

Interest expense for the fiscal year ended March 31, 2006, was approximately $3,000, $62,000, $7,000, $1,000, $1,000 and $2,000 for the Growth Equity,
International Growth Equity, Large Cap Value, Select Equity, Small Cap Growth, and Technology Funds, respectively. Interest expense was less than $1,000 for the Income Equity Fund. These amounts are included in "Other Expenses" on the Statements of Operations. When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

                                              DOLLAR
Amounts in thousands                          AMOUNT       RATE
-------------------------------------------------------------------
Growth Equity                                 $1,025       3.80%
Income Equity                                  1,550       3.74%
International Growth Equity                    3,799       4.31%
Large Cap Value                                7,829       4.77%
Select Equity                                  2,900       3.49%
Small Cap Growth                                 671       4.78%
Technology                                     1,378       4.75%
-------------------------------------------------------------------

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's average daily net assets. During the fiscal year through March 23, 2006, the investment advisers agreed to waive advisory fees and reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees,


EQUITY FUNDS     64    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

advisory fees after waivers and expense limitations for the Funds during this period were as follows:

                                    ANNUAL     ADVISORY
                                   ADVISORY   FEES AFTER   EXPENSE
                                     FEES      WAIVERS   LIMITATIONS
  -------------------------------------------------------------------
  Growth Equity                      0.95%      0.85%       1.00%
  Income Equity                      0.95%      0.85%       1.00%
  International Growth Equity        1.10%      1.00%       1.25%
  Large Cap Value                    0.95%      0.85%       1.10%
  Mid Cap Growth                     0.95%      0.85%       1.00%
  Select Equity                      0.95%      0.85%       1.00%
  Small Cap Growth                   1.10%      1.00%       1.25%
  Small Cap Value                    0.95%      0.85%       1.00%
  Technology                         1.10%      1.00%       1.25%
  -------------------------------------------------------------------

Effective March 24, 2006, the investment advisers reduced their annual advisory fees and have further agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations in the following table:

                                             ANNUAL
                                            ADVISORY     EXPENSE
                                              FEES     LIMITATIONS
  -----------------------------------------------------------------
  Enhanced Large Cap                          0.30%       0.60%
  Growth Equity                               0.85%       1.00%
  Income Equity                               0.85%       1.00%
  International Growth Equity                 1.00%       1.25%
  Large Cap Value                             0.85%       1.10%
  Mid Cap Growth                              0.85%       1.00%
  Select Equity                               0.85%       1.00%
  Small Cap Growth                            1.00%       1.25%
  Small Cap Value                             0.85%       1.00%
  Technology                                  1.00%       1.25%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At March 31, 2006, the amounts payable were approximately $3,000 for the Growth Equity and Large Cap Value Funds, $2,000 for the International Growth Equity Fund, and $1,000 for each of the other Funds, except for the Enhanced Large Cap Fund, which had an amount payable that was less than $1,000.


                               NORTHERN FUNDS ANNUAL REPORT    65   EQUITY FUNDS

EQUITY FUNDS

5 INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2006, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

                                                                       PURCHASES                             SALES
  Amounts in thousands                                     U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
  -------------------------------------------------------------------------------------------------------------------------------
  Enhanced Large Cap                                             $ -              $38,694            $ -               $5,438
  Growth Equity                                                    -              434,123              -              504,647
  Income Equity                                                    -              240,100              -              240,389
  International Growth Equity                                      -            1,256,612              -            1,313,781
  Large Cap Value                                                  -              375,477              -              435,689
  Mid Cap Growth                                                   -              444,435              -              478,455
  Select Equity                                                    -              383,515              -              465,329
  Small Cap Growth                                                 -               97,935              -              117,171
  Small Cap Value                                                  -              171,222              -              157,349
  Technology                                                       -              170,457              -              254,230
  -------------------------------------------------------------------------------------------------------------------------------

At March 31, 2006, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                             UNREALIZED        UNREALIZED                          COST BASIS
  Amounts in thousands                                      APPRECIATION      DEPRECIATION    NET APPRECIATION    OF SECURITIES
  -------------------------------------------------------------------------------------------------------------------------------
  Enhanced Large Cap                                              $985             $(638)             $347            $34,638
  Growth Equity                                                 91,826           (33,443)           58,383            672,398
  Income Equity                                                 40,375           (11,411)           28,964            330,448
  International Growth Equity                                  231,512            (8,055)          223,457          1,189,472
  Large Cap Value                                              164,847           (17,713)          147,134          1,039,744
  Mid Cap Growth                                                37,847            (3,664)           34,183            285,755
  Select Equity                                                 26,050            (1,260)           24,790            219,323
  Small Cap Growth                                               7,951              (833)            7,118             60,712
  Small Cap Value                                              204,286            (2,863)          201,423            407,228
  Technology                                                    26,981            (8,866)           18,115            189,173
  -------------------------------------------------------------------------------------------------------------------------------


EQUITY FUNDS     66    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

6 CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2006, were as follows:

                                                                                                                      NET
                                                 PROCEEDS   SHARES FROM   REINVESTMENT                 PAYMENTS     INCREASE
                                     SHARES        FROM      REINVESTED        OF          SHARES     FOR SHARES   (DECREASE)
  Amounts in thousands                SOLD     SHARES SOLD   DIVIDENDS     DIVIDENDS      REDEEMED     REDEEMED    IN SHARES
  ----------------------------------------------------------------------------------------------------------------------------
  Enhanced Large Cap                  3,791      $38,223           1             $7          (117)      $(1,180)      3,675
  Growth Equity                       6,111       98,472       2,393         38,344        (9,866)     (159,016)     (1,362)
  Income Equity                       9,387      115,052       2,498         29,452       (10,163)     (124,342)      1,722
  International Growth Equity        24,538      267,286          82            948       (34,613)     (381,479)     (9,993)
  Large Cap Value                    19,577      261,990       5,908         75,217       (24,028)     (321,056)      1,457
  Mid Cap Growth                      3,711       51,257           -              -        (6,604)      (90,341)     (2,893)
  Select Equity                       1,160       22,158          18            349        (5,975)     (113,636)     (4,797)
  Small Cap Growth                      728        8,183           -              -        (2,649)      (28,763)     (1,921)
  Small Cap Value                     9,173      148,419       2,085         32,150        (8,325)     (133,934)      2,933
  Technology                            972       10,937           -              -        (8,192)      (92,950)     (7,220)
  ----------------------------------------------------------------------------------------------------------------------------

                                        NET
                                      INCREASE
                                     (DECREASE)
  Amounts in thousands             IN NET ASSETS
  Enhanced Large Cap                   $37,050
  Growth Equity                        (22,200)
  Income Equity                         20,162
  International Growth Equity         (113,245)
  Large Cap Value                       16,151
  Mid Cap Growth                       (39,084)
  Select Equity                        (91,129)
  Small Cap Growth                     (20,580)
  Small Cap Value                       46,635
  Technology                           (82,013)
  --------------------------------------------------------------

Transactions in capital shares for the fiscal year ended March 31, 2005, were as follows:

                                                                                                                      NET
                                                 PROCEEDS   SHARES FROM   REINVESTMENT                 PAYMENTS     INCREASE
                                     SHARES        FROM      REINVESTED        OF          SHARES     FOR SHARES   (DECREASE)
  Amounts in thousands                SOLD     SHARES SOLD   DIVIDENDS     DIVIDENDS      REDEEMED     REDEEMED    IN SHARES
  ----------------------------------------------------------------------------------------------------------------------------
  Growth Equity                       9,516      $143,243         64           $992       (14,078)    $(213,476)     (4,498)
  Income Equity                      12,076       145,187      1,086         13,110       (11,130)     (133,944)      2,032
  International Growth Equity        71,514       701,227         54            551       (12,211)     (120,281)     59,357
  Large Cap Value                    37,038       478,164        282          3,728       (18,385)     (239,386)     18,935
  Mid Cap Growth                      4,789        58,691          -              -        (9,917)     (121,574)     (5,128)
  Select Equity                       2,305        41,094         52            949        (9,245)     (164,773)     (6,888)
  Small Cap Growth                      815         7,947          -              -       (11,903)     (113,465)    (11,088)
  Small Cap Value                    10,236       149,383      1,430         21,725        (7,727)     (112,661)      3,939
  Technology                          2,670        28,966          -              -       (13,115)     (143,371)    (10,445)
  ----------------------------------------------------------------------------------------------------------------------------

                                        NET
                                      INCREASE
                                     (DECREASE)
  Amounts in thousands             IN NET ASSETS
  -----------------------------------------------------------------------------
  Growth Equity                       $(69,241)
  Income Equity                         24,353
  International Growth Equity          581,497
  Large Cap Value                      242,506
  Mid Cap Growth                       (62,883)
  Select Equity                       (122,730)
  Small Cap Growth                    (105,518)
  Small Cap Value                       58,447
  Technology                          (114,405)
  --------------------------------------------------------------------------------------------


                               NORTHERN FUNDS ANNUAL REPORT    67   EQUITY FUNDS

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of Growth Equity Fund, Income Equity
                             Fund, International Growth Equity Fund, Large Cap
                             Value Fund, Mid Cap Growth Fund, Select Equity
                             Fund, Small Cap Growth Fund, Small Cap Value Fund, and Technology Fund (collectively, the "Funds"), nine separate portfolios comprising part of the Northern Funds, as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Enhanced Large Cap, as of March 31, 2006 and the related statement of operations, statement of changes in net assets and the financial highlights for the period from December 16, 2005 (commencement of operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the periods ended prior to March 31, 2003, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 2, 2002.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 12, 2006


EQUITY FUNDS     68    NORTHERN FUNDS ANNUAL REPORT

                                                                         EQUITY
FUNDS
TAX INFORMATION                                       MARCH 31, 2006 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2006, are designated as qualified dividend income, as defined in the Act, subject to reduced tax rates in 2006:

                                                           QDI
  FUND                                                 PERCENTAGE
  ----------------------------------------------------------------
  Enhanced Large Cap                                      68.46%
  Growth Equity                                           24.46%
  Income Equity                                           50.80%
  International Growth Equity                            100.00%
  Large Cap Value                                         93.95%
  Select Equity                                           87.16%
  Small Cap Value                                         16.12%
  ----------------------------------------------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) - A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

                                                        CORPORATE
                                                           DRD
  FUND                                                 PERCENTAGE
  ----------------------------------------------------------------
  Enhanced Large Cap                                     82.08%
  Growth Equity                                          26.17%
  Income Equity                                          51.66%
  Large Cap Value                                        93.66%
  Select Equity                                          91.25%
  Small Cap Value                                        16.19%
  ----------------------------------------------------------------

CAPITAL GAIN DISTRIBUTION - The following Funds made capital gain distributions in December 2005, and hereby designate these long-term capital gain distributions as follows (per share):

                                                        LONG-TERM
                                                       CAPITAL GAIN
  FUND                                                     15%
  -----------------------------------------------------------------
  Growth Equity                                          $0.8430
  Income Equity                                           0.8431
  Large Cap Value                                         0.9956
  Small Cap Value                                         0.8096
  -----------------------------------------------------------------

FOREIGN TAX CREDIT - The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

  FUND                              TAXES              INCOME
  ------------------------------------------------------------------
  International Growth
   Equity                          $0.0217             $0.2760
  ------------------------------------------------------------------


                               NORTHERN FUNDS ANNUAL REPORT    69   EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Growth Equity Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/05 - 3/31/06" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 63) in the International Growth Equity Fund. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ENHANCED LARGE CAP(1)

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.60%     $1,000.00    $1,025.80         $3.03
  Hypothetical             0.60%     $1,000.00    $1,021.94         $3.02**
  -----------------------------------------------------------------------------

GROWTH EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,047.50         $5.10
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

INCOME EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,033.60         $5.07
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

INTERNATIONAL GROWTH EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.26%     $1,000.00    $1,143.60         $6.73
  Hypothetical             1.26%     $1,000.00    $1,018.65         $6.34**
  -----------------------------------------------------------------------------

LARGE CAP VALUE

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.10%     $1,000.00    $1,067.40         $5.67
  Hypothetical             1.10%     $1,000.00    $1,019.45         $5.54**
  -----------------------------------------------------------------------------

MID CAP GROWTH

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,080.30         $5.19
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

SELECT EQUITY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,038.30         $5.08
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

SMALL CAP GROWTH

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.25%     $1,000.00    $1,180.80         $6.80
  Hypothetical             1.25%     $1,000.00    $1,018.70         $6.29**
  -----------------------------------------------------------------------------


EQUITY FUNDS     70    NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2006 (UNAUDITED)

SMALL CAP VALUE

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.00%     $1,000.00    $1,154.90         $5.37
  Hypothetical             1.00%     $1,000.00    $1,019.95         $5.04**
  -----------------------------------------------------------------------------

TECHNOLOGY

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.25%     $1,000.00    $1,073.80         $6.46
  Hypothetical             1.25%     $1,000.00    $1,018.70         $6.29**
  -----------------------------------------------------------------------------

(1)The Enhanced Large Cap Fund commenced operations on 12/16/05. Thus, to calculate account values and expenses paid, the 106 day rate of return was used (as opposed to the 6 month rate of return).

* Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.


                               NORTHERN FUNDS ANNUAL REPORT    71   EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- Northern Funds offers 32 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX               - Managing Partner of PricewaterhouseCoopers (an accounting       - Sears Holding Corp.
   Age: 62                        firm) from 2000 to 2003;                                          (a retail company).
   Trustee since 2005           - Director of Big Shoulders Fund since 1997;
                                - Director of Children's Memorial Hospital since 1997;
                                - Trustee of DePaul University since 1998.
   ---------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE             - Chairman and President of Hawthorne Investors, Inc. (a          - PepsiAmericas (a
   Age: 71                        management advisory services and private investment               soft drink bottling
   Trustee since 2000             company) since 1996;                                              company);
                                - Managing Member of Hawthorne Investments, LLC (a                - Ryerson, Inc. (a
                                  management advisory services and private investment               metals distribution
                                  company) since 2001;                                              company).
                                - Managing Member of Hawthorne Investments II, LLC (a
                                  private investments company) since 2004.
   ---------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.        - Chairman and CEO of The Paradigm Group, Ltd. (a financial       - None
   Age: 65                        adviser) since 1993;
   Trustee since 2000           - Principal and Co-Founder of Paradigm Capital since 1996;
                                - Senior Partner of NewEllis Ventures since 2001;
                                - Member of the Board of Managers of The Liberty Hampshire
                                  Company, LLC (a receivable securitization company) from
                                  1996 to 2001;
                                - Director of Financial Pacific Company (a small business
                                  leasing company) from 1998 to 2004;
                                - Member and Director of the Illinois Venture Capital
                                  Association since 2001;
                                - Trustee at Dominican University from 1996 to 2005;
                                - Member of the Board of Directors of the Chicago Children's
                                  Museum since 2001;
                                - Member of the Board of Governors of the Metropolitan Club
                                  since 2003;
                                - Member of the Advisory Board of AAVIN Equity Partners
                                  since 2005;
                                - Chairman of the Nominating Committee of Girl Scouts of
                                  Chicago from 1993 to 2003;
                                - Member of the National Advisory Board of National Domestic
                                  Violence Hotline since 2005.
   ---------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM          - Executive Vice President of Unison-Maximus, Inc. (an            - None
   Age: 62                        aviation and governmental consulting company) from 1989 to
   Trustee since 2001             2005;
                                - Principal/Officer/Director, UCG Associates, Inc. (a
                                  management consulting firm) from 2005 to present.
   ---------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN          - CEO of Polk Bros. Foundation (an Illinois not-for-profit        - None
   Age: 62                        corporation) since 1993;
   Trustee since 2000           - Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994;
                                - Director of STS Consultants, Ltd. (an employee-owned
                                  engineering consulting firm) since 2001.
   ---------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY            - President of Sara Lee Foundation (philanthropic                 - Coach, Inc.;
   Age: 69                        organization) from 1997 to 2001.                                - Payless Shoe Source,
   Trustee since 1998                                                                               Inc. (a retail shoe
                                                                                                    store business);
                                                                                                  - GATX Corporation (a
                                                                                                    railroad holding
                                                                                                    company)


EQUITY FUNDS     72    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL           - Vice Chairman and Director of Cardean Learning Group            - Gildan Activewear,
   Age: 66                        (formerly Unext, Inc.) (a provider of educational services        Inc. (an athletic
   Trustee since 2000             via the Internet) since 2003;                                     clothing marketing
                                - President, Chief Operating Officer, and Director of Unext         and manufacturing
                                  Inc. from 1999 to 2003.                                           company);
                                                                                                  - Goldman Sachs Mutual
                                                                                                    Fund Complex (72
                                                                                                    portfolios);
                                                                                                  - Goldman Sachs
                                                                                                    Closed-End Funds

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,         - Partner in the law firm of Sidley Austin Brown & Wood,          - None
   ESQ. (3)                       LLP.
   Age: 48
   Trustee since 1998
   ---------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)          - President of Northern Trust Global Investments since 2004;      - None
   Age: 46                        and Executive Vice President -- Head of Quantitative
   Trustee since 2006             Management and Securities Lending from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.


                               NORTHERN FUNDS ANNUAL REPORT    73   EQUITY FUNDS

EQUITY FUNDS
TRUSTEES AND OFFICERS (continued)

OFFICERS OF THE TRUST

   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF
   SERVICE AS OFFICER (1)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ----------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND            - Executive Vice President since 2003 and Director since
   Age: 48                        2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street        President and other positions at The Northern Trust
   Chicago, IL 60603              Company, President and Director of Northern Trust
   President since 2000           Securities, Inc., and Managing Executive, Mutual Funds
                                  for Northern Trust Global Investments since 1989.
   ----------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER           - Senior Vice President at Northern Trust Investments, N.A.
   Age: 44                        since 2001 and Senior Vice President at The Northern
   50 South LaSalle Street        Trust Company and the Director of Distribution, Product
   Chicago, IL 60603              Management and Client Services in the Mutual Fund Group
   Vice President since 2000      of Northern Trust Global Investments since 2000.
   ----------------------------------------------------------------------------------------------
   STUART SCHULDT               - Senior Vice President and Division Manager of Fund
   Age: 43                        Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street        Company since 1998.
   Chicago, IL 60603
   Treasurer since 2005
   ----------------------------------------------------------------------------------------------
   SUSAN J. HILL                - Chief Compliance Officer of Northern Trust Investments,
   Age: 49                        N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street        Investments since 2005; Counsel and Vice President of
   Chicago, IL 60603              Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer       Company from 2000 to 2004.
   since 2004
   ----------------------------------------------------------------------------------------------
   WES L. RINGO                 - Senior Vice President of Northern Trust Investments, N.A.
   Age: 55                        and Compliance Director of Northern Trust Securities,
   50 South LaSalle Street        Inc. since 2001; Managing Director, Assistant General
   Chicago, IL 60603              Counsel and Director of Regulatory Affairs of U.S.
   Anti-Money Laundering          Bancorp Piper Jaffrey from 1996 to 2001.
   Compliance Officer since
   2002
   ----------------------------------------------------------------------------------------------
   BRIAN OVAERT                 - Senior Vice President and Department Head at The Northern
   Age: 44                        Trust Company overseeing Fund Accounting, Transfer Agent
   50 Bank Street                 and Fund Administration functions since 1998.
   London, E145NT
   Assistant Treasurer since
   2005
   ----------------------------------------------------------------------------------------------
   JEFFREY A. DALKE, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                        since 1986.
   One Logan Square
   18th and Cherry Streets
   Philadelphia, PA 19103-
   6996
   Secretary since 2000
   ----------------------------------------------------------------------------------------------


EQUITY FUNDS     74    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF
   SERVICE AS OFFICER (1)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ----------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.         - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 58                        since 1998.
   99 High Street, 27th
   Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ----------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY,       - Counsel and Vice President at PFPC Inc. since 2005;
   ESQ.                           Associate Counsel and Director at PFPC Inc. from 2002 to
   Age: 34                        2005; Associate Counsel at Investors Bank & Trust
   99 High Street, 27th           Company, a financial service provider from 2001 to 2002.
   Floor
   Boston, MA 02110
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


                               NORTHERN FUNDS ANNUAL REPORT    75   EQUITY FUNDS

                                                                  MARCH 31, 2006

   APPROVAL OF ADVISORY AGREEMENTS


   The Trustees oversee the management of Northern Funds (the "Trust"), and review the investment performance and expenses of the investment funds covered by this Report (the "Funds") at regularly scheduled meetings held during the Funds' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreements (the "Advisory Agreements") for the Funds with Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL" and, together with NTI, the "Investment Advisers").

   The Advisory Agreements were most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at the annual contract review meeting held on February 16-17, 2006 (the "Annual Contract Meeting"). In addition, the Advisory Agreement for the Enhanced Large Cap Fund (which commenced operations in December 2005) was initially approved by the Trustees on November 4, 2005 (the "November Meeting"), and the Advisory Agreement for the Emerging Markets Equity Fund (which commenced operations in April 2005) was initially approved by the Trustees at the Annual Contract Meeting.

   At the November Meeting, the Trustees reviewed the Advisory Agreement for the Enhanced Large Cap Fund, including information regarding the terms of the Advisory Agreement; the nature, extent and quality of the NTI's investment advisory services; the fees and expenses to be paid by the Fund; the Fund's projected expense ratio; NTI's anticipated costs and profits; NTI's proposal to voluntarily reimburse certain expenses of the Fund that exceeded a specified level; other benefits to be derived by NTI and its affiliates from their relationship with the Fund; a comparison of the Fund's fees and expenses with those paid by other similar mutual funds; potential economies of scale; and the estimated asset level that the Fund would need to reach in order for NTI to earn a profit on its services. At the Annual Contract Meeting, the Trustees reviewed similar matters for both the Emerging Markets Equity Fund and all of the other Funds.

   In addition, at the November Meeting, in preparation for the Trustees' considerations at the Annual Contract Meeting, the Trustees reviewed information on the following topics for all of the Funds: the Investment Advisers' profitability; the qualifications of the Investment Advisers and their affiliates to provide services to the Funds; and policies adopted by the Investment Advisers regarding brokerage, trade allocations and other matters.

   In connection with both the November Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations relating to the Trustees' consideration of the Advisory Agreements, and at those meetings the Trustees also considered the Investment Advisers' oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Annual Contract Meeting without employees of the Investment Advisers present.

   In evaluating the Advisory Agreements at the November Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreements and meetings held during the year, the Trustees received materials relating to the Investment Advisers' investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

   Specifically in connection with the Trustees' approval of the Advisory Agreements, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreements; (ii) the Funds' investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. ("Lipper"), a third-party provider of mutual fund data, except for the Emerging Markets Equity Fund and Enhanced Large Cap Fund (which had little or no performance history); (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the investment advisory fees charged by the Investment Advisers to the Investment Advisers' institutional accounts; (v) the scope and depth of the Investment Advisers' resources; (vi) the Investment Advisers' staffing for the

                               NORTHERN FUNDS ANNUAL REPORT    75   EQUITY FUNDS

EQUITY FUNDS
TRUSTEES AND OFFICERS (continued)

   Funds and the experience of the portfolio managers; (vii) the Investment Advisers' financial resources and their ability to attract and retain portfolio management talent; (viii) the fees paid by the Funds to the Investment Advisers and their affiliates for services, and the expenses incurred by them in connection with the provision of those services; (ix) the benefits received by the Investment Advisers and their affiliates from their relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Advisers' willingness to meet with representatives of the Board of Trustees outside of the Board meetings in preparation for the Annual Contract Meeting and to provide information requested by the Trustees.

   In connection with their approvals of the Advisory Agreements for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. These services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds' shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Advisers were both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and were able to provide quality services to the Funds. The Trustees also believed that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers, and had continued to develop its internal audit program with respect to the Funds.

   The Trustees also considered the investment performance of the Funds, except the Emerging Markets Equity Fund and Enhanced Large Cap Fund which, as noted, had little or no performance history. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Funds' investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds' investment performance was provided for one, two, three, four, five and ten years. In addition, the Trustees reviewed information prepared by a third-party analyzing the risk-adjusted returns of the Funds. The Trustees considered the Funds' investment performance in light of the investment benchmarks, objectives and credit parameters applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Advisers' investment approach for the Funds.

   Based on the information provided, the Trustees believed that the performance of the Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund and Technology Fund had been generally more favorable over longer periods than for more recent periods, and that the relative performance of the International Growth Equity Fund as compared to other international equity mutual funds had remained generally the same over longer and shorter time periods. In this regard, the Trustees concluded that Northern was addressing the investment performance of these Funds through the retention of new investment personnel and changes in the investment processes and discipline used for these Funds. The performance results of the Growth Equity Fund, Income Equity Fund, Small Cap Growth Fund and Small Cap Value Fund had been comparatively stronger within their mutual fund peer groups for recent periods. The Board concluded that the Investment Advisers' performance record and their continuing efforts to provide favorable performance results indicated that their continued management would benefit the Funds and their shareholders. The Board also concluded that the Emerging Markets Equity Fund and Enhanced Large Cap Fund did not have a significant performance record to review.

   The Trustees also considered the Funds' contractual advisory fee rates; the Funds' total operating expense ratios; the Investment Advisers' voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Advisers and their affiliates for custodial, transfer agency and co-administration services, and reviewed information as to whether the Investment Advisers had passed, and were likely to continue to pass, benefits from their economies of scale to shareholders. In this regard, the Trustees considered the Investment Advisers' view that the Funds may be sharing in economies of scale through the

EQUITY FUNDS     76    NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

   level at which the Funds' advisory fees are set and through the Investment Advisers' voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets (or, in the case of the Emerging Markets Equity Fund and Enhanced Large Cap Fund, projected assets) in the Funds; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and the profits (or, in the case of the Emerging Markets Equity Fund and Enhanced Large Cap Fund, projected profits) realized by them; and information comparing the fee rates charged by the Investment Advisers (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in 2002 and 2005 and the further reductions in the advisory contractual fee rates beginning in 2006.

   At the Annual Contract Meeting the Board approved reductions in the contractual advisory fee rates of the Funds listed below. These reductions became effective on March 24, 2006. The effect of these contractual fee reductions was to eliminate the difference between the Funds' contractual advisory fee rates and the actual fee rates (after waivers) currently paid by these Funds. As a result of these reductions, the new annual contractual fee rates for the Funds listed below, based on their average net assets computed daily and paid monthly, are as follows:

                                                          NEW
                                                      CONTRACTUAL
                                                      ADVISORY FEE
      NAME OF FUND                                        RATE
      ------------------------------------------------------------
      Growth Equity                                      0.85%
      Income Equity                                      0.85%
      International Growth Equity                        1.00%
      Large Cap Value                                    0.85%
      Mid Cap Growth                                     0.85%
      Select Equity                                      0.85%
      Small Cap Growth                                   1.00%
      Small Cap Value                                    0.85%
      Technology                                         1.00%
      ------------------------------------------------------------

   Information on the services rendered by the Investment Advisers to the Funds, the reduced fee rates paid by the Funds under the Advisory Agreements and the Funds' total operating expense ratios were compared to similar information for other mutual funds advised by the Investment Advisers and other, unaffiliated investment management firms. Many of the comparisons of the Funds' fee rates and total operating expense ratios were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the Investment Advisers to private accounts managed by them, and on the brokerage and research services received by the Investment Advisers in connection with the placement of brokerage transactions for the Funds. In addition, the Trustees noted the Investment Advisers' voluntary undertaking to limit the Funds' total expense ratios to specified levels, which would continue in effect on a voluntary basis after the contractual advisory fee reductions described above.

   After deliberation, the Trustees concluded at the November Meeting with respect to the Enhanced Large Cap Fund, and at the Annual Contract Meeting with respect to all of the Funds, that the fees paid by Funds were reasonable in light of the services provided by the Investment Advisers, their actual or projected costs and the Funds' current and reasonably foreseeable asset levels, and that the Advisory Agreements should be approved and continued.


                               NORTHERN FUNDS ANNUAL REPORT    77   EQUITY FUNDS

EQUITY FUNDS

                       THIS PAGE INTENTIONALLY LEFT BLANK


EQUITY FUNDS     78    NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                               NORTHERN FUNDS ANNUAL REPORT    79   EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

   PORTFOLIO HOLDINGS

  Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

   PROXY VOTING

  A description of Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


EQUITY FUNDS     80    NORTHERN FUNDS ANNUAL REPORT

ITEM 1. REPORTS TO STOCKHOLDERS.
                                                              EQUITY INDEX FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------


 2      PORTFOLIO MANAGEMENT COMMENTARY
 6      STATEMENTS OF ASSETS AND LIABILITIES
 7      STATEMENTS OF OPERATIONS
 8      STATEMENTS OF CHANGES IN NET ASSETS
 9      FINANCIAL HIGHLIGHTS
        SCHEDULES OF INVESTMENTS
        13    INTERNATIONAL EQUITY INDEX FUND
        30    MID CAP INDEX FUND
        37    SMALL CAP INDEX FUND
        63    STOCK INDEX FUND
 71     NOTES TO THE FINANCIAL STATEMENTS
 76     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 77     TAX INFORMATION
 78     FUND EXPENSES
 79     TRUSTEES AND OFFICERS
 84     FOR MORE INFORMATION


                         NORTHERN FUNDS ANNUAL REPORT   1     EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

INTERNATIONAL EQUITY INDEX FUND

The Northern International Equity Index Fund returned 23.91              FUND MANAGER
percent for the 12 months ended March 31, 2006, while the MSCI                   STEVEN R. WETTER
EAFE(R) Index, the Fund's benchmark, returned 24.41 percent.                     With Northern Trust
Transaction costs and Fund expenses accounted for the difference                 since 2003
in returns between the Fund and the Index.

The Pacific was the best performing region for the 12-month              (PHOTO)
period, up 33.04 percent in dollar terms. European stocks also           FUND STATISTICS
posted healthy gains, rising 20.64 percent in dollar terms,
while in local currency terms, European markets were up 30.55
percent. Performance at a country level was strong, with all but         INCEPTION DATE: March 22, 2005
one of the 21 countries in the MSCI EAFE Index posting positive          TOTAL NET ASSETS: $1.1 billion
returns. Norway and Austria were the top performers, returning           NET ASSET VALUE: $12.04
46.48 percent and 39.28 percent, respectively. Japan, with an            TICKER SYMBOL: NOINX
Index weight of 23.39 percent, was up 37.28 percent in dollar            DIVIDEND SCHEDULE: Annually
terms. New Zealand, the worst performing country during the
period, returned -0.05 percent in dollar terms.
                                                                         TOTAL RETURN PERIOD ENDED 3/31/06
                                                                         ----------------------------------------------------
The market environment for the past 12 months was dominated by
sharply rising energy prices. In the third quarter of 2005, the          ONE YEAR              23.91%
impact of hurricanes Katrina and Rita in the United States               SINCE INCEPTION       20.99%
compounded the situation, with crude oil briefly touching $71 a
barrel before retreating to the mid-$50 range by the end of              ----------------------------------------------------
November. However, oil prices remained a potential threat to world growth, as crude prices ranged between $60 and $70 per
barrel during the first quarter of 2006. As a result, the energy         Performance quoted represents past performance and
sector enjoyed strong performance during the past 12 months,             does not guarantee future results. Investment return
rising 18.40 percent. Materials posted the best sector                   and principal value will fluctuate so that shares,
performance, returning 40.56 percent for the period. In contrast,        when redeemed, may be worth more or less than their
stocks in the telecommunications services sector posted the              original cost. Current performance may be lower or
poorest returns, with an average of  -7.88 percent in dollar             higher than that shown here. Performance data
terms.                                                                   current to the most recent month-end is available at
                                                                         NORTHERNFUNDS.COM.

                                                                         Foreign securities may involve additional risks,
                                                                         including social and political instability, reduced
                                                                         market liquidity, and currency volatility.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     International Equity Index Fund
---
     MSCI EAFE Index

                       (LINE GRAPH)

                   INTERNATIONAL EQUITY INDEX FUND           MSCI EAFE INDEX
                   -------------------------------           ---------------
3/22/05                        $10,000                           $10,000
3/31/06                        $12,156                           $11,950

                                                The MSCI EAFE Index is the
                                                Morgan Stanley Capital
                                                International Europe,
                                                Australasia and Far East Index,
                                                an unmanaged index that tracks
                                                the performance of selected
                                                equity securities in Europe,
                                                Australia, Asia and the Far
                                                East.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and
                                                management fees.



EQUITY INDEX FUNDS    2      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

MID CAP INDEX FUND

Mid-capitalization stocks, as represented by the S&P MidCap 400          FUND MANAGER
Index, returned 21.62 percent during the 12 months ended March                   CHAD M. RAKVIN
31, 2006. Mid-capitalization stocks outpaced their                               With Northern Trust
large-capitalization counterparts, as measured by the S&P 500                    since 2004
Index, which returned 11.73 percent for the period. However, small-capitalization stocks, as measured by the Russell 2000
Index, performed even better, returning 25.85 percent for the            (PHOTO)
year. The Fund's 21.23 percent return closely tracked the S&P            FUND STATISTICS
MidCap 400 Index, with differences in returns driven by
transaction costs and fund expenses.
                                                                         INCEPTION DATE: March 22, 2005
Financials and information technology were the Fund's largest            TOTAL NET ASSETS: $340 million
sector positions at 19.21 percent and 16.52 percent,                     NET ASSET VALUE: $11.94
respectively, as of March 31. During the period, energy was the          TICKER SYMBOL: NOMIX
best performing sector within the Index, returning 34.66 percent.        DIVIDEND SCHEDULE: Annually
Telecommunications services was the worst performing sector, returning -3.32 percent.
                                                                         TOTAL RETURN PERIOD ENDED 3/31/06
During the period there were 30 additions and deletions within           ----------------------------------------------------
the Index. The Index's regular quarterly share rebalances
occurred in March, June, September and December. In March 2004,          ONE YEAR              21.23%
Standard & Poor's announced the U.S. index series would                  SINCE INCEPTION       20.08%
be shifting to a new market-capitalization methodology. The
implementation of the new methodology occurred in two phases, in         ----------------------------------------------------
March 2005 and September 2005, which coincided with the quarterly rebalances. All changes to the Index were incorporated within the
Fund to maintain proper tracking.                                        Performance quoted represents past performance and
                                                                         does not guarantee future results. Investment return
As designed, the Fund's return closely tracked that of the S&P           and principal value will fluctuate so that shares,
MidCap 400 Index. Going forward, we will continue to follow a            when redeemed, may be worth more or less than their
passive strategy designed to provide returns that approximate            original cost. Current performance may be lower or
those of the Index.                                                      higher than that shown here. Performance data
                                                                         current to the most recent month-end is available at
                                                                         NORTHERNFUNDS.COM.

                                                                         Mid-sized company stocks are generally more volatile
                                                                         than large-company stocks.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Mid Cap Index Fund
---
     S&P MidCap 400 Index

                       (LINE GRAPH)

                          MID CAP INDEX FUND              S&P MIDCAP 400 INDEX
                          ------------------              --------------------
3/22/05                        $10,000                           $10,000
3/31/06                        $12,062                           $11,858

                                                The S&P MidCap 400 Index is an
                                                unmanaged index consisting of
                                                400 mid cap stocks.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



                       NORTHERN FUNDS ANNUAL REPORT    3      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

SMALL CAP INDEX FUND

Small-capitalization stocks, as represented by the Russell 2000          FUND MANAGER
Index, the Fund's benchmark, returned 25.85 percent during the                   CHAD M. RAKVIN
12-month period ended March 31, 2006. Small-capitalization stocks                With Northern Trust
outperformed both mid-capitalization stocks -- as measured by the                since 2004
S&P MidCap 400 Index -- which returned 21.62 percent for the year, and large-capitalization stocks -- as measured by the S&P
500 Index -- which returned 11.73 percent. As designed, the              (PHOTO)
portfolio's performance closely tracked that of the Russell 2000         FUND STATISTICS
Index, returning 25.51 percent, with differences in returns
driven by transaction costs and fund expenses.
                                                                         INCEPTION DATE: September 3, 1999
As of March 31, 2006, the market capitalization of companies in          TOTAL NET ASSETS: $505 million
the Russell 2000 Index ranged from $9.1 million to $5.4 billion.         NET ASSET VALUE: $11.98
The median company size was $486.1 million while the average             TICKER SYMBOL: NSIDX
company size was $681.3 million. The total market capitalization         3-YEAR BETA: 1.00
of the Russell 2000 Index was approximately 9.5 percent of the           DIVIDEND SCHEDULE: Annually
Russell 3000 Index market capitalization on March 31. The annual reconstitution of the Russell indices occurred on June 24, 2005.
Following the reconstitution, the financial services sector              AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
continued to be the largest weighting in the Index, representing         ----------------------------------------------------
23.48 percent. Technology had the largest shift in weighting in
light of the reconstitution, with a rebalanced weight of 13.54           ONE YEAR              25.51%
percent, an increase of 2.24 percent.                                    THREE YEAR            28.77%
                                                                         FIVE YEAR             11.83%
                                                                         SINCE INCEPTION        9.63%

                                                                         ----------------------------------------------------

For the period there were 45 initial public offerings, or IPOs,
added at the third quarter of 2005, 24 for the fourth quarter            Performance quoted represents past performance and
2005 rebalance and 27 at the quarterly rebalance on March 31,            does not guarantee future results. Investment return
2006. Appropriate adjustments were made to the portfolio to              and principal value will fluctuate so that shares,
continue to employ the passive strategy designed to provide              when redeemed, may be worth more or less than their
returns that approximate those of the Russell 2000 Index. Going          original cost. Current performance may be lower or
forward, we will continue to follow a passive strategy designed          higher than that shown here. Performance data
to provide returns that approximate those of the benchmark.              current to the most recent month-end is available at
                                                                         NORTHERNFUNDS.COM.

                                                                         Small-company stocks are generally riskier than
                                                                         large-company stocks due to greater volatility and
                                                                         less liquidity.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Small Cap Index Fund
---
     Russell 2000 Index

                       (LINE GRAPH)

                        SMALL CAP INDEX FUND                RUSSELL 2000 INDEX
                        --------------------                ------------------
9/3/99                         $10,000                           $10,000
                               $12,322                           $12,686
                               $10,465                           $10,741
                               $11,823                           $12,243
                               $ 8,573                           $ 8,942
                               $13,926                           $14,650
                               $14,586                           $15,440
3/31/06                        $18,307                           $19,431

                                                The Russell 2000 Index is an
                                                unmanaged index that tracks the
                                                performance of the 2,000
                                                smallest of the 3,000 largest
                                                U.S. companies, based on market
                                                capitalization.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



EQUITY INDEX FUNDS    4      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

STOCK INDEX FUND

Large-capitalization stocks, as represented by the S&P 500 Index,        FUND MANAGER
returned 11.73 percent during the 12 months ended March 31, 2006.                CHAD M. RAKVIN
Large-capitalization stocks underperformed both mid-cap stocks --                With Northern Trust
as measured by the S&P MidCap 400 Index -- which returned 21.62                  since 2004
percent, and small-capitalization stocks -- as measured by the
Russell 2000 Index -- which returned 25.85 percent. The Fund's
11.46 percent return closely tracked the S&P 500 Index, with             (PHOTO)
differences in returns driven by transaction costs and fund              FUND STATISTICS
expenses.

Financials and information technology constituted the Fund's             INCEPTION DATE: October 7, 1996
largest sector positions at 21.04 percent and 15.43 percent,             TOTAL NET ASSETS: $498 million
respectively, as of March 31. During the 12-month period, energy         NET ASSET VALUE: $15.98
was the top-performing sector in the Index, returning 21.83              TICKER SYMBOL: NOSIX
percent, while consumer discretionary was the worst performing           3-YEAR BETA: 1.00
sector, returning 2.24 percent.                                          DIVIDEND SCHEDULE: Quarterly

There were 26 additions and 26 deletions to the Index during the
one-year period ended March 31. The regular quarterly share              AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
rebalances occurred in March, June, September and December. In           ----------------------------------------------------
March 2004, Standard & Poor's announced that the U.S. index
series would be shifting to a new market-capitalization                  ONE YEAR              11.46%
methodology. The implementation of the new methodology occurred          THREE YEAR            16.72%
in two phases, in March 2005 and September 2005, which coincided         FIVE YEAR              3.45%
with the quarterly rebalances. All changes were incorporated             SINCE INCEPTION        7.78%
within the Fund to maintain proper tracking.
                                                                         ----------------------------------------------------
As designed, the Fund's return closely tracked that of the S&P
500 Index. Going forward, we will continue to follow a passive
strategy designed to provide returns that approximate those of           Performance quoted represents past performance and
the benchmark.                                                           does not guarantee future results. Investment return
                                                                         and principal value will fluctuate so that shares,
                                                                         when redeemed, may be worth more or less than their
                                                                         original cost. Current performance may be lower or
                                                                         higher than that shown here. Performance data
                                                                         current to the most recent month-end is available at
                                                                         NORTHERNFUNDS.COM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Stock Index Fund
---
     S&P 500 Index

                       (LINE GRAPH)

                          STOCK INDEX FUND                    S&P 500 INDEX
                          ----------------                    -------------
10/7/96                        $10,000                           $10,000
                               $10,819                           $11,124
                               $15,921                           $16,458
                               $18,749                           $19,498
                               $21,986                           $22,993
                               $17,165                           $18,012
                               $17,105                           $18,059
                               $12,791                           $13,588
                               $17,182                           $18,359
                               $18,247                           $19,587
3/31/06                        $20,338                           $21,884

                                                The S&P 500 Index is the
                                                Standard and Poor's Composite
                                                Index of 500 stocks, a widely
                                                recognized, unmanaged index of
                                                common stock prices.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



                       NORTHERN FUNDS ANNUAL REPORT    5      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                              MARCH 31, 2006

                                                                 INTERNATIONAL
Amounts in thousands,                                               EQUITY           MID CAP           SMALL CAP           STOCK
except per share data                                             INDEX FUND        INDEX FUND        INDEX FUND         INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                              $  957,949        $  307,619        $  367,952         $  359,932
Investments, at value                                             $1,114,908        $  345,079        $  506,901         $  497,655
Cash                                                                   1,184                --               971                 --
Foreign currencies, at fair value (cost $29,790)                      30,102                --                --                 --
Dividend income receivable                                             4,212               193               459                563
Interest income receivable                                                 2                 2                 1                  1
Receivable for foreign tax withheld                                      234                --                --                 --
Receivable for securities sold                                            --             2,378               636              4,262
Receivable for variation margin on futures
   contracts                                                              --                 3                20                 --
Receivable for fund shares sold                                        3,244             1,129               296                159
Receivable from investment adviser                                        50                16                20                 13
Unrealized gain on forward foreign currency
   exchange contracts                                                     58                --                --                 --
Prepaid and other assets                                                   1                 1                 1                  1
Total Assets                                                       1,153,995           348,801           509,305            502,654
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                            --                11                --                 --
Unrealized loss on forward foreign currency
   exchange contracts                                                    275                --                --                 --
Payable for securities purchased                                      17,635             8,308             4,486              4,012
Payable for variation margin on futures
   contracts                                                             148                --                --                 22
Payable for fund shares redeemed                                         177               136               124                 90
Payable to affiliates:
   Investment advisory fees                                               53                13                19                 10
   Co-administration fees                                                 32                 9                14                 14
   Custody and accounting fees                                            14                 7                10                  1
   Transfer agent fees                                                    21                 6                10                  9
Accrued other liabilities                                                 12                12                11                 14
Total Liabilities                                                     18,367             8,502             4,674              4,172
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                        $1,135,628        $  340,299        $  504,631         $  498,482
------------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                     $  967,502        $  299,152        $  364,601         $  386,374
Undistributed net investment income                                    5,600               727             1,700                151
Accumulated undistributed net realized gain
   (loss)                                                              4,958             2,726              (758)           (25,829)
Net unrealized appreciation                                          157,568            37,694           139,088            137,786
Net Assets                                                        $1,135,628        $  340,299        $  504,631         $  498,482
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                                           94,315            28,490            42,137             31,189
NET ASSET VALUE, REDEMPTION AND OFFERING
   PRICE PER SHARE                                                $    12.04        $    11.94        $    11.98         $    15.98
------------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    6      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS
STATEMENTS OF OPERATIONS                FOR THE FISCAL YEAR ENDED MARCH 31, 2006

                                                                       INTERNATIONAL
                                                                         EQUITY            MID CAP        SMALL CAP         STOCK
Amounts in thousands                                                    INDEX FUND        INDEX FUND      INDEX FUND      INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                                        $  15,900(1)       $   2,625       $   5,051       $   8,188
Interest income                                                              995                269             232             283
   Total Investment Income                                                16,895              2,894           5,283           8.471
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                   1,750                427             826             876
Co-administration fees                                                     1,050                320             620             665
Custody and accounting fees                                                  748                237             187             138
Transfer agent fees                                                          700                214             413             444
Registration fees                                                             35                 33              18              21
Printing fees                                                                 23                 23              21              20
Professional fees                                                              7                  7               7               7
Shareholder servicing fees                                                    --                 --               6               8
Trustee fees and expenses                                                      6                  6               6               6
Other                                                                          8                  8              11              12
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                             4,327              1,275           2,115           2,197
   Less voluntary waivers of
     investment advisory fees                                                 --                 --              --            (433)
   Less expenses reimbursed by
     investment adviser                                                   (1,173)              (633)           (665)           (654)
   Less custodian credits                                                     (4)                (1)             (4)             (1)
   Net Expenses                                                            3,150                641           1,446           1,109
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     13,745              2,253           3,837           7,362
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                                               204              3,408          21,743            (603)
   Futures contracts                                                       7,347                163             896             708
   Foreign currency transactions                                          (2,477)                --              --              --
Net change in unrealized appreciation (depreciation) on:
   Investments                                                           160,226             38,079          71,438          41,201
   Futures contracts                                                         561                204             188             133
   Forward foreign currency exchange contracts                              (277)                --              --              --
   Translation of other assets and liabilities denominated in
     foreign currencies                                                      311                 --              --              --
   Net Gains on Investments and Foreign Currency                         165,895             41,854          94,265          41,439
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 179,640          $  44,107       $  98,102       $  48,801
------------------------------------------------------------------------------------------------------------------------------------

(1)   Net of $1,901 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

                       NORTHERN FUNDS ANNUAL REPORT    7      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
STATEMENTS OF CHANGES IN NET ASSETS                      FOR THE FISCAL YEARS OR
                                                          PERIOD ENDED MARCH 31,

                                                INTERNATIONAL
                                                   EQUITY                 MID CAP              SMALL CAP               STOCK
                                                 INDEX FUND              INDEX FUND            INDEX FUND            INDEX FUND
Amounts in thousands                          2006       2005(1)      2006     2005(1)       2006       2005       2006       2005
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                     $    13,745  $    453   $   2,253  $     210   $   3,837  $   2,293  $   7,362  $   5,954
Net realized gains (losses)                     5,074    (1,678)      3,571        (31)     22,639     21,053        105       (781)
Net change in unrealized appreciation
  (depreciation)                              160,821    (3,253)     38,283       (589)     71,626     (6,839)    41,334     17,449
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                   179,640    (4,478)     44,107       (410)     98,102     16,507     48,801     22,622
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets
      resulting from capital transactions     694,147   274,512     196,656    102,496      55,326     (2,320)    65,265    (17,347)
Net Increase (Decrease) in Net Assets
      Resulting from Capital Transactions     694,147   274,512     196,656    102,496      55,326     (2,320)    65,265    (17,347)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                     (5,600)       --      (1,595)        --      (3,000)    (1,200)    (7,336)    (5,850)
From net realized gains                        (2,593)       --        (955)        --      (4,322)        --         --         --
  Total Distributions Paid                     (8,193)       --      (2,550)        --      (7,322)    (1,200)    (7,336)    (5,850)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       865,594   270,034     238,213    102,086     146,106     12,987    106,730       (575)
NET ASSETS:
Beginning of period                           270,034        --     102,086         --     358,525    345,538    391,752    392,327
End of period                             $ 1,135,628  $270,034   $ 340,299  $ 102,086   $ 504,631  $ 358,525  $ 498,482  $ 391,752
------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS)                           $     5,600  $    (68)  $     727  $     210   $   1,700  $   1,257  $     151  $     162
------------------------------------------------------------------------------------------------------------------------------------

(1)   Commenced investment operations on March 22, 2005.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    8      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS               FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31,

                                                                                              INTERNATIONAL   EQUITY INDEX FUND
                                                                                                   2006           2005(4)
-------------------------------------------------------------------------------------------------------------------------------
Selected per share data
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $       9.81    $     10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                                                 0.15           0.02
Net realized and unrealized gains (losses)                                                            2.18          (0.21)
  Total from Investment Operations                                                                    2.33          (0.19)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income (1)                                                                     (0.07)            --
  From net realized gains                                                                            (0.03)            --
     Total Distributions Paid                                                                        (0.10)            --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                $      12.04    $      9.81
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                                                                     23.91%         (1.90)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                                       $  1,135,628    $   270,034
Ratio to average net assets of: (3)
  Expenses, net of reimbursements                                                                     0.45%          0.45%
  Expenses, before reimbursements                                                                     0.62%          0.62%
  Net investment income, net of reimbursements                                                        1.96%          7.58%(5)
  Net investment income, before reimbursements                                                        1.79%          7.41%(5)
Portfolio Turnover Rate                                                                               3.40%          0.00%
-------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)   Annualized for periods less than one year.

(4)   Commenced investment operations on March 22, 2005.

(5) As the Fund commenced investment operations on March 22, 2005, annualized investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

                       NORTHERN FUNDS ANNUAL REPORT    9      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                                                         MID CAP INDEX FUND
                                                                                                    2006                 2005(3)
------------------------------------------------------------------------------------------------------------------------------------
Selected per share data
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $      9.94          $     10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                                                  0.10                 0.02
Net realized and unrealized gains (losses)                                                             2.01                (0.08)
  Total from Investment Operations                                                                     2.11                (0.06)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                                                          (0.07)                  --
  From net realized gains                                                                             (0.04)                  --
     Total Distributions Paid                                                                         (0.11)                  --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                  $     11.94          $      9.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                      21.23%               (0.50)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                                         $   340,299          $   102,086
Ratio to average net assets of: (2)
  Expenses, net of reimbursements                                                                      0.30%                0.30%
  Expenses, before reimbursements                                                                      0.60%                0.63%
  Net investment income, net of reimbursements                                                         1.05%                9.14%(4)
  Net investment income, before reimbursements                                                         0.75%                8.81%(4)
Portfolio Turnover Rate                                                                               18.88%                0.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)   Annualized for periods less than one year.

(3)   Commenced investment operations on March 22, 2005.

(4) As the Fund commenced investment operations on March 22, 2005, annualized investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    10      NORTHERN FUNDS ANNUAL REPORT

                                  FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

                                                                                            SMALL CAP INDEX FUND
Selected per share data                                                2006         2005         2004         2003          2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $     9.71   $     9.30   $     5.75   $     8.00    $     7.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.09         0.06         0.04         0.06          0.04
Net realized and unrealized gains (losses)                                2.36         0.38         3.55        (2.25)         0.87
  Total from Investment Operations                                        2.45         0.44         3.59        (2.19)         0.91
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                             (0.07)       (0.03)       (0.04)       (0.05)        (0.03)
  From net realized gains                                                (0.11)       --           --           (0.01)        (0.01)
     Total Distributions Paid                                            (0.18)       (0.03)       (0.04)       (0.06)        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $    11.98   $     9.71   $     9.30   $     5.75    $     8.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                         25.51%        4.74%       62.44%      (27.49)%       12.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                               $  504,631   $  358,525   $  345,538   $  173,886    $  316,125
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                             0.35%        0.62%        0.65%        0.65%         0.65%
  Expenses, before waivers and reimbursements                             0.51%        0.89%        1.02%        1.10%         1.37%
  Net investment income, net of waivers and reimbursements                0.93%        0.66%        0.58%        0.79%         0.83%
  Net investment income, before waivers and reimbursements                0.77%        0.39%        0.21%        0.34%         0.11%
Portfolio Turnover Rate                                                  22.33%       31.27%       26.94%       51.12%        27.68%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    11      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                         STOCK INDEX FUND
Selected per share data                                             2006          2005         2004          2003           2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $   14.57     $   13.93     $   10.49     $   14.20     $   14.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.25          0.22          0.15          0.14          0.13
Net realized and unrealized gains (losses)                            1.41          0.64          3.44         (3.71)        (0.19)
   Total from Investment Operations                                   1.66          0.86          3.59         (3.57)        (0.06)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.25)        (0.22)        (0.15)        (0.14)        (0.13)
   From net realized gains                                              --            --            --            --         (0.01)
     Total Distributions Paid                                        (0.25)        (0.22)        (0.15)        (0.14)        (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $   15.98     $   14.57     $   13.93     $   10.49     $   14.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                     11.46%         6.20%        34.33%       (25.22)%       (0.35)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                            $ 498,482     $ 391,752     $ 392,327     $ 305,859     $ 494,675
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                        0.25%         0.52%         0.55%         0.55%         0.55%
   Expenses, before waivers and reimbursements                        0.50%         0.79%         0.82%         0.86%         0.91%
   Net investment income, net of waivers and reimbursements           1.66%         1.56%         1.18%         1.19%         0.89%
   Net investment income, before waivers and reimbursements           1.41%         1.29%         0.91%         0.88%         0.53%
Portfolio Turnover Rate                                               4.86%         4.22%         5.33%         6.82%         3.32%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    12      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
INTERNATIONAL EQUITY INDEX FUND

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7%
AUSTRALIA - 4.9%
   Alinta Ltd.                                           23,252          $183
   Alumina Ltd.                                         119,992           632
   Amcor Ltd.                                            87,697           464
   AMP Ltd.                                             191,052         1,186
   Ansell Ltd.                                            5,525            46
   APN News & Media Ltd.                                  9,689            33
   Aristocrat Leisure Ltd.                               29,763           293
   Australia & New Zealand Banking Group Ltd.           180,883         3,428
   Australian Gas Light Co. Ltd.                         48,607           644
   Australian Stock Exchange Ltd.                         9,638           226
   AXA Asia Pacific Holdings Ltd.                        79,201           328
   Babcock & Brown International Pty Ltd.                14,203           188
   BHP Billiton Ltd.                                    352,649         7,025
   Billabong International Ltd.                           7,599            83
   BlueScope Steel Ltd.                                  68,088           349
   Boral Ltd.                                            57,259           365
   Brambles Industries Ltd.                             102,021           786
   Caltex Australia Ltd.                                 12,874           177
   Centro Properties Group                               84,621           392
   CFS Gandel Retail Trust                              173,778           242
   CFS Gandel Retail Trust - New *                        3,855             5
   Challenger Financial Services Group Ltd.               4,771            12
   Coca-Cola Amatil Ltd.                                 55,716           288
   Cochlear Ltd.                                          5,481           209
   Coles Myer Ltd.                                      122,616           937
   Commonwealth Bank of Australia                       127,611         4,133
   Commonwealth Property Office Fund                    175,086           173
   Computershare Ltd.                                    42,121           222
   CSL Ltd.                                              19,154           750
   CSR Ltd.                                              92,111           294
   DB RREEF Trust                                       270,201           284
   DCA Group Ltd.                                        29,930            78
   Downer EDI Ltd.                                       17,111           109
   Foster's Group Ltd.                                  210,559           800
   Futuris Corp. Ltd.                                     8,418            14
   GPT Group                                            195,424           578
   Harvey Norman Holdings Ltd.                           52,028           141
   Iluka Resources Ltd.                                   5,463            31
   ING Industrial Fund                                    7,679            12

                                                          NUMBER        VALUE
                                                        OF SHARES      (000S)
COMMON STOCKS - 96.7% - CONTINUED
AUSTRALIA - 4.9% - (CONTINUED)
   Insurance Australia Group Ltd.                       163,530         $639
   Investa Property Group                               157,629          244
   John Fairfax Holdings Ltd.                            96,145          276
   Leighton Holdings Ltd.                                12,263          156
   Lend Lease Corp. Ltd.                                 38,890          385
   Lion Nathan Ltd.                                      26,090          151
   Macquarie Airports                                    33,978           82
   Macquarie Bank Ltd.                                   23,744        1,097
   Macquarie Communications Infrastructure
     Group                                               31,808          133
   Macquarie Goodman Group                              128,441          457
   Macquarie Infrastructure Group                       237,738          647
   Macquarie Office Trust                                48,984           48
   Mayne Group Ltd.                                      59,734          147
   Mayne Pharma Ltd. *                                   50,185          106
   Mirvac Group                                          84,502          257
   Multiplex Group                                       19,763           43
   National Australia Bank Ltd.                         155,690        4,191
   Newcrest Mining Ltd.                                  36,032          601
   OneSteel Ltd.                                         44,038          130
   Orica Ltd.                                            32,441          538
   Origin Energy Ltd.                                    78,396          410
   Pacific Brands Ltd.                                   15,776           27
   PaperlinX Ltd.                                        10,058           27
   Patrick Corp. Ltd.                                    66,548          383
   Perpetual Trustees Australia Ltd.                      3,974          193
   Publishing & Broadcasting Ltd.                        12,963          161
   Qantas Airways Ltd.                                   93,337          237
   QBE Insurance Group Ltd.                              77,077        1,206
   Rinker Group Ltd.                                     94,727        1,335
   Rio Tinto Ltd.                                        28,919        1,628
   Santos Ltd.                                           60,102          488
   SFE Corp. Ltd.                                        14,139          165
   Sonic Healthcare Ltd.                                 33,298          374
   Stockland                                            126,892          610
   Stockland - New *                                      3,659           17
   Suncorp-Metway Ltd.                                   57,337          797
   TABCORP Holdings Ltd.                                 56,224          622
   Telstra Corp. Ltd.                                   209,682          561
   Toll Holdings Ltd.                                    24,197          227
   Transurban Group                                      85,057          410
   UNiTAB Ltd.                                            4,958           54
   Wesfarmers Ltd.                                       37,899          945

See Notes to the Financial Statements.

                     NORTHERN FUNDS ANNUAL REPORT    13       EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY INDEX FUND (continued)

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
AUSTRALIA - 4.9% - (CONTINUED)
   Westfield Group                                      149,189        $1,826
   Westpac Banking Corp.                                181,674         3,092
   Woodside Petroleum Ltd.                               47,248         1,537
   Woolworths Ltd.                                      114,941         1,548
--------------------------------------------------------------------------------
                                                                       55,348
--------------------------------------------------------------------------------
AUSTRIA - 0.5%
   Andritz A.G.                                             940           137
   Boehler-Uddeholm A.G.                                  1,060           218
   Erste Bank der Oesterreichischen Sparkassen
     A.G.                                                18,300         1,079
   Flughafen Wien A.G.                                      530            42
   IMMOFINANZ Immobilien Anlagen A.G. *                  33,203           345
   Mayr-Melnhof Karton A.G.                                 360            64
   Meinl European Land Ltd. *                            13,990           263
   OMV A.G.                                              16,910         1,132
   Raiffeisen International Bank Holding A.G. *           3,750           320
   RHI A.G. *                                               400            13
   Telekom Austria A.G.                                  36,290           854
   Verbund - Oesterreichische
     Elektrizitaetswirtschafts A.G., Class A                780           347
   Voestalpine A.G.                                       1,980           276
   Wiener Staedtische Allgemeine Versicherung
     A.G.                                                 2,760           171
   Wienerberger A.G.                                      6,050           304
--------------------------------------------------------------------------------
                                                                        5,565
--------------------------------------------------------------------------------
BELGIUM - 1.1%
   AGFA-Gevaert N.V.                                     10,037           191
   Barco N.V.                                               680            58
   Bekaert N.V.                                           1,401           144
   Belgacom S.A.                                         16,110           515
   Cofinimmo                                                374            62
   Colruyt S.A.                                           1,700           255
   Compagnie Maritime Belge S.A.                            703            21
   D'ieteren S.A.                                           143            43
   Delhaize Group                                         7,133           511
   Dexia                                                 54,523         1,408
   Euronav N.V.                                             766            21
   Fortis                                               115,974         4,138
   Groupe Bruxelles Lambert S.A.                          6,907           768
   InBev N.V.                                            18,384           862

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
BELGIUM - 1.1% - (CONTINUED)
   KBC Groupe N.V.                                       18,151        $1,949
   Mobistar S.A.                                          2,814           204
   Omega Pharma S.A.                                      2,138           131
   Solvay S.A., Class A                                   6,315           729
   UCB S.A.                                               8,664           426
   Umicore                                                2,511           348
--------------------------------------------------------------------------------
                                                                       12,784
--------------------------------------------------------------------------------
BERMUDA - 0.0%
   Frontline Ltd.                                         4,950          165
   Ship Finance International                                 1            -
--------------------------------------------------------------------------------
                                                                         165
--------------------------------------------------------------------------------
DENMARK - 0.7%
   A.P. Moller - Maersk A/S                                 122         1,047
   Bang & Olufsen A/S, Class B                            1,176           136
   Carlsberg A/S, Class B                                 3,800           248
   Coloplast A/S, Class B                                 2,619           197
   D/S Torm A/S                                             550            26
   Danisco A/S                                            4,976           403
   Danske Bank A/S                                       44,573         1,651
   DSV A/S                                                1,984           264
   East Asiatic Co. Ltd. A/S                              1,740            71
   FLSmidth & Co. A/S, Class B                            1,373            55
   GN Store Nord A/S                                     21,514           296
   H. Lundbeck A/S                                        4,702           103
   NKT Holding A/S                                        1,907           121
   Novo-Nordisk A/S, Class B                             24,253         1,506
   Novozymes A/S, Class B                                 4,833           328
   Topdanmark A/S *                                       1,795           224
   TrygVesta A/S                                          2,484           145
   Vestas Wind Systems A/S *                             16,799           419
   William Demant Holding *                               2,581           171
--------------------------------------------------------------------------------
                                                                        7,411
--------------------------------------------------------------------------------
FINLAND - 1.5%
   Amer Sports OYJ                                        4,750            97
   Cargotec Corp., Class B                                3,520           144
   Elisa OYJ, Class A                                    17,150           341
   Fortum OYJ                                            44,200         1,114
   KCI Konecranes OYJ                                     1,000            17
   Kesko OYJ, Class B                                     6,800           212
   Kone OYJ, Class B                                      7,540           310
   Metso OYJ                                             11,100           428
   Neste Oil OYJ                                         12,450           428

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    14      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
FINLAND - 1.5% - (CONTINUED)
   Nokia OYJ                                            415,950        $8,620
   Nokian Renkaat OYJ                                     7,670           135
   OKO Bank, Class A                                      6,600           107
   Orion OYJ, Class B                                     8,600           207
   Outokumpu OYJ                                          7,200           146
   Rautaruukki OYJ                                        8,800           325
   Sampo OYJ, Class A                                    39,300           827
   Stora Enso OYJ (Registered)                           61,400           944
   TietoEnator OYJ                                        8,300           324
   UPM-Kymmene OYJ                                       53,100         1,254
   Uponor OYJ                                             5,900           154
   Wartsila OYJ, Class B                                  6,200           230
   YIT OYJ                                               12,400           336
--------------------------------------------------------------------------------
                                                                       16,700
--------------------------------------------------------------------------------
FRANCE - 9.0%
   Accor S.A.                                            19,688         1,132
   Air France-KLM                                        11,744           276
   Air Liquide                                           10,783         2,245
   Alcatel S.A. *                                       124,066         1,913
   Alstom RGPT *                                         10,914           911
   Atos Origin *                                          6,610           490
   Autoroutes du Sud de la France                         5,655           350
   AXA S.A.                                             148,113         5,181
   BNP Paribas                                           74,898         6,953
   BNP Paribas - New *                                    7,006           629
   Bouygues                                              18,041           956
   Business Objects S.A. *                                4,960           180
   Cap Gemini S.A. *                                     12,785           694
   Carrefour S.A.                                        56,045         2,977
   Casino Guichard Perrachon S.A.                         3,218           225
   Cie de Saint-Gobain                                   30,747         2,146
   Cie Generale d'Optique Essilor International S.A.      9,527           849
   CNP Assurances                                         3,345           337
   Credit Agricole S.A.                                  59,029         2,293
   Dassault Systems S.A.                                  5,540           317
   France Telecom S.A.                                  167,990         3,776
   Gaz de France *                                       18,544           669
   Gecina S.A.                                              620            82
   Groupe Danone                                         23,465         2,870
   Hermes International                                   2,274           575
   Imerys S.A.                                            2,360           199

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
FRANCE - 9.0% - (CONTINUED)
   Klepierre                                              2,276          $284
   L'Oreal S.A.                                          29,492         2,595
   Lafarge S.A.                                          17,406         1,968
   Lagardere S.C.A.                                      12,167           948
   LVMH Moet Hennessy Louis Vuitton S.A.                 24,205         2,370
   Michelin Compagnie Generale des
     Establissements, Class B                            14,472           908
   Neopost S.A.                                           2,820           307
   PagesJaunes S.A.                                      11,121           312
   Pernod-Ricard S.A.                                     7,529         1,443
   Peugeot S.A.                                          15,498           975
   PPR S.A.                                               6,720           810
   Publicis Groupe                                       14,254           555
   Renault S.A.                                          18,357         1,949
   Safran S.A.                                           16,257           412
   Sanofi-Aventis                                       103,210         9,823
   Schneider Electric S.A.                               22,355         2,413
   SCOR                                                  61,507           157
   Societe BIC S.A.                                       2,471           166
   Societe Des Autoroutes Paris-Rhin-Rhone                3,245           240
   Societe Generale                                      34,852         5,236
   Societe Television Francaise 1                        10,294           312
   Sodexho Alliance S.A.                                  9,032           428
   Suez S.A.                                             99,175         3,913
   Suez S.A. (Strip VVPR) *                               8,460             -
   Technip S.A.                                           8,469           575
   Thales S.A.                                            8,048           358
   Thomson (EX-TMM)                                      23,897           472
   Total S.A.                                            54,560        14,385
   Unibail                                                4,526           817
   Valeo S.A.                                             5,192           217
   Veolia Environment                                    34,113         1,894
   Vinci S.A.                                            16,841         1,658
   Vivendi Universal S.A.                               114,248         3,912
   Zodiac S.A.                                            2,141           139
--------------------------------------------------------------------------------
                                                                      102,176
--------------------------------------------------------------------------------
GERMANY - 6.6%
   Adidas-Salomon A.G.                                    5,065         1,001
   Allianz A.G. (Registered)                             38,048         6,352
   Altana A.G.                                            7,054           436
   BASF A.G.                                             53,068         4,163

See Notes to the Financial Statements.

                     NORTHERN FUNDS ANNUAL REPORT    15       EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY INDEX FUND (continued)

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
GERMANY - 6.6% - (CONTINUED)
   Bayer A.G.                                            65,114        $2,602
   Beiersdorf A.G.                                        1,545           223
   Celesio A.G.                                           3,883           368
   Commerzbank A.G.                                      58,828         2,342
   Continental A.G.                                      12,976         1,428
   DaimlerChrysler A.G. (Registered)                     89,990         5,165
   Deutsche Bank A.G. (Registered)                       48,695         5,551
   Deutsche Boerse A.G.                                  10,048         1,448
   Deutsche Lufthansa A.G. (Registered)                  22,556           403
   Deutsche Post A.G. (Registered)                       70,192         1,760
   Deutsche Postbank A.G.                                 5,433           394
   Deutsche Telekom A.G. (Registered)                   269,507         4,543
   Douglas Holding A.G.                                   3,425           161
   E.ON A.G.                                             61,415         6,750
   Epcos A.G. *                                           2,864            38
   Fresenius Medical Care A.G. & Co. KGaA                 6,338           757
   Heidelberger Druckmaschinen                            3,836           169
   Hochtief A.G.                                          6,083           344
   Hypo Real Estate Holding A.G.                         13,242           905
   Infineon Technologies A.G. *                          64,751           666
   IVG Immobilien A.G.                                    5,842           176
   KarstadtQuelle A.G. *                                  4,721           111
   Linde A.G.                                             7,942           690
   MAN A.G.                                              14,092           977
   Merck KGaA *                                           4,834           460
   Metro A.G.                                            14,664           750
   MLP A.G.                                               3,924            96
   Muenchener Rueckversicherungs A.G.
     (Registered)                                        19,339         2,741
   Premiere A.G. *                                        4,509            80
   Puma A.G. Rudolf Dassler Sport *                       1,192           451
   RWE A.G.                                              41,425         3,601
   SAP A.G.                                              21,869         4,752
   Schering A.G.                                         16,291         1,695
   Siemens A.G. (Registered)                             79,047         7,373
   Suedzucker A.G.                                        5,588           144
   ThyssenKrupp A.G.                                     36,179         1,045
   TUI A.G.                                              22,686           445
   Volkswagen A.G.                                       17,482         1,319

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
GERMANY - 6.6% - (CONTINUED)
   Wincor Nixdorf A.G.                                    1,557          $196
--------------------------------------------------------------------------------
                                                                       75,071
--------------------------------------------------------------------------------
GREECE - 0.6%
   Alpha Bank A.E.                                       28,083         1,037
   Coca Cola Hellenic Bottling Co. S.A.                  10,630           330
   Cosmote Mobile Communications S.A.                    13,230           306
   EFG Eurobank Ergasias S.A.                            18,890           728
   Emporiki Bank of Greece S.A. *                         7,422           248
   Folli-Follie S.A. (Registered)                           320             9
   Germanos S.A.                                          6,310           134
   Hellenic Duty Free Shops S.A.                            390             8
   Hellenic Exchanges S.A.                                2,050            32
   Hellenic Petroleum S.A.                               10,780           154
   Hellenic Technodomiki Tev S.A.                        11,310            97
   Hellenic Telecommunications Organization S.A. *       30,680           676
   Hyatt Regency S.A.                                     2,000            27
   Intracom S.A. (Registered)                             8,080            58
   National Bank of Greece S.A.                          27,290         1,291
   OPAP S.A.                                             22,790           871
   Piraeus Bank S.A.                                     16,520           501
   Public Power Corp.                                     9,910           233
   Technical Olympic S.A.                                 5,810            35
   Titan Cement Co. S.A.                                  5,920           283
   Viohalco                                              10,450           105
--------------------------------------------------------------------------------
                                                                        7,163
--------------------------------------------------------------------------------
HONG KONG - 1.6%
   ASM Pacific Technology                                18,000           107
   Bank of East Asia Ltd.                               144,400           522
   BOC Hong Kong Holdings Ltd.                          371,000           746
   Cathay Pacific Airways Ltd.                           97,000           170
   Cheung Kong Holdings Ltd.                            151,000         1,596
   Cheung Kong Infrastructure Holdings Ltd.              45,000           143
   CLP Holdings Ltd.                                    184,000         1,073
   Esprit Holdings Ltd.                                 100,000           778
   Giordano International Ltd.                           46,000            25
   Hang Lung Properties Ltd.                            205,000           388
   Hang Seng Bank Ltd.                                   77,900         1,003
   Henderson Land Development                            72,000           398
   Hong Kong & China Gas Co. Ltd.                       357,000           861

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    16      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
HONG KONG - 1.6% - (CONTINUED)
   Hong Kong Electric Holdings Ltd.                     135,000          $634
   Hong Kong Exchanges and Clearing Ltd.                108,000           650
   Hopewell Holdings Ltd.                                64,000           186
   Hutchison Telecommunications
     International Ltd. *                               143,000           244
   Hutchison Whampoa Ltd.                               211,000         1,929
   Hysan Development Co. Ltd.                            50,140           142
   Johnson Electric Holdings Ltd.                       157,000           146
   Kerry Properties Ltd.                                 11,000            40
   Kingboard Chemicals Holdings Ltd.                     57,000           172
   Li & Fung Ltd.                                       188,000           423
   Link REIT (The) *                                    220,000           476
   MTR Corp.                                            138,000           311
   New World Development Ltd.                           243,844           425
   Noble Group Ltd.                                     122,000            93
   Orient Overseas International Ltd.                     4,200            14
   PCCW Ltd.                                            414,000           269
   Shangri-La Asia Ltd.                                 114,000           184
   Sino Land Co.                                        151,824           218
   Solomon Systech International Ltd.                    70,000            34
   Sun Hung Kai Properties Ltd.                         133,000         1,347
   Swire Pacific Ltd., Class A                           95,000           930
   Techtronic Industries Co.                            117,000           210
   Television Broadcasts Ltd.                            28,000           158
   Wharf Holdings Ltd.                                  123,000           450
   Wing Hang Bank Ltd.                                   11,000            92
   Yue Yuen Industrial Holdings                          46,000           135
--------------------------------------------------------------------------------
                                                                       17,722
--------------------------------------------------------------------------------
IRELAND - 0.8%
   Allied Irish Banks PLC                                86,523         2,058
   Bank of Ireland                                       97,086         1,806
   C&C Group PLC                                         28,408           193
   CRH PLC                                               53,374         1,861
   DCC PLC                                                8,088           188
   Depfa Bank PLC                                        35,559           633
   Eircom Group PLC                                      85,085           220
   Elan Corp. PLC *                                      44,547           643
   Fyffes PLC                                            13,344            36
   Grafton Group PLC *                                   21,689           285
   Greencore Group PLC                                    3,313            16

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
IRELAND - 0.8% - (CONTINUED)
   Iaws Group PLC                                        10,834          $188
   Independent News & Media PLC                          58,946           190
   Irish Life & Permanent PLC                            28,212           677
   Kerry Group PLC, Class A                              13,043           313
   Kingspan Group PLC                                    11,567           177
   Paddy Power PLC                                        1,666            27
   Ryanair Holdings PLC ADR *                             2,685           147
--------------------------------------------------------------------------------
                                                                        9,658
--------------------------------------------------------------------------------
ITALY - 3.7%
   Alleanza Assicurazioni S.p.A.                         43,939           522
   Arnoldo Mondadori Editore S.p.A.                      11,855           116
   Assicurazioni Generali S.p.A.                         94,390         3,554
   Autogrill S.p.A.                                      11,418           169
   Autostrade S.p.A.                                     28,760           711
   Banca Antonveneta S.p.A.                               6,725           216
   Banca Fideuram S.p.A.                                 27,736           159
   Banca Intesa S.p.A.                                  386,111         2,305
   Banca Intesa S.p.A. - RNC                             93,390           528
   Banca Monte dei Paschi di Siena S.p.A.               104,651           589
   Banca Nazionale del Lavoro S.p.A. (BNL) *             92,434           327
   Banca Popolare di Milano Scpa                         37,805           446
   Banche Popolari Unite Scrl                            33,650           816
   Banco Popolare di Verona e Novara Scrl                36,554           966
   Benetton Group S.p.A.                                  3,286            49
   Bulgari S.p.A.                                        14,658           176
   Capitalia S.p.A.                                     170,307         1,415
   Enel S.p.A.                                          429,432         3,632
   ENI S.p.A.                                           257,313         7,328
   Fiat S.p.A. *                                         56,678           716
   Finmeccanica S.p.A.                                   30,388           690
   Gruppo Editoriale L'Espresso S.p.A.                    6,978            36
   Italcementi S.p.A.                                     5,345           128
   Lottomatica S.p.A. *                                   2,029            86
   Luxottica Group S.p.A.                                13,398           368
   Mediaset S.p.A.                                       75,925           893
   Mediobanca S.p.A.                                     47,990         1,029
   Mediolanum S.p.A.                                     26,828           212
   Pirelli & C. S.p.A.                                  284,035           271

See Notes to the Financial Statements.

                     NORTHERN FUNDS ANNUAL REPORT    17       EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY INDEX FUND (continued)

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
ITALY - 3.7% - (CONTINUED)
   Sanpaolo IMI S.p.A.                                  111,775        $1,994
   Seat Pagine Gialle S.p.A. *                          403,501           193
   Snam Rete Gas S.p.A.                                  94,707           418
   Telecom Italia Media S.p.A. *                         91,155            49
   Telecom Italia S.p.A.                              1,056,636         3,086
   Telecom Italia S.p.A. - RNC                          601,620         1,600
   Terna S.p.A.                                         120,643           317
   Tiscali S.p.A. *                                      14,246            46
   UniCredito Italiano S.p.A. (Milan Exchange)          770,040         5,555
--------------------------------------------------------------------------------
                                                                       41,711
--------------------------------------------------------------------------------
JAPAN - 24.6%
   77 Bank (The) Ltd.                                    18,000           139
   Acom Co. Ltd.                                          7,500           441
   Aderans Co. Ltd.                                       2,400            71
   Advantest Corp.                                        7,600           902
   Aeon Co. Ltd.                                         65,000         1,578
   Aeon Credit Service Co. Ltd.                           9,100           275
   Aiful Corp.                                            6,600           436
   Aisin Seiki Co Ltd.                                   19,000           740
   Ajinomoto Co., Inc.                                   60,000           641
   Alfresa Holdings Corp.                                 2,000           122
   All Nippon Airways Co. Ltd.                           62,000           226
   Alps Electric Co. Ltd.                                18,600           300
   Amada Co. Ltd.                                        34,000           371
   Amano Corp.                                            3,500            61
   Aoyama Trading Co. Ltd.                                5,800           192
   Asahi Breweries Ltd.                                  37,000           524
   Asahi Glass Co. Ltd.                                 100,000         1,496
   Asahi Kasei Corp.                                    124,000           885
   Asatsu-DK, Inc.                                        3,200           112
   Astellas Pharma, Inc.                                 53,600         2,037
   Autobacs Seven Co. Ltd.                                2,400           120
   Bank of Fukuoka (The) Ltd.                            56,000           472
   Bank of Kyoto Ltd. (The)                              24,000           289
   Bank of Yokohama (The) Ltd.                          120,000           984
   Benesse Corp.                                          6,600           236
   Bridgestone Corp.                                     66,000         1,378
   Canon, Inc.                                           74,600         4,930
   Canon Marketing Japan, Inc.                            8,000           172
   Casio Computer Co. Ltd.                               23,000           410
   Central Glass Co. Ltd.                                12,000            69

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
JAPAN - 24.6% - (CONTINUED)
   Central Japan Railway Co.                                156        $1,538
   Chiba Bank (The) Ltd.                                 73,000           650
   Chiyoda Corp.                                         15,000           350
   Chubu Electric Power Co., Inc.                        58,500         1,467
   Chugai Pharmaceutical Co. Ltd.                        29,000           526
   Circle K Sunkus Co. Ltd.                               2,000            48
   Citizen Watch Co. Ltd.                                35,000           329
   Coca-Cola West Japan Co. Ltd.                          4,200           100
   COMSYS Holdings Corp.                                 13,000           186
   Credit Saison Co. Ltd.                                16,300           899
   CSK Holdings Corp.                                     6,600           328
   Dai Nippon Printing Co. Ltd.                          63,000         1,141
   Daicel Chemical Industries Ltd.                       29,000           244
   Daido Steel Co. Ltd.                                  35,000           356
   Daiichi Sankyo Co. Ltd.                               65,700         1,498
   Daikin Industries Ltd.                                24,000           839
   Daimaru (The), Inc.                                   22,000           324
   Dainippon Ink & Chemicals, Inc.                       65,000           242
   Dainippon Screen Manufacturing Co. Ltd.               21,000           223
   Daito Trust Construction Co. Ltd.                      7,800           407
   Daiwa House Industry Co. Ltd.                         50,000           869
   Daiwa Securities Group, Inc.                         125,000         1,679
   Denki Kagaku Kogyo K.K.                               48,000           215
   Denso Corp.                                           52,400         2,072
   Dentsu, Inc.                                             178           646
   Dowa Mining Co. Ltd.                                  27,000           323
   E*Trade Securities Co. Ltd.                              111           256
   eAccess Ltd.                                              14            11
   East Japan Railway Co.                                   335         2,483
   Ebara Corp.                                           30,000           189
   Eisai Co. Ltd.                                        26,000         1,134
   Electric Power Development Co.                        15,400           488
   Elpida Memory, Inc. *                                  3,000           108
   FamilyMart Co. Ltd.                                    6,400           201
   Fanuc Ltd.                                            17,800         1,714
   Fast Retailing Co. Ltd.                                5,500           538
   Fuji Electric Co. Ltd.                                51,000           278
   Fuji Photo Film Co. Ltd.                              49,000         1,637
   Fuji Soft ABC, Inc.                                    1,900            57
   Fuji Television Network, Inc.                             59           147
   Fujikura Ltd.                                         34,000           386
   Fujitsu Ltd.                                         175,000         1,478

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    18      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
JAPAN - 24.6% - (CONTINUED)
   Furukawa Electric (The) Co. Ltd.                      65,000          $540
   Glory Ltd.                                             6,000           130
   Goodwill Group (The), Inc.                                33            31
   Gunma Bank (The) Ltd.                                 37,000           280
   Hakuhodo DY Holdings, Inc.                             2,500           209
   Hikari Tsushin, Inc.                                   2,200           153
   Hino Motors Ltd.                                      25,000           157
   Hirose Electric Co. Ltd.                               2,900           408
   Hitachi Chemical Co. Ltd.                             10,800           310
   Hitachi Construction Machinery Co. Ltd.               10,000           264
   Hitachi Ltd.                                         316,000         2,237
   Hokkaido Electric Power Co., Inc.                     16,600           356
   Hokugin Financial Group, Inc.                        109,000           479
   Honda Motor Co. Ltd.                                  78,000         4,832
   House Foods Corp.                                      9,000           148
   Hoya Corp.                                            42,300         1,709
   Ibiden Co. Ltd.                                       13,500           683
   Index Corp.                                              114           241
   INPEX Corp.                                               38           322
   Isetan Co. Ltd.                                       19,000           414
   Ishikawajima-Harima Heavy Industries Co. Ltd.        117,000           371
   Ito En Ltd.                                            6,200           217
   Itochu Corp.                                         150,000         1,290
   Itochu Techno-Science Corp.                            2,700           107
   Jafco Co. Ltd. *                                       3,200           242
   Japan Airlines Corp. *                                66,000           173
   Japan Prime Realty Investment Corp.                       20            61
   Japan Real Estate Investment Corp.                        34           295
   Japan Retail Fund Investment Corp.                        27           211
   Japan Tobacco, Inc.                                      450         1,582
   JFE Holdings, Inc.                                    55,000         2,221
   JGC Corp.                                             22,000           433
   Joyo Bank (The) Ltd.                                  71,000           500
   JS Group Corp.                                        28,000           602
   JSR Corp.                                             18,000           536
   JTEKT Corp.                                           19,900           398
   Kajima Corp.                                          89,000           556
   Kamigumi Co. Ltd.                                     26,000           207
   Kaneka Corp.                                          29,000           348

                                                          NUMBER        VALUE
                                                        OF SHARES       (000S)
COMMON STOCKS - 96.7% - CONTINUED
JAPAN - 24.6% - (CONTINUED)
   Kansai Electric Power Co., Inc.                       76,300        $1,696
   Kansai Paint Co. Ltd.                                 24,000           220
   Kao Corp.                                             52,000         1,368
   Kawasaki Heavy Industries Ltd.                       128,000           450
   Kawasaki Kisen Kaisha Ltd.                            51,000           301
   KDDI Corp.                                               242         1,297
   Keihin Electric Express Railway Co. Ltd.              47,000           386
   Keio Corp.                                            58,000           383
   Keisei Electric Railway Co. Ltd.                      16,000           110
   Keyence Corp.                                          3,500           909
   Kikkoman Corp.                                        15,000           169
   Kinden Corp.                                          10,000            91
   Kintetsu Corp.                                       151,000           589
   Kirin Brewery Co. Ltd.                                79,000         1,076
   Kobe Steel Ltd.                                      269,000         1,022
   Kokuyo Co. Ltd.                                        8,000           121
   Komatsu Ltd.                                          89,000         1,699
   Komori Corp.                                           1,000            23
   Konami Corp.                                           9,500           239
   Konica Minolta Holdings, Inc. *                       42,500           543
   Kose Corp.                                             2,860           108
   Kubota Corp.                                         105,000         1,134
   Kuraray Co. Ltd.                                      38,000           447
   Kurita Water Industries Ltd.                          11,000           236
   Kyocera Corp.                                         16,200         1,428
   Kyowa Hakko Kogyo Co. Ltd.                            34,000           249
   Kyushu Electric Power Co., Inc.                       37,700           851
   Lawson, Inc.                                           5,900           222
   Leopalace21 Corp.                                     12,000           451
   Mabuchi Motor Co. Ltd.                                 2,200           113
   Makita Corp.                                          11,700           361
   Marubeni Corp.                                       137,000           718
   Marui Co. Ltd.                                        32,000           633
   Matsui Securities Co. Ltd. *                           3,800            53
   Matsumotokiyoshi Co. Ltd.                              2,800            80
   Matsushita Electric Industrial Co. Ltd.              205,000         4,544
   Matsushita Electric Works Ltd.                        35,000           421
   MEDICEO Paltac Holdings Co. Ltd.                      15,800           256
   Meiji Dairies Corp.                                   24,000           140
   Meiji Seika Kaisha Ltd.                               32,000           163

See Notes to the Financial Statements.

                     NORTHERN FUNDS ANNUAL REPORT    19       EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
JAPAN - 24.6% - (CONTINUED)
   Meitec Corp.                                           3,200           $105
   Millea Holdings, Inc.                                    145          2,863
   Minebea Co. Ltd.                                      35,000            242
   Mitsubishi Chemical Corp.                            119,500            738
   Mitsubishi Corp.                                     132,000          3,008
   Mitsubishi Electric Corp.                            192,000          1,631
   Mitsubishi Estate Co. Ltd.                           109,000          2,589
   Mitsubishi Gas Chemical Co.                           39,000            475
   Mitsubishi Heavy Industries Ltd.                     302,000          1,438
   Mitsubishi Logistics Corp.                             3,000             48
   Mitsubishi Materials Corp.                            99,000            530
   Mitsubishi Rayon Co. Ltd.                             57,000            467
   Mitsubishi UFJ Financial Group, Inc.                     838         12,769
   Mitsubishi UFJ Securities Co. Ltd. *                  30,000            482
   Mitsui & Co. Ltd.                                    153,000          2,214
   Mitsui Chemicals, Inc.                                66,000            487
   Mitsui Engineering & Shipbuilding Co. Ltd. *          72,000            234
   Mitsui Fudosan Co. Ltd.                               78,000          1,792
   Mitsui Mining & Smelting Co. Ltd.                     57,000            399
   Mitsui O.S.K. Lines Ltd.                             110,000            745
   Mitsui Sumitomo Insurance Co. Ltd.                   117,000          1,593
   Mitsui Trust Holding, Inc.                            55,000            805
   Mitsukoshi Ltd.                                       43,000            276
   Mizuho Financial Group, Inc.                             947          7,755
   Murata Manufacturing Co. Ltd.                         20,200          1,369
   Namco Bandai Holdings, Inc.                           21,000            288
   NEC Corp.                                            191,000          1,344
   NEC Electronics Corp. *                                2,800            114
   NET One Systems Co. Ltd.                                  50            103
   NGK Insulators Ltd.                                   28,000            412
   NGK Spark Plug Co. Ltd.                               19,000            444
   NHK Spring Co. Ltd.                                   15,000            190
   Nichirei Corp.                                        24,000            117
   Nidec Corp.                                           10,300            844
   Nikko Cordial Corp.                                   82,500          1,367
   Nikon Corp.                                           28,000            502
   Nintendo Co. Ltd.                                      9,900          1,481
   Nippon Building Fund, Inc.                                45            417
   Nippon Electric Glass Co. Ltd.                        19,000            473

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
JAPAN - 24.6% - (CONTINUED)
   Nippon Express Co. Ltd.                               83,000           $471
   Nippon Meat Packers, Inc.                             17,000            178
   Nippon Mining Holdings, Inc.                          78,000            659
   Nippon Oil Corp.                                     125,000            981
   Nippon Paper Group, Inc.                                  99            428
   Nippon Sheet Glass Co. Ltd.                           38,000            212
   Nippon Shokubai Co. Ltd.                               1,000             12
   Nippon Steel Corp. *                                 604,000          2,342
   Nippon Telegraph & Telephone Corp.                       512          2,205
   Nippon Yusen Kabushiki Kaisha                        103,000            630
   Nishi-Nippon City Bank (The) Ltd.                     43,000            235
   Nissan Chemical Industries Ltd.                       16,000            272
   Nissan Motor Co. Ltd.                                223,000          2,652
   Nisshin Seifun Group, Inc.                            19,000            194
   Nisshin Steel Co. Ltd.                                87,000            302
   Nisshinbo Industries, Inc.                            15,000            168
   Nissin Food Products Co. Ltd.                          9,000            279
   Nitori Co. Ltd.                                        3,700            192
   Nitto Denko Corp.                                     16,400          1,393
   NOK Corp.                                             10,400            280
   Nomura Holdings, Inc.                                175,200          3,912
   Nomura Real Estate Office Fund, Inc.                      18            153
   Nomura Research Institute Ltd.                         2,500            306
   NSK Ltd.                                              44,000            382
   NTN Corp.                                             39,000            309
   NTT Data Corp.                                           129            621
   NTT DoCoMo, Inc.                                       1,680          2,482
   NTT Urban Development Corp.                               12            104
   Obayashi Corp.                                        64,000            521
   Obic Co. Ltd.                                            700            148
   Odakyu Electric Railway Co. Ltd.                      63,000            390
   OJI Paper Co. Ltd.                                    82,000            505
   Oki Electric Industry Co. Ltd.                        50,000            159
   Okumura Corp.                                         13,000             72
   Olympus Corp.                                         24,000            704
   Omron Corp.                                           21,800            626
   Onward Kashiyama Co. Ltd.                             14,000            248
   Oracle Corp. Japan                                     3,200            160
   Oriental Land Co. Ltd.                                 4,900            284
   ORIX Corp.                                             8,300          2,574
   Osaka Gas Co. Ltd.                                   202,000            735


See Notes to the Financial Statements.

EQUITY INDEX FUNDS    20      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
JAPAN - 24.6% - (CONTINUED)
   Pioneer Corp.                                         15,500  $         251
   Promise Co. Ltd.                                       9,100            551
   QP Corp.                                               3,000             30
   Rakuten, Inc.                                            651            592
   Resona Holdings, Inc. *                                  452          1,557
   Ricoh Co. Ltd.                                        67,000          1,310
   Rohm Co. Ltd.                                         10,700          1,126
   Ryohin Keikaku Co. Ltd.                                2,300            193
   Sanken Electric Co. Ltd.                              10,000            171
   Sankyo Co. Ltd.                                        5,000            343
   Santen Pharmaceutical Co. Ltd.                         5,000            121
   Sanwa Shutter Corp.                                    8,000             52
   Sanyo Electric Co. Ltd.                              165,000            454
   Sapporo Holdings Ltd.                                 31,000            162
   SBI Holdings, Inc.                                       754            427
   Secom Co. Ltd.                                        21,000          1,076
   Sega Sammy Holdings, Inc.                             14,600            593
   Seiko Epson Corp.                                     10,800            298
   Seino Holdings Corp.                                   9,000             94
   Sekisui Chemical Co. Ltd.                             48,000            407
   Sekisui House Ltd.                                    55,000            821
   Seven & I Holdings Co. Ltd.                           79,500          3,150
   SFCG Co., Ltd.                                           330             75
   Sharp Corp.                                           94,000          1,667
   Shimachu Co. Ltd.                                      2,600             82
   Shimamura Co. Ltd.                                     2,000            233
   Shimano, Inc.                                          7,700            232
   Shimizu Corp.                                         56,000            407
   Shin-Etsu Chemical Co. Ltd.                           38,400          2,086
   Shinko Securities Co. Ltd.                            51,000            283
   Shinsei Bank Ltd.                                     94,000            659
   Shionogi & Co. Ltd.                                   32,000            526
   Shiseido Co. Ltd.                                     36,000            669
   Shizuoka Bank (The) Ltd.                              55,000            554
   Showa Denko K.K.                                     107,000            476
   Showa Shell Sekiyu K.K.                               15,000            170
   Skylark Co. Ltd.                                       6,000            107
   SMC Corp. of Japan                                     5,300            827
   Softbank Corp. *                                      73,000          2,143
   Sojitz Holdings Corp. *                               36,000            213
   Sompo Japan Insurance, Inc.                           84,000          1,222
   Sony Corp.                                            99,000          4,567

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
JAPAN - 24.6% - (CONTINUED)
   Stanley Electric Co. Ltd.                             14,900           $318
   Sumco Corp.                                            5,000            269
   Sumitomo Bakelite Co. Ltd.                            15,000            136
   Sumitomo Chemical Co. Ltd.                           149,000          1,215
   Sumitomo Corp.                                       106,000          1,511
   Sumitomo Electric Industries Ltd.                     72,000          1,142
   Sumitomo Heavy Industries Ltd.                        56,000            539
   Sumitomo Metal Industries Ltd.                       405,000          1,739
   Sumitomo Metal Mining Co. Ltd.                        56,000            782
   Sumitomo Mitsui Financial Group, Inc.                    583          6,442
   Sumitomo Realty & Development Co. Ltd.                38,000          1,053
   Sumitomo Rubber Industries, Inc.                      16,700            218
   Sumitomo Trust & Banking (The) Co. Ltd.              125,000          1,448
   Suruga Bank (The) Ltd.                                13,000            176
   Suzuken Co. Ltd.                                       6,500            204
   T&D Holdings, Inc.                                    23,200          1,821
   Taiheiyo Cement Corp.                                 90,000            435
   Taisei Corp.                                          92,000            441
   Taisho Pharmaceutical Co. Ltd.                        14,000            283
   Taiyo Nippon Sanso Corp.                              26,000            192
   Taiyo Yuden Co. Ltd.                                  10,000            159
   Takara Holdings, Inc.                                 19,000            116
   Takashimaya Co. Ltd.                                  29,000            442
   Takeda Pharmaceutical Co. Ltd.                        87,900          5,010
   Takefuji Corp.                                        11,280            709
   Tanabe Seiyaku Co. Ltd.                               23,000            255
   TDK Corp.                                             12,100            911
   Teijin Ltd.                                           83,000            553
   Teikoku Oil Co. Ltd.                                  19,000            229
   Terumo Corp.                                          17,400            572
   THK Co. Ltd.                                          10,000            321
   TIS, Inc.                                              4,100            111
   Tobu Railway Co. Ltd.                                 87,000            458
   Toho Co. Ltd. of Tokyo                                14,000            270
   Tohoku Electric Power Co., Inc.                       41,800            904
   Tokuyama Corp.                                        25,000            424
   Tokyo Broadcasting System, Inc.                        2,000             54
   Tokyo Electric Power Co., Inc.                       113,200          2,824
   Tokyo Electron Ltd.                                   16,300          1,126
   Tokyo Gas Co. Ltd.                                   227,000            994

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    21      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
JAPAN - 24.6% - (CONTINUED)
   Tokyo Steel Manufacturing Co. Ltd.                    11,300           $230
   Tokyo Tatemono Co. Ltd.                               26,000            284
   Tokyu Corp.                                           88,000            593
   Tokyu Land Corp.                                      40,000            358
   TonenGeneral Sekiyu K.K.                              28,000            285
   Toppan Printing Co. Ltd.                              57,000            788
   Toray Industries, Inc.                               133,000          1,090
   Toshiba Corp.                                        287,000          1,669
   Tosoh Corp.                                           51,000            255
   Toto Ltd.                                             29,000            269
   Toyo Seikan Kaisha Ltd.                               16,000            290
   Toyo Suisan Kaisha Ltd.                                9,000            137
   Toyobo Co. Ltd.                                       63,000            195
   Toyota Industries Corp.                               19,800            810
   Toyota Motor Corp.                                   284,300         15,492
   Toyota Tsusho Corp.                                   20,000            542
   Trend Micro, Inc.                                      9,500            334
   Ube Industries Ltd. of Japan                          86,000            254
   Uni-Charm Corp.                                        3,900            192
   UNY Co. Ltd.                                          17,000            272
   Ushio, Inc.                                           11,000            262
   USS Co. Ltd.                                           2,400            164
   Wacoal Holdings Corp.                                  9,000            122
   West Japan Railway Co.                                   173            731
   Yahoo Japan Corp.                                      1,486            908
   Yakult Honsha Co. Ltd.                                11,500            276
   Yamada Denki Co. Ltd.                                  7,900            908
   Yamaha Corp.                                          19,000            336
   Yamaha Motor Co. Ltd.                                 19,000            470
   Yamato Transport Co. Ltd.                             38,000            779
   Yamazaki Baking Co. Ltd.                               5,000             39
   Yaskawa Electric Corp.                                18,000            203
   Yokogawa Electric Corp.                               21,000            374
   Zeon Corp.                                            17,000            219
--------------------------------------------------------------------------------
                                                                       279,309
--------------------------------------------------------------------------------

LUXEMBOURG - 0.2%
   Arcelor                                               50,724          2,000
   Oriflame Cosmetics S.A. SDR                            1,300             43
--------------------------------------------------------------------------------
                                                                         2,043
--------------------------------------------------------------------------------
NETHERLANDS - 5.4%
   ABN AMRO Holding N.V.                                176,803          5,289

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
NETHERLANDS - 5.4% - (CONTINUED)
   Aegon N.V.                                           142,347         $2,629
   Akzo Nobel N.V.                                       27,194          1,443
   ASML Holding N.V. *                                   48,415            984
   Buhrmann N.V.                                          8,610            152
   Corio N.V.                                             3,692            238
   Euronext N.V.                                          8,639            710
   European Aeronautic Defence & Space Co. N.V.          24,548          1,034
   Getronics N.V.                                         8,155             99
   Hagemeyer N.V. *                                      43,389            218
   Heineken N.V.                                         24,972            946
   ING Groep N.V. - CVA                                 185,133          7,299
   James Hardie Industries N.V.                          45,965            312
   Koninklijke Ahold N.V. *                             157,298          1,227
   Koninklijke DSM N.V.                                  14,132            645
   Koninklijke Philips Electronics N.V.                 130,769          4,413
   OCE N.V.                                               5,223             95
   Qiagen N.V. *                                         10,722            158
   Randstad Holdings N.V.                                 4,372            259
   Reed Elsevier N.V.                                    71,231          1,021
   Rodamco Europe N.V.                                    4,599            462
   Royal Dutch Shell PLC, Class A                       389,464         12,169
   Royal Dutch Shell PLC, Class B                       271,067          8,818
   Royal KPN N.V.                                       192,125          2,165
   Royal Numico N.V. *                                   15,969            707
   SBM Offshore N.V.                                      3,138            315
   TNT N.V.                                              41,446          1,432
   Unilever N.V. - CVA                                   56,720          3,933
   Vedior N.V. - CVA                                     17,404            341
   VNU N.V.                                              25,124            817
   Wereldhave N.V.                                        1,703            191
   Wolters Kluwer N.V. - CVA                             27,255            678
--------------------------------------------------------------------------------
                                                                        61,199
--------------------------------------------------------------------------------
NEW ZEALAND - 0.2%
   Auckland International Airport Ltd.                  109,640            138
   Contact Energy Ltd.                                   27,997            134
   Fisher & Paykel Appliances Holdings Ltd.              25,177             66
   Fisher & Paykel Healthcare Corp.                      47,673            122
   Fletcher Building Ltd.                                46,168            253
   Kiwi Income Property Trust                            75,449             60

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    22      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
NEW ZEALAND - 0.2% - (CONTINUED)
   Sky City Entertainment Group Ltd.                     42,933           $141
   Sky City Entertainment Group Ltd., Bonus
     Share                                                1,053              3
   Sky Network Television Ltd.                           18,453             72
   Telecom Corp. of New Zealand Ltd.                    196,986            672
   Tower Ltd. *                                          13,820             22
   Vector Ltd.                                           24,079             42
   Warehouse Group Ltd.                                   3,644              9
   Waste Management NZ Ltd.                               9,309             48
--------------------------------------------------------------------------------
                                                                         1,782
--------------------------------------------------------------------------------
NORWAY - 0.7%
   DnB Nor ASA                                           68,600            924
   Norsk Hydro ASA                                       14,200          1,961
   Norske Skogindustrier ASA                             17,471            295
   Orkla ASA                                             18,950            938
   Petroleum Geo-Services ASA *                           5,450            253
   ProSafe ASA                                            2,800            146
   Schibsted ASA                                          3,850            106
   Statoil ASA                                           65,600          1,870
   Storebrand ASA                                        22,450            250
   Tandberg ASA                                          12,050            109
   Tandberg Television ASA *                              5,850            123
   Telenor ASA                                           78,750            848
   Tomra Systems ASA                                     17,450            139
   Yara International ASA                                21,100            336
--------------------------------------------------------------------------------
                                                                         8,298
--------------------------------------------------------------------------------
PORTUGAL - 0.3%
   Banco BPI S.A. (Registered)                           28,756            205
   Banco Comercial Portugues S.A. (Registered)          201,093            641
   Banco Espirito Santo S.A. (Registered)                 9,947            181
   Brisa-Auto Estradas de Portugal S.A.                  31,288            308
   Cimpor Cimentos de Portugal S.A.                      20,691            138
   Energias de Portugal S.A.                            187,538            736
   Jeronimo Martins                                       1,503             26
   Portugal Telecom SGPS S.A. (Registered)               78,265            952
   PT Multimedia Servicos de Telecomunicacoes
     e Multimedia SGPS S.A.                               8,050             98
   Sonae Industria SGPS S.A. *                            5,252             49
   Sonae SGPS S.A.                                       84,222            138
--------------------------------------------------------------------------------
                                                                         3,472
--------------------------------------------------------------------------------

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
SINGAPORE - 0.8%
   Ascendas Real Estate Investment Trust                 99,200           $133
   CapitaLand Ltd.                                      117,000            351
   CapitaMall Trust                                      89,000            131
   Chartered Semiconductor Manufacturing Ltd. *         115,000            111
   City Developments Ltd.                                49,000            327
   ComfortDelgro Corp. Ltd.                             173,000            180
   Cosco Corp. Singapore Ltd.                            78,000             59
   Creative Technology Ltd.                               4,000             29
   DBS Group Holdings Ltd.                              114,000          1,150
   Fraser and Neave Ltd.                                 17,000            208
   Jardine Cycle & Carriage Ltd.                         12,040             83
   Keppel Corp. Ltd.                                     54,000            461
   Keppel Land Ltd.                                      36,000            110
   Neptune Orient Lines Ltd.                             53,000             72
   Olam International Ltd.                               66,000             70
   Oversea-Chinese Banking Corp.                        245,400          1,017
   Parkway Holdings Ltd.                                 61,000             93
   SembCorp Industries Ltd.                              86,600            187
   SembCorp Marine Ltd.                                  50,000             88
   Singapore Airlines Ltd.                               59,000            510
   Singapore Exchange Ltd.                               74,000            183
   Singapore Post Ltd.                                  138,000            103
   Singapore Press Holdings Ltd.                        163,000            454
   Singapore Technologies Engineering Ltd.              137,000            263
   Singapore Telecommunications Ltd.                    679,000          1,112
   STATS ChipPAC Ltd. *                                 131,000            103
   Suntec Real Estate Investment Trust                  113,000             92
   United Overseas Bank Ltd.                            114,000          1,100
   United Overseas Land Ltd.                             50,700             91
   Venture Corp. Ltd.                                    25,000            198
   Want Want Holdings Ltd.                               50,000             63
   Wing Tai Holdings Ltd.                                12,000             14
--------------------------------------------------------------------------------
                                                                         9,146
--------------------------------------------------------------------------------
SPAIN - 3.6%
   Abertis Infraestructuras S.A.                         22,546            584
   Acciona S.A.                                           2,874            448
   Acerinox S.A.                                         18,591            304
   ACS Actividades Cons y Serv                           25,141            976
   Altadis S.A.                                          27,366          1,226
   Antena 3 de Television S.A.                            8,505            219
   Banco Bilbao Vizcaya Argentaria S.A.                 335,224          6,992

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    23      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
SPAIN - 3.6% - (CONTINUED)
   Banco Popular Espanol S.A.                            83,715         $1,233
   Banco Santander Central Hispano S.A.                 586,703          8,576
   Cintra Concesiones de Infraestructuras de
     Transporte S.A. *                                   21,952            285
   Corp Mapfre S.A.                                      10,496            213
   Ebro Puleva S.A.                                       5,535            101
   Endesa S.A.                                           94,142          3,037
   Fomento de Construcciones y Contratas S.A.             4,529            335
   Gamesa Corp. Tecnologica S.A.                         14,987            288
   Gas Natural SDG S.A.                                  17,866            517
   Grupo Ferrovial S.A.                                   6,075            490
   Iberdrola S.A.                                        80,346          2,589
   Iberia (Lineas Aereas de Espana)                      28,623             79
   Inditex S.A.                                          22,553            868
   Indra Sistemas S.A.                                   13,112            266
   Inmobiliaria Colonial S.A.                             2,624            184
   Metrovacesa S.A.                                       5,636            479
   NH Hoteles S.A.                                        5,015             86
   Promotora de Informaciones S.A. (Prisa)                6,248            115
   Repsol YPF S.A.                                       90,704          2,571
   Sacyr Vallehermoso S.A.                               11,886            405
   Sociedad General de Aguas de Barcelona S.A.,
     Class A                                              2,215             58
   Sociedad General de Aguas de Barcelona S.A. -
     New *                                                   22              1
   Sogecable S.A. *                                       3,399            136
   Telefonica Publicidad e Informacion S.A.              13,933            155
   Telefonica S.A.                                      440,918          6,912
   Union Fenosa S.A.                                     13,916            529
   Zeltia S.A.                                            9,942             79
--------------------------------------------------------------------------------
                                                                        41,336
--------------------------------------------------------------------------------
SWEDEN - 2.3%
   Alfa Laval AB                                          9,200            248
   Assa Abloy AB, Class B                                28,500            527
   Atlas Copco AB, Class A                               34,600            970
   Atlas Copco AB, Class B                               20,400            531
   Axfood AB                                              1,000             25
   Billerud AB                                            1,200             19
   Capio AB *                                             7,400            138
   Castellum AB                                           3,600            152
   D Carnegie AB                                          1,500             32
   Electrolux AB, Class B                                29,900            857
   Elekta AB, Class B                                     9,400            155

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
SWEDEN - 2.3% - (CONTINUED)
   Eniro AB                                              17,600           $203
   Fabege AB                                              8,300            175
   Gambro AB, Class A                                    18,300            219
   Gambro AB, Class B                                     6,100             73
   Getinge AB, Class B                                   20,700            334
   Hennes & Mauritz AB, Class B                          47,650          1,734
   Hoganas AB, Class B                                    2,000             49
   Holmen AB, Class B                                     5,500            232
   Kungsleden AB                                          4,000            152
   Lundin Petroleum AB *                                 17,400            201
   Modern Times Group AB, Class B *                       5,100            239
   Nordea Bank AB                                       215,900          2,666
   OMX AB *                                               7,900            151
   Sandvik AB                                            20,600          1,218
   SAS AB *                                               3,400             47
   Scania AB, Class B                                     9,400            408
   Securitas AB, Class B                                 31,600            608
   Skandinaviska Enskilda Banken AB, Class A             48,200          1,193
   Skanska AB, Class B                                   37,200            607
   SKF AB, Class B                                       39,900            650
   SSAB Svenskt Stal AB, Series A                         5,400            259
   SSAB Svenskt Stal AB, Series B                         1,950             87
   Svenska Cellulosa AB, Class B                         19,700            864
   Svenska Handelsbanken AB, Class A                     50,000          1,389
   Swedish Match AB                                      32,000            437
   Tele2 AB, Class B                                     32,700            386
   Telefonaktiebolaget LM Ericsson, Class B           1,474,100          5,584
   Telelogic AB *                                         4,600             13
   TeliaSonera AB                                       187,600          1,123
   Trelleborg AB, Class B                                 4,700            109
   Volvo AB, Class A                                      9,100            416
   Volvo AB, Class B                                     22,400          1,047
   Wihlborgs Fastigheter AB *                               720             22
   WM-Data AB, Class B                                   30,200             99
--------------------------------------------------------------------------------
                                                                        26,648
--------------------------------------------------------------------------------
SWITZERLAND - 6.7%
   ABB Ltd. * (Registered)                              198,181          2,499
   Adecco S.A. (Registered)                              13,607            760
   Ciba Specialty Chemicals A.G. (Registered)             6,605            395
   Clariant A.G. (Registered) *                          24,793            384
   Compagnie Financiere Richemont A.G., Class A          49,587          2,379
   Credit Suisse Group (Registered)                     120,117          6,737

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    24      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
SWITZERLAND - 6.7% - (CONTINUED)
   Geberit A.G. (Registered)                                409           $390
   Givaudan S.A. (Registered)                               651            501
   Holcim Ltd. (Registered)                              18,303          1,458
   Kudelski S.A. (Bearer)                                 1,493             42
   Kuehne & Nagel International A.G.
     (Registered)                                        1,079            350
   Kuoni Reisen Holding (Registered) *                      153             80
   Logitech International S.A. (Registered) *             9,516            379
   Lonza Group A.G. (Registered)                          3,347            230
   Micronas Semiconductor Holding (Registered) *            939             30
   Nestle S.A. (Registered)                              39,855         11,836
   Nobel Biocare Holding A.G.                             2,320            517
   Novartis A.G. (Registered)                           229,860         12,789
   Phonak Holding A.G. (Registered)                       4,522            257
   PSP Swiss Property A.G. *                              2,542            127
   Rieter Holding A.G. (Registered)                         299            119
   Roche Holding A.G. (Genusschein)                      69,469         10,348
   Schindler Holding A.G.                                 5,000            267
   Serono S.A., Class B                                     527            368
   SGS S.A. (Registered)                                    433            401
   SIG Holding A.G. (Registered)                            220             47
   STMicroelectronics N.V.                               63,671          1,174
   Straumann Holding A.G. (Registered)                      522            119
   Sulzer A.G. (Registered)                                 362            247
   Swatch Group A.G. (Registered)                         3,010            105
   Swatch Group A.G., Class B                             3,322            558
   Swiss Reinsurance (Registered)                        32,047          2,238
   Swisscom A.G. (Registered)                             1,865            604
   Syngenta A.G. *                                       10,845          1,525
   Synthes, Inc.                                          5,046            552
   UBS A.G. (Registered)                                102,113         11,188
   Unaxis Holding A.G. (Registered) *                       599            171
   Valora Holding A.G. *                                     72             15
   Zurich Financial Services A.G. (Registered) *         14,284          3,353
--------------------------------------------------------------------------------
                                                                        75,539
--------------------------------------------------------------------------------
 UNITED KINGDOM - 20.9%
   3i Group PLC                                          55,311            903
   Aegis Group PLC                                       90,919            216
   Aggreko PLC                                           17,757             97
   Alliance Unichem PLC                                  24,652            383
   Amec PLC                                              35,545            249
   Amvescap PLC                                          73,890            689
   Anglo American PLC                                   140,145          5,433

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
UNITED KINGDOM - 20.9% - (CONTINUED)
   ARM Holdings PLC                                     133,622           $308
   Arriva PLC                                            19,146            205
   Associated British Ports Holdings PLC                 31,342            394
   AstraZeneca PLC                                      156,121          7,858
   Aviva PLC                                            236,876          3,291
   BAA PLC                                              106,730          1,537
   BAE Systems PLC                                      316,723          2,316
   Balfour Beatty PLC                                    42,076            272
   Barclays PLC                                         638,798          7,477
   Barratt Developments PLC                              25,007            459
   BBA Group PLC                                         46,271            226
   Bellway PLC                                           10,894            233
   Berkeley Group Holdings PLC *                         10,191            210
   BG Group PLC                                         350,676          4,375
   BHP Billiton PLC                                     244,009          4,499
   BOC Group PLC                                         49,950          1,343
   Boots Group PLC                                       49,236            614
   Bovis Homes Group PLC                                  6,440            100
   BP PLC                                             2,043,086         23,471
   Brambles Industries PLC                               74,402            557
   British Airways PLC *                                 58,784            360
   British American Tobacco PLC                         156,049          3,783
   British Land Co. PLC                                  51,749          1,116
   British Sky Broadcasting PLC                         118,647          1,111
   Brixton PLC                                           25,584            219
   BT Group PLC                                         832,213          3,220
   Bunzl PLC                                             36,050            428
   Burberry Group PLC                                    46,873            377
   Cable & Wireless PLC                                 218,867            415
   Cadbury Schweppes PLC                                207,321          2,064
   Capita Group PLC                                      66,839            534
   Carnival PLC                                          17,151            842
   Cattles PLC                                           32,051            205
   Centrica PLC                                         361,649          1,769
   Close Brothers Group PLC                               7,297            135
   Cobham PLC                                           113,449            370
   Compass Group PLC                                    216,358            857
   Cookson Group PLC *                                   11,248            101
   Corus Group PLC                                      417,106            640
   Daily Mail & General Trust, Class A                   27,180            328
   Davis Service Group PLC                               15,886            137
   De La Rue PLC                                          8,973             87


See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    25      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY INDEX FUND (continued)

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
UNITED KINGDOM - 20.9% - (CONTINUED)
   Diageo PLC                                           285,419         $4,496
   DSG International PLC                                187,393            601
   Electrocomponents PLC                                 44,938            219
   Emap PLC                                              24,777            378
   EMI Group PLC                                         75,155            330
   Enterprise Inns PLC                                   34,985            578
   First Choice Holidays PLC                             14,332             54
   FirstGroup PLC                                        39,674            293
   FKI PLC                                               15,237             33
   Friends Provident PLC                                196,817            713
   Gallaher Group PLC                                    65,933            960
   GKN PLC                                               67,299            389
   GlaxoSmithKline PLC                                  575,020         15,020
   Great Portland Estates PLC                             7,349             63
   Group 4 Securicor PLC                                111,365            366
   GUS PLC                                               86,692          1,584
   Hammerson PLC                                         28,941            623
   Hanson PLC                                            68,737            899
   Hays PLC                                             151,627            427
   HBOS PLC                                             376,595          6,285
   Hilton Group PLC                                     159,923          1,081
   HMV Group PLC                                         32,705             97
   HSBC Holdings PLC                                  1,114,782         18,693
   ICAP PLC                                              48,600            377
   IMI PLC                                               35,355            348
   Imperial Chemical Industries PLC                     119,129            716
   Imperial Tobacco Group PLC                            70,295          2,083
   Inchcape PLC                                           7,761            350
   Intercontinental Hotels Group PLC                     43,952            718
   International Power PLC *                            148,867            731
   Intertek Group PLC                                    16,726            239
   Invensys PLC *                                       573,556            229
   iSOFT Group PLC                                       18,956             48
   ITV PLC                                              411,880            853
   J Sainsbury PLC                                      133,284            769
   Johnson Matthey PLC                                   21,148            513
   Kelda Group PLC                                       34,744            476
   Kesa Electricals PLC                                  52,664            286
   Kingfisher PLC                                       234,992            976
   Land Securities Group PLC                             46,465          1,556
   Legal & General Group PLC                            644,378          1,588
   Liberty International PLC                             24,542            501

                                                         NUMBER          VALUE
                                                       OF SHARES         (000S)
COMMON STOCKS - 96.7% - CONTINUED
UNITED KINGDOM - 20.9% - (CONTINUED)
   Lloyds TSB Group PLC                                 548,596        $ 5,260
   LogicaCMG PLC                                        119,551            407
   London Stock Exchange PLC                             26,270            482
   Man Group PLC                                         29,344          1,256
   Marks & Spencer Group PLC                            164,476          1,588
   Meggitt PLC                                           42,528            257
   Misys PLC                                             34,320            134
   Mitchells & Butlers PLC                               50,008            415
   National Express Group PLC                            12,839            211
   National Grid PLC                                    269,646          2,682
   Next PLC                                              24,962            713
   Old Mutual PLC                                       539,419          1,885
   Pearson PLC                                           80,109          1,110
   Persimmon PLC                                         28,356            654
   Pilkington PLC                                       101,989            287
   Premier Farnell PLC                                   35,671            132
   Provident Financial PLC                               25,484            312
   Prudential PLC                                       241,027          2,801
   Punch Taverns PLC                                     25,029            366
   Rank Group PLC                                        58,981            231
   Reckitt Benckiser PLC                                 60,534          2,131
   Reed Elsevier PLC                                    127,068          1,217
   Rentokil Initial PLC                                 188,263            510
   Resolution PLC                                        10,589            123
   Reuters Group PLC                                    140,919            971
   Rexam PLC                                             57,209            554
   Rio Tinto PLC                                        105,652          5,446
   Rolls-Royce Group PLC *                              157,480          1,252
   Rolls-Royce Group PLC, Class B                     8,058,002             14
   Royal & Sun Alliance Insurance Group PLC             298,917            718
   Royal Bank of Scotland Group PLC                     314,363         10,222
   SABMiller PLC                                         88,856          1,754
   Sage Group PLC                                       131,725            630
   Schroders PLC                                         12,267            253
   Scottish & Newcastle PLC                              71,416            645
   Scottish & Southern Energy PLC                        83,105          1,635
   Scottish Power PLC                                   184,959          1,870
   Serco Group PLC                                       49,649            271
   Severn Trent PLC                                      33,905            657
   Signet Group PLC                                     180,011            343
   Slough Estates PLC                                    40,821            473
   Smith & Nephew PLC                                    93,600            829

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    26      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 96.7% - CONTINUED
UNITED KINGDOM - 20.9% - (CONTINUED)
      Smiths Group PLC                                   56,514             $965
      SSL International PLC                              14,046               79
      Stagecoach Group PLC                               48,965               98
      Stolt Offshore S.A. *                              17,550              272
      Stolt-Nielsen S.A.                                  3,100               95
      Tate & Lyle PLC                                    44,953              446
      Taylor Woodrow PLC                                 59,249              415
      Telent PLC *                                        4,242               37
      Tesco PLC                                         775,671            4,445
      Tomkins PLC                                        80,397              469
      Travis Perkins PLC                                 11,196              325
      Trinity Mirror PLC                                 25,695              254
      Unilever PLC                                      269,988            2,761
      United Business Media PLC                          24,940              314
      United Utilities PLC                               87,179            1,043
      Vodafone Group PLC                              6,110,901           12,773
      Whitbread PLC                                      26,596              548
      William Hill PLC                                   37,466              390
      Wimpey (George) PLC                                39,441              383
      Wolseley PLC                                       58,764            1,441
      WPP Group PLC                                     118,117            1,415
      Yell Group PLC                                     71,336              675
--------------------------------------------------------------------------------
                                                                         237,696
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (1)
--------------------------------------------------------------------------------
(COST $941,602)                                                        1,097,942
--------------------------------------------------------------------------------

PREFERRED STOCKS - 0.2%
GERMANY - 0.2%
       Henkel KGaA                                        5,916              691
       Porsche A.G.                                         774              740
       ProSieben SAT.1 Media A.G.                         8,443              220
       RWE A.G.                                           3,325              259
       Volkswagen A.G.                                   10,309              565
--------------------------------------------------------------------------------
                                                                           2,475
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (1)
--------------------------------------------------------------------------------
(COST $1,892)                                                              2,475
--------------------------------------------------------------------------------

                                                        NUMBER            VALUE
                                                      OF SHARES           (000S)
RIGHTS - 0.0%
      Vinci S.A. *                                       16,841              $36
--------------------------------------------------------------------------------
TOTAL RIGHTS (1)
--------------------------------------------------------------------------------
(COST $-)                                                                     36
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                         AMOUNT            VALUE
                                                         (000S)           (000S)
SHORT-TERM INVESTMENT - 1.3%
      Barclays Bank, Global Treasury Services,
            London, Eurodollar Time Deposit,
            4.95%, 4/3/06                               $14,455           14,455
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $14,455)                                                            14,455

TOTAL INVESTMENTS - 98.2%
--------------------------------------------------------------------------------
(COST $957,949)                                                        1,114,908
            Other Assets less Liabilities - 1.8%                          20,720
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $1,135,628
--------------------------------------------------------------------------------

(1) In accordance with the Fund's prospectus, adjustment factors were provided by an independent evaluation service to determine the value of these securities. At March 31, 2006, the value of these securities amounted to approximately $1,098,906,000 or 99.9% of long-term investments.

 *    Non-Income Producing Security

At March 31, 2006, the International Equity Index Fund had open futures contracts as follows:

                                 NOTIONAL                            UNREALIZED
                     NUMBER OF    AMOUNT      CONTRACT   CONTRACT    GAIN (LOSS)
  TYPE               CONTRACTS    (000S)      POSITION     EXP.        (000S)
DJ Euro Stoxx 50         282      $12,975       Long       6/06          $28

FTSE 100 Index            68        7,053       Long       6/06          (14)

Hang Seng Index            7          713       Long       4/06            2

SPI 200                   17        1,563       Long       6/06           48

TOPIX Index               52        7,635       Long       6/06          494
--------------------------------------------------------------------------------
Total                                                                   $558

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    27      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY INDEX FUND (continued)

At March 31, 2006, the industry sectors for the International Equity Index Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                      INVESTMENTS
Consumer Discretionary                                                     12.2%
Consumer Staples                                                            7.4
Energy                                                                      7.8
Financials                                                                 29.5
Health Care                                                                 7.6
Industrials                                                                11.0
Information Technology                                                      6.1
Materials                                                                   8.3
Telecommunication Services                                                  5.0
Utilities                                                                   5.1
--------------------------------------------------------------------------------
Total                                                                     100.0%

At March 31, 2006, the International Equity Index Fund's investments were denominated in the following currencies:

                                                                  % OF LONG-TERM
CONCENTRATION BY CURRENCY                                            INVESTMENTS
 Euro                                                                      32.8%
 Japanese Yen                                                              25.4
 British Pound                                                             23.5
 Swiss Franc                                                                6.8
 Australian Dollar                                                          5.0
 All other currencies less than 5%                                          6.5
--------------------------------------------------------------------------------
  Total                                                                   100.0%

At March 31, 2006, the International Equity Index Fund had outstanding forward foreign currency exchange contracts as follows:

                 AMOUNT        IN          AMOUNT
CONTRACTS        (LOCAL      EXCHANGE      (LOCAL                    UNREALIZED
TO DELIVER      CURRENCY)      FOR        CURRENCY)    SETTLEMENT    GAIN (LOSS)
CURRENCY         (000S)      CURRENCY      (000S)         DATE         (000S)
                             British
U.S. Dollar       1,949      Pound           1,125       4/3/06           $5

                             Danish
U.S. Dollar          54      Krone             335       4/3/06            1

                             Hong Kong
U.S. Dollar         149      Dollar          1,155       4/3/06            -

                             Norwegian
U.S. Dollar          69      Krone             455       4/3/06            1

                             Swedish
U.S. Dollar         201      Krona           1,580       4/3/06            2

                             Swiss
U.S. Dollar         579      Franc             760       4/3/06            4

                 AMOUNT        IN          AMOUNT
CONTRACTS        (LOCAL      EXCHANGE      (LOCAL                    UNREALIZED
TO DELIVER      CURRENCY)      FOR        CURRENCY)    SETTLEMENT    GAIN (LOSS)
CURRENCY         (000S)      CURRENCY      (000S)         DATE         (000S)
                             Australian
U.S. Dollar         395      Dollar            560       4/4/06           $6

U.S. Dollar         896      Euro              740       4/4/06            1

                             Japanese
U.S. Dollar       2,235      Yen           264,000       4/4/06           10

                             New
                             Zealand
U.S. Dollar          20      Dollar             34       4/4/06            1

                             Singapore
U.S. Dollar          53      Dollar             86       4/4/06            -

                             British
U.S. Dollar         669      Pound             385       4/5/06            -

                             Danish
U.S. Dollar          14      Krone              85       4/5/06            -

                             Norwegian
U.S. Dollar          20      Krone             130       4/5/06            -

                             Swedish
U.S. Dollar          85      Krona             665       4/5/06            -

                             Swiss
U.S. Dollar         188      Franc             245       4/5/06            1

                             Australian
U.S. Dollar         132      Dollar            185       4/6/06            1

                             Hong Kong
U.S. Dollar          31      Dollar            240       4/6/06            -

                             Japanese
U.S. Dollar         704      Yen            83,000       4/6/06            2

                             Singapore
U.S. Dollar          43      Dollar             70       4/6/06            -

Australian
Dollar            1,800      U.S. Dollar     1,267      5/23/06          (20)

British
Pound             3,500      U.S. Dollar     6,108      5/23/06           23

Euro              9,100      U.S. Dollar    10,961      5/23/06         (103)

Hong
Kong
Dollar            4,800      U.S. Dollar       619      5/23/06            -

Japanese
Yen             778,000      U.S. Dollar     6,646      5/23/06          (13)

                             Australian
U.S. Dollar       1,800      Dollar          2,507      5/23/06           (7)

                             British
U.S. Dollar       4,500      Pound           2,572      5/23/06          (28)

                             British
U.S. Dollar         420      Pound             241      5/23/06           (1)

U.S. Dollar      13,470      Euro           11,070      5/23/06          (11)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    28      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                 AMOUNT        IN          AMOUNT
CONTRACTS        (LOCAL      EXCHANGE      (LOCAL                    UNREALIZED
TO DELIVER      CURRENCY)      FOR        CURRENCY)    SETTLEMENT    GAIN (LOSS)
CURRENCY         (000S)      CURRENCY      (000S)         DATE         (000S)
                             Hong Kong
U.S. Dollar       1,000      Dollar          7,752      5/23/06           $-

                             Japanese
U.S. Dollar      10,300      Yen         1,192,649      5/23/06          (92)
--------------------------------------------------------------------------------
Total                                                                  $(217)

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    29      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
MID CAP INDEX FUND

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3%
ADVERTISING - 0.2%
      Catalina Marketing Corp.                              11,600         $268
      Harte-Hanks, Inc.                                     15,700          429
--------------------------------------------------------------------------------
                                                                            697
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.5%
      Alliant Techsystems, Inc. *                           10,400          803
      DRS Technologies, Inc.                                11,700          642
      Sequa Corp., Class A *                                 1,700          166
--------------------------------------------------------------------------------
                                                                          1,611
--------------------------------------------------------------------------------
AGRICULTURE - 0.1%
      Universal Corp. of Virginia                            7,200          265
--------------------------------------------------------------------------------
AIRLINES - 0.4%
      Airtran Holdings, Inc. *                              24,900          451
      Alaska Air Group, Inc. *                               9,700          344
      JetBlue Airways Corp. *                               43,850          470
--------------------------------------------------------------------------------
                                                                          1,265
--------------------------------------------------------------------------------
APPAREL - 0.5%
      Polo Ralph Lauren Corp.                               17,400        1,054
      Timberland (The) Co., Class A *                       15,800          541
--------------------------------------------------------------------------------
                                                                          1,595
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.6%
      ArvinMeritor, Inc.                                    19,400          289
      Bandag, Inc.                                           2,900          121
      BorgWarner, Inc.                                      16,700        1,003
      Lear Corp.                                            19,600          348
      Modine Manufacturing Co.                               9,300          274
--------------------------------------------------------------------------------
                                                                          2,035
--------------------------------------------------------------------------------
BANKS - 4.2%
      Associated Banc-Corp                                  39,882        1,355
      Bank of Hawaii Corp.                                  14,000          746
      Cathay General Bancorp, Inc.                          13,900          523
      City National Corp. of California                     12,300          945
      Colonial BancGroup (The), Inc.                        42,900        1,073
      Commerce Bancorp, Inc. of New Jersey                  51,300        1,880
      Cullen/Frost Bankers, Inc.                            12,900          693
      FirstMerit Corp.                                      21,600          533
      Greater Bay Bancorp                                   14,100          391
      Investors Financial Services Corp.                    19,000          891
      Mercantile Bankshares Corp.                           35,200        1,354
      SVB Financial Group *                                 10,400          552
      TCF Financial Corp.                                   33,400          860
      Texas Regional Bancshares, Inc., Class A              12,080          356

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
BANKS - 4.2% - (CONTINUED)
      Webster Financial Corp.                               16,000         $775
      Westamerica Bancorporation                            10,400          540
      Wilmington Trust Corp.                                18,600          806
--------------------------------------------------------------------------------
                                                                         14,273
--------------------------------------------------------------------------------
BEVERAGES - 0.1%
      PepsiAmericas, Inc.                                   16,500          403
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.8%
      Affymetrix, Inc. *                                    19,500          642
      Charles River Laboratories International, Inc. *      20,400        1,000
      Invitrogen Corp. *                                    15,000        1,052
      Martek Biosciences Corp. *                             9,400          309
      Millennium Pharmaceuticals, Inc. *                    90,100          911
      PDL BioPharma, Inc. *                                 32,516        1,066
      Vertex Pharmaceuticals, Inc. *                        27,900        1,021
--------------------------------------------------------------------------------
                                                                          6,001
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.6%
      Florida Rock Industries, Inc.                         13,700          770
      Martin Marietta Materials, Inc.                       12,900        1,381
--------------------------------------------------------------------------------
                                                                          2,151
--------------------------------------------------------------------------------
CHEMICALS - 2.5%
      Airgas, Inc.                                          19,500          762
      Albemarle Corp.                                       10,600          481
      Cabot Corp.                                           18,600          632
      Chemtura Corp.                                        67,300          793
      Cytec Industries, Inc.                                11,600          696
      Ferro Corp.                                           11,100          222
      FMC Corp.                                             10,900          676
      Lubrizol Corp.                                        19,000          814
      Lyondell Chemical Co.                                 58,000        1,154
      Minerals Technologies, Inc.                            5,300          309
      Olin Corp.                                            20,000          429
      RPM International, Inc.                               32,700          587
      Sensient Technologies Corp.                           12,500          226
      Valspar Corp.                                         29,700          828
--------------------------------------------------------------------------------
                                                                          8,609
--------------------------------------------------------------------------------
COAL - 1.6%
      Arch Coal, Inc.                                       20,100        1,526
      Peabody Energy Corp.                                  75,300        3,796
--------------------------------------------------------------------------------
                                                                          5,322
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.5%
      Adesa, Inc.                                           25,500          682

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    30      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
COMMERCIAL SERVICES - 4.5% - (CONTINUED)
      Alliance Data Systems Corp. *                         20,500         $959
      Banta Corp.                                            7,200          374
      Career Education Corp. *                              28,300        1,068
      ChoicePoint, Inc. *                                   25,000        1,119
      Corinthian Colleges, Inc. *                           25,400          366
      Corporate Executive Board Co.                         11,100        1,120
      Deluxe Corp.                                          14,900          390
      DeVry, Inc. *                                         16,800          382
      Education Management Corp. *                          19,500          811
      Gartner, Inc. *                                       15,600          218
      ITT Educational Services, Inc. *                      10,900          698
      Kelly Services, Inc., Class A                          4,800          130
      Korn/Ferry International *                            11,500          234
      Laureate Education, Inc. *                            14,100          753
      Manpower, Inc.                                        24,700        1,412
      MPS Group, Inc. *                                     33,900          519
      Navigant Consulting, Inc. *                           14,600          312
      Pharmaceutical Product Development, Inc.              29,900        1,035
      Quanta Services, Inc. *                               33,000          529
      Rent-A-Center, Inc. *                                 19,200          491
      Rollins, Inc.                                          7,500          152
      Sotheby's Holdings, Inc., Class A *                   14,400          418
      United Rentals, Inc. *                                18,700          645
      Valassis Communications, Inc. *                       13,000          382
--------------------------------------------------------------------------------
                                                                         15,199
--------------------------------------------------------------------------------
COMPUTERS - 4.4%
      Anteon International Corp. *                           9,500          518
      BISYS Group (The), Inc. *                             36,700          495
      Cadence Design Systems, Inc. *                        80,000        1,479
      Ceridian Corp. *                                      40,700        1,036
      Cognizant Technology Solutions Corp., Class A *       39,900        2,374
      Diebold, Inc.                                         20,100          826
      DST Systems, Inc. *                                   19,100        1,107
      Henry (Jack) & Associates, Inc.                       20,800          476
      Imation Corp.                                          9,900          425
      McData Corp., Class A *                               42,900          198
      Mentor Graphics Corp. *                               22,100          244
      Reynolds & Reynolds (The) Co., Class A                13,800          392
      Sandisk Corp. *                                       52,700        3,031
      SRA International, Inc., Class A *                    10,400          392
      Synopsys, Inc. *                                      41,200          921

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
COMPUTERS - 4.4% - (CONTINUED)
      Western Digital Corp. *                               63,100       $1,226
--------------------------------------------------------------------------------
                                                                         15,140
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.2%
      CDW Corp.                                             18,700        1,100
      Fastenal Co.                                          35,100        1,662
      Ingram Micro, Inc., Class A *                         33,000          660
      Tech Data Corp. *                                     17,300          639
--------------------------------------------------------------------------------
                                                                          4,061
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.1%
      AmeriCredit Corp. *                                   36,400        1,119
      Eaton Vance Corp.                                     36,100          988
      Edwards (A.G.), Inc.                                  21,400        1,067
      IndyMac Bancorp, Inc.                                 19,500          798
      Jefferies Group, Inc.                                 14,300          837
      Legg Mason, Inc.                                      35,500        4,449
      Raymond James Financial, Inc.                         24,000          709
      Waddell & Reed Financial, Inc., Class A               23,200          536
--------------------------------------------------------------------------------
                                                                         10,503
--------------------------------------------------------------------------------
ELECTRIC - 4.8%
      Alliant Energy Corp.                                  34,100        1,073
      Aquila, Inc. *                                       107,100          427
      Black Hills Corp.                                      9,200          313
      DPL, Inc.                                             37,000          999
      Duquesne Light Holdings, Inc.                         23,500          388
      Energy East Corp.                                     41,000          996
      Great Plains Energy, Inc.                             22,400          630
      Hawaiian Electric Industries, Inc.                    21,900          594
      Idacorp, Inc.                                         12,400          403
      MDU Resources Group, Inc.                             33,500        1,121
      Northeast Utilities                                   42,400          828
      NSTAR                                                 29,600          847
      OGE Energy Corp.                                      26,000          754
      Pepco Holdings, Inc.                                  53,800        1,226
      PNM Resources, Inc.                                   20,485          500
      Puget Energy, Inc.                                    31,500          667
      SCANA Corp.                                           33,400        1,311
      Sierra Pacific Resources *                            56,100          775
      Westar Energy, Inc.                                   23,700          493
      Wisconsin Energy Corp.                                33,400        1,336
      WPS Resources Corp.                                   12,000          591
--------------------------------------------------------------------------------
                                                                         16,272
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    31      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
MID CAP INDEX FUND (continued)

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
      Ametek, Inc.                                          20,100         $904
      Energizer Holdings, Inc. *                            17,700          938
      Hubbell, Inc., Class B                                17,400          892
--------------------------------------------------------------------------------
                                                                          2,734
--------------------------------------------------------------------------------
ELECTRONICS - 2.1%
      Amphenol Corp., Class A                               25,000        1,304
      Arrow Electronics, Inc. *                             34,100        1,100
      Avnet, Inc. *                                         41,200        1,046
      Gentex Corp.                                          43,100          752
      Kemet Corp. *                                         25,100          238
      National Instruments Corp.                            15,500          506
      Plexus Corp. *                                        12,900          485
      Thomas & Betts Corp. *                                15,300          786
      Varian, Inc. *                                         8,700          358
      Vishay Intertechnology, Inc. *                        52,100          742
--------------------------------------------------------------------------------
                                                                          7,317
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.6%
      Dycom Industries, Inc. *                              11,800          251
      Granite Construction, Inc.                             9,700          472
      Jacobs Engineering Group, Inc. *                      16,900        1,466
--------------------------------------------------------------------------------
                                                                          2,189
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.6%
      GTECH Holdings Corp.                                  36,600        1,246
      International Speedway Corp., Class A                  9,600          489
      Macrovision Corp. *                                   14,900          330
--------------------------------------------------------------------------------
                                                                          2,065
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.8%
      Mine Safety Appliances Co.                             7,100          298
      Republic Services, Inc.                               35,000        1,488
      Stericycle, Inc. *                                    12,200          825
--------------------------------------------------------------------------------
                                                                          2,611
--------------------------------------------------------------------------------
FOOD - 0.8%
      Dean Foods Co. *                                       1,500           58
      Hormel Foods Corp.                                    21,600          730
      JM Smucker (The) Co.                                  17,000          675
      Ruddick Corp.                                          9,200          224
      Smithfield Foods, Inc. *                              27,700          813
      Tootsie Roll Industries, Inc.                          6,683          195
--------------------------------------------------------------------------------
                                                                          2,695
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.7%
      Bowater, Inc.                                         15,600          461

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
FOREST PRODUCTS & PAPER - 0.7% - (CONTINUED)
      Glatfelter Co.                                        13,300         $244
      Potlatch Corp.                                        13,929          597
      Rayonier, Inc.                                        21,850          996
--------------------------------------------------------------------------------
                                                                          2,298
--------------------------------------------------------------------------------
GAS - 0.8%
      AGL Resources, Inc.                                   22,500          811
      ONEOK, Inc.                                           32,800        1,058
      Vectren Corp.                                         20,500          541
      WGL Holdings, Inc.                                    14,000          426
--------------------------------------------------------------------------------
                                                                          2,836
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.2%
      Kennametal, Inc.                                      11,500          703
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.6%
      Advanced Medical Optics, Inc. *                       19,200          895
      Beckman Coulter, Inc.                                 17,800          971
      Cytyc Corp. *                                         32,500          916
      Dentsply International, Inc.                          22,800        1,326
      Edwards Lifesciences Corp. *                          16,800          731
      Gen-Probe, Inc. *                                     15,400          849
      Henry Schein, Inc. *                                  24,400        1,168
      Hillenbrand Industries, Inc.                          17,900          984
      Intuitive Surgical, Inc. *                            10,300        1,215
      Steris Corp.                                          18,600          459
      Techne Corp. *                                        11,300          680
      Varian Medical Systems, Inc. *                        38,400        2,157
--------------------------------------------------------------------------------
                                                                         12,351
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 2.2%
      Apria Healthcare Group, Inc. *                        14,300          329
      Community Health Systems, Inc. *                      27,500          994
      Covance, Inc. *                                       18,200        1,069
      Health Net, Inc. *                                    32,600        1,657
      LifePoint Hospitals, Inc. *                           16,300          507
      Lincare Holdings, Inc. *                              27,700        1,079
      Triad Hospitals, Inc. *                               24,303        1,018
      Universal Health Services, Inc., Class B              15,700          798
--------------------------------------------------------------------------------
                                                                          7,451
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.4%
      Leucadia National Corp.                               23,400        1,396
--------------------------------------------------------------------------------
HOME BUILDERS - 1.3%
      Beazer Homes USA, Inc.                                11,500          756
      Hovnanian Enterprises, Inc., Class A *                10,200          448
      MDC Holdings, Inc.                                     9,100          585

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    32      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
HOME BUILDERS - 1.3% - (CONTINUED)
      Ryland Group, Inc.                                    13,300         $923
      Thor Industries, Inc.                                 10,100          539
      Toll Brothers, Inc. *                                 33,200        1,150
--------------------------------------------------------------------------------
                                                                          4,401
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.1%
      Furniture Brands International, Inc.                  15,300          375
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.6%
      American Greetings Corp., Class A                     18,800          406
      Blyth, Inc.                                            7,000          147
      Church & Dwight, Inc.                                 18,500          683
      Scotts Miracle-Gro (The) Co., Class A                 12,800          586
      Tupperware Brands Corp.                               16,100          332
--------------------------------------------------------------------------------
                                                                          2,154
--------------------------------------------------------------------------------
INSURANCE - 5.6%
      American Financial Group, Inc.                        12,900          537
      AmerUs Group Co.                                      11,100          669
      Brown & Brown, Inc.                                   31,100        1,032
      Everest Re Group Ltd.                                 18,800        1,755
      Fidelity National Financial, Inc.                     49,900        1,773
      First American Corp.                                  27,021        1,058
      Gallagher (Arthur J.) & Co.                           27,300          759
      Hanover Insurance Group, Inc.                         15,200          797
      HCC Insurance Holdings, Inc.                          29,500        1,027
      Horace Mann Educators Corp.                           12,700          239
      Mercury General Corp.                                 10,300          565
      Ohio Casualty Corp.                                   18,100          574
      Old Republic International Corp.                      65,700        1,434
      PMI Group (The), Inc.                                 26,000        1,194
      Protective Life Corp.                                 19,300          960
      Radian Group, Inc.                                    24,000        1,446
      Stancorp Financial Group, Inc.                        15,600          844
      Unitrin, Inc.                                         12,300          572
      W.R. Berkley Corp.                                    32,450        1,884
--------------------------------------------------------------------------------
                                                                         19,119
--------------------------------------------------------------------------------
INTERNET - 1.2%
      Avocent Corp. *                                       13,700          435
      Checkfree Corp. *                                     26,000        1,313
      F5 Networks, Inc. *                                   11,600          841
      McAfee, Inc. *                                        47,100        1,146
      RSA Security, Inc. *                                  21,500          385
--------------------------------------------------------------------------------
                                                                          4,120
--------------------------------------------------------------------------------

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
IRON/STEEL - 0.2%
      Steel Dynamics, Inc.                                  11,200         $635
--------------------------------------------------------------------------------
LEISURE TIME - 0.1%
      Callaway Golf Co.                                     19,000          327
--------------------------------------------------------------------------------
LODGING - 0.2%
      Boyd Gaming Corp.                                     12,300          614
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.6%
      Joy Global, Inc.                                      35,050        2,095
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.1%
      AGCO Corp. *                                          25,700          533
      Flowserve Corp. *                                     16,300          951
      Graco, Inc.                                           19,700          895
      Nordson Corp.                                          9,300          464
      Tecumseh Products Co., Class A                         4,700          115
      Zebra Technologies Corp., Class A *                   19,600          876
--------------------------------------------------------------------------------
                                                                          3,834
--------------------------------------------------------------------------------
MEDIA - 1.1%
      Belo Corp., Class A                                   25,300          503
      Emmis Communications Corp., Class A *                 10,223          164
      Entercom Communications Corp.                         10,500          293
      Lee Enterprises, Inc.                                 13,400          446
      Media General, Inc., Class A                           6,400          298
      Readers Digest Association (The), Inc.                26,700          394
      Scholastic Corp. *                                    10,900          292
      Washington Post Co., Class B                           1,640        1,274
      Westwood One, Inc.                                    17,500          193
--------------------------------------------------------------------------------
                                                                          3,857
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.0%
      Precision Castparts Corp.                             38,200        2,269
      Timken (The) Co.                                      24,400          788
      Worthington Industries, Inc.                          19,800          397
--------------------------------------------------------------------------------
                                                                          3,454
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.7%
      Brink's (The) Co.                                     16,400          832
      Carlisle Cos., Inc.                                    8,100          663
      Crane Co.                                             14,000          574
      Donaldson Co., Inc.                                   18,800          635
      Federal Signal Corp.                                  12,900          239
      Harsco Corp.                                          11,900          983
      Lancaster Colony Corp.                                 7,500          315
      Pentair, Inc.                                         29,300        1,194
      Roper Industries, Inc.                                24,000        1,167
      SPX Corp.                                             18,400          983

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    33      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
MID CAP INDEX FUND (continued)

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
MISCELLANEOUS MANUFACTURING - 2.7% - (CONTINUED)
      Teleflex, Inc.                                        11,800         $845
      Trinity Industries, Inc.                              12,700          691
--------------------------------------------------------------------------------
                                                                          9,121
--------------------------------------------------------------------------------
OFFICE FURNISHINGS - 0.4%
      HNI Corp.                                             14,800          873
      Miller (Herman), Inc.                                 18,800          610
--------------------------------------------------------------------------------
                                                                          1,483
--------------------------------------------------------------------------------
OIL & GAS - 5.1%
      Denbury Resources, Inc. *                             33,300        1,055
      ENSCO International, Inc.                             43,800        2,253
      Forest Oil Corp. *                                    15,700          584
      Helmerich & Payne, Inc.                               15,100        1,054
      Newfield Exploration Co. *                            36,400        1,525
      Noble Energy, Inc.                                    50,700        2,227
      Patterson-UTI Energy, Inc.                            50,200        1,604
      Pioneer Natural Resources Co.                         36,400        1,611
      Plains Exploration & Production Co. *                 22,700          877
      Pogo Producing Co.                                    17,400          874
      Pride International, Inc. *                           45,400        1,416
      Quicksilver Resources, Inc. *                         19,300          746
      Southwestern Energy Co. *                             47,400        1,526
--------------------------------------------------------------------------------
                                                                         17,352
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.3%
      Cooper Cameron Corp. *                                33,400        1,472
      FMC Technologies, Inc. *                              19,900        1,019
      Grant Prideco, Inc. *                                 36,900        1,581
      Hanover Compressor Co. *                              26,200          488
      Smith International, Inc.                             56,700        2,209
      Tidewater, Inc.                                       17,500          967
--------------------------------------------------------------------------------
                                                                          7,736
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.4%
      Packaging Corp. of America                            16,700          375
      Sonoco Products Co.                                   27,400          928
--------------------------------------------------------------------------------
                                                                          1,303
--------------------------------------------------------------------------------
PHARMACEUTICALS - 1.9%
      Cephalon, Inc. *                                      16,900        1,018
      Medicis Pharmaceutical Corp., Class A                 15,200          496
      Omnicare, Inc.                                        33,800        1,859
      Par Pharmaceutical Cos., Inc. *                       10,100          285
      Perrigo Co.                                           23,800          388

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
PHARMACEUTICALS - 1.9% - (CONTINUED)
      Sepracor, Inc. *                                      30,000       $1,464
      Valeant Pharmaceuticals International                 27,000          428
      VCA Antech, Inc. *                                    22,900          652
--------------------------------------------------------------------------------
                                                                          6,590
--------------------------------------------------------------------------------
PIPELINES - 1.3%
      Equitable Resources, Inc.                             34,800        1,271
      National Fuel Gas Co.                                 23,900          782
      Questar Corp.                                         24,600        1,723
      Western Gas Resources, Inc.                           16,300          786
--------------------------------------------------------------------------------
                                                                          4,562
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 3.7%
      AMB Property Corp.                                    24,800        1,346
      Developers Diversified Realty Corp.                   30,800        1,686
      Highwoods Properties, Inc.                            15,300          516
      Hospitality Properties Trust                          19,738          862
      Liberty Property Trust                                25,100        1,184
      Longview Fibre Co.                                    14,800          383
      Macerich (The) Co.                                    20,249        1,497
      Mack-Cali Realty Corp.                                17,900          859
      New Plan Excel Realty Trust                           30,200          783
      Regency Centers Corp.                                 19,366        1,301
      United Dominion Realty Trust, Inc.                    38,600        1,102
      Weingarten Realty Investors                           23,000          937
--------------------------------------------------------------------------------
                                                                         12,456
--------------------------------------------------------------------------------
RETAIL - 8.6%
      99 Cents Only Stores *                                13,300          180
      Abercrombie & Fitch Co., Class A                      24,800        1,446
      Advance Auto Parts, Inc.                              30,350        1,264
      Aeropostale, Inc. *                                   15,600          471
      American Eagle Outfitters, Inc.                       37,100        1,108
      AnnTaylor Stores Corp. *                              20,700          762
      Applebee's International, Inc.                        20,600          506
      Barnes & Noble, Inc.                                  14,800          685
      BJ's Wholesale Club, Inc. *                           20,500          646
      Bob Evans Farms, Inc.                                 11,400          339
      Borders Group, Inc.                                   18,500          467
      Brinker International, Inc.                           24,000        1,014
      Carmax, Inc. *                                        29,600          967
      CBRL Group, Inc.                                      14,400          632
      Cheesecake Factory (The), Inc. *                      23,400          876
      Chico's FAS, Inc. *                                   51,300        2,085
      Claire's Stores, Inc.                                 29,700        1,078

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    34      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
RETAIL - 8.6% - (CONTINUED)
      Copart, Inc. *                                        19,900         $546
      Dollar Tree Stores, Inc. *                            29,700          822
      Foot Locker, Inc.                                     43,800        1,046
      GameStop Corp., Class A *                             13,400          632
      Michaels Stores, Inc.                                 37,800        1,421
      MSC Industrial Direct Co., Class A                    16,100          870
      O'Reilly Automotive, Inc. *                           31,400        1,148
      Outback Steakhouse, Inc.                              19,100          840
      Pacific Sunwear of California, Inc. *                 21,700          481
      Payless Shoesource, Inc. *                            19,500          446
      Petsmart, Inc.                                        39,500        1,112
      Pier 1 Imports, Inc.                                  28,700          333
      Regis Corp.                                           12,600          434
      Ross Stores, Inc.                                     41,700        1,217
      Ruby Tuesday, Inc.                                    16,000          513
      Saks, Inc. *                                          39,400          760
      Urban Outfitters, Inc. *                              31,100          763
      Williams-Sonoma, Inc. *                               33,500        1,420
--------------------------------------------------------------------------------
                                                                         29,330
--------------------------------------------------------------------------------
SAVINGS & LOANS - 1.2%
      Astoria Financial Corp.                               26,200          811
      First Niagara Financial Group, Inc.                   30,682          450
      Independence Community Bank Corp.                     22,000          917
      New York Community Bancorp, Inc.                      70,600        1,237
      Washington Federal, Inc.                              25,100          607
--------------------------------------------------------------------------------
                                                                          4,022
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.9%
      Atmel Corp. *                                        119,300          563
      Cabot Microelectronics Corp. *                         8,000          297
      Credence Systems Corp. *                              27,700          203
      Cree, Inc. *                                          22,100          725
      Cypress Semiconductor Corp. *                         37,800          641
      Fairchild Semiconductor International, Inc. *         34,000          648
      Integrated Device Technology, Inc. *                  56,130          834
      International Rectifier Corp. *                       20,000          829
      Intersil Corp., Class A                               41,000        1,186
      Lam Research Corp. *                                  39,500        1,698
      Lattice Semiconductor Corp. *                         34,200          228
      MEMC Electronic Materials, Inc. *                     46,900        1,732
      Micrel, Inc. *                                        18,700          277
      Microchip Technology, Inc.                            61,400        2,229
      Semtech Corp. *                                       21,100          377

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
SEMICONDUCTORS - 3.9% - (CONTINUED)
      Silicon Laboratories, Inc. *                          13,100         $720
      Triquint Semiconductor, Inc. *                        38,800          191
--------------------------------------------------------------------------------
                                                                         13,378
--------------------------------------------------------------------------------
SOFTWARE - 2.4%
      Activision, Inc. *                                    78,244        1,079
      Acxiom Corp.                                          25,000          646
      Advent Software, Inc. *                                4,900          139
      CSG Systems International, Inc. *                     13,500          314
      Dun & Bradstreet Corp. *                              18,700        1,434
      Fair Isaac Corp.                                      18,200          721
      Fidelity National Information Services, Inc.          26,598        1,079
      MoneyGram International, Inc.                         24,200          743
      SEI Investments Co.                                   17,600          713
      Sybase, Inc. *                                        25,413          537
      Transaction Systems Architects, Inc. *                10,800          337
      Wind River Systems, Inc. *                            22,100          275
--------------------------------------------------------------------------------
                                                                          8,017
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.1%
      3Com Corp. *                                         113,200          580
      Adtran, Inc.                                          19,800          518
      Cincinnati Bell, Inc. *                               67,900          307
      CommScope, Inc. *                                     16,600          474
      Harris Corp.                                          38,200        1,806
      Newport Corp. *                                       11,100          209
      Plantronics, Inc.                                     13,400          475
      Polycom, Inc. *                                       24,700          535
      Powerwave Technologies, Inc. *                        32,300          436
      RF Micro Devices, Inc. *                              53,200          460
      Telephone & Data Systems, Inc.                        29,000        1,144
      UTStarcom, Inc. *                                     30,300          191
--------------------------------------------------------------------------------
                                                                          7,135
--------------------------------------------------------------------------------
TEXTILES - 0.4%
      Mohawk Industries, Inc. *                             14,900        1,203
--------------------------------------------------------------------------------
TRANSPORTATION - 2.6%
      Alexander & Baldwin, Inc.                             12,300          587
      CH Robinson Worldwide, Inc.                           49,400        2,425
      CNF, Inc.                                             14,800          739
      Expeditors International Washington, Inc.             31,000        2,678
      Hunt (J.B.) Transport Services, Inc.                  35,300          760
      Overseas Shipholding Group                             8,500          407
      Swift Transportation Co., Inc. *                      15,200          330
      Werner Enterprises, Inc.                              14,400          265

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    35      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
MID CAP INDEX FUND (continued)

                                                           NUMBER         VALUE
                                                          OF SHARES       (000S)
COMMON STOCKS - 97.3% - CONTINUED
TRANSPORTATION - 2.6% - (CONTINUED)
     YRC Worldwide, Inc. *                                  16,400         $624
--------------------------------------------------------------------------------
                                                                          8,815
--------------------------------------------------------------------------------
TRUCKING & LEASING - 0.2%
      GATX Corp.                                            14,000          578
--------------------------------------------------------------------------------
WATER - 0.3%
      Aqua America, Inc.                                    36,566        1,017
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $293,671)                                                         331,131

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)        (000S)
SHORT-TERM INVESTMENTS - 4.1%
      Barclays Bank, Global Treasury Services,
            London, Eurodollar Time Deposit,
            4.95%, 4/3/06                                  $13,513       13,513
      U.S. Treasury Bill, (1)
            4.03%, 4/6/06                                      435          435
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $13,948)                                                           13,948

TOTAL INVESTMENTS - 101.4%
--------------------------------------------------------------------------------
(COST $307,619)                                                         345,079
      Liabilities less Other Assets - (1.4)%                             (4,780)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $340,299

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

 *    Non-Income Producing Security

At March 31, 2006, the Mid Cap Index Fund had open futures contracts as follows:

                               NOTIONAL                               UNREALIZED
                 NUMBER OF      AMOUNT      CONTRACT      CONTRACT      GAINS
      TYPE       CONTRACTS      (000S)      POSITION        EXP.        (000S)
S&P MidCap
400 E-Mini          45          $3,593        Long          6/06         $11

S&P MidCap
400                 16           6,387        Long          6/06         223
--------------------------------------------------------------------------------
Total                                                                   $234

At March 31, 2006, the industry sectors for the Mid Cap Index Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                      INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.4%
Consumer Staples                                                            1.8
Energy                                                                      9.6
Financials                                                                 19.3
Health Care                                                                10.2
Industrials                                                                15.0
Information Technology                                                     16.7
Materials                                                                   4.4
Telecommunication Services                                                  0.4
Utilities                                                                   7.2
--------------------------------------------------------------------------------
Total                                                                     100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    36      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
SMALL CAP INDEX FUND

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------

COMMON STOCKS - 99.2%
ADVERTISING - 0.3%
   Advo, Inc.                                           11,862           $380
   Catalina Marketing Corp.                             17,800            411
   Greenfield Online, Inc. *                             6,800             41
   Marchex, Inc., Class B *                              7,400            159
   ValueVision Media, Inc., Class A *                   10,200            130
   Ventiv Health, Inc. *                                10,100            335
--------------------------------------------------------------------------------
                                                                        1,456
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.4%
   AAR Corp. *                                          12,900            367
   Argon ST, Inc. *                                      3,840            129
   Armor Holdings, Inc. *                               12,400            723
   BE Aerospace, Inc. *                                 26,600            668
   Curtiss-Wright Corp.                                  7,700            510
   DRS Technologies, Inc.                               17,386            954
   EDO Corp.                                             6,000            185
   Esterline Technologies Corp. *                        8,900            380
   GenCorp, Inc. *                                      20,000            411
   Heico Corp.                                           8,100            257
   Herley Industries, Inc. *                             5,300            111
   Innovative Solutions & Support, Inc. *                5,100             66
   K&F Industries Holdings, Inc. *                       5,800             96
   Kaman Corp.                                           8,400            211
   Moog, Inc., Class A *                                12,862            457
   MTC Technologies, Inc. *                              3,800            106
   Orbital Sciences Corp. *                             19,300            305
   Sequa Corp., Class A *                                2,200            215
   Teledyne Technologies, Inc. *                        12,200            434
   Triumph Group, Inc. *                                 6,000            266
   United Industrial Corp. of New York                   3,800            232
--------------------------------------------------------------------------------
                                                                        7,083
--------------------------------------------------------------------------------
AGRICULTURE - 0.3%
   Alico, Inc.                                           1,300             59
   Alliance One International, Inc.                     30,700            149
   Andersons (The), Inc.                                 4,100            321
   Delta & Pine Land Co.                                13,700            413
   Maui Land & Pineapple Co., Inc. *                     1,100             41
   Tejon Ranch Co. *                                     3,200            156
   Universal Corp. of Virginia                           9,400            346
   Vector Group Ltd.                                    11,681            223
--------------------------------------------------------------------------------
                                                                        1,708
--------------------------------------------------------------------------------
AIRLINES - 0.6%
   Airtran Holdings, Inc. *                             31,400            568

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
AIRLINES - 0.6% - (CONTINUED)
   Alaska Air Group, Inc. *                             12,300           $436
   Continental Airlines, Inc., Class B *                30,900            831
   ExpressJet Holdings, Inc. *                          16,500            123
   Frontier Airlines, Inc. *                            13,750            106
   MAIR Holdings, Inc. *                                   600              3
   Mesa Air Group, Inc. *                               11,800            135
   Pinnacle Airlines Corp. *                             8,100             54
   Republic Airways Holdings, Inc. *                     6,400             95
   Skywest, Inc.                                        20,800            609
   World Air Holdings, Inc. *                            9,200             90
--------------------------------------------------------------------------------
                                                                        3,050
--------------------------------------------------------------------------------
APPAREL - 0.9%
   Carter's, Inc. *                                      6,600            445
   Cherokee, Inc.                                        2,900            117
   CROCS, Inc. *                                         3,100             78
   Deckers Outdoor Corp. *                               3,800            154
   DHB Industries, Inc. *                               10,500             50
   Guess?, Inc. *                                        5,700            223
   Gymboree Corp. *                                     11,100            289
   Hartmarx Corp. *                                      9,800             87
   K-Swiss, Inc., Class A                                9,700            292
   Kellwood Co.                                          9,350            294
   Maidenform Brands, Inc. *                             5,600             62
   Oxford Industries, Inc.                               4,900            251
   Perry Ellis International, Inc. *                     3,500             79
   Phillips-Van Heusen Corp.                            11,500            439
   Russell Corp.                                        12,800            177
   Skechers U.S.A., Inc., Class A *                      8,500            212
   Steven Madden Ltd. *                                  5,400            192
   Stride Rite Corp.                                    12,600            182
   Volcom, Inc. *                                        2,000             71
   Warnaco Group (The), Inc. *                          17,500            420
   Weyco Group, Inc.                                     2,000             45
   Wolverine World Wide, Inc.                           21,700            480
--------------------------------------------------------------------------------
                                                                        4,639
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.1%
   A.S.V., Inc. *                                        6,700            216
   Wabash National Corp.                                10,900            215
--------------------------------------------------------------------------------
                                                                          431
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.6%
   Accuride Corp. *                                      4,100             47
   Aftermarket Technology Corp. *                        8,200            185

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    37      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
AUTO PARTS & EQUIPMENT - 0.6% - (CONTINUED)
   American Axle & Manufacturing Holdings, Inc.         15,000           $257
   ArvinMeritor, Inc.                                   25,200            376
   Bandag, Inc.                                          3,800            159
   Commercial Vehicle Group, Inc. *                      5,600            108
   Cooper Tire & Rubber Co.                             22,500            323
   Hayes Lemmerz International, Inc. *                  13,300             36
   Keystone Automotive Industries, Inc. *                6,100            257
   Modine Manufacturing Co.                             13,100            386
   Noble International Ltd.                              4,350             74
   Standard Motor Products, Inc.                         6,100             54
   Strattec Security Corp. *                             1,100             41
   Superior Industries International, Inc.               8,400            163
   Tenneco Automotive, Inc. *                           16,000            347
   Titan International, Inc.                             5,800            100
   Visteon Corp. *                                      45,600            210
--------------------------------------------------------------------------------
                                                                        3,123
--------------------------------------------------------------------------------
BANKS - 7.2%
   1st Source Corp.                                      4,326            130
   Alabama National Bancorp                              5,200            356
   Amcore Financial, Inc.                                8,282            262
   AmericanWest Bancorp *                                4,120            109
   Ameris Bancorp                                        4,320            101
   Ames National Corp.                                   2,800             68
   Arrow Financial Corp.                                 3,167             87
   Banc Corp. *                                          3,700             44
   Bancfirst Corp.                                       3,128            136
   Bancorp, Inc. of Delaware *                           3,185             78
   BancorpSouth, Inc.                                   29,400            706
   BancTrust Financial Group, Inc.                       2,700             60
   Bank Mutual Corp.                                    21,706            257
   Bank of Granite Corp.                                 4,660             94
   Bank of the Ozarks, Inc.                              3,600            131
   Banner Corp.                                          3,500            119
   Beverly Hills Bancorp, Inc.                           5,261             56
   Boston Private Financial Holdings, Inc.              13,000            439
   Camden National Corp.                                 2,536             97
   Capital City Bank Group, Inc.                         4,108            146
   Capital Corp. of the West                             3,240            119
   Capital Crossing Bank *                               2,200             70
   Capitol Bancorp Ltd.                                  4,400            206
   Cardinal Financial Corp.                              9,100            123
   Cascade Bancorp                                       5,625            166

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
BANKS - 7.2% - (CONTINUED)
   Cathay General Bancorp, Inc.                         17,200           $647
   Centennial Bank Holdings, Inc. *                     21,400            250
   Center Financial Corp.                                4,200            102
   Central Pacific Financial Corp.                      11,280            414
   Chemical Financial Corp.                              8,504            275
   Chittenden Corp.                                     17,716            513
   Citizens & Northern Corp.                             2,523             61
   Citizens Banking Corp. of Michigan                   16,300            438
   City Holding Co.                                      7,000            258
   CityBank Lynwood of Washington                        2,800            130
   Coastal Financial Corp.                               5,496             76
   CoBiz, Inc.                                           4,450             92
   Colony Bankcorp, Inc.                                 1,800             40
   Columbia Banking System, Inc.                         6,266            210
   Commercial Bankshares, Inc. of Florida                1,200             42
   Community Bancorp *                                   2,000             62
   Community Bank System, Inc.                          12,100            270
   Community Banks, Inc.                                 7,338            209
   Community Trust Bancorp, Inc.                         4,935            167
   Corus Bankshares, Inc.                                7,200            428
   CVB Financial Corp.                                  21,077            360
   Enterprise Financial Services Corp. *                 2,200             60
   EuroBancshares, Inc. *                                3,700             44
   Farmers Capital Bank Corp.                            2,100             66
   Financial Institutions, Inc.                          2,900             55
   First Bancorp of North Carolina                       3,900             87
   First BanCorp of Puerto Rico                         24,300            300
   First Busey Corp.                                     4,950            104
   First Charter Corp.                                  10,200            252
   First Citizens Bancshares, Inc., Class A              2,200            425
   First Commonwealth Financial Corp.                   26,628            390
   First Community Bancorp of California                 5,700            329
   First Community Bancshares, Inc. of Virginia          3,359            107
   First Financial Bancorp                              12,724            212
   First Financial Bankshares, Inc.                      6,661            255
   First Financial Corp. of Indiana                      4,806            143
   First Indiana Corp.                                   5,577            156
   First Merchants Corp.                                 6,527            173
   First Midwest Bancorp, Inc. of Illinois              17,500            640
   First Oak Brook Bancshares, Inc.                      2,250             60
   First Regional Bancorp of California *                1,000             89
   First Republic Bank of California                     8,450            320

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    38      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
BANKS - 7.2% - (CONTINUED)
   First South Bancorp, Inc. of North Carolina           1,200            $45
   First State Bancorporation of New Mexico              6,200            165
   FNB Corp. of Pennsylvania                            21,229            363
   FNB Corp. of Virginia                                 2,000             68
   Fremont General Corp.                                24,400            526
   Frontier Financial Corp.                              8,800            291
   GB&T Bancshares, Inc.                                 3,700             83
   Glacier Bancorp, Inc.                                11,796            366
   Gold Banc Corp., Inc.                                15,300            280
   Great Southern Bancorp, Inc.                          3,700            107
   Greater Bay Bancorp                                  19,600            544
   Greene County Bancshares, Inc.                        2,200             64
   Hancock Holding Co.                                  10,024            466
   Hanmi Financial Corp.                                15,400            278
   Harleysville National Corp.                           9,339            212
   Heartland Financial USA, Inc.                         3,300             78
   Heritage Commerce Corp.                               3,400             85
   IBERIABANK Corp.                                      3,575            202
   Independent Bank Corp. of Massachusetts               5,000            161
   Independent Bank Corp. of Michigan                    8,567            244
   Integra Bank Corp.                                    5,443            124
   Interchange Financial Services Corp. of
      New Jersey                                         6,000            114
   Irwin Financial Corp.                                 7,200            139
   Lakeland Bancorp, Inc.                                5,403             84
   Lakeland Financial Corp.                              1,800             84
   Macatawa Bank Corp.                                   3,622            137
   Main Street Banks, Inc.                               6,400            166
   MainSource Financial Group, Inc.                      3,462             65
   MB Financial, Inc.                                    8,450            299
   MBT Financial Corp.                                   5,500             92
   Mercantile Bank Corp.                                 2,915            114
   Mid-State Bancshares                                  8,100            238
   Midwest Banc Holdings, Inc.                           5,300            138
   Nara Bancorp, Inc.                                    8,000            140
   National Penn Bancshares, Inc.                       15,990            340
   NBC Capital Corp.                                     2,400             55
   NBT Bancorp, Inc.                                    11,604            270
   Northern Empire Bancshares *                          2,400             61
   Old National Bancorp of Indiana                      25,095            543
   Old Second Bancorp, Inc.                              4,338            142
   Omega Financial Corp.                                 3,978            135
   Oriental Financial Group, Inc.                        8,247            119

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
BANKS - 7.2% - (CONTINUED)
   Pacific Capital Bancorp                              17,233           $583
   Park National Corp.                                   4,525            482
   Peapack Gladstone Financial Corp.                     2,651             68
   Pennsylvania Commerce Bancorp, Inc. *                 1,500             45
   Peoples Bancorp, Inc. of Ohio                         3,560            107
   Pinnacle Financial Partners, Inc. *                   3,800            104
   Placer Sierra Bancshares                              3,000             86
   Preferred Bank of California                          1,100             56
   Premierwest Bancorp,                                  4,600             85
   PrivateBancorp, Inc.                                  6,400            266
   Prosperity Bancshares, Inc.                           8,400            254
   Provident Bankshares Corp.                           12,756            465
   R & G Financial Corp., Class B                       10,650            135
   Renasant Corp.                                        3,200            118
   Republic Bancorp, Inc. of Kentucky, Class A           2,894             59
   Republic Bancorp, Inc. of Michigan                   29,849            359
   Royal Bancshares of Pennsylvania, Inc.,
      Class A                                            1,614             40
   S & T Bancorp, Inc.                                  10,100            369
   Sandy Spring Bancorp, Inc.                            5,100            194
   Santander BanCorp                                     1,679             43
   SCBT Financial Corp.                                  2,887            101
   Seacoast Banking Corp. of Florida                     4,020            117
   Security Bank Corp. of Georgia                        3,600             91
   Sierra Bancorp                                        1,800             46
   Signature Bank of New York *                          4,800            156
   Simmons First National Corp., Class A                 5,000            149
   Southside Bancshares, Inc.                            3,630             73
   Southwest Bancorp, Inc. of Oklahoma                   5,600            125
   State Bancorp, Inc. of New York                       3,036             46
   Sterling Bancorp of New York                          7,629            157
   Sterling Bancshares, Inc. of Texas                   17,325            313
   Sterling Financial Corp. of Pennsylvania              9,257            202
   Sterling Financial Corp. of Washington               13,154            381
   Suffolk Bancorp                                       3,900            135
   Summit Bancshares, Inc. of Texas                      2,900             56
   Summit Financial Group, Inc.                          1,400             28
   Sun Bancorp, Inc. of New Jersey *                     3,354             65
   Susquehanna Bancshares, Inc.                         17,879            461
   SVB Financial Group *                                13,300            706
   SY Bancorp, Inc.                                      3,700             98
   Taylor Capital Group, Inc.                            1,900             74
   Texas Capital Bancshares, Inc. *                      8,900            214

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    39      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
BANKS - 7.2% - (CONTINUED)
   Texas Regional Bancshares, Inc., Class A             17,216           $508
   Tompkins Trustco, Inc.                                2,503            121
   Trico Bancshares                                      3,800            108
   Trustco Bank Corp. of New York                       29,294            357
   Trustmark Corp.                                      17,900            566
   UCBH Holdings, Inc.                                  34,600            655
   UMB Financial Corp.                                   5,856            411
   Umpqua Holdings Corp.                                16,783            478
   Union Bankshares Corp. of Virginia                    2,900            133
   United Bankshares, Inc.                              13,700            524
   United Community Banks, Inc. of Georgia              10,900            307
   United Security Bancshares, Inc.                      1,900             51
   Univest Corp. of Pennsylvania                         3,650             93
   USB Holding Co., Inc.                                 4,574            105
   USB Holdings Co., Inc. - Fractional *                50,000             --
   Vineyard National Bancorp                             3,350             98
   Virginia Commerce Bancorp *                           2,856            103
   Virginia Financial Group, Inc.                        2,500            100
   W. Holding Co., Inc.                                 38,400            302
   Washington Trust Bancorp, Inc.                        4,400            124
   WesBanco, Inc.                                        7,800            256
   West Bancorp                                          5,985            119
   West Coast Bancorp of Oregon                          5,007            140
   Westamerica Bancorporation                           12,500            649
   Western Sierra Bancorp                                2,825            128
   Wilshire Bancorp, Inc.                                4,600             86
   Wintrust Financial Corp.                              9,000            524
   Yardville National Bancorp                            2,900            107
--------------------------------------------------------------------------------
                                                                       36,563
--------------------------------------------------------------------------------
BEVERAGES - 0.2%
   Boston Beer Co., Inc., Class A *                      3,200             83
   Coca-Cola Bottling Co. Consolidated                   1,527             70
   Farmer Bros. Co.                                      2,200             49
   Green Mountain Coffee, Inc. *                         1,600             64
   Hansen Natural Corp. *                                5,400            681
   Overland Beverage Distributing *                         20             --
   Peet's Coffee & Tea, Inc. *                           5,300            159
--------------------------------------------------------------------------------
                                                                        1,106
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.2%
   Aastrom Biosciences, Inc. *                          38,400             78
   Alexion Pharmaceuticals, Inc. *                      11,100            393
   Applera Corp. (Celera Genomics Group) *              25,900            303

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
BIOTECHNOLOGY - 2.2% - (CONTINUED)
   Arena Pharmaceuticals, Inc. *                        16,600           $301
   Ariad Pharmaceuticals, Inc. *                        23,200            153
   Arqule, Inc. *                                       11,300             65
   Barrier Therapeutics, Inc. *                          5,600             54
   Bio-Rad Laboratories, Inc., Class A *                 6,300            393
   Cambrex Corp.                                        10,100            197
   Cell Genesys, Inc. *                                 17,600            140
   Coley Pharmaceutical Group, Inc. *                    2,600             39
   Cotherix, Inc. *                                      5,500             50
   CuraGen Corp. *                                      18,400             92
   Curis, Inc. *                                        17,600             42
   Decode Genetics, Inc. *                              20,300            176
   Digene Corp. *                                        6,300            246
   Diversa Corp. *                                       8,200             75
   Encysive Pharmaceuticals, Inc. *                     21,900            107
   Enzo Biochem, Inc. *                                  9,207            124
   Enzon Pharmaceuticals, Inc. *                        16,600            135
   Exelixis, Inc. *                                     30,900            371
   Genitope Corp. *                                      9,300             81
   Genomic Health, Inc. *                                2,300             24
   Geron Corp. *                                        22,300            185
   GTX, Inc. *                                           1,700             19
   Human Genome Sciences, Inc. *                        47,333            515
   ICOS Corp. *                                         23,300            514
   Illumina, Inc. *                                     13,400            318
   Immunogen, Inc. *                                    16,600             72
   Incyte Corp. *                                       31,600            190
   Integra LifeSciences Holdings Corp. *                 7,600            311
   InterMune, Inc. *                                     9,400            174
   Keryx Biopharmaceuticals, Inc. *                     10,600            203
   Lexicon Genetics, Inc. *                             21,500            119
   Lifecell Corp. *                                     11,900            268
   Martek Biosciences Corp. *                           11,300            371
   Maxygen, Inc. *                                       8,000             66
   Momenta Pharmaceuticals, Inc. *                       3,800             75
   Monogram Biosciences, Inc. *                         46,700             86
   Myogen, Inc. *                                        7,400            268
   Myriad Genetics, Inc. *                              13,900            363
   Nanogen, Inc. *                                      21,500             65
   Nektar Therapeutics *                                30,800            628
   Northfield Laboratories, Inc. *                       9,400             94
   Orchid Cellmark, Inc. *                               8,900             51

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    40      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
BIOTECHNOLOGY - 2.2% - (CONTINUED)
   Regeneron Pharmaceuticals, Inc. *                    13,000           $216
   Savient Pharmaceuticals, Inc. *                      22,890            122
   Seattle Genetics, Inc. *                              9,900             51
   Serologicals Corp. *                                 13,200            323
   StemCells, Inc. *                                    24,600             88
   SuperGen, Inc. *                                     19,700            112
   Telik, Inc. *                                        18,400            356
   Tercica, Inc. *                                       4,400             30
   Vertex Pharmaceuticals, Inc. *                       39,700          1,453
--------------------------------------------------------------------------------
                                                                       11,345
--------------------------------------------------------------------------------
BUILDING MATERIALS - 1.2%
   Aaon, Inc. *                                          3,400             81
   Apogee Enterprises, Inc.                             10,800            182
   Builders FirstSource, Inc. *                          4,000             91
   Comfort Systems USA, Inc.                            15,300            207
   Drew Industries, Inc. *                               5,800            206
   Eagle Materials, Inc.                                20,100          1,282
   ElkCorp                                               7,607            257
   Genlyte Group, Inc. *                                 9,000            613
   Interline Brands, Inc. *                              4,530            114
   Lennox International, Inc.                           21,400            639
   LSI Industries, Inc.                                  7,812            133
   NCI Building Systems, Inc. *                          7,500            448
   Simpson Manufacturing Co., Inc.                      13,600            589
   Texas Industries, Inc.                                8,100            490
   Trex Co., Inc. *                                      4,400            140
   Universal Forest Products, Inc.                       6,000            381
--------------------------------------------------------------------------------
                                                                        5,853
--------------------------------------------------------------------------------
CHEMICALS - 1.6%
   American Vanguard Corp.                               3,600            110
   Arch Chemicals, Inc.                                  8,800            268
   Balchem Corp.                                         3,600             83
   CF Industries Holdings, Inc.                         15,300            260
   Ferro Corp.                                          15,250            305
   Fuller (H.B.) Co.                                    11,000            565
   Georgia Gulf Corp.                                   12,100            314
   Grace (W.R.) & Co. *                                 23,900            318
   Hercules, Inc. *                                     40,600            560
   Innospec, Inc.                                        4,200            108
   Kronos Worldwide, Inc.                                1,078             33
   MacDermid, Inc.                                      10,700            344
   Minerals Technologies, Inc.                           7,200            421

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
CHEMICALS - 1.6% - (CONTINUED)
   NewMarket Corp.                                       6,500           $309
   NL Industries, Inc.                                   3,100             33
   Olin Corp.                                           26,100            560
   OM Group, Inc. *                                     10,400            239
   Pioneer Cos., Inc. *                                  4,400            134
   PolyOne Corp. *                                      34,900            325
   Rockwood Holdings, Inc. *                             6,900            159
   Schulman (A.), Inc.                                  11,700            290
   Sensient Technologies Corp.                          16,200            292
   Spartech Corp.                                       12,100            290
   Stepan Co.                                            1,800             53
   Symyx Technologies, Inc. *                           12,300            341
   Terra Industries, Inc. *                             34,600            244
   Tronox, Inc., Class A                                14,800            251
   UAP Holding Corp.                                    12,900            277
   Wellman, Inc.                                        12,200             78
   Westlake Chemical Corp.                               5,000            173
   Zoltek Cos., Inc. *                                   4,400            101
--------------------------------------------------------------------------------
                                                                        7,838
--------------------------------------------------------------------------------
COAL - 0.1%
   Alpha Natural Resources, Inc. *                      10,370            240
   Foundation Coal Holdings, Inc.                        8,370            345
   James River Coal Co. *                                5,100            173
--------------------------------------------------------------------------------
                                                                          758
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.9%
   Aaron Rents, Inc.                                    13,650            371
   ABM Industries, Inc.                                 14,748            283
   ACE Cash Express, Inc. *                              4,600            115
   Administaff, Inc.                                     7,400            402
   Advance America Cash Advance Centers, Inc.           24,310            350
   Advisory Board (The) Co. *                            7,300            407
   Albany Molecular Research, Inc. *                     8,900             90
   Alderwoods Group, Inc. *                             14,200            254
   AMN Healthcare Services, Inc. *                       4,600             86
   Arbitron, Inc.                                       11,600            392
   Bankrate, Inc. *                                      3,600            157
   Banta Corp.                                           9,150            476
   BearingPoint, Inc. *                                 66,100            561
   Bowne & Co., Inc.                                    12,100            202
   Bright Horizons Family Solutions, Inc. *             10,300            399
   CBIZ, Inc. *                                         22,100            177
   CDI Corp.                                             4,900            141

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    41      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
COMMERCIAL SERVICES - 4.9% - (CONTINUED)
   Central Parking Corp.                                 6,244           $100
   Cenveo, Inc. *                                       19,770            328
   Chemed Corp.                                          9,100            540
   Clark, Inc.                                           5,600             66
   Coinmach Service Corp., Class A                       8,000             75
   Coinstar, Inc. *                                      9,700            251
   Consolidated Graphics, Inc. *                         4,300            224
   Corinthian Colleges, Inc. *                          33,400            481
   Corrections Corp. of America *                       14,710            665
   Corvel Corp. *                                        2,250             50
   CoStar Group, Inc. *                                  6,200            322
   CRA International, Inc. *                             4,400            217
   Cross Country Healthcare, Inc. *                     11,200            217
   DeVry, Inc. *                                        20,800            474
   DiamondCluster International, Inc. *                 11,300            121
   Dollar Thrifty Automotive Group *                     8,900            404
   Educate, Inc. *                                       6,500             55
   Electro Rent Corp. *                                  5,874            100
   Escala Group, Inc. *                                  2,500             65
   Euronet Worldwide, Inc. *                            11,800            446
   Exponent, Inc. *                                      2,700             85
   First Advantage Corp., Class A *                      3,200             77
   Forrester Research, Inc. *                            4,900            109
   FTI Consulting, Inc. *                               14,625            417
   Gartner, Inc. *                                      19,700            275
   Geo Group, Inc. *                                     3,100            103
   Gevity HR, Inc.                                      10,400            254
   Global Cash Access, Inc. *                            5,600             98
   H&E Equipment Services, Inc. *                        4,100            119
   Healthcare Services Group                            10,525            225
   Healthspring, Inc. *                                  6,200            115
   Heartland Payment Systems, Inc. *                     2,600             64
   Heidrick & Struggles International, Inc. *            7,400            268
   Hooper Holmes, Inc.                                  20,000             58
   Hudson Highland Group, Inc. *                         9,200            174
   Huron Consulting Group, Inc. *                        2,000             61
   iPayment, Inc. *                                      4,900            210
   Jackson Hewitt Tax Service, Inc.                     13,500            426
   Kelly Services, Inc., Class A                         6,029            164
   Kenexa Corp. *                                        2,100             65
   Kforce, Inc. *                                       12,200            156
   Korn/Ferry International *                           12,500            255

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
COMMERCIAL SERVICES - 4.9% - (CONTINUED)
   Labor Ready, Inc. *                                  19,900           $477
   Landauer, Inc.                                        3,500            176
   Learning Tree International, Inc. *                   3,200             39
   LECG Corp. *                                          6,100            118
   MAXIMUS, Inc.                                         6,500            234
   McGrath Rentcorp                                      7,364            221
   Midas, Inc. *                                         6,400            140
   Monro Muffler, Inc.                                   3,500            130
   Morningstar, Inc. *                                   2,900            130
   MPS Group, Inc. *                                    37,300            571
   Navigant Consulting, Inc. *                          17,400            372
   NCO Group, Inc. *                                    12,150            289
   Odyssey Marine Exploration, Inc. *                   12,500             46
   Parexel International Corp. *                        10,000            264
   PHH Corp. *                                          18,700            499
   PRA International *                                   4,500            112
   Pre-Paid Legal Services, Inc.                         3,500            124
   PRG-Schultz International, Inc. *                    15,350              9
   Providence Service (The) Corp. *                      3,530            115
   Quanta Services, Inc. *                              41,800            670
   Rent-Way, Inc. *                                      9,587             69
   Resources Connection, Inc. *                         17,000            423
   Rollins, Inc.                                        10,500            213
   Senomyx, Inc. *                                       9,340            154
   SFBC International, Inc. *                            6,950            169
   Sotheby's Holdings, Inc., Class A *                  13,700            398
   Source Interlink Cos., Inc. *                        12,800            146
   SOURCECORP, Inc. *                                    6,100            147
   Spherion Corp. *                                     23,030            240
   Startek, Inc.                                         4,400            104
   Stewart Enterprises, Inc., Class A                   38,600            220
   Strayer Education, Inc.                               5,500            562
   TeleTech Holdings, Inc. *                            13,700            152
   TNS, Inc. *                                           4,000             85
   United Rentals, Inc. *                               24,400            842
   Universal Technical Institute, Inc. *                 8,100            244
   Valassis Communications, Inc. *                      18,127            532
   Vertrue, Inc. *                                       3,000            125
   Viad Corp.                                            7,800            267
   Volt Information Sciences, Inc. *                     2,550             78
   Watson Wyatt & Co. Holdings                          15,600            508

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    42      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
COMMERCIAL SERVICES - 4.9% - (CONTINUED)
   Wright Express Corp. *                               14,390           $404
--------------------------------------------------------------------------------
                                                                       24,660
--------------------------------------------------------------------------------
COMPUTERS - 2.7%
   3D Systems Corp. *                                    4,200             90
   Advanced Digital Information Corp. *                 24,200            212
   Agilysys, Inc.                                       11,087            167
   Ansoft Corp. *                                        2,600            108
   Anteon International Corp. *                          9,900            540
   Brocade Communications Systems, Inc. *               96,300            643
   Catapult Communications Corp. *                       3,900             52
   CIBER, Inc. *                                        19,900            127
   COMSYS IT Partners, Inc. *                            4,900             53
   Covansys Corp. *                                     10,400            179
   Dot Hill Systems Corp. *                             17,000            121
   Echelon Corp. *                                       9,900             93
   Electronics for Imaging, Inc. *                      20,400            571
   Factset Research Systems, Inc.                       12,150            539
   Gateway, Inc. *                                      91,800            201
   Henry (Jack) & Associates, Inc.                      27,400            627
   Hutchinson Technology, Inc. *                         8,915            269
   iGate Corp. *                                         7,100             42
   IHS, Inc., Class A *                                  5,300            145
   Imation Corp.                                        12,600            541
   Integral Systems, Inc. of Maryland                    3,450             93
   Intergraph Corp. *                                   10,500            437
   InterVoice, Inc. *                                   14,700            127
   Kanbay International, Inc. *                          9,800            149
   Komag, Inc. *                                        10,500            500
   Kronos, Inc. *                                       11,418            427
   Lexar Media, Inc. *                                  28,400            244
   Magma Design Automation, Inc. *                      13,400            116
   Manhattan Associates, Inc. *                         10,400            229
   Maxtor Corp. *                                       92,200            881
   McData Corp., Class A *                              55,200            255
   Mentor Graphics Corp. *                              29,200            323
   Mercury Computer Systems, Inc. *                      8,300            134
   Micros Systems, Inc. *                               14,300            659
   Mobility Electronics, Inc. *                         10,200             85
   MTS Systems Corp.                                     7,500            314
   Ness Technologies, Inc. *                             7,200             91
   Netscout Systems, Inc. *                              7,300             66
   Palm, Inc. *                                         30,302            702

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------

COMMON STOCKS - 99.2% - CONTINUED
COMPUTERS - 2.7% - (CONTINUED)
   PAR Technology Corp. *                                2,550            $45
   Perot Systems Corp., Class A *                       28,900            450
   Quantum Corp. *                                      64,300            240
   Rackable Systems, Inc. *                              2,800            148
   Radiant Systems, Inc. *                               8,900            120
   Radisys Corp. *                                       7,600            151
   Rimage Corp. *                                        4,000             90
   SI International, Inc. *                              3,800            134
   Silicon Storage Technology, Inc. *                   33,100            145
   Stratasys, Inc. *                                     4,050            119
   SYKES Enterprises, Inc. *                            10,000            142
   Synaptics, Inc. *                                     7,800            171
   Syntel, Inc.                                          2,200             42
   Talx Corp.                                           10,457            298
   Tyler Technologies, Inc. *                           12,000            132
--------------------------------------------------------------------------------
                                                                       13,579
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.1%
   Chattem, Inc. *                                       6,900            260
   Elizabeth Arden, Inc. *                               9,600            224
   Inter Parfums, Inc.                                   2,100             42
   Parlux Fragrances, Inc. *                             2,400             77
   Revlon, Inc., Class A *                              49,900            158
--------------------------------------------------------------------------------
                                                                          761
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.1%
   Aviall, Inc. *                                       12,000            457
   Beacon Roofing Supply, Inc. *                         6,900            280
   Bell Microproducts, Inc. *                           12,000             74
   BlueLinx Holdings, Inc.                               3,800             61
   Brightpoint, Inc. *                                  14,875            462
   Building Material Holding Corp.                      10,000            356
   Central European Distribution Corp. *                 7,100            273
   Handleman Co.                                         8,400             81
   Huttig Building Products, Inc. *                      3,700             34
   LKQ Corp. *                                          12,500            260
   MWI Veterinary Supply, Inc. *                         2,000             66
   Navarre Corp. *                                       9,900             42
   NuCo2, Inc. *                                         4,300            137
   Owens & Minor, Inc.                                  13,962            458
   Scansource, Inc. *                                    4,800            290
   United Stationers, Inc. *                            12,392            658
   Watsco, Inc.                                          7,750            551

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    43      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
DISTRIBUTION/WHOLESALE - 1.1% - (CONTINUED)
   WESCO International, Inc. *                          12,000           $816
--------------------------------------------------------------------------------
                                                                        5,356
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.9%
   Accredited Home Lenders Holding Co. *                 6,300            322
   Advanta Corp., Class B                                6,900            254
   Asset Acceptance Capital Corp. *                      3,600             70
   Asta Funding, Inc.                                    4,000            133
   BKF Capital Group, Inc.                               2,600             34
   Calamos Asset Management, Inc., Class A               8,700            325
   CharterMac                                           15,300            310
   Cityscape Financial Corp. *                           3,800             --
   Cohen & Steers, Inc.                                  2,800             69
   CompuCredit Corp. *                                   8,400            309
   Delta Financial Corp.                                 1,900             18
   Doral Financial Corp.                                30,800            356
   Encore Capital Group, Inc. *                          5,600             83
   eSPEED, Inc., Class A *                               8,200             65
   Federal Agricultural Mortgage Corp., Class C          3,900            115
   Financial Federal Corp.                              10,100            296
   GAMCO Investors, Inc., Class A                        2,600            104
   GFI Group, Inc. *                                     2,320            120
   Greenhill & Co., Inc.                                 4,600            304
   IntercontinentalExchange, Inc. *                      6,700            463
   International Securities Exchange, Inc.               4,000            166
   Investment Technology Group, Inc. *                  14,200            707
   Knight Capital Group, Inc., Class A *                39,600            552
   LaBranche & Co., Inc. *                              19,000            300
   MarketAxess Holdings, Inc. *                          9,700            117
   Marlin Business Services, Inc. *                      1,800             40
   Nasdaq Stock Market, Inc. (The) *                    18,600            745
   National Financial Partners Corp.                    13,299            752
   Ocwen Financial Corp. *                              12,300            126
   optionsXpress Holdings, Inc.                          7,730            225
   Piper Jaffray Cos. *                                  7,300            401
   Portfolio Recovery Associates, Inc. *                 6,000            281
   Sanders Morris Harris Group, Inc.                     3,800             61
   Stifel Financial Corp. *                              3,333            145
   SWS Group, Inc.                                       5,377            141
   TradeStation Group, Inc. *                            7,500            104
   Waddell & Reed Financial, Inc., Class A              28,700            663
   World Acceptance Corp. *                              7,400            203
--------------------------------------------------------------------------------
                                                                        9,479
--------------------------------------------------------------------------------

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
ELECTRIC - 1.4%
   Allete, Inc.                                          9,000           $419
   Aquila, Inc. *                                      133,500            533
   Avista Corp.                                         18,700            386
   Black Hills Corp.                                    11,900            405
   Central Vermont Public Service Corp.                  4,700            100
   CH Energy Group, Inc.                                 5,700            274
   Cleco Corp.                                          19,100            426
   Duquesne Light Holdings, Inc.                        28,800            475
   El Paso Electric Co. *                               17,500            333
   Empire District Electric (The) Co.                   10,200            227
   Idacorp, Inc.                                        16,200            527
   ITC Holdings Corp.                                    4,600            121
   MGE Energy, Inc.                                      6,825            226
   NorthWestern Corp.                                   13,300            414
   Ormat Technologies, Inc.                              2,900            110
   Otter Tail Corp.                                      9,900            284
   Pike Electric Corp. *                                 5,200            109
   Sierra Pacific Resources *                           73,588          1,016
   UIL Holdings Corp.                                    4,900            257
   Unisource Energy Corp.                               12,120            370
--------------------------------------------------------------------------------
                                                                        7,012
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
   Advanced Energy Industries, Inc. *                   10,400            147
   American Superconductor Corp. *                      12,300            140
   Artesyn Technologies, Inc. *                         14,391            158
   Belden CDT, Inc.                                     15,612            425
   C&D Technologies, Inc.                                9,900             91
   China Energy Savings Technology, Inc. *               1,100              4
   Color Kinetics, Inc. *                                5,200            110
   Encore Wire Corp. *                                   6,100            207
   Energy Conversion Devices, Inc. *                     9,500            467
   EnerSys *                                            15,800            218
   General Cable Corp. *                                18,000            546
   GrafTech International Ltd. *                        34,100            208
   Greatbatch, Inc. *                                    7,500            164
   Intermagnetics General Corp. *                       15,439            387
   Littelfuse, Inc. *                                    8,700            297
   Medis Technologies Ltd. *                             5,796            135
   Powell Industries, Inc. *                             2,300             50
   Power-One, Inc. *                                    28,600            206
   Superior Essex, Inc. *                                6,750            172
   Ultralife Batteries, Inc. *                           5,700             73

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    44      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9% - (CONTINUED)
   Universal Display Corp. *                             9,000           $129
   Valence Technology, Inc. *                           15,300             38
   Vicor Corp.                                           6,800            134
--------------------------------------------------------------------------------
                                                                        4,506
--------------------------------------------------------------------------------
ELECTRONICS - 2.4%
   American Science & Engineering, Inc. *                3,100            290
   Analogic Corp.                                        5,300            351
   Badger Meter, Inc.                                    2,200            125
   Bel Fuse, Inc., Class B                               3,900            137
   Benchmark Electronics, Inc. *                        14,842            569
   Brady Corp., Class A                                 15,338            575
   Checkpoint Systems, Inc. *                           13,400            360
   Cogent, Inc. *                                        8,800            161
   Coherent, Inc. *                                     11,000            386
   CTS Corp.                                            12,280            164
   Cubic Corp.                                           6,100            146
   Cymer, Inc. *                                        13,000            591
   Daktronics, Inc.                                      5,600            204
   Dionex Corp. *                                        7,600            467
   Electro Scientific Industries, Inc. *                11,000            243
   Excel Technology, Inc. *                              4,000            118
   Fargo Electronics, Inc. *                             5,000             85
   FARO Technologies, Inc. *                             4,300             61
   FEI Co. *                                             9,300            185
   Identix, Inc. *                                      33,100            263
   II-VI, Inc. *                                         9,100            165
   International DisplayWorks, Inc. *                   15,100             99
   Ionatron, Inc. *                                      9,240            125
   Itron, Inc. *                                         8,900            533
   Keithley Instruments, Inc.                            4,300             66
   Kemet Corp. *                                        30,400            288
   LaBarge, Inc. *                                       3,900             58
   LeCroy Corp. *                                        5,100             80
   Lo-Jack Corp. *                                       6,400            153
   Measurement Specialties, Inc. *                       4,100            107
   Methode Electronics, Inc.                            14,042            153
   Metrologic Instruments, Inc. *                        4,600            106
   Molecular Devices Corp. *                             6,500            216
   Multi-Fineline Electronix, Inc. *                     3,000            175
   OSI Systems, Inc. *                                   5,900            125
   Park Electrochemical Corp.                            7,800            230
   Paxar Corp. *                                        12,320            241

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
ELECTRONICS - 2.4% - (CONTINUED)
   Photon Dynamics, Inc. *                               6,600           $124
   Plexus Corp. *                                       15,600            586
   Rofin-Sinar Technologies, Inc. *                      5,700            309
   Rogers Corp. *                                        5,800            316
   Sonic Solutions, Inc. *                               9,200            167
   Spatialight, Inc. *                                  10,200             36
   Sypris Solutions, Inc.                                2,700             25
   Taser International, Inc. *                          22,200            235
   Technitrol, Inc.                                     14,200            341
   TTM Technologies, Inc. *                             15,800            229
   Varian, Inc. *                                       12,100            498
   Viisage Technology, Inc. *                            5,680             99
   Watts Water Technologies, Inc., Class A               9,600            349
   Woodward Governor Co.                                10,400            346
   X-Rite, Inc.                                          7,800            104
--------------------------------------------------------------------------------
                                                                       12,165
--------------------------------------------------------------------------------
ENERGY - ALTERNATE SOURCES - 0.5%
   Covanta Holding Corp. *                              40,100            668
   Evergreen Solar, Inc. *                              14,600            225
   FuelCell Energy, Inc. *                              18,000            206
   Headwaters, Inc. *                                   14,900            593
   KFX, Inc. *                                          25,400            462
   Pacific Ethanol, Inc. *                               1,800             39
   Plug Power, Inc. *                                   20,171            101
   Quantum Fuel Systems Technologies
      Worldwide, Inc. *                                 17,800             64
   Sunpower Corp., Class A *                             3,000            114
   Syntroleum Corp. *                                   14,700            122
--------------------------------------------------------------------------------
                                                                        2,594
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.8%
   Dycom Industries, Inc. *                             14,300            304
   EMCOR Group, Inc. *                                  11,000            546
   Granite Construction, Inc.                           12,962            631
   Infrasource Services, Inc. *                          4,100             71
   Insituform Technologies, Inc., Class A *             10,200            271
   Layne Christensen Co. *                               4,500            151
   Perini Corp. *                                        7,300            222
   Shaw Group (The), Inc. *                             28,200            857
   URS Corp. *                                          15,400            620
   Washington Group International, Inc.                 10,300            591
--------------------------------------------------------------------------------
                                                                        4,264
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    45      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
ENTERTAINMENT - 0.7%
   Bally Technologies, Inc. *                           18,000           $306
   Bluegreen Corp. *                                     8,100            107
   Carmike Cinemas, Inc.                                 4,700            113
   Churchill Downs, Inc.                                 2,600            100
   Dover Downs Gaming & Entertainment, Inc.              2,930             64
   Great Wolf Resorts, Inc. *                           10,060            117
   Isle of Capri Casinos, Inc. *                         5,400            180
   Macrovision Corp. *                                  17,900            396
   Magna Entertainment Corp., Class A *                 14,200             96
   Mikohn Gaming Corp. *                                14,200            136
   Pinnacle Entertainment, Inc. *                       16,800            473
   Shuffle Master, Inc. *                               13,150            470
   Six Flags, Inc. *                                    33,200            338
   Speedway Motorsports, Inc.                            5,800            222
   Steinway Musical Instruments *                        2,200             71
   Sunterra Corp. *                                      7,700            110
   Vail Resorts, Inc. *                                 11,600            443
--------------------------------------------------------------------------------
                                                                        3,742
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.6%
   Aleris International, Inc. *                         11,100            533
   American Ecology Corp.                                5,000            102
   Calgon Carbon Corp.                                  13,700             84
   Casella Waste Systems, Inc., Class A *                7,500            107
   Clean Harbors, Inc. *                                 7,200            214
   Darling International, Inc. *                        22,300            104
   Duratek, Inc. *                                       5,300            116
   Metal Management, Inc.                                8,300            263
   Mine Safety Appliances Co.                           10,200            428
   Tetra Tech, Inc. *                                   19,591            374
   Waste Connections, Inc. *                            17,150            683
   Waste Services, Inc. *                               20,600             65
--------------------------------------------------------------------------------
                                                                        3,073
--------------------------------------------------------------------------------
FOOD - 1.2%
   American Italian Pasta Co., Class A                   8,600             54
   Arden Group, Inc., Class A                              500             46
   Chiquita Brands International, Inc.                  14,600            245
   Corn Products International, Inc.                    27,000            798
   Diamond Foods Inc                                     2,500             43
   Flowers Foods, Inc.                                  17,825            529
   Gold Kist, Inc. *                                    19,700            249
   Great Atlantic & Pacific Tea Co. *                    6,100            213
   Hain Celestial Group, Inc. *                         10,900            286

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
FOOD - 1.2% - (CONTINUED)
   Ingles Markets, Inc., Class A                         4,700            $84
   J & J Snack Foods Corp.                               4,200            141
   Lance, Inc.                                          11,700            263
   M & F Worldwide Corp. *                               3,600             51
   Nash Finch Co.                                        5,000            150
   Pathmark Stores, Inc. *                              19,200            201
   Performance Food Group Co. *                         13,700            427
   Premium Standard Farms, Inc.                          3,000             53
   Ralcorp Holdings, Inc. *                             10,800            411
   Ruddick Corp.                                        12,000            292
   Sanderson Farms, Inc.                                 6,900            155
   Sanfilippo (John B.) & Son *                          3,400             54
   Seaboard Corp.                                          120            191
   Spartan Stores, Inc.                                  8,400            107
   Tootsie Roll Industries, Inc.                         9,682            283
   United Natural Foods, Inc. *                         14,500            507
   Weis Markets, Inc.                                    5,000            223
   Wild Oats Markets, Inc. *                            10,850            221
--------------------------------------------------------------------------------
                                                                        6,277
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.6%
   Bowater, Inc.                                        20,000            592
   Buckeye Technologies, Inc. *                         10,300             93
   Caraustar Industries, Inc. *                         10,100            104
   Deltic Timber Corp.                                   3,900            236
   Glatfelter Co.                                       17,100            313
   Mercer International, Inc. *                          9,600             89
   Neenah Paper, Inc.                                    5,800            190
   Potlatch Corp.                                       17,561            752
   Rock-Tenn Co., Class A                               10,440            157
   Schweitzer-Mauduit International, Inc.                5,700            137
   Wausau Paper Corp.                                   16,742            237
   Xerium Technologies, Inc.                             5,600             53
--------------------------------------------------------------------------------
                                                                        2,953
--------------------------------------------------------------------------------
GAS - 0.7%
   Cascade Natural Gas Corp.                             5,000             99
   EnergySouth, Inc.                                     2,250             72
   Laclede Group (The), Inc.                             7,100            244
   New Jersey Resources Corp.                           10,550            477
   NICOR, Inc.                                          16,500            653
   Northwest Natural Gas Co.                            10,850            385
   Peoples Energy Corp.                                 14,200            506
   South Jersey Industries, Inc.                         9,426            257

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    46      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
GAS - 0.7% - (CONTINUED)
   Southwest Gas Corp.                                  13,900           $388
   WGL Holdings, Inc.                                   18,400            560
--------------------------------------------------------------------------------
                                                                        3,641
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.6%
   Baldor Electric Co.                                  12,653            428
   Franklin Electric Co., Inc.                           7,900            432
   Kennametal, Inc.                                     13,800            844
   Lincoln Electric Holdings, Inc.                      13,900            750
   Regal-Beloit Corp.                                    8,941            378
--------------------------------------------------------------------------------
                                                                        2,832
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.4%
   Abaxis, Inc. *                                        7,600            172
   Abiomed, Inc. *                                       7,500             97
   Adeza Biomedical Corp. *                              1,800             38
   Align Technology, Inc. *                             22,800            209
   American Medical Systems Holdings, Inc. *            25,500            574
   Angiodynamics, Inc. *                                 1,000             30
   Arrow International, Inc.                             8,200            268
   Arthrocare Corp. *                                    8,700            416
   Aspect Medical Systems, Inc. *                        6,200            170
   Biosite, Inc. *                                       6,200            322
   Bruker BioSciences Corp. *                           11,464             62
   Caliper Life Sciences, Inc. *                        12,300             79
   Candela Corp. *                                       8,500            184
   Cantel Medical Corp. *                                4,100             67
   Cepheid, Inc. *                                      18,500            169
   Conmed Corp. *                                       11,425            219
   Cyberonics, Inc. *                                    7,600            196
   Datascope Corp.                                       3,900            154
   DexCom, Inc. *                                        1,600             32
   Diagnostic Products Corp.                             8,000            381
   DJ Orthopedics, Inc. *                                7,700            306
   Encore Medical Corp. *                               18,400             94
   EPIX Pharmaceuticals, Inc. *                          8,500             30
   ev3, Inc. *                                           4,800             85
   Foxhollow Technologies, Inc. *                        5,200            159
   Haemonetics Corp. of Massachusetts *                  9,300            472
   HealthTronics, Inc. *                                12,400            102
   Hologic, Inc. *                                      15,900            880
   ICU Medical, Inc. *                                   5,300            192
   Immucor, Inc. *                                      16,387            470
   Intralase Corp. *                                     4,900            114

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
HEALTHCARE - PRODUCTS - 3.4% - (CONTINUED)
   Intuitive Surgical, Inc. *                           12,900         $1,522
   Invacare Corp.                                       10,812            336
   Inverness Medical Innovations, Inc. *                 8,100            233
   IRIS International, Inc. *                            6,200             97
   Kensey Nash Corp. *                                   3,800            109
   Kyphon, Inc. *                                       10,300            383
   Laserscope *                                          7,400            175
   LCA-Vision, Inc.                                      7,350            368
   Luminex Corp. *                                      10,000            149
   Mentor Corp.                                         11,500            521
   Merge Technologies, Inc. *                            7,500            120
   Meridian Bioscience, Inc.                             6,950            187
   Merit Medical Systems, Inc. *                        10,267            123
   Neurometrix, Inc. *                                   2,200             86
   NuVasive, Inc. *                                      6,700            126
   Oakley, Inc.                                          8,900            151
   OccuLogix, Inc. *                                     4,800             17
   OraSure Technologies, Inc. *                         17,000            175
   Palomar Medical Technologies, Inc. *                  6,400            214
   PolyMedica Corp.                                      8,800            373
   PSS World Medical, Inc. *                            24,050            464
   Somanetics Corp. *                                    4,300             95
   SonoSite, Inc. *                                      5,900            240
   Stereotaxis, Inc. *                                   5,600             71
   Steris Corp.                                         24,700            610
   SurModics, Inc. *                                     5,700            201
   Sybron Dental Specialties, Inc. *                    14,400            594
   Symmetry Medical, Inc. *                              3,470             74
   Thermogenesis Corp. *                                17,700             72
   Thoratec Corp. *                                     18,685            360
   TriPath Imaging, Inc. *                              11,600             81
   Ventana Medical Systems, Inc. *                      11,800            493
   Viasys Healthcare, Inc. *                            11,000            331
   Vital Images, Inc. *                                  4,800            164
   Vital Signs, Inc.                                     1,900            104
   Vnus Medical Technologies, Inc. *                     2,300             17
   West Pharmaceutical Services, Inc.                   11,152            387
   Wright Medical Group, Inc. *                         11,200            221
   Young Innovations, Inc.                               1,400             51
   Zoll Medical Corp. *                                  4,000            105
--------------------------------------------------------------------------------
                                                                       16,943
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    47      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
HEALTHCARE - SERVICES - 1.7%
   Alliance Imaging, Inc. *                              5,500            $35
   Allied Healthcare International, Inc. *               9,500             46
   Amedisys, Inc. *                                      5,800            202
   America Service Group, Inc. *                         5,050             66
   American Dental Partners, Inc. *                      4,800             65
   American Retirement Corp. *                          11,000            282
   Amsurg Corp. *                                       11,200            254
   Apria Healthcare Group, Inc. *                       17,200            395
   Bio-Reference Labs, Inc. *                            4,200             76
   Brookdale Senior Living, Inc.                         3,900            147
   Centene Corp. *                                      14,900            435
   Genesis HealthCare Corp. *                            7,550            332
   Gentiva Health Services, Inc. *                       9,000            164
   Healthways, Inc. *                                   12,400            632
   Horizon Health Corp. *                                4,300             85
   Kindred Healthcare, Inc. *                           10,000            251
   Magellan Health Services, Inc. *                     10,300            417
   Matria Healthcare, Inc. *                             7,300            277
   Medcath Corp. *                                       2,700             52
   Molina Healthcare, Inc. *                             3,900            130
   National Healthcare Corp.                             2,300             92
   Odyssey HealthCare, Inc. *                           13,175            227
   Option Care, Inc.                                     8,500            120
   PainCare Holdings, Inc. *                            15,000             29
   Pediatrix Medical Group, Inc. *                       9,126            937
   Psychiatric Solutions, Inc. *                        18,900            626
   Radiation Theraphy Services, Inc. *                   4,300            110
   RehabCare Group, Inc. *                               6,600            124
   Res-Care, Inc. *                                      7,800            143
   Sunrise Senior Living, Inc. *                        14,300            557
   Symbion, Inc. *                                       6,800            154
   U.S. Physical Therapy, Inc. *                         4,300             74
   United Surgical Partners International, Inc. *       16,100            570
   VistaCare, Inc., Class A *                            4,600             71
   WellCare Health Plans, Inc. *                         6,600            300
--------------------------------------------------------------------------------
                                                                        8,477
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.2%
   Resource America, Inc., Class A                       6,300            126
   Walter Industries, Inc.                              14,200            946
--------------------------------------------------------------------------------
                                                                        1,072
--------------------------------------------------------------------------------
HOME BUILDERS - 0.7%
   Brookfield Homes Corp.                                5,667            294

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
HOME BUILDERS - 0.7% - (CONTINUED)
   Champion Enterprises, Inc. *                         28,008           $419
   Coachmen Industries, Inc.                             4,900             56
   Comstock Homebuilding Cos., Inc., Class A *           2,200             24
   Fleetwood Enterprises, Inc. *                        22,100            247
   Levitt Corp., Class A                                 6,100            134
   M/I Homes, Inc.                                       4,800            226
   Monaco Coach Corp.                                   10,000            134
   Orleans Homebuilders, Inc.                            1,900             39
   Palm Harbor Homes, Inc. *                             3,112             67
   Skyline Corp.                                         2,500            103
   Technical Olympic USA, Inc.                           6,400            130
   Thor Industries, Inc.                                12,996            693
   WCI Communities, Inc. *                              12,300            342
   William Lyon Homes, Inc. *                              900             86
   Williams Scotsman International, Inc. *               6,100            153
   Winnebago Industries, Inc.                           11,900            361
--------------------------------------------------------------------------------
                                                                        3,508
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.5%
   American Woodmark Corp.                               4,300            152
   Audiovox Corp., Class A *                             6,600             79
   Bassett Furniture Industries, Inc.                    3,500             70
   DTS, Inc. *                                           6,900            136
   Ethan Allen Interiors, Inc.                          12,500            525
   Furniture Brands International, Inc.                 17,400            426
   Hooker Furniture Corp.                                4,500             85
   Kimball International, Inc., Class B                  8,756            132
   La-Z-Boy, Inc.                                       19,100            325
   Stanley Furniture Co., Inc.                           5,200            152
   TiVo, Inc. *                                         22,200            160
   Universal Electronics, Inc. *                         4,900             87
--------------------------------------------------------------------------------
                                                                        2,329
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.8%
   Blyth, Inc.                                           9,500            200
   Central Garden and Pet Co. *                          7,300            388
   CNS, Inc.                                             5,600            121
   CSS Industries, Inc.                                  2,000             65
   Ennis, Inc.                                           9,900            193
   Fossil, Inc. *                                       18,700            347
   Harland (John H.) Co.                                10,200            401
   Jarden Corp. *                                       24,600            808
   Playtex Products, Inc. *                             15,400            161
   Prestige Brands Holdings, Inc. *                      9,210            112

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    48      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
HOUSEHOLD PRODUCTS/WARES - 0.8% - (CONTINUED)
   Russ Berrie & Co., Inc.                               3,500            $53
   Standard Register (The) Co.                           6,000             93
   Tupperware Brands Corp.                              18,500            381
   Water Pik Technologies, Inc. *                        4,900            136
   WD-40 Co.                                             6,470            200
   Yankee Candle Co., Inc.                              16,600            454
--------------------------------------------------------------------------------
                                                                        4,113
--------------------------------------------------------------------------------
HOUSEWARES - 0.0%
   Libbey, Inc.                                          5,800             41
   Lifetime Brands, Inc.                                 3,300             93
   National Presto Industries, Inc.                      1,700             84
--------------------------------------------------------------------------------
                                                                          218
--------------------------------------------------------------------------------
INSURANCE - 2.3%
   21st Century Insurance Group                         10,600            167
   Affirmative Insurance Holdings, Inc.                  3,600             48
   Alfa Corp.                                           10,800            185
   American Equity Investment Life Holding Co.          17,500            251
   American Physicians Capital, Inc. *                   2,900            139
   Argonaut Group, Inc. *                               11,500            409
   Baldwin & Lyons, Inc., Class B                        2,650             70
   Bristol West Holdings, Inc.                           5,800            112
   Ceres Group, Inc. *                                  14,000             77
   Citizens, Inc. of Texas *                            12,119             63
   CNA Surety Corp. *                                    5,600             94
   Crawford & Co., Class B                               7,800             47
   Delphi Financial Group, Inc., Class A                10,578            546
   Direct General Corp.                                  5,900            100
   Donegal Group, Inc., Class A                          3,133             82
   EMC Insurance Group, Inc.                             1,700             47
   Enstar Group, Inc. *                                  1,100             99
   FBL Financial Group, Inc., Class A                    4,100            141
   First Acceptance Corp. *                              5,700             76
   FPIC Insurance Group, Inc. *                          4,100            155
   Great American Financial Resources, Inc.              2,360             47
   Harleysville Group, Inc.                              4,200            125
   Hilb, Rogal & Hamilton Co.                           11,900            490
   Horace Mann Educators Corp.                          15,900            299
   Independence Holding Co.                              1,980             46
   Infinity Property & Casualty Corp.                    8,000            334
   James River Group, Inc. *                             2,000             54
   Kansas City Life Insurance Co.                        1,300             67
   KMG America Corp. *                                   7,630             65

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
INSURANCE - 2.3% - (CONTINUED)
   Landamerica Financial Group, Inc.                     6,400           $434
   Midland (The) Co.                                     3,400            119
   National Western Life Insurance Co., Class A *          800            186
   Navigators Group, Inc. *                              4,400            218
   Odyssey Re Holdings Corp.                             4,500             98
   Ohio Casualty Corp.                                  23,500            745
   Phoenix Companies, Inc.                              40,100            654
   PMA Capital Corp., Class A *                         11,500            117
   Presidential Life Corp.                               7,200            183
   ProAssurance Corp. *                                 10,546            548
   Republic Cos Group, Inc.                              1,900             33
   RLI Corp.                                             8,626            494
   Safety Insurance Group, Inc.                          4,600            210
   SeaBright Insurance Holdings, Inc. *                  3,600             63
   Selective Insurance Group, Inc.                      10,700            567
   State Auto Financial Corp.                            4,700            158
   Stewart Information Services Corp.                    6,200            292
   Tower Group, Inc.                                     6,500            150
   Triad Guaranty, Inc. *                                3,600            169
   UICI                                                 13,300            492
   United Fire & Casualty Co.                            6,600            217
   Universal American Financial Corp. *                 10,200            157
   USI Holdings Corp. *                                 15,400            248
   Zenith National Insurance Corp.                       9,900            476
--------------------------------------------------------------------------------
                                                                       11,463
--------------------------------------------------------------------------------
INTERNET - 3.6%
   1-800 Contacts, Inc. *                                2,900             39
   1-800-FLOWERS.COM, Inc., Class A *                   11,500             82
   Agile Software Corp. *                               20,900            160
   Alloy, Inc. *                                         3,500             47
   Applied Digital Solutions, Inc. *                    25,460             74
   Aquantive, Inc. *                                    24,000            565
   Arbinet-thexchange, Inc. *                            2,900             21
   Ariba, Inc. *                                        25,854            253
   AsiaInfo Holdings, Inc. *                            14,600             73
   Audible, Inc. *                                       9,000             95
   Autobytel, Inc. *                                    16,300             79
   Avocent Corp. *                                      18,600            590
   Blue Coat Systems, Inc. *                             4,300             94
   Blue Nile, Inc. *                                     5,400            190
   Click Commerce, Inc. *                                3,100             74
   CMGI, Inc. *                                        171,700            254

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    49      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
INTERNET - 3.6% - (CONTINUED)
   CNET Networks, Inc. *                                47,600           $676
   Cogent Communications Group, Inc. *                   3,000             29
   CyberSource Corp. *                                  10,700            119
   DealerTrack Holdings, Inc. *                          3,300             70
   Digital Insight Corp. *                              12,400            451
   Digital River, Inc. *                                14,200            619
   Digitas, Inc. *                                      33,500            482
   Drugstore.com, Inc. *                                24,400             75
   Earthlink, Inc. *                                    44,800            428
   eCollege.com, Inc. *                                  6,800            128
   Entrust, Inc. *                                      23,400            105
   Equinix, Inc. *                                       6,600            424
   eResearch Technology, Inc. *                         18,075            260
   FTD Group, Inc. *                                     5,180             50
   GSI Commerce, Inc. *                                 11,400            194
   Harris Interactive, Inc. *                           19,900            112
   Homestore, Inc. *                                    54,400            357
   Infospace, Inc. *                                    11,200            313
   Internet Capital Group, Inc. *                       14,500            137
   Internet Security Systems, Inc. *                    13,900            333
   Interwoven, Inc. *                                   16,100            145
   iPass, Inc. *                                        20,800            167
   iVillage, Inc. *                                     17,200            145
   j2 Global Communications, Inc. *                      8,300            390
   Jupitermedia Corp. *                                  7,400            133
   Keynote Systems, Inc. *                               6,800             78
   Lionbridge Technologies *                            20,000            158
   Matrixone, Inc. *                                    17,800            127
   Motive, Inc. *                                        7,700             30
   NetBank, Inc.                                        17,500            127
   NetFlix, Inc. *                                      13,000            377
   Netratings, Inc. *                                    4,500             60
   NIC, Inc. *                                          11,300             69
   Nutri/System, Inc. *                                  9,100            432
   Online Resources Corp. *                              8,300            108
   Openwave Systems, Inc. *                             32,033            691
   Opsware, Inc. *                                      28,100            241
   Overstock.com, Inc. *                                 3,800            113
   Priceline.com, Inc. *                                 8,866            220
   ProQuest Co. *                                        9,000            193
   RealNetworks, Inc. *                                 40,800            337
   Redback Networks, Inc. *                             14,941            324

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
INTERNET - 3.6% - (CONTINUED)
   RightNow Technologies, Inc. *                         4,400            $70
   RSA Security, Inc. *                                 25,500            458
   S1 Corp. *                                           23,300            117
   Sapient Corp. *                                      30,400            232
   Secure Computing Corp. *                             17,200            199
   Sohu.com, Inc. *                                      9,000            240
   SonicWALL, Inc. *                                    20,800            148
   Stamps.com, Inc. *                                    6,350            224
   Stellent, Inc. *                                      9,500            113
   SupportSoft, Inc. *                                  16,700             74
   Terremark Worldwide, Inc. *                           9,800             83
   TIBCO Software, Inc. *                               78,100            653
   Travelzoo, Inc. *                                     1,500             29
   TriZetto Group, Inc. *                               16,000            281
   United Online, Inc.                                  22,700            292
   ValueClick, Inc. *                                   31,300            530
   Vasco Data Security International, Inc. *             9,300             76
   Vignette Corp. *                                     11,300            167
   WebEx Communications, Inc. *                         11,800            397
   WebMD Health Corp. *                                  2,700            112
   webMethods, Inc. *                                   20,600            173
   Websense, Inc. *                                     17,200            474
   WebSideStory, Inc. *                                  4,000             69
--------------------------------------------------------------------------------
                                                                       17,928
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.3%
   Apollo Investment Corp.                              22,943            409
   Ares Capital Corp.                                   14,100            242
   Capital Southwest Corp.                                 900             86
   Gladstone Capital Corp.                               4,800            103
   Gladstone Investment Corp.                            5,000             76
   Harris & Harris Group, Inc. *                         8,200            114
   MCG Capital Corp.                                    20,200            285
   NGP Capital Resources Co.                             7,200             98
   Technology Investment Capital Corp.                   6,100             89
--------------------------------------------------------------------------------
                                                                        1,502
--------------------------------------------------------------------------------
IRON/STEEL - 1.2%
   AK Steel Holding Corp. *                             39,400            591
   Carpenter Technology Corp.                            8,900            841
   Chaparral Steel Co. *                                 8,300            539
   Cleveland-Cliffs, Inc.                                7,900            688
   Gibraltar Industries, Inc.                            9,250            273
   Oregon Steel Mills, Inc. *                           12,800            655

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    50      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
IRON/STEEL - 1.2% - (CONTINUED)
   Reliance Steel & Aluminum Co.                        10,750         $1,010
   Roanoke Electric Steel Corp.                          4,400            142
   Ryerson Tull, Inc.                                    9,232            247
   Schnitzer Steel Industries, Inc., Class A             7,700            330
   Steel Dynamics, Inc.                                 14,600            828
   Steel Technologies, Inc.                              4,400            107
   Wheeling-Pittsburgh Corp. *                           3,500             64
--------------------------------------------------------------------------------
                                                                        6,315
--------------------------------------------------------------------------------
LEISURE TIME - 0.4%
   Ambassadors Group, Inc.                               5,800            147
   Arctic Cat, Inc.                                      5,425            131
   Callaway Golf Co.                                    27,200            468
   Escalade, Inc.                                        3,000             33
   K2, Inc. *                                           16,900            212
   Life Time Fitness, Inc. *                             8,900            417
   Marine Products Corp.                                 4,200             46
   Multimedia Games, Inc. *                             11,000            164
   Nautilus Group, Inc.                                 12,437            186
   Pegasus Solutions, Inc. *                             8,200             77
   WMS Industries, Inc. *                                7,400            223
--------------------------------------------------------------------------------
                                                                        2,104
--------------------------------------------------------------------------------
LODGING - 0.4%
   Ameristar Casinos, Inc.                               9,300            240
   Aztar Corp. *                                        12,300            516
   Gaylord Entertainment Co. *                          15,000            681
   Lodgian, Inc. *                                       8,170            114
   Marcus Corp.                                          6,725            134
   Monarch Casino & Resort, Inc. *                       3,700            105
   Morgans Hotel Group Co. *                             5,900            104
   MTR Gaming Group, Inc. *                              8,500             88
   Riviera Holdings Corp. *                              3,400             57
--------------------------------------------------------------------------------
                                                                        2,039
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.4%
   Astec Industries, Inc. *                              6,000            216
   Bucyrus International, Inc., Class A                 11,400            549
   JLG Industries, Inc.                                 37,000          1,139
--------------------------------------------------------------------------------
                                                                        1,904
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.9%
   AGCO Corp. *                                         32,600            676
   Albany International Corp., Class A                   9,967            380
   Applied Industrial Technologies, Inc.                11,302            504
   Briggs & Stratton Corp.                              18,600            658

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
MACHINERY - DIVERSIFIED - 1.9% - (CONTINUED)
   Cascade Corp.                                         4,600           $243
   Cognex Corp.                                         15,543            461
   Flowserve Corp. *                                    20,000          1,167
   Gardner Denver, Inc. *                                9,450            616
   Gehl Co. *                                            4,540            150
   Global Power Equipment Group, Inc. *                 13,800             53
   Gorman-Rupp (The) Co.                                 3,250             79
   Intermec, Inc. *                                     17,600            537
   Intevac, Inc. *                                       7,900            227
   iRobot Corp. *                                        1,900             53
   Kadant, Inc. *                                        4,820            109
   Lindsay Manufacturing Co.                             4,655            126
   Manitowoc Co. (The), Inc.                            10,950            998
   Middleby Corp. *                                      2,000            168
   NACCO Industries, Inc., Class A                       2,000            308
   Nordson Corp.                                         9,400            469
   Presstek, Inc. *                                     11,400            136
   Robbins & Myers, Inc.                                 3,600             78
   Sauer-Danfoss, Inc.                                   3,300             76
   Stewart & Stevenson Services, Inc.                   10,800            394
   Tecumseh Products Co., Class A                        6,400            157
   Tennant Co.                                           3,000            157
   TurboChef Technologies, Inc. *                        5,100             62
   Wabtec Corp.                                         16,974            553
--------------------------------------------------------------------------------
                                                                        9,595
--------------------------------------------------------------------------------
MEDIA - 1.1%
   4Kids Entertainment, Inc. *                           5,100             88
   Charter Communications, Inc., Class A *             143,300            156
   Citadel Broadcasting Corp.                           17,400            193
   Courier Corp.                                         3,125            139
   Cox Radio, Inc., Class A *                           14,900            200
   Crown Media Holdings, Inc., Class A *                 4,000             25
   Cumulus Media, Inc., Class A *                       20,276            228
   Emmis Communications Corp., Class A *                12,371            198
   Entercom Communications Corp.                        13,500            377
   Entravision Communications Corp., Class A *          28,400            260
   Fisher Communications, Inc. *                         2,100             94
   Gemstar-TV Guide International, Inc. *               91,100            282
   Gray Television, Inc.                                15,900            134
   Hollinger International, Inc., Class A               23,171            194
   Journal Communications, Inc., Class A                10,500            130
   Journal Register Co.                                 16,300            199

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    51      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
MEDIA - 1.1% - (CONTINUED)
   Lin TV Corp., Class A *                              10,800            $97
   Lodgenet Entertainment Corp. *                        6,600            103
   Martha Stewart Living Omnimedia, Inc.,
      Class A *                                          7,600            128
   Media General, Inc., Class A                          7,600            354
   Mediacom Communications Corp., Class A *             23,900            137
   Playboy Enterprises, Inc., Class B *                  8,200            116
   Primedia, Inc. *                                     50,500            105
   Radio One, Inc., Class D *                           31,800            237
   Readers Digest Association (The), Inc.               35,419            522
   Regent Communications, Inc. *                        12,500             58
   Saga Communications, Inc., Class A *                  4,881             47
   Salem Communications Corp., Class A *                 3,700             56
   Scholastic Corp. *                                   12,500            335
   Sinclair Broadcast Group, Inc., Class A              16,900            138
   Spanish Broadcasting System, Inc., Class A *         14,900             82
   Thomas Nelson, Inc.                                   4,300            126
   Triple Crown Media, Inc. *                            1,590              9
   Value Line, Inc.                                        500             19
   World Wrestling Entertainment, Inc.                   7,600            128
   WorldSpace, Inc., Class A *                           4,900             37
   WPT Enterprises, Inc. *                               2,200             16
--------------------------------------------------------------------------------
                                                                        5,747
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.9%
   Castle (A.M.) & Co.                                   4,000            118
   CIRCOR International, Inc.                            5,300            155
   Commercial Metals Co.                                21,940          1,174
   Dynamic Materials Corp.                               2,200             78
   Earle M. Jorgensen Co. *                              6,900            105
   Kaydon Corp.                                         10,613            428
   Lawson Products, Inc.                                 1,700             70
   Mueller Industries, Inc.                             14,000            500
   NN, Inc.                                              5,200             67
   NS Group, Inc. *                                      7,800            359
   Quanex Corp.                                          9,000            600
   RBC Bearings, Inc. *                                  3,800             78
   Sun Hydraulics, Inc.                                  2,900             62
   Valmont Industries, Inc.                              6,100            256
   Worthington Industries, Inc.                         25,300            507
--------------------------------------------------------------------------------
                                                                        4,557
--------------------------------------------------------------------------------
MINING - 0.7%
   Amcol International Corp.                             8,214            236
   Brush Engineered Materials, Inc. *                    7,300            144

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
MINING - 0.7% - (CONTINUED)
   Century Aluminum Co. *                                8,500           $361
   Charles & Colvard Ltd.                                5,900             64
   Coeur D'alene Mines Corp. *                         100,100            657
   Compass Minerals International, Inc.                  8,000            200
   Hecla Mining Co. *                                   45,000            297
   Royal Gold, Inc.                                      7,300            264
   RTI International Metals, Inc. *                      7,900            433
   Stillwater Mining Co. *                              14,150            233
   Titanium Metals Corp. *                               9,000            437
   USEC, Inc.                                           31,500            380
--------------------------------------------------------------------------------
                                                                        3,706
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.9%
   Actuant Corp., Class A                                9,555            585
   Acuity Brands, Inc.                                  16,500            660
   American Railcar Industries, Inc.                     2,800             98
   Ameron International Corp.                            2,900            212
   Applied Films Corp. *                                 6,000            117
   Barnes Group, Inc.                                    6,632            269
   Blount International, Inc. *                         11,200            180
   Ceradyne, Inc. *                                      9,550            476
   Clarcor, Inc.                                        18,924            674
   Crane Co.                                            18,900            775
   EnPro Industries, Inc. *                              7,900            271
   ESCO Technologies, Inc. *                             9,100            461
   Federal Signal Corp.                                 18,100            335
   Flanders Corp. *                                      5,600             65
   Freightcar America, Inc.                              3,200            203
   Griffon Corp. *                                      11,263            280
   Hexcel Corp. *                                       28,707            631
   Jacuzzi Brands, Inc. *                               27,100            266
   Koppers Holdings, Inc.                                3,100             61
   Lancaster Colony Corp.                                9,700            407
   Matthews International Corp., Class A                12,000            459
   Myers Industries, Inc.                                8,806            141
   Raven Industries, Inc.                                6,100            239
   Reddy Ice Holdings, Inc.                              3,900             87
   Smith (A.O.) Corp.                                    6,400            338
   Standex International Corp.                           4,100            130
   Sturm Ruger & Co., Inc.                               8,000             64
   Tredegar Corp.                                        9,750            155
   Trinity Industries, Inc.                             14,800            805
--------------------------------------------------------------------------------
                                                                        9,444
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    52      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
OFFICE FURNISHINGS - 0.1%
   Interface, Inc., Class A *                           15,900           $220
   Knoll, Inc.                                           4,460             95
--------------------------------------------------------------------------------
                                                                          315
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.2%
   Global Imaging System, Inc. *                         9,103            346
   IKON Office Solutions, Inc.                          41,800            595
   TRM Corp. *                                           5,000             34
--------------------------------------------------------------------------------
                                                                          975
--------------------------------------------------------------------------------
OIL & GAS - 3.6%
   Alon USA Energy, Inc.                                 3,600             89
   Atlas America, Inc. *                                 6,907            330
   ATP Oil & Gas Corp. *                                 7,000            307
   Atwood Oceanics, Inc. *                               4,700            475
   Berry Petroleum Co., Class A                          6,300            431
   Bill Barrett Corp. *                                  4,770            155
   Bois d'Arc Energy, Inc. *                             4,500             75
   Brigham Exploration Co. *                            10,800             95
   Bronco Drilling Co., Inc. *                           2,700             71
   Cabot Oil & Gas Corp.                                17,600            844
   Callon Petroleum Co. *                                5,600            118
   Carrizo Oil & Gas, Inc. *                             7,700            200
   Cheniere Energy, Inc. *                              17,300            702
   Cimarex Energy Co.                                   29,686          1,284
   Clayton Williams Energy, Inc. *                       2,200             90
   Comstock Resources, Inc. *                           15,200            451
   Crosstex Energy, Inc.                                 2,400            186
   Delta Petroleum Corp. *                              13,400            282
   Edge Petroleum Corp. *                                6,600            165
   Encore Acquisition Co. *                             18,500            573
   Endeavour International Corp. *                      20,500             60
   Energy Partners Ltd. *                               11,800            278
   EXCO Resources, Inc. *                               17,300            217
   Frontier Oil Corp.                                   20,100          1,193
   FX Energy, Inc. *                                    13,800             72
   Gasco Energy, Inc. *                                 28,400            159
   Giant Industries, Inc. *                              5,300            369
   Goodrich Petroleum Corp. *                            4,000            108
   Grey Wolf, Inc. *                                    67,800            504
   Harvest Natural Resources, Inc. *                    15,000            146
   Holly Corp.                                           7,700            571
   Houston Exploration Co. *                            10,300            543
   KCS Energy, Inc. *                                   17,800            463

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
OIL & GAS - 3.6% - (CONTINUED)
   McMoRan Exploration Co. *                             8,000           $143
   Meridian Resource Corp. *                            32,612            132
   Parallel Petroleum Corp. *                           12,900            238
   Parker Drilling Co. *                                38,400            356
   Penn Virginia Corp.                                   6,800            483
   Petrohawk Energy Corp. *                             21,300            292
   Petroleum Development Corp. *                         6,400            290
   Petroquest Energy, Inc. *                            15,700            158
   Pioneer Drilling Co. *                                7,400            122
   Remington Oil & Gas Corp. *                           8,200            354
   Rosetta Resources, Inc. *                            24,181            434
   St. Mary Land & Exploration Co.                      21,300            870
   Stone Energy Corp. *                                  8,376            370
   Swift Energy Co. *                                    9,990            374
   Todco, Class A *                                     17,000            670
   Toreador Resources Corp. *                            5,900            183
   Tri-Valley Corp. *                                    8,100             64
   W&T Offshore, Inc.                                    4,890            197
   Warren Resources, Inc. *                             10,130            151
   Western Refining, Inc.                                7,700            166
   Whiting Petroleum Corp. *                            12,800            525
--------------------------------------------------------------------------------
                                                                       18,178
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.1%
   Basic Energy Services, Inc. *                         4,200            125
   CARBO Ceramics, Inc.                                  7,500            427
   Dril-Quip, Inc. *                                     3,100            220
   Global Industries Ltd. *                             30,900            448
   Gulf Island Fabrication, Inc.                         4,000             95
   Hanover Compressor Co. *                             32,100            598
   Helix Energy Solutions Group, Inc. *                 28,600          1,084
   Hercules Offshore, Inc. *                             3,200            109
   Hornbeck Offshore Services, Inc. *                    6,500            234
   Hydril Co. *                                          7,100            553
   Input/Output, Inc. *                                 24,300            236
   Lone Star Technologies, Inc. *                       10,700            593
   Lufkin Industries, Inc.                               5,300            294
   Markwest Hydrocarbon, Inc.                            1,500             34
   Maverick Tube Corp. *                                15,500            821
   Newpark Resources, Inc. *                            31,480            258
   Oceaneering International, Inc. *                     9,200            527
   Oil States International, Inc. *                     14,400            531
   RPC, Inc.                                             8,361            191

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    53      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
OIL & GAS SERVICES - 2.1% - (CONTINUED)
   SEACOR Holdings, Inc. *                               6,492           $514
   Superior Energy Services, Inc. *                     28,100            753
   Superior Well Services, Inc. *                        2,100             61
   Tetra Technologies, Inc. *                           12,100            569
   Union Drilling, Inc. *                                3,700             54
   Universal Compression Holdings, Inc. *                6,600            334
   Veritas DGC, Inc. *                                  12,700            577
   W-H Energy Services, Inc. *                          10,400            463
--------------------------------------------------------------------------------
                                                                       10,703
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.2%
   Chesapeake Corp.                                      7,700            107
   Graphic Packaging Corp. *                            21,500             45
   Greif Inc., Class A                                   5,500            376
   Silgan Holdings, Inc.                                 8,500            341
--------------------------------------------------------------------------------
                                                                          869
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.7%
   Abgenix, Inc. *                                      32,600            733
   Acadia Pharmaceuticals, Inc. *                        6,600            105
   Adams Respiratory Therapeutics, Inc. *                3,200            127
   Adolor Corp. *                                       15,700            374
   Alkermes, Inc. *                                     32,700            721
   Alpharma, Inc., Class A                              14,150            379
   Amylin Pharmaceuticals, Inc. *                       40,600          1,987
   Andrx Corp. *                                        26,200            622
   Antigenics, Inc. *                                   12,100             33
   Array Biopharma, Inc. *                              12,500            114
   Atherogenics, Inc. *                                 13,400            219
   AVANIR Pharmaceuticals, Class A *                    11,500            168
   Bentley Pharmaceuticals, Inc. *                       6,800             89
   Bioenvision, Inc. *                                  15,500            111
   BioMarin Pharmaceuticals, Inc. *                     29,900            401
   BioScrip, Inc. *                                     14,300            103
   Cell Therapeutics, Inc. *                            33,300             64
   Connetics Corp. *                                    12,900            218
   Conor Medsystems, Inc. *                              3,200             94
   Cubist Pharmaceuticals, Inc. *                       18,900            434
   CV Therapeutics, Inc. *                              15,600            344
   Cypress Bioscience, Inc. *                           12,000             76
   Dendreon Corp. *                                     26,700            126
   Discovery Laboratories, Inc. *                       22,600            166
   Dov Pharmaceutical, Inc. *                            8,800            141
   Durect Corp. *                                       16,600            106

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
PHARMACEUTICALS - 3.7% - (CONTINUED)
   Dusa Pharmaceuticals, Inc. *                          6,800            $48
   First Horizon Pharmaceutical Corp. *                 10,400            262
   HealthExtras, Inc. *                                  8,200            289
   Hi-Tech Pharmacal Co., Inc. *                         3,050             86
   I-Flow Corp. *                                        7,700            103
   Idenix Pharmaceuticals, Inc. *                        5,500             75
   Inspire Pharmaceuticals, Inc. *                      15,900             83
   Introgen Therapeutics, Inc. *                         6,900             37
   Isis Pharmaceuticals, Inc. *                         27,500            248
   Ista Pharmaceuticals, Inc. *                          5,100             32
   KV Pharmaceutical Co., Class A *                     13,200            318
   Mannatech, Inc.                                       6,100            106
   MannKind Corp. *                                      9,500            194
   Medarex, Inc. *                                      40,100            530
   Medicines Co. *                                      17,800            366
   Medicis Pharmaceutical Corp., Class A                19,600            639
   MGI Pharma, Inc. *                                   27,600            483
   Nabi Biopharmaceuticals *                            23,200            131
   Nastech Pharmaceutical, Inc. *                        8,100            146
   Natures Sunshine Products, Inc.                       4,200             53
   NBTY, Inc. *                                         19,900            448
   NeoPharm, Inc. *                                      7,010             59
   Neurocrine Biosciences, Inc. *                       13,300            858
   Neurogen Corp. *                                      7,300             45
   New River Pharmaceuticals, Inc. *                     4,700            156
   NitroMed, Inc. *                                      7,800             66
   Noven Pharmaceuticals, Inc. *                         9,100            164
   NPS Pharmaceuticals, Inc. *                          16,700            143
   Nuvelo, Inc. *                                       18,433            328
   Onyx Pharmaceuticals, Inc. *                         14,500            381
   Pain Therapeutics, Inc. *                            10,600            115
   Par Pharmaceutical Cos., Inc. *                      12,200            344
   Penwest Pharmaceuticals Co. *                         8,200            178
   Perrigo Co.                                          30,700            501
   Pharmion Corp. *                                      9,300            168
   Pozen, Inc. *                                         9,000            150
   Progenics Pharmaceuticals, Inc. *                     7,600            201
   Renovis, Inc. *                                       8,500            181
   Rigel Pharmaceuticals, Inc. *                         9,200            106
   Salix Pharmaceuticals Ltd. *                         16,300            269
   Star Scientific, Inc. *                              14,300             45
   Tanox, Inc. *                                         9,400            183

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    54      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
PHARMACEUTICALS - 3.7% - (CONTINUED)
   Trimeris, Inc. *                                      6,900            $93
   United Therapeutics Corp. *                           8,300            550
   USANA Health Sciences, Inc. *                         3,900            163
   ViaCell, Inc. *                                       3,100             17
   Zymogenetics, Inc. *                                 11,500            249
--------------------------------------------------------------------------------
                                                                       18,445
--------------------------------------------------------------------------------
PIPELINES - 0.0%
   TransMontaigne, Inc. *                               15,800            155
--------------------------------------------------------------------------------
REAL ESTATE - 0.4%
   Affordable Residential Communities                    9,200             97
   Avatar Holdings, Inc. *                               1,900            116
   Californina Coastal Communities, Inc. *               3,080            114
   Consolidated-Tomoka Land Co.                          2,000            124
   Housevalues, Inc. *                                   2,800             23
   Jones Lang LaSalle, Inc.                             12,700            972
   Tarragon Corp. *                                      4,862             97
   Trammell Crow Co. *                                  12,300            439
   ZipRealty, Inc. *                                     2,000             17
--------------------------------------------------------------------------------
                                                                        1,999
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 6.1%
   Aames Investment Corp.                               16,000             91
   Acadia Realty Trust                                   9,100            214
   Agree Realty Corp.                                    2,600             83
   Alexander's, Inc. *                                     600            173
   Alexandria Real Estate Equities, Inc.                 8,500            810
   American Campus Communities, Inc.                     6,100            158
   American Home Mortgage Investment Corp.              15,605            487
   Anthracite Capital, Inc.                             18,900            208
   Anworth Mortgage Asset Corp.                         18,400            145
   Arbor Realty Trust, Inc.                              5,500            148
   Ashford Hospitality Trust, Inc.                      15,300            190
   Bedford Property Investors, Inc.                      6,000            162
   BioMed Realty Trust, Inc.                            15,600            462
   Boykin Lodging Co. *                                  6,500             73
   Brandywine Realty Trust                              32,771          1,041
   Capital Lease Funding, Inc.                           8,500             94
   Capital Trust, Inc. of New York, Class A              4,200            131
   Cedar Shopping Centers, Inc.                          8,600            136
   CentraCore Properties Trust                           4,300            108
   Colonial Properties Trust                            16,994            852
   Columbia Equity Trust, Inc.                           5,700            100
   Commercial Net Lease Realty                          20,000            466

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 6.1% - (CONTINUED)
   Corporate Office Properties Trust                    11,800           $540
   Cousins Properties, Inc.                             15,000            501
   Deerfield Triarc Capital Corp.                        7,900            107
   DiamondRock Hospitality Co.                           9,200            127
   Digital Realty Trust, Inc.                            4,700            132
   EastGroup Properties, Inc.                            8,100            384
   ECC Capital Corp.                                    22,430             34
   Education Realty Trust, Inc.                          9,960            152
   Entertainment Properties Trust                        9,900            416
   Equity Inns, Inc.                                    19,600            318
   Equity Lifestyle Properties, Inc.                     7,100            353
   Equity One, Inc.                                     13,400            329
   Extra Space Storage, Inc.                            18,100            311
   FelCor Lodging Trust, Inc.                           17,600            371
   Fieldstone Investment Corp.                          18,700            221
   First Industrial Realty Trust, Inc.                  16,400            700
   First Potomac Realty Trust                            7,500            212
   Getty Realty Corp.                                    6,000            175
   Glenborough Realty Trust, Inc.                       10,800            235
   Glimcher Realty Trust                                13,500            383
   GMH Communities Trust                                13,400            156
   Government Properties Trust, Inc.                     7,200             69
   Gramercy Capital Corp. of New York                    5,300            132
   Heritage Property Investment Trust                   10,400            412
   Hersha Hospitality Trust                              7,700             75
   Highland Hospitality Corp.                           20,300            258
   Highwoods Properties, Inc.                           18,900            638
   Home Properties, Inc.                                11,700            598
   HomeBanc Corp. of Georgia                            20,600            181
   IMPAC Mortgage Holdings, Inc.                        26,100            252
   Inland Real Estate Corp.                             25,200            411
   Innkeepers USA Trust                                 16,500            280
   Investors Real Estate Trust                          13,600            130
   JER Investors Trust, Inc.                             5,600             93
   Kilroy Realty Corp.                                  10,900            842
   Kite Realty Group Trust                               8,700            139
   LaSalle Hotel Properties                             13,900            570
   Lexington Corporate Properties Trust                 18,800            392
   Longview Fibre Co.                                   19,300            499
   LTC Properties, Inc.                                  7,900            184
   Luminent Mortgage Capital, Inc.                      16,200            131
   Maguire Properties, Inc.                             12,600            460

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    55      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 6.1% - (CONTINUED)
   Medical Properties Trust, Inc.                        3,500            $38
   Meristar Hospitality Corp. *                         30,846            320
   MFA Mortgage Investments, Inc.                       28,500            181
   Mid-America Apartment Communities, Inc.               7,300            400
   MortgageIT Holdings, Inc.                             9,700            105
   National Health Investors, Inc.                       7,800            198
   Nationwide Health Properties, Inc.                   25,500            548
   Newcastle Investment Corp.                           16,800            402
   Newkirk Realty Trust, Inc.                            6,200            112
   NorthStar Realty Finance Corp.                        8,400             92
   Novastar Financial, Inc.                             10,300            344
   OMEGA Healthcare Investors, Inc.                     19,200            269
   One Liberty Properties, Inc.                          3,400             67
   Opteum, Inc., Class A                                 8,400             72
   Parkway Properties, Inc. of Maryland                  5,400            236
   Pennsylvania Real Estate Investment Trust            13,001            572
   Post Properties, Inc.                                14,800            659
   PS Business Parks, Inc.                               6,300            352
   RAIT Investment Trust                                10,700            302
   Ramco-Gershenson Properties                           5,800            176
   Redwood Trust, Inc.                                   7,200            312
   Republic Property Trust                               8,000             94
   Saul Centers, Inc.                                    4,200            184
   Saxon Capital, Inc.                                  18,900            197
   Senior Housing Properties Trust                      22,900            415
   Sizeler Property Investors                            5,500             81
   Sovran Self Storage, Inc.                             6,400            353
   Spirit Finance Corp.                                 27,340            334
   Strategic Hotel Capital, Inc.                        21,462            500
   Sun Communities, Inc.                                 6,500            230
   Sunstone Hotel Investors, Inc.                       13,400            388
   Tanger Factory Outlet Centers, Inc.                  11,300            389
   Taubman Centers, Inc.                                19,200            800
   Town & Country Trust (The)                            6,800            276
   Trustreet Properties, Inc.                           25,700            390
   U-Store-It Trust                                     15,900            320
   Universal Health Realty Income, Inc.                  4,400            161
   Urstadt Biddle Properties, Class A                    7,400            133
   Washington Real Estate Investment Trust              15,900            578
   Winston Hotels, Inc.                                  8,100             92
--------------------------------------------------------------------------------
                                                                       30,907
--------------------------------------------------------------------------------

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
RETAIL - 6.1%
   99 Cents Only Stores *                               14,800           $201
   AC Moore Arts & Crafts, Inc. *                        8,700            160
   Aeropostale, Inc. *                                  20,100            606
   AFC Enterprises *                                     7,900            110
   America's Car Mart, Inc. *                            3,750             81
   Asbury Automotive Group, Inc. *                       4,400             87
   Big 5 Sporting Goods Corp.                            6,800            133
   Big Lots, Inc. *                                     40,400            564
   BJ's Restaurants, Inc. *                              5,100            138
   Blair Corp.                                           1,116             46
   Blockbuster, Inc., Class A                           68,000            270
   Bob Evans Farms, Inc.                                13,600            404
   Bombay (The) Co., Inc. *                             12,900             43
   Bon-Ton Stores                                        2,800             91
   Brown Shoe Co., Inc.                                  6,800            357
   Buckle (The), Inc.                                    2,800            115
   Buffalo Wild Wings, Inc. *                            2,900            121
   Build-A-Bear Workshop, Inc. *                         3,600            110
   Burlington Coat Factory Warehouse Corp.               6,460            294
   Cabela's, Inc., Class A *                            11,400            234
   Cache, Inc. *                                         5,000             92
   California Pizza Kitchen, Inc. *                      7,600            247
   Casey's General Stores, Inc.                         19,000            435
   Cash America International, Inc.                     10,400            312
   Casual Male Retail Group, Inc. *                     10,300            100
   Cato (The) Corp., Class A                            10,600            253
   CEC Entertainment, Inc. *                            12,492            420
   Charlotte Russe Holding, Inc. *                       5,700            122
   Charming Shoppes, Inc. *                             44,700            665
   Children's Place Retail Stores (The), Inc. *          7,500            434
   Chipotle Mexican Grill, Inc., Class A *               2,600            144
   Christopher & Banks Corp.                            12,625            293
   Citi Trends, Inc. *                                   1,700             68
   CKE Restaurants, Inc.                                21,000            365
   Coldwater Creek, Inc. *                              19,268            536
   Conn's, Inc. *                                        2,000             68
   Cost Plus, Inc. of California *                       7,975            136
   CSK Auto Corp. *                                     16,700            232
   DEB Shops, Inc.                                       1,500             45
   dELiA*s, Inc. *                                       8,507             79
   Denny's Corp. *                                      34,900            166
   Design Within Reach, Inc. *                           4,700             27

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    56      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
RETAIL - 6.1% - (CONTINUED)
   Domino's Pizza, Inc.                                 11,900           $340
   Dress Barn, Inc. *                                    8,000            384
   DSW, Inc., Class A *                                  4,600            144
   Finish Line (The), Inc., Class A                     15,700            258
   First Cash Financial Services, Inc. *                 9,800            196
   Fred's, Inc.                                         14,525            193
   GameStop Corp., Class A *                             3,073            145
   GameStop Corp., Class B *                            15,200            658
   Genesco, Inc. *                                       8,000            311
   Group 1 Automotive, Inc.                              7,400            352
   Guitar Center, Inc. *                                 9,400            448
   Haverty Furniture Cos., Inc.                          6,200             89
   Hibbett Sporting Goods, Inc. *                       12,943            427
   HOT Topic, Inc. *                                    16,025            232
   IHOP Corp.                                            7,000            336
   Insight Enterprises, Inc. *                          17,750            391
   J. Jill Group (The), Inc. *                           9,950            238
   Jack in the Box, Inc. *                              12,900            561
   Jo-Ann Stores, Inc. *                                 8,710            117
   Jos. A. Bank Clothiers, Inc. *                        6,233            299
   Kenneth Cole Productions, Inc., Class A               3,650            101
   Krispy Kreme Doughnuts, Inc. *                       20,400            183
   Landry's Restaurants, Inc.                            5,784            204
   Lithia Motors, Inc., Class A                          6,100            212
   Lone Star Steakhouse & Saloon, Inc.                   7,000            199
   Longs Drug Stores Corp.                              10,900            504
   Luby's, Inc. *                                        9,600            120
   MarineMax, Inc. *                                     5,100            171
   McCormick & Schmick's Seafood
      Restaurants, Inc. *                                3,000             76
   Movado Group, Inc.                                    7,100            164
   Movie Gallery, Inc.                                  28,625             86
   New York & Co., Inc. *                                5,200             78
   Nu Skin Enterprises, Inc., Class A                   19,800            347
   O'Charleys, Inc. *                                    8,700            161
   P.F. Chang's China Bistro, Inc. *                     9,300            458
   Pacific Sunwear of California, Inc. *                27,300            605
   Pantry (The), Inc. *                                  6,400            399
   Papa John's International, Inc. *                     8,450            277
   Payless Shoesource, Inc. *                           24,000            549
   Pep Boys - Manny, Moe & Jack                         19,500            295
   Petco Animal Supplies, Inc. *                        20,900            493
   Pier 1 Imports, Inc.                                 30,500            354

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
RETAIL - 6.1% - (CONTINUED)
   Rare Hospitality International, Inc. *               13,075           $455
   Red Robin Gourmet Burgers, Inc. *                     4,900            231
   Regis Corp.                                          16,900            583
   Restoration Hardware, Inc. *                         11,600             66
   Retail Ventures, Inc. *                               5,900             86
   Ruby Tuesday, Inc.                                   20,800            667
   Rush Enterprises, Inc., Class A *                     8,100            142
   Ruth's Chris Steak House *                            5,200            124
   Ryan's Restaurant Group, Inc. *                      15,100            219
   School Specialty, Inc. *                              9,950            343
   Select Comfort Corp. *                               13,500            534
   Sharper Image Corp. *                                 9,600            123
   Shoe Carnival, Inc. *                                 3,100             77
   Smart & Final, Inc. *                                 4,150             68
   Sonic Automotive, Inc.                               10,300            286
   Sports Authority (The), Inc. *                        9,111            336
   Stage Stores, Inc.                                   10,450            311
   Steak n Shake (The) Co. *                            10,404            220
   Stein Mart, Inc.                                      9,900            172
   Systemax, Inc. *                                        800              6
   Talbots, Inc.                                         7,900            212
   Texas Roadhouse, Inc., Class A *                     15,900            272
   Too, Inc. *                                          12,200            419
   Tractor Supply Co. *                                 11,900            789
   Trans World Entertainment Corp. *                     6,950             39
   Triarc Cos., Inc., Class B                           15,303            267
   Tuesday Morning Corp.                                 9,500            219
   Under Armour, Inc., Class A *                         4,000            130
   United Auto Group, Inc.                               9,600            413
   West Marine, Inc. *                                   9,400            141
   Wet Seal (The), Inc., Class A *                      22,800            152
   Wilsons Leather Experts (The), Inc. *                 7,400             29
   World Fuel Services Corp.                            10,000            404
   Zale Corp. *                                         18,100            507
   Zumiez, Inc. *                                        1,300             79
--------------------------------------------------------------------------------
                                                                       30,680
--------------------------------------------------------------------------------
SAVINGS & LOANS - 1.7%
   Anchor BanCorp Wisconsin, Inc.                        8,500            258
   BankAtlantic Bancorp, Inc., Class A                  17,100            246
   BankFinancial Corp. *                                 9,300            148
   BankUnited Financial Corp., Class A                  11,900            322
   Berkshire Hills Bancorp, Inc.                         2,200             77

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    57      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
SAVINGS & LOANS - 1.7% - (CONTINUED)
   BFC Financial Corp., Class A *                        7,500            $49
   Brookline Bancorp, Inc.                              23,303            361
   Charter Financial Corp. of Georgia                    1,400             53
   Clifton Savings Bancorp, Inc.                         3,400             36
   Commercial Capital Bancorp, Inc.                     16,829            237
   Dime Community Bancshares                             9,825            141
   Fidelity Bankshares, Inc.                             8,700            293
   First Defiance Financial Corp.                        2,000             53
   First Financial Holdings, Inc.                        4,500            143
   First Niagara Financial Group, Inc.                  42,019            616
   First Place Financial Corp. of Ohio                   4,800            119
   FirstFed Financial Corp. *                            6,150            368
   Flagstar Bancorp, Inc.                               12,900            195
   Flushing Financial Corp.                              8,025            140
   Franklin Bank Corp. of Houston *                      8,200            158
   Harbor Florida Bancshares, Inc.                       8,112            307
   Horizon Financial Corp.                               3,800             97
   Investors Bancorp, Inc. *                            20,500            286
   ITLA Capital Corp.                                    2,100            101
   Kearny Financial Corp.                                8,300            114
   KNBT Bancorp, Inc.                                   10,400            170
   MAF Bancorp, Inc.                                    12,936            566
   NASB Financial, Inc.                                  1,100             38
   NewAlliance Bancshares, Inc.                         41,300            596
   Northwest Bancorp, Inc.                               6,200            153
   OceanFirst Financial Corp.                            2,600             64
   Partners Trust Financial Group, Inc.                 19,330            230
   PennFed Financial Services, Inc.                      3,800             73
   PFF Bancorp, Inc.                                     6,790            229
   Provident Financial Holdings                          1,800             59
   Provident Financial Services, Inc.                   27,929            505
   Provident New York Bancorp                           14,461            187
   Sound Federal Bancorp, Inc.                           4,900            101
   TierOne Corp.                                         7,100            241
   United Community Financial Corp. of Ohio              9,900            120
   Westfield Financial, Inc.                             1,700             42
   WSFS Financial Corp.                                  2,200            138
--------------------------------------------------------------------------------
                                                                        8,430
--------------------------------------------------------------------------------
SEMICONDUCTORS - 4.7%
   Actel Corp. *                                         9,800            156
   ADE Corp. *                                           3,900            119
   Advanced  Analogic Technologies, Inc. *               3,300             38

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
SEMICONDUCTORS - 4.7% - (CONTINUED)
   AMIS Holdings, Inc. *                                14,800           $134
   Amkor Technology, Inc. *                             37,500            324
   Applied Micro Circuits Corp. *                      109,300            445
   Asyst Technologies, Inc. *                           18,400            192
   Atmel Corp. *                                       152,600            720
   ATMI, Inc. *                                         14,200            429
   Axcelis Technologies, Inc. *                         37,400            219
   Brooks Automation, Inc. *                            27,144            387
   Cabot Microelectronics Corp. *                        9,100            338
   Cirrus Logic, Inc. *                                 32,000            271
   Cohu, Inc.                                            8,400            178
   Conexant Systems, Inc. *                            170,500            588
   Credence Systems Corp. *                             33,080            243
   Cypress Semiconductor Corp. *                        50,000            847
   Diodes, Inc. *                                        6,425            267
   DSP Group, Inc. *                                    11,000            319
   EMCORE Corp. *                                       14,000            143
   Emulex Corp. *                                       30,000            513
   Entegris, Inc. *                                     44,277            471
   Exar Corp. *                                         13,800            197
   Fairchild Semiconductor International, Inc. *        43,200            824
   Formfactor, Inc. *                                   14,000            550
   Genesis Microchip, Inc. *                            12,600            215
   Ikanos Communications, Inc. *                         2,000             39
   Integrated Device Technology, Inc. *                 71,050          1,056
   Integrated Silicon Solutions, Inc. *                 14,400             96
   IXYS Corp. *                                          9,500             88
   Kopin Corp. *                                        26,800            134
   Kulicke & Soffa Industries, Inc. *                   19,200            183
   Lattice Semiconductor Corp. *                        39,500            263
   Leadis Technology, Inc. *                             6,600             37
   LTX Corp. *                                          23,700            128
   Mattson Technology, Inc. *                           16,300            196
   Micrel, Inc. *                                       23,400            347
   Microsemi Corp. *                                    23,300            678
   Microtune, Inc. *                                    19,500            102
   MIPS Technologies, Inc. *                            15,900            119
   MKS Instruments, Inc. *                              11,800            276
   Monolithic Power Systems, Inc. *                      6,800            127
   Netlogic Microsystems, Inc. *                         4,000            165
   Omnivision Technologies, Inc. *                      19,500            589
   ON Semiconductor Corp. *                             64,200            466

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    58      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
SEMICONDUCTORS - 4.7% - (CONTINUED)
   Pericom Semiconductor Corp. *                         9,500            $94
   Photronics, Inc. *                                   14,700            276
   Pixelworks, Inc. *                                   18,600             92
   PLX Technology, Inc. *                                9,000            113
   PMC - Sierra, Inc. *                                 65,300            803
   Portalplayer, Inc. *                                  5,800            129
   Power Integrations, Inc. *                           11,300            280
   Rambus, Inc. *                                       36,300          1,428
   Rudolph Technologies, Inc. *                         13,928            237
   Semitool, Inc. *                                      7,300             83
   Semtech Corp. *                                      26,300            470
   Sigmatel, Inc. *                                     13,400            117
   Silicon Image, Inc. *                                29,300            302
   Silicon Laboratories, Inc. *                         15,500            852
   Sirf Technology Holdings, Inc. *                     13,200            467
   Skyworks Solutions, Inc. *                           56,200            382
   Spansion, Inc., Class A *                            14,800            219
   Standard Microsystems Corp. *                         7,900            205
   Supertex, Inc. *                                      3,900            147
   Tessera Technologies, Inc. *                         15,700            504
   Transwitch Corp. *                                   41,400            108
   Triquint Semiconductor, Inc. *                       49,254            242
   Ultratech, Inc. *                                     9,000            220
   Varian Semiconductor Equipment
      Associates, Inc. *                                19,950            560
   Veeco Instruments, Inc. *                             9,800            229
   Virage Logic Corp. *                                  5,400             58
   Vitesse Semiconductor Corp. *                        80,900            290
   Volterra Semiconductor Corp. *                        6,000            115
   Zoran Corp. *                                        16,565            362
--------------------------------------------------------------------------------
                                                                       23,600
--------------------------------------------------------------------------------
SOFTWARE - 3.2%
   Acxiom Corp.                                         32,900            850
   Advent Software, Inc. *                               7,500            213
   Allscripts Healthcare Solutions, Inc. *              15,000            275
   Altiris, Inc. *                                       8,400            185
   American Reprographics Co. *                          5,240            182
   AMICAS, Inc. *                                       18,400             87
   Ansys, Inc. *                                        11,800            639
   Aspen Technology, Inc. *                             16,300            206
   Atari, Inc. *                                        17,500             11
   Blackbaud, Inc.                                       4,300             91
   Blackboard, Inc. *                                    7,000            199

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
SOFTWARE - 3.2% - (CONTINUED)
   Borland Software Corp. *                             27,900           $151
   Bottomline Technologies, Inc. *                       6,500             89
   Computer Programs & Systems, Inc.                     3,100            155
   Concur Technologies, Inc. *                          10,800            200
   CSG Systems International, Inc. *                    17,800            414
   Dendrite International, Inc. *                       14,700            201
   Digi International, Inc. *                            8,900            104
   Eclipsys Corp. *                                     14,300            338
   eFunds Corp. *                                       16,100            416
   Emageon, Inc. *                                       5,500             93
   Epicor Software Corp. *                              19,900            267
   EPIQ Systems, Inc. *                                  5,050             96
   FalconStor Software, Inc. *                           9,400             89
   Filenet Corp. *                                      14,600            395
   Infocrossing, Inc. *                                  7,500             90
   Informatica Corp. *                                  31,000            482
   infoUSA, Inc. *                                      12,050            156
   InPhonic, Inc. *                                      6,700             47
   Inter-Tel, Inc.                                       8,100            174
   Intervideo, Inc. *                                    3,700             40
   JDA Software Group, Inc. *                           11,100            160
   Keane, Inc. *                                        16,200            255
   Lawson Software, Inc. *                              22,300            171
   Majesco Entertainment Co. *                           5,900              8
   Mantech International Corp., Class A *                5,400            179
   MapInfo Corp. *                                       8,000            112
   MicroStrategy, Inc., Class A *                        5,000            526
   Midway Games, Inc. *                                  6,589             61
   MoneyGram International, Inc.                        32,200            989
   MRO Software, Inc. *                                  6,400            102
   NetIQ Corp. *                                        18,724            209
   Nuance Communications, Inc. *                        48,410            572
   Open Solutions, Inc. *                                7,600            208
   Packeteer, Inc. *                                    12,500            145
   Parametric Technology Corp. *                        39,520            645
   PDF Solutions, Inc. *                                 7,100            134
   Pegasystems, Inc. *                                   3,400             28
   Per-Se Technologies, Inc. *                          11,680            311
   Phase Forward, Inc. *                                 8,100             90
   Phoenix Technologies Ltd. *                           9,000             61
   Progress Software Corp. *                            15,100            439
   QAD, Inc.                                             4,900             37

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    59      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
SOFTWARE - 3.2% - (CONTINUED)
   Quality Systems, Inc. *                               5,200           $172
   Quest Software, Inc. *                               22,600            377
   Renaissance Learning, Inc.                            2,700             49
   Schawk, Inc.                                          4,000            104
   Seachange International, Inc. *                      10,100             79
   SPSS, Inc. *                                          6,800            215
   SSA Global Technologies, Inc. *                       2,600             42
   SYNNEX Corp. *                                        2,700             50
   THQ, Inc. *                                          22,225            575
   Transaction Systems Architects, Inc. *               14,200            443
   Trident Microsystems, Inc. *                         19,600            570
   Ulticom, Inc. *                                       3,500             38
   Ultimate Software Group, Inc. *                       8,700            225
   VeriFone Holdings, Inc. *                             8,700            264
   Verint Systems, Inc. *                                5,000            177
   Wind River Systems, Inc. *                           25,200            314
   Witness Systems, Inc. *                              12,100            307
--------------------------------------------------------------------------------
                                                                       16,378
--------------------------------------------------------------------------------
STORAGE/WAREHOUSING - 0.1%
   Mobile Mini, Inc. *                                  12,400            383
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.5%
   3Com Corp. *                                        138,800            711
   Adaptec, Inc. *                                      41,600            230
   Adtran, Inc.                                         23,800            623
   Aeroflex, Inc. *                                     28,000            384
   Airspan Networks, Inc. *                             15,600            105
   Alaska Communications Systems Group, Inc.             5,600             68
   Anaren, Inc. *                                        6,900            134
   Anixter International, Inc.                          11,600            554
   Applied Signal Technology, Inc.                       4,500             89
   Arris Group, Inc. *                                  37,200            512
   Atheros Communications, Inc. *                       12,700            333
   Black Box Corp.                                       6,200            298
   Broadwing Corp. *                                    25,970            383
   C-COR, Inc. *                                        18,500            162
   Centennial Communications Corp. *                     9,000             66
   CIENA Corp. *                                       208,200          1,085
   Cincinnati Bell, Inc. *                              88,000            398
   Commonwealth Telephone Enterprises, Inc.              8,233            284
   CommScope, Inc. *                                    20,500            585
   Comtech Telecommunications *                          8,025            234
   Consolidated Communications Holdings, Inc.            6,600            107

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
TELECOMMUNICATIONS - 4.5% - (CONTINUED)
   CT Communications, Inc.                               6,400            $87
   Ditech Communications Corp. *                        12,000            125
   Dobson Communications Corp., Class A *               51,500            413
   EndWave Corp. *                                       2,760             41
   Essex Corp. *                                         6,500            143
   Extreme Networks *                                   43,800            220
   Fairpoint Communications, Inc.                       10,410            144
   Finisar Corp. *                                      79,800            395
   Foundry Networks, Inc. *                             43,900            797
   General Communication, Inc., Class A *               21,300            257
   Glenayre Technologies, Inc. *                        25,300            133
   GlobeTel Communications Corp. *                      26,800             67
   Golden Telecom, Inc.                                  7,900            237
   Harmonic, Inc. *                                     27,200            173
   Hypercom Corp. *                                     20,500            191
   IDT Corp., Class B *                                 20,000            221
   Interdigital Communications Corp. *                  19,400            476
   Intrado, Inc. *                                       6,700            174
   Iowa Telecommunications Services, Inc.                9,000            172
   Ixia *                                               12,500            178
   Level 3 Communications, Inc. *                      298,200          1,545
   Mastec, Inc. *                                       13,000            184
   MRV Communications, Inc. *                           39,834            163
   Netgear, Inc. *                                      11,000            209
   NeuStar, Inc., Class A *                              8,700            270
   Newport Corp. *                                      14,200            268
   North Pittsburgh Systems, Inc.                        5,300            124
   Novatel Wireless, Inc. *                             11,200            100
   NTELOS Holdings Corp. *                               4,700             66
   Oplink Communications, Inc. *                         5,628             98
   Plantronics, Inc.                                    17,600            624
   Polycom, Inc. *                                      35,400            767
   Powerwave Technologies, Inc. *                       39,200            529
   Premiere Global Services, Inc. *                     24,900            200
   Price Communications Corp. *                         15,657            277
   RCN Corp. *                                           7,800            202
   RF Micro Devices, Inc. *                             67,100            580
   SafeNet, Inc. *                                       8,727            231
   SBA Communications Corp., Class A *                  31,600            740
   Shenandoah Telecom Co.                                2,400            108
   Sonus Networks, Inc. *                               89,800            492
   Spectralink Corp.                                     7,700             97

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    60      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
TELECOMMUNICATIONS - 4.5% - (CONTINUED)
   SureWest Communications                               4,800           $116
   Sycamore Networks, Inc. *                            64,000            301
   SymmetriCom, Inc. *                                  17,900            153
   Syniverse Holdings, Inc. *                            6,680            105
   Talk America Holdings, Inc. *                        11,700            100
   Tekelec *                                            20,100            278
   Telkonet, Inc. *                                     13,300             56
   Terayon Communication Systems, Inc. *                15,448             28
   Time Warner Telecom, Inc., Class A *                 21,100            379
   Ubiquitel, Inc. *                                    28,900            292
   USA Mobility, Inc. *                                  9,676            276
   UTStarcom, Inc. *                                    37,400            235
   Valor Communications Group, Inc.                     11,530            152
   Viasat, Inc. *                                        8,300            238
   Westell Technologies, Inc., Class A *                21,000             85
   Wireless Facilities, Inc. *                          20,600             83
   Zhone Technologies, Inc. *                           42,650            114
--------------------------------------------------------------------------------
                                                                       22,854
--------------------------------------------------------------------------------
TEXTILES - 0.1%
   Angelica Corp.                                        3,500             72
   Dixie Group, Inc. *                                   3,980             59
   G & K Services, Inc., Class A                         7,250            308
   Innovo Group, Inc. *                                  9,300              7
   Unifirst Corp. of Massachusetts                       3,600            120
--------------------------------------------------------------------------------
                                                                          566
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.2%
   Jakks Pacific, Inc. *                                 9,450            253
   Leapfrog Enterprises, Inc. *                         12,200            130
   RC2 Corp. *                                           6,900            275
   Topps (The) Co.                                      14,200            124
--------------------------------------------------------------------------------
                                                                          782
--------------------------------------------------------------------------------
TRANSPORTATION - 1.5%
   ABX Air, Inc. *                                      22,600            154
   Arkansas Best Corp.                                   9,300            364
   Bristow Group, Inc. *                                 8,127            251
   Covenant Transport, Inc., Class A *                   3,400             50
   Dynamex, Inc. *                                       4,310             83
   EGL, Inc. *                                          11,590            521
   Florida East Coast Industries, Inc.                  11,600            625
   Forward Air Corp.                                    12,150            453
   Frozen Food Express Industries, Inc. *                6,300             66
   Genesee & Wyoming, Inc., Class A *                   12,525            384

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.2% - CONTINUED
TRANSPORTATION - 1.5% - (CONTINUED)
   Gulfmark Offshore, Inc. *                             5,800           $161
   Heartland Express, Inc.                              17,378            379
   Horizon Lines, Inc., Class A                          4,200             54
   HUB Group, Inc., Class A *                            7,200            328
   Kansas City Southern *                               28,200            696
   Kirby Corp. *                                         7,700            524
   Knight Transportation, Inc.                          20,239            400
   Maritrans, Inc.                                       4,800            117
   Marten Transport Ltd. *                               5,950            108
   Old Dominion Freight Line, Inc. *                    10,725            289
   Pacer International, Inc.                            14,100            461
   PAM Transportation Services, Inc. *                   1,569             39
   RailAmerica, Inc. *                                  14,700            157
   SCS Transportation, Inc. *                            5,800            169
   Sirva, Inc. *                                         9,500             81
   U.S. Xpress Enterprises, Inc., Class A *              4,000             78
   USA Truck, Inc. *                                     2,500             62
   Werner Enterprises, Inc.                             19,600            360
--------------------------------------------------------------------------------
                                                                        7,414
--------------------------------------------------------------------------------
TRUCKING & LEASING - 0.3%
   AMERCO, Inc. *                                        3,900            386
   GATX Corp.                                           15,800            652
   Greenbrier Cos., Inc.                                 2,500            100
   Interpool, Inc.                                       2,200             44
   TAL International Group, Inc. *                       4,000             97
--------------------------------------------------------------------------------
                                                                        1,279

WATER - 0.2%
   American States Water Co.                             6,800            254
   California Water Service Group                        5,800            261
   Connecticut Water Service, Inc.                       2,850             75
   Middlesex Water Co.                                   3,733             71
   Pico Holdings, Inc. *                                 2,700             89
   SJW Corp.                                             5,000            134
   Southwest Water Co.                                   8,497            135
--------------------------------------------------------------------------------
                                                                        1,019
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $361,818)                                                       500,742

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    61      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
SMALL CAP INDEX FUND (continued)

                                                      NUMBER         VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
OTHER - 0.0%
   Escrow MascoTech, Inc. *                              3,700           $ --
   Escrow Position PetroCorp. *                          1,900             --
--------------------------------------------------------------------------------
TOTAL OTHER
--------------------------------------------------------------------------------
(COST $-)                                                                  --

RIGHTS - 0.0%
   CSF Holdings, Inc. *                                  4,212             --
--------------------------------------------------------------------------------
TOTAL RIGHTS
--------------------------------------------------------------------------------
(COST $-)                                                                  --

WARRANTS - 0.0%
   Imperial Credit Industries, Exp. 1/31/08,
      Strike $2.15 *                                        33             --
   Optical Cable Corp., Exp. 10/24/07, Strike
      $4.88 *                                              147             --
   Optical Cable Corp., Exp. 10/24/07, Strike
      $4.88 *                                           52,400             --
   Redback Networks, Exp. 1/2/11, Strike $5.00 *           782             14
   Redback Networks, Exp. 1/2/11, Strike $9.50 *           823             11
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $-)                                                                  25

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.2%
Barclays Bank, Global Treasury Services,
   London, Eurodollar Time Deposit,
      4.95%, 4/3/06                                     $5,719          5,719
U.S. Treasury Bill, (1)
      3.99%, 4/6/06                                        415            415
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $6,134)                                                           6,134
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
--------------------------------------------------------------------------------
(COST $367,952)                                                       506,901
--------------------------------------------------------------------------------
   Liabilities less Other Assets - (0.4)%                              (2,270)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $504,631

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

*     Non-Income Producing Security

At March 31, 2006, the Small Cap Index Fund had open futures contracts as follows:

                               NOTIONAL                               UNREALIZED
                 NUMBER OF      AMOUNT      CONTRACT     CONTRACT     GAINS
    TYPE         CONTRACTS      (000S)      POSITION     EXP.         (000S)
--------------------------------------------------------------------------------
Russell 2000
E-Mini               41         $3,164        Long         6/06          $64

Russell 2000          3          1,158        Long         6/06           75
--------------------------------------------------------------------------------
Total                                                                   $139

At March 31, 2006, the industry sectors for the Small Cap Index Fund were:

                                                              % OF LONG-TERM
INDUSTRY SECTOR                                                 INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                              13.9%
Consumer Staples                                                    2.7
Energy                                                              6.5
Financials                                                         20.3
Health Care                                                        12.3
Industrials                                                        15.7
Information Technology                                             19.4
Materials                                                           5.3
Telecommunication Services                                          1.6
Utilities                                                           2.3
--------------------------------------------------------------------------------
Total                                                              100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    62      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
STOCK INDEX FUND

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6%
ADVERTISING - 0.1%
      Interpublic Group of Cos. (The), Inc. *            14,800            $142
      Omnicom Group                                       6,800             566
--------------------------------------------------------------------------------
                                                                            708
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 2.1%
      Boeing (The) Co.                                   33,768           2,632
      General Dynamics Corp.                             17,400           1,113
      Goodrich Corp.                                      4,800             209
      L-3 Communications Holdings, Inc.                   5,000             429
      Lockheed Martin Corp.                              15,846           1,190
      Northrop Grumman Corp.                             14,598             997
      Raytheon Co.                                       17,400             798
      Rockwell Collins, Inc.                              6,300             355
      United Technologies Corp.                          43,700           2,533
--------------------------------------------------------------------------------
                                                                         10,256
--------------------------------------------------------------------------------
AGRICULTURE - 1.6%
      Altria Group, Inc.                                 87,100           6,172
      Archer-Daniels-Midland Co.                         27,392             921
      Reynolds American, Inc.                             3,600             380
      UST, Inc.                                           7,500             312
--------------------------------------------------------------------------------
                                                                          7,785
--------------------------------------------------------------------------------
AIRLINES - 0.1%
      Southwest Airlines Co.                             31,530             567
--------------------------------------------------------------------------------
APPAREL - 0.3%
      Coach, Inc. *                                      15,200             526
      Jones Apparel Group, Inc.                           4,200             148
      Liz Claiborne, Inc.                                 3,800             156
      NIKE, Inc., Class B                                 7,900             672
      VF Corp.                                            3,828             218
--------------------------------------------------------------------------------
                                                                          1,720
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.3%
      Ford Motor Co.                                     76,475             609
      General Motors Corp.                               23,500             500
      Navistar International Corp. *                      2,980              82
      PACCAR, Inc.                                        7,635             538
--------------------------------------------------------------------------------
                                                                          1,729
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.2%
      Cooper Tire & Rubber Co.                            2,600              37
      Goodyear Tire & Rubber (The) Co. *                  9,058             131
      Johnson Controls, Inc.                              8,000             608
--------------------------------------------------------------------------------
                                                                            776
--------------------------------------------------------------------------------

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
BANKS - 6.4%
      AmSouth Bancorp                                    12,550            $339
      Bank of America Corp.                             194,340           8,850
      Bank of New York Co. (The), Inc.                   32,300           1,164
      BB&T Corp.                                         20,600             808
      Comerica, Inc.                                      7,350             426
      Compass Bancshares, Inc.                            4,500             228
      Fifth Third Bancorp                                25,330             997
      First Horizon National Corp. NA                     5,700             237
      Huntington Bancshares, Inc.                        11,572             279
      KeyCorp                                            15,200             559
      M&T Bank Corp.                                      3,500             400
      Marshall & Ilsley Corp.                             8,100             353
      Mellon Financial Corp.                             17,700             630
      National City Corp.                                24,200             845
      North Fork Bancorporation, Inc.                    22,350             644
      Northern Trust Corp.                                7,400             389
      PNC Financial Services Group, Inc.                 12,700             855
      Regions Financial Corp.                            17,200             605
      State Street Corp.                                 13,400             810
      SunTrust Banks, Inc.                               16,600           1,208
      Synovus Financial Corp.                            10,750             291
      U.S. Bancorp                                       75,377           2,299
      Wachovia Corp.                                     67,887           3,805
      Wells Fargo & Co.                                  70,157           4,481
      Zions Bancorporation                                5,200             430
--------------------------------------------------------------------------------
                                                                         31,932
--------------------------------------------------------------------------------
BEVERAGES - 2.0%
      Anheuser-Busch Cos., Inc.                          32,488           1,390
      Brown-Forman Corp., Class B                         3,400             262
      Coca-Cola (The) Co.                                85,200           3,567
      Coca-Cola Enterprises, Inc.                        12,800             260
      Constellation Brands, Inc., Class A *               7,300             183
      Molson Coors Brewing Co., Class B                   2,400             165
      Pepsi Bottling Group, Inc.                          6,400             194
      PepsiCo, Inc.                                      69,480           4,015
--------------------------------------------------------------------------------
                                                                         10,036
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.2%
      Amgen, Inc. *                                      49,236           3,582
      Biogen Idec, Inc. *                                13,955             657
      Chiron Corp. *                                      4,800             220
      Genzyme Corp. *                                    11,200             753
      Medimmune, Inc. *                                  11,100             406

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    63      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
STOCK INDEX FUND (continued)

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
BIOTECHNOLOGY - 1.2% - (CONTINUED)
      Millipore Corp. *                                   1,800            $131
--------------------------------------------------------------------------------
                                                                          5,749
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.2%
      American Standard Companies, Inc.                   8,000             343
      Masco Corp.                                        17,600             572
--------------------------------------------------------------------------------
                                                                            915
--------------------------------------------------------------------------------
CHEMICALS - 1.6%
      Air Products & Chemicals, Inc.                      9,000             605
      Ashland, Inc.                                       3,800             270
      Dow Chemical (The) Co.                             40,471           1,643
      du Pont (E.I.) de Nemours & Co.                    39,577           1,670
      Eastman Chemical Co.                                3,375             173
      Ecolab, Inc.                                        8,900             340
      Engelhard Corp.                                     6,162             244
      Hercules, Inc. *                                    3,900              54
      International Flavors & Fragrances, Inc.            3,300             113
      Monsanto Co.                                       10,841             919
      PPG Industries, Inc.                                6,300             399
      Praxair, Inc.                                      12,500             689
      Rohm & Haas Co.                                     6,443             315
      Sherwin-Williams (The) Co.                          5,400             267
      Sigma-Aldrich Corp.                                 2,400             158
      Tronox, Inc., Class B *                               103               2
--------------------------------------------------------------------------------
                                                                          7,861
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.9%
      Apollo Group, Inc., Class A *                       5,900             310
      Cendant Corp.                                      43,308             751
      Convergys Corp. *                                   5,100              93
      Donnelley (R.R.) & Sons Co.                         7,700             252
      Equifax, Inc.                                       4,700             175
      H&R Block, Inc.                                    12,700             275
      McKesson Corp.                                     12,341             643
      Monster Worldwide, Inc. *                           5,500             274
      Moody's Corp.                                      10,504             751
      Paychex, Inc.                                      15,100             629
      Robert Half International, Inc.                     6,100             236
--------------------------------------------------------------------------------
                                                                          4,389
--------------------------------------------------------------------------------
COMPUTERS - 3.8%
      Affiliated Computer Services, Inc., Class A         4,500             268
      Apple Computer, Inc. *                             35,500           2,227
      Computer Sciences Corp. *                           8,100             450
      Dell, Inc. *                                       98,600           2,934

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
COMPUTERS - 3.8% - (CONTINUED)
      Electronic Data Systems Corp.                      21,500            $577
      EMC Corp. of Massachusetts *                       99,512           1,356
      Gateway, Inc. *                                    13,000              28
      Hewlett-Packard Co.                               119,842           3,943
      IBM Corp.                                          65,340           5,389
      Lexmark International, Inc., Class A *              4,500             204
      NCR Corp. *                                         7,100             297
      Network Appliance, Inc. *                          16,500             594
      Sun Microsystems, Inc. *                          144,800             743
      Unisys Corp. *                                     12,000              83
--------------------------------------------------------------------------------
                                                                         19,093
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.0%
      Alberto-Culver Co.                                  4,100             181
      Avon Products, Inc.                                18,044             563
      Colgate-Palmolive Co.                              21,500           1,228
      Estee Lauder Cos. (The), Inc., Class A              4,900             182
      Procter & Gamble Co.                              137,607           7,929
--------------------------------------------------------------------------------
                                                                         10,083
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.1%
      Genuine Parts Co.                                   6,050             265
      Grainger (W.W.), Inc.                               3,100             234
--------------------------------------------------------------------------------
                                                                            499
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 8.0%
      American Express Co.                               51,800           2,722
      Ameriprise Financial, Inc.                         10,060             453
      Bear Stearns Cos. (The), Inc.                       4,631             642
      Capital One Financial Corp.                        12,200             983
      Charles Schwab (The) Corp.                         45,725             787
      CIT Group, Inc.                                     8,600             460
      Citigroup, Inc.                                   208,961           9,869
      Countrywide Financial Corp.                        24,300             892
      E*TRADE Financial Corp. *                          16,500             445
      Fannie Mae                                         40,200           2,066
      Federated Investors, Inc., Class B                  3,814             149
      Franklin Resources, Inc.                            7,100             669
      Freddie Mac                                        29,600           1,806
      Goldman Sachs Group, Inc.                          18,264           2,867
      Janus Capital Group, Inc.                           8,400             195
      JPMorgan Chase & Co.                              145,325           6,051
      Lehman Brothers Holdings, Inc.                     11,200           1,619
      Merrill Lynch & Co., Inc.                          38,384           3,023
      Morgan Stanley                                     45,318           2,847

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    64      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 8.0% - (CONTINUED)
      Price (T. Rowe) Group, Inc.                         5,400            $422
      SLM Corp.                                          17,800             925
--------------------------------------------------------------------------------
                                                                         39,892
--------------------------------------------------------------------------------
ELECTRIC - 2.9%
      AES Corp. *                                        25,900             442
      Allegheny Energy, Inc. *                            6,000             203
      Ameren Corp.                                        8,600             428
      American Electric Power Co.                        16,540             563
      Centerpoint Energy, Inc.                           10,822             129
      Cinergy Corp.                                       7,341             333
      CMS Energy Corp. *                                 11,100             144
      Consolidated Edison, Inc.                          10,300             448
      Constellation Energy Group, Inc.                    8,000             438
      Dominion Resources, Inc. of Virginia               15,693           1,083
      DTE Energy Co.                                      6,100             244
      Duke Energy Corp. *                                41,504           1,210
      Dynegy, Inc., Class A *                            13,300              64
      Edison International                               14,100             581
      Entergy Corp.                                       9,100             627
      Exelon Corp.                                       28,124           1,488
      FirstEnergy Corp.                                  13,515             661
      FPL Group, Inc.                                    18,700             751
      PG&E Corp.                                         16,100             626
      Pinnacle West Capital Corp.                         3,200             125
      PPL Corp.                                          14,200             417
      Progress Energy, Inc.                               9,200             405
      Public Service Enterprise Group, Inc.               9,650             618
      Southern (The) Co.                                 33,400           1,094
      TECO Energy, Inc.                                   6,800             110
      TXU Corp.                                          19,368             867
      Xcel Energy, Inc.                                  13,885             252
--------------------------------------------------------------------------------
                                                                         14,351
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
      American Power Conversion Corp.                     8,000             185
      Emerson Electric Co.                               16,900           1,414
      Molex, Inc.                                         6,575             218
--------------------------------------------------------------------------------
                                                                          1,817
--------------------------------------------------------------------------------
ELECTRONICS - 0.5%
      Agilent Technologies, Inc. *                       18,756             704
      Applera Corp. - Applied Biosystems Group            6,900             187
      Fisher Scientific International, Inc. *             5,300             361
      Jabil Circuit, Inc. *                               7,100             304

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
ELECTRONICS - 0.5% - (CONTINUED)
      PerkinElmer, Inc.                                   4,500            $106
      Sanmina-SCI Corp. *                                22,700              93
      Solectron Corp. *                                  33,500             134
      Symbol Technologies, Inc.                          10,934             116
      Tektronix, Inc.                                     3,100             111
      Thermo Electron Corp. *                             5,800             215
      Waters Corp. *                                      4,100             177
--------------------------------------------------------------------------------
                                                                          2,508
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.1%
      Fluor Corp.                                         3,900             335
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.1%
      International Game Technology                      13,400             472
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.2%
      Allied Waste Industries, Inc. *                    11,100             136
      Waste Management, Inc.                             22,773             804
--------------------------------------------------------------------------------
                                                                            940
--------------------------------------------------------------------------------
FOOD - 1.4%
      Albertson's, Inc.                                  15,345             394
      Campbell Soup Co.                                   8,300             269
      ConAgra Foods, Inc.                                23,200             498
      General Mills, Inc.                                15,400             780
      Heinz (H.J.) Co.                                   15,700             595
      Hershey Foods Corp.                                 7,200             376
      Kellogg Co.                                        10,600             467
      Kroger Co. *                                       30,300             617
      McCormick & Co., Inc.                               4,800             162
      Safeway, Inc.                                      17,700             445
      Sara Lee Corp.                                     30,200             540
      SUPERVALU, Inc.                                     7,000             216
      Sysco Corp.                                        27,100             869
      Tyson Foods, Inc., Class A                          9,600             132
      Whole Foods Market, Inc.                            5,800             385
      Wrigley (Wm.) Jr. Co.                               6,900             442
--------------------------------------------------------------------------------
                                                                          7,187
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.4%
      International Paper Co.                            20,372             704
      Louisiana-Pacific Corp.                             4,816             131
      MeadWestvaco Corp.                                  6,443             176
      Plum Creek Timber Co., Inc.                         6,500             240
      Temple-Inland, Inc.                                 3,900             174
      Weyerhaeuser Co.                                   11,100             804
--------------------------------------------------------------------------------
                                                                          2,229
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    65      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
STOCK INDEX FUND (continued)

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
GAS - 0.2%
      KeySpan Corp.                                       8,000            $327
      NICOR, Inc.                                         1,500              60
      NiSource, Inc.                                     10,400             210
      Peoples Energy Corp.                                1,300              46
      Sempra Energy                                      11,771             547
--------------------------------------------------------------------------------
                                                                          1,190
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.1%
      Black & Decker Corp.                                3,300             287
      Snap-On, Inc.                                       2,050              78
      Stanley Works (The)                                 3,900             197
--------------------------------------------------------------------------------
                                                                            562
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.3%
      Bard (C.R.), Inc.                                   3,800             258
      Bausch & Lomb, Inc.                                 2,200             140
      Baxter International, Inc.                         28,000           1,087
      Becton, Dickinson & Co.                            10,400             640
      Biomet, Inc.                                       11,350             403
      Boston Scientific Corp. *                          25,000             576
      Guidant Corp.                                      16,100           1,257
      Johnson & Johnson                                 124,400           7,367
      Medtronic, Inc.                                    50,200           2,548
      Patterson Cos., Inc. *                              6,600             232
      St. Jude Medical, Inc. *                           14,600             598
      Stryker Corp.                                      12,200             541
      Zimmer Holdings, Inc. *                            10,040             679
--------------------------------------------------------------------------------
                                                                         16,326
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.8%
      Aetna, Inc.                                        23,892           1,174
      Coventry Health Care, Inc. *                        5,955             322
      HCA, Inc.                                          18,338             840
      Health Management Associates, Inc., Class A         8,400             181
      Humana, Inc. *                                      6,600             348
      Laboratory Corp. of America Holdings *              5,700             333
      Manor Care, Inc.                                    3,050             135
      Quest Diagnostics, Inc.                             7,000             359
      Tenet Healthcare Corp. *                           20,300             150
      UnitedHealth Group, Inc.                           56,500           3,156
      WellPoint, Inc. *                                  27,600           2,137
--------------------------------------------------------------------------------
                                                                          9,135
--------------------------------------------------------------------------------
HOME BUILDERS - 0.3%
      Centex Corp.                                        5,700             353
      D.R. Horton, Inc.                                  11,600             385

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
HOME BUILDERS - 0.3% - (CONTINUED)
      KB Home                                             3,472            $226
      Lennar Corp., Class A                               5,300             320
      Pulte Homes, Inc.                                   8,800             338
--------------------------------------------------------------------------------
                                                                          1,622
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.1%
      Harman International Industries, Inc.               2,700             300
      Whirlpool Corp.                                     3,306             302
--------------------------------------------------------------------------------
                                                                            602
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.5%
      Avery Dennison Corp.                                3,800             222
      Clorox Co.                                          6,500             389
      Fortune Brands, Inc.                                6,100             492
      Kimberly-Clark Corp.                               20,036           1,158
--------------------------------------------------------------------------------
                                                                          2,261
--------------------------------------------------------------------------------
HOUSEWARES - 0.1%
      Newell Rubbermaid, Inc.                             9,508             240
--------------------------------------------------------------------------------
INSURANCE - 4.8%
      ACE Ltd.                                           14,100             733
      AFLAC, Inc.                                        20,800             939
      Allstate (The) Corp.                               27,014           1,408
      AMBAC Financial Group, Inc.                         4,200             334
      American International Group, Inc.                108,389           7,163
      AON Corp.                                          12,975             539
      Chubb Corp.                                         8,100             773
      CIGNA Corp.                                         5,000             653
      Cincinnati Financial Corp.                          7,189             302
      Genworth Financial, Inc., Class A                  15,100             505
      Hartford Financial Services Group, Inc.            12,600           1,015
      Jefferson-Pilot Corp.                               4,712             264
      Lincoln National Corp.                              8,400             459
      Loews Corp.                                         6,300             638
      Marsh & McLennan Cos., Inc.                        22,900             672
      MBIA, Inc.                                          5,850             352
      Metlife, Inc.                                      32,400           1,567
      MGIC Investment Corp.                               3,400             226
      Principal Financial Group                          10,700             522
      Progressive (The) Corp.                             7,813             815
      Prudential Financial, Inc.                         20,700           1,569
      SAFECO Corp.                                        5,900             296
      St. Paul Travelers Cos. (The), Inc.                29,713           1,242
      Torchmark Corp.                                     3,800             217
      UnumProvident Corp.                                13,661             280

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    66      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
INSURANCE - 4.8% - (CONTINUED)
      XL Capital Ltd., Class A                            7,259            $465
--------------------------------------------------------------------------------
                                                                         23,948
--------------------------------------------------------------------------------
INTERNET - 1.7%
      Amazon.com, Inc. *                                 13,639             498
      eBay, Inc. *                                       48,224           1,884
      Google, Inc., Class A *                             8,500           3,315
      Symantec Corp. *                                   43,124             726
      VeriSign, Inc. *                                   10,800             259
      Yahoo!, Inc. *                                     52,300           1,687
--------------------------------------------------------------------------------
                                                                          8,369
--------------------------------------------------------------------------------
IRON/STEEL - 0.2%
      Allegheny Technologies, Inc.                        3,632             222
      Nucor Corp.                                         6,500             681
      United States Steel Corp.                           4,500             273
--------------------------------------------------------------------------------
                                                                          1,176
--------------------------------------------------------------------------------
LEISURE TIME - 0.4%
      Brunswick Corp.                                     4,000             156
      Carnival Corp.                                     18,796             890
      Harley-Davidson, Inc.                              12,300             638
      Sabre Holdings Corp., Class A                       4,681             110
--------------------------------------------------------------------------------
                                                                          1,794
--------------------------------------------------------------------------------
LODGING - 0.4%
      Harrah's Entertainment, Inc.                        7,050             550
      Hilton Hotels Corp.                                14,500             369
      Marriott International, Inc., Class A               6,900             473
      Starwood Hotels & Resorts Worldwide, Inc.           9,300             630
--------------------------------------------------------------------------------
                                                                          2,022
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.4%
      Caterpillar, Inc.                                  28,400           2,039
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.3%
      Cummins, Inc.                                       2,000             210
      Deere & Co.                                        10,000             790
      Rockwell Automation, Inc.                           7,600             547
--------------------------------------------------------------------------------
                                                                          1,547
--------------------------------------------------------------------------------
MEDIA - 3.0%
      CBS Corp., Class B                                 33,474             803
      Clear Channel Communications, Inc.                 20,800             603
      Comcast Corp., Class A *                           89,454           2,340
      Disney (Walt) Co.                                  79,300           2,212
      Dow Jones & Co., Inc.                               2,900             114
      Gannett Co., Inc.                                  10,000             599

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
MEDIA - 3.0% - (CONTINUED)
      Knight-Ridder, Inc.                                 3,200            $202
      McGraw-Hill Cos. (The), Inc.                       15,500             893
      Meredith Corp.                                      1,800             100
      New York Times Co., Class A                         5,000             127
      News Corp., Class A                                98,400           1,634
      Scripps (E.W.) Co., Class A                         3,500             157
      Time Warner, Inc.                                 188,500           3,165
      Tribune Co.                                        11,400             313
      Univision Communications, Inc., Class A *           9,400             324
      Viacom, Inc., Class B *                            31,974           1,241
--------------------------------------------------------------------------------
                                                                         14,827
--------------------------------------------------------------------------------
MINING - 0.7%
      Alcoa, Inc.                                        37,412           1,144
      Freeport-McMoRan Copper & Gold, Inc., Class B       7,900             472
      Newmont Mining Corp.                               18,577             964
      Phelps Dodge Corp.                                  8,260             665
      Vulcan Materials Co.                                3,600             312
--------------------------------------------------------------------------------
                                                                          3,557
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.3%
      3M Co.                                             31,600           2,392
      Cooper Industries Ltd., Class A                     3,200             278
      Danaher Corp.                                       9,900             629
      Dover Corp.                                         7,400             360
      Eastman Kodak Co.                                  11,700             333
      Eaton Corp.                                         5,500             401
      General Electric Co.                              436,145          15,169
      Honeywell International, Inc.                      36,212           1,549
      Illinois Tool Works, Inc.                           9,000             867
      Ingersoll-Rand Co. Ltd., Class A                   13,400             560
      ITT Industries, Inc.                                8,400             472
      Leggett & Platt, Inc.                               6,700             163
      Pall Corp.                                          4,366             136
      Parker-Hannifin Corp.                               5,325             429
      Textron, Inc.                                       5,100             476
      Tyco International Ltd.                            83,990           2,258
--------------------------------------------------------------------------------
                                                                         26,472
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.2%
      Pitney Bowes, Inc.                                  8,000             343
      Xerox Corp. *                                      38,796             590
--------------------------------------------------------------------------------
                                                                            933
--------------------------------------------------------------------------------
OIL & GAS - 7.7%
      Amerada Hess Corp.                                  3,300             470

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    67      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS
STOCK INDEX FUND (continued)

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
OIL & GAS - 7.7% - (CONTINUED)
      Anadarko Petroleum Corp.                            9,206            $930
      Apache Corp.                                       13,106             858
      Chesapeake Energy Corp.                            16,300             512
      Chevron Corp.                                      93,032           5,393
      ConocoPhillips                                     69,146           4,366
      Devon Energy Corp.                                 19,300           1,181
      EOG Resources, Inc.                                 9,800             706
      Exxon Mobil Corp.                                 255,514          15,551
      Kerr-McGee Corp.                                    4,980             475
      Marathon Oil Corp.                                 15,309           1,166
      Murphy Oil Corp.                                    7,500             374
      Nabors Industries Ltd. *                            6,700             480
      Noble Corp.                                         6,200             503
      Occidental Petroleum Corp.                         18,728           1,735
      Rowan Cos., Inc.                                    5,200             229
      Sunoco, Inc.                                        5,600             434
      Transocean, Inc. *                                 13,210           1,061
      Valero Energy Corp.                                25,800           1,542
      XTO Energy, Inc.                                   14,600             636
--------------------------------------------------------------------------------
                                                                         38,602
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.5%
      Baker Hughes, Inc.                                 14,940           1,022
      BJ Services Co.                                    13,600             471
      Halliburton Co.                                    21,300           1,555
      National-Oilwell Varco, Inc. *                      6,800             436
      Schlumberger Ltd.                                  24,700           3,126
      Weatherford International Ltd. *                   13,794             631
--------------------------------------------------------------------------------
                                                                          7,241
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%
      Ball Corp.                                          3,900             171
      Bemis Co.                                           3,800             120
      Pactiv Corp. *                                      5,200             127
      Sealed Air Corp.                                    2,953             171
--------------------------------------------------------------------------------
                                                                            589
--------------------------------------------------------------------------------
PHARMACEUTICALS - 6.0%
      Abbott Laboratories                                64,400           2,735
      Allergan, Inc.                                      6,134             665
      AmerisourceBergen Corp.                             8,018             387
      Barr Pharmaceuticals, Inc. *                        4,400             277
      Bristol-Myers Squibb Co.                           81,960           2,017
      Cardinal Health, Inc.                              17,624           1,313
      Caremark Rx, Inc. *                                18,800             925

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
PHARMACEUTICALS - 6.0% - (CONTINUED)
      Express Scripts, Inc. *                             6,600            $580
      Forest Laboratories, Inc. *                        13,600             607
      Gilead Sciences, Inc. *                            19,544           1,216
      Hospira, Inc. *                                     5,980             236
      King Pharmaceuticals, Inc. *                        8,700             150
      Lilly (Eli) & Co.                                  48,296           2,671
      Medco Health Solutions, Inc. *                     12,368             708
      Merck & Co., Inc.                                  91,000           3,206
      Mylan Laboratories, Inc.                            9,300             218
      Pfizer, Inc.                                      307,892           7,673
      Schering-Plough Corp.                              61,900           1,175
      Watson Pharmaceuticals, Inc. *                      4,500             129
      Wyeth                                              57,500           2,790
--------------------------------------------------------------------------------
                                                                         29,678
--------------------------------------------------------------------------------
PIPELINES - 0.3%
      El Paso Corp.                                      25,447             307
      Kinder Morgan, Inc.                                 4,700             432
      Williams Cos. (The), Inc.                          24,000             513
--------------------------------------------------------------------------------
                                                                          1,252
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.9%
      Apartment Investment & Management Co., Class A      3,400             159
      Archstone-Smith Trust                               7,700             376
      Boston Properties, Inc.                             3,800             354
      Equity Office Properties Trust                     18,900             635
      Equity Residential                                 10,500             491
      Kimco Realty Corp.                                  8,500             345
      ProLogis                                           10,935             585
      Public Storage, Inc.                                3,900             317
      Simon Property Group, Inc.                          8,400             707
      Vornado Realty Trust                                5,100             490
--------------------------------------------------------------------------------
                                                                          4,459
--------------------------------------------------------------------------------
RETAIL - 5.9%
      Autonation, Inc. *                                  9,200             198
      Autozone, Inc. *                                    2,300             229
      Bed Bath & Beyond, Inc. *                          12,800             491
      Best Buy Co., Inc.                                 16,625             930
      Big Lots, Inc. *                                    4,200              59
      Circuit City Stores, Inc.                           6,800             166
      Costco Wholesale Corp.                             20,916           1,133
      CVS Corp.                                          33,100             989
      Darden Restaurants, Inc.                            6,350             260
      Dillard's, Inc., Class A                            3,100              81

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    68      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
RETAIL - 5.9% - (CONTINUED)
      Dollar General Corp.                               12,805            $226
      Family Dollar Stores, Inc.                          6,900             184
      Federated Department Stores, Inc.                  10,941             799
      Gap (The), Inc.                                    23,987             448
      Home Depot (The), Inc.                             88,355           3,737
      Kohl's Corp. *                                     13,900             737
      Limited Brands                                     14,100             345
      Lowe's Cos., Inc.                                  32,700           2,107
      McDonald's Corp.                                   52,600           1,807
      Nordstrom, Inc.                                    10,000             392
      Office Depot, Inc. *                               12,800             477
      OfficeMax, Inc.                                     3,533             107
      Penney (J.C.) Co., Inc.                             9,400             568
      RadioShack Corp.                                    5,500             106
      Sears Holdings Corp. *                              4,473             591
      Staples, Inc.                                      31,575             806
      Starbucks Corp. *                                  33,100           1,246
      Target Corp.                                       36,800           1,914
      Tiffany & Co.                                       5,000             188
      TJX Cos., Inc.                                     19,600             486
      Wal-Mart Stores, Inc.                             104,000           4,913
      Walgreen Co.                                       42,000           1,811
      Wendy's International, Inc.                         4,000             248
      Yum! Brands, Inc.                                  10,800             528
--------------------------------------------------------------------------------
                                                                         29,307
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.6%
      Golden West Financial Corp.                        10,700             726
      Sovereign Bancorp, Inc.                            13,313             292
      Washington Mutual, Inc.                            43,076           1,836
--------------------------------------------------------------------------------
                                                                          2,854
--------------------------------------------------------------------------------
SEMICONDUCTORS - 2.9%
      Advanced Micro Devices, Inc. *                     19,600             650
      Altera Corp. *                                     16,700             345
      Analog Devices, Inc.                               14,200             544
      Applied Materials, Inc.                            66,400           1,163
      Applied Micro Circuits Corp. *                     18,800              76
      Broadcom Corp., Class A *                          18,000             777
      Freescale Semiconductor, Inc., Class B *           15,927             442
      Intel Corp.                                       246,200           4,764
      Kla-Tencor Corp.                                    8,600             416
      Linear Technology Corp.                            14,300             502
      LSI Logic Corp. *                                  16,700             193

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
SEMICONDUCTORS - 2.9% - (CONTINUED)
      Maxim Integrated Products, Inc.                    13,300            $494
      Micron Technology, Inc. *                          24,200             356
      National Semiconductor Corp.                       12,900             359
      Novellus Systems, Inc. *                            7,000             168
      NVIDIA Corp. *                                      7,100             406
      PMC - Sierra, Inc. *                                9,700             119
      QLogic Corp. *                                      7,800             151
      Teradyne, Inc. *                                    8,500             132
      Texas Instruments, Inc.                            66,100           2,146
      Xilinx, Inc.                                       14,800             377
--------------------------------------------------------------------------------
                                                                         14,580
--------------------------------------------------------------------------------
SOFTWARE - 3.8%
      Adobe Systems, Inc. *                              25,200             880
      Autodesk, Inc. *                                    9,700             374
      Automatic Data Processing, Inc.                    24,900           1,137
      BMC Software, Inc. *                                7,900             171
      CA, Inc.                                           18,993             517
      Citrix Systems, Inc. *                              7,900             299
      Compuware Corp. *                                  17,400             136
      Electronic Arts, Inc. *                            12,200             668
      First Data Corp.                                   32,123           1,504
      Fiserv, Inc. *                                      8,800             374
      IMS Health, Inc.                                    8,504             219
      Intuit, Inc. *                                      8,100             431
      Microsoft Corp.                                   371,800          10,117
      Novell, Inc. *                                     20,000             154
      Oracle Corp. *                                    155,800           2,133
      Parametric Technology Corp. *                       3,760              61
--------------------------------------------------------------------------------
                                                                         19,175
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.3%
      ADC Telecommunications, Inc. *                      5,928             152
      Alltel Corp.                                       16,600           1,075
      Andrew Corp. *                                      5,762              71
      AT&T, Inc.                                        163,443           4,419
      Avaya, Inc. *                                      15,900             180
      BellSouth Corp.                                    77,400           2,682
      CenturyTel, Inc.                                    4,750             186
      CIENA Corp. *                                      29,100             152
      Cisco Systems, Inc. *                             257,500           5,580
      Citizens Communications Co.                        12,900             171
      Comverse Technology, Inc. *                         9,300             219
      Corning, Inc. *                                    64,200           1,728

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    69      EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
STOCK INDEX FUND (continued)

                                                       NUMBER             VALUE
                                                      OF SHARES           (000S)
COMMON STOCKS - 98.6% - CONTINUED
TELECOMMUNICATIONS - 6.3% - (CONTINUED)
      JDS Uniphase Corp. *                               74,600            $311
      Lucent Technologies, Inc. *                       180,500             550
      Motorola, Inc.                                    105,265           2,412
      QUALCOMM, Inc.                                     69,300           3,507
      Qwest Communications International, Inc. *         63,555             432
      Sprint Nextel Corp.                               123,536           3,192
      Tellabs, Inc. *                                    20,600             327
      Verizon Communications, Inc.                      121,230           4,129
--------------------------------------------------------------------------------
                                                                         31,475
--------------------------------------------------------------------------------
TEXTILES - 0.0%
      Cintas Corp.                                        5,300             226
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.1%
      Hasbro, Inc.                                        6,112             129
      Mattel, Inc.                                       17,541             318
--------------------------------------------------------------------------------
                                                                            447
--------------------------------------------------------------------------------
TRANSPORTATION - 1.8%
      Burlington Northern Santa Fe Corp.                 15,628           1,302
      CSX Corp.                                           8,324             498
      FedEx Corp.                                        12,740           1,439
      Norfolk Southern Corp.                             17,400             941
      Ryder System, Inc.                                  3,400             152
      Union Pacific Corp.                                11,700           1,092
      United Parcel Service, Inc., Class B               45,800           3,636
--------------------------------------------------------------------------------
                                                                          9,060
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $353,673)                                                         491,396

                                                        PRINCIPAL
                                                         AMOUNT           VALUE
                                                         (000S)           (000S)
SHORT-TERM INVESTMENTS - 1.2%
      Barclays Bank, Global Treasury Services,
            London, Eurodollar Time Deposit,
            4.95%, 4/3/06                                $5,419          $5,419
      U.S. Treasury Bill, (1)
            4.10%, 4/6/06                                   840             840
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $6,259)                                                             6,259
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8%
--------------------------------------------------------------------------------
(COST $359,932)                                                         497,655
      Other Assets less Liabilities - 0.2%                                  827
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $498,482

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

 *    Non-Income Producing Security

At March 31, 2006, the Stock Index Fund had open futures contracts as follows:

                               NOTIONAL                              UNREALIZED
                NUMBER OF       AMOUNT      CONTRACT    CONTRACT       GAINS
    TYPE        CONTRACTS       (000S)      POSITION      EXP.         (000S)
  S&P 500
   E-Mini          106          $6,907        Long        6/06          $63
================================================================================

At March 31, 2006, the industry sectors for the Stock Index Fund were:

                                                                  % OF LONG-TERM
INDUSTRY SECTOR                                                      INVESTMENTS
Consumer Discretionary                                                     10.1%
Consumer Staples                                                            9.3
Energy                                                                      9.6
Financials                                                                 21.1
Health Care                                                                12.9
Industrials                                                                11.5
Information Technology                                                     16.0
Materials                                                                   3.0
Telecommunication Services                                                  3.3
Utilities                                                                   3.2
--------------------------------------------------------------------------------
Total                                                                     100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS    70      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS                                 MARCH 31, 2006

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 32 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (collectively, the "Funds") are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Funds. Northern Trust also serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS - Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract it is required to make a margin deposit

                         NORTHERN FUNDS ANNUAL REPORT      71 EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Fund and the broker. The Statements of Operations reflect gains or losses as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2006, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $435,000, $415,000, and $840,000, respectively. The International Equity Index Fund had entered into exchange-traded long futures contracts at March 31, 2006, and did not pledge securities to cover margin requirements.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect gains or losses, if any, as realized in foreign currency transactions and as unrealized in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.

G) REDEMPTION FEES - The International Equity Index Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund's prospectus.

Redemption fees for the fiscal year ended March 31, 2006, were less than $1,000 for the International Equity Index Fund. This amount is included in "Net Increase (Decrease) in Net


EQUITY INDEX FUNDS   72      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

Assets Resulting from Capital Transactions" on the Statements of Changes in Net Assets. The impact from redemption fees paid to the Fund was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS - Distribution of dividends from net investment income, if any, are declared and paid as follows:

                                                 DECLARATION AND
                                                PAYMENT FREQUENCY
  ----------------------------------------------------------------
  International Equity Index                        ANNUALLY
  Mid Cap Index                                     ANNUALLY
  Small Cap Index                                   ANNUALLY
  Stock Index                                       QUARTERLY
  ----------------------------------------------------------------

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

I) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2005, through the fiscal year ended March 31, 2006, the International Equity Index Fund incurred net capital losses and/or net currency losses of approximately $1,535,000 for which the Fund intends to treat as having been incurred in the next fiscal year.

At March 31, 2006, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                            MARCH 31, MARCH 31, MARCH 31, MARCH 31, MARCH 31,
  Amounts in thousands        2009      2010      2011      2012      2013
  ---------------------------------------------------------------------------
  Stock Index                    -     $2,242    $10,234   $4,423      $46
  ---------------------------------------------------------------------------

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2006, the tax components of undistributed net investment income and realized gains were as follows:

                                                 UNDISTRIBUTED
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  International Equity Index                 $15,438         $159
  Mid Cap Index                                3,564          558
  Small Cap Index                                900        5,032
  Stock Index                                    137            -
  ------------------------------------------------------------------

*Ordinary income includes taxable discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2006, was as follows:

                                              DISTRIBUTIONS FROM
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  International Equity Index                  $8,096          $97
  Mid Cap Index                                2,507           43
  Small Cap Index                              3,000        4,322
  Stock Index                                  7,336            -
  ------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2005, was as follows:

                                              DISTRIBUTIONS FROM
                                           -------------------------
                                            ORDINARY     LONG-TERM
  Amounts in thousands                       INCOME*   CAPITAL GAINS
  ------------------------------------------------------------------
  Small Cap Index                            $1,200          $ -
  Stock Index                                 5,851            -
  ------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and
0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offer Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2006, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the fiscal year ended March 31, 2006.


                         NORTHERN FUNDS ANNUAL REPORT      73 EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's average daily net assets. During the fiscal year through March 23, 2006, the investment adviser agreed to waive advisory fees and reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees, advisory fees after waivers and expense limitations for the Funds during this period were as follows:

                                    ANNUAL     ADVISORY
                                   ADVISORY   FEES AFTER   EXPENSE
  Amounts in thousands               FEES      WAIVERS   LIMITATIONS
  -------------------------------------------------------------------
  International Equity Index         0.25%      0.25%       0.45%
  Mid Cap Index                      0.20%      0.20%       0.30%
  Small Cap Index                    0.20%      0.20%       0.35%
  Stock Index                        0.20%      0.10%       0.25%
  -------------------------------------------------------------------

Effective March 24, 2006, the investment adviser reduced its annual advisory fees and has further agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations in the following table:

                                             ANNUAL
                                            ADVISORY     EXPENSE
  Amounts in thousands                        FEES     LIMITATIONS
  -----------------------------------------------------------------
  International Equity Index                  0.25%       0.45%
  Mid Cap Index                               0.20%       0.30%
  Small Cap Index                             0.20%       0.35%
  Stock Index                                 0.10%       0.25%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains, and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At March 31, 2006, the amounts payable were approximately $1,000 for the Small Cap Index and Stock Index Funds, and less than $1,000 for the International Equity Index and Mid Cap Index Funds.


EQUITY INDEX FUNDS   74      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

5 INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2006, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

  Amounts in thousands              PURCHASES           SALES
  -----------------------------------------------------------------
  International Equity Index        $709,124           $22,832
  Mid Cap Index                      232,125            39,551
  Small Cap Index                    144,194            91,545
  Stock Index                         88,965            21,173
  -----------------------------------------------------------------

At March 31, 2006, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                             UNREALIZED        UNREALIZED                          COST BASIS
  Amounts in thousands                                      APPRECIATION      DEPRECIATION    NET APPRECIATION    OF SECURITIES
  -------------------------------------------------------------------------------------------------------------------------------
  International Equity Index                                  $163,960          $(10,722)         $153,238          $961,670
  Mid Cap Index                                                 43,466            (6,440)           37,026           308,053
  Small Cap Index                                              156,390           (22,292)          134,098           372,803
  Stock Index                                                  156,697           (27,781)          128,916           368,739
  -------------------------------------------------------------------------------------------------------------------------------

6 CAPITAL SHARE TRANSACTIONS


Transactions in capital shares for the fiscal year ended March 31, 2006, were as follows:

                                                          SHARES FROM                                  PAYMENTS FOR       NET
                                          PROCEEDS FROM    REINVESTED    REINVESTMENT      SHARES         SHARES        INCREASE
  Amounts in thousands      SHARES SOLD    SHARES SOLD     DIVIDENDS     OF DIVIDENDS     REDEEMED       REDEEMED      IN SHARES
  ---------------------------------------------------------------------------------------------------------------------------------
  International Equity
  Index                        76,099        $795,336         231           $2,529         (9,549)      $(103,718)       66,781
  Mid Cap Index                21,172         228,816          85              944         (3,032)        (33,104)       18,225
  Small Cap Index              12,419         131,629         361            3,797         (7,557)        (80,100)        5,223
  Stock Index                  11,464         174,427         185            2,846         (7,347)       (112,008)        4,302
  ---------------------------------------------------------------------------------------------------------------------------------

                                 NET
                               INCREASE
  Amounts in thousands      IN NET ASSETS
  International Equity
  Index                        $694,147
  Mid Cap Index                 196,656
  Small Cap Index                55,326
  Stock Index                    65,265
  -------------------------------------------------------

Transactions in capital shares for the fiscal year ended March 31, 2005, were as follows:

                                                                                                                          NET
                                             PROCEEDS     SHARES FROM                                  PAYMENTS FOR     INCREASE
                                               FROM        REINVESTED    REINVESTMENT      SHARES         SHARES       (DECREASE)
  Amounts in thousands      SHARES SOLD    SHARES SOLD     DIVIDENDS     OF DIVIDENDS     REDEEMED       REDEEMED      IN SHARES
  ---------------------------------------------------------------------------------------------------------------------------------
  International Equity
  Index                        27,581        $274,974          --            $ --             (47)          $(462)       27,534
  Mid Cap Index                10,281         102,655          --              --             (16)           (159)       10,265
  Small Cap Index              10,612          98,844          12             120         (10,853)       (101,284)         (229)
  Stock Index                   5,865          83,764         161           2,302          (7,302)       (103,413)       (1,276)
  ---------------------------------------------------------------------------------------------------------------------------------

                                 NET
                               INCREASE
                              (DECREASE)
  Amounts in thousands      IN NET ASSETS
  ----------------------------------------------------------------------
  International Equity
  Index                        $274,512
  Mid Cap Index                 102,496
  Small Cap Index                (2,320)
  Stock Index                   (17,347)
  -------------------------------------------------------------------------------------


                         NORTHERN FUNDS ANNUAL REPORT      75 EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of International Equity Index Fund,
                             Mid Cap Index Fund, Small Cap Index Fund, and Stock
                             Index Fund (collectively, the "Funds"), four separate portfolios comprising part of the Northern
                             Funds, as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the periods ended prior to March 31, 2003, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 2, 2002.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 12, 2006


EQUITY INDEX FUNDS   76      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

TAX INFORMATION                                       MARCH 31, 2006 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2006, are designated as "qualified dividend income," as defined in the Act, subject to reduced tax rates in 2006:

                                                         QDI
  FUND                                                PERCENTAGE
  ----------------------------------------------------------------
  International Equity Index                              58%
  Mid Cap Index                                           49%
  Small Cap Index                                         94%
  Stock Index                                            100%
  ----------------------------------------------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) - A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

                                                    CORPORATE DRD
  FUND                                                PERCENTAGE
  ----------------------------------------------------------------
  Mid Cap Index                                          50%
  Small Cap Index                                        94%
  Stock Index                                            97%
  ----------------------------------------------------------------

CAPITAL GAIN DISTRIBUTION - The following Funds made capital gain distributions in December 2005, and hereby designated these long-term capital gain distributions as follows (per share):

                                                      LONG-TERM
                                                     CAPITAL GAIN
  FUND                                                   15%
  ----------------------------------------------------------------
  International Equity Index                           $0.0012
  Mid Cap Index                                         0.0019
  Small Cap Index                                       0.1072
  ----------------------------------------------------------------

FOREIGN TAX CREDIT - The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

  FUND                               TAXES               INCOME
  -----------------------------------------------------------------
  International Equity
   Index                            $0.0124             $0.1817
  -----------------------------------------------------------------


                         NORTHERN FUNDS ANNUAL REPORT      77 EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FUND EXPENSES                                         MARCH 31, 2006 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Index Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/05 - 3/31/06" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 72) in the International Equity Index Fund. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INTERNATIONAL EQUITY INDEX

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.45%     $1,000.00    $1,139.20         $2.40
  Hypothetical             0.45%     $1,000.00    $1,022.69         $2.27**
  -----------------------------------------------------------------------------

MID CAP INDEX

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.30%     $1,000.00    $1,110.70         $1.58
  Hypothetical             0.30%     $1,000.00    $1,023.44         $1.51**
  -----------------------------------------------------------------------------

SMALL CAP INDEX

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.35%     $1,000.00    $1,149.70         $1.88
  Hypothetical             0.35%     $1,000.00    $1,023.19         $1.77**
  -----------------------------------------------------------------------------

STOCK INDEX

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.25%     $1,000.00    $1,062.20         $1.29
  Hypothetical             0.25%     $1,000.00    $1,023.68         $1.26**
  -----------------------------------------------------------------------------

* Expenses are calculated using the Funds' annualized expense ratios, which represents ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.


EQUITY INDEX FUNDS   78      NORTHERN FUNDS ANNUAL REPORT

                                                              EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS                                             MARCH 31, 2006

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- Northern Funds offers 32 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX               - Managing Partner of PricewaterhouseCoopers (an accounting       - Sears Holding Corp.
   Age: 62                        firm) from 2000 to 2003;                                          (a retail company).
   Trustee since 2005           - Director of Big Shoulders Fund since 1997;
                                - Director of Children's Memorial Hospital since 1997;
                                - Trustee of DePaul University since 1998.
   ---------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE             - Chairman and President of Hawthorne Investors, Inc. (a          - PepsiAmericas (a
   Age: 71                        management advisory services and private investment               soft drink bottling
   Trustee since 2000             company) since 1996;                                              company);
                                - Managing Member of Hawthorne Investments, LLC (a                - Ryerson, Inc. (a
                                  management advisory services and private investment               metals distribution
                                  company) since 2001;                                              company).
                                - Managing Member of Hawthorne Investments II, LLC (a
                                  private investments company) since 2004.
   ---------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.        - Chairman and CEO of The Paradigm Group, Ltd. (a financial       - None
   Age: 65                        adviser) since 1993;
   Trustee since 2000           - Principal and Co-Founder of Paradigm Capital since 1996;
                                - Senior Partner of NewEllis Ventures since 2001;
                                - Member of the Board of Managers of The Liberty Hampshire
                                  Company, LLC (a receivable securitization company) from
                                  1996 to 2001;
                                - Director of Financial Pacific Company (a small business
                                  leasing company) from 1998 to 2004;
                                - Member and Director of the Illinois Venture Capital
                                  Association since 2001;
                                - Trustee at Dominican University from 1996 to 2005;
                                - Member of the Board of Directors of the Chicago Children's
                                  Museum since 2001;
                                - Member of the Board of Governors of the Metropolitan Club
                                  since 2003;
                                - Member of the Advisory Board of AAVIN Equity Partners
                                  since 2005;
                                - Chairman of the Nominating Committee of Girl Scouts of
                                  Chicago from 1993 to 2003;
                                - Member of the National Advisory Board of National Domestic
                                  Violence Hotline since 2005.
   ---------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM          - Executive Vice President of Unison-Maximus, Inc. (an            - None
   Age: 62                        aviation and governmental consulting company) from 1989 to
   Trustee since 2001             2005;
                                - Principal/Officer/Director, UCG Associates, Inc. (a
                                  management consulting firm) from 2005 to present.
   ---------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN          - CEO of Polk Bros. Foundation (an Illinois not-for-profit        - None
   Age: 62                        corporation) since 1993;
   Trustee since 2000           - Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994;
                                - Director of STS Consultants, Ltd. (an employee-owned
                                  engineering consulting firm) since 2001.
   ---------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY            - President of Sara Lee Foundation (philanthropic                 - Coach, Inc.;
   Age: 69                        organization) from 1997 to 2001.                                - Payless Shoe Source,
   Trustee since 1998                                                                               Inc. (a retail shoe
                                                                                                    store business);
                                                                                                  - GATX Corporation (a
                                                                                                    railroad holding
                                                                                                    company)


                         NORTHERN FUNDS ANNUAL REPORT      79 EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
TRUSTEES AND OFFICERS (continued)

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL           - Vice Chairman and Director of Cardean Learning Group            - Gildan Activewear,
   Age: 66                        (formerly Unext, Inc.) (a provider of educational services        Inc. (an athletic
   Trustee since 2000             via the Internet) since 2003;                                     clothing marketing
                                - President, Chief Operating Officer, and Director of Unext         and manufacturing
                                  Inc. from 1999 to 2003.                                           company);
                                                                                                  - Goldman Sachs Mutual
                                                                                                    Fund Complex (72
                                                                                                    portfolios);
                                                                                                  - Goldman Sachs
                                                                                                    Closed-End Funds

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,         - Partner in the law firm of Sidley Austin Brown & Wood,          - None
   ESQ. (3)                       LLP.
   Age: 48
   Trustee since 1998
   ---------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)          - President of Northern Trust Global Investments since 2004;      - None
   Age: 46                        and Executive Vice President -- Head of Quantitative
   Trustee since 2006             Management and Securities Lending from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.


EQUITY INDEX FUNDS   80      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

   OFFICERS OF THE TRUST
   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF
   SERVICE AS OFFICER (1)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ----------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND            - Executive Vice President since 2003 and Director since
   Age: 48                        2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street        President and other positions at The Northern Trust
   Chicago, IL 60603              Company, President and Director of Northern Trust
   President since 2000           Securities, Inc., and Managing Executive, Mutual Funds for
                                  Northern Trust Global Investments since 1989.
   ----------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER           - Senior Vice President at Northern Trust Investments, N.A.
   Age: 44                        since 2001 and Senior Vice President at The Northern Trust
   50 South LaSalle Street        Company and the Director of Distribution, Product
   Chicago, IL 60603              Management and Client Services in the Mutual Fund Group of
   Vice President since 2000      Northern Trust Global Investments since 2000.
   ----------------------------------------------------------------------------------------------
   STUART SCHULDT               - Senior Vice President and Division Manager of Fund
   Age: 43                        Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street        Company since 1998.
   Chicago, IL 60603
   Treasurer since 2005
   ----------------------------------------------------------------------------------------------
   SUSAN J. HILL                - Chief Compliance Officer of Northern Trust Investments,
   Age: 49                        N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street        Investments since 2005; Counsel and Vice President of
   Chicago, IL 60603              Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer       Company from 2000 to 2004.
   since 2004
   ----------------------------------------------------------------------------------------------
   WES L. RINGO                 - Senior Vice President of Northern Trust Investments, N.A.
   Age: 55                        and Compliance Director of Northern Trust Securities, Inc.
   50 South LaSalle Street        since 2001; Managing Director, Assistant General Counsel
   Chicago, IL 60603              and Director of Regulatory Affairs of U.S. Bancorp Piper
   Anti-Money Laundering          Jaffrey from 1996 to 2001.
   Compliance Officer since
   2002
   ----------------------------------------------------------------------------------------------
   BRIAN OVAERT                 - Senior Vice President and Department Head at The Northern
   Age: 44                        Trust Company overseeing Fund Accounting, Transfer Agent
   50 Bank Street                 and Fund Administration functions since 1998.
   London, E145NT
   Assistant Treasurer since
   2005
   ----------------------------------------------------------------------------------------------
   JEFFREY A. DALKE, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                        since 1986.
   One Logan Square
   18th and Cherry Streets
   Philadelphia, PA
   19103-6996
   Secretary since 2000
   ----------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.         - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 58                        since 1998.
   99 High Street, 27th
   Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ----------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY,       - Counsel and Vice President at PFPC Inc. since 2005;
   ESQ.                           Associate Counsel and Director at PFPC Inc. from 2002 to
   Age: 34                        2005; Associate Counsel at Investors Bank & Trust Company,
   99 High Street, 27th           a financial service provider from 2001 to 2002.
   Floor
   Boston, MA 02110
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


                         NORTHERN FUNDS ANNUAL REPORT      81 EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
TRUSTEES AND OFFICERS (continued)

   APPROVAL OF ADVISORY AGREEMENT


The Trustees oversee the management of Northern Funds (the "Trust"), and review the investment performance and expenses of the investment funds covered by this Report (the "Funds") at regularly scheduled meetings held during the Funds' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreement (the "Advisory Agreement") for the Funds with Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser").

The Advisory Agreement was most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at the annual contract review meeting held on February 16-17, 2006 (the "Annual Contract Meeting").

In preparation for the Trustees' consideration of the Advisory Agreement at the Annual Contract Meeting, the Trustees reviewed information on the following topics for all of the Funds at a meeting held on November 4, 2005 (the "November Meeting"): the Investment Adviser's profitability; the qualifications of the Investment Adviser and its affiliates to provide services to the Funds; and policies adopted by the Investment Adviser regarding brokerage, trade allocations and other matters.

In connection with both the November Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations relating to the Trustees' consideration of the Advisory Agreement, and at those meetings the Trustees also considered the Investment Adviser's oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Annual Contract Meeting without employees of the Investment Adviser present.

In evaluating the Advisory Agreement at the November Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, their services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Adviser's investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

Specifically in connection with the Trustees' approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to:
(i) the terms of the Advisory Agreement; (ii) the Funds' investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. ("Lipper"), a third-party provider of mutual fund data; (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the investment advisory fees charged by the Investment Adviser to the Investment Adviser's institutional accounts; (v) the scope and depth of the Investment Adviser's resources; (vi) the Investment Adviser's staffing for the Funds and the experience of the portfolio managers; (vii) the Investment Adviser's financial resources and its ability to attract and retain portfolio management talent; (viii) the fees paid by the Funds to the Investment Adviser and its affiliates for services, and the expenses incurred by it in connection with the provision of those services; (ix) the benefits received by the Investment Adviser and its affiliates from its relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Adviser's willingness to meet with representatives of the Board of Trustees outside of the Board meetings in preparation for the Annual Contract Meeting and to provide information requested by the Trustees.

In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds' shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Adviser was both able to commit, and had committed, substantial financial and other resources to the

EQUITY INDEX FUNDS   82      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

operations of the Funds and was able to provide quality services to the Funds. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, and had continued to develop its internal audit program with respect to the Funds.

The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Funds' investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds' investment performance was provided for one, two, three, four, five and ten years. In addition, the Trustees reviewed information prepared by a third-party analyzing the risk-adjusted returns of the Funds. The Trustees considered the Funds' investment performance in light of the investment benchmarks and objectives applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Adviser's investment approach for the Funds.

Based on the information provided, the Trustees believed that the various index Funds were tracking their respective benchmarks. The Board concluded that the Investment Adviser's performance record and its continuing efforts to provide favorable performance results indicated that its continued management would benefit the Funds and their shareholders.

The Trustees also considered the Funds' contractual advisory fee rates; the Funds' total operating expense ratios; the Investment Adviser's voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services, and reviewed information as to whether the Investment Adviser had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the Trustees considered the Investment Adviser's view that the Funds may be sharing in economies of scale through the level at which the Funds' advisory fees are set and through the Investment Adviser's voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing the fee rates charged by the Investment Adviser (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in 2002 and 2005 and the further reductions in the advisory contractual fee rates beginning in 2006.

At the Annual Contract Meeting the Board approved a reduction in the contractual advisory fee rates of the Stock Index Fund. This reduction became effective on March 24, 2006. The effect of this contractual fee reduction was to eliminate the difference between the Fund's contractual advisory fee rates and the actual fee rate (after waivers) currently paid by this Fund. As a result of this reduction, the new contractual advisory fee rate, based on the average net assets computed daily and paid monthly, is 0.10 percent.

Information on the services rendered by the Investment Adviser to the Funds, the reduced fee rates paid by the Funds under the Advisory Agreement and the Funds' total operating expense ratios were compared to similar information for other mutual funds advised by the Investment Adviser and other, unaffiliated investment management firms. Many of the comparisons of the Funds' fee rates and total operating expense ratios were prepared by Lipper.

These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the Investment Adviser to private accounts managed by it, and on the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In addition, the Trustees noted the Investment Adviser's voluntary undertaking to limit the Funds' total expense ratios to specified levels, which would continue in effect on a voluntary basis after the contractual advisory fee reductions described above.

After deliberation, the Trustees concluded at the Annual Contract Meeting with respect to all of the Funds, that the fees paid by Funds were reasonable in light of the services provided by the Investment Adviser, their actual or projected costs and the Funds' current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved and continued.

                         NORTHERN FUNDS ANNUAL REPORT      83 EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

   PORTFOLIO HOLDINGS

  Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

   PROXY VOTING

  A description of Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


EQUITY INDEX FUNDS   84      NORTHERN FUNDS ANNUAL REPORT

ITEM 1. REPORTS TO STOCKHOLDERS.
                                                              MONEY MARKET FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations, excluding Current 7-Day Yields, reflect fee waivers in effect. In the absence of fee waivers, performance would have been reduced. Current 7-Day Yield refers to the net income generated over the 7-day period ending on the date shown. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------

 2      PORTFOLIO MANAGEMENT COMMENTARY
 7      STATEMENTS OF ASSETS AND LIABILITIES
 8      STATEMENTS OF OPERATIONS
 9      STATEMENTS OF CHANGES IN NET ASSETS
 10     FINANCIAL HIGHLIGHTS
        SCHEDULES OF INVESTMENTS
        15    CALIFORNIA MUNICIPAL MONEY MARKET FUND
        24    MONEY MARKET FUND
        31    MUNICIPAL MONEY MARKET FUND
        66    U.S. GOVERNMENT MONEY MARKET FUND
        68    U.S. GOVERNMENT SELECT MONEY MARKET FUND
 70     NOTES TO THE FINANCIAL STATEMENTS
 74     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 75     TAX INFORMATION
 76     FUND EXPENSES
 77     ABBREVIATIONS AND OTHER INFORMATION
 78     TRUSTEES AND OFFICERS
 84     FOR MORE INFORMATION


                        NORTHERN FUNDS ANNUAL REPORT       1  MONEY MARKET FUNDS

MONEY MARKET FUNDS

PORTFOLIO MANAGEMENT COMMENTARY


CALIFORNIA MUNICIPAL
MONEY MARKET FUND
                                                                                 FUND MANAGER
The Northern California Municipal Money Market Fund enjoyed strong                       KURT STOEBER
performance for its most recent fiscal year ended March 31, 2006. The                    With Northern Trust
Fund offers California investors tax-exempt returns, a stable share price                since 2000
and liquidity. For the period, the Fund posted a 2.22 percent total
return, compared with the 2.04 percent return of its benchmark, the              (PHOTO)
iMoneyNet(TM) California State-Specific Retail category. As of March 31, the     FUND STATISTICS
Fund's 7-day current yield was 2.62 percent.

Economic strength and the threat of inflationary pressures gave the              INCEPTION DATE: November 29, 1994
Federal Open Market Committee (FOMC) cause to continue to raise rates by         TOTAL NET ASSETS: $1.0 billion
25 basis points at each of its eight meetings during the fiscal year. By         DIVIDEND SCHEDULE: Monthly
March 31, 2006, the FOMC had raised the benchmark federal funds rate by a
total of two hundred basis points, from 2.75 percent to 4.75 percent.            Performance quoted represents past performance and
                                                                                 does not guarantee future results. Investment
Our primary strategy during the year was to keep our weighted average            return will fluctuate so that shares, when
duration shorter than that of our benchmark. In this vein, we minimized          redeemed, may be worth more or less than their
our purchases of State of California Revenue Anticipation fixed-rate notes       original cost. Current performance may be lower or
offered in November of 2005 and due June 30, 2006, investing approximately       higher than that shown here. Current 7-Day Yield
one percent of Fund assets in this issue. Instead, we chose to stay              more closely reflects the current earnings of the
heavily invested in variable-rate demand obligations with daily or weekly        Fund than total return. Performance data current to
resets. By strongly weighting our purchases in variable-rate securities,         the most recent month-end is available at
the Fund was better positioned to maximize available returns in a rising         NORTHERNFUNDS.COM.
rate environment.

We remain committed to building fund diversification by adding new, high-quality California municipal securities from a large core group of dealers. We continue to have a positive outlook on the credit profile for the State of California as we move into the Fund's new fiscal year. We intend to extend duration by purchasing one-year tax and revenue anticipation notes during this year's note season that begins in June.

PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES

                   CALIFORNIA MUNICIPAL            IMONEYNET MFR AVERAGE(TM)/
                    MONEY MARKET FUND           CALIFORNIA STATE-SPECIFIC RETAIL
--------------------------------------------------------------------------------
2006   MARCH            2.62%                               2.40%
       FEBRUARY         2.62%                               2.42%
       JANUARY          2.50%                               2.34%
--------------------------------------------------------------------------------
2005   DECEMBER         2.57%                               2.40%
       NOVEMBER         2.37%                               2.19%
       OCTOBER          2.12%                               1.98%
       SEPTEMBER        1.98%                               1.84%
       AUGUST           1.86%                               1.74%
       JULY             1.68%                               1.59%
       JUNE             1.83%                               1.68%
       MAY              2.33%                               2.12%
       APRIL            1.93%                               1.73%
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
                                     -------------------------------------------
                                     ONE YEAR                              2.22%
                                     FIVE YEAR                             1.28%
                                     TEN YEAR                              2.12%
                                     SINCE INCEPTION                       2.30%

                                     CURRENT 7-DAY YIELD
                                     -------------------------------------------
                                     PERIOD ENDED 3/31/06                  2.62%

                                     We compare our Funds to the iMoneyNet Money
                                     Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

MONEY MARKET FUNDS    2      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

PORTFOLIO MANAGEMENT COMMENTARY


MONEY MARKET FUND
                                                                                 FUND MANAGER
During the Fund's fiscal year, the Federal Open Market Committee (FOMC)                  ALI BLEECKER
continued on a measured pace of tightening toward neutral, as monetary                   With Northern Trust
policy remained accommodative. The FOMC increased short-term rates 25                    since 2000
basis points in each of its scheduled meetings, eventually taking the
benchmark interest rate target to 4.75 percent. In the first half of the         (PHOTO)
year, inflation expectations controlled market sentiment as record oil           FUND STATISTICS
prices fueled the inflation threat. During the summer, the economy began
to accumulate momentum due to a resilient housing market.                        INCEPTION DATE: April 11, 1994
                                                                                 TOTAL NET ASSETS: $9.1 billion
Following Hurricanes Katrina and Rita, the markets reassessed future             DIVIDEND SCHEDULE: Monthly
Federal Reserve policy and determined that economic weakness would derail
the economy later in the year. The market initially rallied in response to       Performance quoted represents past performance and
the natural disasters, yet sentiment turned hawkish in the fall as Fed           does not guarantee future results. Investment
members reiterated that core inflation was running at the upper acceptable       return will fluctuate so that shares, when
range. By early 2006, market participants began anticipating an end to the       redeemed, may be worth more or less than their
tightening cycle based on language from the December FOMC meeting.               original cost. Current performance may be lower or
However, recent inflationary pressures from higher resource utilization          higher than that shown here. Current 7-Day Yield
and commodity prices have again tilted the bias toward further rate hikes.       more closely reflects the current earnings of the
                                                                                 Fund than total return. Performance data current to
For the fiscal year ended March 31, 2006, the Northern Money Market Fund         the most recent month-end is available at
posted a 3.27 percent total return, compared with the 2.95 percent return        NORTHERNFUNDS.COM.
of the Fund's benchmark, the iMoneyNet's First Tier Retail category. As of
March 31, the Fund's 7-day current yield was 4.23 percent.

The Fund maintained a neutral to long duration relative to our benchmark throughout the fiscal year, given the expectations of FOMC tightening. In the spring, we maintained a neutral duration relative to our benchmark as policy makers hinted that further increases were forthcoming. Meanwhile, we increased our position in variable-rate securities, which protected us against rising interest rates. By late summer, we moved against the market sentiment to a long duration by adding attractive one-year securities, which rewarded us during the market rally caused by the natural disasters.
Throughout the year, we utilized a barbell strategy in the Fund, allowing us to not only take advantage of rising short rates, but also to lock in higher yields on longer dated assets.

PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES

                                                      IMONEYNET MFR AVERAGE(TM)/
                               MONEY MARKET FUND         FIRST TIER RETAIL
--------------------------------------------------------------------------------
2006   MARCH                       4.23%                       3.81%
       FEBRUARY                    4.00%                       3.69%
       JANUARY                     3.95%                       3.54%
--------------------------------------------------------------------------------
2005   DECEMBER                    3.71%                       3.41%
       NOVEMBER                    3.49%                       3.19%
       OCTOBER                     3.28%                       3.02%
       SEPTEMBER                   3.10%                       2.84%
       AUGUST                      2.97%                       2.67%
       JULY                        2.78%                       2.47%
       JUNE                        2.60%                       2.31%
       MAY                         2.50%                       2.20%
       APRIL                       2.33%                       2.02%
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
                                     -------------------------------------------
                                     ONE YEAR                              3.27%
                                     FIVE YEAR                             1.89%
                                     TEN YEAR                              3.59%
                                     SINCE INCEPTION                       3.84%

                                     CURRENT 7-DAY YIELD
                                     -------------------------------------------
                                     PERIOD ENDED 3/31/06                  4.23%

                                     We compare our Funds to the iMoneyNet Money
                                     Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

                       NORTHERN FUNDS ANNUAL REPORT    3      MONEY MARKET FUNDS

MONEY MARKET FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
MUNICIPAL MONEY MARKET FUND

For the Fund's fiscal year, the Northern Municipal Money Market Fund                 FUND MANAGER
provided investors with attractive tax-exempt returns, a stable one dollar           (PHOTO)        KURT STOEBER
share price and liquidity. During the 12-month period ended March 31, 2006, the Fund posted a 2.26 percent total return, compared with the 2.04 percent
return of its benchmark, the iMoneyNet(TM) Tax-Free Retail category. As of                          With Northern
March 31, the Fund's 7-day current yield was 2.69 percent. The flattening                           Trust since 2000
of the yield curve increased the relative attractiveness of money market funds for many investors during the year. The Fund received over $1 billion of new
contributions over the course of the year.                                           FUND STATISTICS

Uncertainty was the theme for most of the year, as participants navigated both a     INCEPTION DATE: April 11, 1994
market in which longer-term fixed-income instruments defied Federal Reserve          TOTAL NET ASSETS: $5.6 billion
tightening of short-term rates and a change of Fed chairmanship. Economic            DIVIDEND SCHEDULE: Monthly
strength and the threat of inflationary pressures gave the Federal Open Market
Committee (FOMC) cause to continue to raise rates by 25 basis points at each of      Performance quoted represents past
their eight meetings during the period. By the end of March 2006, the FOMC had       performance and does not guarantee
raised the benchmark federal funds rate by a total of two hundred basis points,      future results. Investment return will
from 2.75 percent to 4.75 percent.                                                   fluctuate so that shares, when redeemed,
                                                                                     may be worth more or less than their
Our primary strategy during the period was to keep weighted average duration         original cost. Current performance may be
short relative to that of our benchmark. We accomplished this by purchasing a        lower or higher than that shown here.
lower volume of fixed-rate notes during the municipal market's note season. Our      Current 7-Day Yield more closely reflects
primary investment vehicles of choice for much of the period were variable-rate      the current earnings of the Fund than
demand obligations that reset daily or weekly. This helped our performance in a      total return. Performance data current
rising rate environment and provided ample liquidity to opportunistically            to the most recent month-end is available at
purchase a limited amount of fixed-rate securities. As we approach the expected      NORTHERNFUNDS.COM.
end of the Fed's tightening cycle later this year, we expect to extend the
Fund's duration. We plan to focus our efforts on purchasing one-year tax and revenue anticipation notes during this year's note season that will begin in
June.

PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES


                   MUNICIPAL MONEY     IMONEYNET MFR AVERAGE(TM)/
                     MARKET FUND           TAX-FREE RETAIL
                  ---------------      --------------------------
 2006  MARCH           2.69%                    2.42%
       FEBRUARY        2.62%                    2.43%
       JANUARY         2.53%                    2.36%
-----------------------------------------------------------------
 2005  DECEMBER        2.62%                    2.40%
       NOVEMBER        2.41%                    2.19%
       OCTOBER         2.19%                    1.98%
       SEPTEMBER       2.06%                    1.86%
       AUGUST          1.91%                    1.75%
       JULY            1.74%                    1.60%
       JUNE            1.88%                    1.71%
       MAY             2.33%                    2.11%
       APRIL           1.94%                    1.72%
-----------------------------------------------------------------

                                                                        AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
                                                                        -------------------------------------------
                                                                        ONE YEAR                      2.26%
                                                                        FIVE YEAR                     1.35%
                                                                        TEN YEAR                      2.28%
                                                                        SINCE INCEPTION               2.44%
                                                                        -------------------------------------------
                                                                        CURRENT 7-DAY YIELD
                                                                        -------------------------------------------
                                                                        PERIOD ENDED 3/31/06          2.69%
                                                                        -------------------------------------------

                                                                        We compare our Funds to the iMoneyNet Money Fund Report
                                                                        Averages, which are composites of professionally managed
                                                                        money market investments with similar investment objectives.

MONEY MARKET FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

                                                             MONEY MARKET FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
U.S. GOVERNMENT MONEY MARKET FUND

During the year, the Federal Reserve continued to raise interest rates at a             FUND MANAGER
measured pace. Hurricanes Rita and Katrina temporarily dominated the markets            (PHOTO)        MARY ANN FLYNN
until it was determined that the short-term impact of the storms would be offset by long-term stimulus. The vote at the March 2006 Federal Open Market Committee
(FOMC) meeting was unanimous, and brought the fifteenth federal funds rate                             With Northern Trust
increase since June 2004.                                                                              since 1969

Heading the proceedings for the first time was Chairman Ben Bernanke, who               FUND STATISTICS
disappointed no one by following in Alan Greenspan's path. In this regard,
further tightening may be needed to keep the risks of economic growth and price         INCEPTION DATE: April 11, 1994
stability in balance. This was taken by the markets as an indication that there         TOTAL NET ASSETS: $717 million
will be at least one and possibly two more short-term rate hikes before the             DIVIDEND SCHEDULE: Monthly
current cycle is completed.
                                                                                        Performance quoted represents past
For the fiscal year ended March 31, 2006, the Fund posted a 3.22 percent total          performance and does not guarantee future
return, compared with the 2.97 percent return of its benchmark, the iMoneyNet(TM)       results. Investment return will fluctuate
Government & Agencies Retail category. As of March 31, the Portfolio's 7-day            so that shares, when redeemed, may be worth
current yield was 4.15 percent. The Fund's position in overnight repurchase             more or less than their original cost.
agreements increased as longer-term Treasuries and agencies became more                 Current performance may be lower or higher
expensive. Maturity selection was the focus for the year, and investments were          than that shown here. Current 7-Day Yield
made in anticipation of rising interest rates. In this regard, the Fund kept a          more closely reflects the current earnings
shortened barbell strategy to build liquidity and enable us to add duration when        of the Fund than total return. Performance
there was a rate increase. The addition of adjustable-rate securities with 30-          data current to the most recent month-end
and 90-day resets along with selective purchases of fixed-rate six-month,               is available at NORTHERNFUNDS.COM.
nine-month and one-year fixed securities enabled us to maintain our desired positioning versus the benchmark.

While economic activity looks strong, inflation remains less of a factor. In
March, core inflation registered a year-over-year increase of 1.8 percent, within the Fed's preferred range of 1.0 percent to 2.0 percent. The fiscal year began with the Fund positioned neutrally, later changing to longer than the benchmark. The period closed with the Fund making purchases that will keep it long versus its benchmark.

PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES


                   U.S. GOVERNMENT     IMONEYNET MFR AVERAGE(TM)/
                  MONEY MARKET FUND   GOVERNMENT & AGENCIES RETAIL
------------------------------------------------------------------
 2006  MARCH            4.15%                    3.83%
       FEBRUARY         3.96%                    3.75%
       JANUARY          3.83%                    3.56%
------------------------------------------------------------------
 2005  DECEMBER         3.64%                    3.46%
       NOVEMBER         3.34%                    3.25%
       OCTOBER          3.15%                    3.04%
       SEPTEMBER        3.12%                    2.86%
       AUGUST           2.99%                    2.70%
       JULY             2.74%                    2.50%
       JUNE             2.55%                    2.30%
       MAY              2.44%                    2.21%
       APRIL            2.30%                    2.02%
------------------------------------------------------------------


                                                                        AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
                                                                        -------------------------------------------
                                                                        ONE YEAR                              3.22%
                                                                        FIVE YEAR                             1.81%
                                                                        TEN YEAR                              3.49%
                                                                        SINCE INCEPTION                       3.74%
                                                                        -------------------------------------------
                                                                        CURRENT 7-DAY YIELD
                                                                        -------------------------------------------
                                                                        PERIOD ENDED 3/31/06                  4.15%


                                                                        We compare our Funds to the iMoneyNet Money Fund Report
                                                                        Averages, which are composites of professionally
                                                                        managed money market investments with similar investment
                                                                        objectives.


                               MONEY MARKET FUNDS 5 NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
U.S. GOVERNMENT SELECT
MONEY MARKET FUND

The U.S. Government Select Money Market Fund's fiscal year began and ended with         FUND MANAGER
continuing accounting problems at the government-sponsored entities, or GSEs.
Senate Banking Chairman Richard Shelby drafted legislation to tighten                   (PHOTO)        MARY ANN FLYNN
supervision of the Federal National Mortgage Association and Federal Home Loan
Mortgage Corp. that would restrict their investments and reduce the combined                           With Northern
$1.5 trillion in mortgage loans that they hold. The House passed the GSE Bill,                         Trust since 1969
but nothing will be finalized until later in 2006 when the Senate reviews the
legislation. Both agencies are restructuring their holdings in the wake of this         FUND STATISTICS
activity, and the first quarter of 2006 saw a reduction in issuance of $58
billion.                                                                                INCEPTION DATE: December 12, 1994
                                                                                        TOTAL NET ASSETS: $1.1 billion
The Federal Reserve stayed the course with eight successive 25-basis-point              DIVIDEND SCHEDULE: Monthly
tightenings. It was not a surprise that the Fed raised interest rates for the
fifteenth time since June 2004, at the March Federal Open Market Committee              Performance quoted represents past
(FOMC) meeting, to 4.75 percent. In his first appearance as Chairman, Ben               performance and does not guarantee future
Bernanke disappointed no one by staying the course set by Alan Greenspan. In            results. Investment return will fluctuate so
this regard, further tightening may be needed to keep risks to economic growth          that shares, when redeemed, may be worth
and price stability in balance. This was taken by the markets as an indication          more or less than their original cost.
that there will be at least one and possibly two more short-term rate hikes             Current performance may be lower or higher
before the current cycle is completed.                                                  than that shown here. Current 7-Day Yield
                                                                                        more closely reflects the current earnings
For the fiscal year ended March 31, 2006, the Fund posted a 3.17 percent total          of the Fund than total return. Performance
return, compared with the 2.97 percent return of its benchmark, the iMoneyNet(TM)       data current to the most recent
Government & Agencies Retail category. As of March 31, the Portfolio's 7-day            month-end is available at
current yield was 4.06 percent. The Fund has increased its position of                  NORTHERNFUNDS.COM.
variable-rate notes with 30- or 90-day resets as a hedge against future Fed activity. Selective purchases of six-month, nine-month and one-year fixed-rate securities were made when yields were favorable. While economic activity looks strong, inflation remains quiet. In March, core inflation registered a year-over-year increase of 1.8 percent, within the Fed's preferred range of 1.0 percent to 2.0 percent. The fiscal year began with the Fund at a neutral weighted average maturity, and closed with the Fund long versus its benchmark.


PERFORMANCE

YIELD COMPARISONS AVERAGE MONTHLY RATES

                  U.S. GOVERNMENT SELECT     IMONEYNET MFR AVERAGE(TM)/
                    MONEY MARKET FUND       GOVERNMENT & AGENCIES RETAIL
-------------------------------------------------------------------------
 2006  MARCH              4.06%                       3.83%
       FEBRUARY           3.88%                       3.75%
       JANUARY            3.78%                       3.56%
------------------------------------------------------------------------
 2005  DECEMBER           3.58%                       3.46%
       NOVEMBER           3.39%                       3.25%
       OCTOBER            3.19%                       3.04%
       SEPTEMBER          3.04%                       2.86%
       AUGUST             2.87%                       2.70%
       JULY               2.67%                       2.50%
       JUNE               2.56%                       2.30%
       MAY                2.45%                       2.21%
       APRIL              2.24%                       2.02%
------------------------------------------------------------------------


                                                                            AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
                                                                            -------------------------------------------
                                                                            ONE YEAR                              3.17%
                                                                            FIVE YEAR                             1.75%
                                                                            TEN YEAR                              3.45%
                                                                            SINCE INCEPTION                       3.70%
                                                                            -------------------------------------------

                                                                            CURRENT 7-DAY YIELD
                                                                            -------------------------------------------
                                                                            PERIOD ENDED 3/31/06                  4.06%
                                                                            -------------------------------------------
                                                                            We compare our Funds to the iMoneyNet Money Fund Report
                                                                            Averages, which are composites of professionally managed
                                                                            money market investments with similar investment
                                                                            objectives.


MONEY MARKET FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                              MARCH 31, 2006

                                                      CALIFORNIA                      MUNICIPAL     U.S. GOVERNMENT  U.S. GOVERNMENT
Amounts in thousands,                               MUNICIPAL MONEY      MONEY          MONEY            MONEY         SELECT MONEY
except per share data                                MARKET FUND      MARKET FUND    MARKET FUND      MARKET FUND       MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                           $1,019,360    $6,459,150     $5,593,232         $504,574        $1,162,792
Repurchase agreements, at cost which approximates
  fair value                                                     --     2,801,021             --          284,067                --
Cash                                                             45            --          2,403               --             3,194
Interest income receivable                                    5,203        31,861         30,473            1,553             2,822
Dividend income receivable                                       --            --             56               --                --
Receivable for fund shares sold                                   5         2,073             --               --                --
Receivable for securities sold                                  671           225          5,775               --                --
Receivable from investment adviser                               27           184            146               19                34
Prepaid and other assets                                          2            23             14                2                 3
Total Assets                                              1,025,313     9,294,537      5,632,099          790,215         1,168,845
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                   --             3             --              144                --
Payable for securities purchased                                 --       134,860          2,606           70,755            31,248
Payable for fund shares redeemed                                 --            --            318               11                87
Distributions payable to shareholders                         2,306        31,555         12,442            2,452             3,973
Payable to affiliates:
  Investment advisory fees                                       78           694            426               56                87
  Co-administration fees                                         29           260            160               21                33
  Custody and accounting fees                                     7            51             18                3                14
  Transfer agent fees                                            19           174            107               14                22
Accrued other liabilities                                        30           272            173               29                42
Total Liabilities                                             2,469       167,869         16,250           73,485            35,506
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                               $1,022,844    $9,126,668     $5,615,849         $716,730        $1,133,339
------------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                            $1,022,300    $9,126,673     $5,615,867         $716,746        $1,133,339
Accumulated undistributed net investment
  income                                                        544            --              1               --                --
Accumulated net realized losses                                  --            (5)           (19)             (16)               --
Net Assets                                               $1,022,844    $9,126,668     $5,615,849         $716,730        $1,133,339
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED  AUTHORIZATION)                               1,022,325     9,126,690      5,615,859          716,778         1,133,378
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER
  SHARE                                                       $1.00         $1.00          $1.00            $1.00             $1.00
------------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                       NORTHERN FUNDS ANNUAL REPORT    7      MONEY MARKET FUNDS

MONEY MARKET FUNDS
STATEMENTS OF OPERATIONS                FOR THE FISCAL YEAR ENDED MARCH 31, 2006

                                                  CALIFORNIA                         MUNICIPAL    U.S. GOVERNMENT    U.S. GOVERNMENT
                                                MUNICIPAL MONEY        MONEY           MONEY           MONEY          SELECT MONEY
Amounts in thousands                              MARKET FUND       MARKET FUND     MARKET FUND     MARKET FUND        MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                        $28,510        $323,102        $139,116         $23,842            $43,684
Dividend income                                             --              --             410              --                 --
  Total Investment Income                               28,510         323,102         139,526          23,842             43,684
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                 5,164          42,255          24,842           3,150              5,789
Co-administration fees                                   1,556          12,736           7,489             950              1,744
Custody and accounting fees                                247           1,845           1,061             185                288
Transfer agent fees                                      1,037           8,491           4,992             633              1,163
Registration fees                                           11              52              46              24                 22
Printing fees                                               34             337             208              24                 46
Professional fees                                           22             208             128              14                 28
Trustee fees and expenses                                   18             175             106              12                 24
Shareholder servicing fees                                  --              --              --              89                 --
Other                                                       25             216             132              18                 32
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                           8,114          66,315          39,004           5,099              9,136
  Less voluntary waivers of
     investment advisory fees                           (1,015)         (8,292)         (4,871)           (617)            (1,138)
  Less expenses reimbursed by
     investment adviser                                 (1,378)        (11,013)         (6,653)           (940)            (1,585)
  Less custodian credits                                   (17)           (311)            (21)            (60)               (17)
  Net Expenses                                           5,704          46,699          27,459           3,482              6,396
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                   22,806         276,403         112,067          20,360             37,288
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS:
Net realized gains on:
  Investments                                              181              11              18              --                 --
  Net Realized Gains on Investments                        181              11              18              --                 --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $22,987        $276,414        $112,085         $20,360            $37,288

See Notes to the Financial Statements.

MONEY MARKET FUNDS    8      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS         FOR THE FISCAL YEARS ENDED MARCH 31,

                         CALIFORNIA                                     MUNICIPAL         U.S. GOVERNMENT        U.S. GOVERNMENT
                       MUNICIPAL MONEY             MONEY                  MONEY                MONEY               SELECT MONEY
                         MARKET FUND            MARKET FUND            MARKET FUND          MARKET FUND            MARKET FUND
Amounts in
thousands              2006       2005       2006         2005       2006        2005      2006      2005        2006        2005
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment
  income              $22,806    $7,913    $276,403     $90,400    $112,067     $43,707   $20,360    $6,931     $37,288     $11,756
Net realized gains
 (losses) on
 investments              181       389          11         (16)         18         (11)        -         1           -           2
   Net Increase in
     Net Assets
     Resulting from
     Operations        22,987     8,302     276,414      90,384     112,085      43,696    20,360     6,932      37,288      11,758
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS: (1)
Net increase
 (decrease) in
 net assets
 resulting from
 capital share
 transactions         114,267   146,015   1,229,962     461,362   1,035,457    (139,341)  144,872   (50,605)    (52,768)    261,236
   Net Increase
     (Decrease) in
     Net Assets
     Resulting
     from Capital
     Share
     Transactions     114,267   146,015   1,229,962     461,362   1,035,457    (139,341)  144,872   (50,605)    (52,768)    261,236
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment
  income              (22,957)   (7,913)   (276,438)    (90,400)   (112,384)    (43,656)  (20,360)   (6,931)    (37,300)    (11,756)
 Total
  Distributions
  Paid                (22,957)   (7,913)   (276,438)    (90,400)   (112,384)    (43,656)  (20,360)   (6,931)    (37,300)    (11,756)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS          114,297   146,404   1,229,938     461,346   1,035,158    (139,301)  144,872   (50,604)    (52,780)    261,238
NET ASSETS:
Beginning of year     908,547   762,143   7,896,730   7,435,384   4,580,691   4,719,992   571,858   622,462   1,186,119     924,881
End of year        $1,022,844  $908,547  $9,126,668  $7,896,730  $5,615,849  $4,580,691  $716,730  $571,858  $1,133,339  $1,186,119
------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED
 UNDISTRIBUTED NET
 INVESTMENT INCOME       $544      $514          $-         $35          $1        $318        $-        $-          $-         $12
------------------------------------------------------------------------------------------------------------------------------------

(1) The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

                       NORTHERN FUNDS ANNUAL REPORT    9      MONEY MARKET FUNDS

MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS

                                                                                 CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data                                                 2006         2005          2004        2003         2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $1.00        $1.00        $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.02         0.01         0.01         0.01         0.02
  Total from Investment Operations                                         0.02         0.01         0.01         0.01         0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                              (0.02)       (0.01)       (0.01)       (0.01)       (0.02)
     Total Distributions Paid                                             (0.02)       (0.01)       (0.01)       (0.01)       (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                              $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                           2.22%        0.92%        0.55%        0.95%        1.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                $1,022,844     $908,547     $762,143     $876,183     $525,262
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                              0.55%        0.55%        0.55%        0.55%        0.55%
  Expenses, before waivers and reimbursements                              0.78%        0.79%        0.78%        0.81%        0.89%
  Net investment income, net of waivers and reimbursements                 2.20%        0.94%        0.55%        0.93%        1.72%
  Net investment income, before waivers and reimbursements                 1.97%        0.70%        0.32%        0.67%        1.38%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET FUNDS    10      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                      MONEY MARKET FUND
Selected per share data                                        2006           2005           2004             2003           2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $1.00          $1.00          $1.00            $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.03           0.01           0.01             0.01            0.03
  Total from Investment Operations                             0.03           0.01           0.01             0.01            0.03
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                  (0.03)         (0.01)         (0.01)           (0.01)          (0.03)
     Total Distributions Paid                                 (0.03)         (0.01)         (0.01)           (0.01)          (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $1.00          $1.00          $1.00            $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                               3.27%          1.22%          0.68%            1.26%           3.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                    $9,126,668     $7,896,730     $7,435,384       $8,570,323      $9,302,869
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                  0.55%          0.55%          0.55%            0.55%           0.55%
  Expenses, before waivers and reimbursements                  0.78%          0.79%          0.78%            0.82%           0.88%
  Net investment income, net of waivers and
    reimbursements                                             3.26%          1.22%          0.68%            1.26%           2.99%
  Net investment income, before waivers and
    reimbursements                                             3.03%          0.98%          0.45%            0.99%           2.66%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


                      NORTHERN FUNDS ANNUAL REPORT    11      MONEY MARKET FUNDS

MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                                   MUNICIPAL MONEY MARKET FUND
Selected per share data                                        2006            2005            2004            2003          2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $1.00          $1.00           $1.00           $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.02           0.01            0.01            0.01            0.02
  Total from Investment Operations                             0.02           0.01            0.01            0.01            0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                  (0.02)         (0.01)          (0.01)          (0.01)           (0.02)
     Total Distributions Paid                                 (0.02)         (0.01)          (0.01)          (0.01)           (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $1.00          $1.00           $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                               2.26%          0.96%           0.58%           0.99%            1.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                    $5,615,849     $4,580,691      $4,719,992      $5,045,958       $4,162,353
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                  0.55%          0.55%           0.55%           0.55%            0.55%
  Expenses, before waivers and reimbursements                  0.78%          0.79%           0.78%           0.81%            0.89%
  Net investment income, net of waivers and
    reimbursements                                             2.24%          0.95%           0.58%           0.97%            1.90%
  Net investment income, before waivers and
    reimbursements                                             2.01%          0.71%           0.35%           0.71%            1.56%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


MONEY MARKET FUNDS    12      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data                                         2006               2005              2004        2003          2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $1.00            $1.00             $1.00        $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            0.03             0.01              0.01         0.01          0.03
  Total from Investment Operations                               0.03             0.01              0.01         0.01          0.03
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                    (0.03)           (0.01)           (0.01)        (0.01)        (0.03)
     Total Distributions Paid                                   (0.03)           (0.01)           (0.01)        (0.01)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $1.00            $1.00            $1.00         $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                 3.22%            1.19%            0.65%         1.21%         2.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $716,730         $571,858         $622,462      $794,122      $631,313
Ratio to average net assets of:
  Expenses, net of waivers, reimbursements and credits           0.55%(2)         0.55%(2)         0.55%         0.55%         0.55%
  Expenses, before waivers, reimbursements and credits           0.81%            0.80%            0.82%         0.86%         0.89%
  Net investment income, net of waivers,
    reimbursements and credits                                   3.22%            1.17%            0.66%         1.19%         2.74%
  Net investment income, before waivers,
    reimbursements and credits                                   2.96%            0.92%            0.39%         0.88%         2.40%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $60,000 and $50,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.


                      NORTHERN FUNDS ANNUAL REPORT    13      MONEY MARKET FUNDS

MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                             U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data                                      2006              2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $1.00             $1.00           $1.00           $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.03              0.01            0.01            0.01            0.03
  Total from Investment Operations                           0.03              0.01            0.01            0.01            0.03
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                (0.03)            (0.01)          (0.01)          (0.01)          (0.03)
     Total Distributions Paid                               (0.03)            (0.01)          (0.01)          (0.01)          (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $1.00             $1.00           $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                             3.17%             1.16%           0.62%           1.11%           2.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                  $1,133,339        $1,186,119        $924,881        $979,757        $983,129
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                0.55%             0.55%           0.55%           0.55%           0.55%
  Expenses, before waivers and reimbursements                0.79%             0.79%           0.79%           0.82%           0.88%
  Net investment income, net of waivers and
    reimbursements                                           3.21%             1.22%           0.61%           1.08%           2.64%
  Net investment income, before waivers and
    reimbursements                                           2.97%             0.98%           0.37%           0.81%           2.31%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.


MONEY MARKET FUNDS    14      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
CALIFORNIA MUNICIPAL MONEY MARKET FUND

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7%
  CALIFORNIA - 93.6%
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB,
     Jewish Home San Francisco
     (Allied Irish Bank LOC),
     3.14%, 4/3/06                     $5,700            $5,700
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB,
     Series 2004, Thacher Schools,
     3.16%, 4/10/06                     4,700             4,700
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB,
     Series 2005, Institute for
     Defense Analyses (AMBAC
     Insured),
     3.18%, 4/10/06                     3,000             3,000
   ABAG Finance Authority for
     Nonprofit Corp. Multifamily
     Revenue VRDB, Series 2000A
     (AMT), East Ridge Apartments
     (FNMA LOC),
     3.24%, 4/10/06                     2,545             2,545
   ABAG Finance Authority for
     Nonprofit Corp. Multifamily
     Revenue VRDB, Series 2002
     (AMT), The Bachenheimer
     Building Project (FNMA Gtd.),
     3.18%, 4/10/06                     7,720             7,720
   ABAG Finance Authority for
     Nonprofit Corp. Multifamily
     Revenue VRDB, Series 2002A
     (AMT), Action Courtyard
     Apartments Project (Wells
     Fargo Bank N.A. LOC),
     3.18%, 4/10/06                     3,575             3,575
   ABAG Finance Authority for
     Nonprofit Corp. Multifamily
     Revenue VRDB, Series 2002A
     (AMT), Darling Florist
     Building Project (FNMA Gtd.),
     3.18%, 4/10/06                     4,710             4,710
   ABAG Finance Authority for
     Nonprofit Corp. Revenue VRDB,
     Series 2004, California
     Senior Living, Elder Care
     Alliance (Lloyds TSB Bank
     LOC),
     3.14%, 4/10/06                    16,135            16,135

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   Adelanto Public Utility
     Authority Revenue VRDB,
     Utility System Project (AMBAC
     Insured),
     3.14%, 4/3/06                     $2,000            $2,000
   Alameda County IDA Revenue
     VRDB, Series 1995A (AMT),
     Heat and Control, Inc.
     Project (Comerica Bank LOC),
     3.23%, 4/10/06                     1,520             1,520
   Alameda County IDA Revenue
     VRDB, Series 1997A (AMT),
     Tool Family Partnership
     (Wells Fargo Bank N.A. LOC),
     3.17%, 4/10/06                     1,240             1,240
   Alameda County IDA Revenue
     VRDB, Series 2001 (AMT),
     Pacific Paper Tube Project
     (Wells Fargo Bank N.A. LOC),
     3.17%, 4/10/06                     2,285             2,285
   Alameda County IDA Revenue
     VRDB, Series 2004 (AMT),
     Autumn Press, Inc. Project
     (Wells Fargo Bank N.A. LOC),
     3.23%, 4/10/06                     2,332             2,332
   Alameda County IDA Revenue
     VRDB, Series 2004A (AMT),
     BEMA Electronics
     Manufacturing Project
     (Comerica Bank LOC),
     3.23%, 4/10/06                     2,200             2,200
   Alameda-Contra Costa Schools
     COPS, Series 2002J, Capital
     Improvement Project (KBC Bank
     LOC),
     3.23%, 4/10/06                     1,805             1,805
   Alameda-Contra Costa Schools
     COPS, Series 2002K, Capital
     Improvement Project (KBC Bank
     LOC),
     3.23%, 4/10/06                     2,700             2,700
   Anaheim California Housing
     Authority for Multifamily
     Revenue VRDB (AMT), Anaheim
     Hills-Fountains (FNMA LOC),
     3.20%, 4/10/06                    14,424            14,424
   Azusa Multifamily Housing
     Revenue Bonds, Series 1994,
     Pacific Glen Apartments
     Project (FNMA LOC),
     3.14%, 4/10/06                       100               100

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   15     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   Bay Area Toll Bridge Revenue
     VRDB, Series C, San Francisco
     Bay Area Toll Authority
     (AMBAC Insured),
     3.14%, 4/10/06                   $10,000           $10,000
   California Department of Water
     Resources VRDB, Series
     2002C-1, Power Supply Revenue
     Bonds (Dexia Credit Local
     LOC),
     3.17%, 4/10/06                       250               250
   California Department of Water
     Resources VRDB, Series
     2002C-3, Power Supply Revenue
     Bonds (AMBAC Insured),
     3.17%, 4/10/06                     4,275             4,275
   California Department of Water
     Resources Revenue VRDB,
     Series 2002C-7, Power Supply
     Revenue Bonds (FSA Corp.
     Insured),
     3.17%, 4/10/06                    16,500            16,500
   California Economic Development
     Financing Authority Revenue
     VRDB, Series 1996A (AMT),
     Joseph Schmidt Confections
     Project (BNP Paribas LOC),
     3.18%, 4/10/06                     2,900             2,900
   California Economic Development
     Financing Authority Revenue
     VRDB, Series 1998 (AMT),
     Fricke-Parks Press, Inc.
     Project (Wells Fargo Bank
     N.A. LOC),
     3.23%, 4/10/06                     1,790             1,790
   California Educational
     Facilities Authority Revenue
     Bonds, Citigroup ROCS
     2005-II-R-354, (1)
     3.20%, 4/10/06                     4,830             4,830
   California Educational
     Facilities Authority Revenue
     Bonds, University of Southern
     California, Series 2003-45A,
     Soc Gen Municipal Trust
     Receipts, (1)
     3.20%, 4/10/06                     4,600             4,600
   California Educational
     Facilities Authority Revenue
     VRDB, Series 2005B, Pomona
     College,
     3.13%, 4/10/06                     2,800             2,800

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   California FHLMC Multifamily
     Variable Rate Certificates,
     Series M001 Class A (AMT)
     (FHLMC LOC),
     3.27%, 4/10/06                   $39,426           $39,426
   California FHLMC Multifamily
     Variable Rate Certificates,
     Series M007 Class A (AMT)
     (FHLMC LOC),
     3.27%, 4/10/06                    11,210            11,210
   California Health Facilities
     Financing Authority Revenue
     VRDB, Series 2002, Adventist
     Health Systems (Wachovia Bank
     N.A. LOC),
     3.14%, 4/3/06                      5,100             5,100
   California Health Facilities
     Financing Authority Revenue
     VRDB, Series 2004J, Catholic
     Healthcare West (Bank of
     America N.A. LOC),
     3.14%, 4/10/06                     5,900             5,900
   California Housing Finance
     Agency Revenue VRDB,
     Series 2003F (AMT), Home
     Mortgage Revenue,
     3.20%, 4/10/06                     4,250             4,250
     Series 2004E-1 (AMT), Home
     Mortgage Revenue,
     3.22%, 4/10/06                    10,000            10,000
   California Infrastructure and
     Economic Development Bank IDR
     VRDB, Series 1999 (AMT),
     Starter and Alternator
     Project (California State
     Teachers Retirement System
     LOC),
     3.28%, 4/10/06                     3,800             3,800
   California Infrastructure and
     Economic Development Bank IDR
     VRDB, Series 2002A (AMT),
     Block and Brick Project (U.S.
     Bank N.A. LOC),
     3.17%, 4/10/06                     5,290             5,290

See Notes to the Financial Statements.

MONEY MARKET FUNDS    16      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   California Infrastructure and
     Economic Development Bank
     Revenue VRDB, J Paul Getty
     Trust,
     Series 2003B,
     3.25%, 2/2/07                     $5,000            $5,000
     Series 2003C,
     3.17%, 8/2/06                     14,100            14,100
     Series 2003D,
     3.17%, 2/2/07                     15,000            15,000
   California Infrastructure and
     Economic Development Bank
     Revenue VRDB, Series 2002,
     Academy of Motion Pictures
     Arts and Sciences (AMBAC
     Insured),
     3.18%, 4/10/06                     7,000             7,000
   California Infrastructure and
     Economic Development Bank
     Revenue VRDB, Series 2002
     (AMT), 7/11 Materials, Inc.
     Project (California State
     Teachers Retirement LOC),
     3.24%, 4/10/06                     3,735             3,735
   California Pollution Control
     Financing Authority
     Environmental Improvement
     Revenue VRDB, Air Products
     Manufacturing Series 1997B
     (AMT) (Air Products and
     Chemicals Corp. Gtd.),
     3.22%, 4/10/06                    10,000            10,000
   California Pollution Control
     Financing Authority PCR
     Bonds, Series 1996C, Pacific
     Gas and Electric Company
     (JPMorgan Chase Bank LOC),
     3.15%, 4/3/06                      4,350             4,350
   California Pollution Control
     Financing Authority PCR
     Bonds, Series 1996E, Pacific
     Gas and Electricity (JPMorgan
     Chase Bank LOC),
     3.15%, 4/3/06                        400               400
   California Pollution Control
     Financing Authority Revenue
     Bonds, Merrill Lynch P-Floats
     PA-538R, San Diego Gas and
     Electric (MBIA Insured), (1)
     3.22%, 4/10/06                    24,160            24,160

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   California Pollution Control
     Financing Authority Revenue
     Bonds, Merrill Lynch P-Floats
     PA-633R, San Diego Gas and
     Electric (MBIA Insured), (1)
     3.22%, 4/10/06                   $11,850           $11,850
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     F-14 (Lloyds TSB Bank LOC),
     3.10%, 4/3/06                      5,300             5,300
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     G-1 (Royal Bank of Canada
     LOC),
     3.17%, 4/10/06                     4,850             4,850
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     G-3 (FSA Corp. Insured LOC),
     3.17%, 4/10/06                     3,000             3,000
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB, Series
     2002C16 (Bank of New York
     LOC),
     3.14%, 4/10/06                     5,400             5,400
   California State Economic
     Recovery Revenue VRDB,
     Series 2004C-4,
     3.06%, 4/3/06                      1,350             1,350
   California State Economic
     Recovery VRDB,
     Series 2004C-7 (BNP Paribas
     LOC),
     3.07%, 4/3/06                      4,800             4,800
     Series 2004C-8 (Lloyds TSB
     Bank LOC),
     3.07%, 4/3/06                        900               900
   California State G.O., Eagle
     Trust Series 20000507 (XLCA
     Insured), (1)
     3.20%, 4/10/06                     7,100             7,100

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   17     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   California State G.O.,
     Kindergarten-University,
     Series 2004A-2 (Citibank N.A.
     LOC),
     3.04%, 4/3/06                     $6,230            $6,230
     Series 2004A-9 (Citibank N.A.
     LOC),
     3.14%, 4/10/06                     1,600             1,600
   California State G.O., MERLOTS
     Series 2003-A29 (AMBAC
     Insured), (1)
     3.20%, 4/10/06                    12,255            12,255
   California State G.O., Merrill
     Lynch P-Floats Series PT-1257
     (XLCA Insured), (1)
     3.21%, 4/10/06                    11,475            11,475
   California State G.O., P-Floats
     PA 1357,
     3.22%, 4/10/06                     4,000             4,000
   California State G.O., Series
     2003B-4 Floating Rate
     Certificates (Bank of New
     York LOC),
     3.13%, 4/10/06                     1,200             1,200
   California State G.O., Series
     2003-1, ABN AMRO Munitops
     Certificate Trust (AMBAC
     Insured), (1)
     3.19%, 4/10/06                     6,000             6,000
   California State Public Works
     Board Revenue Bonds, Series
     PT-2915, Merrill Lynch
     P-Floats (MBIA Insured), (1)
     3.21%, 4/10/06                     9,660             9,660
   California State RANS,
     4.50%, 6/30/06                    13,000            13,047
   California State University
     System Revenue Bonds, Series
     2005B, Roaring Fork Municipal
     Products LLC Class A 2005-18
     (AMBAC Insured), (1)
     3.16%, 4/10/06                     6,985             6,985
   California State Veterans G.O.
     (AMT), Citigroup
     ROCS-RR-II-R-438CE
     (Citigroup, Inc. Gtd.), (1)
     3.25%, 4/10/06                     9,375             9,375

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   California Statewide
     Communities Development
     Authority COPS, Series 1995,
     Covenant Retirement
     Communities (LaSalle Bank
     N.A. LOC),
     3.14%, 4/10/06                    $8,050            $8,050
   California Statewide
     Communities Development
     Authority COPS, Series
     1999-176, Morgan Stanley
     Floating Rate Certificates
     (FSA Corp. Insured), (1)
     3.18%, 4/10/06                    10,595            10,595
   California Statewide
     Communities Development
     Authority Multifamily (AMT),
     Merrill Lynch P-Floats Series
     PT-1863, Arms Apartments
     Project (Merrill Lynch & Co.,
     Inc. Gtd.), (1)
     3.27%, 4/10/06                     3,500             3,500
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     Bonds, Series 2003NN1 (AMT),
     Bay Vista Meadow Park Project
     (Wells Fargo Bank N.A. LOC),
     3.23%, 4/10/06                     7,500             7,500
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Pavillions Apartments
     (AMT) (FNMA LOC),
     3.20%, 4/10/06                    11,200            11,200
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2000V (AMT),
     Aqua Vista Apartments Project
     (FNMA LOC),
     3.20%, 4/10/06                     6,700             6,700
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2002B, Olen
     Jones Senior Apartments
     Project (Citibank N.A. LOC),
     3.35%, 4/10/06                       860               860
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2002S (AMT),
     Concord Green Apartments
     (FHLB of
     San Francisco LOC),
     3.22%, 4/10/06                     4,900             4,900

See Notes to the Financial Statements.

MONEY MARKET FUNDS    18      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2002X (AMT),
     Sharps and Flats Apartments
     (FNMA LOC),
     3.20%, 4/10/06                    $7,600            $7,600
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2003-00 (AMT),
     Dublin Ranch Apartments (Bank
     of America N.A. LOC),
     3.23%, 4/10/06                    14,900            14,900
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2004A (AMT),
     Maple Square Apartments
     Project (Citibank N.A. LOC),
     3.23%, 4/10/06                     4,800             4,800
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2004C (AMT),
     Avian Glen Apartments Project
     (Citibank N.A. LOC),
     3.23%, 4/10/06                     9,600             9,600
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2005 (AMT),
     Crossing Senior Phase IIJ
     (Citibank N.A. LOC),
     3.23%, 4/10/06                     7,425             7,425
   California Statewide
     Communities Development
     Authority Revenue Notes,
     Series 2005A-4, Riverside,
     4.00%, 6/30/06                       500               502
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2001, Gemological
     Institute (AMBAC Insured),
     3.17%, 4/10/06                     9,400             9,400
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2001, Senior Living
     Facility (Bank of New York
     LOC),
     3.14%, 4/10/06                     1,650             1,650

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2003, Morgan Hill
     Country School (Bank of
     America N.A. LOC),
     3.13%, 4/10/06                      $600              $600
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2003B, Kaiser
     Permanente Project,
     3.17%, 4/10/06                     3,850             3,850
     Series 2004J, Kaiser
     Permanente Project,
     3.17%, 4/10/06                    10,300            10,300
     Series 2004L, Kaiser
     Permanente Project,
     3.17%, 4/10/06                     7,650             7,650
     Series 2004M, Kaiser
     Permanente Project,
     3.17%, 4/10/06                    12,100            12,100
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     University of San Diego (BNP
     Paribas LOC),
     3.13%, 4/10/06                     3,600             3,600
   Charter Mac Certificates,
     Series 2001 (AMT),
     California-2 (MBIA
     Insured), (1)
     3.20%, 4/10/06                    31,900            31,900
   City of Hayward Multifamily
     Housing Revenue VRDB, Series
     1984A, Shorewood Apartment
     Project (FNMA Gtd.),
     3.17%, 4/10/06                     6,800             6,800
   City of Los Angeles COPS,
     Series 2004A, Village School,
     Inc. (Allied Irish Bank LOC),
     3.15%, 4/10/06                     2,000             2,000
   City of Stockton VRDB, Series
     2002A, Dameron Hospital
     Association (U.S. Bank N.A.
     LOC),
     3.14%, 4/3/06                        500               500
   Contra Costa Multifamily
     Housing Revenue VRDB, Series
     2003 (AMT), Creekview
     Apartments (FHLMC LOC),
     3.20%, 4/10/06                    14,500            14,500

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   19     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   Contra Costa Water District
     Revenue Bonds, Series 750,
     Morgan Stanley Floating
     Certificates (FSA Corp.
     Insured), (1)
     3.18%, 4/10/06                    $6,330            $6,330
   Covina Multifamily
     Redevelopment Agency VRDB,
     Series 1994A, Shadowhills
     Apartments (FNMA LOC),
     3.13%, 4/10/06                       200               200
   Golden West Schools Financing
     Authority G.O., Series 2005A
     12, Wachovia MERLOTS (FGIC
     Insured), (1)  (2)
     2.77%, 7/5/06                      5,810             5,810
   Grand Terrace Community
     Redevelopment Multifamily
     Revenue Bonds, Series 1985A,
     Mount Vernon Villas Project
     (FNMA LOC),
     3.16%, 4/10/06                     4,200             4,200
   Irvine Improvement Board
     Limited Obligation,
     Assessment District Number
     93-14 (Bank of America N.A.
     LOC),
     3.16%, 4/3/06                      3,400             3,400
   Los Angeles Community
     Redevelopment Agency VRDB,
     Series 2003A (AMT), Views at
     270 (Citibank N.A. LOC),
     3.20%, 4/10/06                     7,007             7,007
   Los Angeles County California
     TRANS, Series 2005-06A,
     4.00%, 6/30/06                     8,600             8,630
   Los Angeles County Housing
     Authority Multifamily Revenue
     VRDB, Series 2003C (AMT),
     Castaic Senior Apartments
     Project (FNMA LOC),
     3.20%, 4/10/06                     5,300             5,300
   Los Angeles Department of Water
     and Power Waterworks Revenue
     Bonds, Series 2001B-1,
     3.17%, 4/3/06                      2,200             2,200
   Los Angeles IDA Empowerment
     Zone Facilities Revenue
     Bonds, Series 2003 (AMT),
     Green Farms, Inc. Project
     (Comerica Bank LOC),
     3.24%, 4/10/06                     3,000             3,000

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   Los Angeles IDA Empowerment
     Zone Facilities Revenue VRDB,
     Series 2001 (AMT), Megatoys
     Project (California State
     Teachers Retirement LOC),
     3.28%, 4/10/06                    $3,000            $3,000
   Los Angeles IDA Revenue VRDB,
     Series 1998 (AMT), Delta Tau
     Data Systems, Inc. Project
     (California State Teachers
     Retirement LOC),
     3.24%, 4/10/06                     4,840             4,840
   Los Angeles IDA Revenue VRDB,
     Series 2001 (AMT), Wing Hing
     Noodle Co. Project (Comerica
     Bank LOC),
     3.24%, 4/10/06                     2,335             2,335
   Los Angeles Multifamily Revenue
     VRDB, Series 1994 (AMT),
     Loans to Lenders Program
     (FHLB of San Francisco LOC),
     3.24%, 4/3/06                      1,941             1,941
   Los Angeles Multifamily Revenue
     VRDB, Series 1997D (AMT),
     Mission Village Terrace
     Project (FHLB of San
     Francisco LOC),
     3.20%, 4/10/06                     3,540             3,540
   Los Angeles Multifamily Revenue
     VRDB, Series 2003A (AMT),
     Asbury Apartments Project
     (Citibank N.A. LOC),
     3.20%, 4/10/06                     5,500             5,500
   Los Angeles Unified School
     District G.O., MERLOTS,
     Series 2003A22 (FSA Corp.
     Insured), (1)
     3.20%, 4/10/06                    15,375            15,375
   Metropolitan Water District of
     Southern California Revenue
     Bonds,
     Series 1999B,
     3.10%, 4/10/06                     2,400             2,400
     Series 2003C-2,
     3.10%, 4/10/06                     1,045             1,045
   Metropolitan Water District of
     Southern California Revenue
     Bonds, Series 2005-66, ABN
     AMRO Munitops Certificate
     Trust (FSA Corp.
     Insured), (1)
     3.19%, 4/10/06                     1,285             1,285

See Notes to the Financial Statements.

MONEY MARKET FUNDS    20      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   Oakland G.O. Bonds, Series
     2003-A, ABN AMRO Munitops
     Certificate Trust 2004-22
     (MBIA Insured), (1)
     3.19%, 4/10/06                    $8,935            $8,935
   Oakland Revenue Bonds, MERLOTS
     Series 2000M (AMBAC
     Insured), (1)
     3.20%, 4/10/06                     3,000             3,000
   Ohlone Community College,
     Series 2005B, ABN AMRO
     Munitops Certificate Trust
     2005-43 (FSA Corp.
     Insured), (1)
     3.19%, 4/10/06                    10,000            10,000
   Oxnard California Financing
     Authority Wastewater Revenue
     VRDB, Headworks and Septic
     Systems Conversion (AMBAC
     Insured),
     3.14%, 4/10/06                     2,075             2,075
   Palmdale Community
     Redevelopment Agency SFM
     Revenue Bonds, MERLOTS Series
     2000-TTT (AMT) (U.S.
     Treasuries Escrowed), (1)
     3.25%, 4/10/06                     5,920             5,921
   Pasadena COPS, Series 1991,
     Rose Bowl Improvements
     Project (Bank of New York
     LOC),
     3.26%, 4/10/06                       775               775
   Pittsburg Redevelopment VRDB,
     Tax Allocation, Series 2004A,
     Los Medanos Community (AMBAC
     Insured),
     3.14%, 4/3/06                     17,385            17,385
   Pleasant Hill Redevelopment
     Agency Multifamily Revenue
     VRDB, Series 2001-A (AMT),
     Chateau III Project (FNMA
     Gtd.),
     3.17%, 4/10/06                     2,400             2,400
   Pleasanton COPS VRDB, Assisted
     Living Facilities (Citibank
     N.A. LOC),
     3.17%, 4/10/06                     8,800             8,800
   Riverside County Communication
     Facilities District Number
     88-4 VRDB, Special Tax
     Refunding Bonds (Comerica
     Bank LOC),
     3.16%, 4/10/06                     1,000             1,000

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   Roaring Fork Municipal Products
     Revenue Bonds Trust Receipts
     (AMT) (FNMA Gtd.), (1)
     3.22%, 4/10/06                    $7,140            $7,140
   Sacramento County Housing
     Authority Multifamily Revenue
     Bonds, Series 1992A (AMT)
     Shadowood Apartments Project
     (Bank of America N.A.
     LOC), (1)
     3.25%, 4/10/06                    18,500            18,500
   Sacramento County Housing
     Authority Multifamily Revenue
     VRDB, Series 2001B (AMT),
     California Place Apartments
     (FNMA Gtd.),
     3.19%, 4/10/06                     4,500             4,500
   Sacramento County Housing
     Authority Multifamily Revenue
     VRDB, Series 2001D (AMT), Oak
     Valley Apartments (FNMA
     Gtd.),
     3.19%, 4/10/06                     4,000             4,000
   Sacramento County Sanitation
     District Financing Authority
     Revenue Bonds, MERLOTS Series
     2000-SSS (Colld. by U.S.
     Government Securities), (1)
     3.20%, 4/10/06                     7,500             7,500
   Sacramento-Yolo Port District
     Revenue VRDB, Series 1997A
     (AMT), California Free Trade
     Zone Project (Wells Fargo
     Bank N.A. LOC),
     3.23%, 4/10/06                     3,700             3,700
   San Bernardino County Housing
     Authority Multifamily Revenue
     VRDB, Series 1993, Monterey
     Villas Apartments Project
     (FHLB of San Francisco LOC),
     3.21%, 4/10/06                     1,600             1,600
   San Bernardino County
     Multifamily Revenue VRDB,
     Series 2004A, Housing
     Mortgage Mountain View (FNMA
     LOC),
     3.14%, 4/10/06                       500               500
   San Diego Housing Authority
     Multifamily Revenue VRDB,
     Series 2000A (AMT), Stratton
     Apartments Project (FNMA
     Gtd.),
     3.20%, 4/10/06                     3,300             3,300

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   21     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   San Francisco City and County
     Airports Commission
     International Airport (AMT),
     Merrill P-Floats PA-661R-A
     (FSA Corp. Insured), (1)
     3.21%, 4/10/06                    $6,905            $6,905
   San Francisco City and County
     G.O. VRDB, Series 2005D,
     Laguna Honda Hospital (MBIA
     Insured),
     3.10%, 4/10/06                     1,000             1,000
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     Bonds, Series 2005A-2,
     Ceatrice Apartments Project
     (National City Bank Cleveland
     LOC),
     3.23%, 4/10/06                     2,250             2,250
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 1985A, Bayside
     Village Project (JPMorgan
     Chase Bank LOC),
     3.15%, 4/10/06                     2,900             2,900
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 2001B (AMT),
     Ocean Beach Apartments
     Project (Citibank N.A. LOC),
     3.25%, 4/10/06                     1,200             1,200
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 2002A (AMT),
     Leland Polk Senior Community
     (Citibank N.A. LOC),
     3.20%, 4/10/06                     4,390             4,390
   San Jose Multifamily Housing
     Revenue VRDB, Series 2004A
     (AMT), Trestles Apartments
     Project (FHLMC LOC),
     3.20%, 4/10/06                     3,675             3,675
   San Jose Multifamily Housing
     Revenue VRDB, Series 2005
     (AMT), Raintree Apartments
     Project (FHLMC LOC),
     3.20%, 4/10/06                     2,750             2,750

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   San Leandro Multifamily Revenue
     VRDB, Series 1997A (AMT),
     Carlton Plaza (FNMA LOC),
     3.19%, 4/10/06                   $11,220           $11,220
   Santa Clara County Housing
     Authority Multifamily VRDB,
     Series A, Fountains Project
     (Citibank N.A. LOC),
     3.15%, 4/10/06                     2,320             2,320
   Santa Cruz Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 2002A (AMT),
     Shaffer Road Apartments
     Project (FNMA LOC),
     3.20%, 4/10/06                    10,000            10,000
   Sequoia Unified High School
     District G.O. Bonds, Series
     2003-2, ABN AMRO Munitops
     Certificate Trust (MBIA
     Insured), (1)
     3.19%, 4/10/06                     1,545             1,545
   Simi Valley Unified School
     District G.O., Series
     2004-26, ABN AMRO Munitops
     Certificate Trust (MBIA
     Insured), (1)
     3.19%, 4/10/06                     6,995             6,995
   SunAmerica Pool Multifamily,
     Series 2001-1 (AMT), Class A
     Certificates (FHLMC
     Gtd.), (1)
     3.21%, 4/10/06                    45,640            45,640
   Tulare County Local Health Care
     District VRDB, Series 2002
     (U.S. Bank N.A. LOC),
     3.14%, 4/3/06                      1,450             1,450
   Turlock California Health
     Facilities COPS, Series B,
     Emanuel Medical Center, Inc.
     (U.S. Bank N.A. LOC),
     3.14%, 4/10/06                     8,295             8,295
   Ventura County California
     TRANS,
     4.00%, 7/3/06                     11,600            11,642
   Western Placer Unified School
     District COPS, Series 2003
     (Bank of America N.A. LOC),
     3.18%, 4/10/06                     5,405             5,405

See Notes to the Financial Statements.

MONEY MARKET FUNDS    22      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.7% - CONTINUED
  CALIFORNIA - 93.6% - (CONTINUED)
   Windsor Multifamily Housing
     Revenue VRDB, Series 1995A
     (AMT), Oakmont at Windsor
     Project (FNMA LOC),
     3.20%, 4/10/06                    $4,015            $4,015
  -------------------------------------------------------------
                                                        956,682
  -------------------------------------------------------------
  PUERTO RICO - 6.1%
   Commonwealth of Puerto Rico
     TRANS (Bank of Nova Scotia
     LOC),
     4.50%, 7/28/06                    62,425            62,678
  -------------------------------------------------------------
  TOTAL MUNICIPAL INVESTMENTS
  -------------------------------------------------------------
  (COST $1,019,360)                                   1,019,360
  -------------------------------------------------------------
  TOTAL INVESTMENTS - 99.7%
  -------------------------------------------------------------
  (COST $1,019,360) (3)                               1,019,360
   Other Assets less
     Liabilities - 0.3%                                   3,484
  -------------------------------------------------------------
  NET ASSETS - 100.0%                                $1,022,844

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2) Restricted security has been deemed illiquid. At March 31, 2006, the value of this restricted illiquid security amounted to approximately $5,810,000 or 0.6% of net assets. Additional information on the restricted illiquid security is as follows:

                                                ACQUISITION
                               ACQUISITION         COST
  SECURITY                        DATE            (000S)
  Golden West Schools
   Financing Authority G.O.
   (CA),
   2.77%, 7/5/06                 7/8/05              $5,810
  ---------------------------------------------------------

 (3) The cost for federal income tax purposes was $1,019,360.

At March 31, 2006, the industry sectors for the California Municipal Money Market Fund were:

  INDUSTRY SECTOR                           % OF NET ASSETS
  Educational Services                              5.5%
  Electric Services, Gas and Combined
   Utilities                                        7.2
  Executive, Legislative and General
   Government                                      20.0
  Health Services and Residential Care              8.6
  Housing Programs                                 15.6
  Non-Depository Personal Credit                    5.0
  Real Estate                                       6.1
  Urban and Community Development and
   Social Services                                 11.4
  All other sectors less than 5%                   20.6
  -----------------------------------------------------------
  Total                                           100.0%

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   23     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MONEY MARKET FUND

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  ASSET-BACKED NOTES - 3.1%
  AUTO RECEIVABLES - 1.0%
   Capital Auto Receivable Asset
     Trust, Series 2006-1, Class
     A1,
     4.64%, 2/15/07                    $24,934          $24,934
   Capital One Auto Finance Trust,
     Series 2005-D, Class A1,
     4.43%, 12/15/06                    11,217           11,217
   Ford Credit Auto Owner Trust,
     Series 2006-A, Class A1,
     4.72%, 11/15/06                    26,326           26,326
   Nissan Auto Receivables Owner
     Trust, Series 2006-A, Class
     A1,
     4.66%, 2/15/07                     23,244           23,244
  -------------------------------------------------------------
                                                         85,721
  -------------------------------------------------------------
  INTERNATIONAL RECEIVABLES - 1.6%
   Holmes Financing PLC, FRN,
     Series 9, Class 1A,
     4.72%, 4/17/06                     75,000           75,000
   Permanent Financing PLC, FRN,
     Series 8, Class 1A,
     4.66%, 4/10/06                     39,000           39,000
   Permanent Financing PLC, FRN,
     Series 9A, Class 1A, (1) (2)
     4.75%, 4/10/06                     35,000           35,000
  -------------------------------------------------------------
                                                        149,000
  -------------------------------------------------------------
  OTHER RECEIVABLES - 0.5%
   CIT Equipment Collateral Trust,
     Series 2006-VT1, Class A1,
     4.99%, 3/20/07                     25,000           25,000
   CNH Equipment Trust, Series
     2006-A, Class A1,
     4.99%, 4/5/07                      20,000           20,000
  -------------------------------------------------------------
                                                         45,000
  -------------------------------------------------------------
  TOTAL ASSET-BACKED NOTES
  -------------------------------------------------------------
  (COST $279,721)                                       279,721

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  CERTIFICATES OF DEPOSIT - 18.2%
  DOMESTIC DEPOSITORY INSTITUTIONS - 1.5%
   American Express Centurion
     Bank, FRN,
     4.71%, 4/17/06                    $25,000          $25,000
   HSBC Bank USA,
     4.20%, 4/3/06                      25,000           25,000
   Washington Mutual Bank, FA,
     Stockton, California,
     4.66%, 7/17/06                     30,000           29,981
   Wells Fargo Bank N.A., San
     Francisco, California,
     4.79%, 1/18/07                     27,000           27,002
     4.87%, 1/31/07                     28,000           27,993
  -------------------------------------------------------------
                                                        134,976
  -------------------------------------------------------------
  FOREIGN DEPOSITORY INSTITUTIONS - 16.7%
   ABN AMRO, London Branch,
     4.73%, 12/1/06                     12,000           12,000
   Australia and New Zealand Bank,
     New York Branch,
     4.54%, 10/18/06                    20,000           20,000
   Barclays Bank, London Branch,
     4.51%, 10/16/06                    23,000           23,000
     4.69%, 11/3/06                     60,000           60,000
     4.81%, 1/29/07                     30,000           30,000
     5.14%, 3/14/07                     25,000           25,000
   Barclays Bank, New York Branch,
     5.09%, 2/26/07                     45,000           45,000
   BNP Paribas, London Branch,
     4.74%, 11/27/06                    25,000           25,000
     4.91%, 2/5/07                      15,000           15,000
     5.11%, 3/7/07                      47,000           47,000
   CALYON, London Branch,
     4.77%, 11/16/06                    65,000           65,000
     4.70%, 12/1/06                     50,000           50,000
     4.75%, 1/8/07                      40,000           40,000
   CIBC New York Branch, FRN,
     4.47%, 4/4/06                      50,000           50,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS    24      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  CERTIFICATES OF DEPOSIT - 18.2% - CONTINUED
  FOREIGN DEPOSITORY INSTITUTIONS - 16.7% - (CONTINUED)
   Commonwealth Bank of Australia,
     4.14%, 5/31/06                    $40,000          $40,000
   Credit Agricole, London Branch,
     4.20%, 4/4/06                      40,000           40,000
     4.13%, 5/23/06                     29,000           29,000
     4.54%, 10/17/06                    20,000           20,000
     4.79%, 12/22/06                    25,000           25,000
     5.10%, 3/6/07                      32,000           32,000
   Credit Suisse First Boston, New
     York Branch,
     4.74%, 5/19/06, FRN                39,000           39,000
     4.13%, 5/23/06                     14,000           14,000
     4.73%, 11/3/06                     10,000           10,000
     5.00%, 2/8/07                      25,000           25,000
   Deutsche Bank, London Branch,
     4.93%, 2/5/07                      10,000           10,001
   Deutsche Bank, New York Branch,
     4.11%, 5/8/06                      32,000           32,000
     4.13%, 5/30/06                     23,000           23,000
     4.50%, 10/12/06                    20,000           20,000
     4.75%, 11/6/06                     20,000           20,000
     4.80%, 1/29/07                     40,000           40,000
     5.13%, 3/12/07                     12,000           12,000
   Dexia Credit Local, New York
     Branch,
     4.80%, 1/16/07                     45,000           45,000
   HBOS Treasury Services, London
     Branch,
     4.13%, 5/25/06                     35,000           35,000
   HBOS Treasury Services, New
     York Branch,
     4.14%, 5/31/06                      8,000            8,000
     4.75%, 12/4/06                     20,000           20,000
   HSBC PLC, London Branch,
     4.47%, 5/8/06                      10,000           10,000
   National Australia Bank, London
     Branch,
     5.05%, 2/16/07                     15,000           15,000
   Nordea Bank Finland, New York
     Branch,
     4.82%, 1/29/07                     25,000           25,000
     5.15%, 3/14/07                     20,000           20,000
   Royal Bank of Canada, New York
     Branch,
     4.75%, 12/4/06                     35,000           35,000

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  CERTIFICATES OF DEPOSIT - 18.2% - CONTINUED
  FOREIGN DEPOSITORY INSTITUTIONS - 16.7% - (CONTINUED)
   Royal Bank of Scotland, New
     York Branch,
     4.71%, 11/6/06                    $15,000          $14,994
   Societe Generale, London
     Branch,
     4.10%, 5/9/06                      21,000           21,000
     4.50%, 10/13/06                    30,000           30,000
     4.70%, 12/1/06                     62,000           62,000
     4.81%, 12/15/06                    60,000           60,000
   Svenska Handelsbanken, Inc.,
     New York Branch,
     4.75%, 12/4/06                     20,000           20,000
     4.80%, 1/16/07                     20,000           19,999
     5.04%, 2/16/07                     50,000           50,000
   Toronto Dominion Bank, New York
     Branch,
     4.80%, 4/13/06                     60,000           60,000
   UBS AG, Stamford Branch,
     4.96%, 2/7/07                      40,000           40,000
  -------------------------------------------------------------
                                                      1,528,994
  -------------------------------------------------------------
  TOTAL CERTIFICATES OF DEPOSIT
  -------------------------------------------------------------
  (COST $1,663,970)                                   1,663,970

  COMMERCIAL PAPER - 19.3%
  AUTO RECEIVABLES - 4.3%
   FCAR1 Owner Trust,
     4.67%, 4/17/06                     47,000           46,902
     4.77%, 4/19/06                     15,000           14,964
     4.75%, 4/20/06                     25,000           24,937
     4.67%, 5/2/06                      40,000           39,839
     4.53%, 6/6/06                      25,000           24,792
     4.85%, 9/1/06                      40,000           39,176
   Ford Credit Floorplan Master
     Owner Trust A,
     Motown Funding LLC,
     Series 2002, (1)
     4.60%, 4/5/06                      25,000           24,987
     4.71%, 4/12/06                     50,000           49,928
     4.78%, 4/20/06                     35,000           34,912
     4.80%, 4/24/06                     40,000           39,877
     4.81%, 4/26/06                     15,000           14,950
     4.73%, 5/5/06                      40,000           39,821
  -------------------------------------------------------------
                                                        395,085
  -------------------------------------------------------------

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   25     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  COMMERCIAL PAPER - 19.3% - CONTINUED
  BANK HOLDING COMPANIES - 0.3%
   Citigroup Global Markets
     Holdings, Inc.,
     4.69%, 4/13/06                    $23,000          $22,964
  -------------------------------------------------------------
  CREDIT CARD MASTER TRUST - 1.4%
   Capital One Multi Execution
     Trust, Nova Notes, (1)
     4.64%, 4/18/06                     15,000           14,967
     4.75%, 4/19/06                     10,000            9,976
   Citibank Credit Card Master
     Trust, Dakota Certificates,
     4.75%, 4/24/06                     30,000           29,909
   MBNA Credit Card Master Trust,
     Emerald Certificates, (1)
     4.65%, 4/10/06                     15,000           14,983
     4.62%, 4/13/06                     40,000           39,938
     4.68%, 5/3/06                      15,000           14,938
  -------------------------------------------------------------
                                                        124,711
  -------------------------------------------------------------
  FOREIGN DEPOSITORY INSTITUTIONS - 0.3%
   UBS Finance Delaware, Inc.,
     4.58%, 4/4/06                      30,000           29,989
  -------------------------------------------------------------
  MULTI-SELLER CONDUITS - 8.7%
   Amstel Funding Corp.,
     4.58%, 4/26/06                     35,000           34,889
     4.45%, 5/22/06                     35,000           34,779
     4.59%, 7/21/06                     30,000           29,575
     4.91%, 9/22/06                      5,500            5,370
   Clipper Receivables Corp.,
     4.76%, 4/17/06                     35,000           34,926
   Concord Minuteman Capital
     Co., (1)
     4.64%, 4/10/06, FRCP               15,000           14,999
     4.67%, 4/12/06, FRCP               40,000           40,000
     4.73%, 4/19/06, FRCP               20,000           19,999
     4.73%, 4/20/06, FRCP               50,000           49,995
     4.71%, 8/3/06                      15,000           14,757
   Crown Point Capital Co., (1)
     4.69%, 4/12/06                     33,370           33,322
     4.73%, 4/18/06, FRCP               31,000           30,998
     4.83%, 6/8/06, FRCP                15,000           14,999
   Galleon Capital Corp.,
     4.76%, 4/17/06                     30,000           29,937
   Gemini Securitization,
     4.71%, 4/18/06                     15,000           14,967
     4.86%, 5/30/06                     40,000           39,681

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  COMMERCIAL PAPER - 19.3% - CONTINUED
  MULTI-SELLER CONDUITS - 8.7% - (CONTINUED)
   Legacy Capital LLC, (1)
     4.57%, 4/3/06                     $20,000          $19,995
     4.65%, 4/10/06, FRCP               12,000           12,000
     4.71%, 4/19/06                     20,000           19,953
   Lexington Parker Capital, FRCP,
     4.58%, 4/3/06                      15,000           14,999
     4.59%, 4/3/06                      12,000           12,000
     4.61%, 4/7/06                      15,000           14,999
     4.65%, 4/10/06                     23,000           22,999
     4.72%, 5/22/06                     38,000           37,995
     4.77%, 6/6/06                      35,000           34,997
   Liberty Street Funding Co.,
     4.57%, 4/3/06                      35,000           34,991
   Sheffield Receivables Corp.,
     4.57%, 4/3/06                      30,000           29,992
     4.69%, 4/18/06                     20,000           19,956
   Variable Funding Capital, FRCP,
     4.59%, 4/3/06                      30,000           30,000
   Victory Receivables Corp.,
     4.69%, 4/12/06                     20,000           19,971
     4.74%, 4/17/06                     10,381           10,359
     4.77%, 4/24/06                     15,000           14,954
  -------------------------------------------------------------
                                                        793,353
  -------------------------------------------------------------
  OTHER RECEIVABLES - 1.3%
   Thornburg Mortgage Capital
     Resources, (1)
     4.66%, 4/6/06                      68,000           67,956
     4.72%, 4/17/06                     50,000           49,895
  -------------------------------------------------------------
                                                        117,851
  -------------------------------------------------------------
  SINGLE SELLER CONDUITS - 0.9%
   Picaros Funding LLC,
     4.16%, 4/3/06                      10,000            9,998
     4.79%, 5/3/06                      35,000           34,860
   Ticonderoga Funding LLC, (1)
     4.78%, 4/11/06                     40,000           39,947
  -------------------------------------------------------------
                                                         84,805
  -------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET FUNDS    26      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  COMMERCIAL PAPER - 19.3% - CONTINUED
  STRUCTURED INVESTMENT VEHICLES - 2.1%
   Aquifer Funding LLC,
     4.63%, 4/6/06                     $17,000          $16,989
   Cancara Asset Securitization,
     Ltd., FRCP,
     4.70%, 4/17/06                     30,000           30,000
   Deer Valley Funding LLC,
     4.77%, 4/19/06                     25,000           24,940
     4.79%, 5/1/06                      35,000           34,860
   Solitaire Funding LLC,
     4.78%, 4/21/06                     35,000           34,907
   Surrey Funding Corp.,
     4.78%, 5/1/06                      10,000            9,960
   Whistlejacket Capital LLC,
     FRCP, (1)
     4.77%, 4/25/06                     11,000           10,999
   White Pine Finance LLC,
     4.77%, 4/25/06, FRCP (1)           12,000           11,999
     4.70%, 5/22/06                     15,000           14,900
  -------------------------------------------------------------
                                                        189,554
  -------------------------------------------------------------
  TOTAL COMMERCIAL PAPER
  -------------------------------------------------------------
  (COST $1,758,312)                                   1,758,312

  CORPORATE NOTES/BONDS - 20.1%
  CHEMICAL AND ALLIED PRODUCTS - 0.2%
   Pfizer Investment Capital PLC,
     FRN, (1)
     4.71%, 4/17/06                     20,000           20,000
  -------------------------------------------------------------
  DOMESTIC DEPOSITORY INSTITUTIONS - 2.2%
   American Express Bank, FSB,
     FRN,
     4.78%, 4/18/06                     50,000           50,010
   Bank of America N.A., FRN,
     4.58%, 4/26/06                     45,000           45,000
   HSBC Bank USA, FRN,
     4.73%, 4/17/06                     25,000           25,000
   National City Bank Cleveland,
     FRN,
     4.52%, 4/4/06                      18,000           18,001
   Marshall & Ilsley Bank, MTN,
     5.18%, 12/15/06                    35,000           35,080
   Wachovia Bank, N.A., FRN,
     4.79%, 6/5/06                      30,000           30,000
  -------------------------------------------------------------
                                                        203,091
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  CORPORATE NOTES/BONDS - 20.1% - CONTINUED
  FOREIGN DEPOSITORY INSTITUTIONS - 1.9%
   Australia and New Zealand
     Banking Corp., FRN, (1)
     4.65%, 4/7/06                     $25,000          $25,000
     4.78%, 4/24/06                     21,000           21,000
   Nordea Bank Finland, New York
     Branch, FRN, (1)
     4.70%, 4/11/06                     30,000           30,000
   Royal Bank of Canada, New York
     Branch, FRN,
     4.73%, 4/10/06                     24,000           24,001
   Royal Bank of Scotland PLC, New
     York Branch, FRN, (1)
     4.75%, 4/21/06                     55,000           55,000
     4.79%, 5/24/06                      7,200            7,202
   Westpac Banking Corp. FRN,
     4.93%, 6/12/06                     15,000           15,000
  -------------------------------------------------------------
                                                        177,203
  -------------------------------------------------------------
  INSURANCE CARRIERS - 1.5%
   Allstate Life Global Funding
     II, FRN, (1)
     4.81%, 4/17/06                     25,000           25,000
   ASIF Global Financing XXXI,
     FRN, (1)
     4.77%, 5/23/06                     61,000           61,004
   MET Life Global Funding I,
     FRN, (1)
     4.81%, 4/17/06                     50,000           50,000
  -------------------------------------------------------------
                                                        136,004
  -------------------------------------------------------------
  NON-DEPOSITORY PERSONAL CREDIT - 3.8%
   American Express Credit Corp.,
     FRN,
     4.65%, 4/10/06                     60,000           60,000
   General Electric Capital Corp.,
     FRN,
     4.79%, 4/10/06                     35,000           35,008
     4.86%, 6/8/06                      20,000           20,006
     4.92%, 6/8/06                      65,000           65,000
   HSBC Finance Corp., FRN,
     4.65%, 4/6/06                      30,000           30,000
     4.84%, 4/24/06                     25,000           25,000
     4.69%, 4/27/06                     20,000           20,006
     4.85%, 5/31/06                     17,000           17,011

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   27     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  CORPORATE NOTES/BONDS - 20.1% - CONTINUED
  NON-DEPOSITORY PERSONAL CREDIT - 3.8% - (CONTINUED)
   SLM Corp., FRN, (1)
     4.68%, 4/3/06                     $50,000          $50,000
   Toyota Motor Credit Corp., FRN,
     4.86%, 6/15/06                     20,000           19,999
  -------------------------------------------------------------
                                                        342,030
  -------------------------------------------------------------
  SECURITY AND COMMODITY BROKERS - 3.7%
   Bear Stearns Co., Inc., FRN,
     4.71%, 4/5/06                      20,000           20,000
   Goldman Sachs Group, FRN,
     4.83%, 4/27/06                     50,000           50,000
   Lehman Brothers Holdings, FRN,
     4.88%, 4/24/06                     80,000           80,000
   Merrill Lynch & Co., FRN, MTN,
     4.72%, 4/4/06                      40,000           40,000
     4.92%, 4/11/06                     35,000           35,010
   Morgan Stanley, FRN,
     4.78%, 4/17/06                     22,000           22,000
     4.89%, 4/27/06                     92,800           92,803
  -------------------------------------------------------------
                                                        339,813
  -------------------------------------------------------------
  STRUCTURED INVESTMENT VEHICLES - 6.3%
   Beta Finance, Inc., FRN,
     MTN, (1)
     4.73%, 4/17/06                     20,000           20,001
     4.76%, 4/17/06                     30,000           30,008
     4.57%, 4/20/06                     31,300           31,299
     4.79%, 4/20/06                     10,000           10,003
     4.71%, 5/4/06                       8,000            8,000
   CC U.S.A., Inc., FRN, MTN, (1)
     4.58%, 4/13/06                     18,000           18,000
     4.72%, 4/14/06                     23,000           23,001
     4.75%, 5/15/06                     20,000           20,003
     4.80%, 5/25/06                     10,000           10,001
   Cullinan Finance, FRN, (1)
     4.71%, 4/17/06                     20,000           19,997
     4.72%, 4/17/06                     40,000           39,999
     4.78%, 4/27/06                     16,000           15,998
     4.71%, 5/15/06                     10,000            9,998
     4.83%, 6/9/06                      10,000            9,998
   Dorada Finance, Inc., FRN, (1)
     5.00%, 4/1/06                      17,000           17,002
     4.54%, 4/6/06                      37,000           37,000
     4.72%, 4/17/06                     22,000           22,001
     4.73%, 4/17/06                     20,000           20,001

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  CORPORATE NOTES/BONDS - 20.1% - CONTINUED
  STRUCTURED INVESTMENT VEHICLES - 6.3% - (CONTINUED)
   Five Finance, Inc., FRN, (1)
     4.58%, 4/3/06                     $20,000          $19,999
     4.78%, 5/15/06                     20,000           19,996
   Links Finance LLC, FRN,
     MTN, (1)
     4.68%, 4/12/06                     10,000            9,999
     4.70%, 4/14/06                     40,000           39,996
   Sigma Finance, Inc., FRN,
     MTN, (1)
     4.65%, 4/10/06                     37,000           36,998
     4.74%, 4/20/06                     51,000           50,999
     4.78%, 4/25/06                     35,000           34,999
  -------------------------------------------------------------
                                                        575,296
  -------------------------------------------------------------
  TRANSPORTATION EQUIPMENT - 0.5%
   American Honda Finance,
     FRN, (1)
     4.60%, 4/26/06                     20,000           20,000
     4.88%, 6/7/06                      25,000           25,012
  -------------------------------------------------------------
                                                         45,012
  -------------------------------------------------------------
  TOTAL CORPORATE NOTES/BONDS
  -------------------------------------------------------------
  (COST $1,838,449)                                   1,838,449

  EURODOLLAR TIME DEPOSITS - 8.9%
  DOMESTIC DEPOSITORY INSTITUTIONS - 0.6%
   Bank of America, Toronto,
     Canada,
     4.87%, 4/3/06                      50,000           50,000
  -------------------------------------------------------------
  FOREIGN DEPOSITORY INSTITUTIONS - 8.3%
   Banco Popular, Puerto Rico,
     Hato Rey,
     4.68%, 5/2/06                      25,000           25,000
   Banco Popular, San Juan, Puerto
     Rico,
     4.92%, 4/3/06                     100,000          100,000
   Barclays Bank Global Treasury
     Services, London,
     4.90%, 4/3/06                      85,000           85,000
     4.84%, 4/4/06                     100,000          100,000
   Danske Bank, London,
     4.88%, 4/3/06                      50,000           50,000
   Fortis Bank, Brussels, Belgium,
     4.88%, 4/3/06                     200,000          200,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS    28      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  EURODOLLAR TIME DEPOSITS - 8.9% - CONTINUED
  FOREIGN DEPOSITORY INSTITUTIONS - 8.3% - (CONTINUED)
   ING Bank, Amsterdam,
     4.88%, 4/3/06                    $100,000         $100,000
   Societe Generale, Grand Cayman,
     4.88%, 4/3/06                      95,463           95,463
  -------------------------------------------------------------
                                                        755,463
  -------------------------------------------------------------
  TOTAL EURODOLLAR TIME DEPOSITS
  -------------------------------------------------------------
  (COST $805,463)                                       805,463

  MUNICIPAL INVESTMENTS - 1.0%
  ADMINISTRATION OF ENVIRONMENTAL AND HOUSING PROGRAMS - 0.3%
   Florida Housing Financial
     Corp., Taxable VRDB,
     Series 2002A, Affordable
     Housing,
     4.84%, 4/10/06                      4,900            4,900
   State of Texas G.O. Taxable,
     VRN, Veterans' Land Refunding
     Bonds, Series 2000,
     4.85%, 4/10/06                     14,960           14,960
   State of Texas G.O. Taxable,
     VRN, Veterans' Land Refunding
     Bonds, Series 2002,
     4.85%, 4/10/06                      9,340            9,340
  -------------------------------------------------------------
                                                         29,200
  -------------------------------------------------------------
  BUSINESS SERVICES - 0.0%
   Bonbright Distributors, Inc.
     VRDN, Taxable,
     4.89%, 4/10/06                        150              150
   FBC Chemical Corp. Taxable
     VRDN, Series 2000 (National
     City Bank LOC),
     4.89%, 4/10/06                         65               65
   JCM Properties, LP VRDN, Series
     1998,
     4.94%, 4/10/06                        100              100
  -------------------------------------------------------------
                                                            315
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 1.0% - CONTINUED
  EXECUTIVE, LEGISLATIVE AND GENERAL GOVERNMENT - 0.3%
   Cook County, Illinois, G.O.
     Taxable Bonds, Series 2002A,
     4.85%, 4/10/06                    $15,900          $15,900
   Cook County, Illinois, G.O.
     Taxable Bonds, Series 2004D,
     4.85%, 4/10/06                     10,000           10,000
  -------------------------------------------------------------
                                                         25,900
  -------------------------------------------------------------
  HOUSING PROGRAMS - 0.1%
   Florida Housing Finance Agency,
     Taxable VRDB, Series 1999,
     Affordable Housing,
     4.85%, 4/10/06                      8,900            8,900
  -------------------------------------------------------------
  MISCELLANEOUS RETAIL - 0.1%
   Macon-Bibb County, Georgia,
     IDA, Taxable VRDB, Bass Pro
     Outdoor World LLC, (1)
     4.82%, 4/10/06                     11,000           11,000
  -------------------------------------------------------------
  WATER SERVICES - 0.2%
   Los Angeles, California,
     Department of Water and Power
     Waterworks Taxable VRDB,
     Series B-1,
     4.85%, 4/10/06                     18,000           18,000
  -------------------------------------------------------------
  TOTAL MUNICIPAL INVESTMENTS
  -------------------------------------------------------------
  (COST $93,315)                                         93,315

  U.S. GOVERNMENT AGENCIES - 0.2% (3)
  FREDDIE MAC - 0.2%
   FHLMC Bond,
     4.76%, 2/9/07                      10,000           10,000
   FHLMC Note,
     4.25%, 4/5/07                      10,000            9,920
  -------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCIES
  -------------------------------------------------------------
  (COST $19,920)                                         19,920

  -------------------------------------------------------------
  INVESTMENTS, AT AMORTIZED COST
  -------------------------------------------------------------
  ($6,459,150)                                        6,459,150

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   29     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  REPURCHASE AGREEMENTS - 30.7%
  (COLLD. AT A MINIMUM OF 102%)
  JOINT REPURCHASE AGREEMENTS - 0.4%
   Bank of America Securities LLC,
     dated 3/31/06, repurchase
     price $13,525
     4.48%, 4/3/06                     $13,520          $13,520
   Morgan Stanley & Co., Inc.,
     dated 3/31/06, repurchase
     price $9,017
     4.47%, 4/3/06                       9,013            9,013
   Societe Generale - New York
     Branch, dated 3/31/06,
     repurchase price $4,508
     4.50%, 4/3/06                       4,507            4,507
   UBS Securities LLC, dated
     3/31/06, repurchase price
     $13,525
     4.53%, 4/3/06                      13,520           13,520
  -------------------------------------------------------------
                                                         40,560
  -------------------------------------------------------------
  (COLLD. AT A MINIMUM OF 102%)
  REPURCHASE AGREEMENTS - 30.3%
   Bank of America N.A., dated
     3/3/06, repurchase price
     $50,185
     4.60%, 4/3/06                      50,000           50,000
   Bank of America N.A., dated
     3/31/06, repurchase price
     $645,087
     4.85%, 4/3/06                     645,000          645,000
   Bank of America Securities LLC,
     dated 3/31/06, repurchase
     price $575,077
     4.85%, 4/3/06                     575,000          575,000
   BNP Paribas Securities Corp.,
     dated 3/31/06, repurchase
     price $500,067
     4.85%, 4/3/06                     500,000          500,000
   Goldman Sachs & Co., Inc.,
     dated 3/31/06, repurchase
     price $690,093
     4.85%, 4/3/06                     690,000          690,000
   Goldman Sachs & Co., Inc.,
     dated 3/31/06, repurchase
     price $150,020
     4.92%, 4/3/06                     150,000          150,000

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  REPURCHASE AGREEMENTS - 30.7% - CONTINUED
  (COLLD. AT A MINIMUM OF 102%)
  REPURCHASE AGREEMENTS - 30.3% - (CONTINUED)
   Lehman Brothers, Inc., dated
     3/31/06, repurchase price
     $90,473
     4.91%, 4/3/06                     $90,461          $90,461
   UBS Securities LLC, dated
     3/31/06, repurchase price
     $60,008
     4.83%, 4/3/06                      60,000           60,000
  -------------------------------------------------------------
                                                      2,760,461
  -------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENTS
  -------------------------------------------------------------
  (COST $2,801,021)                                   2,801,021

  -------------------------------------------------------------
  TOTAL INVESTMENTS - 101.5%
  -------------------------------------------------------------
  (COST $9,260,171) (4)                               9,260,171
   Liabilities less Other
     Assets - (1.5)%                                   (133,503)
  -------------------------------------------------------------
  NET ASSETS - 100.0%                                $9,126,668

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2) Restricted security has been deemed illiquid. At March 31, 2006, the value of this restricted illiquid security amounted to approximately $35,000,000 or 0.4% of net assets. Additional information on the restricted illiquid security is as follows:

                                                  ACQUISITION
                                    ACQUISITION      COST
  SECURITY                             DATE         (000S)
  Permanent Financing PLC, FRN,
   4.75%, 4/10/06                     3/22/06       $35,000
  -----------------------------------------------------------

(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4) The cost for federal income tax purposes was $9,260,171.

See Notes to the Financial Statements.

MONEY MARKET FUNDS    30      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
MUNICIPAL MONEY MARKET FUND

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1%
  ALABAMA - 1.7%
   Alabama HFA VRDB (AMT),
     Chapelridge Apartments
     Project (Wachovia Bank N.A.
     LOC),
     3.28%, 4/10/06                    $11,000          $11,000
   Calhoun County Economic
     Development Council Revenue
     Bonds (AMT), IPC Aerospace
     Corp. Project (Wachovia Bank
     N.A. LOC),
     3.33%, 4/10/06                      2,000            2,000
   Columbia IDB Revenue VRDB,
     Series 1997 (AMT), Alabama
     Power Company Project,
     3.28%, 4/10/06                     15,000           15,000
   Decatur IDB Solid Waste
     Disposal Revenue Bonds,
     Series 1995 (AMT), Amoco
     Chemical Co. Project (BP PLC
     Gtd.),
     3.25%, 4/3/06                       7,350            7,350
   Eutaw IDB PCR Bonds, Green
     County Project (Mississippi
     Power Co. Gtd.),
     3.27%, 4/3/06                       6,550            6,550
   Jefferson County Obligation
     Warrant, Series 2005B (AMBAC
     Insured),
     3.19%, 4/10/06                     50,600           50,600
  -------------------------------------------------------------
                                                         92,500
  -------------------------------------------------------------
  ARIZONA - 1.8%
   Arizona Health Facilities
     Authority Revenue Bonds,
     Series 2003-B1, The Terraces
     Project (Lloyds TSB Bank
     LOC),
     3.17%, 4/10/06                      7,850            7,850
   Arizona Health Facilities
     Authority VRDB, Series A,
     Banner Health Project (MBIA
     Insured),
     3.17%, 4/10/06                     38,930           38,930
   Chandler IDA Multifamily VRDB,
     Series 2000, River Ranch
     Apartments Project (FHLMC
     LOC),
     3.19%, 4/10/06                      1,625            1,625
   Coconino County PCR VRDB,
     Series 1994-A (AMT), Arizona
     Public Services Navajo
     Project (KBC Bank LOC),
     3.26%, 4/3/06                      14,060           14,060

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ARIZONA - 1.8% - (CONTINUED)
   Phoenix IDA Multifamily Housing
     VRDB, Series 1999, Southwest
     Village Apartments Project
     (FNMA Gtd.),
     3.18%, 4/10/06                     $4,100           $4,100
   Pima County SFM Revenue Bonds,
     Series 2005-17 (AMT), Roaring
     Fork Trust Receipts Series
     2004 (General Electric
     Capital Corp. GIC), (1)
     3.37%, 4/10/06                     13,532           13,532
   Salt River Project System
     Revenue Refunding Bonds,
     Series A, Eagle Trust Series
     20020301, (1)
     3.21%, 4/10/06                      8,000            8,000
   Sun Devil Energy Center LLC
     Revenue VRDB, Series 2004,
     Arizona State University
     Project (FGIC Insured),
     3.20%, 4/10/06                      1,500            1,500
   Tempe IDA VRDB, Series 2002C,
     Friendship Village Project
     (LaSalle Bank N.A. LOC),
     3.17%, 4/10/06                      9,900            9,900
   Yuma Arizona IDA Multifamily
     VRDB, Series 2003, Encanto
     Apartments Project (FNMA
     LOC),
     3.18%, 4/10/06                        735              735
  -------------------------------------------------------------
                                                        100,232
  -------------------------------------------------------------
  ARKANSAS - 0.4%
   Arkansas Development Finance,
     Authority Revenue Bonds,
     Series 2000 (AMT), ENSCO,
     Inc. Project (Wachovia Bank
     N.A. LOC),
     3.23%, 4/10/06                      7,000            7,000
   Benton County Public
     Facilities, Board VRDB,
     Series 2002 (AMT),
     Bentonville Apartments (FHLMC
     Gtd.),
     3.23%, 4/10/06                      9,500            9,500

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   31     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ARKANSAS - 0.4% - (CONTINUED)
   Boone County Hospital Revenue
     VRDB, North Arkansas Regional
     Medical Center Project (Bank
     of America Corp. LOC),
     3.18%, 4/10/06                     $2,000           $2,000
   Green County IDR VRDB, Series
     1999 (AMT), Jimmy Sanders,
     Inc. Project (Amsouth Bank
     Birmingham LOC),
     3.33%, 4/10/06                      4,200            4,200
  -------------------------------------------------------------
                                                         22,700
  -------------------------------------------------------------
  CALIFORNIA - 3.4%
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB,
     Jewish Home San Francisco
     (Allied Irish Bank LOC),
     3.14%, 4/3/06                       3,290            3,290
   ABAG Finance Authority for
     Nonprofit Corp. Coros
     California Revenue VRDB,
     Series 2004, Thacher Schools,
     3.16%, 4/10/06                      1,200            1,200
   ABAG Finance Authority for
     Nonprofit Corp. Multifamily
     Revenue VRDB, Series 2002A
     (AMT), Action Courtyard
     Apartments Project (Wells
     Fargo Bank N.A. LOC),
     3.18%, 4/10/06                      1,475            1,475
   ABAG Finance Authority for
     Nonprofit Corp. Revenue VRDB,
     Series 2004, California
     Senior Living, Elder Care
     Alliance (Lloyds TSB Bank
     LOC),
     3.14%, 4/10/06                        100              100
   Adelanto Public Utility
     Authority Revenue VRDB,
     Utility System Project (AMBAC
     Insured),
     3.14%, 4/3/06                         800              800
   California Alternative Energy
     Source Financing Authority
     Revenue Bonds, Series 1993A
     (AMT), General Electric
     Capital Project (General
     Electric Capital Corp.
     Gtd.), (1)
     3.18%, 4/10/06                     25,080           25,080

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  CALIFORNIA - 3.4% - (CONTINUED)
   California Department of Water
     Resources Revenue VRDB,
     Series 2002C-7, Power Supply
     Revenue Bonds (FSA Corp.
     Insured),
     3.17%, 4/10/06                     $8,920           $8,920
   California Educational
     Facilities Authority Revenue
     Bonds, Citigroup ROCS
     2005-II-R-354, (1)
     3.20%, 4/10/06                        800              800
   California Pollution Control
     Financing Authority PCR
     Bonds, Series 1996C, Pacific
     Gas and Electric Company
     (JPMorgan Chase Bank LOC),
     3.15%, 4/3/06                         250              250
   California State Communities
     Development Authority
     Multifamily Revenue VRDB,
     Series 2001S (AMT),
     Birchcrest Apartments Project
     (U.S. Bank N.A. LOC),
     3.19%, 4/3/06                       1,600            1,600
   California State Department of
     Water Resources and Power
     Supply Revenue VRDB,
     Subseries 2005F (Citibank
     N.A. LOC),
     3.07%, 4/3/06                       1,700            1,700
   California State G.O.,
     Kindergarten-University,
     Series 2004A-9 (Citibank N.A.
     LOC),
     3.14%, 4/10/06                      7,500            7,500
   California State G.O., Series
     2003B-4 Floating Rate
     Certificates (Bank of New
     York LOC),
     3.13%, 4/10/06                     14,550           14,550
   California Statewide
     Communities Development
     Authority Multifamily Revenue
     VRDB, Series 2002X (AMT),
     Sharps and Flats Apartments
     (FNMA LOC),
     3.20%, 4/10/06                      2,100            2,100
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2001, Gemological
     Institute (AMBAC Insured),
     3.17%, 4/10/06                     11,410           11,410

See Notes to the Financial Statements.

MONEY MARKET FUNDS    32      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  CALIFORNIA - 3.4% - (CONTINUED)
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2001, Senior Living
     Facility (Bank of New York
     LOC),
     3.14%, 4/10/06                    $15,000          $15,000
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     Series 2003B, Kaiser
     Permanente Project,
     3.17%, 4/10/06                      7,550            7,550
     Series 2004L, Kaiser
     Permanente Project,
     3.17%, 4/10/06                      7,500            7,500
   California Statewide
     Communities Development
     Authority Revenue VRDB,
     University of San Diego (BNP
     Paribas LOC),
     3.13%, 4/10/06                     12,200           12,200
   Emeryville Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 2002A (AMT), Bay
     Street Apartments Project
     (Bank of America N.A. LOC),
     3.20%, 4/10/06                      6,000            6,000
   Los Angeles Community
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB (AMT), Series A (FNMA
     Insured),
     3.18%, 4/10/06                      6,900            6,900
   Los Angeles Department of Water
     and Power Waterworks Revenue
     Bonds, Series 2001B-1,
     3.17%, 4/3/06                       1,850            1,850
   Metropolitan Water District of
     Southern California Revenue
     Bonds, Series 2005-66, ABN
     AMRO Munitops Certificate
     Trust (FSA Corp.
     Insured), (1)
     3.19%, 4/10/06                     15,400           15,400
   Orange County Development
     Revenue VRDB, Issue G of 1998
     Series 3, WLCO LF Partners
     Project (FNMA LOC),
     3.14%, 4/10/06                      5,650            5,650
   Sacramento County Housing
     Authority Multifamiliy
     Revenue VRDB, Series 2005D
     (AMT), Cascades Project (FNMA
     Gtd.),
     3.20%, 4/10/06                      1,700            1,700

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  CALIFORNIA - 3.4% - (CONTINUED)
   San Bernadino County Housing
     Authority Multifamily Revenue
     VRDB, Montclair Heritage
     Project (FHLB of San
     Francisco LOC),
     3.15%, 4/10/06                     $1,000           $1,000
   San Francisco City and County
     G.O. VRDB, Series 2005D,
     Laguna Honda Hospital (MBIA
     Insured),
     3.10%, 4/10/06                      3,800            3,800
   San Francisco City and County
     Redevelopment Agency
     Multifamily Housing Revenue
     VRDB, Series 1985A, Bayside
     Village Project (JPMorgan
     Chase Bank LOC),
     3.15%, 4/10/06                      5,550            5,550
   Sequoia Unified High School
     District G.O. Bonds, Series
     2003-2, ABN AMRO Munitops
     Certificate Trust (MBIA
     Insured), (1)
     3.19%, 4/10/06                     11,400           11,400
   Turlock California Health
     Facilities COPS, Series B,
     Emanuel Medical Center, Inc.
     (U.S. Bank N.A. LOC),
     3.14%, 4/10/06                     10,200           10,200
  -------------------------------------------------------------
                                                        192,475
  -------------------------------------------------------------
  COLORADO - 2.6%
   Castle Pines North Metropolitan
     District VRDB, Series 1999,
     Limited Tax G.O. Bonds (U.S.
     Bank N.A. LOC),
     3.26%, 4/10/06                      2,195            2,195
   City of Greenwood Village
     Refunding VRDB, Series 2003,
     Fiddlers Business Improvement
     District (U.S. Bank N.A.
     LOC),
     3.27%, 4/10/06                      3,000            3,000
   Colorado Educational & Cultural
     Facilities Authority Revenue
     VRDB, Series 2003, Vail
     Mountain School Project
     (KeyBank N.A. LOC),
     3.24%, 4/10/06                      5,000            5,000

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   33     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  COLORADO - 2.6% - (CONTINUED)
   Colorado Educational & Cultural
     Facilities Authority Revenue
     VRDB, Series 2004, National
     Jewish Federation Project
     (Bank of America N.A. LOC),
     3.18%, 4/3/06                      $4,995           $4,995
   Colorado HFA Economic
     Development Revenue Bonds
     (AMT), Metal Sales
     Manufacturing Corp. Project
     (U.S. Bank N.A. LOC),
     3.50%, 4/10/06                        500              500
   Colorado HFA Economic
     Development Revenue Bonds
     Series A (AMT), Walker
     Manufacturing Co. Project
     (JPMorgan Chase Bank LOC),
     3.50%, 4/10/06                      2,465            2,465
   Colorado HFA Revenue Bonds
     (AMT), Genesis Innovations
     LLC (JPMorgan Chase Bank
     LOC),
     3.50%, 4/10/06                      1,490            1,490
   Colorado HFA Revenue Bonds,
     Wachovia MERLOTS Series
     2002A60 (AMT) (MBIA
     Insured), (1)
     3.26%, 4/10/06                      5,480            5,480
   Denver Airport System Revenue
     Bonds, Series 2000A (AMT),
     Merrill Lynch P-Floats PA-763
     (AMBAC Insured), (1)
     3.25%, 4/10/06                      4,995            4,995
   Denver Airport System Revenue
     Bonds, Series 2005-6A (AMT),
     Roaring Fork Municipal
     Products LLC (MBIA
     Insured), (1)
     3.32%, 4/10/06                     11,815           11,815
   Denver Airport System Revenue
     Refunding Bonds, Series 2002C
     (AMT) (Soc Gen LOC),
     3.22%, 4/10/06                     17,900           17,900
   Denver SFM Revenue Bonds,
     Series 2004A (AMT), Draw Down
     (AIG Matched Funding Gtd.),
     4.75%, 4/25/06                     23,292           23,292
   Denver Urban Renewal Authority
     Tax Increment Revenue Bonds,
     Merrill Lynch P-Floats PT-999
     (Merrill Lynch & Co. Inc.
     Gtd.), (1)
     3.26%, 4/10/06                     12,500           12,500

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  COLORADO - 2.6% - (CONTINUED)
   Eagle County Metropolitan
     District VRDB, Series 1999B,
     Eagle Ranch Golf Course
     Enterprise (Bank of America
     N.A. LOC),
     3.24%, 4/10/06                     $6,575           $6,575
   Park Creek Metropolitan
     District Revenue Bonds,
     Merrill Lynch P-Floats 157
     (Danske Bank Gtd.), (1) (2)
     3.50%, 2/15/07                     16,995           16,995
   Pitkin County IDA Revenue
     Bonds, Aspen Skiing Company
     Project (JPMorgan Chase Bank
     LOC), Series 1994A,
     3.18%, 4/3/06                       5,150            5,150
     Series 1994B (AMT),
     3.26%, 4/3/06                       4,300            4,300
   Summit County Recreational
     Facilities Revenue Bonds,
     Series 1992, Copper Mountain
     (Bank of Nova Scotia LOC),
     3.28%, 4/10/06                      8,895            8,895
   Westminster EDA Tax Increment
     Revenue VRDB, Series 2005,
     North Huron Urban Renewal
     Project (Depfa Bank PLC LOC),
     3.20%, 4/10/06                     10,000           10,000
  -------------------------------------------------------------
                                                        147,542
  -------------------------------------------------------------
  CONNECTICUT - 0.6%
   Connecticut State Health &
     Educational Facility
     Authority VRDB, Series X-2,
     Yale University,
     3.10%, 4/10/06                     33,945           33,945
  -------------------------------------------------------------
  DELAWARE - 0.3%
   New Castle County Airport
     Revenue Bonds, Series 2002
     (AMT), FlightSafety
     International, Inc. Project
     (Berkshire Hathaway, Inc.
     Gtd.),
     3.21%, 4/10/06                     16,615           16,615
  -------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET FUNDS    34      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  DISTRICT OF COLUMBIA - 0.7%
   District of Columbia Housing
     Finance Agency Multifamily
     Revenue Bonds (AMT),
     Citigroup ROCS-RR-II-R-433
     (FNMA Gtd.), (1)
     3.25%, 4/10/06                     $7,780           $7,780
   District of Columbia
     Metropolitan Airport
     Authority Revenue Bonds
     (AMT), Citigroup ROCS Number
     54 (MBIA Insured), (1)
     3.32%, 4/10/06                      2,495            2,495
   District of Columbia
     Multifamily Housing Finance
     Agency Revenue Bonds (AMT),
     Merrill Lynch P-Floats
     PT-2391 (Merrill Lynch and
     Co. Inc., Gtd.), (1)
     3.30%, 4/10/06                      2,410            2,410
   District of Columbia Revenue
     Bonds, Series 1998, Lowell
     School, Inc. Project
     (Wachovia Bank N.A. LOC),
     3.23%, 4/10/06                      3,495            3,495
   District of Columbia VRDB,
     Series 2001, Henry J. Kaiser
     Foundation (Kaiser Family
     Foundation Gtd.),
     3.22%, 4/10/06                     10,100           10,100
   District of Columbia Water &
     Sewer Authority VRDB, Series
     1998, Citibank Eagle Trust
     985201 (FSA Corp.
     Insured), (1)
     3.21%, 4/10/06                      3,300            3,300
   District of Columbia Water &
     Sewer VRDB, Citicorp Eagle
     Trust 8121A (FSA Corp.
     Insured), (1)
     3.21%, 4/10/06                      7,590            7,590
  -------------------------------------------------------------
                                                         37,170
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  FLORIDA - 2.4%
   Capital Trust Agency - Air
     Cargo Revenue Bonds, Series
     2004A (AMT), Aero Miami FX
     LLC Project (JPMorgan Chase
     Bank LOC),
     3.26%, 4/10/06                     $8,300           $8,300
   Dade County Special Obligation
     Refunding Bonds, Morgan
     Stanley Floating Rate Trust
     Certificates, Series 2000-415
     (AMBAC Insured), (1)
     3.20%, 4/10/06                      8,995            8,995
   Duval County Housing Revenue
     Bonds, Series 2003 (AMT),
     Camri Green Apartments (FNMA
     LOC),
     3.21%, 4/10/06                      3,000            3,000
   Florida Board of Education
     Capital Outlay Revenue Bonds,
     Citicorp Eagle Trust, Series
     20000902, (1)
     3.21%, 4/10/06                      4,550            4,550
   Florida State Board of
     Education G.O., Citigroup
     Trust Receipts, (1)
     3.21%, 4/10/06                     10,910           10,910
   Florida State Board of
     Education Public Education
     G.O., Citicorp Eagle Trust,
     Series 720050054A, (1)
     3.21%, 4/10/06                      7,000            7,000
   Florida State Department of
     Juvenile Justice Lease
     Certificates Revenue Bonds,
     Wachovia MERLOTS Series
     2000-OOO (MBIA Insured), (1)
     3.21%, 4/10/06                      5,600            5,600
   Highlands County Health
     Facilities Authority VRDB,
     Adventist Health System
     Sunbelt,
     Series 1997A (SunTrust Bank
     LOC),
     3.17%, 4/10/06                      9,430            9,430
     Series 2000-A (FGIC Insured),
     3.17%, 4/10/06                     13,100           13,100
     Series B (FGIC Insured),
     3.25%, 4/10/06                     10,000           10,000
   Jacksonville Water & Sewer
     Revenue Bonds, Series 408,
     Putters (FGIC Insured), (1)
     (2)
     3.51%, 8/17/06                      7,460            7,460

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   35     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  FLORIDA - 2.4% - (CONTINUED)
   Lee County IDA Health Care
     Facilities VRDB, Series
     1999B, Shell Point Village
     Project
     (Bank of America N.A. LOC),
     3.18%, 4/10/06                     $1,600           $1,600
   Lee County IDA Health Care
     Facilities VRDB, Series 2002,
     Shell Point Village Project
     (Bank of America N.A. LOC),
     3.18%, 4/10/06                      7,300            7,300
   Miami-Dade County HFA VRDB,
     Series 2002-8 (AMT), Ward
     Towers Assisted (Bank of
     America N.A. LOC),
     3.23%, 4/10/06                      1,700            1,700
   Miami-Dade County IDA Revenue
     VRDB, Series 2004 (AMT),
     Tarmac America Project (Bank
     of America N.A. LOC),
     3.23%, 4/10/06                      3,000            3,000
   Orange County Multifamily
     Housing VRDB, Series 1997,
     Palm Key Apartments Project
     (FHLMC LOC),
     3.19%, 4/10/06                      3,400            3,400
   Orlando Greater Aviation
     Authority Revenue Bonds,
     Series 2003A (AMT),
     FlightSafety International,
     Inc. Project (Berkshire
     Hathaway, Inc. Gtd.),
     3.23%, 4/10/06                      5,000            5,000
   Palm Beach County School
     District, TANS, Series 2005,
     4.00%, 9/28/06                      7,000            7,034
   Pinellas County Health Facility
     Authority VRDB, Series 2004,
     Bayfront Projects (SunTrust
     Bank LOC),
     3.18%, 4/3/06                       9,360            9,360
   Pinellas County HFA VRDB,
     Series 2004 (AMT), Alta Largo
     Apartments Project (Amsouth
     Bank Birmingham LOC),
     3.25%, 4/10/06                      5,000            5,000

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  FLORIDA - 2.4% - (CONTINUED)
   Polk County IDA Revenue Bonds,
     Series 2004, Lifepath Hospice
     Project (SunTrust Bank LOC),
     3.18%, 4/10/06                     $2,800           $2,800
   St. Lucie County IDA Revenue
     Bonds, Series 2000 (AMT),
     Freedom Plastics Project
     (LaSalle Bank N.A. LOC),
     3.24%, 4/10/06                      1,800            1,800
  -------------------------------------------------------------
                                                        136,339
  -------------------------------------------------------------
  GEORGIA - 5.9%
   Atlanta Airport Authority
     Revenue Bonds, Wachovia
     MERLOTS Series 2000 CCC (AMT)
     (FGIC Insured), (1)
     3.26%, 4/10/06                      1,800            1,800
   Atlanta Urban Residential
     Finance Authority VRDB (AMT),
     Capitol Gateway Apartments
     Project (Bank of America N.A.
     LOC),
     3.26%, 4/10/06                      4,125            4,125
   Atlanta Urban Residential
     Finance Authority VRDB,
     Series 2000 (AMT), Carver
     Redevelopment Project
     (SunTrust Bank LOC),
     3.23%, 4/10/06                      1,200            1,200
   Atlanta Urban Residential
     Finance Authority VRDB,
     Series 2002A (AMT), Auburn
     Glenn Apartments (Wachovia
     Bank N.A. LOC),
     3.23%, 4/10/06                      4,900            4,900
   Bulloch County Development
     Authority Revenue Bonds,
     Series 1999 (AMT), Apogee
     Enterprises, Inc. (Bank of
     New York LOC),
     3.27%, 4/10/06                      5,400            5,400
   Carrollton County Housing
     Authority VRDB, Series 2003
     (AMT), Magnolia Lake
     Apartments (SunTrust Bank
     LOC),
     3.23%, 4/10/06                     11,920           11,920

See Notes to the Financial Statements.

MONEY MARKET FUNDS    36      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  GEORGIA - 5.9% - (CONTINUED)
   Clayton County Development
     Authority VRDB, Delta
     Airlines Project (General
     Electric Capital Corp. LOC),
     Series 2000A, (1)
     3.25%, 4/10/06                    $12,500          $12,500
     Series 2000B (AMT),
     3.31%, 4/10/06                     72,050           72,050
     Series 2000C (AMT),
     3.31%, 4/10/06                     39,355           39,355
   Clayton County Housing
     Authority VRDB, Series 2003A
     (AMT), Forest Club Estates
     Project (FHLB of San
     Francisco LOC),
     3.28%, 4/3/06                       9,500            9,500
   Cobb County Housing Authority
     VRDB, Series 2003 (AMT),
     Woodchase Village Apartments
     (Regions Bank LOC),
     3.26%, 4/10/06                      4,000            4,000
   DeKalb County Housing Authority
     VRDB, Series 2002A1 (AMT),
     Mountain Crest Apartments
     Project (SunTrust Bank LOC),
     3.23%, 4/10/06                      3,900            3,900
   DeKalb County Multifamily
     Housing Authority Revenue
     Bonds, Series 2002 (AMT),
     Wesley Club Apartments
     (SunTrust Bank LOC),
     3.23%, 4/10/06                      2,800            2,800
   East Point Multifamily Housing
     Authority VRDB, Series 2003
     (AMT), Robins Creste
     Apartments Project (FHLMC
     LOC),
     3.24%, 4/10/06                      6,940            6,940
   East Point Multifamily Housing
     Authority VRDB, Series 2004
     (AMT), Village Highlands
     Apartments (SunTrust Bank
     LOC),
     3.23%, 4/10/06                      3,000            3,000
   Fulton County Development
     Authority Revenue Bonds,
     Series 2004, Holy Innocents
     Episcopal School Project
     (SunTrust Bank LOC),
     3.18%, 4/10/06                      6,700            6,700

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  GEORGIA - 5.9% - (CONTINUED)
   Fulton County Refunding VRDB,
     Series 1996, Lenbrook Square
     Facilities for the Elderly
     Project (Royal Bank of
     Scotland PLC LOC),
     3.23%, 4/3/06                      $2,700           $2,700
   Georgia Medical Center Hospital
     Authority Revenue Bonds,
     Series 2004, Spring Harbor at
     Green Island (HBOS Treasury
     Services LOC),
     3.17%, 4/10/06                      5,100            5,100
   Georgia State G.O. Bonds, (1)
     Eagle Trust Series 97C1001,
     3.21%, 4/10/06                     15,500           15,500
     Eagle Trust Series 97C1002,
     3.21%, 4/10/06                     15,100           15,100
     Eagle Trust Series 99D1002,
     3.21%, 4/10/06                     24,280           24,280
   Georgia State Ports Authority
     Revenue Bonds (AMT), Colonel
     Island Terminal Project
     (SunTrust Bank LOC),
     3.23%, 4/10/06                      3,410            3,410
   Gordon County Hospital
     Authority VRDB, Series
     1996-A, Adventist Health
     Systems Sunbelt Project
     (SunTrust Bank LOC),
     3.32%, 4/10/06                        750              750
   Gwinnett County Housing
     Authority Revenue Bonds
     (AMT), Herrington Mill
     Apartments Project (SunTrust
     Bank LOC),
     3.23%, 4/10/06                      7,930            7,930
   Gwinnett County Multifamily
     Housing VRDB, Series 1996,
     Post Corners Project (FNMA
     Gtd.),
     3.18%, 4/10/06                      2,960            2,960
   Kennesaw Development Authority
     VRDB, Series 2004 (AMT),
     Walton Ridenour Apartments
     (SunTrust Bank LOC),
     3.23%, 4/10/06                      5,000            5,000
   Macon Water & Sewer Authority
     Revenue Bonds, Series 2004,
     3.18%, 4/10/06                     10,285           10,285

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   37     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  GEORGIA - 5.9% - (CONTINUED)
   Richmond County Authority
     Revenue Anticipation
     Certificates, Series 2003,
     University Health Services,
     Inc. Project (SunTrust Bank
     LOC),
     3.18%, 4/10/06                     $9,200           $9,200
   Rockdale County Hospital
     Authority RANS, Series 2002,
     Rockdale Hospital (SunTrust
     Bank LOC),
     3.17%, 4/10/06                     10,000           10,000
   Roswell Multifamily Housing
     Authority VRDB, Series 1994,
     Wood Crossing (FHLMC LOC),
     3.18%, 4/10/06                      9,300            9,300
   Savannah EDA Revenue Bonds,
     Series 1997 (AMT), Georgia
     Kaolin Terminals (Bank of
     America N.A. LOC),
     3.23%, 4/10/06                      5,000            5,000
   Smyrna Housing Authority
     Multifamily Housing Revenue
     VRDB, Series 1996, Gardens
     Post Village Project (FNMA
     Gtd.),
     3.17%, 4/10/06                      7,950            7,950
   Thomasville Hospital Authority
     Revenue Anticipation
     Certificates, Series 2003,
     John D. Archibold Memorial
     Hospital Project (SunTrust
     Bank LOC),
     3.18%, 4/10/06                      5,400            5,400
   Waleska Downtown Development
     Authority VRDB, Reinhardt
     College Project (Regions Bank
     LOC),
     3.20%, 4/10/06                      3,600            3,600
  -------------------------------------------------------------
                                                        333,555
  -------------------------------------------------------------
  HAWAII - 0.1%
   Hawaii Department of Finance
     Revenue Bonds, Series 2003D,
     Kahala Nui Project (LaSalle
     Bank N.A. LOC),
     3.17%, 4/10/06                        200              200
   Hawaii State G.O. Bonds,
     Citicorp Eagle Trust
     2000-1101 (FGIC Insured), (1)
     3.21%, 4/10/06                      6,000            6,000
  -------------------------------------------------------------
                                                          6,200
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  IDAHO - 0.6%
   Boise City Housing Authority
     VRDB, Series 2002B (AMT),
     Civic Plaza Housing Project
     (KeyBank N.A. LOC),
     3.32%, 4/10/06                    $12,710          $12,710
   Idaho State TANS, Series 2006,
     4.00%, 6/30/06                     23,000           23,041
  -------------------------------------------------------------
                                                         35,751
  -------------------------------------------------------------
  ILLINOIS - 10.5%
   Arlington Heights IDR Bonds,
     Series 1997 (AMT), 3E
     Graphics & Printing Project
     (Harris N.A. LOC),
     3.30%, 4/10/06                      1,365            1,365
   Aurora IDR Bonds, Series 2001
     (AMT), Keson Industries, Inc.
     Project (Harris N.A. LOC),
     3.30%, 4/10/06                      2,875            2,875
   Aurora Kane & DuPage Counties
     IDB Revenue Bonds (AMT),
     Series 1999, Jania Family LLC
     Project (LaSalle Bank N.A.
     LOC),
     3.30%, 4/10/06                      4,920            4,920
   Chicago Board of Education G.O.
     Unlimited, Series A PA 616,
     School Reform Board (FGIC
     Insured), (1)
     3.22%, 4/10/06                      6,705            6,705
   Chicago Board of Education
     Variable Rate Certificates,
     Series 2000A, School Reform
     Board (FGIC Insured), (1)
     3.27%, 4/10/06                      6,200            6,200
   Chicago G.O. Project &
     Refunding Bonds, Series
     1998M, Bank of America
     Partnership (FGIC
     Insured), (1)
     3.27%, 4/10/06                     15,000           15,000
   Chicago G.O., Putters Series
     736 (FSA Corp. Insured), (1)
     (2)
     3.51%, 8/17/06                     10,785           10,785
   Chicago G.O. Refunding Bonds,
     Series 1998, Citicorp Eagle
     Trust 981302 (FSA Corp.
     Insured), (1)
     3.21%, 4/10/06                     11,600           11,600

See Notes to the Financial Statements.

MONEY MARKET FUNDS    38      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ILLINOIS - 10.5% - (CONTINUED)
   Chicago G.O., Series 2003-9
     (AMT), Roaring Fork Municipal
     Products LLC (MBIA
     Insured), (1)
     3.27%, 4/10/06                    $15,905          $15,905
   Chicago G.O. Tender Notes,
     Series 2005 (Bank of America
     N.A. LOC),
     3.37%, 12/7/06                     12,300           12,300
   Chicago G.O. VRDB, Series
     2005D, Refunding Project (FSA
     Corp. Insured),
     3.17%, 4/10/06                      1,000            1,000
   Chicago IDR Bonds, Series 1992
     (AMT), Enterprise Center VIII
     Project (LaSalle Bank N.A.
     LOC),
     3.26%, 4/10/06                      7,200            7,200
   Chicago IDR Bonds, Series 1992
     (AMT), Enterprise Center IX
     Project (LaSalle Bank N.A.
     LOC),
     3.26%, 4/10/06                      4,750            4,750
   Chicago IDR Bonds, Series 1996
     (AMT), Eli's Chicago's
     Finest, Inc. Project (LaSalle
     Bank N.A. LOC),
     3.26%, 4/10/06                      1,215            1,215
   Chicago IDR Bonds, Series 1998
     (AMT), Freedman Seating Co.
     Project (LaSalle Bank N.A.
     LOC),
     3.26%, 4/10/06                      2,975            2,975
   Chicago IDR VRDB, Series 2001
     (AMT), John Hofmeister & Sons
     (Harris N.A. LOC),
     3.30%, 4/10/06                      4,460            4,460
   Chicago Metropolitan Water
     Reclamation District G.O.
     VRDB, Series 2002A,
     3.18%, 4/10/06                     27,600           27,600
   Chicago Multifamily Housing
     Revenue Bonds, Series 2004B
     (AMT), Renaissance Saint Luke
     Project (Harris N.A. LOC),
     3.30%, 4/10/06                      1,700            1,700
   Chicago Multifamily Housing
     Revenue VRDB (AMT),
     Churchview Supportive Living
     (Harris N.A. LOC),
     3.30%, 4/10/06                      2,905            2,905

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ILLINOIS - 10.5% - (CONTINUED)
   Chicago Multifamily Housing
     Revenue VRDB (AMT),
     Renaissance Center LP Project
     (Harris N.A. LOC),
     Series 1999A,
     3.30%, 4/10/06                     $2,870           $2,870
     Series 1999B,
     3.30%, 4/10/06                      1,700            1,700
   Chicago Multifamily Housing
     Revenue VRDB, Series 2004A
     (AMT), Central Station
     Project (FNMA LOC),
     3.22%, 4/10/06                     23,000           23,000
   Chicago O'Hare International
     Airport Revenue Bonds, Series
     2003 (AMT), Citigroup ROCS
     Series RR II R 239 (FSA Corp.
     Insured), (1)
     3.25%, 4/10/06                      5,200            5,200
   Chicago O'Hare International
     Airport Revenue VRDB, Series
     2002 (AMT), O'Hare Technology
     Center II Project (LaSalle
     Bank N.A. LOC),
     3.26%, 4/10/06                      5,000            5,000
   Chicago School Reform Board
     G.O., Series 1996, Bank of
     America Variable Rate
     Securities (MBIA
     Insured), (1)
     3.27%, 4/10/06                     13,300           13,300
   City of Chicago Second Lien
     Revenue Bonds, Series 1998B
     (AMT), Midway Airport Project
     (MBIA Insured),
     3.21%, 4/3/06                      12,530           12,530
   Des Plaines City VRDB, Series
     1996 (AMT), Finzer Roller,
     Inc. Project (Harris N.A.
     LOC),
     3.30%, 4/10/06                        800              800
   Elgin City IDR VRDB, Series
     1996A (AMT), Bailey
     Development LLC Project
     (LaSalle Bank N.A. LOC),
     3.26%, 4/10/06                      2,000            2,000
   Elgin City IDR VRDB, Series
     1999 (AMT), Questek
     Manufacturing Corp. (JPMorgan
     Chase Bank LOC),
     3.50%, 4/10/06                      2,700            2,700

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   39     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ILLINOIS - 10.5% - (CONTINUED)
   Elgin City IDR VRDB, Series
     2001 (AMT), Gemini Moulding
     Project (LaSalle Bank N.A.
     LOC),
     3.26%, 4/10/06                     $2,725           $2,725
   Elgin City Industrial Project
     Revenue VRDB, Series 2001
     (AMT), 1925 Holmes Road
     Project (Harris N.A. LOC),
     3.30%, 4/10/06                      2,925            2,925
   Elmhurst Revenue Bonds,
     Commission Accreditation of
     Health Care Project (JPMorgan
     Chase Bank LOC),
     3.18%, 4/10/06                     10,000           10,000
   Evanston G.O., Series 2002A,
     Sherman Plaza Project,
     3.20%, 4/10/06                      7,700            7,700
   Fulton IDR VRDB, Series 1998
     (AMT), Drives, Inc. Project
     (Harris N.A. LOC),
     3.30%, 4/10/06                      3,375            3,375
   Illinois Development Finance
     Authority IDR Bonds, Series
     1990B, Tajon Warehouse
     Project (JPMorgan Chase Bank
     LOC),
     3.33%, 4/10/06                      2,225            2,225
   Illinois Development Finance
     Authority IDR Bonds, Series
     1997A (AMT), Randall Metals
     Corp. Project (LaSalle Bank
     N.A. LOC),
     3.50%, 4/10/06                      1,725            1,725
   Illinois Development Finance
     Authority IDR VRDB, Series
     1999 (AMT), Amtex Steel, Inc.
     Project (LaSalle Bank N.A.
     LOC),
     3.26%, 4/10/06                      4,650            4,650
   Illinois Development Finance
     Authority IDR VRDB, Series
     2000 (AMT), Olson
     International Limited Project
     (JPMorgan Chase Bank LOC),
     3.50%, 4/10/06                        805              805
   Illinois Development Finance
     Authority Revenue Bonds,
     Series 1994 (AMT), NU-Way
     Industries, Inc. Project
     (LaSalle Bank N.A. LOC),
     3.26%, 4/10/06                        700              700

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ILLINOIS - 10.5% - (CONTINUED)
   Illinois Development Finance
     Authority Revenue Bonds,
     Series 1998 (AMT), Flying
     Food Fare, Inc. (Harris N.A.
     LOC),
     3.30%, 4/10/06                     $2,800           $2,800
   Illinois Development Finance
     Authority Revenue Bonds,
     Series 2001, YMCA of
     Metropolitan Chicago Project
     (Harris N.A. LOC),
     3.22%, 4/10/06                     22,000           22,000
   Illinois Development Finance
     Authority Revenue Bonds,
     Series 2001C, Evanston
     Northwestern Healthcare Corp.
     (Evanston Northwestern
     Healthcare Corp. Gtd.),
     3.22%, 4/10/06                      2,015            2,015
   Illinois Development Finance
     Authority Revenue Bonds,
     Series 2004, Robert Morris
     College (JPMorgan Chase Bank
     LOC),
     3.28%, 4/10/06                     11,340           11,340
   Illinois Development Finance
     Authority Revenue VRDB,
     Series 1999D2, AMR Pooled
     Finance Program (Fifth Third
     Bank LOC),
     3.26%, 4/10/06                      6,440            6,440
   Illinois Development Finance
     Authority Revenue VRDB,
     Series 2001 (AMT), Val-Matic
     (LaSalle Bank N.A. LOC),
     3.26%, 4/10/06                      6,080            6,080
   Illinois Development Finance
     Authority Revenue VRDB,
     Series 2002, St. Augustine
     College Project (JPMorgan
     Chase Bank LOC),
     3.20%, 4/3/06                       5,635            5,635
   Illinois Development Finance
     Authority VRDB, Series 1997
     (AMT), Ciccone Food Products,
     Inc. (Harris N.A. LOC),
     3.30%, 4/10/06                      4,100            4,100
   Illinois Development Finance
     Authority VRDB, Series 1998,
     American Youth Hostels
     Project (Harris N.A. LOC),
     3.25%, 4/10/06                      7,155            7,155

See Notes to the Financial Statements.

MONEY MARKET FUNDS    40      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ILLINOIS - 10.5% - (CONTINUED)
   Illinois Development Finance
     Authority Water Facilities
     Revenue VRDB, Series 2002
     (AMT), Illinois-American
     Water (MBIA Insured),
     3.29%, 4/10/06                     $5,000           $5,000
   Illinois Educational Facilities
     Authority Revenue Bonds,
     Northwestern University,
     Macon Trust Variable Rate
     Certificates Series D, (1)
     3.21%, 4/10/06                      7,005            7,005
   Illinois Educational Facilities
     Authority Revenue Bonds,
     Series 2002, Aurora
     University (Fifth Third Bank
     LOC),
     3.28%, 4/10/06                      3,300            3,300
   Illinois Educational Facilities
     Authority Revenue Bonds,
     University of Chicago
     Project,
     3.10%, 6/27/06                     10,000           10,000
   Illinois Finance Authority
     Revenue Bonds, Series 2004,
     Community Action Partnership
     (Citibank N.A. LOC),
     3.21%, 4/10/06                      3,125            3,125
   Illinois Finance Authority
     Revenue Notes, Jewish RANS
     (Harris N.A. LOC),
     3.25%, 4/10/06                      7,355            7,355
   Illinois G.O. & Revenue COPS,
     Series 2005-21, Clipper Tax-
     Exempt Trust Certificates
     (Clipper Tax-Exempt Trust
     Insured), (1)
     3.25%, 4/10/06                     27,000           27,000
   Illinois Health Facilities
     Authority Revenue Bonds,
     Advocate Health Care Network,
     Series 2003A,
     2.74%, 7/6/06                      11,100           11,100
   Illinois Health Facilities
     Authority Revenue Bonds,
     Series 1996, Proctor Hospital
     (JPMorgan Chase Bank LOC),
     3.28%, 4/10/06                      5,600            5,600
   Illinois Health Facilities
     Authority VRDB, Series 2003,
     Memorial Health Systems
     (JPMorgan Chase Bank LOC),
     3.23%, 4/3/06                       2,500            2,500

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ILLINOIS - 10.5% - (CONTINUED)
   Illinois Housing Development
     Authority Revenue Bonds
     (AMT), Citigroup
     ROCS-RR-II-249, (1)
     3.25%, 4/10/06                     $6,745           $6,745
   Illinois Housing Development
     Authority VRDB, Series 2004
     (AMT), Danbury Court
     Apartments Project Phase II
     (LaSalle Bank N.A. LOC),
     3.26%, 4/10/06                      4,400            4,400
   Illinois Multifamily Finance
     Authority, Series 2005,
     Villagebrook Apartments
     Project (FHLMC LOC),
     3.24%, 4/10/06                      5,900            5,900
   Illinois State G.O. Bonds,
     Series 2002, Tax-Exempt Eagle
     Trust 20021301, Illinois
     First (FGIC Insured), (1)
     3.21%, 4/10/06                      5,000            5,000
   Illinois State G.O. Bonds,
     Series 2005,
     4.50%, 4/10/06                     25,000           25,079
   Illinois State Sales TRB,
     Salomon Smith Barney Eagle
     Trust, (1)
     3.21%, 4/10/06                      5,045            5,045
   Illinois State Sales Tax
     Revenue VRDB, Bank of America
     Macon Trust Receipts Series
     C, (1)
     3.21%, 4/10/06                      3,500            3,500
   Justice VRDB, Series 2003
     (AMT), Candlewood Apartments
     Project (FNMA LOC),
     3.27%, 4/10/06                     10,700           10,700
   Kane & DuPage Counties
     Community Unit School
     District #303 G.O., Putters
     Series 824 (FSA Corp.
     Insured), (1) (2)
     3.51%, 8/17/06                      7,545            7,545
   Lake County Multifamily Housing
     Revenue Bonds, Series 2004
     (AMT), Rosewood Apartments
     Project (FHLMC Gtd.),
     3.24%, 4/10/06                      4,300            4,300
   Lisle Multifamily Housing
     Authority Revenue Bonds,
     Ashley of Lisle Project
     (FHLMC LOC),
     3.18%, 4/10/06                     12,700           12,700

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   41     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ILLINOIS - 10.5% - (CONTINUED)
   Metropolitan Pier & Exposition
     Authority Revenue Bonds,
     Citicorp Eagle Trust Series
     20026001 (MBIA Insured), (1)
     3.21%, 4/10/06                    $10,000          $10,000
   Normal G.O. VRDN, Series 2003,
     McLean County Project,
     3.28%, 4/10/06                      4,750            4,750
   Peoria Multifamily Revenue
     Bonds, Series 2003 (AMT), Oak
     Woods Apartments (FNMA Gtd.),
     3.25%, 4/10/06                      3,900            3,900
   Quad Cities Regional EDA
     Revenue Bonds, Augustana
     College Project (Harris N.A.
     LOC),
     3.17%, 4/10/06                     15,000           15,000
   Regional Transportation
     Authority Revenue Bonds,
     Citicorp Eagle Trust Series
     20001303 (MBIA Insured), (1)
     3.21%, 4/10/06                     14,510           14,510
   Roaring Forks O'Hare Municipal
     Certificates Class A2004-7
     (AMT) (MBIA Insured), (1)
     3.32%, 4/10/06                     10,355           10,355
   Rockford Revenue Bonds, Series
     2002, Wesley Willows
     Obligation Group Project
     (Marshall & Ilsley Bank LOC),
     3.20%, 4/3/06                       2,600            2,600
   Romeoville IDR VRDB, Series
     1997 (AMT), Metropolitan
     Industries, Inc. Project
     (Harris N.A. LOC),
     3.30%, 4/10/06                      2,000            2,000
   Savanna IDR Bonds, Series 1994
     (AMT), Metform Corp. Project
     (JPMorgan Chase Bank LOC),
     3.29%, 4/10/06                      6,500            6,500
   Southwestern IDA VRDB, Series
     2002 (AMT), Waste Management,
     Inc. Project (JPMorgan Chase
     Bank LOC),
     3.50%, 4/10/06                      4,700            4,700
   Tinley Park IDR Bonds, Series
     2003 (AMT), Mariah Partners
     Project (LaSalle Bank N.A.
     LOC),
     3.26%, 4/10/06                      3,645            3,645

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  ILLINOIS - 10.5% - (CONTINUED)
   University of Illinois
     Auxiliary Facility Revenue
     Bonds, Eagle Trust Series
     20001301 (MBIA Insured), (1)
     3.21%, 4/10/06                     $3,000           $3,000
   Village of Vernon Hills IDR
     VRDB, Series 1983 (AMT),
     Accurate Transmissions, Inc.
     Project (LaSalle Bank N.A.
     LOC),
     3.26%, 4/10/06                      3,140            3,140
   Warren County Industrial
     Project Revenue Bonds, Series
     2002, Monmouth College
     Project (Allied Irish Bank
     LOC),
     3.20%, 4/10/06                      5,305            5,305
   West Chicago City IDR Bonds,
     Series 1999 (AMT), Royal Gold
     Ribbons Foods Project
     (JPMorgan Chase Bank LOC),
     3.50%, 4/10/06                      1,600            1,600
   Will County Solid Waste Revenue
     Bonds, Series 1997 (AMT) BASF
     Corp. (BASF Corp. Gtd.),
     3.31%, 4/3/06                       9,000            9,000
   Will-Kankakee Regional
     Development Authority Revenue
     Bonds (AMT), T.H. Davidson &
     Co., Inc. Project (LaSalle
     Bank N.A. LOC),
     3.26%, 4/10/06                      2,740            2,740
  -------------------------------------------------------------
                                                        590,599
  -------------------------------------------------------------
  INDIANA - 3.5%
   Anderson City Economic
     Development Revenue Bonds,
     Series 1996 (AMT), Gateway
     Village Project (FHLB of
     Indianapolis LOC),
     3.23%, 4/10/06                      2,670            2,670
   Avilla Economic Development
     Revenue Bonds, Series 1996
     (AMT), Pent Assemblies, Inc.
     Project (JPMorgan Chase Bank
     LOC),
     3.50%, 4/10/06                      2,500            2,500
   Columbus Economic Development
     Revenue VRDB, Series 2004
     (AMT), Arbors at Water Edge
     Apartments Project (FHLB of
     Cincinnati LOC),
     3.24%, 4/10/06                      3,850            3,850

See Notes to the Financial Statements.

MONEY MARKET FUNDS    42      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  INDIANA - 3.5% - (CONTINUED)
   Dekko Foundation Education
     Facilities COPS, Series
     2001-1 (JPMorgan Chase Bank
     LOC),
     3.45%, 4/10/06                     $4,155           $4,155
   Fort Wayne Economic Development
     VRDB, Series 2004, University
     of St. Francis (JPMorgan
     Chase Bank LOC),
     3.28%, 4/10/06                      2,900            2,900
   Hammond City Economic
     Development Revenue Bonds,
     Series 1996A (AMT), Annex at
     Douglas Point Project (FHLB
     of Indianapolis LOC),
     3.23%, 4/10/06                      2,735            2,735
   Indiana Bond Bank Revenue
     Bonds, Series 2006A, Advanced
     Funding Program Notes,
     4.50%, 2/1/07                      10,000           10,096
   Indiana Development Finance
     Authority IDR VRDB (AMT), Red
     Gold, Inc. Project (Harris
     N.A. LOC),
     Series 1994A,
     3.30%, 4/10/06                      4,200            4,200
     Series 1994B,
     3.30%, 4/10/06                      2,600            2,600
   Indiana Development Finance
     Authority Industrial Revenue
     Bonds, Series 1999, Youth
     Opportunity Center Project
     (JPMorgan Chase Bank LOC),
     3.28%, 4/10/06                      1,600            1,600
   Indiana Development Finance
     Authority VRDB, Series 2001
     (AMT), Bhar Co. Project
     (JPMorgan Chase Bank LOC),
     3.50%, 4/10/06                      1,500            1,500
   Indiana Development Finance
     Authority VRDB, Series 2002,
     Indianapolis Museum of Art
     (JPMorgan Chase Bank LOC),
     3.22%, 4/10/06                      6,200            6,200
   Indiana Education Facilities
     Authority VRDB, Series 2003,
     Franklin College (JPMorgan
     Chase Bank LOC),
     3.23%, 4/3/06                       3,500            3,500

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  INDIANA - 3.5% - (CONTINUED)
   Indiana Health Facilities
     Authority Revenue Bonds,
     Senior Living Greencroft
     Project (LaSalle Bank N.A.
     LOC),
     3.18%, 4/10/06                    $10,880          $10,880
   Indiana Health Facilities
     Finance Authority Revenue
     Bonds, Series 2001A3,
     Ascension Health Credit
     Group,
     3.35%, 1/30/07                     17,000           17,000
   Indiana Health Facilities
     Finance Authority VRDB,
     Series 2004A, Margaret Mary
     Community Hospital Project
     (Fifth Third Bank LOC),
     3.23%, 4/3/06                         800              800
   Indiana Hospital Equipment
     Financing VRDB, Hospital
     Equipment Program Project
     (MBIA Insured),
     3.19%, 4/10/06                      4,985            4,985
   Indiana State Development
     Finance Authority VRDB,
     Indiana Historical Society,
     Inc. Project (JPMorgan Chase
     Bank LOC),
     3.22%, 4/10/06                      6,340            6,340
   Indiana State Housing and
     Community Development Revenue
     Bonds, Series 2005 D (AMT),
     3.50%, 12/14/06                    20,000           20,000
   Indianapolis Local Public
     Improvement Bond Bank VRDB,
     Series 2005E (AMBAC Insured),
     3.20%, 4/10/06                     39,955           39,955
   Knox Economic Development VRDB
     (AMT), J.W. Hicks, Inc.
     Project (Harris N.A. LOC),
     3.30%, 4/10/06                      5,685            5,685
   Laporte City VRDB (AMT), Alpha
     Baking Co., Inc. Project
     (Harris N.A. LOC),
     3.30%, 4/10/06                      2,130            2,130
   Marshall County Economic
     Development Revenue Bonds,
     Series 2000, Culver
     Educational Foundation
     Project (JPMorgan Chase Bank
     LOC),
     3.22%, 4/10/06                      4,100            4,100

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   43     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  INDIANA - 3.5% - (CONTINUED)
   Noblesville Economic
     Development Revenue Bonds
     (AMT), Princeton Lakes
     Apartments Project, Series
     PJ-2003A (LaSalle Bank N.A.
     LOC),
     3.26%, 4/10/06                     $8,900           $8,900
     Series PJ-2003B (FHLB of
     Indianapolis LOC),
     3.31%, 4/10/06                      1,100            1,100
   Tippecanoe County PCR Bonds
     (AMT), Caterpillar, Inc.
     Project (Caterpillar, Inc.,
     Gtd.),
     3.27%, 4/10/06                      8,750            8,750
   Vincennes University Revenue
     Bonds, Series 2004G, Student
     Fees (JPMorgan Chase Bank
     LOC),
     3.19%, 4/10/06                     18,165           18,165
  -------------------------------------------------------------
                                                        197,296
  -------------------------------------------------------------
  IOWA - 1.8%
   Iowa Finance Authority Health
     Care Facilities VRDB, Iowa
     Health Project (FGIC
     Insured),
     3.16%, 4/10/06                     32,550           32,550
   Iowa Finance Authority
     Retirement Community Revenue
     Bonds, Series 2003A,
     Deerfield Retirement (LaSalle
     Bank N.A. LOC),
     3.17%, 4/10/06                      7,100            7,100
   Iowa Higher Education Authority
     Private College Facilities
     Revenue Bonds, Series 2000,
     Grand View Project (U.S. Bank
     N.A. LOC),
     3.23%, 4/3/06                       2,135            2,135
   Iowa Higher Education Authority
     Private College Revenue
     Bonds, Series 2003, Des
     Moines University Project
     (Allied Irish Bank LOC),
     3.23%, 4/3/06                       9,100            9,100
   Iowa Higher Education Authority
     Revenue Bonds, Series 2003,
     Graceland College (Bank of
     America N.A. LOC),
     3.23%, 4/10/06                      1,700            1,700

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  IOWA - 1.8% - (CONTINUED)
   Iowa State School Cash
     Anticipation Program,
     Warrants Certificates Series
     A (FSA Corp. Insured),
     4.00%, 6/28/06                     $5,000           $5,016
   Iowa State TRANS, Series 2005,
     4.50%, 6/30/06                     40,000           40,124
   Linn County Industrial
     Development VRDB (AMT),
     Highway Equipment Company
     Project (Wells Fargo Bank
     N.A. LOC),
     3.24%, 4/10/06                      5,835            5,835
  -------------------------------------------------------------
                                                        103,560
  -------------------------------------------------------------
  KANSAS - 0.8%
   Colwich IDR Bonds, Series 1999
     (AMT), EPCO Carbondioxide
     Project (Regions Bank LOC),
     3.28%, 4/10/06                      1,205            1,205
   Kansas Development Finance
     Authority VRDB, Series 2001
     (AMT), Oak Ridge Park II
     Apartments Project (FHLB of
     Topeka LOC),
     3.36%, 4/10/06                      3,650            3,650
   Kansas State Department of
     Transportation Highway
     Revenue Bonds, Eagle Series
     20001601, (1)
     3.21%, 4/10/06                      5,975            5,975
   Kansas State Department of
     Transportation Highway
     Revenue Bonds, Series
     2004C-1,
     3.15%, 4/10/06                     25,000           25,000
   Wichita Airport Facilities
     Revenue Bonds, Series VIII
     2003 (AMT), FlightSafety
     International, Inc.
     (Berkshire Hathaway, Inc.
     Gtd.),
     3.23%, 4/10/06                      8,000            8,000
  -------------------------------------------------------------
                                                         43,830
  -------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET FUNDS    44      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  KENTUCKY - 1.8%
   Carroll County Solid Waste
     Disposal Revenue Bonds,
     Series 2001 (AMT), BPB
     Acquisition Project (Bank of
     America N.A. LOC),
     3.23%, 4/10/06                     $5,000           $5,000
   Clark County Industrial
     Building Revenue Bonds,
     Series 1996 (AMT), Bluegrass
     Art Cast Project (JPMorgan
     Chase Bank LOC),
     3.50%, 4/10/06                      1,385            1,385
   Fort Mitchell, Kentucky League
     of Cities Trust Lease
     Program, Series 2002 A (U.S.
     Bank N.A. LOC),
     3.19%, 4/10/06                     22,350           22,350
   Franklin County G.O. Refunding
     Notes, Series 2001 (JPMorgan
     Chase Bank LOC),
     3.28%, 4/10/06                      4,300            4,300
   Henderson County Revenue Bonds,
     Murray-Calloway County Public
     Hospital Project (Branch
     Banking & Trust Co. LOC),
     3.26%, 4/10/06                      5,100            5,100
   Kenton County Airport Board
     Revenue VRDB, Series 2000A
     (AMT), Delta Air Lines, Inc.
     Project (General Electric
     Capital Corp. LOC),
     3.31%, 4/10/06                     28,315           28,315
   Kentucky Development Finance
     Authority Revenue Bonds
     (AMT), Republic Services,
     Inc. Project (Bank of America
     N.A. LOC),
     3.26%, 4/10/06                      8,500            8,500
   Kentucky Development Finance
     Authority Revenue Bonds,
     Series 2003 (AMT), Republic
     Services, Inc. Project
     (JPMorgan Chase Bank LOC),
     3.26%, 4/10/06                      6,175            6,175
   Kentucky Housing Revenue Bonds
     (AMT), Clipper Tax-Exempt
     Trust Certificates Series
     2005-35, (1)
     3.26%, 4/10/06                     10,000           10,000

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  KENTUCKY - 1.8% - (CONTINUED)
   Morehead, Kentucky League of
     Cities Lease Program Revenue
     Bonds, Series 2004A (U.S.
     Bank N.A. LOC),
     3.19%, 4/10/06                     $3,770           $3,770
   Shelby County VRDB, Series
     2004A, Kentucky Association
     of Counties Leasing Trust
     (U.S. Bank N.A. LOC),
     3.18%, 4/3/06                       6,330            6,330
  -------------------------------------------------------------
                                                        101,225
  -------------------------------------------------------------
  LOUISIANA - 0.8%
   Ascension Parish Revenue VRDB
     (AMT), BASF Corp. Project
     (BASF Corp. Gtd.),
     Series 1995,
     3.36%, 4/3/06                         300              300
     Series 1997,
     3.36%, 4/3/06                       7,000            7,000
     Series 1998,
     3.36%, 4/3/06                      14,000           14,000
   Jefferson Parish Economic
     Development Corp. VRDB,
     Series 2000 (AMT), Walle
     Corp. Project (JPMorgan Chase
     Bank LOC),
     3.50%, 4/10/06                      2,600            2,600
   Louisiana Environmental
     Facilities Development
     Revenue Bonds, Series 2004,
     Sacred Heart Project
     (SunTrust Bank LOC),
     3.23%, 4/10/06                      1,000            1,000
   Louisiana State Offshore
     Terminal Authority Deepwater
     Revenue Bonds, Series 2003A,
     LOOP LLC Project (SunTrust
     Bank LOC),
     3.18%, 4/3/06                       5,100            5,100
   Louisiana State Offshore
     Terminal Authority Deepwater
     Revenue Bonds, Series 2003B
     (JPMorgan Chase Bank LOC),
     3.22%, 4/10/06                      5,700            5,700
   New Orleans G.O. Bonds, Series
     2005-13, Roaring Fork
     Municipal Products LLC (MBIA
     Insured), (1)
     3.25%, 4/10/06                      8,415            8,415
  -------------------------------------------------------------
                                                         44,115
  -------------------------------------------------------------

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   45     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MAINE - 0.3%
   Maine State Housing Authority
     Mortgage Purchase Bonds,
     Series 1998F2 (AMT), (1)
     3.37%, 4/10/06                     $9,995           $9,995
   Maine State Housing Authority
     Revenue Bonds, Series 2006-C
     (AMT),
     3.50%, 3/15/07                      5,000            5,000
   Maine State Turnpike Authority
     Revenue Bonds, Eagle Trust
     Series 20001901 (FGIC
     Insured), (1)
     3.21%, 4/10/06                      3,000            3,000
  -------------------------------------------------------------
                                                         17,995
  -------------------------------------------------------------
  MARYLAND - 0.7%
   Baltimore County Dunfield
     Townhomes Revenue Bonds,
     Series 2003, Roaring Fork
     Trust Receipts (GNMA
     Gtd.), (1)
     3.32%, 4/10/06                     10,025           10,025
   Gaithersburg Economic
     Development Revenue Bonds,
     Series 1997, Asbury Methodist
     Project (MBIA Insured),
     3.17%, 4/10/06                      5,400            5,400
   Maryland Health and Higher
     Educational Facilities
     Authority VRDB, Series 2005B,
     Adventist Healthcare
     (Manufacturers and Traders
     Trust Co. LOC),
     3.18%, 4/10/06                     15,000           15,000
   Maryland State Industrial
     Development Financing
     Authority VRDB, Series 2005B,
     Our Lady of Good Counsel
     Project (Manufacturers and
     Traders Trust Co. LOC),
     3.22%, 4/10/06                      8,356            8,356
  -------------------------------------------------------------
                                                         38,781
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MASSACHUSETTS - 2.3%
   Massachusetts Bay
     Transportation Authority
     Sales Tax Revenue Bonds,
     Citigroup Eagle 2006-37, (1)
     3.21%, 4/10/06                     $8,800           $8,800
   Massachusetts State Development
     Finance Agency VRDB, Series
     1999, Waste Management, Inc.
     Project (SunTrust Bank LOC),
     3.23%, 4/10/06                      5,500            5,500
   Massachusetts State Development
     Finance Agency VRDB, Series
     2003, Lesley University (Bank
     of America N.A. LOC),
     3.21%, 4/10/06                      4,800            4,800
   Massachusetts State Development
     Finance Agency VRDB, Series
     2004, Groton School,
     3.21%, 4/10/06                      7,500            7,500
   Massachusetts State Development
     Finance Agency VRDB, Series
     2005, ISO New England, Inc.
     (KeyBank N.A. LOC),
     3.20%, 4/10/06                      5,000            5,000
   Massachusetts State G.O.,
     3.19%, 4/3/06                         900              900
   Massachusetts State G.O.,
     Series 2005A,
     3.18%, 4/10/06                     99,075           99,075
  -------------------------------------------------------------
                                                        131,575
  -------------------------------------------------------------
  MICHIGAN - 2.6%
   Avondale School District,
     Series 2003, Citigroup ROCS
     RR II R 2047, (1)
     3.21%, 4/10/06                      6,415            6,415
   Farmington Hills Hospital
     Finance Authority Revenue
     Bonds, Series 1991, Botsford
     General Hospital (MBIA
     Insured),
     3.23%, 4/3/06                       3,050            3,050
   Grand Rapids Economic
     Development Corp. Revenue
     Bonds, Series 1991A, Amway
     Hotel (Standard Federal Bank
     N.A. LOC),
     3.17%, 4/10/06                      1,100            1,100

See Notes to the Financial Statements.

MONEY MARKET FUNDS    46      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MICHIGAN - 2.6% - (CONTINUED)
   Jackson County Economic
     Development Corp. VRDB,
     Series 1999 (AMT), Production
     Saw & Machine Co. (Comerica
     Bank LOC),
     3.34%, 4/10/06                     $3,470           $3,470
   Jackson County Economic
     Development Corp. VRDB,
     Series 2000 (AMT), Kellogg
     Crankshaft Co. Project
     (Comerica Bank LOC),
     3.34%, 4/10/06                      2,685            2,685
   Jackson County Hospital Finance
     Authority VRDB, Series 2005A,
     W.A. Foote Memorial Hospital
     Project (Bank of Nova Scotia
     LOC),
     3.17%, 4/10/06                      8,000            8,000
   Macomb County Hospital Finance
     Authority VRDB, Mt. Clemens
     General (Comerica Bank LOC),
     Series 2003A2,
     3.19%, 4/3/06                       1,200            1,200
   Michigan Municipal Bond
     Authority Revenue Notes,
     Series 2005 B-2 (JPMorgan
     Chase Bank LOC),
     4.00%, 8/18/06                     25,000           25,067
   Michigan State Hospital
     Authority Revenue VRDB,
     Series 1999A, Covenant
     Retirement (LaSalle Bank N.A.
     LOC),
     3.17%, 4/10/06                        400              400
   Michigan State Hospital Finance
     Authority Revenue VRDB,
     Series 2003A, Crittenton
     Hospital (Comerica Bank LOC),
     3.19%, 4/3/06                      13,600           13,600
   Michigan State Housing
     Development Authority Revenue
     VRDB, Series 1999 (AMT),
     Baldwin Villas (Comerica Bank
     LOC),
     3.34%, 4/10/06                      4,625            4,625
   Michigan State Multifamily
     Housing Development Authority
     VRDB, Series 2005 (AMT),
     Jackson Project (FHLB
     Indianapolis LOC),
     3.28%, 4/3/06                      10,300           10,300

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MICHIGAN - 2.6% - (CONTINUED)
   Michigan State Strategic Fund
     Limited Obligation Revenue
     Bonds (AMT), Corlett-Turner
     Co. Project (U.S. Bank N.A.
     LOC),
     3.34%, 4/10/06                     $1,750           $1,750
   Michigan State Strategic Fund
     Limited Obligation Revenue
     Bonds, Leader Dogs for the
     Blind Project (Comerica Bank
     LOC),
     3.25%, 4/10/06                      2,700            2,700
   Michigan State Strategic Fund
     Limited Obligation Revenue
     Bonds, Series 1997 (AMT),
     Dirksen Screw Co. Project
     (JPMorgan Chase Bank LOC),
     3.34%, 4/10/06                      2,700            2,700
   Michigan State Strategic Fund
     Limited Obligation Revenue
     Bonds, Series 2000 (AMT),
     Grand Haven Plastics Project
     (JPMorgan Chase Bank LOC),
     3.50%, 4/10/06                      4,000            4,000
   Michigan State Strategic Fund
     Variable Limited Obligation
     Revenue Bonds (AMT), NYX
     Technologies LLC Project
     (Comerica Bank LOC),
     3.34%, 4/10/06                      7,050            7,050
   Michigan State Strategic Fund
     VRDB, Series 1999 (AMT),
     Great Lakes Metal Stamping
     (JPMorgan Chase Bank LOC),
     3.50%, 4/10/06                      1,400            1,400
   Michigan State Strategic Fund
     VRDB, Series 2000 (AMT),
     Roesler Metal Finishing
     Project (Standard Federal
     Bank N.A. LOC),
     3.29%, 4/10/06                      4,685            4,685
   Michigan State Strategic Fund
     VRDB, Series 2001 (AMT),
     Advanced Tooling System
     Project (JPMorgan Chase Bank
     LOC),
     3.34%, 4/10/06                      3,130            3,130

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   47     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MICHIGAN - 2.6% - (CONTINUED)
   Michigan State Strategic Fund
     VRDB, Series 2001 (AMT),
     Electro-Chemical Finishing
     Project (JPMorgan Chase Bank
     LOC),
     3.50%, 4/10/06                     $3,800           $3,800
   Michigan State Strategic Fund
     VRDB, Series 2001 (AMT), Mold
     Masters Co. Project (JPMorgan
     Chase Bank LOC),
     3.50%, 4/10/06                      3,800            3,800
   Michigan State Strategic Fund
     VRDB, Series 2001 (AMT),
     Plymouth Packaging Project
     (Comerica Bank LOC),
     3.34%, 4/10/06                      2,945            2,945
   Michigan State Strategic Fund
     VRDB, Series 2002 (AMT),
     Pioneer Labs, Inc. Project
     (JPMorgan Chase Bank LOC),
     3.25%, 4/10/06                      1,200            1,200
   Michigan State Strategic Fund
     VRDB (AMT), Serta Restokraft
     Mattress Co. Project
     (Comerica Bank LOC),
     3.34%, 4/10/06                      3,565            3,565
   Oakland County Economic
     Development Corp. VRDB,
     Series 1998 (AMT), Richard
     Tool & Die Corp. Project
     (Comerica Bank LOC),
     3.34%, 4/10/06                      3,885            3,885
   Oakland County Economic
     Development Corp. VRDB,
     Series 2004 (AMT), General
     Mill Supply (LaSalle Bank
     N.A. LOC),
     3.34%, 4/10/06                      4,740            4,740
   Wayne Charter County VRDB,
     Series 2001, University of
     Detroit Jesuit Project
     (Allied Irish Bank LOC),
     3.20%, 4/10/06                     13,825           13,825
  -------------------------------------------------------------
                                                        145,087
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MINNESOTA - 4.1%
   Austin Housing and
     Redevelopment Authority
     Revenue Bonds, Series 2004A,
     Cedars of Austin Project
     (LaSalle Bank N.A. LOC),
     3.30%, 4/10/06                     $4,320           $4,320
   Becker Tax Increment, Series
     1994D (AMT), Piper Jaffray
     Funding LLC Trust
     Certificates Series 2004F
     (MBIA Insured), (1)
     3.27%, 4/10/06                      9,995            9,995
   Dakota County Community
     Development Authority VRDB,
     Series 2003 (AMT), Brentwood
     Hills Apartments Project
     (LaSalle Bank N.A. LOC),
     3.28%, 4/3/06                       5,000            5,000
   Dakota County Community
     Development Authority VRDB,
     Series 2005 (AMT), Tuscany
     Apartments Project (Rabobank
     Group GIC),
     3.62%, 4/6/06                      18,360           18,360
   Dakota County Community
     Development Authority VRDB
     (AMT), View Pointe Apartments
     Project (LaSalle Bank N.A.
     LOC),
     3.27%, 4/10/06                      4,000            4,000
   Duluth EDA Healthcare
     Facilities VRDB, Series 1997,
     Miller-Dwan Medical Center
     Project
     (U.S. Bank N.A. LOC),
     3.23%, 4/3/06                       6,850            6,850
   Eden Prairie VRDB, Series 2003
     (AMT), Eden Prairie Leased
     Housing Association Project
     (LaSalle Bank N.A. LOC),
     3.27%, 4/10/06                     11,500           11,500
   Little Canada Bond
     Securitization Trust, Series
     2004S1 (AMT), Class A Trust
     Certificates (LaSalle Bank
     N.A. LOC),  (1)
     3.37%, 4/10/06                      3,600            3,600
   Mankato Multifamily Housing
     VRDB, Series 1997, Highland
     Hills Project (LaSalle Bank
     N.A. LOC),
     3.23%, 4/3/06                       1,100            1,100

See Notes to the Financial Statements.

MONEY MARKET FUNDS    48      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MINNESOTA - 4.1% - (CONTINUED)
   Maple Grove Economic
     Development Revenue Bonds,
     Series 2004, Heritage
     Christian Academy (U.S. Bank
     N.A. LOC),
     3.17%, 4/10/06                     $6,500           $6,500
   Minneapolis Multifamily Housing
     VRDB, Series 2002 (AMT),
     Second Street Acquisition
     Project (LaSalle Bank N.A.
     LOC),
     3.30%, 4/10/06                      2,780            2,780
   Minneapolis VRDB, Series 2000,
     People Serving People Project
     (U.S. Bank N.A. LOC),
     3.23%, 4/3/06                       2,025            2,025
   Minnesota Bond Securitization
     Trust Class A Certificates,
     Series 2005A (AMT) (LaSalle
     Bank N.A. LOC), (1)
     3.37%, 4/10/06                      8,245            8,245
   Minnesota Health Care System
     Revenue Bonds, Fairview
     Health Project, Series 2005B
     (AMBAC Insured),
     3.18%, 4/10/06                     38,100           38,100
   Minnesota Housing Finance
     Agency Residential Housing
     Finance Notes,
     3.30%, 12/4/06                     25,000           25,000
   Minnesota Housing Finance
     Agency Residential Housing
     Revenue Bonds, Series 2004G,
     3.21%, 4/10/06                     11,815           11,815
   Minnesota Water PCR Bonds,
     Series 2002A, Wachovia
     MERLOTS Series 2003-B06, (1)
     3.21%, 4/10/06                      9,975            9,975
   Northfield Multifamily Housing
     Revenue Bonds, Series 2003A
     (AMT), Summerfield
     Investments LLC (LaSalle Bank
     N.A. LOC),
     3.30%, 4/10/06                      3,715            3,715
   Oakdale Bond Securitization
     Trust Series 2004S2 (AMT),
     Class A Trust Certificates
     (LaSalle Bank N.A. LOC), (1)
     3.37%, 4/10/06                      3,620            3,620

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MINNESOTA - 4.1% - (CONTINUED)
   Ramsey County Housing &
     Redevelopment Authority VRDB,
     Series 2003A (AMT), Gateway
     Apartments Partnership
     Project (LaSalle Bank N.A.
     LOC),
     3.27%, 4/10/06                    $19,000          $19,000
   Ramsey County Housing &
     Redevelopment Authority VRDB
     (AMT), St. Paul Leased
     Housing Association (LaSalle
     Bank N.A. LOC),
     Series 2002,
     3.27%, 4/10/06                      6,950            6,950
     Series 2003,
     3.27%, 4/10/06                      2,900            2,900
   Robbinsdale Multifamily Housing
     Revenue Bonds, Series 2004A
     (AMT), Copperfield (LaSalle
     Bank N.A. LOC),
     3.30%, 4/10/06                      2,545            2,545
   St. Anthony Multifamily Housing
     Revenue Bonds, Series 2004
     (AMT), Landings at Silver
     Lake Village Project (LaSalle
     Bank N.A. LOC),
     3.27%, 4/10/06                     10,000           10,000
   St. Paul Housing and
     Redevelopment Authority VRDB,
     Series 2004 (AMT),
     Bridgecreek Senior Place
     (LaSalle Bank N.A. LOC),
     3.30%, 4/10/06                      7,750            7,750
   St. Paul Housing and
     Redevelopment Authority VRDB,
     Series 2005 (AMT), St. Paul
     Leased Housing Association
     Project (LaSalle Bank N.A.
     LOC),
     3.27%, 4/10/06                      2,595            2,595
   Winona Port Authority IDR VRDB,
     Series 2001A (AMT), Bay State
     Milling Co. Project (Harris
     N.A. LOC),
     3.30%, 4/10/06                        795              795
  -------------------------------------------------------------
                                                        229,035
  -------------------------------------------------------------

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   49     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MISSISSIPPI - 1.3%
   Jackson Redevelopment Authority
     Revenue Bonds, Jackson
     Medical Mall Foundation
     Project (JPMorgan Chase Bank
     LOC),
     3.22%, 4/10/06                     $4,015           $4,015
   Mississippi Business Finance
     Corp. IDR Bonds, Series 2001
     (AMT), H. M. Richards, Inc.
     Project (Amsouth Bank
     Birmingham LOC),
     3.28%, 4/10/06                      2,050            2,050
   Mississippi Business Finance
     Corp. IDR Bonds, Series 2002
     (AMT), Howard Industries
     Project (Amsouth Bank
     Birmingham LOC),
     3.28%, 4/10/06                      1,980            1,980
   Mississippi Business Finance
     Corp. Solid Waste Disposal
     Revenue Bonds, Series 2003
     (AMT), Waste Management, Inc.
     Project (Bank of America N.A.
     LOC),
     3.23%, 4/10/06                      5,000            5,000
   Mississippi Development Bank CP
     (BNP Paribas LOC),
     3.11%, 7/28/06                     13,000           13,000
   Mississippi Development Bank
     Obligation Bonds, Series 04,
     ABN AMRO Munitops Certificate
     Trust 2004-40 (FSA Corp.
     Insured), (1)
     3.21%, 4/10/06                     19,995           19,995
   Mississippi Home Corp.
     Multifamily Housing Revenue
     Bonds, Series 1999D-2 (AMT),
     Summer Park Apartments
     Project (Wachovia Bank N.A.
     LOC),
     3.28%, 4/10/06                        650              650
   Mississippi Home Corp.
     Multifamily Housing Revenue
     Bonds, Series 2001-2 (AMT),
     Chapel Ridge Apartments
     (Regions Bank LOC),
     3.25%, 4/10/06                      6,300            6,300
   Mississippi Home Corp.
     Multifamily Housing VRDB,
     Series 2001-4 (AMT), Highland
     Park Apartments Project
     (Wachovia Bank N.A. LOC),
     3.28%, 4/10/06                      7,500            7,500

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MISSISSIPPI - 1.3% - (CONTINUED)
   Mississippi Home Corp. SFM
     Revenue Bonds (AMT), Merrill
     Lynch P-Floats 3244 (GNMA
     Gtd.),
     3.25%, 4/10/06                     $4,875           $4,875
   Mississippi Home Corp. Single
     Family Revenue Bonds (AMT),
     Wachovia TOB Series 2001A8
     (Mississippi Home Corp.
     Insured), (1)
     3.26%, 4/10/06                      7,955            7,955
  -------------------------------------------------------------
                                                         73,320
  -------------------------------------------------------------
  MISSOURI - 1.7%
   Blue Springs IDA VRDB (AMT),
     Autumn Place Apartments
     Project (FNMA Gtd.),
     3.23%, 4/10/06                      5,500            5,500
   Chesterfield IDA Educational
     Facilities Revenue Bonds,
     Series 2003, Gateway Academy,
     Inc. Project (U.S. Bank N.A.
     LOC),
     3.23%, 4/3/06                       5,100            5,100
   Missouri Development Finance
     Board Cultural Facilities
     VRDB, Series 2001B, Nelson
     Gallery Project (MBIA
     Insured),
     3.16%, 4/3/06                       3,800            3,800
   Missouri Development Finance
     Board Lease Revenue Bonds,
     Series 2003, Missouri
     Association Municipal
     Utilities (U.S. Bank N.A.
     LOC),
     3.23%, 4/3/06                      12,220           12,220
   Missouri Health & Educational
     Facilities VRDB, Series
     2002A, Christian Brothers
     (U.S. Bank N.A. LOC),
     3.21%, 4/3/06                         900              900
   Missouri State Development
     Finance Board Infrastructure
     Facilities VRDB, Series
     2000C, St. Louis Convention
     Center
     (U.S. Bank N.A. LOC),
     3.23%, 4/3/06                       8,100            8,100
   Missouri State Health &
     Educational Authority Revenue
     Bonds, Series 2000, Lutheran
     Senior Services (U.S. Bank
     N.A. LOC),
     3.19%, 4/10/06                     18,425           18,425

See Notes to the Financial Statements.

MONEY MARKET FUNDS    50      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MISSOURI - 1.7% - (CONTINUED)
   Missouri State Health &
     Educational Authority Revenue
     Bonds, Series 2001B, Bethesda
     Health Group (U.S. Bank N.A.
     LOC),
     3.23%, 4/3/06                      $3,515           $3,515
   Missouri State Health &
     Educational Facilities
     Authority VRDB, Series C-4,
     SSM Health Project (FSA Corp.
     Insured),
     3.16%, 4/10/06                     21,400           21,400
   St. Charles County IDA VRDB,
     Series 2004 (AMT), Peine
     Lakes Apartments (Wachovia
     Bank N.A. LOC),
     3.23%, 4/10/06                      2,150            2,150
   St. Louis County IDA VRDB,
     Series 1995 (AMT), Whispering
     Lakes Apartment Project (FNMA
     LOC),
     3.27%, 4/10/06                      7,435            7,435
   St. Louis County IDA VRDB,
     Series 1996-B, Friendship
     Village South County Project
     (LaSalle Bank N.A. LOC),
     3.18%, 4/10/06                      4,725            4,725
   St. Louis County IDA VRDB,
     Series 1997 (AMT), Black
     Forest Apartments Project
     (FNMA LOC),
     3.27%, 4/10/06                      4,000            4,000
   University of Missouri VRDB,
     Curators of the University,
     Series 2002A,
     3.16%, 4/3/06                         800              800
  -------------------------------------------------------------
                                                         98,070
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  NEBRASKA - 0.2%
   Douglas County School District
     G.O. Bonds, Series 2003,
     Citigroup ROCS RR-II-R Series
     4058, (1)
     3.21%, 4/10/06                     $2,390           $2,390
   Omaha Convention Center and
     Arena, Citigroup Eagle Trust
     Series 20040009, (1)
     3.21%, 4/10/06                      8,000            8,000
   York County IDR Bonds, Series
     1998 (AMT), EPCO
     Carbondioxide, Inc. Project
     (Regions Bank LOC),
     3.28%, 4/10/06                      1,400            1,400
  -------------------------------------------------------------
                                                         11,790
  -------------------------------------------------------------
  NEVADA - 0.7%
   Clark County Economic
     Development VRDB, Bishop
     Gorman High School Project
     (Allied Irish Bank LOC),
     3.18%, 4/10/06                     14,800           14,800
   Clark County IDA VRDB, Series
     2003A (AMT), Southwest Gas
     Corp. Project (Bank of
     America N.A. LOC),
     3.26%, 4/10/06                     12,250           12,250
   Clark County Revenue Refunding
     Bonds, Series 1993A Airport
     Improvement System (MBIA
     Insured),
     3.17%, 4/10/06                      8,800            8,800
   Director of the State of Nevada
     Department VRDB, Series 1998A
     (AMT), 575 Mill Street LLC
     Project (KeyBank N.A. LOC),
     3.28%, 4/10/06                      3,195            3,195
   Nevada State Municipal Bonds,
     Series 1997SGB31 (FGIC
     Insured), (1)
     3.21%, 4/10/06                      1,900            1,900
  -------------------------------------------------------------
                                                         40,945
  -------------------------------------------------------------

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   51     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  NEW HAMPSHIRE - 0.6%
   New Hampshire Business Finance
     Authority Solid Waste
     Disposal Revenue Bonds (AMT),
     Lonza Biologics, Inc. Project
     (Deutsche Bank LOC),
     3.27%, 4/10/06                    $25,000          $25,000
   New Hampshire Health &
     Educational Facilities
     Authority Revenue Bonds,
     Bishop Guertin High School
     (Allied Irish Bank LOC),
     3.25%, 4/10/06                      6,060            6,060
   New Hampshire Health &
     Educational Facilities VRDB,
     New Hampshire Medical Center
     (Bank of America N.A. LOC),
     3.25%, 4/10/06                      1,475            1,475
  -------------------------------------------------------------
                                                         32,535
  -------------------------------------------------------------
  NEW MEXICO - 0.6%
   New Mexico Educational
     Assistance Foundation Revenue
     Bonds, Series 2001A-3 (AMT),
     Wachovia MERLOTS Series
     2002-A26, (1)
     3.26%, 4/10/06                      9,100            9,100
   New Mexico Mortgage Finance
     Authority Revenue Bonds,
     Series 2005 (AMT), SFM
     Project (General Electric
     Capital Corp. GIC),
     4.63%, 4/3/06                      26,404           26,404
  -------------------------------------------------------------
                                                         35,504
  -------------------------------------------------------------
  NEW YORK - 0.2%
   Newburgh IDA Boulevard Housing
     Project Revenue Bonds (AMT),
     Merrill Lynch P-Floats
     PT-2504 (Merrill Lynch & Co.,
     Inc. Gtd.), (1)
     3.30%, 4/10/06                      3,140            3,140
   Onondaga County Industrial
     Development Agency VRDB,
     Series 2005, Syracuse Resh
     Corp. Project (Manufacturers
     and Traders Trust Co. LOC),
     3.22%, 4/10/06                      7,835            7,835
  -------------------------------------------------------------
                                                         10,975
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  NORTH CAROLINA - 1.5%
   Charlotte Water & Sewer System
     CP,
     2.90%, 6/6/06                      $9,100           $9,100
     3.21%, 8/1/06                      14,800           14,800
   North Carolina Capital
     Facilities Finance Agency
     Revenue Bonds, Duke
     University, Citigroup Eagle
     2006-12, (1)
     3.21%, 4/10/06                     12,000           12,000
   North Carolina Capital
     Facilities Finance Agency
     VRDB, Series 2004 (AMT),
     Repair Services, Inc. Project
     (SunTrust Bank LOC),
     3.23%, 4/3/06                       4,250            4,250
   North Carolina Medical Care,
     Wachovia MERLOTS Series 2001-
     A39 (GNMA Gtd.), (1)
     3.21%, 4/10/06                      5,560            5,560
   Sampson County Industrial
     Facilities Pollution Control
     Financing Revenue Bonds,
     Series 2003, Sampson County
     Disposal LLC Project
     (Wachovia Bank N.A. LOC),
     3.23%, 4/10/06                      3,500            3,500
   Union County IDR Bonds, Series
     2000 (AMT), C & M Number 1
     Investment Partnership
     Project (Bank of America N.A.
     LOC),
     3.23%, 4/10/06                      1,600            1,600
   University of North Carolina
     Revenue Bonds, Citigroup
     Eagle Trust 720053014 Class
     2005A, (1)
     3.21%, 4/10/06                     20,000           20,000
   Wake County Public Improvement
     Bonds, Series 2003B,
     4.00%, 4/3/06                      13,000           13,001
  -------------------------------------------------------------
                                                         83,811
  -------------------------------------------------------------
  NORTH DAKOTA - 0.1%
   Ward County Health Care
     Facilities Revenue Bonds,
     Series 2002A,Trinity
     Obligation Group (U.S. Bank
     N.A. LOC),
     3.23%, 4/3/06                       4,080            4,080
  -------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET FUNDS    52      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  OHIO - 0.7%
   Cincinnati Water System Revenue
     Bonds, Series 2003, Smith
     Barney ROCS II-R-212 (FSA
     Corp. Insured), (1)
     3.21%, 4/10/06                     $7,000           $7,000
   Clinton County Hospital Revenue
     VRDB, Series 2003A1, HB
     Magruder Memorial Hospital
     Project (Fifth Third Bank
     LOC),
     3.26%, 4/10/06                      5,515            5,515
   Clinton County Hospital Revenue
     VRDB, Series 2003D, Kettering
     Medical Center Osteopathic
     Service (Fifth Third Bank
     LOC),
     3.18%, 4/10/06                      1,600            1,600
   Franklin County Hospital
     Revenue Bonds, Smith Barney
     ROCS Series 2001 II-R-55
     (U.S. Treasuries
     Escrowed), (1)
     3.21%, 4/10/06                     10,245           10,245
   Ohio State G.O. Bonds,
     Citigroup ROCS Series
     RR-II-R-4037, (1)
     3.21%, 4/10/06                      7,575            7,575
   Ohio State Solid Waste VRDB,
     Series 99 (AMT), BP
     Exploration & Oil Project
     (BP PLC Gtd.),
     3.24%, 4/3/06                       2,500            2,500
   State of Ohio PCR Bonds, Series
     2001 (AMT), Ross Incineration
     Services Project (JPMorgan
     Chase Bank LOC),
     3.65%, 4/10/06                        795              795
   Summit County IDR Bonds (AMT),
     Arch Aluminum & Glass Co.,
     Inc. (Comerica Bank LOC),
     3.34%, 4/10/06                      4,000            4,000
   Warren County IDR Bonds, Series
     2000 (AMT), PAC Manufacturing
     Project (Bank of America N.A.
     LOC),
     3.28%, 4/3/06                       1,155            1,155
  -------------------------------------------------------------
                                                         40,385
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  OKLAHOMA - 1.3%
   Edmond EDA Student Housing
     Revenue VRDB, Series 2001A
     (Wachovia Bank N.A. LOC),
     3.20%, 4/10/06                     $2,200           $2,200
   Garfield County Industrial
     Authority Revenue Bonds,
     Series A, Oklahoma Gas and
     Electric Co. Project
     (Oklahoma Gas and Electric
     Co. Gtd.),
     3.34%, 4/10/06                     22,300           22,300
   Oklahoma Development Finance
     Authority VRDB, Series 2002C,
     Continuing Care Community
     (KBC Bank LOC),
     3.23%, 4/3/06                         885              885
   Oklahoma Housing Finance Agency
     Single Family Revenue Bonds
     (AMT), Mortgage Draw Down
     (General Electric Capital
     Corp. GIC),
     4.10%, 4/10/06                     29,414           29,414
   Tulsa Airports Improvement
     Variable Rate Certificates
     (MBIA Insured), (1)
     Series B1 (AMT),
     3.37%, 4/10/06                      4,735            4,735
     Series B2,
     3.32%, 4/10/06                     14,190           14,190
  -------------------------------------------------------------
                                                         73,724
  -------------------------------------------------------------
  OREGON - 2.3%
   Clackamas County Hospital
     Facility Authority VRDB,
     Willamette Series A-1 (Bank
     of New York LOC),
     3.17%, 4/10/06                      9,000            9,000
   Oregon Economic Development
     Revenue VRDB, Series 176
     (AMT), Cascade Steel Rolling
     Mills Project (Wells Fargo
     Bank N.A. LOC),
     3.29%, 4/10/06                      7,700            7,700
   Oregon Health, Housing,
     Educational & Cultural
     Facilities Authority VRDB,
     Series 95A, Evangelical
     Lutheran Good Samaritan
     (U.S. Bank N.A. LOC),
     3.22%, 4/10/06                      2,950            2,950

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   53     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  OREGON - 2.3% - (CONTINUED)
   Oregon State Facilities
     Authority VRDB, Series 2002A,
     Hazelden Springbrook Project
     (Allied Irish Bank LOC),
     3.20%, 4/10/06                     $3,700           $3,700
   Oregon State Facilities
     Authority VRDB, Series 2005A,
     Quatama Crossing Project
     (FNMA LOC),
     3.18%, 4/10/06                     19,780           19,780
   Oregon State Homeowner Revenue
     Bonds (AMT), Merrill Lynch
     P-Floats MT-228 (General
     Electric Capital Corp.
     Gtd.), (1)
     3.26%, 4/10/06                     52,765           52,765
   Oregon State Housing &
     Community Services Mortgage
     Department VRDB, Series 2004C
     (AMT), SFM Program,
     3.24%, 4/10/06                      9,000            9,000
   State of Oregon Revenue Bonds,
     Series 181 (AMT), Oregon
     Metal Slitters, Inc. (KeyBank
     N.A. LOC),
     3.25%, 4/10/06                      5,825            5,825
   Washington County Multifamily
     Housing Revenue Bonds, Series
     1995 (AMT), Cedar Mills
     Project (Manufacturers and
     Traders Trust Co. LOC),
     3.31%, 4/10/06                     15,500           15,500
  -------------------------------------------------------------
                                                        126,220
  -------------------------------------------------------------
  PENNSYLVANIA - 2.7%
   Beaver County IDA Environmental
     Improvement Revenue Bonds,
     Series 1997 (AMT), BASF Corp.
     Project (BASF Corp. Gtd.),
     3.31%, 4/3/06                      10,800           10,800
   Cumberland County Municipal
     Authority Revenue Bonds,
     Series 2002C, Wesley
     Affiliated Services Project
     (Lloyds TSB Bank LOC),
     3.17%, 4/10/06                      5,600            5,600

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  PENNSYLVANIA - 2.7% - (CONTINUED)
   Emmaus General Authority Bond
     Pool Program, Local
     Government Revenue Bonds
     (Depfa Bank PLC LOC),
     Series 1989D-24,
     3.20%, 4/10/06                    $10,000          $10,000
     Series 1989D-25,
     3.20%, 4/10/06                     10,000           10,000
     Series 1989F-22,
     3.20%, 4/10/06                     24,900           24,900
     Series 1989H-20,
     3.20%, 4/10/06                     14,900           14,900
   Pennsylvania Higher Education
     Assistance Agency Revenue
     Bonds, Student Loan Revenue
     Bonds, Series A (AMT) (AMBAC
     Insured),
     3.22%, 4/10/06                     18,400           18,400
   Pennsylvania Intergovernmental
     Cooperative Authority Special
     Tax Revenue Refunding Bonds,
     Series 2003, Philadelphia
     Funding Program (AMBAC
     Insured),
     3.19%, 4/10/06                     46,230           46,230
   Westmoreland County IDA VRDB,
     Series C, Retirement Redstone
     (Royal Bank of Scotland PLC
     LOC),
     3.18%, 4/10/06                     13,000           13,000
  -------------------------------------------------------------
                                                        153,830
  -------------------------------------------------------------
  SOUTH CAROLINA - 0.9%
   Cherokee County IDR VRDB,
     Series 1989 (AMT), Oshkosh
     Truck Corp. Project (Bank of
     America N.A. LOC),
     3.30%, 4/10/06                      5,600            5,600
   Medical University Hospital
     Authority Revenue Bonds,
     Series 2005A-5, Austin
     Variable Certificates (MBIA
     Insured), (1)
     3.22%, 4/10/06                     12,230           12,230
   North Charleston Housing
     Authority Multifamily Housing
     Revenue Bonds (AMT), Horizon
     Village Project (Bank of
     America N.A. LOC),
     3.23%, 4/10/06                      6,075            6,075

See Notes to the Financial Statements.

MONEY MARKET FUNDS    54      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  SOUTH CAROLINA - 0.9% - (CONTINUED)
   Oconee County Pollution Center
     Revenue VRDB, Series 1993,
     Duke Energy Corp. (SunTrust
     Bank LOC),
     3.18%, 4/10/06                    $22,000          $22,000
   South Carolina Jobs EDA Revenue
     VRDB, Series 2000 (AMT),
     Concept Packaging Group
     Project (Bank of America N.A.
     LOC),
     3.28%, 4/10/06                        700              700
   South Carolina Jobs EDA Revenue
     VRDB, Series 2001 (AMT),
     Pharmaceutical Associates
     Project (Wachovia Bank N.A.
     LOC),
     3.28%, 4/10/06                      2,550            2,550
   South Carolina Jobs EDA Revenue
     VRDB, Series 2002A, Wuref
     Development Project (Wachovia
     Bank N.A. LOC),
     3.18%, 4/10/06                      4,200            4,200
  -------------------------------------------------------------
                                                         53,355
  -------------------------------------------------------------
  SOUTH DAKOTA - 0.1%
   South Dakota Economic
     Development Finance Authority
     Revenue VRDB, Series 1996
     (AMT), Hastings Filters, Inc.
     Project (Fifth Third Bank
     LOC),
     3.30%, 4/10/06                      6,210            6,210
  -------------------------------------------------------------
  TENNESSEE - 3.4%
   Blount County Public Building
     Authority VRDB, Local
     Government Public Improvement
     Bonds (AMBAC Insured), Series
     2004A-9-A,
     3.19%, 4/3/06                       5,325            5,325
     Series 2004A-9-B,
     3.19%, 4/3/06                         700              700
   Blount County Public Building
     Authority VRDB, Series A-2-G,
     Local Public Improvement
     Bonds (AMBAC Insured),
     3.19%, 4/3/06                       1,360            1,360
   Chattanooga IDB Lease Rent
     Revenue Bonds, Citicorp Eagle
     Trust Series 20004202 (AMBAC
     Insured), (1)
     3.21%, 4/10/06                      6,000            6,000

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  TENNESSEE - 3.4% - (CONTINUED)
   Jackson City IDB Waste
     Facilities Revenue Bonds,
     Series 1995 (AMT), Florida
     Steel Corp. Project (Bank of
     America N.A. LOC),
     3.23%, 4/10/06                     $6,000           $6,000
   Knox County Health, Educational
     and Housing Facilities
     Revenue Bonds, Series 2000,
     Volunteer Student Housing
     Project (Allied Irish Bank
     LOC),
     3.18%, 4/10/06                     19,945           19,945
   Loudon IDR VRDB, Series 2002
     (AMT), Continental Carbonic
     Products (JPMorgan Chase Bank
     LOC),
     3.50%, 4/10/06                      2,900            2,900
   Memphis-Shelby County Airport
     Authority, Series 1999C
     (AMT), Wachovia MERLOTS
     (AMBAC Insured), (1)
     3.26%, 4/10/06                     14,815           14,815
   Metropolitan Government
     Nashville and Davidson
     Counties Electric Revenue
     Bonds, Citicorp Eagle Trust
     Series 984201, (1)
     3.21%, 4/10/06                     13,705           13,705
   Metropolitan Government
     Nashville and Davidson
     Counties Revenue Bonds,
     Series 2001B1,
     2.85%, 8/1/06                       5,000            5,000
   Metropolitan Nashville Airport
     Authority Revenue Bonds,
     Series 2003 (AMT), Passenger
     Facility Charge (SunTrust
     Bank LOC),
     3.23%, 4/10/06                      6,425            6,425
   Metropolitan Nashville &
     Nashville Health and
     Educational Service VRDB,
     Series 1996A, Adventist
     Health System (SunTrust Bank
     LOC),
     3.17%, 4/10/06                      3,960            3,960
   Nashville & Davidson Counties
     Housing Revenue Bonds, Series
     1995A (AMT), Old Hickory
     Towers Project (Wachovia Bank
     N.A. LOC),
     3.28%, 4/10/06                      3,596            3,596

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   55     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  TENNESSEE - 3.4% - (CONTINUED)
   Rutherford County IDB VRDB,
     Series 1999A (AMT), Tennessee
     Farmers Co-Op Project
     (Amsouth Bank Birmingham
     LOC),
     3.27%, 4/10/06                     $2,110           $2,110
   Sevier County Public Building
     Authority, Local Government
     Improvement Revenue Bonds
     (FSA Corp. Insured),
     Series 1999 IV-A-2,
     3.19%, 4/3/06                       4,600            4,600
     Series 2000 IV-B-8,
     3.19%, 4/3/06                         430              430
     Series 2000 IV-C1,
     3.19%, 4/3/06                       1,700            1,700
   Sevier County Public Building
     Authority, Local Government
     Public Improvement Revenue
     Bonds (AMBAC Insured),
     Series 2000 IV-D-1,
     3.19%, 4/3/06                       7,225            7,225
     Series 2000 IV-F-1,
     3.19%, 4/3/06                       2,505            2,505
   Shelby County Health,
     Educational and Housing
     Facilities Board VRDB,
     Memphis University School
     Project (SunTrust Bank LOC),
     3.20%, 4/10/06                      4,400            4,400
   Shelby County Health,
     Educational and Housing
     Facilities Board VRDB, Series
     2001, Youth Villages (Allied
     Irish Bank LOC),
     3.21%, 4/10/06                      2,000            2,000
   Sullivan County Health and
     Educational and Housing
     Facilities Board Revenue
     Bonds, Wellmont Health
     Systems Project (Bank of
     America N.A. LOC),
     3.17%, 4/10/06                     18,120           18,120
   Tennessee Housing Development
     Agency Revenue Bonds (AMT),
     Clipper Tax-Exempt Series
     2005-10, (1)
     3.26%, 4/10/06                     46,775           46,775

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  TENNESSEE - 3.4% - (CONTINUED)
   Volunteer Student Funding Corp.
     Student Loan Revenue Bonds,
     Series 1988 A-1 A-2 (AMT)
     (State Street Bank & Trust
     LOC),
     3.22%, 4/10/06                     $7,600           $7,600
   Wilson County IDB VRDB, Series
     1995 (AMT), Perma Pipe, Inc.
     Project (Bank of America N.A.
     LOC),
     3.30%, 4/10/06                      3,050            3,050
  -------------------------------------------------------------
                                                        190,246
  -------------------------------------------------------------
  TEXAS - 16.4%
   Aldine Independent School
     District G.O. Refunding
     Bonds, Series 1997, Soc Gen
     Municipal Trust Receipts
     SGB29 (PSF of Texas
     Gtd.), (1)
     3.21%, 4/10/06                      8,950            8,950
   Bastrop Independent School
     District G.O., Series 1997,
     Soc Gen Municipal Securities
     Trust Receipts Series SGB37
     (PSF of Texas Gtd.), (1)
     3.21%, 4/10/06                     18,870           18,870
   Bexar County Housing Finance
     Corp. VRDB, Series 2004
     (AMT), Rosemont at Acme
     Apartments Project (Wachovia
     Bank N.A. LOC),
     3.23%, 4/10/06                      6,750            6,750
   Bexar County Revenue Bonds,
     Series 2001-3, State Street
     Clipper Trust (MBIA
     Insured), (1) (2)
     3.45%, 9/7/06                      11,980           11,980
   Board of Regents University of
     Texas Revenue Financing
     System CP, Notes 2002,
     3.40%, 6/1/06                      19,700           19,700
   Brazos River Harbor District
     Revenue Bonds, Series 1996
     (AMT), BASF Corp. Project
     (BASF Corp. Gtd.),
     3.31%, 4/3/06                      25,000           25,000
   Brazos River Harbor Naval
     District VRDB, Series 2002
     (AMT), BASF Corp. Project
     (BASF Corp. Gtd.),
     3.30%, 4/10/06                      5,000            5,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS    56      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  TEXAS - 16.4% - (CONTINUED)
   Brazos River Texas PCR Bonds,
     Series 2001D-1 (AMT), TXU
     Electric Co. Project
     (Wachovia Corp. LOC),
     3.22%, 4/10/06                    $30,800          $30,800
   Calhoun County Navigation
     District Revenue Bonds,
     Formosa Plastics Corp. (Bank
     of America N.A. LOC),
     3.24%, 4/10/06                     21,900           21,900
   Calhoun County Navigation
     District VRDB, Series 2004
     (AMT), Formosa Plastic Corp.
     (Wachovia Bank N.A. LOC),
     3.23%, 4/10/06                      6,890            6,890
   Comal Independent School
     District, ABN AMRO Munitops
     Certificate Trust Series
     1999-9, (1)
     3.20%, 4/10/06                      1,800            1,800
   Cypress-Fairbanks Independent
     School District, Citicorp
     Eagle Trust, Series 20004304
     (PSF of Texas Gtd.), (1)
     3.21%, 4/10/06                      7,640            7,640
   Dallas Fort Worth Airport
     Revenue Bonds, Series 1999
     (AMT), Flight Safety Project
     (OBH, Inc. Gtd.),
     3.21%, 4/10/06                     10,000           10,000
   Dallas Fort Worth Regional
     Airport Revenue Refunding
     Bonds, Series 1995, Soc Gen
     Municipal Trust SGB5 (FGIC
     Insured), (1)
     3.21%, 4/10/06                     11,310           11,310
   Denton Independent School
     District Variable Rate
     Certificates, Series 2004C,
     Piper Jaffray Funding LLC
     (PSF of Texas Gtd.), (1)
     3.23%, 4/10/06                     12,705           12,705
   El Paso City Housing Financing
     Corp. Housing Revenue Bonds,
     Series 1993 (AMT), Viva
     Apartments Project (Bank of
     America N.A. LOC), (1)
     3.27%, 4/10/06                     11,685           11,685
   El Paso Housing Finance Corp.
     Variable Certificates, Series
     2001E, SFM Revenue, (1)
     3.25%, 4/10/06                      8,760            8,760

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  TEXAS - 16.4% - (CONTINUED)
   Gulf Coast Waste Disposal
     Authority Revenue Bonds,
     Series 1999 (AMT), Air
     Products & Chemicals Project
     (Air Products & Chemicals
     Gtd.),
     3.26%, 4/10/06                     $7,000           $7,000
   Gulf Coast Waste Disposal
     Authority Revenue Bonds,
     Series 2001 (AMT), American
     Acrylic Project (JPMorgan
     Chase Bank LOC),
     3.25%, 4/10/06                     25,000           25,000
   Gulf Coast Waste Disposal
     Authority Revenue Bonds,
     Series 2004A (AMT), Waste
     Management Project (JPMorgan
     Chase Bank LOC),
     3.23%, 4/10/06                      4,500            4,500
   Haltom Industrial Development
     Corp. Revenue Bonds, Series
     1995 (AMT), Molded Products
     Co. Project (Bank of America
     N.A. LOC),
     3.26%, 4/10/06                      2,000            2,000
   Harris County Development Corp.
     IDR Bonds, Series 2000 (AMT),
     North American Galvanizing
     (JPMorgan Chase Bank LOC),
     3.29%, 4/10/06                      3,225            3,225
   Harris County Health Facilities
     Development Corp. Refunding
     VRDB, Series 2005B, Methodist
     Hospital System Project,
     3.17%, 4/3/06                      45,000           45,000
   Harris County Health Facilities
     Development Corp. Revenue
     Bonds, Wachovia MERLOTS
     Series 2001-A87 (U.S.
     Treasuries Escrowed), (1)
     3.21%, 4/10/06                      2,810            2,810
   Harris County Health Facilities
     Development Corp. Revenue
     VRDB, Series A-2, Christus
     Health Project (AMBAC
     Insured),
     3.17%, 4/10/06                     20,000           20,000
   Harris County Industrial
     Development Corp. Solid Waste
     Disposal VRDB, Series 2004A
     (AMT), Deer Park Refining
     (Deer Park Refining Gtd.),
     3.21%, 4/3/06                      50,100           50,100

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   57     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  TEXAS - 16.4% - (CONTINUED)
   Houston Housing Finance Corp.
     Revenue Bonds, Series 2004
     (AMT), Mayfair Park
     Apartments (FNMA LOC),
     3.23%, 4/10/06                     $3,000           $3,000
   Houston Independent School
     District VRDB, Series 2004,
     Schoolhouse Project (PSF of
     Texas Gtd.),
     2.77%, 6/14/06                     14,000           14,000
   Houston TRANS, Series A,
     4.00%, 6/30/06                     20,000           20,020
   Irving Independent School
     District VRDB, Series 2004A
     (PSF of Texas Gtd.),
     2.85%, 8/1/06                      15,000           15,000
   Keller Independent School
     District, Series 2001-26, ABN
     AMRO Munitops Certificate
     Trust, (1)
     3.22%, 4/10/06                      6,350            6,350
   La Marque Independent School
     District G.O., Series 2003,
     Smith Barney ROCS 1058 (PSF
     of Texas Gtd.), (1)
     3.21%, 4/10/06                      8,105            8,105
   Leander Independent School
     District G.O., ABN AMRO
     Munitops Certificate Trust
     Series 2002-16 (PSF of Texas
     Gtd.), (1)
     3.22%, 4/10/06                      5,500            5,500
   Lower Neches Valley Authority
     Industrial Development Corp.
     VRDB, ExxonMobil Project
     (ExxonMobil Corp. Gtd.),
     Series 2001A,
     3.02%, 4/3/06                       1,200            1,200
     Series 2001B,
     3.16%, 4/3/06                       8,000            8,000
   Lufkin Health Facilities
     Development Corp. VRDB,
     Memorial Health Systems East
     Texas (Wachovia Bank N.A.
     LOC),
     3.18%, 4/3/06                       8,800            8,800

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  TEXAS - 16.4% - (CONTINUED)
   North Central Health Facilities
     Development Corp. Revenue
     VRDB, Series 98, Methodist
     Hospital Dallas Project
     (AMBAC Insured),
     3.35%, 7/7/06                      $7,000           $7,000
   Northside Independent School
     District School Building
     Bonds, Series 2002A, ABN AMRO
     Munitops Certificate Trust
     2003-28 (PSF of Texas
     Gtd.), (1)
     3.22%, 4/10/06                      9,870            9,870
   Nueces River Authority Water
     Supply, Eagle Trust Series
     97430, Corpus Christi Lake
     Project
     (FSA Corp. Insured), (1)
     3.21%, 4/10/06                     16,600           16,600
   Port Arthur Navigation District
     Industrial Development Corp.
     VRDB, Series 2002 (AMT), Air
     Products & Chemicals, Inc.
     (Air Products & Chemicals,
     Inc. Gtd.),
     3.26%, 4/10/06                     22,500           22,500
   Port Arthur Navigation District
     Revenue Bonds, Series 1998
     (AMT), BASF Corp. Project
     (BASF Corp. Gtd.),
     3.36%, 4/3/06                       5,000            5,000
   Richmond Higher Education Corp.
     VRDB, Series 2003A, Bayou
     University Project (AMBAC
     Insured),
     3.20%, 4/10/06                      3,800            3,800
   San Antonio Convention Center
     Hotel Financing Corp.
     Contract Revenue Bonds (AMT),
     Citigroup ROCS RR-II-R-363
     (AMBAC Insured), (1)
     3.25%, 4/10/06                      5,925            5,925
   San Antonio Convention Center
     Hotel Financing Corp.
     Contract Revenue Bonds (AMT),
     Citigroup ROCS RR-II-R-435
     (AMBAC Insured), (1)
     3.25%, 4/10/06                     43,225           43,225

See Notes to the Financial Statements.

MONEY MARKET FUNDS    58      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  TEXAS - 16.4% - (CONTINUED)
   San Antonio Empowerment Zone
     Development Corp. VRDB,
     Series 2005 (AMT), Drury
     Southwest Hotel Project (U.S.
     Bank N.A. LOC),
     3.23%, 4/10/06                     $5,475           $5,475
   San Antonio Independent School
     District G.O., Series 2001B,
     ABN AMRO Munitops Certificate
     Trust 2001-29 (PSF of Texas
     Gtd.), (1)
     3.22%, 4/10/06                     19,995           19,995
   San Antonio Multifamily Housing
     Revenue Bonds, Series 2002
     (AMT), Roaring Fork Series
     2002-10 (GNMA Gtd.), (1)
     3.32%, 4/10/06                      7,135            7,135
   State of Texas TRANS, Series
     2005,
     4.50%, 8/31/06                    234,235          235,528
   Tarrant County Health
     Facilities Development Corp.
     VRDB, Series 1996-A,
     Adventist Health System
     Sunbelt (SunTrust Bank LOC),
     3.17%, 4/10/06                      5,140            5,140
   Tarrant County Housing Finance
     Corp. Multifamily Revenue
     Bonds, Merrill Lynch P-Floats
     Series PT-473 (FHLMC
     Gtd.), (1) (2)
     3.50%, 2/15/07                      5,755            5,755
   Tarrant County Housing Finance
     Corp. Revenue Bonds, Merrill
     Lynch P-Floats Series 3169
     (AMT) (Merrill Lynch & Co.,
     Inc. Gtd.), (1)
     3.30%, 4/10/06                      7,120            7,120
   Tarrant County Housing Finance
     Corp. Revenue Bonds, Series
     2003, Gateway Arlington
     Apartments Project (FNMA
     Gtd.),
     3.18%, 4/10/06                      8,545            8,545
   Texas City Industrial
     Development Corp., Wachovia
     MERLOTS Series 2000-A34, Arco
     Pipeline Project (BP PLC
     Gtd.), (1)
     3.21%, 4/10/06                      3,890            3,890

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  TEXAS - 16.4% - (CONTINUED)
   Texas State Department of
     Housing and Community Affairs
     (AMT), Merrill Lynch P-Floats
     Series PT-1868, Hickory Trace
     Apartments Project (Merrill
     Lynch & Co., Inc. Gtd.), (1)
     3.30%, 4/10/06                     $3,815           $3,815
   Texas State Department of
     Housing and Community Affairs
     Residential Mortgage Revenue
     Bonds, Series B (AMT), State
     Street Clipper Trust
     2001-1, (1) (2)
     3.50%, 8/1/06                       7,659            7,659
   Texas State Department of
     Housing and Community Affairs
     Revenue Bonds (AMT), Merrill
     Lynch P-Floats Series
     PT-2507, Ironwood Crossing
     Apartments Project (Merrill
     Lynch & Co., Inc. Gtd.), (1)
     3.30%, 4/10/06                      7,500            7,500
   Texas State Department of
     Housing and Community Affairs
     VRDB, Series 2003, NHP
     Foundation, Asmara Project
     (FHLMC LOC),
     3.22%, 4/10/06                     12,665           12,665
   Texas University Revenue Bonds,
     Series 2003B, Wachovia
     MERLOTS Series 2003-B14, (1)
     3.21%, 4/10/06                      7,785            7,785
  -------------------------------------------------------------
                                                        921,277
  -------------------------------------------------------------
  UTAH - 2.1%
   Intermountain Power Agency
     Supply Revenue, Citicorp
     Eagle Trust CR-331
     (FSA Corp. Insured), (1)
     3.21%, 4/10/06                      4,800            4,800
   Murray City Hospital VRDB,
     Series C, IHC Health Services
     Project,
     3.22%, 4/10/06                     21,000           21,000
   Salt Lake City Special
     Facilities VRDB, Series 2000
     (AMT), Delta Air Lines, Inc.
     Project (General Electric
     Capital Corp. LOC),
     3.31%, 4/10/06                     23,510           23,510
   St. George Housing VRDB, OK
     Foundation Project (FNMA
     Gtd.),
     3.19%, 4/10/06                     25,240           25,240

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   59     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  UTAH - 2.1% - (CONTINUED)
   Utah Water Finance Agency
     Revenue VRDB (AMBAC Insured),
     Series 2002A2,
     3.21%, 4/10/06                     $1,900           $1,900
     Series 2002A5,
     3.21%, 4/10/06                      6,050            6,050
     Series 2003A7,
     3.21%, 4/10/06                      8,600            8,600
     Series 2004A9,
     3.21%, 4/10/06                     15,000           15,000
     Series 2005A13,
     3.20%, 4/10/06                     10,000           10,000
  -------------------------------------------------------------
                                                        116,100
  -------------------------------------------------------------
  VIRGINIA - 1.3%
   Alexandria IDA VRDB, Series
     2005, Institute of Defense
     (AMBAC Insured),
     3.21%, 4/10/06                     15,000           15,000
   Botetourt County IDA VRDB
     (AMT), Valley Forge Co.
     Project (Harris N.A. LOC),
     3.30%, 4/10/06                      1,900            1,900
   Chesapeake Bay Bridge & Tunnel
     District Revenue Bonds,
     Wachovia MERLOTS Series
     2003A39 (MBIA Insured), (1)
     3.21%, 4/10/06                      6,060            6,060
   Chesterfield County IDA VRDB,
     Series 2002A, Virginia State
     University Real Estate
     Project (Bank of America N.A.
     LOC),
     3.18%, 4/10/06                      2,350            2,350
   Emporia City IDA IDR Bonds,
     Series 1999 (AMT) (Bank of
     America N.A. LOC),
     3.23%, 4/10/06                      1,860            1,860
   Fairfax County Educational
     Facilities Revenue Bonds,
     Series 2003, The Madeira
     School (Bank of America N.A.
     LOC),
     3.21%, 4/10/06                     19,200           19,200

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  VIRGINIA - 1.3% - (CONTINUED)
   University of Virginia Rector &
     Visitors Revenue Bonds,
     Series 2003B, Wachovia
     MERLOTS Series 2003-B31, (1)
     3.21%, 4/10/06                     $3,575           $3,575
   Virginia State Housing
     Development Authority VRDB,
     Series 2005D (AMT), Morgan
     Keegan Municipal Products,
     Inc. Various States, (1)
     3.27%, 4/10/06                     20,000           20,000
  -------------------------------------------------------------
                                                         69,945
  -------------------------------------------------------------
  WASHINGTON - 4.3%
   Bremerton County Revenue Bonds,
     Series 2003, Kitsap Regional
     Conference Center Parking
     (Bank of America N.A. LOC),
     3.23%, 4/10/06                      2,450            2,450
   Chelan County Public Utilities
     District (AMT), Wachovia
     MERLOTS Series 2000-R, (1)
     3.26%, 4/10/06                     10,000           10,000
   King County Housing Authority
     VRDN (AMT), Overlake Todd
     Project (Bank of America N.A.
     LOC),
     Series 2000,
     3.23%, 4/10/06                      5,785            5,785
     Series 2001B,
     3.23%, 4/10/06                      4,000            4,000
   Port Bellingham Industrial
     Development Corp. VRDB,
     Series 2003 (AMT), BP Amoco
     West Coast Products LLC (BP
     PLC Gtd.),
     3.25%, 4/3/06                       3,200            3,200
   Seattle Light and Power Revenue
     Bonds (FSA Corp.
     Insured), (1) Smith Barney
     ROCS II-R Series 47,
     3.21%, 4/10/06                     17,920           17,920
     Smith Barney ROCS II-R Series
     48,
     3.21%, 4/10/06                      5,995            5,995

See Notes to the Financial Statements.

MONEY MARKET FUNDS    60      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  WASHINGTON - 4.3% - (CONTINUED)
   Washington Economic Development
     Finance Authority VRDB,
     Series 2000C (AMT), American
     Millwork Project (KeyBank
     N.A. LOC),
     3.28%, 4/10/06                     $3,715           $3,715
   Washington Economic Development
     Finance Authority VRDB,
     Series 2002E (AMT), Waste
     Management, Inc. Project
     (JPMorgan Chase Bank LOC),
     3.23%, 4/10/06                      5,000            5,000
   Washington State Finance
     Commission VRDB, Series 2000A
     (AMT), Carlyle Care Center
     Project (U.S. Bank N.A. LOC),
     3.27%, 4/3/06                       3,055            3,055
   Washington State G.O. Refunding
     Bonds, Citicorp Eagle Trust
     Series 1993C, (1)
     3.21%, 4/10/06                      4,147            4,147
   Washington State G.O., Series
     1993B, Smith Barney
     Soc Gen Trust SGB-13, (1)
     3.21%, 4/10/06                     20,600           20,600
   Washington State G.O. Various
     Purpose Bonds, Series 2000B,
     Citicorp Eagle Trust Series
     20004701, (1)
     3.21%, 4/10/06                     10,365           10,365
   Washington State G.O., Wachovia
     MERLOTS Series 2001-A54, (1)
     3.21%, 4/10/06                      4,105            4,105
   Washington State Higher
     Education Facilities VRDB,
     Series 2003A, Cornish College
     of Arts Project (Bank of
     America N.A. LOC),
     3.25%, 4/10/06                      2,100            2,100
   Washington State Housing
     Finance Commission
     Multifamily Revenue VRDB
     (AMT), New Haven Apartments
     Project
     (U.S. Bank N.A. LOC),
     3.26%, 4/10/06                     10,000           10,000
   Washington State Housing
     Finance Commission
     Multifamily Revenue VRDB,
     Series 1994 (AMT), Arbors on
     the Park Project
     (Bank of America N.A. LOC),
     3.27%, 4/10/06                      8,450            8,450

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  WASHINGTON - 4.3% - (CONTINUED)
   Washington State Housing
     Finance Commission
     Multifamily Revenue VRDB,
     Series 1999A (AMT), Mill
     Pointe Apartments Project
     (U.S. Bank N.A. LOC),
     3.28%, 4/3/06                      $6,725           $6,725
   Washington State Housing
     Finance Commission
     Multifamily Revenue VRDB,
     Series 2001 (AMT),
     Springfield Meadows
     Apartments Project (U.S. Bank
     N.A. LOC),
     3.28%, 4/3/06                       8,050            8,050
   Washington State Housing
     Finance Commission
     Multifamily Revenue VRDB,
     Series 2001A (AMT),
     Monticello Park Project (FNMA
     Gtd.),
     3.23%, 4/10/06                      6,285            6,285
   Washington State Housing
     Finance Commission
     Multifamily Revenue VRDB,
     Series 2004 (AMT), Ballinger
     Court Senior Apartments
     Project (FNMA Gtd.),
     3.23%, 4/10/06                      4,640            4,640
   Washington State Housing
     Finance Commission
     Multifamily Revenue VRDB,
     Series 2004 (AMT), Rolling
     Hills Apartments Project
     (FNMA LOC),
     3.23%, 4/10/06                      6,125            6,125
   Washington State Housing
     Finance Commission
     Multifamily Revenue VRDB,
     Series 2004A (AMT), Terrace
     Senior Apartments Project
     (FNMA Gtd.),
     3.23%, 4/10/06                      8,520            8,520
   Washington State Housing
     Finance Commission
     Multifamily Revenue VRDB,
     Series 2005A, Scenic Vista
     Apartments Project (Bank of
     America N.A. LOC),
     3.26%, 4/10/06                      5,734            5,734
   Washington State Housing
     Finance Commission Nonprofit
     Revenue VRDB, Series 2000,
     University Prep Academy
     Project (Bank of America N.A.
     LOC),
     3.23%, 4/10/06                      4,200            4,200

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   61     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  WASHINGTON - 4.3% - (CONTINUED)
   Washington State Housing
     Finance Commission Revenue
     Bonds, Series 2003A (AMT),
     Auburn Meadows Project (Wells
     Fargo Bank N.A. LOC),
     3.27%, 4/3/06                      $6,020           $6,020
   Washington State Housing
     Finance Commission VRDB
     (AMT), Rosemont Apartments
     Project (BNP Paribas LOC),
     3.29%, 4/3/06                       2,890            2,890
   Washington State Housing
     Finance Commission VRDB,
     Series 1994 (AMT), Canyon
     Lakes II Project (Wells Fargo
     Bank N.A. LOC),
     3.25%, 4/10/06                      6,410            6,410
   Washington State Housing
     Finance Commission VRDB,
     Series 2002A (AMT),
     Bridgewood Four Seasons (FNMA
     Gtd.),
     3.24%, 4/10/06                      5,860            5,860
   Washington State Housing
     Finance Commission VRDB,
     Series 2002A (AMT),
     Heatherwood Apartments (U.S.
     Bank N.A. LOC),
     3.28%, 4/3/06                       5,520            5,520
   Washington State Housing
     Finance Commission VRDB,
     Series 2003A (AMT), Woodland
     Retirement Project (Wells
     Fargo Bank N.A. LOC),
     3.30%, 4/3/06                       3,425            3,425
   Washington State Housing
     Finance Commission VRDB,
     Series 2004A (AMT), Silver
     Creek Retirement Project
     (Wells Fargo Bank N.A. LOC),
     3.30%, 4/3/06                       7,140            7,140
   Washington State Motor Vehicle
     Fuel Tax G.O., Series 2005B,
     ABN AMRO Munitops Certificate
     Trust Series 2005-51
     (FSA Corp. Insured), (1)
     3.22%, 4/10/06                     13,040           13,040

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  WASHINGTON - 4.3% - (CONTINUED)
   Washington State, Series 2003,
     Association of Community &
     Migrant Health Centers
     (U.S. Bank N.A. LOC),
     3.24%, 4/10/06                     $4,515           $4,515
   Washington State, Series 2004D,
     ABN AMRO Munitops Certificate
     Trust Series 2004-13 (AMBAC
     Insured), (1)
     3.22%, 4/10/06                     15,000           15,000
  -------------------------------------------------------------
                                                        240,986
  -------------------------------------------------------------
  WEST VIRGINIA - 0.8%
   Cabell County Revenue VRDB,
     Series 2001, Huntington YMCA
     (JPMorgan Chase Bank LOC),
     3.45%, 4/10/06                      3,280            3,280
   Marion County Solid Waste
     Disposal Revenue VRDB, Series
     1990B (AMT), Granttown
     Project (National Westminster
     Bank LOC),
     3.24%, 4/10/06                      2,600            2,600
   Monongalia County Building
     Commission Revenue Bonds,
     Series 2005B, Monongalia
     General Hospital Project
     (JPMorgan Chase Bank LOC),
     3.19%, 4/10/06                     13,570           13,570
   West Virginia EDA IDR Bonds,
     Series 1999 (AMT),
     Rubberlite, Inc. Project
     (JPMorgan Chase Bank LOC),
     3.50%, 4/10/06                      3,345            3,345
   West Virginia State Hospital
     Finance Authority VRDB,
     Series 2003A1, Pallottine
     Health Services, Inc. Project
     (Fifth Third Bank LOC),
     3.18%, 4/10/06                     20,140           20,140
  -------------------------------------------------------------
                                                         42,935
  -------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET FUNDS    62      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  WISCONSIN - 3.0%
   Germantown IDR Bonds, Series
     1996 (AMT), Great Lakes
     Packaging Corp. Project
     (Marshall & Ilsley Bank LOC),
     3.28%, 4/10/06                     $1,910           $1,910
   Madison Metropolitan School
     District TRANS,
     4.00%, 9/8/06                       4,000            4,018
   Marshfield City IDR VRDB,
     Series 2001 (AMT), Wick
     Building Systems, Inc.
     Project (JPMorgan Chase Bank
     LOC),
     3.50%, 4/10/06                      4,025            4,025
   Mequon IDR Bonds, Series 2001A
     (AMT), Gateway Plastic
     (JPMorgan Chase Bank LOC),
     3.50%, 4/10/06                      1,000            1,000
   Milwaukee IDR VRDB, Series 2001
     (AMT), R & B Wagner (JPMorgan
     Chase Bank LOC),
     3.36%, 4/10/06                      4,205            4,205
   Milwaukee Redevelopment
     Authority VRDB, Series 2005,
     University of Wisconsin
     Kenilworth Project
     (Depfa Bank PLC LOC),
     3.17%, 4/10/06                     10,235           10,235
   Oostburg IDR VRDB, Series 2002
     (AMT), Dutchland Plastics
     Corp. (U.S. Bank N.A. LOC),
     3.29%, 4/10/06                      2,320            2,320
   Wisconsin Health and
     Educational Facilities
     Authority Revenue Bonds,
     Series 2002, Meriter
     Hospital, Inc. Project
     (Marshall & Ilsley Bank LOC),
     3.23%, 4/3/06                       1,400            1,400
   Wisconsin Health and
     Educational Facilities
     Authority Revenue Bonds,
     Series 2003, Mequon Jewish
     Project (JPMorgan Chase Bank
     LOC),
     3.21%, 4/10/06                      3,600            3,600
   Wisconsin Health and
     Educational Facilities
     Revenue Bonds, St. Joseph
     Community Hospital (Marshall
     & Ilsley Bank LOC),
     3.19%, 4/10/06                      6,915            6,915

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  WISCONSIN - 3.0% - (CONTINUED)
   Wisconsin Health and
     Educational Facilities
     Authority VRDB, Series 2001,
     Riverview Hospital
     Association (U.S. Bank N.A.
     LOC),
     3.23%, 4/3/06                      $4,745           $4,745
   Wisconsin Health and
     Educational Facilities VRDB,
     Pooled Financing Program
     (Marshall & Ilsley Bank LOC),
     Series 2002C,
     3.32%, 4/10/06                      1,650            1,650
     Series 2002D,
     3.32%, 4/10/06                      1,340            1,340
     Series 2002G,
     3.32%, 4/10/06                      1,050            1,050
   Wisconsin Health and
     Educational Facilities VRDB,
     Series 2001, Lutheran College
     (U.S. Bank N.A. LOC),
     3.23%, 4/3/06                      20,500           20,500
   Wisconsin Health and
     Educational Facilities VRDB,
     Series 2002A, Capital Access
     Pool, Vernon Memorial
     Hospital (U.S. Bank N.A.
     LOC),
     3.23%, 4/3/06                       5,025            5,025
   Wisconsin Health and Higher
     Educational Facilities
     Revenue Bonds, Series 1997,
     Froedtert Memorial Lutheran
     Hospital Trust (Marshall &
     Ilsley Bank LOC),
     3.19%, 4/10/06                     12,673           12,673
   Wisconsin Housing EDA Revenue
     Bonds (AMT), Merrill Lynch
     P-Floats 1331, (1)
     3.26%, 4/10/06                      2,940            2,940
   Wisconsin Housing EDA VRDB
     (AMT), Home Ownership Revenue
     Bonds,
     3.20%, 4/10/06                     25,000           25,000
   Wisconsin State G.O. CP, Series
     05-A,
     3.48%, 6/7/06                      20,000           20,000
   Wisconsin State Health and
     Educational Facilities
     Authority Revenue Bonds,
     Beaver Dam Community Hospital
     Project (U.S. Bank N.A. LOC),
     3.18%, 4/10/06                     10,000           10,000

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   63     MONEY MARKET FUNDS

MONEY MARKET FUNDS
SCHEDULE OF INVESTMENTS
MUNICIPAL MONEY MARKET FUND (continued)

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  WISCONSIN - 3.0% - (CONTINUED)
   Wisconsin State Health and
     Educational Facilities
     Authority Revenue Bonds,
     Series 2003, Mercy Health
     Systems (Marshall & Ilsley
     Bank LOC),
     3.19%, 4/10/06                     $7,265           $7,265
   Wisconsin State Health and
     Educational Facilities
     Authority VRDB, Series 2001B,
     ProHealth, Inc. Project
     (AMBAC Insured),
     3.18%, 4/3/06                       7,050            7,050
   Wisconsin State Health and
     Educational Facilities
     Authority VRDB, Series 2005,
     National Regency New Berlin
     Project (Marshall & Ilsley
     Bank LOC),
     3.23%, 4/3/06                       6,990            6,990
  -------------------------------------------------------------
                                                        165,856
  -------------------------------------------------------------
  WYOMING - 0.4%
   Green River PCR VRDB, Series
     1992 (AMT), Rhone-Poulene,
     Inc. Project (Comerica Bank
     LOC),
     3.44%, 4/10/06                     10,800           10,800
   Sweetwater County Environmental
     Improvement Revenue Bonds,
     Series 1995 (AMT), PacifiCorp
     Project (Barclays Bank PLC
     LOC),
     3.26%, 4/3/06                       8,700            8,700
  -------------------------------------------------------------
                                                         19,500
  -------------------------------------------------------------
  MULTIPLE STATES POOLED SECURITIES - 2.8%
   Charter Mac Floater
     Certificates, Series 2001
     (AMT), National-2 (MBIA
     Insured), (1)
     3.26%, 4/10/06                     20,000           20,000
   Charter Mac Floater
     Certificates Trust I, Series
     2000 (AMT) (MBIA
     Insured), (1)
     3.26%, 4/10/06                      3,800            3,800
   Charter Mac Low Floater
     Certificates Trust I, Series
     2002 (AMT), National-3 (MBIA
     Insured), (1)
     3.26%, 4/10/06                     15,000           15,000

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  MUNICIPAL INVESTMENTS - 99.1% - CONTINUED
  MULTIPLE STATES POOLED SECURITIES - 2.8% - (CONTINUED)
   Clipper Tax-Exempt
     Certificates, Multistate
     Tax-Exempt Certificates, (1)
     Series 1998A,
     3.29%, 4/10/06                    $29,580          $29,580
     Series 1999-3 (AMT),
     3.37%, 4/10/06                     16,180           16,180
   National FHLMC Multifamily
     Variable Rate Certificates,
     Series M002 Class A (AMT)
     (FHLMC LOC),
     3.32%, 4/10/06                     26,750           26,750
   National FHLMC Multifamily
     Variable Rate Certificates,
     Series M008 Class A (AMT)
     (FHLMC LOC),
     3.32%, 4/10/06                     10,708           10,708
   SunAmerica Pool Multifamily,
     Series 2001-2A (AMT) (FHLMC
     Gtd.), (1)
     3.26%, 4/10/06                     35,365           35,365
  -------------------------------------------------------------
                                                        157,383
  -------------------------------------------------------------
  TOTAL MUNICIPAL INVESTMENTS
  -------------------------------------------------------------
  (COST $5,567,104)                                   5,567,104

                                       NUMBER          VALUE
                                     OF SHARES         (000S)
  INVESTMENT COMPANIES - 0.5%
   AIM Tax-Exempt Cash Fund          25,780,603          25,781
   Dreyfus Tax-Exempt Cash
     Management Fund                     61,897              62
   Merrill Lynch Institutional
     Tax-Exempt Fund                    285,000             285
  -------------------------------------------------------------
  TOTAL INVESTMENT COMPANIES
  -------------------------------------------------------------
  (COST $26,128)                                         26,128

  -------------------------------------------------------------
  TOTAL INVESTMENTS - 99.6%
  -------------------------------------------------------------
  (COST $5,593,232) (3)                               5,593,232
   Other Assets less Liabilities - 0.4%                  22,617
  -------------------------------------------------------------
  NET ASSETS - 100.0%                                $5,615,849

See Notes to the Financial Statements.

MONEY MARKET FUNDS    64      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2) Restricted security has been deemed illiquid. At March 31, 2006, the value of these restricted illiquid securities amounted to approximately $68,179,000 or 1.2% of net assets. Additional information on each restricted illiquid security is as follows:

                                                  ACQUISITION
                                    ACQUISITION      COST
  SECURITY                             DATE         (000S)
   Park Creek Metropolitan
     District Revenue Bonds (CO),
     3.50%, 2/15/07                   2/13/06       $16,995
   Jacksonville Water & Sewer
     Revenue Bonds (FL),
     3.51%, 8/17/06                   3/16/06        7,460
   Chicago G.O. (IL),
     3.51%, 8/17/06                   3/16/06       10,785
   Kane & DuPage Counties
     Community Unit School
     District #303 G.O. (IL),
     3.51%, 8/17/06                   3/16/06        7,545
   Bexar County Revenue Bonds
     (TX),
     3.45%, 9/7/06                    3/11/04       11,980
   Tarrant County Housing Finance
     Corp. Multifamily Revenue
     Bonds (TX),
     3.50%, 2/15/07                   3/14/03        5,755
   Texas State Department of
     Housing and Community Affairs
     Residential Mortgage Revenue
     Bonds (TX),
     3.50%, 8/1/06                    3/11/04        7,659
  -----------------------------------------------------------

(3) The cost for federal income tax purposes was $5,593,232.

At March 31, 2006, the industry sectors for the Municipal Money Market Fund were:

  INDUSTRY SECTOR                           % OF NET ASSETS
  Administration of Environment &
   Housing & Real Estate                            7.3%
  Air Transportation                                5.9
  Air, Water Services & Solid Waste
   Management                                       7.6
  Educational Services                              8.4
  Executive, Legislative & General
   Government                                      21.9
  General Medical & Surgical, Nursing
   and Personal Care                                6.6
  Health Services and Residential Care              5.5
  Urban & Community Development,
   Housing Programs & Social Services              14.7
  All other sectors less than 5%                   22.1
  -----------------------------------------------------------
  Total                                           100.0%

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   65     MONEY MARKET FUNDS

MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET FUND

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)         (000S)
  U.S. GOVERNMENT AGENCIES - 69.0% (1)
  FANNIE MAE - 40.8%
   FNMA Discount Notes,
     4.41%, 4/3/06                      $10,744         $10,741
     4.50%, 4/3/06                       30,000          29,993
     4.11%, 4/5/06                        4,233           4,231
     4.46%, 5/1/06                       15,000          14,944
     4.52%, 5/1/06                       22,468          22,383
     4.37%, 5/31/06                       5,000           4,964
     4.82%, 7/3/06                       42,567          42,048
     4.85%, 7/3/06                        4,175           4,124
     4.91%, 10/2/06                      14,973          14,601
     4.61%, 1/26/07                      37,974          36,515
   FNMA FRN,
     4.55%, 4/7/06                        5,000           4,999
     4.67%, 5/22/06                       5,000           5,000
     4.79%, 6/21/06                      18,000          17,995
     4.81%, 6/21/06                      10,000           9,990
     4.81%, 6/22/06                      10,000           9,997
   FNMA Notes,
     2.25%, 5/15/06                      19,885          19,828
     3.02%, 6/1/06                        5,000           4,988
     3.01%, 6/2/06                        7,970           7,950
     2.50%, 6/15/06                       4,475           4,457
     5.25%, 6/15/06                      12,688          12,706
     3.13%, 7/15/06                       3,070           3,057
     2.75%, 8/11/06                       1,145           1,136
     2.07%, 9/29/06                       1,075           1,060
     2.69%, 1/30/07                       5,000           4,918
  -------------------------------------------------------------
                                                        292,625
  -------------------------------------------------------------
  FEDERAL FARM CREDIT BANK - 7.5%
   FFCB FRN,
     4.62%, 4/10/06                       1,500           1,500
     4.66%, 4/19/06                      15,000          14,998
     4.68%, 4/19/06                       5,000           4,998
     4.71%, 4/19/06                       5,000           5,000
     4.67%, 4/27/06                      15,000          15,000
     4.67%, 5/1/06                       12,500          12,488
  -------------------------------------------------------------
                                                         53,984
  -------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)         (000S)
  U.S. GOVERNMENT AGENCIES - 69.0% (1) - CONTINUED
  FEDERAL HOME LOAN BANK - 2.7%
   FHLB Discount Note,
     4.45%, 9/5/06                       $5,480          $5,374
   FHLB FRN,
     4.61%, 5/9/06                        5,000           5,000
     4.63%, 5/16/06                       5,000           5,000
   FHLB Notes,
     2.44%, 4/28/06                       1,625           1,622
     2.88%, 9/15/06                       1,060           1,051
     2.10%, 10/13/06                      1,000             987
  -------------------------------------------------------------
                                                         19,034
  -------------------------------------------------------------
  FREDDIE MAC - 17.4%
   FHLMC Discount Notes,
     4.11%, 4/4/06                        6,461           6,459
     4.29%, 5/2/06                       10,000           9,963
     4.31%, 5/9/06                       10,000           9,955
   FHLMC FRN,
     4.41%, 4/6/06                       21,000          20,991
     4.67%, 4/27/06                      25,000          24,986
     4.78%, 6/19/06                      35,000          34,985
   FHLMC Notes,
     2.38%, 4/15/06                       5,000           4,996
     2.26%, 5/26/06                       1,500           1,494
     5.50%, 7/15/06                       2,502           2,505
     2.75%, 8/15/06                       1,000             992
     3.00%, 9/29/06                       5,000           4,961
     3.75%, 11/15/06                      2,330           2,317
  -------------------------------------------------------------
                                                        124,604
  -------------------------------------------------------------
  OVERSEAS PRIVATE INVESTMENT CORP. - 0.6%
   Participation Certificates,
     Series 33IG,
     4.82%, 4/5/06                        4,345           4,345
  -------------------------------------------------------------
                                                          4,345
  -------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCIES
  -------------------------------------------------------------
  (COST $494,592)                                       494,592


See Notes to the Financial Statements.

MONEY MARKET FUNDS    66      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)         (000S)
  U.S. GOVERNMENT OBLIGATION - 1.4%
  U.S. GOVERNMENT OBLIGATION - 1.4%
   U.S. Treasury Bill,
     4.69%, 4/17/06                     $10,000          $9,982
  -------------------------------------------------------------
  TOTAL U.S. GOVERNMENT OBLIGATION
  -------------------------------------------------------------
  (COST $9,982)                                           9,982
  -------------------------------------------------------------
  INVESTMENTS, AT AMORTIZED COST
  -------------------------------------------------------------
  ($504,574)                                            504,574

  REPURCHASE AGREEMENTS - 39.6%
  (COLLD. AT A MINIMUM OF 102%)
  JOINT REPURCHASE AGREEMENTS - 7.4%
   Bank of America Securities LLC,
     dated 3/31/06, repurchase price
     $17,719
     4.48%, 4/3/06                       17,713          17,713
   Morgan Stanley & Co., Inc., dated
     3/31/06, repurchase price
     $11,813
     4.47%, 4/3/06                       11,808          11,808
   Societe Generale - New York
     Branch, dated 3/31/06,
     repurchase price $5,906
     4.50%, 4/3/06                        5,904           5,904
   UBS Securities LLC, dated
     3/31/06, repurchase price
     $17,719
     4.53%, 4/3/06                       17,713          17,713
  -------------------------------------------------------------
                                                         53,138
  -------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                         (000S)         (000S)
  REPURCHASE AGREEMENTS - 39.6% - CONTINUED
  (COLLD. AT A MINIMUM OF 102%)
  REPURCHASE AGREEMENTS - 32.2%
   Bank of America Securities LLC,
     dated 3/31/06, repurchase price
     $60,008
     4.85%, 4/3/06                      $60,000         $60,000
   Goldman Sachs & Co., dated
     3/27/06, repurchase price
     $50,033
     4.81%, 4/3/06                       50,000          50,000
   Lehman Brothers, Inc., dated
     3/31/06, repurchase price
     $30,933
     4.91%, 4/3/06                       30,929          30,929
   Merrill Lynch, dated 3/31/06,
     repurchase price $40,005
     4.85%, 4/3/06                       40,000          40,000
   UBS Securities LLC, dated
     3/31/06, repurchase price
     $50,007
     4.84%, 4/3/06                       50,000          50,000
  -------------------------------------------------------------
                                                        230,929
  -------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENTS
  -------------------------------------------------------------
  (COST $284,067)                                       284,067

  -------------------------------------------------------------
  TOTAL INVESTMENTS - 110.0%
  -------------------------------------------------------------
  (COST $788,641) (2)                                   788,641
   Liabilities less Other
     Assets - (10.0)%                                   (71,911)
  -------------------------------------------------------------
  NET ASSETS - 100.0%                                  $716,730

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2) The cost for federal income tax purposes was $788,641.

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   67     MONEY MARKET FUNDS

MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT SELECT MONEY MARKET FUND

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  U.S. GOVERNMENT AGENCIES - 100.4% (1)
  FEDERAL FARM CREDIT BANK - 27.9%
   FFCB Discount Notes,
     4.47%, 4/4/06                      $9,500           $9,496
     4.37%, 6/6/06                       5,000            4,960
     4.16%, 10/12/06                    15,000           14,664
     4.38%, 11/2/06                     10,000            9,738
   FFCB FRN,
     4.49%, 4/1/06                      30,000           30,000
     4.49%, 4/3/06                      10,000            9,999
     4.56%, 4/3/06                      25,000           24,998
     4.54%, 4/4/06                      10,000           10,000
     4.59%, 4/4/06                      15,000           14,999
     4.65%, 4/13/06                     25,000           24,999
     4.66%, 4/19/06                     25,000           24,996
     4.68%, 4/19/06                     20,000           19,994
     4.71%, 4/19/06                     10,000           10,000
     4.67%, 4/24/06                     10,000           10,000
     4.75%, 4/25/06                     20,000           19,999
     4.67%, 4/28/06                     10,000           10,000
     4.67%, 5/1/06                      30,000           29,971
     4.81%, 6/19/06                     25,000           24,996
   FFCB Notes,
     2.13%, 7/17/06                      7,430            7,378
     4.35%, 10/19/06                     5,265            5,265
  -------------------------------------------------------------
                                                        316,452
  -------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  U.S. GOVERNMENT AGENCIES - 100.4% (1) - CONTINUED
  FEDERAL HOME LOAN BANK - 72.5%
   FHLB Discount Notes,
     4.50%, 4/3/06                     $15,000          $14,996
     4.65%, 4/3/06                     251,308          251,243
     4.45%, 4/5/06                      10,979           10,974
     4.47%, 4/5/06                       8,900            8,896
     4.53%, 4/5/06                       7,500            7,496
     4.55%, 4/5/06                       1,200            1,199
     4.65%, 4/5/06                       9,830            9,825
     4.34%, 4/7/06                      25,000           24,982
     4.50%, 4/7/06                      50,000           49,963
     4.65%, 4/7/06                      10,430           10,422
     4.66%, 4/7/06                       2,400            2,398
     4.70%, 4/7/06                       1,070            1,069
     4.67%, 4/11/06                      2,200            2,197
     4.54%, 4/12/06                     23,700           23,667
     4.70%, 4/12/06                      5,221            5,214
     4.56%, 4/17/06                     20,000           19,959
     4.61%, 4/19/06                     10,000            9,977
     4.66%, 4/25/06                      4,800            4,785
     4.42%, 6/2/06                      30,000           29,772
     4.75%, 6/7/06                       3,225            3,197
     4.80%, 6/7/06                       2,206            2,186
     4.80%, 6/9/06                       1,900            1,883
     4.45%, 9/5/06                      15,000           14,709
   FHLB FRN,
     4.57%, 5/1/06                      25,000           24,995
     4.61%, 5/9/06                      10,000            9,999
     4.63%, 5/16/06                     15,000           14,999
     4.70%, 6/1/06                      16,500           16,498

See Notes to the Financial Statements.

MONEY MARKET FUNDS    68      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  U.S. GOVERNMENT AGENCIES - 100.4% (1) - CONTINUED
  FEDERAL HOME LOAN BANK - 72.5% - (CONTINUED)
   FHLB Notes,
     2.50%, 4/11/06                     $5,000           $4,997
     2.20%, 4/27/06                      1,000              998
     2.60%, 5/11/06                      1,510            1,507
     2.05%, 5/15/06                      2,285            2,278
     2.25%, 5/15/06                      7,000            6,985
     3.00%, 5/15/06                     25,650           25,595
     3.02%, 5/23/06                      3,765            3,757
     2.85%, 5/24/06                     26,155           26,091
     2.00%, 6/16/06                     10,000            9,948
     3.25%, 7/21/06                     17,550           17,468
     2.08%, 7/28/06                      5,000            4,960
     2.15%, 7/28/06                      5,000            4,962
     3.25%, 8/11/06                     10,000            9,951
     3.50%, 8/15/06                      6,725            6,692
     4.00%, 8/18/06                     10,000            9,978
     2.50%, 8/28/06                      7,700            7,635
     2.30%, 8/30/06                      5,000            4,953
     2.88%, 9/15/06                     17,980           17,818
     3.13%, 11/15/06                    15,000           14,860
     3.80%, 12/29/06                     5,000            4,951
     4.63%, 1/30/07                     24,445           24,408
     4.71%, 2/9/07                      25,000           25,000
     5.00%, 3/20/07                      5,000            4,996
     5.00%, 4/3/07                       3,100            3,098
  -------------------------------------------------------------
                                                        821,386
  -------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCIES
  -------------------------------------------------------------
  (COST $1,137,838)                                   1,137,838

                                      PRINCIPAL
                                       AMOUNT          VALUE
                                       (000S)          (000S)
  U.S. GOVERNMENT OBLIGATION - 2.2%
  U.S. GOVERNMENT OBLIGATION - 2.2%
   U.S. Treasury Bill,
     4.69%, 4/17/06                    $25,000          $24,954
  -------------------------------------------------------------
  TOTAL U.S. GOVERNMENT OBLIGATION
  -------------------------------------------------------------
  (COST $24,954)                                         24,954

  -------------------------------------------------------------
  TOTAL INVESTMENTS - 102.6%
  -------------------------------------------------------------
  (COST $1,162,792) (2)                               1,162,792
   Liabilities less Other
     Assets - (2.6)%                                    (29,453)
  -------------------------------------------------------------
  NET ASSETS - 100.0%                                $1,133,339

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2) The cost for federal income tax purposes was $1,162,792.

See Notes to the Financial Statements.

                        NORTHERN FUNDS ANNUAL REPORT   69     MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 32 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (collectively, the "Funds") are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for all of the Trust's money market funds. Northern Trust also serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Funds are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

The nature and terms of the collateral received for the repurchase agreements are as follows:

MONEY MARKET

                                  COUPON             MATURITY
  NAME                            RATES               DATES
  ------------------------------------------------------------------
  FHLMC                       0.00% - 6.00%       9/15/14 - 4/1/36
  FNMA                        0.00% - 6.02%      12/25/16 - 7/1/42
  ------------------------------------------------------------------

U.S. GOVERNMENT MONEY MARKET

                                  COUPON             MATURITY
  NAME                            RATES               DATES
  ------------------------------------------------------------------
  FHLB                        3.57% - 5.05%      4/28/08 - 8/18/11
  FHLMC                       0.00% - 7.00%        7/1/11 - 1/1/36
  ------------------------------------------------------------------

Each Fund may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2006, as reflected in their accompanying Schedules of Investments.

The nature and terms of the collateral received for the joint repurchase agreements are as follows:

MONEY MARKET

                                  COUPON             MATURITY
  NAME                            RATES               DATES
  ------------------------------------------------------------------
  U.S. Treasury Bonds         3.88% - 9.88%     11/15/15 - 4/15/29
  U.S. Treasury Notes         1.88% - 3.38%      1/15/12 - 7/15/15
  ------------------------------------------------------------------


MONEY MARKET FUNDS    70      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

U.S. GOVERNMENT MONEY MARKET

                                  COUPON             MATURITY
  NAME                            RATES               DATES
  ------------------------------------------------------------------
  U.S. Treasury Bonds         3.88% - 9.88%     11/15/15 - 4/15/29
  U.S. Treasury Notes         1.88% - 3.38%      1/15/12 - 7/15/15
  ------------------------------------------------------------------

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method. Dividend income is recognized on the ex-dividend date. Certain money market funds receive dividend income from investment companies.

D) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.
The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.


At March 31, 2006, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

  Amounts in thousands                                MARCH 31, 2011
  ------------------------------------------------------------------
  Money Market                                               $6
  Municipal Money Market                                     19
  U.S. Government Money Market                               16
  ------------------------------------------------------------------

At March 31, 2006, the tax components of undistributed net investment income and realized gains were as follows:

                                                UNDISTRIBUTED
                                           ------------------------
                                           TAX-EXEMPT    ORDINARY
  Amounts in thousands                       INCOME      INCOME*
  -----------------------------------------------------------------
  California Municipal Money Market           $2,668        $181
  Money Market                                    --      31,555
  Municipal Money Market                      12,442          --
  U.S. Government Money Market                    --       2,452
  U.S. Government Select Money Market             --       3,973
  -----------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2006, was as follows:

                                              DISTRIBUTIONS FROM
                                           ------------------------
                                           TAX-EXEMPT    ORDINARY
  Amounts in thousands                       INCOME      INCOME*
  -----------------------------------------------------------------
  California Municipal Money Market          $21,333        $389
  Money Market                                    --     259,082
  Municipal Money Market                     105,551          26
  U.S. Government Money Market                    --      18,997
  U.S. Government Select Money Market             --      35,269
  -----------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2005, was as follows:

                                              DISTRIBUTIONS FROM
                                           ------------------------
                                           TAX-EXEMPT    ORDINARY
  Amounts in thousands                       INCOME      INCOME*
  -----------------------------------------------------------------
  California Municipal Money Market           $7,025        $125
  Money Market                                     -      79,906
  Municipal Money Market                      39,733         292
  U.S. Government Money Market                     -       6,122
  U.S. Government Select Money Market              -      10,232
  -----------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an


                        NORTHERN FUNDS ANNUAL REPORT   71     MONEY MARKET FUNDS

MONEY MARKET FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)

interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or
(iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2006, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the fiscal year ended March 31, 2006.

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's average daily net assets. During the fiscal year through March 23, 2006, the investment adviser agreed to waive advisory fees and reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees, advisory fees after waivers and expense limitations for the Funds during this period were as follows:

                                    ANNUAL     ADVISORY
                                   ADVISORY   FEES AFTER   EXPENSE
                                     FEES      WAIVERS   LIMITATIONS
  -------------------------------------------------------------------
  California Municipal Money
  Market                             0.50%      0.40%       0.55%
  Money Market                       0.50%      0.40%       0.55%
  Municipal Money Market             0.50%      0.40%       0.55%
  U.S. Government Money Market       0.50%      0.40%       0.55%
  U.S. Government Select Money
  Market                             0.50%      0.40%       0.55%
  -------------------------------------------------------------------

Effective March 24, 2006, the investment adviser reduced its annual advisory fees and has further agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations in the following table:

                                             ANNUAL
                                            ADVISORY     EXPENSE
                                              FEES     LIMITATIONS
  -----------------------------------------------------------------
  California Municipal Money Market           0.40%       0.55%
  Money Market                                0.40%       0.55%
  Municipal Money Market                      0.40%       0.55%
  U.S. Government Money Market                0.40%       0.55%
  U.S. Government Select Money Market         0.40%       0.55%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.


Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At March 31, 2006, the amounts payable under the plan by the California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds were approximately $2,000, $29,000, $15,000, $2,000 and $3,000, respectively.


MONEY MARKET FUNDS    72      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

5 CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2006, were as follows:

                                                                                                PAYMENTS FOR      NET INCREASE
                                                            PROCEEDS FROM     REINVESTMENT         SHARES         (DECREASE) IN
  Amounts in thousands*                                      SHARES SOLD      OF DIVIDENDS        REDEEMED         NET ASSETS
  -------------------------------------------------------------------------------------------------------------------------------
  California Municipal Money Market                          $6,375,682          $5,787          $(6,267,202)        $114,267
  Money Market                                               47,181,309          84,232          (46,035,579)       1,229,962
  Municipal Money Market                                     23,853,543          22,377          (22,840,463)       1,035,457
  U.S. Government Money Market                                4,931,816           8,784           (4,795,728)         144,872
  U.S. Government Select Money Market                         6,784,911          12,412           (6,850,091)         (52,768)
  -------------------------------------------------------------------------------------------------------------------------------

*The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2005, were as follows:

                                                                                                PAYMENTS FOR      NET INCREASE
                                                            PROCEEDS FROM     REINVESTMENT         SHARES         (DECREASE) IN
  Amounts in thousands*                                      SHARES SOLD      OF DIVIDENDS        REDEEMED         NET ASSETS
  -------------------------------------------------------------------------------------------------------------------------------
  California Municipal Money Market                          $5,054,279          $2,067          $(4,910,331)       $146,015
  Money Market                                               36,672,711          25,653          (36,237,002)        461,362
  Municipal Money Market                                     18,172,341           8,171          (18,319,853)       (139,341)
  U.S. Government Money Market                                6,332,796           2,639           (6,386,040)        (50,605)
  U.S. Government Select Money Market                         4,805,307           4,427           (4,548,498)        261,236
  -------------------------------------------------------------------------------------------------------------------------------

*The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.


                        NORTHERN FUNDS ANNUAL REPORT   73     MONEY MARKET FUNDS

MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of California Municipal Money Market
                             Fund, Money Market Fund, Municipal Money Market
                             Fund, U.S. Government Money Market Fund and U.S.
                             Government Select Money Market Fund (collectively, the "Funds"), five separate portfolios comprising part of Northern Funds, as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The
                             Funds' financial highlights for the periods ended prior to March 31, 2003, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 2, 2002.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 12, 2006


MONEY MARKET FUNDS    74      NORTHERN FUNDS ANNUAL REPORT

                                                                          MONEY
MARKET FUNDS
TAX INFORMATION                                       MARCH 31, 2006 (UNAUDITED)

During the fiscal year ended March 31, 2006, the percentage of dividends derived from net investment income paid by each of the following Funds as "exempt-interest dividends," excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 97.4% and Municipal Money Market 100%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004. The Northern Funds designate the following percentages as Qualified Interest Income (QII) for the fiscal year ended March 31, 2006:


  -----------------------------------------------------------------
  California Municipal Money Market                        100%
  Money Market                                             100%
  Municipal Money Market                                   100%
  U.S. Government Money Market                             100%
  U.S. Government Select Money Market                      100%
  -----------------------------------------------------------------


                        NORTHERN FUNDS ANNUAL REPORT   75     MONEY MARKET FUNDS

MONEY MARKET FUNDS

FUND EXPENSES                                         MARCH 31, 2006 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005 through March 31, 2006.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/05 - 3/31/06" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,012.30         $2.76
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,018.80         $2.77
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

MUNICIPAL MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,012.50         $2.76
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

U.S. GOVERNMENT MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,018.40         $2.77
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

U.S. GOVERNMENT SELECT MONEY MARKET

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.55%     $1,000.00    $1,018.20         $2.77
  Hypothetical             0.55%     $1,000.00    $1,022.19         $2.77**
  -----------------------------------------------------------------------------

 *Expenses are calculated using the Funds' annualized expense ratios, which represents ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.


MONEY MARKET FUNDS    76      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION                   MARCH 31, 2006 (UNAUDITED)


With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------


ABAG      Association of Bay Area Governments

AMBAC     American Municipal Bond Assurance Corp.

AMT       Alternative Minimum Tax

COLLD.    Collateralized

COPS      Certificates of Participation

CP        Commercial Paper

EDA       Economic Development Authority

FFCB      Federal Farm Credit Bank

FGIC      Financial Guaranty Insurance Corp.

FHLB      Federal Home Loan Bank

FHLMC     Freddie Mac

FNMA      Fannie Mae

FRCP      Floating Rate Commercial Paper

FRN       Floating Rate Notes

FSA       Financial Security Assurance

FSB       Federal Savings Bank

GIC       Guaranteed Investment Contract

GNMA      Government National Mortgage Association

G.O.      General Obligation

GTD.      Guaranteed

HFA       Housing Finance Authority

IDA       Industrial Development Authority

IDB       Industrial Development Board

IDR       Industrial Development Revenue

LOC       Letter of Credit

MBIA      Municipal Bond Insurance Association

MERLOTS   Municipal Exempt Receipts - Liquidity Optional
          Tender

MTN       Medium Term Notes

P-FLOATS  Puttable Floating Rate Securities

PCR       Pollution Control Revenue

PSF       Permanent School Fund

RANS      Revenue Anticipation Notes

ROCS      Reset Option Certificates

SFM       Single Family Mortgage

SGB       Societe Generale Bank

SOC GEN   Societe Generale

TANS      Tax Anticipation Notes

TOB       Tender Option Bond

TRANS     Tax and Revenue Anticipation Notes

TRB       Tax Revenue Bonds

TSB       Trustee Savings Bank

VRDB      Variable Rate Demand Bonds

VRDN      Variable Rate Demand Notes

VRN       Variable Rate Notes

XLCA      XL Capital Assurance


                        NORTHERN FUNDS ANNUAL REPORT   77     MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- Northern Funds offers 32 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX               - Managing Partner of PricewaterhouseCoopers (an accounting       - Sears Holding Corp.
   Age: 62                        firm) from 2000 to 2003;                                          (a retail company).
   Trustee since 2005           - Director of Big Shoulders Fund since 1997;
                                - Director of Children's Memorial Hospital since 1997;
                                - Trustee of DePaul University since 1998.
   ---------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE             - Chairman and President of Hawthorne Investors, Inc. (a          - PepsiAmericas (a
   Age: 71                        management advisory services and private investment               soft drink bottling
   Trustee since 2000             company) since 1996;                                              company);
                                - Managing Member of Hawthorne Investments, LLC (a                - Ryerson, Inc. (a
                                  management advisory services and private investment               metals distribution
                                  company) since 2001;                                              company).
                                - Managing Member of Hawthorne Investments II, LLC (a
                                  private investments company) since 2004.
   ---------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.        - Chairman and CEO of The Paradigm Group, Ltd. (a financial       - None
   Age: 65                        adviser) since 1993;
   Trustee since 2000           - Principal and Co-Founder of Paradigm Capital since 1996;
                                - Senior Partner of NewEllis Ventures since 2001;
                                - Member of the Board of Managers of The Liberty Hampshire
                                  Company, LLC (a receivable securitization company) from
                                  1996 to 2001;
                                - Director of Financial Pacific Company (a small business
                                  leasing company) from 1998 to 2004;
                                - Member and Director of the Illinois Venture Capital
                                  Association since 2001;
                                - Trustee at Dominican University from 1996 to 2005;
                                - Member of the Board of Directors of the Chicago Children's
                                  Museum since 2001;
                                - Member of the Board of Governors of the Metropolitan Club
                                  since 2003;
                                - Member of the Advisory Board of AAVIN Equity Partners
                                  since 2005;
                                - Chairman of the Nominating Committee of Girl Scouts of
                                  Chicago from 1993 to 2003;
                                - Member of the National Advisory Board of National Domestic
                                  Violence Hotline since 2005.
   ---------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM          - Executive Vice President of Unison-Maximus, Inc. (an            - None
   Age: 62                        aviation and governmental consulting company) from 1989 to
   Trustee since 2001             2005;
                                - Principal/Officer/Director, UCG Associates, Inc. (a
                                  management consulting firm) from 2005 to present.
   ---------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN          - CEO of Polk Bros. Foundation (an Illinois not-for-profit        - None
   Age: 62                        corporation) since 1993;
   Trustee since 2000           - Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994;
                                - Director of STS Consultants, Ltd. (an employee-owned
                                  engineering consulting firm) since 2001.
   ---------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY            - President of Sara Lee Foundation (philanthropic                 - Coach, Inc.;
   Age: 69                        organization) from 1997 to 2001.                                - Payless Shoe Source,
   Trustee since 1998                                                                               Inc. (a retail shoe
                                                                                                    store business);
                                                                                                  - GATX Corporation (a
                                                                                                    railroad holding
                                                                                                    company)


MONEY MARKET FUNDS    78      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL           - Vice Chairman and Director of Cardean Learning Group            - Gildan Activewear,
   Age: 66                        (formerly Unext, Inc.) (a provider of educational services        Inc. (an athletic
   Trustee since 2000             via the Internet) since 2003;                                     clothing marketing
                                - President, Chief Operating Officer, and Director of Unext         and manufacturing
                                  Inc. from 1999 to 2003.                                           company);
                                                                                                  - Goldman Sachs Mutual
                                                                                                    Fund Complex (72
                                                                                                    portfolios);
                                                                                                  - Goldman Sachs
                                                                                                    Closed-End Funds

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,         - Partner in the law firm of Sidley Austin Brown & Wood,          - None
   ESQ. (3)                       LLP.
   Age: 48
   Trustee since 1998
   ---------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)          - President of Northern Trust Global Investments since 2004;      - None
   Age: 46                        and Executive Vice President -- Head of Quantitative
   Trustee since 2006             Management and Securities Lending from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.


                        NORTHERN FUNDS ANNUAL REPORT   79     MONEY MARKET FUNDS

MONEY MARKET FUNDS
TRUSTEES AND OFFICERS (continued)

   OFFICERS OF THE TRUST
   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF
   SERVICE AS OFFICER (1)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ----------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND            - Executive Vice President since 2003 and Director since
   Age: 48                        2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street        President and other positions at The Northern Trust
   Chicago, IL 60603              Company, President and Director of Northern Trust
   President since 2000           Securities, Inc., and Managing Executive, Mutual Funds for
                                  Northern Trust Global Investments since 1989.
   ----------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER           - Senior Vice President at Northern Trust Investments, N.A.
   Age: 44                        since 2001 and Senior Vice President at The Northern Trust
   50 South LaSalle Street        Company and the Director of Distribution, Product
   Chicago, IL 60603              Management and Client Services in the Mutual Fund Group of
   Vice President since 2000      Northern Trust Global Investments since 2000.
   ----------------------------------------------------------------------------------------------
   STUART SCHULDT               - Senior Vice President and Division Manager of Fund
   Age: 43                        Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street        Company since 1998.
   Chicago, IL 60603
   Treasurer since 2005
   ----------------------------------------------------------------------------------------------
   SUSAN J. HILL                - Chief Compliance Officer of Northern Trust Investments,
   Age: 49                        N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street        Investments since 2005; Counsel and Vice President of
   Chicago, IL 60603              Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer       Company from 2000 to 2004.
   since 2004
   ----------------------------------------------------------------------------------------------
   WES L. RINGO                 - Senior Vice President of Northern Trust Investments, N.A.
   Age: 55                        and Compliance Director of Northern Trust Securities, Inc.
   50 South LaSalle Street        since 2001; Managing Director, Assistant General Counsel
   Chicago, IL 60603              and Director of Regulatory Affairs of U.S. Bancorp Piper
   Anti-Money Laundering          Jaffrey from 1996 to 2001.
   Compliance Officer since
   2002
   ----------------------------------------------------------------------------------------------
   BRIAN OVAERT                 - Senior Vice President and Department Head at The Northern
   Age: 44                        Trust Company overseeing Fund Accounting, Transfer Agent
   50 Bank Street                 and Fund Administration functions since 1998.
   London, E145NT
   Assistant Treasurer since
   2005
   ----------------------------------------------------------------------------------------------
   JEFFREY A. DALKE, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                        since 1986.
   One Logan Square
   18th and Cherry Streets
   Philadelphia, PA
   19103-6996
   Secretary since 2000
   ----------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.         - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 58                        since 1998.
   99 High Street, 27th
   Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ----------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY,       - Counsel and Vice President at PFPC Inc. since 2005;
   ESQ.                           Associate Counsel and Director at PFPC Inc. from 2002 to
   Age: 34                        2005; Associate Counsel at Investors Bank & Trust Company,
   99 High Street, 27th           a financial service provider from 2001 to 2002.
   Floor
   Boston, MA 02110
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


MONEY MARKET FUNDS    80      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

   APPROVAL OF ADVISORY AGREEMENT


   The Trustees oversee the management of Northern Funds (the "Trust"), and review the investment performance and expenses of the investment funds covered by this Report (the "Funds") at regularly scheduled meetings held during the Funds' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreement (the "Advisory Agreement") for the Funds with Northern Trust Investments, N.A. (the "Investment Adviser").

   The Advisory Agreement was most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at the annual contract review meeting held on February 16-17, 2006 (the "Annual Contract Meeting").

   In preparation for the Trustees' consideration of the Advisory Agreement at the Annual Contract Meeting, the Trustees reviewed information on the following topics for the Funds at a meeting held on November 4, 2005 (the "November Meeting"): the Investment Adviser's profitability; the qualifications of the Investment Adviser and its affiliates to provide services to the Funds; and policies adopted by the Investment Adviser regarding brokerage, trade allocations and other matters.

   In connection with both the November Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations relating to the Trustees' consideration of the Advisory Agreement, and at those meetings the Trustees also considered the Investment Adviser's oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Annual Contract Meeting without employees of the Investment Adviser present.

   In evaluating the Advisory Agreement at the November Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Adviser's investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

   Specifically in connection with the Trustees' approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the Funds' investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. ("Lipper"), a third-party provider of mutual fund data; (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper;
   (iv) the investment advisory fees charged by the Investment Adviser to the Investment Adviser's institutional accounts; (v) the scope and depth of the Investment Adviser's resources; (vi) the Investment Adviser's staffing for the Funds and the experience of the portfolio managers; (vii) the Investment Adviser's financial resources and its ability to attract and retain portfolio management talent; (viii) the fees paid by the Funds to the Investment Adviser and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; (ix) the benefits received by the Investment Adviser and its affiliates from their relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Adviser's willingness to meet with representatives of the Board of Trustees outside of the Board meetings in preparation for the Annual Contract Meeting and to provide information requested by the Trustees.

   In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds' shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Adviser

                        NORTHERN FUNDS ANNUAL REPORT   81     MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS (continued)                                 MARCH 31, 2006

   was both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, and had continued to develop its internal audit program with respect to the Funds.

   The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third parties. This information on the Funds' investment performance was provided for one, two, three, four, five and ten years. In addition, the Trustees considered the Funds' investment performance relative to their respective performance benchmarks and in light of the investment objectives and credit parameters applicable to the Funds, as well as the investor base the Funds are intended to serve. They also considered the Funds' compliance with regulations of the Securities and Exchange Commission applicable to money market mutual funds and the stability of the Funds' net asset values. In addition, the Trustees reviewed the consistency of the Investment Adviser's investment approach for the Funds.

   Based on the information provided, the Trustees believed that the Funds had provided competitive yields in light of their respective investment objectives and policies.

   The Trustees also considered the Funds' contractual advisory fee rates; the Funds' total operating expense ratios; the Investment Adviser's voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services, and reviewed information as to whether the Investment Adviser had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the Trustees considered the Investment Adviser's view that the Funds may be sharing in economies of scale through the level at which the Funds' advisory fees are set and through the Investment Adviser's voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing the fee rates charged by the Investment Adviser (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in 2002 and the further reductions in the advisory contractual fee rates beginning in 2006.

   At the Annual Contract Meeting the Board approved reductions in the contractual advisory fee rates of the Funds listed below. These reductions became effective on March 24, 2006. The effect of these contractual fee reductions was to eliminate the difference between the Funds' contractual advisory fee rates and the actual fee rates (after waivers) currently paid by these Funds. As a result of these reductions, the new annual contractual fee rates for the Funds listed below, based on their average net assets computed daily and paid monthly, are as follows:

                                                         NEW
                                                     CONTRACTUAL
                                                       ADVISORY
  NAME OF FUND                                         FEE RATE
  ---------------------------------------------------------------
  California Municipal Money Market                     0.40%
  Money Market                                          0.40%
  Municipal Money Market                                0.40%
  U.S. Government Money Market                          0.40%
  U.S. Government Select Money Market                   0.40%
  ---------------------------------------------------------------

   Information on the services rendered by the Investment Adviser to the Funds, the reduced fee rates paid by the Funds under the Advisory Agreement and the Funds' total operating expense ratios were compared to similar information for other mutual funds advised by the Investment Adviser and other, unaffiliated investment management firms. Many of the comparisons of the Funds' fee rates and total operating expense ratios were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the Investment Adviser to private accounts managed by it. In addition, the Trustees noted the Investment Adviser's voluntary undertaking to limit the Funds' total expense ratios to specified levels, which would continue in effect on a voluntary basis after the contractual advisory fee reductions described above.

   After deliberation, the Trustees concluded at the Annual Contract Meeting with respect to all of the Funds, that the fees paid by Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds' current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved and continued.

MONEY MARKET FUNDS    82      NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                        NORTHERN FUNDS ANNUAL REPORT   83     MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

---------------------------------------------------------------
   PORTFOLIO HOLDINGS

  Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

---------------------------------------------------------------
   PROXY VOTING

  A description of Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


MONEY MARKET FUNDS    84      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust
--------------------------------------------------------------------------------
                                NOT FDIC INSURED

--------------------------------------------------------------------------------
                        May lose value/No bank guarantee

--------------------------------------------------------------------------------




 2      PORTFOLIO MANAGEMENT COMMENTARY
 14     STATEMENTS OF ASSETS AND LIABILITIES
 16     STATEMENTS OF OPERATIONS
 18     STATEMENTS OF CHANGES IN NET ASSETS
 20     FINANCIAL HIGHLIGHTS
        SCHEDULES OF INVESTMENTS
        32    ARIZONA TAX-EXEMPT FUND
        34    CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
        38    CALIFORNIA TAX-EXEMPT FUND
        42    FIXED INCOME FUND
        47    FLORIDA INTERMEDIATE TAX-EXEMPT FUND
        50    GLOBAL FIXED INCOME FUND
        52    HIGH YIELD FIXED INCOME FUND
        59    HIGH YIELD MUNICIPAL FUND
        69    INTERMEDIATE TAX-EXEMPT FUND
        77    SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
        79    TAX-EXEMPT FUND
        87    U.S. GOVERNMENT FUND
 89     NOTES TO THE FINANCIAL STATEMENTS
 96     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 97     TAX INFORMATION
 98     FUND EXPENSES
 100    ABBREVIATIONS AND OTHER INFORMATION
 102    TRUSTEES AND OFFICERS
 108    FOR MORE INFORMATION

                         NORTHERN FUNDS ANNUAL REPORT   1     FIXED INCOME FUNDS

FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

ARIZONA TAX-EXEMPT FUND

The dominant themes in the fixed-income markets for the fiscal           FUND MANAGER
year ended March 31, 2006, were strikingly similar to the                        ERIC V. BOECKMANN
previous year: a Federal Reserve in a tightening mode and a                      With Northern Trust
dramatic flattening of the yield curve. With the economy                         since 1985
successfully weathering Hurricane Katrina and the unemployment rate falling appreciably, the Fed raised its benchmark rate by
200 basis points in the past 12 months. In response, short-term          (PHOTO)
interest rates rose prominently while long-term yields responded         FUND STATISTICS
to a much lesser degree, as inflation expectations remained
largely muted. Even with the change in Fed chairmanship, the             INCEPTION DATE: October 1, 1999
market anticipates some continued firming of monetary policy.            TOTAL NET ASSETS: $52 million
                                                                         NET ASSET VALUE: $10.29
In this challenging interest rate environment, the Fund gained           TICKER SYMBOL: NOAZX
2.70 percent versus 3.44 percent for the Lehman Brothers Arizona         AVERAGE MATURITY: 10.3 years
Municipal Bond Index. The Fund's underperformance can be                 DURATION: 5.7 years
attributed chiefly to our holding fewer long-term bonds than the         DIVIDEND SCHEDULE: Monthly
Index, as those issues performed best when the yield curve
flattened. The tax-exempt market absorbed record new issuance in
2005, with much of this supply in the form of pre-refunding              AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
transactions used to refinance higher interest debt. In order to         ----------------------------------------------------
pre-refund an issue, a new security is issued with proceeds
invested in U.S. Treasury bonds. These assets are then used to           ONE YEAR               2.70%
retire the original issue when it reaches its call date. The             THREE YEAR             2.80%
Fund profited as longer-dated holdings were pre-refunded to their        FIVE YEAR              4.31%
call dates, and our exposure to government-backed municipals grew        SINCE INCEPTION        5.36%
from roughly 26 percent to nearly 39 percent. These events
heightened our overweighting of top-rated Arizona securities, as         ----------------------------------------------------
narrow credit spreads argue for higher quality holdings.

The impact on the economy, notably the housing market, and on            Performance quoted represents past performance and
inflation, specifically commodity prices, from the cumulative Fed        does not guarantee future results. Investment return
tightenings will be our major focus going forward. The Fund              and principal value will fluctuate so that shares,
continues to be modestly defensive in terms of duration                  when redeemed, may be worth more or less than their
weighting. Currently, we favor premium coupon municipals with            original cost. Current performance may be lower or
less than 10-year calls, which enhance yield relative to                 higher than that shown here. Performance data
duration. Particular attention will be paid to the Arizona new           current to the most recent month-end is available at
issue calendar, especially since overall municipal supply in 2006        NORTHERNFUNDS.COM.
has slowed markedly. Overall, we will target these fundamental
and technical developments to enhance tax-exempt returns for Fund        The Fund is "non-diversified" under the Investment
shareholders.                                                            Company Act of 1940, and may invest more of its
                                                                         assets in fewer issuers than "diversified" mutual
                                                                         funds.

                                                                         Income from the Fund may be subject to federal
                                                                         alternative minimum tax (AMT), state and local
                                                                         taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Arizona Tax-Exempt Fund
---
     Lehman Brothers Arizona Municipal Bond Index

                       (LINE GRAPH)

                                                 LEHMAN BROTHERS
                        ARIZONA                 ARIZONA MUNICIPAL
                    TAX-EXEMPT FUND                 BOND INDEX
                    ---------------                 ----------
10/1/99                  10,000                        10,000
                         10,237                        10,205
                         11,362                        11,233
                         11,755                        11,701
                         12,914                        12,784
                         13,477                        13,508
                         13,671                        13,773
3/31/06                  14,040                        14,246

                                                The Lehman Brothers Arizona
                                                Municipal Bond Index is an
                                                unmanaged index of investment
                                                grade (Baa or better) tax-exempt
                                                Arizona bonds with a remaining
                                                maturity of at least one year.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



FIXED INCOME FUNDS    2      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

During the period ended March 31, 2006, two themes continued to          FUND MANAGER
dominate the fixed-income markets: the Federal Reserve's ongoing                 ERIC V. BOECKMANN
raising of short-term rates and a dramatic flattening of the                     With Northern Trust
yield curve. The Fed raised its benchmark rate by 200 basis                      since 1985
points in the past 12 months, as the economy successfully
weathered Hurricane Katrina and the unemployment rate fell
appreciably. While short-term interest rates rose along with the         (PHOTO)
tightening, long-term yields responded to a much lesser degree,          FUND STATISTICS
as inflation expectations remained largely muted. The market
anticipates future firming of monetary policy, despite the change        INCEPTION DATE: October 1, 1999
in Fed chairmanship from Greenspan to Bernanke.                          TOTAL NET ASSETS: $74 million
                                                                         NET ASSET VALUE: $10.15
Despite this challenging interest rate environment, the                  TICKER SYMBOL: NCITX
California Intermediate Tax-Exempt Fund was still able to                AVERAGE MATURITY: 10.0 years
generate a positive total return for the fiscal year. The Fund           DURATION: 5.5 years
gained 2.70 percent versus 2.82 percent for the Lehman Brothers          DIVIDEND SCHEDULE: Monthly
Mutual Fund California Intermediate Tax-Exempt Index. The slight underperformance by the Fund is attributable to fewer holdings in
shorter maturities, which experienced tremendous in-state demand.        AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
The tax-exempt market absorbed record new issuance in 2005, with         ----------------------------------------------------
much of this supply in the form of pre-refunding transactions
used to refinance higher interest debt. In order to pre-refund an        ONE YEAR               2.70%
issue, a new security is issued with proceeds invested in U.S.           THREE YEAR             2.63%
Treasury bonds. These assets are then used to retire the original        FIVE YEAR              3.96%
issue when it reaches its call date. Pre-refundings helped               SINCE INCEPTION        4.76%
increase our exposure to the government-backed sector from
roughly 11 percent to over 21 percent. Our overweighting of              ----------------------------------------------------
top-tier California securities reflects our view that narrow credit spreads argue for higher quality holdings.
                                                                         Performance quoted represents past performance and
We are currently focused on the cumulative impact of Fed                 does not guarantee future results. Investment return
tightenings on the fluctuate so that shares, when redeemed, may          and principal value will be worth more or less than
economy, notably housing, and on inflation, specifically                 their original cost. Current performance may be
commodity prices. The Fund continues to be modestly defensive in         lower or higher  than that shown here. Performance
terms of duration. Currently, we favor premium coupon municipals         data current to the most recent month-end is
callable in under 10 years, which enhance yield relative to              available at NORTHERNFUNDS.COM.
duration. Due to consistent strong demand by investors,
particular attention will be paid to the California new issue            The Fund is "non-diversified" under the Investment
calendar, especially since supply so far in 2006 has slowed              Company Act of 1940, and may invest more of its
markedly. Overall, we will target these fundamental and technical        assets in fewer issuers than "diversified" mutual
developments to enhance tax-exempt returns for Fund shareholders.        funds.

                                                                         Income from the Fund may be subject to federal
                                                                         alternative minimum tax (AMT), state and local
                                                                         taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     California Intermediate Tax-Exempt Fund

---
     Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index

                       (LINE GRAPH)

                                                   LEHMAN BROTHERS
                      CALIFORNIA                     MUTUAL FUND
                     INTERMEDIATE               CALIFORNIA INTERMEDIATE
                    TAX-EXEMPT FUND                TAX-EXEMPT INDEX
                    ---------------                ----------------
10/1/99                 10,000                          10,000
                        10,231                          10,182
                        11,135                          11,129
                        11,469                          11,507
                        12,507                          12,608
                        13,032                          13,285
                        13,174                          13,501
3/31/06                 13,529                          13,882

                                                The Lehman Brothers Mutual Fund
                                                California Intermediate
                                                Tax-Exempt Index is an unmanaged
                                                index of investment grade (Baa
                                                or better) tax-exempt California
                                                bonds with maturities of five to
                                                ten years.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



                       NORTHERN FUNDS ANNUAL REPORT    3      FIXED INCOME FUNDS

FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

CALIFORNIA TAX-EXEMPT FUND

During the fiscal year ended March 31, 2006, the dominant themes         FUND MANAGER
for fixed income markets were strikingly similar to those that                   ERIC V. BOECKMANN
drove market performance during the previous year: the Federal                   With Northern Trust
Reserve in a tightening mode and the dramatic flattening of the                  since 1985
yield curve. With the economy successfully weathering Hurricane
Katrina and with the unemployment rate falling appreciably, the
Fed raised its benchmark rate by two full percentage points              (PHOTO)
during the past 12 months. In response, short-term interest rates        FUND STATISTICS
rose substantially. At the same time, long-term yields responded
to a much lesser degree, reflecting muted expectations for               INCEPTION DATE: April 8, 1997
inflation.                                                               TOTAL NET ASSETS: $92 million
                                                                         NET ASSET VALUE: $10.93
Despite this potentially challenging interest rate environment,          TICKER SYMBOL: NCATX
the Fund nonetheless generated a positive total return for the           AVERAGE MATURITY: 12.8 years
fiscal year. The Fund gained 3.93 percent, compared with the 4.38        DURATION: 5.9 years
percent gain of the Lehman Brothers Mutual Fund California               DIVIDEND SCHEDULE: Monthly
Municipal Index. The Fund's underperformance was chiefly
attributable to an underweight relative to the Index in
longer-term bonds, which benefited the most from the flattening          AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
of the yield curve. During 2005, the tax-exempt market absorbed          ----------------------------------------------------
record new issuance. Much of this supply was in the form of
pre-refunding transactions that refinanced higher interest debt.         ONE YEAR               3.93%
The Fund profited from this occurrence, as longer-dated bonds            THREE YEAR             3.90%
were pre-refunded. As a result, exposure to the government-backed        FIVE YEAR              5.05%
sector grew from roughly 10 percent to over 38 percent. These            SINCE INCEPTION        5.92%
events heightened the Fund's overweight to top-tier securities,
as the narrow yield advantage of California municipals relative          ----------------------------------------------------
to Treasuries argues for higher-quality holdings.

Our primary focus will be on analyzing the impact of the Fed's           Performance quoted represents past performance and
interest rate hikes on the economy, notably the housing market.          does not guarantee future results. Investment return
We will also focus on the impact of the hikes on inflation,              and principal value will fluctuate so that shares,
especially commodity prices. Against the backdrop of rising              when redeemed, may be worth more or less than their
interest rates, the Fund continues to be modestly defensive              original cost. Current performance may be lower or
relative to the Index in terms of its duration, or interest rate         higher than that shown here. Performance data
sensitivity. Due to consistent strong demand by in-state                 current to the most recent month-end is available at
investors, we will pay particular attention to the California            NORTHERNFUNDS.COM.
new-issue calendar, especially in light of the fact that new
issuance has slowed markedly so far in 2006. Overall, we intend          The Fund is "non-diversified" under the Investment
to target these fundamental and technical developments to                Company Act of 1940, and may invest more of its
enhance tax-exempt returns for Fund shareholders.                        assets in fewer issuers than "diversified" mutual
                                                                         funds.

                                                                         Income from the Fund may be subject to federal
                                                                         alternative minimum tax (AMT), state and local
                                                                         taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT


---
     California Tax-Exempt Fund
---
     Lehman Brothers Mutual Fund California Municipal Index

                       (LINE GRAPH)

                                                     LEHMAN BROTHERS
                       CALIFORNIA                      MUTUAL FUND
                    TAX-EXEMPT FUND             CALIFORNIA MUNICIPAL INDEX
                    ---------------             --------------------------
4/8/97                  10,000                            10,000
                        11,183                            11,136
                        11,882                            11,900
                        11,563                            11,861
                        12,991                            13,140
                        13,266                            13,587
                        14,931                            14,857
                        15,732                            15,724
                        16,127                            16,293
3/31/06                 16,760                            17,008

                                                The Lehman Brothers Mutual Fund
                                                California Municipal Index is an
                                                unmanaged index of investment
                                                grade (Baa or better) tax-exempt
                                                California bonds with a
                                                remaining maturity of at least
                                                one year.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and
                                                management fees.



FIXED INCOME FUNDS    4      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

FIXED INCOME FUND

Against a backdrop of solid economic growth and benign inflation,        FUND MANAGERS
the Federal Reserve gradually removed its accommodative interest                 COLIN A. ROBERTSON
rate policy during the past year by hiking the overnight rate to                 With Northern Trust
4.75 percent in eight quarter-point increments. This series of                   since 2002
rate hikes caused shorter-maturity issues, which are most
sensitive to Fed policy, to underperform. Prior to February,                     MATTHEW TOMS
longer maturities traded in a 4.00 - 4.50 percent range,                         With Northern Trust
reflecting the outperformance of longer-term bonds. In March,                    since 2000
however, Treasury yields broke out of this range as the market began to factor in the possibility that the Fed would raise rates
to 5.00 percent or higher. High-yield bonds weathered the                (PHOTO)
volatility relatively well, but investment grade bonds                   FUND STATISTICS
underperformed.
                                                                         INCEPTION DATE: April 1, 1994
The Fund provided a return of 2.17 percent during the fiscal             TOTAL NET ASSETS: $789 million
year, slightly underperforming the 2.26 percent return of its            NET ASSET VALUE: $9.73
benchmark, the Lehman Brothers Aggregate Bond Index. Given our           TICKER SYMBOL: NOFIX
benign inflation outlook and expectations for a vigilant Fed, we         AVERAGE MATURITY: 9.0 years
maintained a barbelled position with an overweight to both cash          DURATION: 5.2 years
and longer maturity securities. This benefited performance given         DIVIDEND SCHEDULE: Monthly
the flattening of the yield curve. When the yield curve moved to a modest inversion in late December -- meaning that short-term
yields exceeded long-term yields -- we shifted towards a more            AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
bulleted structure, or in other words, away from the barbelled           ----------------------------------------------------
approach to a maturity positioning more in line with that of the
market. The Fund modestly benefited from our tactical decisions          ONE YEAR               2.17%
to increase and decrease interest rate sensitivity as yields             FIVE YEAR              4.19%
moved around within the trading range. However, rising interest          TEN YEAR               5.41%
rates detracted from performance at the end of the fiscal year,          SINCE INCEPTION        5.78%
as the Fund remained positioned for the trading range to hold.
                                                                         ----------------------------------------------------
The Fund benefited from overweight holdings in commercial
mortgage-backed securities and asset-backed securities, as these
sectors delivered strong outperformance due to investor demand           Performance quoted represents past performance and
for yield in the low rate environment. However, our underweight          does not guarantee future results. Investment return
to debt issued by the Federal agencies detracted from                    and principal value will fluctuate so that shares,
performance. The Fund's overweight in investment-grade corporate         when redeemed, may be worth more or less than their
securities also was a mild negative, but its overweight to high          original cost. Current performance may be lower or
yield bonds strongly benefited performance.                              higher than that shown here. Performance data
                                                                         current to the most recent month-end is available at
                                                                         NORTHERNFUNDS.COM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Fixed Income
---
     Lehman Brothers Aggregate Bond Index

                       (LINE GRAPH)

                                                  LEHMAN BROTHERS
                    FIXED INCOME                AGGREGATE BOND INDEX
                    ------------                --------------------
4/1/94                 10,000                          10,000
                       10,417                          10,499
                       11,580                          11,631
                       12,108                          12,202
                       13,549                          13,666
                       14,259                          14,551
                       14,330                          14,824
                       15,973                          16,681
                       16,464                          17,572
                       17,996                          19,625
                       19,072                          20,687
                       19,212                          20,925
3/31/06                19,629                          21,398

                                                The Lehman Brothers Aggregate
                                                Bond Index is an unmanaged index
                                                of prices of U.S.
                                                dollar-denominated investment
                                                grade fixed income securities
                                                with remaining maturities of one
                                                year and longer.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and
                                                management fees.



                       NORTHERN FUNDS ANNUAL REPORT    5      FIXED INCOME FUNDS

FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

FLORIDA INTERMEDIATE TAX-EXEMPT FUND

In its quest to return to a neutral policy stance, the Federal           FUND MANAGERS
Reserve raised the federal funds rate an additional two                          TIMOTHY T.A. MCGREGOR
percentage points during the past 12 months, moving the benchmark                With Northern Trust
rate to 4.75 percent. This brings to 15 the number of consecutive                since 1989
quarter-point increases since the Fed began its tightening
campaign in June 2004. The Fed's actions, coupled with solid                     TIMOTHY BLAIR
economic and employment growth, led to higher yields across the                  With Northern Trust
board. The yield curve flattened dramatically during the year. At                since 1992
the same time as the short-term rate increases continued to put upward pressure on the short end of the yield curve, benign
inflation readings and robust foreign demand helped the long end         (PHOTO)
outperform.                                                              FUND STATISTICS

The municipal yield curve flattened in sympathy with the Treasury        INCEPTION DATE: August 15, 1996
curve. However, one distinct difference was that while long-term         TOTAL NET ASSETS: $48 million
Treasury yields rose marginally, yields on long-term municipals          NET ASSET VALUE: $10.42
actually experienced a modest decline. The municipal market              TICKER SYMBOL: NOFTX
posted strong outperformance as the record new-issue supply in           AVERAGE MATURITY: 7.4 years
2005 was followed by a dramatic drop during the first quarter of         DURATION: 4.8 years
2006.                                                                    DIVIDEND SCHEDULE: Monthly

Despite the difficult interest rate backdrop, the Florida
Intermediate Tax-Exempt Fund returned 2.43 percent for the period        AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
ended March 31, 2006, compared with a 2.53 percent total return          ----------------------------------------------------
for its benchmark, the Lehman Brothers Mutual Fund Florida
Intermediate Tax-Exempt Municipal Index.                                 ONE YEAR               2.43%
                                                                         THREE YEAR             2.59%
We maintained a barbelled position with an overweight to both            FIVE YEAR              3.96%
cash and longer maturity securities, and this helped performance         SINCE INCEPTION        4.68%
given the flattening of the yield curve. Our decision to reduce
the duration, or interest rate sensitivity, of the Fund also             ----------------------------------------------------
proved beneficial to shareholders. Although it detracted from performance, we maintained an overweight in high-quality
positions. We felt, and continue to  feel, that lower-quality            Performance quoted represents past performance and
investment grade bonds fail to add any meaningful yield advantage        does not guarantee future results. Investment return
to compensate for the higher risk. While we intend to maintain a         and principal value will fluctuate so that shares,
slightly defensive posture, we believe the Fund is well                  when redeemed, may be worth more or less than their
positioned to capture a higher income stream given the rise in           original cost. Current performance may be lower or
interest rates.                                                          higher than that shown here. Performance data
                                                                         current to the most recent month-end is available at
                                                                         NORTHERNFUNDS.COM.

                                                                         The Fund is "non-diversified" under the Investment
                                                                         Company Act of 1940, and may invest more of its
                                                                         assets in fewer issuers than "diversified" mutual
                                                                         funds.

                                                                         Income from the Fund may be subject to federal
                                                                         alternative minimum tax (AMT), state and local
                                                                         taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Florida Intermediate Tax-Exempt Fund
---
     Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index

                       (LINE GRAPH)

                                                    LEHMAN BROTHERS
                       FLORIDA                    MUTUAL FUND FLORIDA
                     INTERMEDIATE               INTERMEDIATE TAX-EXEMPT
                    TAX-EXEMPT FUND                 MUNICIPAL INDEX
                    ---------------                 ---------------
8/15/96                 10,000                          10,000
                        10,266                          10,295
                        11,141                          11,204
                        11,733                          11,857
                        11,761                          11,921
                        12,782                          13,112
                        13,186                          13,540
                        14,376                          14,860
                        15,010                          15,675
                        15,160                          15,813
3/31/06                 15,528                          16,213

                                                The Lehman Brothers Mutual Fund
                                                Florida Intermediate Tax-Exempt
                                                Municipal Index is an unmanaged
                                                index of investment grade (Baa
                                                or better) tax-exempt Florida
                                                bonds with a remaining maturity
                                                of at least one year.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



FIXED INCOME FUNDS    6      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

GLOBAL FIXED INCOME FUND

During the fiscal year, continued economic growth worldwide              FUND MANAGER
ensured that yields in most major markets moved higher. Global                   WAYNE G. BOWERS
yield curves flattened during the period, meaning that short-term                With Northern Trust
yields climbed faster than longer-dated yields.                                  since 1999

This reflected the underperformance of short-term bonds, which           (PHOTO)
are most affected by central bank policies, and the corresponding        FUND STATISTICS
outperformance of longer-term bonds, which were supported by
demand from central banks and pension funds. The exception to            INCEPTION DATE: April 1, 1994
this trend was in the U.K., where the accelerated nature of the          TOTAL NET ASSETS: $33 million
business and interest rate cycle compared to the U.S. and Europe,        NET ASSET VALUE: $10.44
along with a slowing domestic growth outlook with benign                 TICKER SYMBOL: NOIFX
inflation, enabled the Bank of England to cut interest rates.            AVERAGE MATURITY: 7.1 years
This, together with an increased appetite for longer-dated debt          DURATION: 5.5 years
by pension funds, ensured that the U.K. yield curve flattened            DIVIDEND SCHEDULE: Annually
slightly, with lower yields across all maturities.

For the 12 months ended March 31, 2006, the Fund posted a  - 5.74        AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
percent total return for the 12-month period, compared with a            ----------------------------------------------------
total return of  - 4.58 percent for its benchmark, the J.P.
Morgan Government Bond Index Global. This underperformance of            ONE YEAR              (5.74)%
both the Fund and its benchmark was primarily due to the                 FIVE YEAR              5.63%
continued expansion of the world economy, inflationary concerns,         TEN YEAR               3.95%
higher risk premiums and tighter central bank policies in most           SINCE INCEPTION        4.82%
major developed economies. The Fund was strategically positioned
for an unchanged interest rate scenario in Europe, and this              ----------------------------------------------------
positioning contributed to underperformance.

The U.S. dollar had a strong rally during the second quarter of          Performance quoted represents past performance and
2005 and finished the reporting period 6.8 percent higher versus         does not guarantee future results. Investment return
a basket of major currencies, with strong appreciation versus the        and principal value will fluctuate so that shares,
Japanese yen and British pound. We had positioned the Fund with          when redeemed, may be worth more or less than their
moderate strategic dollar underweight positions for most of the          original cost. Current performance may be lower or
year, and thus the Fund's performance versus the benchmark was           higher than that shown here. Performance data
negatively affected by the upward move in the dollar that                current to the most recent month-end is available at
occurred during the second calendar quarter of 2005.                     NORTHERNFUNDS.COM.

Our current positioning still favors an underweight in Japan. The        The Fund is "non-diversified" under the Investment
Fund is also underweight the U.S. dollar due to the rising U.S.          Company Act of 1940, and may invest more of its
current account and budget deficits, along with the likely end           assets in fewer issuers than "diversified" mutual
of the cycle of Federal Reserve rate increases that helped               funds.
support the dollar throughout the past year.
                                                                         Foreign securities may involve additional risks,
                                                                         including social and political instability, reduced
                                                                         market liquidity and currency volatility.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Global Fixed Income Fund
---
     J.P . Morgan Government Bond Index Global

                       (LINE GRAPH)

                                                 J.P . MORGAN
                    GLOBAL FIXED                GOVERNMENT BOND
                    INCOME FUND                  INDEX GLOBAL
                    -----------                  ------------
4/1/94                10,000                        10,000
                      11,281                        11,208
                      11,946                        11,946
                      12,109                        12,197
                      12,665                        12,999
                      13,891                        14,263
                      13,181                        14,141
                      13,384                        14,011
                      13,386                        14,086
                      15,850                        17,591
                      17,837                        19,940
                      18,670                        21,002
3/31/06               17,598                        20,040

                                                The J.P. Morgan Government Bond
                                                Index Global is an unmanaged
                                                index of traded government fixed
                                                income securities that cannot be
                                                purchased by international
                                                investors.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



                       NORTHERN FUNDS ANNUAL REPORT    7      FIXED INCOME FUNDS

FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

HIGH YIELD FIXED INCOME FUND

The high yield fixed income market posted positive returns for           FUND MANAGERS
the 12-month period ended March 31, 2006, with the Lehman                        M. JANE MCCART
Brothers High Yield Corporate Bond Index returning 7.43 percent                  With Northern Trust
behind robust economic growth and continued strength in the                      since 1998
fundamentals of high yield issuers. Performance across the high
yield credit tiers was tightly distributed. BB-rated bonds                       MATTHEW TOMS
generated a 6.83 percent return, B-rated bonds returned 8.06                     With Northern Trust
percent and CCC-rated bonds returned 7.03 percent. The strongest                 since 2000
performing sectors included transportation -- which
was led by the airlines -- as well as technology, communications                 EDWARD J. CASEY
and energy. Longer-dated high yield bonds outperformed                           With Northern Trust
intermediate-term maturities, reflecting the trend in the bond                   since 2002
market as a whole.

The Fund returned 6.23 percent during the annual period,                 (PHOTO)
underperforming the Index. We transitioned to a more cautious            FUND STATISTICS
strategy during the year, reducing the Fund's weighting in
CCC-rated securities and raising its position in cash                    INCEPTION DATE: December 31, 1998
equivalents. The transition to an underweight in CCC-issues              TOTAL NET ASSETS: $1.4 billion
benefited the Fund in the beginning of the period, as credit             NET ASSET VALUE: $8.04
spreads widened with the entrance of General Motors and Ford into        TICKER SYMBOL: NHFIX
the high yield market. However, this underweight affected the            AVERAGE MATURITY: 7.8 years
Fund negatively in the latter part of the period, when credit            DURATION: 4.3 years
spreads tightened in response to the strength in the small-cap           DIVIDEND SCHEDULE: Monthly
equity market.

From a maturity perspective, we increased the portfolio's                AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
exposure to longer-dated securities issued by companies in the           ----------------------------------------------------
automotive, paper, pipeline, technology and wireline sectors.
However, the Fund remained underweight in longer-term bonds, and         ONE YEAR               6.23%
this represented a headwind for performance given the strong             THREE YEAR            10.03%
returns of this part of the market. On a sector basis, the Fund's        FIVE YEAR              7.44%
overweight to the communications, technology and energy sectors          SINCE INCEPTION        5.59%
added to returns, while its underweight to airlines and autos
negatively affected performance.                                         ----------------------------------------------------

We believe the high yield market remains well supported from a
credit perspective given current economic and market conditions,         Performance quoted represents past performance and
particularly in light of the fact that default rates remain below        does not guarantee future results. Investment return
the historical industry average and new issue supply appears to          and principal value will fluctuate so that shares,
be relatively manageable.                                                when redeemed, may be worth more or less than their
                                                                         original cost. Current performance may be lower or
                                                                         higher than that shown here. Performance data
                                                                         current to the most recent month-end is available at
                                                                         NORTHERNFUNDS.COM.

                                                                         The Fund invests in below investment-grade debt
                                                                         obligations, commonly known as "junk bonds." While
                                                                         offering higher current yields, these securities
                                                                         generally are considered speculative and are subject
                                                                         to greater risks than higher-rated bonds.


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     High Yield Fixed Income Fund
---
     Lehman Brothers High Yield Corporate Bond Index

                       (LINE GRAPH)

                                                  LEHMAN BROTHERS
                       HIGH YIELD                    HIGH YIELD
                    FIXED INCOME FUND           CORPORATE BOND INDEX
                    -----------------           --------------------
12/31/98                  10,000                       10,000
                          10,202                       10,184
                          10,269                       10,000
                          10,347                       10,251
                          10,583                       10,318
                          11,120                       10,771
                          13,259                       13,206
                          13,965                       14,114
3/31/06                   14,836                       15,163

                                                The Lehman Brothers High Yield
                                                Corporate Bond Index is a market
                                                value-weighted index that tracks
                                                the daily price-only, coupon and
                                                total return performance of
                                                non-investment grade, fixed
                                                rate, publicly placed,
                                                dollar-denominated and
                                                nonconvertible debt registered
                                                with the U.S. Securities and
                                                Exchange Commission.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



FIXED INCOME FUNDS    8      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

HIGH YIELD MUNICIPAL FUND

With a backdrop of moderate inflation, volatile energy prices and        FUND MANAGER
strong economic growth, the Federal Reserve continued to raise                   M. JANE MCCART
short-term interest rates during the 12-month period ended March                 With Northern Trust
31, 2006. The federal funds rate was raised eight separate times                 since 1998
for a total of 200 basis points, bringing the benchmark rate from
2.75 percent to 4.75 percent. During this time, the municipal
yield curve continued to flatten considerably, with one-year             (PHOTO)
AAA-rated municipal yields rising approximately 100 basis points,        FUND STATISTICS
10-year AAA municipal rates rising about 25 basis points and
30-year AAA municipal rates falling approximately 10 basis               INCEPTION DATE: December 31, 1998
points.                                                                  TOTAL NET ASSETS: $234 million
                                                                         NET ASSET VALUE: $9.69
The Fund returned 5.00 percent for the fiscal year,                      TICKER SYMBOL: NHYMX
underperforming the 9.11 percent return of the Lehman Brothers           AVERAGE MATURITY: 18.4 years
Municipal Non-Investment Grade Bond Index. This underperformance         DURATION: 7.6 years
was due largely to the very strong returns posted by the                 DIVIDEND SCHEDULE: Monthly
lowest-quality sectors, an area in which the Fund is underweight relative to the Index. BB-rated issues in the Index returned
approximately 6.5 percent, B-rated issues returned approximately         AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
11.1 percent and CCC-rated securities returned approximately 29          ----------------------------------------------------
percent. Nevertheless, we continue to position the Fund with a
higher credit quality and more diversified sector profile than           ONE YEAR               5.00%
that of the Index.                                                       THREE YEAR             5.75%
                                                                         FIVE YEAR              6.02%
The Fund's underweight to the airline sector, which is 15 percent        SINCE INCEPTION        4.39%
of the Index, along with its underweight to the tobacco sector,
hurt performance. Though both Delta Airlines and Northwest               ----------------------------------------------------
Airlines defaulted during the period, the remainder of the
airline sector recovered significantly, posting very strong
positive returns. Also detracting was the Fund's weighting in            Performance quoted represents past performance and
cash equivalents. We continued to diversify the portfolio by             does not guarantee future results. Investment return
increasing its holdings in the continuing care, hospital and             and principal value will fluctuate so that shares,
higher education and tobacco sectors.                                    when redeemed, may be worth more or less than their
                                                                         original cost. Current performance may be lower or
We believe the high yield municipal market remains well-supported        higher than that shown here. Performance data
from a credit perspective given current economic and market              current to the most recent month-end is available at
conditions, particularly in light of the fact that default rates         NORTHERNFUNDS.COM.
remain low, new issue supply remains relatively manageable and
investor demand remains strong.                                          The Fund invests in below investment-grade debt
                                                                         obligations, commonly known as "junk bonds." While
                                                                         offering higher current yields, these securities
                                                                         generally are considered speculative and are subject
                                                                         to greater risks than higher-rated bonds.

                                                                         Income from the Fund may be subject to federal
                                                                         alternative minimum tax (AMT), state and local
                                                                         taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     High Yield Municipal Fund
---
     Lehman Brothers Municipal Non-Investment Grade Bond Index

                       (LINE GRAPH)

                                                    LEHMAN BROTHERS
                      HIGH YIELD                MUNICIPAL NON-INVESTMENT
                    MUNICIPAL FUND                  GRADE BOND INDEX
                    --------------                  ----------------
12/31/98                10,000                           10,000
                        10,054                           10,142
                         9,503                            9,958
                        10,182                           10,727
                        10,740                           11,126
                        11,529                           10,935
                        12,409                           12,959
                        12,999                           14,150
3/31/06                 13,649                           15,440

                                                The Lehman Brothers Municipal
                                                Non-Investment Grade Bond Index
                                                is an unmanaged index of
                                                non-investment grade (Ba or
                                                lower) tax-exempt bonds with a
                                                remaining maturity of at least
                                                one year.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



                       NORTHERN FUNDS ANNUAL REPORT    9      FIXED INCOME FUNDS

FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

INTERMEDIATE TAX-EXEMPT FUND

Bond yields rose during the past year in response to eight               FUND MANAGER
consecutive quarter-point Federal Reserve rate increases. The Fed                TIMOTHY T.A. MCGREGOR
raised its funds rate from 2.75 percent to 4.75 percent, citing                  With Northern Trust
the removal of easy monetary conditions as its main objective.                   since 1989
These actions caused the tax-exempt yield curve to flatten, as short rates rose while long-term rates actually declined.
                                                                         (PHOTO)
Despite this potentially challenging environment, the Fund was           FUND STATISTICS
able to generate a positive 2.56 percent total return for the
period, compared with a return of 2.71 percent for its benchmark,        INCEPTION DATE: April 1, 1994
the Lehman Brothers Mutual Fund Intermediate Municipal Bond              TOTAL NET ASSETS: $560 million
Index. A positive influence on performance was the Fund's correct        NET ASSET VALUE: $10.18
maturity positioning and a below-benchmark exposure to interest          TICKER SYMBOL: NOITX
rate risk. Specifically, the Fund's average interest rate risk           AVERAGE MATURITY: 7.6 years
exposure was 20 percent below normal levels, a positive factor           DURATION: 4.4 years
given the fact that rates rose. Additionally, we incorporated a          DIVIDEND SCHEDULE: Monthly
maturity structure designed to capture the benefits of the yield curve flattening. Underweights in the tobacco and health care
sectors detracted from performance, however.                             AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
                                                                         ----------------------------------------------------
Record supply conditions led to the creation of an abundance of
pre-refunded municipal bonds, typically tax-exempt but                   ONE YEAR               2.56%
credit-backed by U.S. government securities. The high level of           FIVE YEAR              4.25%
supply created an opportunity to increase the Fund's exposure to         TEN YEAR               4.52%
pre-refunded securities at attractive purchase levels. We also           SINCE INCEPTION        4.70%
increased the Fund's weighting in cash and cash equivalents in
order to shorten its duration; or in other words, reduce its             ----------------------------------------------------
interest rate sensitivity. This change was important for
performance because it helped cushion the negative effects of
rising interest rates.                                                   Performance quoted represents past performance and
                                                                         does not guarantee future results. Investment return
We are focusing primarily on the highest investment grade bonds,         and principal value will fluctuate so that shares,
because yield benefits for reducing credit quality are not               when redeemed, may be worth more or less than their
attractive from a risk/return perspective. The bonds we selected         original cost. Current performance may be lower or
for purchase were generally premium coupon bonds and those of            higher than that shown here. Performance data
high-tax states. We believe these categories represented relative        current to the most recent month-end is available at
value opportunities as the high supply levels cheapened prices           NORTHERNFUNDS.COM.
from normal trading levels.
                                                                         Income from the Fund may be subject to federal
                                                                         alternative minimum tax (AMT), state and local
                                                                         taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Intermediate Tax-Exempt Fund
---
     Lehman Brothers Mutual Fund Intermediate Municipal Bond Index

                       (LINE GRAPH)

                                                     LEHMAN BROTHERS
                     INTERMEDIATE               MUTUAL FUND INTERMEDIATE
                    TAX-EXEMPT FUND               MUNICIPAL BOND INDEX
                    ---------------               --------------------
4/1/94                  10,000                           10,000
                        10,439                           10,646
                        11,149                           11,511
                        11,526                           12,044
                        12,322                           13,147
                        12,931                           13,932
                        12,906                           14,016
                        14,084                           15,455
                        14,549                           15,993
                        15,945                           17,654
                        16,673                           18,639
                        16,920                           18,807
3/31/06                 17,352                           19,316

                                                The Lehman Brothers Mutual Fund
                                                Intermediate Municipal Bond
                                                Index is an unmanaged index of
                                                investment grade (Baa or better)
                                                tax-exempt bonds with maturities
                                                of five to ten years.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



FIXED INCOME FUNDS    10      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

The U.S. economy expanded at a robust pace during the fiscal             FUND MANAGERS
year, with a rebound in the first quarter of 2006 offsetting the                 BRIAN E. ANDERSEN
hurricane-related slowdown at the end of 2005. Corporate earnings                With Northern Trust
were solid without an equally strong up-tick in wages, signaling                 since 1999
moderate job growth. However, a rather long and consistent
pattern of job creation pushed the unemployment rate down to 4.7                 TIMOTHY S. MUSIAL
percent. During the period, higher energy prices led to a 14-year                With Northern Trust
high in the Consumer Price Inflation (CPI) figure, but there was                 since 1994
little evidence of a pass-through effect into the Core CPI
measurement, which excludes food and energy prices.
                                                                         (PHOTO)
Although potential inflation pressures did not pass through to           FUND STATISTICS
the broader economy, the Federal Reserve nonetheless continued
its "measured" path of interest rate increases during the year.          INCEPTION DATE: October 1, 1999
Along with strong performance from longer-term bonds, the result         TOTAL NET ASSETS: $141 million
was a "flattening" of the Treasury yield curve, or outperformance        NET ASSET VALUE: $9.90
of long-term bonds relative to short-term issues.                        TICKER SYMBOL: NSIUX
                                                                         AVERAGE MATURITY: 3.7 years
In this environment, the Fund generated a return of 1.49 percent         DURATION: 2.4 years
for the year ended March 31, 2006, underperforming the 2.21              DIVIDEND SCHEDULE: Monthly
percent return of its benchmark, the Merrill Lynch 1-5 year
Government Index.
                                                                         AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
Given our benign inflation outlook and expectations for a                ----------------------------------------------------
vigilant Fed, we maintained a "barbelled" position throughout
2005, with an overweight to both cash and longer maturity                ONE YEAR               1.49%
securities. This positioning benefited the Fund given the                THREE YEAR             0.86%
flattening of the yield curve. When the yield curve moved to a           FIVE YEAR              3.04%
modest inversion in late December -- meaning that short-term             SINCE INCEPTION        4.07%
yields exceeded long-term yields -- we shifted towards a more
"bulleted" structure, or in other words, away from a barbelled           ----------------------------------------------------
approach to a maturity positioning more in line with that of the market.
                                                                         Performance quoted represents past performance and
The Fund modestly benefited from trading the interest rate range         does not guarantee future results. Investment return
by increasing and decreasing interest rate sensitivity as yields         and principal value will fluctuate so that shares,
moved around within the trading range. The Fund also benefited           when redeemed, may be worth more or less than their
from an overweight in government agency securities, particularly         original cost. Current performance may be lower or
in the first half of the year. However, our overweight in                higher than that shown here. Performance data
mortgage-backed securities detracted from performance,                   current to the most recent month-end is available at
particularly near the end of the fiscal period when rising               NORTHERNFUNDS.COM.
interest rates caused mortgages to underperform.
                                                                         Unlike U.S. Treasury bonds and bills, the principal
                                                                         value and investment return of the Fund are neither
                                                                         guaranteed nor insured by the U.S. Government.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Short-Intermediate U.S. Government Fund
---
     Merrill Lynch 1-5 Year Government Index

                       (LINE GRAPH)

                     SHORT-INTERMEDIATE           MERRILL LYNCH 1-5
                    U.S. GOVERNMENT FUND        YEAR GOVERNMENT INDEX
                    --------------------        ---------------------
10/1/99                    10,000                       10,000
                           10,167                       10,163
                           11,156                       11,258
                           11,703                       11,867
                           12,630                       12,863
                           12,940                       13,238
                           12,774                       13,160
3/31/06                    12,963                       13,453

                                                The Merrill Lynch 1-5 Year
                                                Government Index is an unmanaged
                                                index of prices of U.S. Treasury
                                                notes with maturities of one to
                                                five years.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



                      NORTHERN FUNDS ANNUAL REPORT    11      FIXED INCOME FUNDS

FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

TAX-EXEMPT FUND

The past year provided an excellent illustration of the fact that        FUND MANAGER
there is more to the bond market than just the Federal Reserve                   TIMOTHY T.A. MCGREGOR
and its interest rate policy. Despite eight quarter-point federal                With Northern Trust
funds rate increases, the tax-exempt bond market, as measured by                 since 1989
the Fund's benchmark -- the Lehman Brothers Mutual Fund Municipal
Bond Index -- nonetheless delivered a return of 3.81 percent. The
market was helped by the fact that inflation and inflation               (PHOTO)
expectations remained contained.                                         FUND STATISTICS

For the 12-month period ended March 31, 2006, the Fund posted a          INCEPTION DATE: April 1, 1994
respectable return of 3.50 percent. The primary contributors to          TOTAL NET ASSETS: $477 million
performance were the Fund's correct maturity positioning and             NET ASSET VALUE: $10.47
reduced interest rate risk profile. The Fund incorporated a              TICKER SYMBOL: NOTEX
"barbelled" maturity structure, with an overweight to longer-term        AVERAGE MATURITY: 11.3 years
issues, and this enhanced returns as the yield curve flattened           DURATION: 5.6 years
and long-term bonds outperformed. In fact, last year many                DIVIDEND SCHEDULE: Monthly
tax-exempt bonds with maturities of greater than 10 years
actually declined in yield, and rose in price, despite the fact
that short-term rates were steadily rising. Duration, the Fund's         AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
interest rate risk measurement, averaged 4.5 years -- a                  ----------------------------------------------------
lower-than-normal level that helped cushion the effects of the
monetary policy tightening. However, underweights in the tobacco         ONE YEAR               3.50%
and health care sectors were the leading causes of the Fund's            FIVE YEAR              4.99%
underperformance.                                                        TEN YEAR               5.41%
                                                                         SINCE INCEPTION        5.65%
We increased the Fund's weighting in the unlimited tax general
obligation sector in order to take advantage of the fact that            ----------------------------------------------------
high levels of new supply led to more attractive prices. We also increased the Fund's holdings in bonds issued by New York and
California. Typically, these bonds trade at above-market prices          Performance quoted represents past performance and
due to their in-state tax benefits, but with the high levels of          does not guarantee future results. Investment return
new supply we were able to make purchases below general market           and principal value will fluctuate so that shares,
prices.                                                                  when redeemed, may be worth more or less than their
                                                                         original cost. Current performance may be lower or
Over $400 billion in issuance hit the tax-exempt market in               higher than that shown here. Performance data
calendar year 2005. Refinancing activity made up $170 of the $400        current to the most recent month-end is available at
billion, resulting in the creation of many "pre-refunded"                NORTHERNFUNDS.COM.
municipal bonds; in other words, those tax-free credits now
backed by U.S. government securities. We added longer-dated              Income from the Fund may be subject to federal
pre-refunded bonds to the Fund in order to lock in those dual            alternative minimum tax (AMT), state and local
benefits of credit quality and income for a longer time period.          taxes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     Tax-Exempt Fund
---
     Lehman Brothers Mutual Fund Municipal Bond Index

                       (LINE GRAPH)

                                                  LEHMAN BROTHERS
                                                    MUTUAL FUND
                    TAX-EXEMPT FUND             MUNICIPAL BOND INDEX
                    ---------------             --------------------
4/1/94                  10,000                         10,000
                        10,581                         10,743
                        11,399                         11,644
                        11,898                         12,280
                        13,130                         13,596
                        13,856                         14,440
                        13,640                         14,428
                        15,141                         16,004
                        15,685                         16,615
                        17,280                         18,257
                        18,273                         19,328
                        18,672                         19,843
3/31/06                 19,326                         20,598

                                                The Lehman Brothers Mutual Fund
                                                Municipal Bond Index is an
                                                unmanaged index of investment
                                                grade (Baa or better) tax-exempt
                                                bonds with a remaining maturity
                                                of at least one year.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



FIXED INCOME FUNDS    12      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY

U.S. GOVERNMENT FUND

During the Fund's fiscal year, the economy expanded at roughly           FUND MANAGER
its long-term trend growth rate, slowing at the end of 2005 but                  BRIAN E. ANDERSEN
reaccelerating in early 2006. Led by higher energy prices, the                   With Northern Trust
Consumer Price Index rose to a 14-year high. However, energy                     since 1999
prices largely failed to pass through to other consumer goods as
core inflation trended lower throughout the year. Despite strong                 TIMOTHY S. MUSIAL
corporate profitability, job creation was moderate, limiting wage                With Northern Trust
pressures. Still, three years of job growth have reduced labor                   since 1994
market slack, as the unemployment rate fell to 4.70 percent.

Throughout the fiscal period, interest rates were dominated by           (PHOTO)
the Federal Reserve's "measured" rate movements. Against a               FUND STATISTICS
backdrop of solid growth and benign inflation, the Fed's Open
Market Committee gradually removed "accommodation," hiking by 25         INCEPTION DATE: April 1, 1994
basis points at every meeting to take the federal funds rate to          TOTAL NET ASSETS: $158 million
4.75 percent. This series of rate increases caused shorter               NET ASSET VALUE: $9.71
maturities to underperform. Until February, longer maturities            TICKER SYMBOL: NOUGX
traded in a 4.00 percent to 4.50 percent yield range. In March,          AVERAGE MATURITY: 4.9 years
Treasury yields broke out of this range as the market raised Fed         DURATION: 3.4 years
tightening expectations to 5.00 percent or higher. Another factor        DIVIDEND SCHEDULE: Monthly
weighing on Treasuries was stronger global growth and related tightening by the European Central Bank and Bank of Japan.
                                                                         AVERAGE ANNUAL RETURNS PERIOD ENDED 3/31/06
For the period, the Fund provided a total return of 1.37 percent,        ----------------------------------------------------
as compared to 2.07 percent for its benchmark, the Lehman
Brothers Intermediate U.S. Government Bond Index. Given our              ONE YEAR               1.37%
benign inflation outlook and expectations for a vigilant Fed, we         FIVE YEAR              3.55%
maintained a "barbelled" position with an overweight to both cash        TEN YEAR               4.94%
and longer maturity securities throughout 2005. This benefited           SINCE INCEPTION        5.03%
the Fund as the yield curve flattened by 85 basis points. We
shifted towards a more bulleted structure as the yield curve             ----------------------------------------------------
moved to being slightly inverted. The Fund benefited fluctuate so that shares, when redeemed, may modestly from shortening and
extending duration as yields moved around within their trading           Performance quoted represents past performance and
range. Also, the Fund benefited from an overweight in agency             does not guarantee future results. Investment return
securities, particularly in the first half of the year. However,         and principal value will be worth more or less than
our overweight in mortgage securities detracted from performance,        their original cost. Current performance may be
particularly near the end of the fiscal period when mortgages            lower or higher than that shown here. Performance
underperformed as interest rates moved higher.                           data current to the most recent month-end is
                                                                         available at NORTHERNFUNDS.COM.

                                                                         Unlike U.S. Treasury bonds and bills, the principal
                                                                         value and investment return of the Fund are neither
                                                                         guaranteed nor insured by the U.S. Government.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

---
     U.S. Government Fund
---
     Lehman Brothers Intermediate U.S. Government Bond Index

                       (LINE GRAPH)

                                                   LEHMAN BROTHERS
                          U.S.                    INTERMEDIATE U.S.
                    GOVERNMENT FUND             GOVERNMENT BOND INDEX
                    ---------------             ---------------------
4/1/94                   10,000                         10,000
                         10,351                         10,427
                         11,129                         11,376
                         11,585                         11,915
                         12,614                         13,032
                         13,372                         13,889
                         13,581                         14,225
                         15,130                         15,925
                         15,834                         16,720
                         17,536                         18,551
                         18,031                         19,215
                         17,781                         19,103
3/31/06                  18,025                         19,501

                                                The Lehman Brothers Intermediate
                                                U.S. Government Bond Index is an
                                                unmanaged index including all
                                                public obligations of the U.S.
                                                Treasury and all publicly issued
                                                debt of U.S. government agencies
                                                with maturities of up to 10
                                                years.

                                                The graph and table do not
                                                reflect the deduction of taxes
                                                that a shareholder would pay on
                                                fund distributions or the
                                                redemption of fund shares.

                                                Unlike the Index, the Fund's
                                                total returns are reduced by
                                                operating expenses, such as
                                                transaction costs and management
                                                fees.



                      NORTHERN FUNDS ANNUAL REPORT    13      FIXED INCOME FUNDS

FIXED INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

                                                              CALIFORNIA                                                FLORIDA
                                            ARIZONA          INTERMEDIATE          CALIFORNIA           FIXED         INTERMEDIATE
Amounts in thousands,                      TAX-EXEMPT         TAX-EXEMPT           TAX-EXEMPT          INCOME          TAX-EXEMPT
except per share data                         FUND               FUND                 FUND              FUND              FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                         $49,727             $71,051             $85,196         $1,009,086         $47,336
Investments, at value                        $51,755             $73,452             $90,557           $996,963         $47,295
Cash                                               1                  80                 105              2,013              65
Foreign currencies, at fair value
  (cost $1 and $121 respectively)                 --                  --                  --                  1              --
Interest income receivable                       658                 965               1,236              4,222             831
Dividend income receivable                         2                  --                  --                 --               3
Receivable for securities sold                    --                  --                  --             58,611              --
Receivable for fund shares sold                   --                  --                  --              1,642              --
Receivable from investment adviser                 2                   2                   3                 11               1
Unrealized gain on forward foreign
  currency exchange contracts                     --                  --                  --                 --              --
Prepaid and other assets                           1                   1                   1                  2               1
Total Assets                                  52,419              74,500              91,902          1,063,465          48,196
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                    --                  --                  --                 --              --
Unrealized loss on forward foreign
  currency exchange contracts                     --                  --                  --                 --              --
Payable for securities purchased                  --                  --                  --              6,350              --
Payable for when-issued securities                --                  --                  --            264,699              --
Payable for fund shares redeemed                 138                   4                  62              2,231              --
Distributions to shareholders                     29                  40                  53                660              22
Payable to affiliates:
  Investment advisory fees                         6                   8                  10                106               5
  Co-administration fees                           2                   2                   3                 23               1
  Custody and accounting fees                      1                   1                   1                  4               1
  Transfer agent fees                              1                   1                   2                 15               1
Accrued other liabilities                          9                  10                  10                 30               9
Total Liabilities                                186                  66                 141            274,118              39
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                   $52,233             $74,434             $91,761           $789,347         $48,157
----------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                $50,145             $72,017             $86,230           $813,834         $48,286
Accumulated undistributed net investment
  income (loss)                                   --                  --                  --               (540)             --
Accumulated undistributed net realized
  gain (loss)                                     60                  16                 170            (11,824)            (88)
Net unrealized appreciation
(depreciation)                                 2,028               2,401               5,361            (12,123)            (41)
Net Assets                                   $52,233             $74,434             $91,761           $789,347         $48,157
----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                     5,078               7,330               8,395             81,129           4,624
NET ASSET VALUE, REDEMPTION AND OFFERING
  PRICE PER SHARE                             $10.29              $10.15              $10.93              $9.73          $10.42
----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.



FIXED INCOME FUNDS    14      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                                                 SHORT-
   GLOBAL          HIGH YIELD          HIGH YIELD         INTERMEDIATE        INTERMEDIATE                           U.S.
FIXED INCOME      FIXED INCOME         MUNICIPAL           TAX-EXEMPT        U.S. GOVERNMENT       TAX-EXEMPT     GOVERNMENT
    FUND              FUND                FUND                FUND                FUND                FUND           FUND
----------------------------------------------------------------------------------------------------------------------------

  $31,543          $1,386,643           $230,913            $550,054             $156,257           $450,770        $181,769
  $32,619          $1,383,826           $235,110            $557,618             $154,782           $471,464        $179,467
        1                  --                 --                  --                1,942                 --              42

      121                  --                 --                  --                   --                 --              --
      506              24,921              3,385               7,347                  763              6,790           1,108
       --                  --                 14                  29                   --                 37              --
       --              53,593                769              10,500               18,128              4,999           8,804
       50               5,022                373                 644                  483              1,050              51
        3                  --                 10                  12                    2                  8               7

      265                  --                 --                  --                   --                 --              --
        1                   2                  1                   2                    1                  2               1
   33,566           1,467,364            239,662             576,152              176,101            484,350         189,480
----------------------------------------------------------------------------------------------------------------------------
       --                  41                 --                  --                   --                 --              --

      324                  --                 --                  --                   --                 --              --
       --              57,201                 --               7,483                8,137              5,029              --
       --               5,825              5,057               7,037               26,395              1,250          30,999
       --               1,722                122                 769                  875                410             486
       --               1,519                135                 259                   71                270              82

        6                 187                 29                  60                   19                 50              22
        1                  40                  7                  16                    4                 14               5
        2                   2                  1                   3                    1                  2               1
        1                  27                  4                  11                    3                  9               3
        9                  53                 15                  22                    9                 21              19
      343              66,617              5,370              15,660               35,514              7,055          31,617
----------------------------------------------------------------------------------------------------------------------------
  $33,223          $1,400,747           $234,292            $560,492             $140,587           $477,295        $157,863
----------------------------------------------------------------------------------------------------------------------------

  $32,732          $1,437,301           $232,305            $551,777             $147,651           $455,757        $163,192

     (200)               (903)                --                  77                   (1)               (67)            415

     (327)            (32,834)            (2,210)              1,074               (5,588)               911          (3,442)
    1,018              (2,817)             4,197               7,564               (1,475)            20,694          (2,302)
  $33,223          $1,400,747           $234,292            $560,492             $140,587           $477,295        $157,863
----------------------------------------------------------------------------------------------------------------------------

    3,182             174,248             24,167              55,053               14,200             45,576          16,262

   $10.44               $8.04              $9.69              $10.18                $9.90             $10.47           $9.71
----------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.



                      NORTHERN FUNDS ANNUAL REPORT    15      FIXED INCOME FUNDS

FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS

                                                              CALIFORNIA                                                FLORIDA
                                            ARIZONA          INTERMEDIATE          CALIFORNIA           FIXED         INTERMEDIATE
                                           TAX-EXEMPT         TAX-EXEMPT           TAX-EXEMPT          INCOME          TAX-EXEMPT
Amounts in thousands                          FUND               FUND                 FUND              FUND              FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                               $2,770              $3,260              $4,607            $37,976          $1,986
Dividend income                                   17                  --                  --                174              30
  Total Investment Income                      2,787               3,260               4,607             38,150           2,016
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                         410                 493                 650              5,508             365
Co-administration fees                            88                 106                 140              1,180              78
Transfer agent fees                               59                  71                  93                787              52
Custody and accounting fees                       48                  48                  49                205              48
Registration fees                                 10                   7                   7                 22              15
Printing fees                                     12                  12                  12                 35              13
Professional fees                                 10                   8                   8                 21               9
Trustee fees and expenses                          6                   6                   6                 18               6
Shareholder servicing fees                         2                   1                   2                  5              --
Other                                             10                  10                  10                 25              11
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                   655                 762                 977              7,806             597
  Less voluntary waivers of
     investment advisory fees                    (29)                (34)                (46)                --             (26)
  Less expenses reimbursed by
     investment adviser                         (126)               (126)               (141)              (684)           (125)
  Less custodian credits                          (1)                 (2)                 --                (40)             (3)
  Net Expenses                                   499                 600                 790              7,082             443
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                          2,288               2,660               3,817             31,068           1,573
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES):
Net realized gains (losses) on:
  Investments                                    492                  95                 486            (11,672)            (88)
  Foreign currency transactions                   --                  --                  --                933              --
Net change in unrealized appreciation
  (depreciation) on:
  Investments                                 (1,144)               (847)               (635)            (3,572)           (193)
  Forward foreign currency exchange
     contracts                                    --                  --                  --                 --              --
  Translation of other assets and
     liabilities denominated in foreign
     currencies                                   --                  --                  --                 --              --
  Net Gains (Losses) on Investments and
     Foreign Currency                           (652)               (752)               (149)           (14,311)           (281)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $1,636              $1,908              $3,668            $16,757          $1,292
----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.



FIXED INCOME FUNDS     16      NORTHERN FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEAR ENDED MARCH 31, 2006

                                                                                 SHORT-
   GLOBAL          HIGH YIELD          HIGH YIELD         INTERMEDIATE        INTERMEDIATE                           U.S.
FIXED INCOME      FIXED INCOME         MUNICIPAL           TAX-EXEMPT        U.S. GOVERNMENT       TAX-EXEMPT     GOVERNMENT
    FUND              FUND                FUND                FUND                FUND                FUND           FUND
----------------------------------------------------------------------------------------------------------------------------

   $1,400             $76,746             $8,238             $23,731               $5,908            $22,855          $7,830
       --                  --                106                 328                   --                307              --
    1,400              76,746              8,344              24,059                5,908             23,162           7,830
----------------------------------------------------------------------------------------------------------------------------
      346               6,809              1,138               4,021                1,058              3,298           1,294
       61               1,459                244                 866                  227                710             277
       41                 973                163                 577                  151                473             185
       94                 254                 71                 151                   61                130              64
       17                  24                 17                  21                   16                 21              19
       11                  40                 13                  22                   12                 22              13
        7                  21                  7                  14                    7                 14               7
        6                  18                  6                  12                    6                 12               6
        3                 357                 42                   5                    2                 34              63
       12                  25                 11                  18                   11                 18              11
----------------------------------------------------------------------------------------------------------------------------
      598               9,980              1,712               5,707                1,551              4,732           1,939

       --                  --                (79)               (282)                  --               (231)             --

     (126)             (1,153)              (246)               (531)                (186)              (481)           (260)
       (2)                (73)                (2)                 (2)                  (5)                (7)            (16)
      470               8,754              1,385               4,892                1,360              4,013           1,663
----------------------------------------------------------------------------------------------------------------------------
      930              67,992              6,959              19,167                4,548             19,149           6,167
----------------------------------------------------------------------------------------------------------------------------



     (390)             (4,434)              (364)              1,074               (2,796)             2,149          (1,530)
     (731)                 --                 --                  --                   --                 --              --


   (2,469)             (4,524)               547              (5,412)                 462             (4,910)         (1,750)

      217                  --                 --                  --                   --                 --              --


        5                  --                 --                  --                   --                 --              --

   (3,368)             (8,958)               183              (4,338)              (2,334)            (2,761)         (3,280)
----------------------------------------------------------------------------------------------------------------------------

  $(2,438)            $59,034             $7,142             $14,829               $2,214            $16,388          $2,887
----------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.



                      NORTHERN FUNDS ANNUAL REPORT    17      FIXED INCOME FUNDS

FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                     CALIFORNIA                                                       FLORIDA
                                 ARIZONA            INTERMEDIATE         CALIFORNIA             FIXED              INTERMEDIATE
                                TAX-EXEMPT           TAX-EXEMPT          TAX-EXEMPT             INCOME              TAX-EXEMPT
                                   FUND                 FUND                FUND                 FUND                  FUND
Amounts in thousands          2006       2005      2006      2005      2006      2005       2006       2005       2006       2005
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income       $  2,288  $  2,740  $  2,660  $  2,547  $  3,817  $   4,160  $  31,068  $  27,551  $   1,573  $   1,616
Net realized gains (losses)      492        60        95       121       486        280    (10,739)     3,305        (88)       175
Net change in unrealized
appreciation
 (depreciation)               (1,144)   (1,848)     (847)   (1,934)     (635)    (2,206)    (3,572)   (25,920)      (193)    (1,250)
 Net Increase (Decrease)
  in Net Assets
 Resulting from Operations     1,636       952     1,908       734     3,668      2,234     16,757      4,936      1,292        541
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease)
 in net assets resulting
 from capital transactions   (11,660)  (10,396)    5,109    (2,369)   (2,990)   (15,529)    46,526     34,451     (7,090)      (174)
 Net Increase (Decrease)
  in Net Assets Resulting
  from Capital Transactions  (11,660)  (10,396)    5,109    (2,369)   (2,990)   (15,529)    46,526     34,451     (7,090)      (174)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income    (2,288)   (2,740)   (2,660)   (2,547)   (3,817)    (4,160)   (32,488)   (29,066)    (1,573)    (1,616)
From net realized gains         (492)     (582)     (200)     (365)     (460)    (1,030)    (1,309)    (5,015)       (79)      (451)
  Total Distributions Paid    (2,780)   (3,322)   (2,860)   (2,912)   (4,277)    (5,190)   (33,797)   (34,081)    (1,652)    (2,067)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS                (12,804)  (12,766)    4,157    (4,547)   (3,599)   (18,485)    29,486      5,306     (7,450)    (1,700)
NET ASSETS:
Beginning of year             65,037    77,803    70,277    74,824    95,360    113,845    759,861    754,555     55,607     57,307
End of year                 $ 52,233  $ 65,037  $ 74,434  $ 70,277  $ 91,761  $  95,360  $ 789,347  $ 759,861  $  48,157  $  55,607
------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED
 UNDISTRIBUTED NET
 INVESTMENT INCOME (LOSS)   $     --  $     --  $     --  $     --  $     --  $      --  $    (540) $      --  $      --  $      --
------------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME FUNDS    18      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,


       GLOBAL                             HIGH YIELD                         HIGH YIELD                      INTERMEDIATE
    FIXED INCOME                         FIXED INCOME                        MUNICIPAL                        TAX-EXEMPT
        FUND                                 FUND                              FUND                              FUND
  2006           2005               2006             2005              2006           2005                2006          2005
------------------------------------------------------------------------------------------------------------------------------------
$    930      $     982          $    67,992      $  59,725          $   6,959      $   4,742          $  19,167      $  19,113
  (1,121)         2,117               (4,434)           871               (364)          (223)             1,074          3,231
  (2,247)        (1,955)              (4,524)       (17,323)               547            645             (5,412)       (14,303)
  (2,438)         1,144               59,034         43,273              7,142          5,164             14,829          8,041
------------------------------------------------------------------------------------------------------------------------------------
  (5,664)       (15,521)             562,538         82,900            109,250         34,518            (11,258)       (37,295)
  (5,664)       (15,521)             562,538         82,900            109,250         34,518            (11,258)       (37,295)
------------------------------------------------------------------------------------------------------------------------------------
    (925)        (1,850)             (68,895)       (59,725)            (6,959)        (4,742)           (19,167)       (19,111)
       -              -                    -              -                  -              -             (2,186)        (4,988)
    (925)        (1,850)             (68,895)       (59,725)            (6,959)        (4,742)           (21,353)       (24,099)
------------------------------------------------------------------------------------------------------------------------------------
  (9,027)       (16,227)             552,677         66,448            109,433         34,940            (17,782)       (53,353)
  42,250         58,477              848,070        781,622            124,859         89,919            578,274        631,627
$ 33,223      $  42,250          $ 1,400,747      $ 848,070          $ 234,292      $ 124,859          $ 560,492      $ 578,274
------------------------------------------------------------------------------------------------------------------------------------
$   (200)     $     820          $      (903)           $ -                $ -            $ -          $      77      $      77
------------------------------------------------------------------------------------------------------------------------------------

        SHORT-
     INTERMEDIATE                                                                                                 U.S.
    U.S. GOVERNMENT                                         TAX-EXEMPT                                         GOVERNMENT
         FUND                                                  FUND                                               FUND
  2006           2005                                   2006           2005                               2006           2005
------------------------------------------------------------------------------------------------------------------------------------
$   4,548      $   3,637                             $  19,149      $  20,224                           $   6,167      $    6,439
   (2,796)        (2,513)                                2,149          5,659                              (1,530)         (1,416)
      462         (3,747)                               (4,910)       (15,963)                             (1,750)         (9,116)
    2,214         (2,623)                               16,388          9,920                               2,887          (4,093)
------------------------------------------------------------------------------------------------------------------------------------
  (15,192)       (33,377)                               14,461        (35,652)                            (43,293)        (66,909)
  (15,192)       (33,377)                               14,461        (35,652)                            (43,293)        (66,909)
------------------------------------------------------------------------------------------------------------------------------------
   (4,636)        (3,810)                              (19,149)       (20,224)                             (6,262)         (6,635)
        -           (945)                               (2,584)        (8,086)                                  -          (1,380)
   (4,636)        (4,755)                              (21,733)       (28,310)                             (6,262)         (8,015)
------------------------------------------------------------------------------------------------------------------------------------
  (17,614)       (40,755)                                9,116        (54,042)                            (46,668)        (79,017)
  158,201        198,956                               468,179        522,221                             204,531        283,548
$ 140,587      $ 158,201                             $ 477,295      $ 468,179                           $ 157,863      $ 204,531
------------------------------------------------------------------------------------------------------------------------------------
$      (1)     $      (3)                            $     (67)     $     (67)                          $     415      $     415
------------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    19      FIXED INCOME FUNDS

FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS

                                                                                       ARIZONA TAX-EXEMPT FUND
Selected per share data                                           2006           2005           2004           2003           2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $10.51         $10.86         $10.88         $10.46         $10.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.41           0.41           0.44           0.42           0.43
Net realized and unrealized gains (losses)                        (0.13)         (0.26)          0.02           0.60          (0.06)
  Total from Investment Operations                                 0.28           0.15           0.46           1.02           0.37
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                      (0.41)         (0.41)         (0.44)         (0.42)         (0.43)
  From net realized gains                                         (0.09)         (0.09)         (0.04)         (0.18)         (0.14)
     Total Distributions Paid                                     (0.50)         (0.50)         (0.48)         (0.60)         (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $10.29         $10.51         $10.86         $10.88         $10.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                   2.70%          1.44%          4.28%          9.87%          3.47%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $52,233        $65,037        $77,803        $82,177        $76,428
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                      0.85%          0.85%          0.85%          0.85%          0.85%
  Expenses, before waivers and reimbursements                      1.11%          1.11%          1.12%          1.12%          1.12%
  Net investment income, net of waivers and reimbursements         3.88%          3.87%          4.04%          3.85%          4.01%
  Net investment income, before waivers and reimbursements         3.62%          3.61%          3.77%          3.58%          3.74%
Portfolio Turnover Rate                                           28.99%         36.84%         61.67%        115.89%         93.29%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    20      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                           CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                   2006             2005             2004             2003             2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $10.29           $10.61           $10.62           $10.26           $10.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.39             0.38             0.36             0.37             0.42
Net realized and unrealized gains (losses)                (0.11)           (0.26)            0.07             0.54            (0.11)
  Total from Investment Operations                         0.28             0.12             0.43             0.91             0.31
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                              (0.39)           (0.38)           (0.36)           (0.37)           (0.42)
  From net realized gains                                 (0.03)           (0.06)           (0.08)           (0.18)           (0.07)
     Total Distributions Paid                             (0.42)           (0.44)           (0.44)           (0.55)           (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $10.15           $10.29           $10.61           $10.62           $10.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                           2.70%            1.09%            4.13%            9.06%            3.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                   $74,434          $70,277          $74,824          $82,430          $85,617
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements              0.85%            0.85%            0.85%            0.85%            0.85%
  Expenses, before waivers and reimbursements              1.08%            1.10%            1.11%            1.10%            1.11%
  Net investment income, net of waivers and
   reimbursements                                          3.76%            3.62%            3.42%            3.50%            3.98%
  Net investment income, before waivers and
   reimbursements                                          3.53%            3.37%            3.16%            3.25%            3.72%
Portfolio Turnover Rate                                   31.34%           86.88%          108.29%          136.67%           84.87%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    21      FIXED INCOME FUNDS

FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                                CALIFORNIA TAX-EXEMPT FUND
Selected per share data                                 2006             2005             2004              2003              2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $11.01           $11.30           $11.32            $10.79            $10.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.45             0.46             0.45              0.44              0.47
Net realized and unrealized gains (losses)              (0.03)           (0.18)            0.13              0.71             (0.15)
  Total from Investment Operations                       0.42             0.28             0.58              1.15              0.32
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                            (0.45)           (0.46)           (0.45)            (0.44)            (0.47)
  From net realized gains                               (0.05)           (0.11)           (0.15)            (0.18)            (0.05)
     Total Distributions Paid                           (0.50)           (0.57)           (0.60)            (0.62)            (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $10.93           $11.01           $11.30            $11.32            $10.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                         3.93%            2.56%            5.24%            10.88%             2.87%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $91,761          $95,360         $113,845          $125,574          $125,335
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements            0.85%            0.85%            0.85%             0.85%             0.85%
  Expenses, before waivers and reimbursements            1.05%            1.08%            1.08%             1.08%             1.08%
  Net investment income, net of waivers and
   reimbursements                                        4.09%            4.11%            3.95%             3.97%             4.24%
  Net investment income, before waivers and
   reimbursements                                        3.89%            3.88%            3.72%             3.74%             4.01%
Portfolio Turnover Rate                                 21.04%           70.99%          144.30%           166.17%            73.96%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    22      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                    FIXED INCOME FUND
Selected per share data                               2006               2005             2004             2003             2002(4)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $9.94             $10.33           $10.23            $9.74            $10.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.39               0.38             0.35             0.37              0.56
Net realized and unrealized gains (losses)             (0.17)             (0.30)            0.24             0.52             (0.17)
  Total from Investment Operations                      0.22               0.08             0.59             0.89              0.39
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income (1)                       (0.41)             (0.40)           (0.40)           (0.40)            (0.56)
  From net realized gains                              (0.02)             (0.07)           (0.09)               -             (0.19)
     Total Distributions Paid                          (0.43)             (0.47)           (0.49)           (0.40)            (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $9.73              $9.94           $10.33           $10.23             $9.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                        2.17%              0.73%            5.92%            9.27%             3.09%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $789,347           $759,861         $754,555         $727,738          $733,501
Ratio to average net assets of:
  Expenses, net of reimbursements and credits           0.90%(3)           0.90%            0.90%            0.90%(3)          0.90%
  Expenses, before reimbursements and credits           0.99%              1.01%            1.04%            1.04%             1.03%
  Net investment income, net of
   reimbursements and credits                           3.95%              3.71%            3.41%            3.70%             5.62%
  Net investment income, before
   reimbursements and credits                           3.86%              3.60%            3.27%            3.56%             5.49%
Portfolio Turnover Rate                               416.25%            198.12%          257.28%          422.89%           246.52%
------------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) The net expense ratio includes custodian credits of approximately $40,000 and $29,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2006, and 2003, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(4) As required, effective December 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    23      FIXED INCOME FUNDS

FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                           FLORIDA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                2006                2005             2004             2003             2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $10.50              $10.78           $10.83           $10.38           $10.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.32                0.30             0.27             0.32             0.38
Net realized and unrealized gains (losses)             (0.06)              (0.20)            0.20             0.60            (0.05)
  Total from Investment Operations                      0.26                0.10             0.47             0.92             0.33
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                           (0.32)              (0.30)           (0.27)           (0.32)           (0.38)
  From net realized gains                              (0.02)              (0.08)           (0.25)           (0.15)           (0.07)
     Total Distributions Paid                          (0.34)              (0.38)           (0.52)           (0.47)           (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $10.42              $10.50           $10.78           $10.83           $10.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                        2.43%               1.00%            4.37%            9.01%            3.16%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $48,157             $55,607          $57,307          $55,958          $47,108
Ratio to average net assets of:
  Expenses, net of waivers, reimbursements
   and credits                                          0.85%(2)            0.85%            0.85%            0.85%            0.85%
  Expenses, before waivers, reimbursements
   and credits                                          1.14%               1.15%            1.17%            1.18%            1.23%
  Net investment income, net of waivers,
   reimbursements and credits                           3.00%               2.84%            2.43%            3.00%            3.57%
  Net investment income, before waivers,
   reimbursements and credits                           2.71%               2.54%            2.11%            2.67%            3.19%
Portfolio Turnover Rate                                25.09%              55.94%          258.48%          258.98%          155.55%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $3,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    24      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                   GLOBAL FIXED INCOME FUND
Selected per share data                                    2006               2005             2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $11.33             $11.35           $10.59           $9.13           $9.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.19               0.26             0.33            0.31            0.33
Net realized and unrealized gains (losses)                (0.84)              0.28             0.98            1.36           (0.31)
  Total from Investment Operations                        (0.65)              0.54             1.31            1.67            0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income (1)                          (0.24)             (0.56)           (0.55)          (0.21)          (0.48)
  From net realized gains                                     -                  -                -               -           (0.03)
     Total Distributions Paid                             (0.24)             (0.56)           (0.55)          (0.21)          (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $10.44             $11.33           $11.35          $10.59           $9.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                          (5.74)%             4.67%           12.54%          18.41%           0.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                   $33,223            $42,250          $58,477         $27,746         $24,879
Ratio to average net assets of:
  Expenses, net of reimbursements and credits              1.15%(3)           1.16%(4)         1.15%           1.15%           1.15%
  Expenses, before reimbursements and credits              1.47%              1.47%            1.50%           1.64%           1.69%
  Net investment income, net of reimbursements
   and credits                                             2.29%              2.10%            1.98%           3.07%           4.08%
  Net investment income, before reimbursements
   and credits                                             1.97%              1.79%            1.63%           2.58%           3.54%
Portfolio Turnover Rate                                   51.11%             31.88%           43.52%         146.28%         296.89%
------------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) The net expense ratio includes custodian credits of approximately $2,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(4) Expense ratio, net of waivers and reimbursements, for the year would have been 1.15 percent absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    25      FIXED INCOME FUNDS

FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                               HIGH YIELD FIXED INCOME FUND
Selected per share data                             2006                  2005               2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $8.12                $8.27              $7.56           $7.84           $8.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                  0.56                 0.58               0.66            0.64            0.76
Net realized and unrealized gains (losses)            (0.07)               (0.15)              0.74           (0.28)          (0.58)
  Total from Investment Operations                     0.49                 0.43               1.40            0.36            0.18
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income (1)                      (0.57)               (0.58)             (0.69)          (0.64)          (0.76)
     Total Distributions Paid                         (0.57)               (0.58)             (0.69)          (0.64)          (0.76)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $8.04                $8.12              $8.27           $7.56           $7.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                       6.23%                5.33%             19.05%           5.10%           2.28%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $1,400,747             $848,070           $781,622        $388,619        $272,110
Ratio to average net assets of:
  Expenses, net of reimbursements and
   credits                                             0.90%(3)             0.90%(3)           0.90%           0.90%           0.90%
  Expenses, before reimbursements and
   credits                                             1.03%                1.02%              1.04%           1.07%           1.07%
  Net investment income, net of
   reimbursements and credits                          6.99%                7.02%              7.90%           8.61%           9.35%
  Net investment income, before
   reimbursements and credits                          6.86%                6.90%              7.76%           8.44%           9.18%
Portfolio Turnover Rate                               69.82%               87.57%            152.16%         138.79%         125.63%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) The net expense ratio includes custodian credits of approximately $73,000 and $72,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2006, and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    26      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                               HIGH YIELD MUNICIPAL FUND
Selected per share data                             2006               2005              2004             2003                2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $9.63             $9.61             $9.36            $9.16               $9.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.42              0.42              0.44             0.46                0.48
Net realized and unrealized gains                     0.06              0.02              0.25             0.20                0.01
  Total from Investment Operations                    0.48              0.44              0.69             0.66                0.49
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                         (0.42)            (0.42)            (0.44)           (0.46)              (0.48)
     Total Distributions Paid                        (0.42)            (0.42)            (0.44)           (0.46)              (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $9.69             $9.63             $9.61            $9.36               $9.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                      5.00%             4.75%             7.53%            7.36%               5.49%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year             $234,292          $124,859           $89,919          $52,245             $37,844
Ratio to average net assets of:
  Expenses, net of waivers, reimbursements
   and credits                                        0.85%             0.85%             0.85%            0.85%(2)            0.85%
  Expenses, before waivers, reimbursements
   and credits                                        1.05%             1.07%             1.12%            1.20%               1.20%
  Net investment income, net of waivers,
   reimbursements and credits                         4.27%             4.43%             4.63%            4.95%               5.24%
  Net investment income, before waivers,
   reimbursements and credits                         4.07%             4.21%             4.36%            4.60%               4.89%
Portfolio Turnover Rate                              12.95%            19.34%            16.56%           29.13%              38.53%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $23,000 or 0.05 percent of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    27      FIXED INCOME FUNDS

FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                               INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                 2006              2005             2004              2003             2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $10.30            $10.57           $10.64            $10.26           $10.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.34              0.33             0.33              0.36             0.39
Net realized and unrealized gains (losses)              (0.08)            (0.18)            0.14              0.61            (0.06)
  Total from Investment Operations                       0.26              0.15             0.47              0.97             0.33
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                            (0.34)            (0.33)           (0.33)            (0.36)           (0.39)
  From net realized gains                               (0.04)            (0.09)           (0.21)            (0.23)           (0.08)
     Total Distributions Paid                           (0.38)            (0.42)           (0.54)            (0.59)           (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $10.18            $10.30           $10.57            $10.64           $10.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                         2.56%             1.48%            4.50%             9.61%            3.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $560,492          $578,274         $631,627          $668,777         $678,400
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements            0.85%             0.85%            0.85%             0.85%            0.85%
  Expenses, before waivers and reimbursements            0.99%             1.01%            1.04%             1.04%            1.05%
  Net investment income, net of waivers and
   reimbursements                                        3.32%             3.21%            3.10%             3.36%            3.79%
  Net investment income, before waivers and
   reimbursements                                        3.18%             3.05%            2.91%             3.17%            3.59%
Portfolio Turnover Rate                                192.60%           194.77%          274.17%           278.90%          162.34%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    28      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                       SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data                              2006             2005               2004             2003             2002(2)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $10.06            $10.48            $10.55            $10.16            $10.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                 0.30              0.21              0.18              0.29              0.42
Net realized and unrealized gains (losses)           (0.15)            (0.35)             0.07              0.51              0.08
  Total from Investment Operations                    0.15             (0.14)             0.25              0.80              0.50
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                         (0.31)            (0.22)            (0.20)            (0.31)            (0.42)
  From net realized gains                                -             (0.06)            (0.12)            (0.10)            (0.19)
     Total Distributions Paid                        (0.31)            (0.28)            (0.32)            (0.41)            (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $9.90            $10.06            $10.48            $10.55            $10.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                      1.49%            (1.28)%            2.42%             7.91%             4.89%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year             $140,587          $158,201          $198,956          $186,953          $106,121
Ratio to average net assets of:
  Expenses, net of reimbursements                     0.90%             0.90%             0.90%             0.90%             0.90%
  Expenses, before reimbursements                     1.03%             1.04%             1.06%             1.08%             1.12%
  Net investment income, net of
   reimbursements                                     3.01%             2.09%             1.71%             2.58%             3.98%
  Net investment income, before
   reimbursements                                     2.88%             1.95%             1.55%             2.40%             3.76%
Portfolio Turnover Rate                             370.67%           185.11%           253.35%           232.91%           223.09%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) As required, effective December 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    29      FIXED INCOME FUNDS

FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS (continued)

                                                                                      TAX-EXEMPT FUND
Selected per share data                                 2006             2005              2004              2003             2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $10.59           $10.98            $10.91            $10.49           $10.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.43             0.44              0.44              0.46             0.47
Net realized and unrealized gains (losses)              (0.06)           (0.21)             0.17              0.59            (0.09)
  Total from Investment Operations                       0.37             0.23              0.61              1.05             0.38
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                            (0.43)           (0.44)            (0.44)            (0.46)           (0.47)
  From net realized gains                               (0.06)           (0.18)            (0.10)            (0.17)               -
     Total Distributions Paid                           (0.49)           (0.62)            (0.54)            (0.63)           (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $10.47           $10.59            $10.98            $10.91           $10.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                         3.50%            2.18%             5.67%            10.17%            3.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $477,295         $468,179          $522,221          $549,211         $529,099
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements            0.85%            0.85%             0.85%             0.85%            0.85%
  Expenses, before waivers and reimbursements            1.00%            1.01%             1.05%             1.05%            1.04%
  Net investment income, net of waivers and
   reimbursements                                        4.04%            4.12%             3.98%             4.23%            4.39%
  Net investment income, before waivers and
   reimbursements                                        3.89%            3.96%             3.78%             4.03%            4.20%
Portfolio Turnover Rate                                163.06%          150.48%           230.83%           208.04%          134.33%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    30      NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                    U.S. GOVERNMENT FUND
Selected per share data                                2006                2005             2004             2003            2002(3)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $9.91              $10.41           $10.54           $10.15          $10.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.33                0.28             0.26             0.36            0.44
Net realized and unrealized gains (losses)              (0.19)              (0.43)            0.02             0.71            0.03
  Total from Investment Operations                       0.14               (0.15)            0.28             1.07            0.47
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                            (0.34)              (0.29)           (0.29)           (0.38)          (0.44)
  From net realized gains                                   -               (0.06)           (0.12)           (0.30)          (0.17)
     Total Distributions Paid                           (0.34)              (0.35)           (0.41)           (0.68)          (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $9.71               $9.91           $10.41           $10.54          $10.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                         1.37%              (1.39)%           2.78%           10.73%           4.65%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $157,863            $204,531         $283,548         $352,415        $338,290
Ratio to average net assets of:
  Expenses, net of reimbursements and credits            0.90%(2)            0.90%            0.90%            0.90%           0.90%
  Expenses, before reimbursements and credits            1.05%               1.03%            1.05%            1.05%           1.05%
  Net investment income, net of reimbursements
   and credits                                           3.34%               2.78%            2.52%            3.38%           4.29%
  Net investment income, before reimbursements
   and credits                                           3.19%               2.65%            2.37%            3.23%           4.14%
Portfolio Turnover Rate                                386.93%             142.61%          221.88%          177.76%         150.25%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $16,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3) As required, effective December 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    31      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
ARIZONA TAX - EXEMPT FUND

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.9%
ARIZONA - 92.7%
  Arizona School Facilities Board Revenue
     Bonds, State School Improvement,
     Prerefunded,
     5.25%, 7/1/12                                     $3,000           $3,233
     5.25%, 7/1/12                                      1,000            1,078
  Arizona State Transportation Board
     Highway Revenue Bonds, Prerefunded,
     5.75%, 7/1/09                                      2,390            2,540
  Arizona State University COP, Research
     Infrastructure Project (AMBAC Insured),
     5.00%, 9/1/30                                      2,000            2,068
  Arizona State University Revenue Bonds
     (FGIC Insured), Prerefunded,
     5.50%, 7/1/12                                      2,160            2,358
  Chandler Water & Sewerage Revenue
     Bonds (MBIA Insured),
     7.25%, 7/1/09                                        240              266
  Downtown Phoenix Hotel Corp. Revenue
     Bonds, Series B (FGIC Insured),
     5.00%, 7/1/36                                      1,500            1,549
  Glendale G.O. Bonds,
     2.00%, 7/1/18                                      2,600            1,981
  Glendale IDA Revenue Bonds, Series A,
     Midwestern University,
     4.50%, 5/15/06                                       390              390
     4.63%, 5/15/07                                       410              414
     4.75%, 5/15/08                                       425              432
  Maricopa County School District No. 8
     Osborn G.O. Bonds, Series A
     (FGIC Insured), Prerefunded,
     5.88%, 7/1/06                                      1,295            1,315
     5.88%, 7/1/06                                        705              716
  Maricopa County School District No. 8
     Osborn G.O. Refunding Bonds,
     Bank Qualified (FGIC Insured),
     4.70%, 7/1/14                                      1,000            1,058
  Maricopa County Unified School District
     No. 80 Chandler Capital Appreciation
     G.O. Refunding Bonds (FGIC Insured),
     0.00%, 7/1/09                                      1,000              885
  Maricopa County Unified School District
     No. 89 Dysart G.O. Bonds, Series B,
     School Improvement Project of 2002
     (FSA Insured),
     5.25%, 7/1/15                                      1,600            1,732

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.9% - CONTINUED
ARIZONA - 92.7% - (CONTINUED)
  Mesa Utilities System Revenue Bonds
     (FGIC Insured), Prerefunded,
     5.00%, 7/1/09                                       $930             $967
     5.00%, 7/1/09                                      1,000            1,040
  Northern Arizona University Revenue
     Bonds, Systems (FGIC Insured),
     5.13%, 6/1/19                                        785              829
     5.13%, 6/1/20                                        770              813
  Phoenix Civic Improvement Corp. Excise
     TRB, Series A, Senior Lien,
     Municipal Courthouse Project,
     5.75%, 7/1/15                                      1,325            1,413
  Phoenix Civic Improvement Corp.
     Municipal Facilities Subordinate Excise
     TRB (FGIC Insured),
     5.75%, 7/1/15                                      1,000            1,083
  Phoenix Civic Improvement Corp.
     Wastewater System Revenue Bonds,
     Junior Lien (FGIC Insured), Prerefunded,
     6.25%, 7/1/10                                      1,000            1,108
  Phoenix Civic Improvement Corp.
     Wastewater System Revenue Bonds,
     Junior Lien (MBIA Insured),
     5.00%, 7/1/28                                      1,300            1,353
     5.00%, 7/1/29                                        400              416
  Phoenix Civic Improvement Corp. Water
     System Revenue Bonds, Junior Lien
     (FGIC Insured),
     5.50%, 7/1/15                                      2,000            2,168
     5.50%, 7/1/17                                      3,500            3,789
  Phoenix G.O. Bonds,
     4.50%, 7/1/22                                      1,000            1,002
  Phoenix G.O. Bonds, Series B,
     4.50%, 7/1/24                                      1,000            1,000
  Phoenix G.O. Bonds, Series B,
     Various Purpose,
     5.38%, 7/1/20                                      1,000            1,077
  Phoenix G.O. Refunding Bonds,
     Series A,
     4.50%, 7/1/15                                      1,500            1,520
  Phoenix G.O. Refunding Bonds,
     Series B,
     4.50%, 7/1/20                                      1,100            1,106
  Pima County G.O. Bonds (FSA Insured),
     4.00%, 7/1/14                                        750              751

See Notes to the Financial Statements.


FIXED INCOME FUNDS    32      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.9% - CONTINUED
ARIZONA - 92.7% - (CONTINUED)
  Pima County Unified School District No. 6
     Marana G.O. Refunding Bonds
     (FGIC Insured),
     5.40%, 7/1/14                                     $1,300           $1,389
  Pima County Unified School District No. 12
     Sunnyside G.O. Bonds (FGIC Insured),
     Prerefunded,
     5.75%, 7/1/09                                      2,000            2,126
  Prescott Valley Municipal Property Corp.
     Municipal Facilities Revenue Bonds
     (FGIC Insured),
     5.00%, 1/1/16                                        580              610
  Salt River Project Agricultural
     Improvement & Power District Electrical
     Systems Revenue Refunding Bonds,
     Series C,
     4.90%, 1/1/08                                        470              471
  Scottsdale Preservation Authority Excise
     TRB (FGIC Insured), Prerefunded,
     6.00%, 7/1/08                                        370              392
--------------------------------------------------------------------------------
                                                                        48,438
--------------------------------------------------------------------------------
PUERTO RICO - 6.2%
  Puerto Rico Commonwealth Infrastructure
     Financing Authority Special Obligation
     Bonds, Series A, Escrowed to Maturity,
     5.50%, 10/1/20                                     2,500            2,701
     5.50%, 10/1/40                                       500              536
--------------------------------------------------------------------------------
                                                                         3,237
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $49,647)                                                          51,675

                                                       NUMBER            VALUE
                                                      OF SHARES          (000S)
INVESTMENT COMPANIES - 0.2%
  AIM-Tax Exempt Cash Fund                             77,119              $77
  Dreyfus Tax-Exempt Cash Management
     Fund                                               2,602                3
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------
(COST $80)                                                                  80
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.1%
--------------------------------------------------------------------------------
(COST $49,727)                                                          51,755

Other Assets less Liabilities - 0.9%                                       478
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $52,233
--------------------------------------------------------------------------------

At March 31, 2006, the industry sectors for the Arizona Tax-Exempt Fund were:

INDUSTRY SECTOR                                      % OF INVESTMENTS
Education                                                         8.3%
Facilities                                                        9.0
General Obligation                                               16.3
Higher Education                                                 14.1
School District                                                  17.8
Special Obligation                                                6.3
Utilities                                                        10.0
Water                                                            11.5
All other sectors less than 5%                                    6.7
--------------------------------------------------------------------------------
Total                                                           100.0%

At March 31, 2006, the credit quality distribution for the Arizona Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                            %
AAA                                                              81.7%
AA                                                               15.8
A                                                                 2.4
Cash and Equivalents                                              0.1
--------------------------------------------------------------------------------
Total                                                           100.0%

* Standard & Poor's Rating Services

See Notes to the Financial Statements.


                      NORTHERN FUNDS ANNUAL REPORT    33      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA INTERMEDIATE TAX - EXEMPT FUND

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 92.2%
CALIFORNIA - 89.6%
  Antelope Valley Union High School District
     Capital Appreciation G.O. Bonds,
     Series B, Election 2002
     (MBIA Insured),
     0.00%, 8/1/29                                     $3,500           $1,145
  Arcade Water District Revenue COP
     (FGIC Insured), Prerefunded,
     5.00%, 11/1/17                                     1,000            1,043
  California Health Facilities Financing
     Authority Revenue Refunding Bonds,
     Cedars-Sinai Medical Center,
     5.00%, 11/15/13                                    1,000            1,048
  California Infrastructure & Economic
     Development Bank Revenue Bonds,
     Series A, Scripps Research Institute,
     5.75%, 7/1/30                                      1,000            1,042
  California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A, Prerefunded,
     6.00%, 5/1/12                                      1,500            1,696
  California State G.O. Refunding Bonds
     (FGIC Insured),
     4.75%, 2/1/19                                      1,000            1,016
     5.00%, 3/1/21                                      1,500            1,564
  California State Public Works Board Lease
     Revenue Refunding Bonds, Series A,
     Department of Corrections State Prisons
     (AMBAC Insured),
     5.25%, 12/1/13                                     1,350            1,473
  California State Public Works Board Lease
     Revenue Refunding Bonds, Series A,
     Trustees California State University,
     5.25%, 10/1/14                                     3,545            3,688
  California State Public Works Board Lease
     Revenue Refunding Bonds, Series D,
     Department of Corrections
     (MBIA Insured),
     5.00%, 12/1/16                                     1,000            1,065
  California State Public Works Board Lease
     Revenue Bonds, Series H, Department
     of Corrections & Rehabilitation,
     5.00%, 6/1/19                                      2,000            2,087
  California State Various Purpose G.O.
     Bonds,
     4.75%, 3/1/34                                      1,000              995

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 92.2% - CONTINUED
CALIFORNIA - 89.6% - (CONTINUED)
  California Statewide Communities
     Development Authority Revenue COP,
     John Muir/Mount Diablo Health System
     (MBIA Insured),
     5.50%, 8/15/12                                    $4,030           $4,307
  California Statewide Communities
     Development Authority Student Housing
     Revenue Bonds, Series A, East Campus
     Apartments LLC (ACA Insured),
     5.00%, 8/1/12                                      1,775            1,841
  Contra Costa County Home Mortgage
     Revenue Bonds, GNMA Mortgage
     Backed Securities Program (Colld. by
     GNMA), Escrowed to Maturity,
     7.50%, 5/1/14                                      1,000            1,238
  Duarte Redevelopment Agency SFM
     Revenue Refunding Bonds, Series B,
     Mortgage Backed Securities Program
     (Colld. by FNMA), Escrowed to Maturity,
     6.88%, 10/1/11                                       950            1,095
  East Bay Regional Park District G.O.
     Refunding Bonds,
     5.00%, 9/1/17                                        250              257
  Fremont-Newark Community College
     District G.O. Bonds, Series A
     (MBIA Insured),
     5.38%, 8/1/18                                      1,350            1,459
     5.38%, 8/1/19                                        625              675
  Glendale Unified School District G.O.
     Bonds, Series D (MBIA Insured),
     5.38%, 9/1/18                                      1,000            1,073
  Golden State Tobacco Securitization Corp.
     Tobacco Settlement Revenue Bonds,
     Series A, Enhanced Asset Backed
     (AMBAC Insured),
     5.00%, 6/1/21                                      1,000            1,038
  Golden State Tobacco Securitization Corp.
     Tobacco Settlement Revenue Bonds,
     Series B, Enhanced Asset Backed,
     Escrowed to Maturity,
     5.00%, 6/1/10                                      2,000            2,101
  Golden State Tobacco Securitization Corp.
     Tobacco Settlement Revenue Bonds,
     Series B, Enhanced Asset Backed,
     Prerefunded,
     5.38%, 6/1/06                                        750              752

See Notes to the Financial Statements.


FIXED INCOME FUNDS    34      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 92.2% - CONTINUED
CALIFORNIA - 89.6% - (CONTINUED)
  Imperial Irrigation District COP,
     Electric Systems Project,
     6.50%, 11/1/07                                    $2,000           $2,088
  Los Angeles County Metropolitan
     Transportation Authority Sales TRB,
     Series B, Property A-First Tier
     (FSA Insured),
     4.75%, 7/1/15                                      1,250            1,287
  Los Angeles County Metropolitan
     Transportation Authority Sales TRB,
     Series B, Property A-First Tier
     (FSA Insured), Prerefunded,
     4.75%, 7/1/09                                        850              889
  Los Angeles Department of Water &
     Power Waterworks Revenue Bonds,
     Series C (MBIA Insured),
     5.00%, 7/1/29                                      1,300            1,349
  Los Angeles Unified School District G.O.
     Bonds, Series E, Election of 1997
     (MBIA Insured), Prerefunded,
     5.50%, 7/1/12                                      1,060            1,163
  Los Angeles Wastewater Systems
     Revenue Refunding Bonds, Series D
     (FGIC Insured),
     4.70%, 11/1/19                                     1,000            1,001
  Metropolitan Water District of Southern
     California Waterworks Revenue Bonds,
     Series A, Prerefunded,
     5.50%, 7/1/09                                      1,350            1,442
  Modesto Wastewater Revenue Refunding
     Bonds, Series A (FSA Insured),
     5.25%, 11/1/18                                     2,625            2,843
  Oakland Joint Powers Financing Authority
     Lease Revenue Bonds, Oakland
     Administration Buildings
     (AMBAC Insured), Prerefunded,
     5.38%, 8/1/06                                      1,070            1,098
  Ohlone Community College District G.O.
     Bonds, Series B (FSA Insured),
     5.00%, 8/1/20                                      1,000            1,055
  Orange County Water District Refunding
     COP, Series B (MBIA Insured),
     5.38%, 8/15/18                                     1,000            1,073
  Sacramento County Sanitation District
     Financing Authority Revenue Bonds,
     Series A,
     5.60%, 12/1/16                                       915              926

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 92.2% - CONTINUED
CALIFORNIA - 89.6% - (CONTINUED)
  San Francisco City & County Airport
     Commission International Airport
     Revenue Refunding Bonds, Second
     Series Issue 20 (MBIA Insured),
     4.75%, 5/1/15                                       $500             $512
  San Francisco City & County G.O. Bonds,
     Series A, Educational Facilities
     Community College Project,
     5.75%, 6/15/20                                       700              744
  San Gabriel Unified School District G.O.
     Bonds, Series A (FSA Insured),
     Prerefunded
     5.38%, 8/1/12                                      1,375            1,500
  San Gabriel Unified School District G.O.
     Bonds, Series A (FSA Insured),
     5.38%, 8/1/18                                        180              195
  San Jose Airport Revenue Bonds,
     Series A (FGIC Insured),
     5.25%, 3/1/16                                      1,000            1,056
  San Marcos PFA Capital Appreciation
     Custom Receipts Revenue Bonds,
     Escrowed to Maturity,
     0.00%, 7/1/11                                      1,000              820
  San Mateo County Community College
     District G.O. Bonds, Series A,
     Election of 2001 (FGIC Insured),
     5.00%, 9/1/21                                      1,000            1,044
  San Mateo County Transit District
     Revenue Bonds, Series A
     (MBIA Insured), Prerefunded
     5.00%, 6/1/10                                        575              606
  Santa Rosa Wastewater Revenue
     Refunding Bonds, Series A, Subregional
     Wastewater Project (FGIC Insured),
     4.75%, 9/1/16                                      1,000            1,015
  Southern California Public Power Authority
     Capital Appreciation Subordinate
     Revenue Refunding Bonds,
     Southtran Transmission Project,
     0.00%, 7/1/14                                      1,000              697
  Southern California Public Power Authority
     Power Project Revenue Bonds,
     6.75%, 7/1/12                                      2,100            2,395
  University of California Revenue Bonds,
     Series A, Limited Project
     (MBIA Insured),
     4.75%, 5/15/26                                     1,150            1,163


See Notes to the Financial Statements.


                      NORTHERN FUNDS ANNUAL REPORT    35      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA INTERMEDIATE TAX - EXEMPT FUND (continued)

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 92.2%  - CONTINUED
CALIFORNIA - 89.6% - (CONTINUED)
  University of California Revenue Bonds,
     Series B, Limited Project,
     4.75%, 5/15/38                                    $1,750           $1,750
  University of California Revenue Bonds,
     Series C (MBIA Insured),
     4.75%, 5/15/31                                     2,000            2,020
  Washington Township Healthcare District
     Revenue Bonds,
     4.50%, 7/1/07                                      1,005            1,011
     5.00%, 7/1/09                                        250              256
--------------------------------------------------------------------------------
                                                                        66,696
--------------------------------------------------------------------------------
PUERTO RICO - 1.4%
  Puerto Rico Electric Power Authority
     Revenue Refunding Bonds
     (MBIA Insured),
     5.00%, 7/1/18                                      1,000            1,075
--------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.2%
  Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax Lien Note,
     5.63%, 10/1/10                                       855              881
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $66,251)                                                          68,652
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 6.5%
  ABAG Finance Authority for Nonprofit
     Corps. Revenue VRDB, Jewish Home
     San Francisco (Allied Irish Bank PLC
     LOC),
     3.06%, 4/3/06                                        100              100
  California Pollution Control Financing
     Authority PCR Refunding VRDB
     (Bank One N.A. LOC),
     3.15%, 4/3/06                                        700              700
  California State Department of Water
     Resources Power Supply VRDB,
     Series B-2 (BNP Paribas LOC),
     3.07%, 4/3/06                                        100              100
  California State Department of Water
     Resources Power Supply VRDB,
     Series C-7 (FSA Insured),
     3.17%, 4/6/06                                      1,500            1,500
  California State G.O. VRDB, Series B-4
     (BNP Paribas LOC),
     3.13%, 4/5/06                                        800              800

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
SHORT-TERM INVESTMENTS - 6.5%  - CONTINUED
  California Statewide Communities
     Development Authority VRDB, Senior
     Living Facility (Sovereign Bank LOC),
     3.14%, 4/6/06                                       $750             $750
  Los Angeles Department of Water &
     Power Waterworks Revenue VRDB,
     Subseries B-1,
     3.17%, 4/6/06                                        850              850
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $4,800)                                                            4,800
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.7%
--------------------------------------------------------------------------------
(COST $71,051)                                                          73,452
     Other Assets less Liabilities - 1.3%                                  982
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $74,434

At March 31, 2006, the industry sectors for the California Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR                                    % OF INVESTMENTS
Agriculture                                                     5.3%
Facilities                                                      6.1
General Obligation                                             11.6
Higher Education                                               15.7
Medical                                                         9.0
Power                                                          13.0
School District                                                 6.9
Utilities                                                      12.6
Water                                                           6.0
All other sectors less than 5%                                 13.8
--------------------------------------------------------------------------------
Total                                                         100.0%

See Notes to the Financial Statements.


FIXED INCOME FUNDS    36      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

At March 31, 2006, the credit quality distribution for the California Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                           %
AAA                                                              59.4%
AA                                                               10.2
A                                                                22.6
BBB                                                               1.2
Cash and Equivalents                                              6.6
--------------------------------------------------------------------------------
Total                                                           100.0%

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.


                      NORTHERN FUNDS ANNUAL REPORT    37      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA TAX - EXEMPT FUND

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.7%
CALIFORNIA - 90.7%
  Alameda County Unified School District
     Capital Appreciation G.O. Bonds, Series A
     (FSA Insured),
     0.00%, 8/1/29                                     $2,000             $655
  Alameda County Water District Revenue
     Refunding Bonds (MBIA Insured),
     4.75%, 6/1/20                                      2,000            2,025
  Anaheim PFA Revenue Bonds, Electric
     System Distributing Facilities
     (MBIA Insured),
     5.00%, 10/1/28                                     2,000            2,059
  Anaheim PFA Tax Allocation Revenue
     Bonds, Series A, Redevelopment Project
     (MBIA Insured),
     5.25%, 2/1/18                                        250              258
  Anaheim Union High School District Capital
     Appreciation G.O. Bonds, Election 2002
     (MBIA Insured),
     0.00%, 8/1/28                                        575              198
  Aztec Shops Ltd. Auxiliary Organization
     Student Housing Revenue Bonds,
     San Diego State University,
     6.00%, 9/1/31                                      2,000            2,111
  Beverly Hills Unified School District G.O.
     Bonds, Series A, Prerefunded,
     5.38%, 8/1/12                                      1,370            1,495
  California Educational Facilities Authority
     Capital Appreciation Revenue Bonds,
     Loyola Marymount (MBIA Insured),
     Prerefunded,
     0.00%, 10/1/09                                     4,435            1,184
     0.00%, 10/1/09                                     3,435              805
  California Health Facilities Finance
     Authority Revenue Bonds, Series A,
     Cedars-Sinai Medical Center,
     Prerefunded,
     6.13%, 12/1/09                                     3,350            3,658
  California Infrastructure & Economic
     Development Bank Revenue Bonds,
     Series A, Scripps Research Institute,
     5.75%, 7/1/30                                        250              261
  California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A, Prerefunded,
     6.00%, 5/1/12                                        500              565
  California State G.O. Bonds,
     5.13%, 6/1/24                                      2,000            2,062

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.7% - CONTINUED
CALIFORNIA - 90.7% - (CONTINUED)
  California State G.O. Refunding Bonds
     (FGIC Insured),
     4.75%, 2/1/29                                      $1,000          $1,006
  California State G.O. Refunding Bonds,
     4.38%, 10/1/17                                      1,390           1,390
     5.00%, 3/1/21                                       1,000           1,042
  California State Public Works Board Lease
     Revenue Refunding Bonds, Series B,
     Various Community College Project
     (AMBAC Insured),
     5.63%, 3/1/16                                       1,000           1,022
  California State Public Works Board
     Revenue Bonds, Series H, Department of
     Corrections & Rehabilitation,
     5.00%, 6/1/19                                         500             522
  California State University Foundation
     Revenue Bonds, Series A, Sacramento
     Auxiliary (MBIA Insured), Prerefunded,
     5.50%, 10/1/12                                        500             550
     5.50%, 10/1/12                                        500             550
  California State Various Purpose
     G.O. Bonds,
     4.75%, 3/1/34                                       1,000             995
  California Statewide Communities
     Development Authority Student Housing
     Revenue Bonds, Series A, East Campus
     Apartments LLC (ACA Insured),
     5.63%, 8/1/34                                       1,000           1,044
  Del Mar Race Track Authority Revenue
     Bonds,
     5.00%, 8/15/11                                      1,000           1,040
  Dry Creek Joint Elementary School District
     Capital Appreciation G.O. Bonds, Series A
     (FSA Insured),
     0.00%, 8/1/09                                         400             354
  East Bay Municipal Utilities District Water
     System Revenue Bonds (MBIA Insured),
     5.00%, 6/1/26                                       1,000           1,032
  East Bay Regional Park District G.O.
     Refunding Bonds,
     5.00%, 9/1/17                                       2,250           2,315
  Fillmore Unified School District Capital
     Appreciation G.O. Bonds, Series A
     (FGIC Insured),
     0.00%, 7/1/10                                        515             440

See Notes to the Financial Statements.


FIXED INCOME FUNDS    38      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.7% - CONTINUED
CALIFORNIA - 90.7% - (CONTINUED)
  Folsom G.O. Bonds, Series D, School
     Facilities Project (FGIC Insured),
     5.70%, 8/1/13                                       $200             $209
  Fremont-Newark Community College
     District G.O. Bonds, Series A
     (MBIA Insured),
     5.38%, 8/1/19                                        750              810
  Glendale Unified School District G.O. Bonds,
     Series D (MBIA Insured),
     5.38%, 9/1/18                                        665              714
  Golden State Tobacco Securitization Corp.
     Revenue Bonds, Series B, Enhanced
     Asset Backed, Prerefunded,
     5.38%, 6/1/10                                      2,220            2,361
     5.63%, 6/1/13                                      2,000            2,206
  Imperial Irrigation District COP,
     Electric Systems Project,
     6.50%, 11/1/07                                     1,600            1,671
  Imperial Irrigation District Refunding COP,
     Electric Systems Project (MBIA Insured),
     5.20%, 11/1/09                                       175              184
  Lemoore Union High School District G.O.
     Bonds (AMBAC Insured),
     6.00%, 1/1/12                                        200              223
  Los Angeles County Metropolitan
     Transportation Authority Sales TRB,
     Series B, Property A-First Tier
     (FSA Insured),
     4.75%, 7/1/15                                      1,750            1,802
  Los Angeles County Metropolitan
     Transportation Authority Sales TRB,
     Series B, Property A-First Tier
     (FSA Insured), Prerefunded,
     4.75%, 7/1/09                                      1,150            1,202
  Los Angeles Department of Water & Power
     Waterworks Revenue Bonds, Series C
     (MBIA Insured),
     5.00%, 7/1/29                                      1,500            1,556
  Los Angeles Harbor Department Revenue
     Bonds, Escrowed to Maturity,
     7.60%, 10/1/18                                        35               43
  Modesto Irrigation District Refunding COP,
     Series B, Capital Improvements Project,
     5.30%, 7/1/22                                      1,720            1,721

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.7% - CONTINUED
CALIFORNIA - 90.7% - (CONTINUED)
  Monrovia Unified School District Capital
     Appreciation G.O. Bonds, Series A
     (MBIA Insured),
     0.00%, 8/1/10                                       $720             $613
  New Haven Unified School District G.O.
     Refunding Bonds (FSA Insured),
     5.75%, 8/1/20                                        320              354
  Oakland G.O. Bonds, Measure I
     (FGIC Insured), Prerefunded,
     5.60%, 12/15/06                                      200              207
  Perris Unified High School District Capital
     Appreciation G.O. Bonds, Series B
     (FGIC Insured),
     0.00%, 9/1/26                                      1,000              394
  Placentia-Yorba Linda Unified School
     District G.O. Bonds, Series A
     (FGIC Insured), Prerefunded,
     5.38%, 8/1/12                                      1,000            1,091
  Rio Hondo Community College District G.O.
     Bonds, Series A, School Facilities
     Construction & Improvement
     (MBIA Insured), Prerefunded,
     5.25%, 8/1/14                                      2,000            2,190
  Sacramento City Financing Authority
     Revenue Bonds, Series A, Capital
     Improvement (AMBAC Insured),
     5.00%, 12/1/32                                     1,720            1,769
  Sacramento County Sanitation District
     Financing Authority Revenue Bonds,
     Series A,
     5.60%, 12/1/16                                       305              309
  San Francisco City & County Airport
     Commission International Airport
     Revenue Refunding Bonds, Second
     Series Issue 20 (MBIA Insured),
     4.75%, 5/1/15                                      1,000            1,023
  San Francisco City & County G.O. Bonds,
     Series A, Educational Facilities
     Community College Project,
     5.75%, 6/15/20                                     1,200            1,276
  San Francisco State Building Authority
     Lease Revenue Refunding Bonds, Series
     A, Department of General Services,
     5.00%, 10/1/13                                     4,250            4,486
  San Gabriel Unified School District G.O.
     Bonds, Series A (FSA Insured),
     5.38%, 8/1/19                                        200              216
     5.38%, 8/1/20                                        225              243

See Notes to the Financial Statements.


                      NORTHERN FUNDS ANNUAL REPORT    39      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA TAX - EXEMPT FUND (continued)

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.7% - CONTINUED
CALIFORNIA - 90.7% - (CONTINUED)
  San Gabriel Unified School District G.O.
     Bonds, Series A (FSA Insured),
     Prerefunded,
     5.38%, 8/1/12                                     $1,550           $1,691
     5.38%, 8/1/12                                      1,730            1,888
  San Jose Airport Revenue Bonds, Series A
     (FGIC Insured),
     5.25%, 3/1/16                                        440              465
  San Jose G.O. Bonds, Libraries & Public
     Safety Project,
     4.25%, 9/1/23                                        770              749
  San Jose Unified School District Santa
     Clara County G.O. Bonds, Series A
     (FSA Insured),
     5.38%, 8/1/19                                        500              540
  San Mateo County Transit District Revenue
     Bonds, Series A (MBIA Insured),
     Prerefunded,
     5.00%, 6/1/10                                        500              527
     4.50%, 6/1/10                                      1,225            1,267
  Santa Margarita-Dana Point Authority
     Revenue Bonds, Series B, California
     Improvements Districts 3, 3a, 4, & 4a
     (MBIA Insured),
     7.25%, 8/1/09                                      1,150            1,279
  Santa Rosa Wastewater Revenue
     Refunding Bonds, Series A
     (FGIC Insured),
     5.25%, 9/1/16                                         35               38
  Santa Rosa Wastewater Revenue
     Refunding Bonds, Series A, Subregional
     Wastewater Project (FGIC Insured),
     4.75%, 9/1/16                                        200              203
  South Placer Wastewater Authority
     Revenue Bonds, Series A (FGIC Insured),
     Prerefunded,
     5.00%, 11/1/10                                     2,410            2,574
  Southern California Public Power Authority
     Revenue Refunding Bonds, San Juan
     Power (FSA Insured), Prerefunded,
     5.25%, Mandatory Put 1/1/12                        2,000            2,159
  Torrance Hospital Revenue Bonds, Series A,
     Torrance Memorial Medical Center,
     6.00%, 6/1/22                                        500              544
  University of California Revenue Bonds,
     Series B, Limited Project,
     4.75%, 5/15/38                                     2,525            2,525

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.7% - CONTINUED
CALIFORNIA - 90.7% - (CONTINUED)
  University of California Revenue Bonds,
     Series C (MBIA Insured),
     4.75%, 5/15/31                                    $1,000           $1,010
  University of California Revenue Bonds,
     Series Q, Multiple Purpose Projects
     (FSA Insured),
     5.00%, 9/1/31                                      2,000            2,068
  Vista Unified School District G.O. Bonds,
     Series A (FSA Insured),
     5.38%, 8/1/16                                        100              108
     5.38%, 8/1/17                                        190              205
  Vista Unified School District G.O. Bonds,
     Series A (FSA Insured), Prerefunded,
     5.38%, 8/1/12                                        400              437
  Walnut Valley Unified School District G.O.
     Refunding Bonds, Series A
     (MBIA Insured),
     7.20%, 2/1/16                                      1,000            1,187
  Washington Township Healthcare District
     Revenue Bonds,
     5.00%, 7/1/09                                        405              415
     5.00%, 7/1/11                                        500              514
     5.00%, 7/1/12                                      1,270            1,303
--------------------------------------------------------------------------------
                                                                        83,207
--------------------------------------------------------------------------------
PUERTO RICO - 6.6%
  Puerto Rico Commonwealth Highway &
     Transportation Authority Revenue Bonds,
     Series B (MBIA Insured), Prerefunded,
     5.75%, 7/1/10                                      1,600            1,742
  Puerto Rico Commonwealth Infrastructure
     Financing Authority Special Obligation
     Bonds, Series A, Escrowed to Maturity,
     5.50%, 10/1/40                                     4,000            4,289
--------------------------------------------------------------------------------
                                                                         6,031
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


FIXED INCOME FUNDS    40      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                    PRINCIPAL
                                                      AMOUNT             VALUE
                                                      (000S)             (000S)
MUNICIPAL BONDS - 98.7% - CONTINUED
VIRGIN ISLANDS - 1.4%
  Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax Lien Note,
     5.63%, 10/1/10                                    $1,280           $1,319
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $85,196)                                                          90,557
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.7%
--------------------------------------------------------------------------------
(COST $85,196)                                                          90,557
     Other Assets less Liabilities - 1.3%                                1,204
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $91,761

At March 31, 2006, the industry sectors for the California Tax-Exempt Fund were:

INDUSTRY SECTOR                                    % OF INVESTMENTS
Agriculture                                                     5.0%
Facilities                                                      5.0
General                                                         6.0
General Obligation                                             13.3
Higher Education                                               14.3
Medical                                                         7.1
Power                                                           9.2
School District                                                14.4
Transportation                                                  7.3
Utilities                                                       5.7
All other sectors less than 5%                                 12.7
--------------------------------------------------------------------------------
Total                                                         100.0%

At March 31, 2006, the credit quality distribution for the California Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                           %
AAA                                                              61.0%
AA                                                               11.7
A                                                                22.4
BBB                                                               4.9
--------------------------------------------------------------------------------
Total                                                           100.0%

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.


NORTHERN FUNDS ANNUAL REPORT    41      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
FIXED INCOME FUND

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
ASSET-BACKED SECURITIES - 15.2%
AUTOMOBILE - 5.6%
   Carmax Auto Owner Trust, Series 2005-2,
     Class A3,
     4.21%, 1/15/10                                $5,715              $5,627
   Chase Manhattan Auto Owner Trust,
     Series 2005-A, Class A3,
     3.87%, 6/15/09                                 3,715               3,646
  Daimler Chrysler Auto Trust,
     Series 2005-A, Class A4,
     3.74%, 2/8/10                                  7,815               7,621
   Honda Auto Receivables Owner Trust,
     Series 2005-3, Class A3,
     3.87%, 4/20/09                                 3,960               3,892
   Nissan Auto Receivables Owner Trust,
     Series 2005-A, Class A4,
     3.82%, 7/15/10                                 7,775               7,561
   USAA Auto Owner Trust, Series 2005-4,
     Class A4,
     4.89%, 8/15/12                                 7,911               7,841
   WFS Financial Owner Trust,
     Series 2004-2, Class A4,
     3.54%, 11/21/11                                3,425               3,355
   WFS Financial Owner Trust,
     Series 2005-3, Class A3A,
     4.25%, 6/17/10                                 5,030               4,962
--------------------------------------------------------------------------------
                                                                       44,505
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE SERVICES - 8.4%
   Banc of America Commercial Mortgage,
     Inc., Series 2004-5, Class A2,
     4.18%, 11/10/41                                4,810               4,634
   Bear Stearns Commercial Mortgage
     Securities, Series 2005-PWR9,
     Class A2,
     4.74%, 9/11/42                                 5,465               5,325
   Chase Manhattan Bank-First Union
     National Bank, Series 1999-1,
     Class A2,
     7.44%, 8/15/31                                 5,025               5,317
   Commercial Mortgage Acceptance
     Corp., Series 1998-C2, Class A3,
     6.04%, 9/15/30                                 5,319               5,388
   Commercial Mortgage Acceptance
     Corp., Series 1999-C1, Class A2,
     7.03%, 6/15/31                                 6,089               6,322

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
ASSET-BACKED SECURITIES - 15.2% - CONTINUED
COMMERCIAL MORTGAGE SERVICES - 8.4% - (CONTINUED)
   Credit Suisse First Boston Mortgage
     Securities Corp., Series 2002-CKN2,
     Class A3,
     6.13%, 4/15/37                                $2,375              $2,451
   DLJ Commercial Mortgage Corp.,
     Series 1998-CF2, Class A1B,
     6.24%, 11/12/31                                2,220               2,263
   DLJ Commercial Mortgage Corp.,
     Series 1999-CG1, Class A1B,
     6.46%, 3/10/32                                 2,915               2,997
   GMAC Commercial Mortgage Securities,
     Inc., Series 2002-C3, Class A2,
     4.93%, 7/10/39                                 2,555               2,478
   Greenwich Capital Commercial Funding
     Corp., Series 2005-GG3, Class A2,
     4.31%, 8/10/42                                 2,155               2,080
   JP Morgan Chase Commercial
     Mortgage Securities Corp.,
     Series 2005-LDP1, Class A2,
     4.63%, 3/15/46                                 3,785               3,691
   LB Commercial Conduit Mortgage Trust,
     Series 1998-C1, Class A3,
     6.48%, 2/18/30                                 7,123               7,221
   LB-UBS Commercial Mortgage Trust,
     Series 2005-C5, Class A2,
     4.89%, 9/15/30                                 5,795               5,686
   Merrill Lynch Mortgage Trust,
     Series 2004-BPC1, Class A2,
     4.07%, 10/12/41                                4,955               4,762
   Morgan Stanley Dean Witter Capital I,
     Series 2001-TOP1, Class A4,
     6.66%, 2/15/33                                 3,300               3,458
Morgan Stanley Dean Witter Capital I,
     Series 2001-TOP3, Class A4,
     6.39%, 7/15/33                                 2,300               2,393
--------------------------------------------------------------------------------
                                                                       66,466
--------------------------------------------------------------------------------
CREDIT CARD - 0.7%
   Citibank Credit Card Issuance Trust,
     Series 2003-A3, Class A3,
     3.10%, 3/10/10                                 3,300               3,172
   Citibank Credit Card Issuance Trust,
     Series 2003-A8, Class A8,
     3.50%, 8/16/10                                 2,020               1,944
--------------------------------------------------------------------------------
                                                                        5,116
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
ASSET-BACKED SECURITIES - 15.2% - CONTINUED
WHOLE LOAN - 0.5%
   Washington Mutual, Inc.,
     Series 2003-AR7, Class A5,
     3.07%, 8/25/33                                $3,715              $3,642
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
(COST $122,892)                                                       119,729

CORPORATE BONDS - 18.4%
AUTO MANUFACTURERS - 1.6%
   DaimlerChrysler N.A. Holding Corp.,
     8.50%, 1/18/31                                 4,310               5,042
   General Motors Corp.,
     7.13%, 7/15/13                                10,115               7,536
--------------------------------------------------------------------------------
                                                                       12,578
--------------------------------------------------------------------------------
BANKS - 1.1%
   RBS Capital Trust III,
     5.51%, 9/29/49                                 3,590               3,463
   Wachovia Capital Trust III,
     5.80%, 3/15/42                                 5,290               5,197
--------------------------------------------------------------------------------
                                                                        8,660
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 6.7%
   Dow Jones CDX HY, Series 5-T1, (1)
     8.75%, 12/29/10                                  176                 181
   Dow Jones CDX HY, Series 5-T2, (1) (2)
     7.25%, 12/29/10                               18,634              18,576
   Dow Jones CDX HY, Series 5-T3, (1) (2)
     8.25%, 12/29/10                               11,910              11,999
   International Lease Finance Corp.,
     5.00%, 9/15/12                                 5,475               5,265
   Lehman Brothers Holdings, Inc.,
     5.50%, 4/4/16                                  3,330               3,265
   Nelnet, Inc.,
     5.13%, 6/1/10                                  8,095               7,821
   Power Receivable Finance LLC, (1) (2)
     6.29%, 1/1/12                                  1,495               1,501
   Residential Capital Corp.,
     6.88%, 6/30/15                                 3,780               3,941
--------------------------------------------------------------------------------
                                                                       52,549
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
CORPORATE BONDS - 18.4% - CONTINUED
ELECTRIC - 0.6%
   PSEG Power LLC,
     5.50%, 12/1/15                                $5,090              $4,941
--------------------------------------------------------------------------------
   MEDIA - 1.4%
     Comcast Corp.,
     4.95%, 6/15/16                                 5,695               5,190
   Time Warner Entertainment Co.,
     8.38%, 3/15/23                                 5,090               5,755
--------------------------------------------------------------------------------
                                                                       10,945
--------------------------------------------------------------------------------
OIL & GAS - 2.6%
   Devon Financing Corp.,
     7.88%, 9/30/31                                 3,500               4,226
   Pemex Project Funding Master Trust,
     7.38%, 12/15/14                                2,370               2,530
   Premcor Refining Group (The), Inc.,
     9.50%, 2/1/13                                  1,910               2,117
     6.75%, 5/1/14                                  7,385               7,664
   XTO Energy, Inc.,
     6.10%, 4/1/36                                  3,980               3,873
--------------------------------------------------------------------------------
                                                                       20,410
--------------------------------------------------------------------------------
PIPELINES - 1.0%
   Consolidated Natural Gas Co.,
     5.00%, 3/1/14                                  2,905               2,743
   Duke Capital Corp.,
     8.00%, 10/1/19                                 4,500               5,255
--------------------------------------------------------------------------------
                                                                        7,998
--------------------------------------------------------------------------------
REAL ESTATE - 0.5%
   EOP Operating LP,
     7.88%, 7/15/31                                 3,435               3,882
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.6%
   iStar Financial, Inc.,
     5.65%, 9/15/11                                 5,315               5,242
--------------------------------------------------------------------------------
RETAIL - 0.9%
   Home Depot, Inc.,
     5.40%, 3/1/16                                  7,630               7,538
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.7%
   Washington Mutual Preferred Funding
     Delaware, (1) (2)
     6.53%, 3/29/49                                 5,410               5,242
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.7%
   Verizon Global Funding Corp.,
     5.85%, 9/15/35                                 1,995               1,789

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   43   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
FIXED INCOME FUND (continued)

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
CORPORATE BONDS - 18.4% - CONTINUED
TELECOMMUNICATIONS - 0.7% - (CONTINUED)
   Verizon New Jersey, Inc.,
     5.88%, 1/17/12                                $2,115              $2,097
   Verizon of New England, Inc.,
     6.50%, 9/15/11                                 1,600               1,624
--------------------------------------------------------------------------------
                                                                        5,510
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
--------------------------------------------------------------------------------
(COST $147,920)                                                       145,495

FOREIGN ISSUER BONDS - 3.4%
BANKS - 1.3%
   Shinsei Finance Cayman Ltd., (1) (2)
     6.42%, 1/29/49                                 5,975               5,881
   Sumitomo Mitsui Banking Corp., (1) (2)
     5.63%, 7/29/49                                 4,725               4,584
--------------------------------------------------------------------------------
                                                                       10,465
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.8%
   MUFG Capital Finance 1 Ltd.,
     6.35%, 7/29/49                                 5,985               6,049
--------------------------------------------------------------------------------
SEMICONDUCTORS - 0.6%
   Chartered Semiconductor
     Manufacturing Ltd.,
     6.38%, 8/3/15                                  4,700               4,632
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.7%
   Deutsche Telekom International
     Finance BV,
     5.75%, 3/23/16                                 3,045               2,975
   Telecom Italia Capital S.A.,
     5.25%, 10/1/15                                 2,985               2,777
--------------------------------------------------------------------------------
                                                                        5,752
--------------------------------------------------------------------------------
TOTAL FOREIGN ISSUER BONDS
--------------------------------------------------------------------------------
(COST $27,417)                                                         26,898

U.S. GOVERNMENT AGENCIES - 48.8% (3)
FANNIE MAE - 36.7%
   Pool #255452,
     5.50%, 10/1/19                                 9,001               8,950
   Pool #535714,
     7.50%, 1/1/31                                    289                 302
   Pool #535982,
     7.50%, 5/1/31                                    701                 732


                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
U.S. GOVERNMENT AGENCIES - 48.8% (3) - CONTINUED
FANNIE MAE - 36.7% - (CONTINUED)
   Pool #545003,
     8.00%, 5/1/31                                    $21                 $23
   Pool #545437,
     7.00%, 2/1/32                                    634                 654
   Pool #545556,
     7.00%, 4/1/32                                    423                 436
   Pool #545757,
     7.00%, 6/1/32                                  3,050               3,144
   Pool #555189,
     7.00%, 12/1/32                                 2,083               2,146
   Pool #581806,
     7.00%, 7/1/31                                    922                 951
   Pool #725424,
     5.50%, 4/1/34                                 25,884              25,316
   Pool #725787,
     5.00%, 9/1/19                                 20,884              20,379
   Pool #739433,
     5.00%, 10/1/18                                   623                 609
   Pool #796371,
     5.00%, 10/1/19                                   309                 301
   Pool #796457,
     6.00%, 9/1/34                                 14,963              14,969
   Pool #797773,
     5.00%, 3/1/20                                  2,301               2,245
   Pool #814782,
     7.00%, 4/1/35                                    103                 106
   Pool TBA, (4)
     5.00%, 5/20/15                                59,786              56,909
     4.50%, 4/1/18                                 21,858              20,895
     5.00%, 12/31/49                               21,437              20,392
     5.50%, 12/31/49                                9,030               8,974
     5.50%, 12/31/49                              103,800             101,302
--------------------------------------------------------------------------------
                                                                      289,735
--------------------------------------------------------------------------------
FREDDIE MAC GOLD - 11.1%
   Pool #A41603,
     6.50%, 1/1/36                                  1,458               1,486
   Pool #A46279,
     5.00%, 7/1/35                                 42,580              40,524
   Pool #C00910,
     7.50%, 1/1/30                                  1,020               1,067
   Pool #G01790,
     6.50%, 9/1/34                                 10,643              10,850

See Notes to the Financial Statements.

FIXED INCOME FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
U.S. GOVERNMENT AGENCIES - 48.8% (3) - CONTINUED
FREDDIE MAC GOLD - 11.1% - (CONTINUED)
   Pool #G01824,
     6.50%, 4/1/35                                 $4,062              $4,145
   Pool #G02047,
     6.50%, 1/1/36                                 28,470              29,023
--------------------------------------------------------------------------------
                                                                       87,095
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.0%
   Pool # 595091,
     6.00%, 10/15/32                                2,729               2,763
   Pool # 627123,
     5.50%, 3/15/34                                 5,318               5,270
--------------------------------------------------------------------------------
                                                                        8,033
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------
(COST $389,206)                                                       384,863

U.S. GOVERNMENT OBLIGATIONS - 11.3%
U.S. TREASURY BONDS - 4.5%
     6.75%, 8/15/26                                 3,555               4,306
   Principal Only Treasury Strip,
     5.08%, 11/15/27                               92,566              31,296
--------------------------------------------------------------------------------
                                                                       35,602
--------------------------------------------------------------------------------
U.S. TREASURY NOTES - 6.8%
     4.38%, 12/31/07                                5,735               5,689
     4.50%, 2/15/09                                 3,510               3,480
     4.75%, 3/31/11                                11,673              11,640
     4.50%, 2/15/16                                34,012              33,080
--------------------------------------------------------------------------------
                                                                       53,889
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------
(COST $91,159)                                                         89,491

                                                   NUMBER              VALUE
                                                  OF SHARES            (000S)
WARRANT - 0.0%
   Leap Wireless International,
     Exp. 4/15/10, Strike $96.80 (1) *                500                  --
--------------------------------------------------------------------------------
TOTAL WARRANT
--------------------------------------------------------------------------------
(COST $5)                                                                  --

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
SHORT-TERM INVESTMENTS - 29.2%
   Barclays Bank, Global Treasury
     Services, London, Eurodollar Time
     Deposit,
     4.95%, 4/3/06                               $118,478            $118,478
   FHLB Discount Note,
     4.69%, 4/3/06                                112,038             112,009
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $230,487)                                                       230,487

TOTAL INVESTMENTS - 126.3%
--------------------------------------------------------------------------------
(COST $1,009,086)                                                     996,963
   Liabilities less Other Assets - (26.3)%                           (207,616)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $789,347

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2) Restricted security has been deemed illiquid. At March 31, 2006, the value of these restricted illiquid securities amounted to approximately $47,783,000 or 6.1% of net assets. Additional information on each restricted illiquid security is as follows:

                                                                     ACQUISITION
                                                ACQUISITION             COST
SECURITY                                           DATE                (000S)
Dow Jones CDX HY, Series 5-T2,
7.25%, 12/29/10                              10/6/05-11/03/05            $18,389

Dow Jones CDX HY, Series 5-T3,
8.25%, 12/29/10                               12/14/05-1/6/06             11,898

Power Receivable Finance LLC,
6.29%, 1/1/12                                     9/30/03                  1,495

Shinsei Finance Cayman Ltd.,
6.42%, 1/29/49                                    2/16/06                  6,011

Sumitomo Mitsui Banking Corp.,
5.63%, 7/29/49                                    7/15/05                  4,700

Washington Mutual Preferred Funding
Delaware,
6.53%, 3/29/49                                    2/24/06                  5,410
--------------------------------------------------------------------------------

(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4)   When-Issued Security

*     Non-Income Producing Security

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   45   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
FIXED INCOME FUND (continued)


At March 31, 2006, the credit quality distribution for the Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                     %
AAA                                                                      78.1%
AA                                                                        1.6
A                                                                         3.8
BBB                                                                      11.6
BB                                                                        2.4
B or Lower                                                                2.5
--------------------------------------------------------------------------------
Total                                                                   100.0%

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
FLORIDA INTERMEDIATE TAX-EXEMPT FUND

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
MUNICIPAL BONDS - 90.2%
FLORIDA - 85.0%
   Broward County Airport System Revenue
     Bonds, Series L (AMBAC Insured),
     5.00%, 10/1/13                                $1,805              $1,915
   Capital Projects Finance Authority
     Student Housing Revenue Bonds,
     Series F-1, Capital Projects Loan
     Program (MBIA Insured),
     4.50%, 10/1/06                                   575                 577
   Crossings at Fleming Island Community
     Development District Special
     Assessment Revenue Refunding
     Bonds, Series C,
     7.05%, 5/1/15                                    300                 319
   Dade County G.O. Unlimited Refunding
     Bonds (MBIA Insured),
     6.50%, 10/1/10                                   400                 445
   Dade County School Board COP, Series B
     (AMBAC Insured), Prerefunded,
     5.60%, 8/1/06                                  1,000               1,017
   Florida State Board of Education G.O.
     Bonds, Series C, Capital Outlay
     (FGIC Insured), Prerefunded,
     5.75%, 6/1/10                                  2,000               2,174
   Florida State Board of Education G.O.
     Refunding Bonds, Series B,
     Public Education,
     5.25%, 6/1/11                                  1,500               1,604
   Florida State Board of Public Education
     G.O. Bonds, Series A, Capital Outlay,
     Prerefunded,
     5.25%, 6/1/10                                  1,100               1,175
   Florida State Department Environmental
     Protection Preservation Revenue
     Bonds, Series B (FGIC Insured),
     5.25%, 7/1/16                                  2,380               2,555
   Florida State Department of Management
     Services COP, Series A (MBIA Insured),
     4.00%, 8/1/06                                  2,000               2,003
   Florida State Department of
     Transportation Revenue Refunding
     Bonds, Right of Way, Series B,
     6.38%, 7/1/06                                  1,220               1,228
   Florida State Turnpike Authority Revenue
     Bonds, Department of Transportation,
     Series A (FSA Insured),
     6.50%, 7/1/06                                  1,500               1,511

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
MUNICIPAL BONDS - 90.2% - CONTINUED
FLORIDA - 85.0% - (CONTINUED)
   Gainesville Utility Systems Revenue
     Bonds, Series A,
     5.25%, 10/1/15                                $1,065              $1,147
     5.25%, 10/1/16                                 1,120               1,208
   Hillsborough County School District Sales
     TRB (AMBAC Insured),
     5.00%, 10/1/13                                 1,000               1,068
   Jacksonville Excise Taxes Revenue
     Refunding Bonds, Series C (AMT)
     (MBIA Insured),
     5.25%, 10/1/16                                 1,300               1,376
   JEA St. Johns River Revenue Refunding
     Bonds, Series 17-2,
     5.25%, 10/1/13                                 2,000               2,117
   Lee County Transportation Revenue
     Refunding Bonds, Series A
     (AMBAC Insured),
     5.50%, 10/1/14                                   900                 968
   Marco Island Utility System Revenue
     Bonds (MBIA Insured),
     5.25%, 10/1/15                                 2,520               2,709
   Miami-Dade County Aviation Revenue
     Refunding Bonds, Series D, Miami Intl.
     Airport (AMT) (MBIA Insured),
     5.25%, 10/1/18                                 1,645               1,728
   Miami-Dade County Expressway
     Authority Toll System Revenue Bonds,
     Series B (FGIC Insured),
     5.25%, 7/1/25                                  2,525               2,700
   Miami-Dade County School District G.O.
     Refunding Bonds (FSA Insured),
     5.38%, 8/1/14                                  1,000               1,096
   Osceola County Infrastructure Sales
     Surtax Revenue Bonds
     (AMBAC Insured),
     5.38%, 10/1/21                                 1,000               1,073
   Palm Beach County Criminal Justice
     Facilities Revenue Bonds
     (FGIC Insured),
     5.75%, 6/1/13                                  1,550               1,723
   Palm Beach County G.O. Unlimited
     Refunding Bonds, Series B,
     6.50%, 7/1/10                                    250                 277
   Palm Beach County Public Improvement
     Revenue Bonds, Convention Center
     Project (FGIC Insured), Prerefunded,
     5.63%, 11/1/11                                 1,085               1,185

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   47   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
FLORIDA INTERMEDIATE TAX-EXEMPT FUND (continued)

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
MUNICIPAL BONDS - 90.2% - CONTINUED
FLORIDA - 85.0% - (CONTINUED)
   Palm Coast Utility System Revenue Bonds
     (MBIA Insured),
     5.25%, 10/1/21                                $1,000              $1,071
   Polk County Utility System Revenue
     Refunding Bonds, Series B
     (FGIC Insured),
     5.00%, 10/1/14                                 1,500               1,606
   South Florida Water Management District
     Special Obligation Limited Acquisition
     Revenue Refunding Bonds
     (AMBAC Insured),
     5.25%, 10/1/13                                 1,250               1,355
--------------------------------------------------------------------------------
                                                                       40,930
--------------------------------------------------------------------------------
PUERTO RICO - 2.3%
   Puerto Rico Municipal Financing Agency
     G.O. Unlimited Bonds, Series A
     (FSA Insured), Prerefunded,
     6.00%, 8/1/09                                  1,000               1,083
--------------------------------------------------------------------------------
TEXAS - 1.1%
   Panhandle Regional Housing Finance
     Corp. Multifamily Housing Revenue
     Bonds, Series A (Colld. by GNMA),
     6.50%, 7/20/21                                   500                 549
--------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.8%
   Virgin Islands PFA Revenue Bonds, Series
     A, Gross Receipts Tax Lien Notes,
     5.63%, 10/1/10                                   855                 881
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $43,484)                                                         43,443

                                                    NUMBER             VALUE
                                                  OF SHARES            (000S)
INVESTMENT COMPANIES - 0.8%
   AIM Tax Exempt Cash Fund                       286,000                 286
   Dreyfus Florida Municipal Money
     Market Fund                                  116,006                 116
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------
(COST $402)                                                               402

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   (000S)             (000S)
SHORT-TERM INVESTMENTS - 7.2%
   Brevard County Health Facilities Authority
     Revenue Refunding VRDB, Health First,
     Inc. Project (SunTrust Bank LOC),
     3.18%, 4/3/06                                   $800                $800
   Collier County Health Facilities Authority
     Hospital VRDB, Series C-1, Cleveland
     HealthCare (JPMorgan Chase LOC),
     3.16%, 4/3/06                                  1,900               1,900
   Lee County IDA VRDB, Series B,
     Shell Point Village Project
     (Bank of America N.A. LOC),
     3.18%, 4/5/06                                    300                 300
   Pinellas County Health Facility Authority
     Revenue Refunding VRDB, Bayfront
     Project (Suntrust Bank LOC),
     3.18%, 4/3/06                                    450                 450
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $3,450)                                                           3,450

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.2%
--------------------------------------------------------------------------------
(COST $47,336)                                                         47,295
   Other Assets less Liabilities - 1.8%                                   862
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $48,157

At March 31, 2006, the industry sectors for the Florida Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR                                                 % OF INVESTMENTS
Airport                                                                   7.7%
General                                                                  21.5
Medical                                                                   7.3
School District                                                          12.8
Transportation                                                           10.9
Utilities                                                                16.4
All other sectors less than 5%                                           23.4
--------------------------------------------------------------------------------
Total                                                                   100.0%

See Notes to the Financial Statements.

FIXED INCOME FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

At March 31, 2006, the credit quality distribution for the Florida Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                     %
AAA                                                                      84.7%
AA                                                                        4.5
BBB                                                                       1.9
Not Rated                                                                 0.7
Cash and Equivalents                                                      8.2
--------------------------------------------------------------------------------
Total                                                                   100.0%

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   49   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
GLOBAL FIXED INCOME FUND

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                 (000S) (1)            (000S)
DEBT OBLIGATIONS - 96.7%
BRITISH POUND - 19.1%
   Treasury of Great Britain,
     7.25%, 12/7/07                                   877              $1,592
     5.00%, 3/7/08                                    800               1,404
     5.75%, 12/7/09                                   658               1,192
     4.75%, 6/7/10                                    600               1,054
     5.00%, 9/7/14                                    600               1,084
--------------------------------------------------------------------------------
                                                                        6,326
--------------------------------------------------------------------------------
CANADIAN DOLLAR - 3.3%
   Government of Canada,
     3.25%, 12/1/06                                 1,300               1,108
--------------------------------------------------------------------------------
DANISH KRONE - 3.4%
   Government of Denmark,
     4.00%, 8/15/08                                 6,920               1,136
--------------------------------------------------------------------------------
EURO - 33.8%
   Bundesobligation,
     3.25%, 4/17/09                                   410                 495
   Buoni Poliennali Del Tesoro,
     4.50%, 5/1/09                                    500                 624
     5.25%, 11/1/29                                   590                 813
   Deutsche Bundesrepublik,
     4.25%, 1/4/14                                    850               1,067
     6.25%, 1/4/24                                    450                 704
     6.50%, 7/4/27                                    990               1,626
   Government of Belgium,
     5.75%, 9/28/10                                   500                 660
     5.00%, 9/28/11                                   400                 518
     4.25%, 9/28/14                                   190                 238
   Government of Finland,
     5.00%, 7/4/07                                    500                 619
     3.00%, 7/4/08                                    700                 843
    Government of France O.A.T.,
     4.75%, 10/25/12                                  500                 644
   Government of France Treasury Note
     BTAN,
     2.50%, 7/12/10                                   413                 480
   Government of Ireland,
     5.00%, 4/18/13                                   400                 524
   Government of Spain,
     3.25%, 7/30/10                                   413                 495
     4.20%, 7/30/13                                   400                 500

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                 (000S) (1)            (000S)

DEBT OBLIGATIONS - 96.7% - CONTINUED
EURO - 33.8% - (CONTINUED)
   Portugal Obrigacoes do Tesouro OT,
     5.15%, 6/15/11                                   300                $389
--------------------------------------------------------------------------------
                                                                       11,239
--------------------------------------------------------------------------------
JAPANESE YEN - 14.7%
   Government of Japan Ten Year Bonds,
     1.80%, 9/21/09                                60,000                 523
     1.90%, 6/21/10                                75,000                 657
     1.40%, 9/20/11                                90,000                 766
     1.50%, 3/20/12                                15,000                 128
     0.80%, 3/20/13                               160,000               1,290
   Government of Japan Twenty Year Bonds,
     1.90%, 3/22/21                               180,000               1,526
--------------------------------------------------------------------------------
                                                                        4,890
--------------------------------------------------------------------------------
SWEDISH KRONA - 2.0%
   Kingdom of Sweden,
     5.00%, 1/28/09                                 3,000                 404
     9.00%, 4/20/09                                 1,600                 240
--------------------------------------------------------------------------------
                                                                          644
--------------------------------------------------------------------------------
UNITED STATES DOLLAR - 20.4%
   Freddie Mac,
     5.13%, 7/15/12                                   750                 748
   U.S. Treasury Bonds,
     8.75%, 5/15/17                                   600                 792
     6.38%, 8/15/27                                   750                 877
   U.S. Treasury Notes,
     3.38%, 2/15/08                                 1,300               1,266
     5.50%, 5/15/09                                   500                 510
     4.38%, 12/15/10                                  500                 490
     4.38%, 8/15/12                                   260                 253
     4.00%, 2/15/14                                   650                 613
     4.13%, 5/15/15                                 1,300               1,229
--------------------------------------------------------------------------------
                                                                        6,778
--------------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
--------------------------------------------------------------------------------
(COST $31,045)                                                         32,121

See Notes to the Financial Statements.

FIXED INCOME FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                 (000S) (1)            (000S)
SHORT-TERM INVESTMENT - 1.5%
   Barclays Bank, Global Treasury Services,
     London, Eurodollar Time Deposit,
     4.95%, 4/3/06                                   $498                $498
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $498)                                                               498

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.2%
--------------------------------------------------------------------------------
(COST $31,543)                                                         32,619
--------------------------------------------------------------------------------
   Other Assets less Liabilities - 1.8%                                   604
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $33,223

(1)   Principal amounts stated in local currencies.

At March 31, 2006, the industry sectors for the Global Fixed Income Fund as a percentage of investments including cash were:

INDUSTRY SECTOR                                                            %
Foreign Governments                                                      77.4%
U.S. Government                                                          18.4
U.S. Government Agencies                                                  2.3
Cash and Equivalents                                                      1.9
--------------------------------------------------------------------------------
Total                                                                   100.0%

At March 31, 2006, Global Fixed Income Fund had outstanding forward foreign currency exchange contracts as follows:

                  AMOUNT          IN          AMOUNT
CONTRACTS         (LOCAL       EXCHANGE       (LOCAL                UNREALIZED
TO DELIVER       CURRENCY)        FOR        CURRENCY)  SETTLEMENT  GAIN/(LOSS)
 CURRENCY          (000S)      CURRENCY       (000S)       DATE       (000S)
British Pound        2,975  U.S. Dollar          5,256     4/28/06       $86
Canadian Dollar      1,272  Euro                   920     4/28/06        27
Canadian Dollar      1,300  Japanese Yen       132,915     4/28/06        20
Canadian Dollar        685  U.S. Dollar            600     4/28/06        13
Canadian Dollar      1,512  U.S. Dollar          1,316     4/28/06        21
Danish Krone         5,705  U.S. Dollar            932     4/28/06         4
Euro                   920  Canadian Dollar      1,289     4/28/06       (12)
Euro                   575  Japanese Yen        80,820     4/28/06        (8)

                  AMOUNT          IN          AMOUNT
CONTRACTS         (LOCAL       EXCHANGE       (LOCAL                UNREALIZED
TO DELIVER       CURRENCY)        FOR        CURRENCY)  SETTLEMENT  GAIN/(LOSS)
 CURRENCY          (000S)      CURRENCY       (000S)       DATE       (000S)
Euro                   492  U.S. Dollar            600     4/28/06        $3
Euro                 2,663  U.S. Dollar          3,200     4/28/06       (32)
Japanese Yen        86,838  British Pound          430     4/28/06         6
Japanese Yen       131,162  Canadian Dollar      1,300     4/28/06        (5)
Japanese Yen        81,217  Euro                   575     4/28/06         5
Japanese Yen       127,001  Swedish Krona        8,500     4/28/06        10
Japanese Yen       129,996  U.S. Dollar          1,125     4/28/06        16
Swedish Krona        8,500  Japanese Yen       129,797     4/28/06        14
Swedish Krona        2,866  U.S. Dollar            375     4/28/06         6
U.S. Dollar          1,700  Canadian Dollar      1,947     4/28/06       (32)
U.S. Dollar          1,489  Euro                 1,243     4/28/06        20
U.S. Dollar          1,621  Euro                 1,347     4/28/06        14
U.S. Dollar          2,304  Euro                 1,890     4/28/06       (10)
U.S. Dollar          7,565  Japanese Yen       860,335     4/28/06      (225)
--------------------------------------------------------------------------------
Total                                                                   $(59)

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   51   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
HIGH YIELD FIXED INCOME FUND

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7%
ADVERTISING - 1.3%
   Advanstar Communications, Inc.,
     12.00%, 2/15/11                               $6,805              $7,179
   Donnelley (R.H.) Corp., (1)
     8.88%, 1/15/16                                 2,675               2,782
   Donnelley (R.H.), Inc.,
     10.88%, 12/15/12                               7,263               8,053
--------------------------------------------------------------------------------
                                                                       18,014
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.8%
   L-3 Communications Corp.,
     6.38%, 10/15/15                                5,615               5,531
   Moog, Inc.,
     6.25%, 1/15/15                                 5,050               4,974
--------------------------------------------------------------------------------
                                                                       10,505
--------------------------------------------------------------------------------
AGRICULTURE - 0.8%
   Gold Kist, Inc.,
     10.25%, 3/15/14                                4,420               4,774
   Hines Nurseries, Inc.,
     10.25%, 10/1/11                                2,445               2,390
   Reynolds (R.J.) Tobacco Holdings, Inc.,
     7.88%, 5/15/09                                 4,450               4,639
--------------------------------------------------------------------------------
                                                                       11,803
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 3.4%
   DaimlerChrysler N.A. Holding Corp.,
     8.50%, 1/18/31                                12,550              14,682
   General Motors Corp.,
     7.13%, 7/15/13                                 3,000               2,235
     8.38%, 7/15/33                                41,450              30,362
--------------------------------------------------------------------------------
                                                                       47,279
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.8%
   Visteon Corp.,
     8.25%, 8/1/10                                 13,425              11,076
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.3%
   Ply Gem Industries, Inc.,
     9.00%, 2/15/12                                 5,085               4,729
--------------------------------------------------------------------------------
CABLE TELEVISION - 0.8%
   Mediacom Broadband LLC,
     11.00%, 7/15/13                                6,145               6,544
     8.50%, 10/15/15                                5,400               5,238
--------------------------------------------------------------------------------
                                                                       11,782
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7% - CONTINUED
CHEMICALS - 2.3%
   BCP Crystal U.S. Holdings Corp.,
     9.63%, 6/15/14                                $2,780              $3,079
   Innophos, Inc.,
     8.88%, 8/15/14                                 4,175               4,342
   Lyondell Chemical Co.,
     9.63%, 5/1/07                                  6,420               6,629
   PolyOne Corp.,
     10.63%, 5/15/10                                5,575               6,035
   PQ Corp., (1)
     7.50%, 2/15/13                                 5,585               5,361
   Resolution Performance Products, Inc.,
     13.50%, 11/15/10                               5,800               6,199
--------------------------------------------------------------------------------
                                                                       31,645
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.8%
   Cenveo Corp.,
     7.88%, 12/1/13                                 6,292               6,150
   Corrections Corp. of America,
     6.25%, 3/15/13                                 7,100               6,985
   Dollar Financial Group, Inc.,
     9.75%, 11/15/11                                5,605               5,885
   Hertz Corp., (1)
     8.88%, 1/1/14                                  9,000               9,337
   Service Corp. International,
     7.70%, 4/15/09                                 2,615               2,700
     7.50%, 6/15/17 (1)                             2,500               2,544
   United Rentals North America, Inc.,
     6.50%, 2/15/12                                 5,425               5,317
--------------------------------------------------------------------------------
                                                                       38,918
--------------------------------------------------------------------------------
COMPUTERS - 1.0%
   Sungard Data Systems, Inc., (1)
     9.13%, 8/15/13                                13,575              14,355
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 9.1%
   American Real Estate Partners LP/
     American Real Estate Finance Corp.,
     7.13%, 2/15/13                                 9,235               9,097
   AMR HoldCo, Inc./Emcare HoldCo, Inc.,
     10.00%, 2/15/15                                4,225               4,510
   Chukchansi Economic Development
     Authority, (1) (2)
     8.00%, 11/15/13                                5,525               5,663
   Dow Jones CDX HY, Series 6-T1, (1)
     8.63%, 6/29/11                                50,000              49,750

See Notes to the Financial Statements.

FIXED INCOME FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 9.1% - (CONTINUED)
   Ford Motor Credit Co.,
     5.80%, 1/12/09                               $29,025             $26,507
   General Motors Acceptance Corp.,
     6.75%, 12/1/14                                 7,505               6,756
   Hexion US Finance Corp./Hexion Nova
     Scotia Finance ULC,
     9.00%, 7/15/14                                 2,610               2,688
   Stripes Acquisition LLC/Susser Finance
     Corp., (1)
     10.63%, 12/15/13                               3,125               3,278
   TRAINS, (1)
     7.65%, 6/15/15                                19,634              19,855
--------------------------------------------------------------------------------
                                                                      128,104
--------------------------------------------------------------------------------
ELECTRIC - 6.8%
   AES (The) Corp.,
     9.50%, 6/1/09                                 16,280              17,542
   Aquila, Inc.,
     14.88%, 7/1/12                                 6,925               9,366
   CMS Energy Corp.,
     9.88%, 10/15/07                                5,130               5,457
     8.50%, 4/15/11                                 1,390               1,501
   Edison Mission Energy,
     7.73%, 6/15/09                                 6,710               6,878
   Mirant North America LLC, (1)
     7.38%, 12/31/13                                7,775               7,930
   NRG Energy, Inc.,
     7.38%, 2/1/16                                 12,200              12,459
   PSEG Energy Holdings LLC,
     10.00%, 10/1/09                                9,235              10,228
   Reliant Energy, Inc.,
     6.75%, 12/15/14                                6,545               5,776
   Sierra Pacific Power Co.,
     6.25%, 4/15/12                                 1,300               1,310
   Sierra Pacific Resources,
     8.63%, 3/15/14                                 4,270               4,635
   TECO Energy, Inc.,
     6.75%, 5/1/15                                  4,925               5,060
   TXU Corp.,
     6.50%, 11/15/24                                8,325               7,588
--------------------------------------------------------------------------------
                                                                       95,730
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7% - CONTINUED
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
   Superior Essex Communications
     LLC/Essex Group, Inc.,
     9.00%, 4/15/12                                $4,450              $4,472
--------------------------------------------------------------------------------
ELECTRONICS - 0.4%
   Sanmina-SCI Corp.,
     6.75%, 3/1/13                                  5,520               5,258
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.1%
   AMF Bowling Worldwide, Inc.,
     10.00%, 3/1/10                                 2,575               2,639
   Isle of Capri Casinos, Inc.,
     7.00%, 3/1/14                                  6,400               6,320
   Warner Music Group,
     7.38%, 4/15/14                                 5,935               5,876
--------------------------------------------------------------------------------
                                                                       14,835
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.6%
   Allied Waste North America,
     9.25%, 9/1/12                                  8,100               8,738
--------------------------------------------------------------------------------
FOOD - 1.0%
   Dole Food Co., Inc.,
     7.25%, 6/15/10                                 4,995               4,708
   Pinnacle Foods Holding Corp.,
     8.25%, 12/1/13                                 4,700               4,653
   Smithfield Foods, Inc.,
     7.00%, 8/1/11                                  5,325               5,298
--------------------------------------------------------------------------------
                                                                       14,659
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.9%
   Boise Cascade LLC,
     7.13%, 10/15/14                                5,710               5,496
   Bowater, Inc.,
     9.00%, 8/1/09                                  7,100               7,384
--------------------------------------------------------------------------------
                                                                       12,880
--------------------------------------------------------------------------------
GAMING - 3.0%
   Aztar Corp.,
     7.88%, 6/15/14                                 4,340               4,698
   Circus Circus,
     7.63%, 7/15/13                                 3,155               3,257
   MGM Mirage,
     8.50%, 9/15/10                                 9,450              10,111
     6.75%, 4/1/13 (1) (3)                          5,825               5,796
   Park Place Entertainment,
     7.88%, 3/15/10                                 4,170               4,431

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   53   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
HIGH YIELD FIXED INCOME FUND (continued)

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7% - CONTINUED
GAMING - 3.0% - (CONTINUED)
   Pinnacle Entertainment, Inc.,
     8.25%, 3/15/12                                $5,050              $5,290
   River Rock Entertainment Authority,
     9.75%, 11/1/11                                 4,120               4,450
   Seneca Gaming Corp.,
     7.25%, 5/1/12                                  4,570               4,616
--------------------------------------------------------------------------------
                                                                       42,649
--------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 0.3%
   Accellent, Inc.,
     10.50%, 12/1/13                                3,700               3,950
--------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 2.8%
   HCA, Inc.,
     6.38%, 1/15/15                                 7,260               7,066
     6.50%, 2/15/16                                 8,400               8,184
     7.50%, 11/6/33                                 8,450               8,274
   Res-Care, Inc., (1)
     7.75%, 10/15/13                                3,150               3,166
   Tenet Healthcare Corp.,
     7.38%, 2/1/13                                 10,975              10,014
   Triad Hospitals, Inc.,
    7.00%, 5/15/12                                  2,725               2,725
--------------------------------------------------------------------------------
                                                                       39,429
--------------------------------------------------------------------------------
HOME BUILDERS - 2.0%
   Hovnanian (K.) Enterprises, Inc.,
     6.38%, 12/15/14                                6,550               6,056
   KB Home,
     5.75%, 2/1/14                                 11,225              10,262
   Standard-Pacific Corp.,
     7.00%, 8/15/15                                 7,350               6,799
   Technical Olympic USA, Inc.,
     7.50%, 1/15/15                                 5,025               4,334
--------------------------------------------------------------------------------
                                                                       27,451
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.3%
   ACCO Brands Corp.,
     7.63%, 8/15/15                                 4,375               4,156
   American Achievement Corp.,
     8.25%, 4/1/12                                  3,640               3,713
   Gregg Appliances, Inc.,
     9.00%, 2/1/13                                  3,060               2,838
   Spectrum Brands, Inc.,
     7.38%, 2/1/15                                  3,880               3,376

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7% - CONTINUED
HOUSEHOLD PRODUCTS/WARES - 1.3% - (CONTINUED)
   Visant Holding Corp., (1)
     8.75%, 12/1/13                                $4,625              $4,442
--------------------------------------------------------------------------------
                                                                       18,525
--------------------------------------------------------------------------------
INSURANCE - 0.6%
   Crum & Forster Holdings Corp.,
     10.38%, 6/15/13                                8,405               8,615
--------------------------------------------------------------------------------
IRON/STEEL - 0.6%
   Gibraltar Industries, Inc., (1)
     8.00%, 12/1/15                                 4,725               4,772
   International Steel Group, Inc.,
     6.50%, 4/15/14                                 4,125               4,105
--------------------------------------------------------------------------------
                                                                        8,877
--------------------------------------------------------------------------------
LEISURE TIME - 0.3%
   Leslie's Poolmart,
     7.75%, 2/1/13                                  4,630               4,653
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.3%
   Manitowoc Co.,
     10.50%, 8/1/12                                 3,274               3,626
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.1%
   Case New Holland, Inc.,
     9.25%, 8/1/11                                  8,150               8,700
   Dresser-Rand Group, Inc., (1)
     7.63%, 11/1/14                                 7,162               7,305
--------------------------------------------------------------------------------
                                                                       16,005
--------------------------------------------------------------------------------
MEDIA - 6.5%
   American Media Operation, Inc.,
     10.25%, 5/1/09                                 7,850               7,124
   CCH I Holdings LLC,
     13.50%, 1/15/14                               15,950               9,809
   CCH I LLC,
     11.00%, 10/1/15                               12,340              10,258
   Charter Communications Operating LLC, (1)
     8.00%, 4/30/12                                 6,125               6,094
   CSC Holdings, Inc.,
     8.13%, 7/15/09                                 9,025               9,330
     7.25%, 4/15/12 (1)                             4,315               4,218
   Dex Media East LLC,
     12.13%, 11/15/12                               2,350               2,685
   Echostar DBS Corp.,
     6.38%, 10/1/11                                 9,625               9,408

See Notes to the Financial Statements.

FIXED INCOME FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7% - CONTINUED
MEDIA - 6.5% - (CONTINUED)
   Houghton Mifflin Co.,
     9.88%, 2/1/13                                 $4,800              $5,160
   Liberty Media Corp.,
     5.70%, 5/15/13                                 4,350               4,045
     8.25%, 2/1/30                                  3,635               3,513
   Time Warner Entertainment Co.,
     8.38%, 3/15/23                                12,050              13,624
   Young Broadcasting, Inc.,
     10.00%, 3/1/11                                 6,000               5,535
--------------------------------------------------------------------------------
                                                                       90,803
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.4%
   Covalence Specialty Materials Corp., (1)
     10.25%, 3/1/16                                 3,325               3,491
   Park-Ohio Industries, Inc.,
     8.38%, 11/15/14                                5,320               5,014
   Samsonite Corp.,
     8.88%, 6/1/11                                  3,665               3,876
   Trinity Industries, Inc.,
     6.50%, 3/15/14                                 6,570               6,570
--------------------------------------------------------------------------------
                                                                       18,951
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.5%
   Xerox Corp.,
     6.88%, 8/15/11                                 6,500               6,671
--------------------------------------------------------------------------------
OIL & GAS - 2.2%
   Denbury Resources. Inc.,
     7.50%, 12/15/15                                5,175               5,382
   Encore Acquisition Co.,
     7.25%, 12/1/17                                 6,400               6,416
   Giant Industries, Inc.,
     11.00%, 5/15/12                                4,555               5,033
   Quicksilver Resources, Inc.,
     7.13%, 4/1/16                                  7,375               7,283
   Whiting Petroleum Corp., (1)
     7.00%, 2/1/14                                  6,675               6,608
--------------------------------------------------------------------------------
                                                                       30,722
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 1.6%
   Chesapeake Energy Corp.,
     6.88%, 1/15/16                                12,725              12,820
   Magnum Hunter Resources, Inc.,
     9.60%, 3/15/12                                 2,256               2,420

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7% - CONTINUED
OIL & GAS PRODUCERS - 1.6% - (CONTINUED)
   Swift Energy Co.,
     9.38%, 5/1/12                                 $6,460              $6,896
--------------------------------------------------------------------------------
                                                                       22,136
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.2%
   Grant Prideco Inc.,
     6.13%, 8/15/15                                 2,160               2,106
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 2.5%
   Ball Corp.,
     6.63%, 3/15/18                                 6,450               6,418
   Crown Americas LLC/Crown Americas
     Capital Corp., (1)
     7.63%, 11/15/13                                7,600               7,866
   Graham Packaging Co., Inc.,
     8.50%, 10/15/12                                3,550               3,586
   Jefferson Smurfit Corp. U.S.,
     7.50%, 6/1/13                                 10,525               9,893
   Owens-Brockway Glass Container Inc.,
     7.75%, 5/15/11                                 1,725               1,798
   Owens-Illinois, Inc.,
     8.10%, 5/15/07                                 4,685               4,767
--------------------------------------------------------------------------------
                                                                       34,328
--------------------------------------------------------------------------------
PIPELINES - 4.1%
   Dynegy Holdings, Inc., (1)
     9.88%, 7/15/10                                 4,920               5,411
   El Paso Corp., (1) (2)
     7.75%, 6/15/10                                14,270              14,716
   Pacific Energy Partners LP/Pacific
     Energy Finance Corp.,
     6.25%, 9/15/15                                 4,725               4,607
   Southern Natural Gas Co.,
     7.35%, 2/15/31                                16,025              16,484
   Williams Cos., Inc.,
     8.13%, 3/15/12                                15,375              16,509
--------------------------------------------------------------------------------
                                                                       57,727
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.3%
   Crescent Real Estate Equities LP,
     7.50%, 9/15/07                                 4,665               4,729
   Felcor Lodging LP,
     8.50%, 6/1/11                                  3,835               4,199
   Host Marriott LP,
     7.13%, 11/1/13                                 5,220               5,311

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   55   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
HIGH YIELD FIXED INCOME FUND (continued)

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7% - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 2.3% - (CONTINUED)
   Meristar Hospitality Corp.,
     9.00%, 1/15/08                                $4,025              $4,267
   Omega Healthcare Investors, Inc.,
     7.00%, 4/1/14                                  6,425               6,489
   Trustreet Properties, Inc.,
     7.50%, 4/1/15                                  6,765               6,782
--------------------------------------------------------------------------------
                                                                       31,777
--------------------------------------------------------------------------------
RETAIL - 3.9%
   AmeriGas Partners LP/AmeriGas Eagle
     Finance Corp.,
     7.13%, 5/20/16                                 9,650               9,602
   Carrols Corp.,
     9.00%, 1/15/13                                 3,815               3,834
   Couche-Tard Finance Corp.,
     7.50%, 12/15/13                                3,600               3,690
   Dave & Buster's, Inc., (1)
     11.25%, 3/15/14                                4,275               4,328
   Denny's Corp./Denny's Holdings Inc.,
     10.00%, 10/1/12                                3,565               3,681
   GSC Holdings Corp., (1)
     8.00%, 10/1/12                                 5,925               5,881
   Inergy LP/Inergy Finance Corp., (1)
     8.25%, 3/1/16                                  6,925               7,098
   Neiman-Marcus Group, Inc., (1)
     10.38%, 10/15/15                               8,125               8,633
   Petro Stopping Centers LP/
     Petro Financial Corp.,
     9.00%, 2/15/12                                 4,755               4,779
   The Restaurant Co.,
     10.00%, 10/1/13                                3,725               3,557
--------------------------------------------------------------------------------
                                                                       55,083
--------------------------------------------------------------------------------
SEMICONDUCTORS - 0.4%
   Amkor Technology, Inc.,
     7.13%, 3/15/11                                 5,330               4,904
--------------------------------------------------------------------------------
SUPERMARKETS - 0.3%
   Delhaize America, Inc.,
     8.13%, 4/15/11                                 3,650               3,940
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.5%
   American Cellular Corp.,
     10.00%, 8/1/11                                 8,275               8,978
   Centennial Cellular Operating Co.,
     10.13%, 6/15/13                                5,475               5,981

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
CORPORATE BONDS - 79.7% - CONTINUED
TELECOMMUNICATIONS - 6.5% - (CONTINUED)
   Cincinnati Bell, Inc.,
     8.38%, 1/15/14                                $8,725              $8,867
   Citizens Communications Co.,
     6.25%, 1/15/13                                 4,990               4,853
     9.00%, 8/15/31                                 5,700               6,092
   iPCS, Inc.,
     11.50%, 5/1/12                                 4,175               4,759
   Lucent Technologies, Inc.,
     6.50%, 1/15/28                                 7,500               6,694
   PanAmSat Corp.,
     9.00%, 8/15/14                                 2,950               3,105
   Qwest Capital Funding, Inc.,
     7.90%, 8/15/10                                 9,000               9,360
   Qwest Corp.,
     7.88%, 9/1/11                                  6,200               6,618
     6.88%, 9/15/33                                10,050               9,648
   Rural Cellular Corp.,
     9.75%, 1/15/10                                 9,910              10,059
   Time Warner Telecom Holdings, Inc.,
     9.25%, 2/15/14                                 3,350               3,593
   Time Warner Telecom, Inc.,
     10.13%, 2/1/11                                 2,730               2,870
--------------------------------------------------------------------------------
                                                                       91,477
--------------------------------------------------------------------------------
TEXTILES - 0.2%
   Invista, (1) (2)
     9.25%, 5/1/12                                  2,955               3,162
--------------------------------------------------------------------------------
TRANSPORTATION - 0.3%
   Overseas Shipholding Group,
     8.25%, 3/15/13                                 3,860               4,101
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
--------------------------------------------------------------------------------
(COST $1,118,589)                                                   1,116,450

FOREIGN ISSUER BONDS - 9.7%
BUILDING MATERIALS - 0.5%
   Ainsworth Lumber Co. Ltd.,
     6.75%, 3/15/14                                 7,645               6,632
--------------------------------------------------------------------------------
CHEMICALS - 0.5%
   Rhodia S.A.,
     7.63%, 6/1/10                                  6,675               6,775
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
FOREIGN ISSUER BONDS - 9.7% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 0.4%
   Galaxy Entertainment Finance
     Co. Ltd., (1) (2)
     9.88%, 12/15/12                               $5,000              $5,206
--------------------------------------------------------------------------------
ELECTRONICS - 0.7%
   Celestica, Inc.,
     7.88%, 7/1/11                                  5,625               5,738
   Flextronics International Ltd.,
     6.25%, 11/15/14                                4,150               4,067
--------------------------------------------------------------------------------
                                                                        9,805
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.9%
   Abitibi-Consolidated, Inc.,
     7.75%, 6/15/11                                 9,600               9,264
     8.85%, 8/1/30                                  4,300               3,859
--------------------------------------------------------------------------------
                                                                       13,123
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.5%
   Nell AF SARL, (1) (2)
     8.38%, 8/15/15                                 7,700               7,642
--------------------------------------------------------------------------------
LEISURE TIME - 0.7%
   Bombardier Recreational Products, Inc.,
     8.38%, 12/15/13                                3,755               3,962
   NCL Corp.,
     10.63%, 7/15/14                                5,700               5,899
--------------------------------------------------------------------------------
                                                                        9,861
--------------------------------------------------------------------------------
MEDIA - 1.0%
   Kabel Deutschland GmbH, (1)
     10.63%, 7/1/14                                 9,065               9,677
   Rogers Cable, Inc.,
     6.75%, 3/15/15                                 4,750               4,845
--------------------------------------------------------------------------------
                                                                       14,522
--------------------------------------------------------------------------------
MINING - 0.4%
   Novelis, Inc., (1)
     7.25%, 2/15/15                                 5,125               4,920
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.6%
   Bombardier, Inc., (1) (2)
     6.75%, 5/1/12                                  9,000               8,595
--------------------------------------------------------------------------------
OIL & GAS - 0.5%
   Compton Petroleum Finance Corp,
     7.63%, 12/1/13                                 6,675               6,675
--------------------------------------------------------------------------------
RETAIL - 0.2%
   Jean Coutu Group, Inc.,
     7.63%, 8/1/12                                  3,445               3,351
<--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
FOREIGN ISSUER BONDS - 9.7% - CONTINUED
SEMICONDUCTORS - 1.4%
   Avago Technologies Finance, (1)
     10.13%, 12/1/13                               $5,750              $6,174
   Hynix Semiconductor, Inc., (1)
     9.88%, 7/1/12                                  5,625               6,188
   MagnaChip Semiconductor S.A./
     MagnaChip Semiconductor
     Finance Co.,
     8.00%, 12/15/14                                7,700               7,199
--------------------------------------------------------------------------------
                                                                       19,561
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.0%
   Intelsat Ltd.,
     7.63%, 4/15/12                                 2,825               2,331
   Intelsat Subsidiary Holding Co. Ltd.,
     8.25%, 1/15/13                                 4,110               4,182
   Rogers Wireless Communications, Inc.,
     7.50%, 3/15/15                                 7,260               7,786
--------------------------------------------------------------------------------
                                                                       14,299
--------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
   OMI Corp.,
     7.63%, 12/1/13                                 4,800               4,908
--------------------------------------------------------------------------------
TOTAL FOREIGN ISSUER BONDS
--------------------------------------------------------------------------------
(COST $136,543)                                                       135,875

                                                    NUMBER             VALUE
                                                  OF SHARES            (000S)
WARRANTS - 0.0%
   IPCS, Inc., Exp. 7/15/10, Strike $5.50 *         1,500                  --
   Leap Wireless International,
     Exp. 4/15/10, Strike $96.80 (1) *              2,500                  --
   Leap Wireless International,
     Exp. 4/15/10, Strike $96.80 (1) *              2,000                  --
   WRC Media, Inc., (1) *                           4,059                  --
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $10)                                                                 --

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   57   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
HIGH YIELD FIXED INCOME FUND (continued)

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
SHORT-TERM INVESTMENT - 9.4%
   Barclays Bank, Global Treasury Services,
     London, Eurodollar Time Deposit,
     4.95%, 4/3/06                               $131,501            $131,501
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $131,501)                                                       131,501

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.8%
--------------------------------------------------------------------------------
(COST $1,386,643)                                                   1,383,826
   Other Assets less Liabilities - 1.2%                                16,921
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $1,400,747

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2) Restricted security has been deemed illiquid. At March 31, 2006, the value of these restricted illiquid securities amounted to approximately $44,984,000 or 3.2% of net assets. Additional information on each restricted illiquid security is as follows:

                                                                   ACQUISITION
                                                ACQUISITION            COST
SECURITY                                           DATE               (000S)
Bombardier, Inc.,
6.75%, 5/1/12                                12/8/05-3/24/06           $8,384
Chukchansi Economic Development
Authority,
8.00%, 11/15/13                              12/2/05-3/22/06            5,629
El Paso Corp.,
7.75%, 6/15/10                               4/22/04-10/13/05          13,679
Galaxy Entertainment Finance Co. Ltd.,
9.88%, 12/15/12                              12/7/05-12/8/05            5,109
Invista,
9.25%, 5/1/12                                4/23/04-2/16/05            2,965
Nell AF SARL,
8.38%, 8/15/15                                8/4/05-3/31/06            7,746
--------------------------------------------------------------------------------

(3)   When-Issued Security

*     Non-Income Producing Security

At March 31, 2006, the credit quality distribution for the High Yield Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                     %
BBB                                                                       2.1%
BB                                                                       22.5
B                                                                        54.6
CCC                                                                      11.2
CC to D                                                                   0.7
Cash Equivalents                                                          8.9
--------------------------------------------------------------------------------
Total                                                                   100.0%

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
HIGH YIELD MUNICIPAL FUND

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3%
ALABAMA - 2.4%
   Butler Industrial Development Board
     Solid Waste Disposal Revenue
     Refunding Bonds (AMT),
     Georgia-Pacific Corp. Project,
     5.75%, 9/1/28                                 $1,000                $981
   Camden Industrial Development Board
     Revenue Refunding Bonds, Series A,
     Weyerhaeuser Company,
     6.13%, 12/1/24                                 1,000               1,085
   Courtland Industrial Development
     Board Solid Waste Disposal
     Revenue Bonds, Series A (AMT),
     International Paper Co. Project,
     5.20%, 6/1/25                                  2,000               2,003
   Health Care Authority for Baptist
     Health Revenue Bonds, Series D
     (G.O. of Authority),
     5.00%, 11/15/18                                1,400               1,440
--------------------------------------------------------------------------------
                                                                        5,509
--------------------------------------------------------------------------------
ARIZONA - 3.7%
   Arizona Health Facilities Authority
     Hospital System Revenue Bonds,
     John C. Lincoln Health Network,
     Prerefunded,
     6.88%, 12/1/10                                 1,000               1,146
   Coconino County PCR Bonds, Series A
     (AMT), Tucson Electric Power Co.,
     7.13%, 10/1/32                                 1,000               1,044
   Navajo County IDA Revenue Bonds
     (AMT), Stone Container Corp.
     Project,
     7.40%, 4/1/26                                  2,300               2,366
   Peoria IDA Revenue Refunding Bonds,
     Series A, Sierra Winds Life,
     6.25%, 8/15/20                                   500                 517
   University Medical Center Corp.
     Hospital Revenue Bonds
     (G.O. of Corp.),
     5.00%, 7/1/35                                  3,000               3,004
   Yavapai County IDA Hospital Facilities
     Revenue Bonds, Series A,
     Yavapai Regional Medical Center,
     6.00%, 8/1/33                                    500                 528
--------------------------------------------------------------------------------
                                                                        8,605
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
ARKANSAS - 0.3%
   Little Rock Hotel & Restaurant Gross
     Receipts Refunding TRB,
     7.38%, 8/1/15                                   $500                $589
--------------------------------------------------------------------------------
CALIFORNIA - 8.5%
   California Educational Facilities
     Authority Revenue Bonds,
     Dominican Univeristy,
     5.00%, 12/1/36                                 2,000               1,960
   California Health Facilities Financing
     Authority Revenue Refunding Bonds,
     Cedars-Sinai Medical Center,
     5.00%, 11/15/34                                3,000               3,037
   California Pollution Control Financing
     Authority Solid Waste Disposal PCR
     Refunding Bonds, Series A (AMT),
     USA Waste Services, Inc.,
     5.10%, Mandatory Put
     6/1/08                                         2,300               2,349
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/09                                    500                 525
     6.00%, 5/1/14                                    500                 558
   California State Public Works Board
     Lease Revenue Bonds, Series C,
     Department of Corrections,
     5.50%, 6/1/15                                  1,000               1,091
   Golden State Tobacco Securitization
     Corp. Tobacco Settlement Revenue
     Bonds, Series A, Enhanced Asset
     Backed,
     5.00%, 6/1/45                                  2,000               2,031
   Golden State Tobacco Securitization
     Corp. Tobacco Settlement Revenue
     Bonds, Series A-5, Asset Backed,
     7.88%, 6/1/42                                    500                 597
   Golden State Tobacco Securitization
     Corp. Tobacco Settlement Revenue
     Bonds, Series B, Enhanced Asset
     Backed, Prerefunded,
     5.50%, 6/1/13                                  1,000               1,096
   Laguna Beach Unified School District
     G.O. Bonds, Election of 2001
     (FSA Insured),
     5.00%, 8/1/28                                  1,000               1,035
   Los Angeles Unified School District
     G.O. Unlimited Bonds, Election of
     2004, Series F (FGIC Insured),
     5.00%, 7/1/19                                  2,000               2,132

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   59   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
HIGH YIELD MUNICIPAL FUND (continued)

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
CALIFORNIA - 8.5% - (CONTINUED)
   Modesto Special Tax Bonds,
     Community Facilities District
     No. 04-1-VLG2,
     5.10%, 9/1/26                                 $2,000              $2,006
   Northstar Community Services District
     No. 1 Special Tax Bonds,
     5.55%, 9/1/36                                  1,400               1,425
--------------------------------------------------------------------------------
                                                                       19,842
--------------------------------------------------------------------------------
COLORADO - 0.2%
   Colorado Health Facilities Authority
     Revenue Bonds, Portercare
     Adventist Health Hospital,
     Prerefunded,
     6.50%, 11/15/11                                  500                 571
--------------------------------------------------------------------------------
CONNECTICUT - 0.5%
   Connecticut State Development
     Authority PCR Refunding Bonds,
     Series B (AMT), Connecticut Light &
     Power,
     5.95%, 9/1/28                                  1,000               1,056
--------------------------------------------------------------------------------
DELAWARE - 0.4%
   Delaware State Health Facility
     Authority Revenue Refunding Bonds,
     Series A, Beebe Medical Center
     Project,
     5.50%, 6/1/24                                  1,000               1,047
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.2%
   District of Columbia Revenue Bonds,
     Methodist Home of the District of
     Columbia Issue,
     6.00%, 1/1/20                                    400                 399
--------------------------------------------------------------------------------
FLORIDA - 12.2%
   Capital Projects Finance Authority
     Continuing Care Retirement
     Community Revenue Bonds,
     Series A, The Glenridge on Palmer
     Ranch Project,
     8.00%, 6/1/32                                    750                 826
   Capital Trust Agency Revenue Bonds
     (AMT), Fort Lauderdale Project,
     5.75%, 1/1/32                                    525                 535
   Crossings at Fleming Island Community
     Development District Special
     Assessment Revenue Refunding
     Bonds, Series C,
     7.05%, 5/1/15                                    400                 425

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
FLORIDA - 12.2% - (CONTINUED)
   Gateway Services Community
     Development District Special
     Assessment Bonds, Series B, Sun
     City Center - Fort Meyers Project,
     5.50%, 5/1/10                                   $500                $503
   Heritage Harbor South Community
     Development District Capital
     Improvement Special Assessment
     Bonds, Series B,
     5.40%, 11/1/08                                   470                 467
   Heritage Palms Community
     Development District Capital
     Improvement Revenue Bonds,
     6.25%, 11/1/07                                   200                 200
   Highlands County Health Facilities
     Authority Revenue Bonds, Series A,
     Adventist Health System/Sunbelt,
     Prerefunded,
     6.00%, 11/15/11                                1,250               1,346
   Highlands County Health Facilities
     Authority Revenue Refunding Bonds,
     Series C, Adventist Health,
     5.00%, 11/15/27                                2,500               2,515
 Hillsborough County IDA PCR
     Refunding Bonds (AMT),
     Tampa Electric Company,
     4.25%, Mandatory Put
     8/1/07                                         1,600               1,600
   Islands at Doral III Community District
     Special Assessment Bonds,
     Series 2004-A,
     5.90%, 5/1/35                                  1,000               1,031
   Miami Beach Health Facilities
     Authority Revenue Refunding Bonds,
     Mount Sinai Medical Center,
     6.75%, 11/15/29                                1,000               1,107
   Midtown Miami Community
     Development District Special
     Assessment Bonds, Series A,
     6.25%, 5/1/37                                  1,000               1,084
   Old Palm Community Development
     District Special Assessment Bonds,
     Series B, Palm Beach Gardens,
     5.38%, 5/1/14                                  1,225               1,232
   Orange County Health Facilities
     Authority Revenue Bonds, Series B,
     Orlando Regional Healthcare,
     5.13%, 11/15/39                                1,000               1,022

See Notes to the Financial Statements.

FIXED INCOME FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
FLORIDA - 12.2% - (CONTINUED)
   Poinciana Community Development
     District Special Assessment Bonds,
     Series A,
     7.13%, 5/1/31                                   $400                $424
   Polk County Transportation
     Improvement Revenue Bonds
     (FSA Insured), Prerefunded,
     5.63%, 12/1/10                                 1,000               1,089
   Reunion East Community Development
     District Special Assessment Bonds,
     5.80%, 5/1/36                                  1,000               1,021
   Reunion West Community
     Development District Special
     Assessment Bonds,
     6.25%, 5/1/36                                  1,000               1,044
   South Village Community Development
     District Capital Improvement
     Revenue Bonds, Series A,
     5.70%, 5/1/35                                  1,000               1,014
   Sterling Hill Community Development
     District Capital Improvement Special
     Assessment Revenue Bonds,
     Series B,
     5.50%, 11/1/10                                   875                 877
   Tern Bay Community Development
     District Capital Improvement Special
     Assessment Revenue Bonds,
     Series B,
     5.00%, 5/1/15                                  2,660               2,660
   Verano Center Community
     Development District Special
     Assessment Bonds, Series B,
     District Number 1 Infrastructure
     Project, (1)
     5.00%, 11/1/12                                 2,000               1,995
   Watergrass Community Development
     District Special Assessment
     Revenue Bonds, Series B,
     Watergrass Development,
     4.88%, 11/1/10                                 2,000               1,986
   Westchester Community Development
     District No. 1 Special Assessment
     Bonds, Community Infrastructure,
     6.00%, 5/1/23                                  2,500               2,588
--------------------------------------------------------------------------------
                                                                       28,591
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
GEORGIA - 1.8%
   Atlanta Tax Allocation Bonds,
     Princeton Lakes Project,
     5.50%, 1/1/31                                 $1,235              $1,239
   Georgia State G.O. Bonds, Series D,
     Prerefunded,
     5.75%, 10/1/10                                   705                 764
   Milledgeville-Baldwin County
     Development Authority Revenue
     Bonds, Georgia College & State
     University Foundation,
     6.00%, 9/1/33                                  2,000               2,165
--------------------------------------------------------------------------------
                                                                        4,168
--------------------------------------------------------------------------------
IDAHO - 1.3%
   Madison County Hospital Revenue
     COP, (1)
     5.25%, 9/1/26                                  1,500               1,530
     5.25%, 9/1/30                                  1,500               1,518
--------------------------------------------------------------------------------
                                                                        3,048
--------------------------------------------------------------------------------
ILLINOIS - 5.2%
   Illinois Development Finance Authority
     Revenue Bonds, Series B,
     Midwestern University,
     6.00%, 5/15/31                                   500                 536
   Illinois Educational Facilities Authority
     Student Housing Revenue Bonds,
     Educational Advancement Fund
     University Center Project,
     6.25%, 5/1/30                                    750                 809
   Illinois Finance Authority Revenue
     Bonds, Series A, Illinois Institute of
     Technology,
     5.00%, 4/1/20                                  3,000               3,081
   Illinois Finance Authority Revenue
     Bonds, Series A, Landing at
     Plymouth Project,
     6.00%, 5/15/37                                 1,250               1,254
   Illinois Finance Authority Revenue
     Bonds, Series A, Smith Village
     Project,
     6.25%, 11/15/35                                3,000               3,042
   Illinois Finance Authority Student
     Housing Revenue Bonds, Series A,
     MJH Education Assistance IV,
     5.13%, 6/1/35                                  2,000               1,961

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   61   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
HIGH YIELD MUNICIPAL FUND (continued)

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
ILLINOIS - 5.2% - (CONTINUED)
   Illinois Health Facilities Authority
     Revenue Bonds, Riverside Health
     System,
     6.00%, 11/15/32                               $1,000              $1,060
   Illinois Health Facilities Authority
     Revenue Bonds, Series A, Lutheran
     Senior Ministries Obligation,
     7.38%, 8/15/31                                   500                 544
--------------------------------------------------------------------------------
                                                                       12,287
--------------------------------------------------------------------------------
INDIANA - 2.1%
   Indiana Development Finance
     Authority Environmental Revenue
     Refunding Bonds, USX Corp. Project,
     5.25%, Mandatory Put
     12/2/11                                        1,000               1,053
   Indiana Health Facility Financing
     Authority Hospital Revenue Bonds,
     Series A, Community Foundation of
     Northwest Indiana,
     6.38%, 8/1/31                                    500                 525
     6.00%, 3/1/34                                  1,000               1,042
   North Manchester Revenue Bonds,
     Series A, Peabody Retirement
     Community Project,
     7.25%, 7/1/33                                    750                 766
   Petersburg PCR Bonds (AMT),
     Indianapolis Power & Light,
     6.38%, 11/1/29                                 1,000               1,076
   St. Joseph County Economic
     Development Revenue Bonds, Holy
     Cross Village Notre Dame Project,
     6.00%, 5/15/38                                   530                 544
--------------------------------------------------------------------------------
                                                                        5,006
--------------------------------------------------------------------------------
IOWA - 2.0%
   Bremer County Healthcare &
     Residential Facilities Revenue
     Bonds, Bartels Lutheran Home
     Project, Prerefunded,
     7.25%, 11/15/09                                  500                 563
   Bremer County Retirement Facility
     Revenue Bonds, Series A,
     Bartels Lutheran Home Project,
     5.13%, 11/15/20                                  400                 394
     5.38%, 11/15/27                                  750                 737

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
IOWA - 2.0% - (CONTINUED)
   Iowa Higher Education Loan Authority
     Revenue Bonds, Series B,
     Wartburg Private College Facilities,
     5.55%, 10/1/37                                $3,000              $2,927
--------------------------------------------------------------------------------
                                                                        4,621
--------------------------------------------------------------------------------
KANSAS - 1.7%
   Burlington Environmental Improvement
     Revenue Refunding Bonds,
     K.C. Power & Light,
     4.75%, Mandatory Put 10/1/07                   2,400               2,423
   Olathe Senior Living Facility Revenue
     Bonds, Series A, Aberdeen Village,
     Inc., Prerefunded,
     8.00%, 5/15/10                                   500                 584
   Wyandotte County-Kansas City Unified
     Government Special Obligation
     Revenue Refunding Bonds, Series B,
     Sales Tax Second Lien,
     5.00%, 12/1/20                                 1,000               1,020
--------------------------------------------------------------------------------
                                                                        4,027
--------------------------------------------------------------------------------
LOUISIANA - 0.9%
   Plaquemines Port Harbor & Terminal
     District Revenue Refunding Bonds,
     Series B, Electro-Coal Transfer Corp.
     Project,
     5.00%, 9/1/07                                  2,000               2,008
--------------------------------------------------------------------------------
MAINE - 0.4%
   Maine Finance Authority Solid Waste
     Recycling Facilities Revenue Bonds,
     (AMT), Great Northern Paper
     Project, Bowater Inc.,
     7.75%, 10/1/22                                 1,000               1,008
--------------------------------------------------------------------------------
MARYLAND - 2.5%
   Annapolis Special Obligation Revenue
     Bonds, Series A, Park Place Project,
     5.35%, 7/1/34                                  1,000               1,010
   Anne Arundel County Special
     Obligation Revenue Bonds, National
     Business Park Project, Prerefunded,
     7.38%, 7/1/10                                    500                 573
   Maryland Industrial Development
     Financing Authority Revenue Bonds,
     Series A, Our Lady of Good Counsel
     School,
     6.00%, 5/1/35                                  1,000               1,061

See Notes to the Financial Statements.

FIXED INCOME FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
MARYLAND - 2.5% - (CONTINUED)
   Maryland State Economic
     Development Corp. Student Housing
     Revenue Bonds, University of
     Maryland, College Park Project,
     Prerefunded,
     5.63%, 6/1/13                                 $1,000              $1,100
   Maryland State Health & Higher
     Educational Facilities Authority
     Revenue Bonds, Series A,
     Mercy Ridge,
     6.00%, 4/1/35                                  1,000               1,034
   Prince Georges County Special
     Obligation Bonds, National Harbor
     Project,
     5.20%, 7/1/34                                  1,000                 998
--------------------------------------------------------------------------------
                                                                        5,776
--------------------------------------------------------------------------------
MASSACHUSETTS - 3.0%
   Massachusetts State Development
     Finance Agency Revenue Bonds,
     Hampshire College,
     5.70%, 10/1/34                                 1,000               1,048
   Massachusetts State Development
     Finance Agency Revenue Bonds,
     Series B, Briarwood, Prerefunded,
     8.25%, 12/1/10                                   500                 597
   Massachusetts State Development
     Finance Agency Revenue Bonds,
     Waste Management Project (AMT),
     5.50%, Mandatory Put
     5/1/14                                         1,000               1,063
 Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series A,
     Northern Berkshire Health System,
     6.38%, 7/1/34                                  1,000               1,026
 Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series B,
     Northern Berkshire Health System,
     6.38%, 7/1/34                                    500                 513
 Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series D,
     Milton Hospital,
     5.25%, 7/1/30                                  2,150               2,162

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
MASSACHUSETTS - 3.0% - (CONTINUED)
   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series E,
     Berkshire Health System,
     6.25%, 10/1/31                                  $500                $530
--------------------------------------------------------------------------------
                                                                        6,939
--------------------------------------------------------------------------------
MICHIGAN - 4.7%
   Flint Hospital Building Authority
     Revenue Refunding Bonds,
     Hurley Medical Center,
     6.00%, 7/1/20                                  1,000               1,029
   Michigan State Hospital Finance
     Authority Revenue Bonds,
     Chelsea Community Hospital,
     5.00%, 5/15/37                                 2,450               2,356
   Michigan State Strategic Fund Ltd.
     Obligation Revenue Bonds (AMT),
     Republic Services Inc.,
     4.25%, Mandatory Put
     4/1/14                                         1,985               1,933
   Michigan State Strategic Fund Ltd.
     Obligation Revenue Refunding
     Bonds (AMT), Dow Chemical
     Project,
     5.50%, Mandatory Put
     6/1/13                                         3,460               3,698
   Michigan Strategic Fund PCR
     Refunding Bonds, General
     Motors Corp.,
     6.20%, 9/1/20                                  2,500               2,075
--------------------------------------------------------------------------------
                                                                       11,091
--------------------------------------------------------------------------------
MINNESOTA - 0.8%
   Duluth Economic Development
     Authority Health Care Facilities
     Revenue Bonds, St. Luke's Hospital,
     7.25%, 6/15/32                                   750                 807
   Minnesota Higher Education Facilities
     Authority Revenue Bonds, Series 6,
     University of St. Thomas,
     5.00%, 4/1/23                                  1,000               1,040
--------------------------------------------------------------------------------
                                                                        1,847
--------------------------------------------------------------------------------
MISSISSIPPI - 2.1%
   Lowndes County Solid Waste Disposal
     & PCR Refunding Bonds, Series B,
     Weyerhaeuser Co. Project,
     6.70%, 4/1/22                                  1,000               1,178

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   63   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
HIGH YIELD MUNICIPAL FUND (continued)

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
MISSISSIPPI - 2.1% - (CONTINUED)
   Mississippi Business Finance Corp.
     PCR Refunding Bonds, Systems
     Energy Resources, Inc. Project,
     5.90%, 5/1/22                                   $630                $637
   Mississippi Development Bank Special
     Obligation Revenue Bonds, Harrison
     County Highway Construction
     (FGIC Insured),
     5.00%, 1/1/16                                  3,000               3,195
--------------------------------------------------------------------------------
                                                                        5,010
--------------------------------------------------------------------------------
NEW HAMPSHIRE - 0.2%
   New Hampshire Business Finance
     Authority PCR Refunding Bonds,
     Series D (AMT),
     Public Service Co.
     of New Hampshire,
     6.00%, 5/1/21                                    500                 520
--------------------------------------------------------------------------------
NEW JERSEY - 2.4%
   Middlesex County Improvement
     Authority Revenue Bonds, Series A,
     George Street Student Housing
     Project,
     5.00%, 8/15/35                                 1,000               1,001
   New Jersey Economic Development
     Authority Revenue Bonds,
     Cigarette Tax,
     5.75%, 6/15/34                                 1,000               1,051
   New Jersey Economic Development
     Authority Revenue Bonds, Series A,
     First Mortgage-Lions Gate Project,
     5.88%, 1/1/37                                  1,000               1,008
   New Jersey Health Care Facilities
     Financing Authority Revenue Bonds,
     Series A, Capital Health Systems
     Obligation Group,
     5.38%, 7/1/33                                  1,000               1,026
   New Jersey State Educational
     Facilities Authority Revenue Bonds,
     Series D, Fairleigh Dickinson
     University,
     6.00%, 7/1/25                                  1,000               1,085
   New Jersey Tobacco Settlement
     Financing Corp. Revenue Bonds,
     6.75%, 6/1/39                                    500                 559
--------------------------------------------------------------------------------
                                                                        5,730
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
NEW YORK - 5.6%
   Long Island Power Authority Electric
     System Revenue Bonds,
     Series B,
     5.25%, 12/1/14                                $3,000              $3,222
   Metropolitan Transportation Authority
     Dedicated Tax Fund Revenue Bonds,
     Series A (FGIC Insured),
     5.25%, 11/15/14                                1,695               1,849
   Monroe County IDA Civic Facilities
     Revenue Refunding Bonds,
     Highlands Hospital Rochester,
     5.00%, 8/1/22                                  1,000               1,015
   New York City G.O. Bonds, Series B,
     6.50%, 8/15/09                                 1,500               1,624
   New York City IDA Airport Revenue
     Bonds, Series A (AMT),
     Airis JFK I LLC Project,
     5.50%, 7/1/28                                    500                 511
   New York City IDA Special Facilities
     Revenue Bonds (AMT), Terminal One
     Group Assistance Project,
     5.50%, 1/1/24                                  1,000               1,051
   New York City Transitional Finance
     Authority Revenue Refunding Bonds,
     Series A-1, Future Tax Secured,
     5.00%, 11/1/14                                 2,000               2,141
   New York State Mortgage Agency
     Revenue Bonds, Series 130 (AMT),
     Homeowner Mortgage,
     4.80%, 10/1/37                                 1,750               1,717
--------------------------------------------------------------------------------
                                                                       13,130
--------------------------------------------------------------------------------
NORTH CAROLINA - 2.2%
   Gaston County Industrial Facilities &
     Pollution Control Financing Authority
     Revenue Bonds (AMT), Exempt
     Facilities-National Gypsum Co.
     Project,
     5.75%, 8/1/35                                  1,500               1,561
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Bonds, Series D,
     6.45%, 1/1/14                                    385                 418
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Refunding Bonds, Series B,
     6.13%, 1/1/09                                    500                 527

See Notes to the Financial Statements.

FIXED INCOME FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
NORTH CAROLINA - 2.2% - (CONTINUED)
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Refunding Bonds, Series F,
     5.38%, 1/1/13                                 $1,000              $1,066
   North Carolina Municipal Power
     Agency No. 1 Catawba Electric
     Revenue Bonds, Series A,
     5.50%, 1/1/13                                  1,000               1,068
   North Carolina Municipal Power
     Agency No. 1 Catawba Electric
     Revenue Bonds, Series B,
     6.38%, 1/1/13                                    500                 544
--------------------------------------------------------------------------------
                                                                        5,184
--------------------------------------------------------------------------------
OKLAHOMA - 1.1%
   Langston Economic Development
     Authority Student Housing Revenue
     Bonds, Series A, Langston
     Community Development Corp.,
     7.75%, 8/1/30                                    500                 508
   Norman Regional Hospital Authority
     Revenue Bonds,
     5.38%, 9/1/36                                  2,000               2,010
--------------------------------------------------------------------------------
                                                                        2,518
--------------------------------------------------------------------------------
PENNSYLVANIA - 8.4%
   Allegheny County Redevelopment
     Authority Tax Allocation Bonds,
     Pittsburgh Mills Project,
     5.60%, 7/1/23                                  2,000               2,092
   Bucks County IDA Retirement
     Community Revenue Bonds,
     Series A, Ann's Choice Inc., Facility,
     6.25%, 1/1/35                                  2,600               2,654
   Carbon County IDA Resource Recovery
     Refunding Bonds (AMT),
     Panther Creek Partners Project,
     6.65%, 5/1/10                                  1,775               1,873
   Montgomery County Higher Education
     & Health Authority Revenue Bonds,
     Series A, Philadelphia Geriatric
     Center, Prerefunded,
     7.25%, 12/1/09                                   500                 568
   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds,
     Series A (AMT), Amtrak Project,
     6.13%, 11/1/21                                 1,200               1,271

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
PENNSYLVANIA - 8.4% - (CONTINUED)
   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds,
     Series A (AMT), National Gypsum
     Co., Shippingport Project,
     6.25%, 11/1/27                                $1,400              $1,480
   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds,
     Series A (AMT), Reliant Energy.,
     6.75%, 12/1/36                                 1,750               1,865
   Pennsylvania State G.O. Bonds,
     Third Series (FSA Insured),
     5.00%, 9/1/13                                  3,000               3,210
   Pennsylvania State Higher Educational
     Facilities Authority Revenue Bonds,
     LaSalle University,
     5.50%, 5/1/34                                  1,000               1,045
   Pennsylvania State Higher Educational
     Facilities Authority Revenue Bonds,
     Series A, Philadelphia University,
     5.25%, 6/1/32                                  1,250               1,273
   Pennsylvania State Higher Educational
     Facilities Authority Revenue Bonds,
     Widener University,
     5.40%, 7/15/36                                   750                 782
   Pennsylvania State Higher Educational
     Facilities Authority Student Housing
     Revenue Bonds, Series A,
     Student Association, Inc. Project,
     6.75%, 9/1/32                                    490                 518
   Philadelphia School District G.O.
     Bonds, Series A (FSA - State Aid
     Withholding), Prerefunded,
     5.50%, 2/1/12                                  1,000               1,087
--------------------------------------------------------------------------------
                                                                       19,718
--------------------------------------------------------------------------------
PUERTO RICO - 0.4%
   Puerto Rico Highway & Transportation
     Authority Transportation Revenue
     Bonds,
     5.00%, 7/1/09                                  1,000               1,031
--------------------------------------------------------------------------------
SOUTH CAROLINA - 1.0%
   Berkeley County PCR Facilities
     Refunding Bonds, South Carolina
     Generating Co. Project,
     4.88%, 10/1/14                                 1,000               1,034

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   65   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
HIGH YIELD MUNICIPAL FUND (continued)

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
SOUTH CAROLINA - 1.0% - (CONTINUED)
   Charleston Educational Excellence
     Finance Corp. Revenue Bonds,
     Charleston County School District
     Project,
     5.00%, 12/1/15                                $1,000              $1,048
   Florence County IDR Bonds,
     Stone Container Corp.,
     7.38%, 2/1/07                                    165                 166
--------------------------------------------------------------------------------
                                                                        2,248
--------------------------------------------------------------------------------
TENNESSEE - 2.3%
   Johnson City Health & Educational
     Facilities Board Revenue Bonds,
     Series A, First Mortgage-Mountain
     States Health,
     5.50%, 7/1/36                                  2,000               2,084
   Memphis-Shelby County Airport
     Authority Special Facilities Revenue
     Refunding Bonds, Federal Express
     Corp.,
     5.00%, 9/1/09                                    750                 775
   Shelby County Health Educational &
     Housing Facilities Board Revenue
     Bonds, Series A, Trezevant Manor
     Project,
     5.75%, 9/1/37                                  2,500               2,494
--------------------------------------------------------------------------------
                                                                        5,353
--------------------------------------------------------------------------------
TEXAS - 7.2%
   Austin City Convention Center Revenue
     Bonds, Series A, Convention
     Enterprise, Inc., First Tier,
     6.70%, 1/1/32                                    700                 743
   Brazos River Authority Revenue
     Refunding Bonds, Series A (AMT),
     Texas Utilities Electric Co. Project,
     7.70%, 4/1/33                                  1,000               1,172
   Comal County Health Facilities
     Development Revenue Bonds,
     Series A, McKenna Memorial
     Project,
     6.13%, 2/1/22                                  3,000               3,212
   Corpus Christi G.O. Certificates
     (FSA Insured), Prerefunded,
     5.75%, 3/1/11                                  1,000               1,090
   Dallas County Flood Control District
     No. 1 G.O. Unlimited Refunding
     Bonds,
     7.25%, 4/1/32                                  1,000               1,057

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
TEXAS - 7.2% - (CONTINUED)
   Gulf Coast Waste Disposal Authority
     Revenue Bonds (AMT),
     Valero Energy Corp. Project,
     6.65%, 4/1/32                                 $1,000              $1,084
   Houston Industrial Development Corp.
     Revenue Bonds (AMT), Air Cargo,
     6.38%, 1/1/23                                    500                 528
   Houston Water & Sewer System Junior
     Lien Revenue Bonds, Series A
     (FSA Insured), Prerefunded,
     5.50%, 12/1/11                                 1,535               1,669
   Matagorda County Navigation District
     No. 1 Collateralized Revenue
     Refunding Bonds, Centerpoint
     Energy Houston Electric, LLC
     Project,
     5.60%, 3/1/27                                    500                 515
   Port Corpus Christi Industrial
     Development Corp. Environmental
     Facilities Revenue Bonds (AMT),
     Citgo Petroleum Corp.,
     8.25%, 11/1/31                                 1,000               1,049
   Sabine River Authority Revenue
     Refunding Bonds, Series B,
     TXU Energy Co. LLC Project,
     6.15%, 8/1/22                                    500                 544
   Sam Rayburn Municipal Power Agency
     Revenue Refunding Bonds,
     6.00%, 10/1/21                                   500                 528
   Texas State Turnpike Authority Central
     Texas Turnpike Systems Revenue
     Bonds, Series A, First Tier
     (AMBAC Insured),
     5.50%, 8/15/39                                 1,000               1,061
   Travis County Health Facilities
     Development Corp. Retirement
     Facility Revenue Bonds,
     Querencia Barton Creek Project,
     5.65%, 11/15/35                                2,750               2,681
--------------------------------------------------------------------------------
                                                                       16,933
--------------------------------------------------------------------------------
VIRGIN ISLANDS - 0.3%
   University of the Virgin Islands General
     Improvement Bonds, Series A
     (G.O. of University),
     5.38%, 6/1/34                                  750               775

See Notes to the Financial Statements.

FIXED INCOME FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
MUNICIPAL BONDS - 94.3% - CONTINUED
VIRGINIA - 3.7%
   Amherst IDA Revenue Refunding
     Bonds, Educational Facilities -
     Sweet Briar,
     5.00%, 9/1/26                                 $1,000              $1,018
   Charles City & County IDA Solid Waste
     Disposal Facilities Revenue Bonds
     (AMT), Waste Management, Inc.
     Project,
     6.25%, Mandatory Put
     4/1/12                                           500                 548
   Chesapeake Hospital Authority
     Facilities Revenue Bonds,
     Chesapeake General Hospital,
     Series A,
     5.25%, 7/1/18                                  1,500               1,569
   Tobacco Settlement Financing Corp.
     Revenue Bonds, Asset Backed,
     5.63%, 6/1/37                                  3,350               3,431
   West Point IDA Solid Waste Disposal
     Revenue Bonds, Series A (AMT),
     Chesapeake Corp. Project,
     6.38%, 3/1/19                                  2,000               2,002
--------------------------------------------------------------------------------
                                                                        8,568
--------------------------------------------------------------------------------
WISCONSIN - 2.6%
   Wisconsin Health & Educational
     Facilities Authority Revenue Bonds,
     Series A, Beaver Dam Community
     Hospitals,
     6.75%, 8/15/34                                 1,000               1,065
   Wisconsin Health & Educational
     Facilities Authority Revenue Bonds,
     Vernon Memorial Healthcare
     Project,
     5.10%, 3/1/25                                  1,000                 979
     5.25%, 3/1/35                                  1,000                 978
   Wisconsin Health & Educational
     Facilities Authority Revenue
     Refunding Bonds, Divine Savior
     Healthcare,
     5.00%, 5/1/32                                  3,155               3,071
--------------------------------------------------------------------------------
                                                                        6,093
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $216,649)                                                       220,846

                                                    NUMBER             VALUE
                                                  OF SHARES            (000S)
INVESTMENT COMPANY - 0.7%
   AIM Tax Exempt Cash Fund                     1,698,756              $1,699
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY
--------------------------------------------------------------------------------
(COST $1,699)                                                           1,699

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                   (000S)              (000S)
SHORT-TERM INVESTMENTS - 5.3%
   California State Department of Water
     Resources Power Supply VRDB,
     Series C-7 (FSA Insured),
     3.17%, 4/6/06                                   $550                 550
   Clarksville Tennessee Public Building
     Authority Revenue VRDB, Pooled
     Financing - Tennessee Municipal
     Bond Fund (Bank of America LOC),
     3.17%, 4/3/06                                  4,865               4,865
     3.17%, 4/3/06                                    400                 400
   Harris County Health Facilities
     Development Corp. VRDB, Series B,
     The Methodist System,
     3.17%, 4/3/06                                  4,800               4,800
   Los Angeles Department of Water &
     Power Waterworks Revenue VRDB,
     Subseries B-1,
     3.17%, 4/6/06                                  1,200               1,200
   Mississippi Medical Center
     Educational Building Corp. Revenue
     VRDB, Adult Hospital Project
     (AMBAC Insured),
     3.17%, 4/6/06                                    750                 750
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $12,565)                                                         12,565

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
--------------------------------------------------------------------------------
(COST $230,913)                                                       235,110
   Liabilities less Other Assets - (0.3)%                                (818)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $234,292

(1)   When-Issued Security

See Notes to the Financial Statements.

                          NORTHERN FUNDS ANNUAL REPORT   67   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
HIGH YIELD MUNICIPAL FUND (continued)

At March 31, 2006, the industry sectors for the High Yield Municipal Fund were:

INDUSTRY SECTOR                                                 % OF INVESTMENTS
Development                                                              24.8%
General                                                                   7.8
Medical                                                                  24.7
Pollution                                                                 9.5
Power                                                                     5.1
All other sectors less than 5%                                           28.1
--------------------------------------------------------------------------------
Total                                                                   100.0%

At March 31, 2006, the credit quality distribution for the High Yield Municipal Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                     %
AAA                                                                       9.8%
AA                                                                        1.2
A                                                                        17.0
BBB                                                                      35.3
BB                                                                        4.6
B                                                                         1.7
Not Rated                                                                26.1
Cash and Equivalents                                                      4.3
--------------------------------------------------------------------------------
Total                                                                   100.0%

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
INTERMEDIATE TAX - EXEMPT FUND

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9%
ALABAMA - 0.9%
   Jefferson County Limited Obligation
     Revenue Bonds, Series A,
     5.25%, 1/1/14                                      $5,000           $5,341
--------------------------------------------------------------------------------
ALASKA - 0.7%
   Alaska International Airports (AMT),
     Series A (AMBAC Insured),
     5.13%, 10/1/11                                      3,905            4,043
--------------------------------------------------------------------------------
ARIZONA - 0.2%
   Scottsdale G.O. Bonds,
     Projects of 2000 & 2004,
     5.00%, 7/1/15                                       1,000            1,074
--------------------------------------------------------------------------------
CALIFORNIA - 15.5%
   Anaheim PFA Revenue Bonds, Electric
     System Distributing Facilities
     (MBIA Insured),
     5.00%, 10/1/28                                      2,000            2,059
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A (AMBAC Insured),
     5.50%, 5/1/14                                       5,000            5,473
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A, Prerefunded,
     6.00%, 5/1/12                                       5,000            5,653
   California State G.O. Bonds
     (AMBAC Insured)
     5.00%, 10/1/18                                        235              241
   California State G.O. Bonds
     (AMBAC Insured), Prerefunded,
     5.00%, 10/1/07                                      2,620            2,703
     5.00%, 10/1/07                                        255              263
   California State G.O. Unlimited Bonds,
     Prerefunded,
     5.75%, 5/1/10                                       1,225            1,329
   California State G.O. Unlimited Bonds,
     5.75%, 5/1/30                                       1,275            1,368
   California State Refunding G.O
     Unlimited Bonds,
     5.00%, 3/1/21                                       3,000            3,127
   California State Various Purpose G.O
     Unlimited Bonds,
     4.50%, 3/1/33                                       5,000            4,782

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
CALIFORNIA - 15.5% - (CONTINUED)
   California Statewide Communities
     Development Authority Revenue
     Bonds, Series A, East Campus
     Apartments LLC (ACA Insured),
     5.25%, 8/1/14                                      $2,395           $2,498
   Colton Joint Unified School District
     G.O. Unlimited Bonds, Series A
     (FGIC Insured),
     5.38%, 8/1/26                                       2,500            2,693
   Del Mar Race Track Authority
     Revenue Bonds,
     5.00%, 8/15/12                                        750              781
   Golden State Tobacco Securitization
     Corp. Revenue Bonds, Series A,
     Enhanced Asset Backed
     (AMBAC Insured),
     5.00%, 6/1/21                                       3,000            3,113
   Golden State Tobacco Securitization
     Corp. Revenue Bonds, Series B,
     Enhanced Asset Backed,
     Prerefunded,
     5.38%, 6/1/10                                       2,500            2,659
     5.60%, 6/1/10                                       1,100            1,180
     5.50%, 6/1/13                                       3,500            3,835
     5.50%, 6/1/13                                       5,000            5,476
   Los Angeles Community Facilities
     District Special Tax Bonds, Playa
     Vista-Phase I (AMBAC Insured),
     4.75%, 9/1/31                                       7,440            7,460
   Los Angeles G.O. Unlimited Bonds,
     Series A (MBIA Insured),
     5.25%, 9/1/12                                      10,000           10,858
   Menlo Park G.O. Unlimited Bonds,
     5.25%, 8/1/27                                       1,000            1,064
   Moreland School District G.O
     Unlimited Bonds, Series C,
     Election of 2002 (FGIC Insured),
     0.00%, 8/1/29                                       3,500            1,016
   Orange County Sanitation District COP
     (FGIC Insured),
     5.25%, 2/1/28                                       5,000            5,293
   Sacramento Municipal Utility District
     Electric Revenue Bonds, Series R
     (MBIA Insured),
     5.00%, 8/15/14                                     10,000           10,775

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    69      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
INTERMEDIATE TAX - EXEMPT FUND (continued)

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
CALIFORNIA - 15.5% - (CONTINUED)
   University of California Revenue
     Bonds, Multiple Purpose Projects,
     Series Q (FSA Insured),
     5.00%, 9/1/31                                     $1,000           $1,034
--------------------------------------------------------------------------------
                                                                        86,733
--------------------------------------------------------------------------------
COLORADO - 0.4%
   Metro Wastewater Reclamation
     District Gross Revenue Refunding
     Bonds, Sewer Project,
     5.45%, 4/1/12                                       2,000            2,065
--------------------------------------------------------------------------------
CONNECTICUT - 2.3%
   Connecticut HFA Revenue Bonds
     (AMT), Housing Mortgage Finance,
     Subseries A-1 (G.O. of Authority),
     4.70%, 11/15/26                                     1,000              995
   Connecticut Special Tax Obligation
     Revenue Refunding Bonds, Series B,
     Transportation Infrastructure
     (FSA Insured),
     5.38%, 10/1/10                                      5,000            5,347
   Connecticut State G.O. Unlimited
     Bonds, Series D, New Money,
     Prerefunded,
     5.38%, 11/15/12                                     5,000            5,449
   Connecticut State Refunding G.O
     Unlimited Bonds, Series B,
     5.00%, 6/1/16                                       1,000            1,063
--------------------------------------------------------------------------------
                                                                         12,854
--------------------------------------------------------------------------------
FLORIDA - 3.0%
   Broward County G.O. Unlimited Bonds,
     Parks & Land Preservation Project,
     5.00%, 1/1/16                                       5,000            5,313
   JEA Water & Sewer System Revenue
     Bonds, Series C (FSA Insured),
     5.00%, 10/1/39                                      5,000            5,101
   Sunrise Utility System Revenue
     Refunding Bonds, Series A
     (AMBAC Insured),
     5.50%, 10/1/15                                      5,970            6,535
--------------------------------------------------------------------------------
                                                                         16,949
--------------------------------------------------------------------------------
GEORGIA - 1.8%
   Fulton County Facilities Corp. COP,
     Fulton County Public Purpose
     Project (AMBAC Insured),
     5.50%, 11/1/18                                      6,500            6,982

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
GEORGIA - 1.8% - (CONTINUED)
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series W,
     6.40%, 1/1/07                                      $1,570           $1,602
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series W,
     Escrowed to Maturity, Prerefunded,
     6.40%, 1/1/07                                         220              224
     6.40%, 1/1/07                                         210              214
   Milledgeville-Baldwin County
     Development Authority Revenue
     Bonds, College & State University
     Funding,
     5.50%, 9/1/24                                       1,000            1,047
--------------------------------------------------------------------------------
                                                                         10,069
--------------------------------------------------------------------------------
ILLINOIS - 5.6%
   Chicago O'Hare International Airport
     Revenue Bonds, Series A,
     Passenger Facilities Charge
     (AMBAC Insured),
     5.60%, 1/1/09                                       5,000            5,107
   Chicago Park District Parking Facilities
     Revenue Bonds (ACA Insured),
     Prerefunded,
     6.25%, 1/1/10                                       5,480            5,953
   Chicago Wastewater Transmission
     Second Lien Revenue Bonds
     (MBIA Insured), Prerefunded,
     6.00%, 1/1/10                                       1,000            1,088
     6.00%, 1/1/10                                       1,000            1,088
   Chicago Water Revenue Bonds
     (FGIC Insured), Prerefunded,
     5.25%, 11/1/07                                      2,750            2,871
   Illinois Development Finance Authority
     Economic Development Revenue
     Bonds, Latin School of Chicago
     Project, Prerefunded,
     5.60%, 8/1/08                                         500              520
   Illinois Development Finance Authority
     Revenue Bonds, Series B,
     Midwestern University Project,
     5.75%, 5/15/16                                        500              529
   Illinois Educational Facilities Authority
     Adjustable Revenue Bonds, Field
     Museum of Natural History Project,
     4.60%, Mandatory Put 11/1/15                        4,250            4,262

See Notes to the Financial Statements.

FIXED INCOME FUNDS    70      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
ILLINOIS - 5.6% - (CONTINUED)
   Illinois Educational Facilities Authority
     Student Housing Revenue Bonds,
     Educational Advancement Fund
     University Center Project,
     6.00%, 5/1/22                                        $750             $808
   Illinois Finance Authority Revenue
     Bonds, Northwestern Memorial
     Hospital, Series A,
     5.25%, 8/15/34                                      2,515            2,634
   Illinois Health Facilities Authority
     Revenue Bonds, Riverside Health
     System,
     6.00%, 11/15/32                                     1,000            1,060
   Metropolitan Pier & Exposition
     Authority Revenue Bonds, Series A,
     McCormick Place Expansion
     (MBIA Insured),
     5.25%, 6/15/42                                      5,000            5,260
--------------------------------------------------------------------------------
                                                                         31,180
--------------------------------------------------------------------------------
INDIANA - 0.4%
   Avon Community School Building Corp.
     Revenue Bonds, First Mortgage
     (AMBAC Insured - State Aid
     Withholding), Prerefunded,
     5.25%, 7/1/06                                       1,335            1,367
   Indiana Development Finance
     Authority Environmental Revenue
     Refunding Bonds, USX Corp.
     Project,
     5.25%, Mandatory Put 12/2/11                        1,000            1,054
--------------------------------------------------------------------------------
                                                                          2,421
--------------------------------------------------------------------------------
IOWA - 0.7%
   Iowa Finance Authority Hospital
     Facility Revenue Bonds,
     Mercy Medical Center Project
     (FSA Insured), Prerefunded,
     6.00%, 8/15/09                                      3,610            3,899
--------------------------------------------------------------------------------
KANSAS - 0.6%
   Wichita Hospital Improvement
     Facilities Revenue Refunding Bonds,
     Series III,
     5.25%, 11/15/15                                     1,385            1,439
     6.25%, 11/15/18                                     1,600            1,751
--------------------------------------------------------------------------------
                                                                          3,190
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
LOUISIANA - 0.4%
   Louisiana State University &
     Agricultural & Mechanical College
     Revenue Bonds (MBIA Insured),
     Prerefunded,
     5.50%, 7/1/06                                      $2,000           $2,049
--------------------------------------------------------------------------------
MARYLAND - 0.5%
   Ocean City G.O. Unlimited Refunding
     Bonds (MBIA Insured),
     5.00%, 3/1/07                                       2,815            2,853
--------------------------------------------------------------------------------
MASSACHUSETTS - 4.9%
   Lawrence G.O. Limited Bonds
     (AMBAC Insured - State Aid
     Withholding),
     5.50%, 2/1/16                                       2,625            2,814
   Massachusetts School Building
     Authority Sales TRB, Series A
     (FSA Insured),
     5.00%, 8/15/14                                      5,000            5,340
   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series B,
     Partners Healthcare System,
     5.25%, 7/1/12                                       3,450            3,605
   Massachusetts State Housing Finance
     Agency Revenue Bonds, Series B,
     3.70%, 12/1/09                                     10,000            9,908
     4.15%, 6/1/11                                       5,000            4,974
   Massachusetts State Housing Finance
     Agency Revenue Bonds, Series III
     (AMT), Single Family,
     3.45%, 12/1/09                                      1,050            1,031
--------------------------------------------------------------------------------
                                                                         27,672
--------------------------------------------------------------------------------
MICHIGAN - 2.2%
   Michigan State G.O. Unlimited Notes,
     Series A,
     4.50%, 9/29/06                                     10,000           10,044
   Wayne Charter County Airport
     Revenue Bonds, Series B
     (MBIA Insured),
     4.88%, 12/1/23                                      2,500            2,535
--------------------------------------------------------------------------------
                                                                         12,579
--------------------------------------------------------------------------------
MINNESOTA - 0.1%
   Minnesota State Housing Finance
     Agency SFM Revenue Bonds,
     Series A (MBIA Insured),
     5.35%, 7/1/17                                         600              615
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    71      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
INTERMEDIATE TAX-EXEMPT FUND (continued)

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
NEVADA - 1.9%
   Clark County School District Refunding
     G.O. Bonds, Series A (FGIC Insured),
     5.00%, 6/1/06                                      $5,000           $5,012
   Washoe County School District G.O.
     Refunding Bonds, Series B
     (FGIC Insured),
     5.50%, 6/1/17                                       5,000            5,580
--------------------------------------------------------------------------------
                                                                         10,592
--------------------------------------------------------------------------------
NEW JERSEY - 3.6%
   New Jersey Economic Development
     Authority Revenue Bonds,
     Cigarette Tax,
     5.63%, 6/15/19                                      3,985            4,200
   New Jersey Health Care Facilities
     Financing Authority Revenue
     Refunding Bonds, Atlantic City
     Medical Center,
     6.25%, 7/1/17                                       1,000            1,107
   New Jersey State Highway Authority
     Garden State Parkway General
     Revenue Refunding Bonds
     (FGIC Insured - G.O. of Authority),
     Prerefunded,
     5.25%, 1/1/12                                       5,000            5,374
   New Jersey State TRAN, Series A,
     4.00%, 6/23/06                                      9,290            9,298
--------------------------------------------------------------------------------
                                                                         19,979
--------------------------------------------------------------------------------
NEW MEXICO - 1.5%
   Farmington PCR Refunding Bonds,
     Series A, El Paso Electric Co. Project
     (FGIC Insured),
     4.00%, Mandatory Put 8/1/12                         2,000            1,977
   New Mexico State Severance TRB,
     Series A,
     4.00%, 7/1/06                                         800              801
   Santa Fe City Gross Receipts TRB,
     6.00%, 6/1/11                                       5,250            5,493
--------------------------------------------------------------------------------
                                                                          8,271
--------------------------------------------------------------------------------
NEW YORK - 13.7%
   Metropolitan Transportation Authority
     Dedicated Tax Fund Revenue
     Bonds, Series A (FGIC Insured),
     Prerefunded,
     6.13%, 4/1/10                                       3,815            4,163

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
NEW YORK - 13.7% - (CONTINUED)
   Metropolitan Transportation Authority
     SVC Contract Revenue Bonds,
     Series 8 (MBIA-IBC Insured),
     Prerefunded,
     5.38%, 7/1/13                                      $5,000           $5,471
   New York City G.O. Bonds, Series A,
     6.00%, 5/15/19                                         30               33
   New York City G.O. Bonds, Series A,
     Prerefunded,
     6.00%, 5/15/10                                        305              335
   New York City G.O. Unlimited
     Refunding Bonds, Series B,
     5.75%, 8/1/14                                       5,000            5,451
   New York City IDA Special Airport
     Facilities Revenue Bonds, Series A
     (AMT), Airis JFK I LLC Project,
     6.00%, 7/1/27                                         500              519
   New York City IDA Special Facilities
     Revenue Bonds (AMT), Terminal
     One Group Assistance Project,
     5.50%, 1/1/16                                       4,000            4,280
   New York City Municipal Water
     Finance Authority Water & Sewer
     Systems Revenue Bonds, Series A
     (MBIA-IBC Insured),
     5.63%, 6/15/19                                      1,330            1,349
   New York City Municipal Water
     Finance Authority Water & Sewer
     Systems Revenue Bonds, Series A
     (MBIA-IBC Insured), Prerefunded,
     5.63%, 6/15/06                                        670              680
   New York State Environmental
     Facilities Corp. Revenue Bonds,
     Series A, State Clean Water &
     Drinking Revolving Funds,
     6.00%, 6/15/16                                      1,330            1,422
   New York State Environmental
     Facilities Corp. Revenue Bonds,
     Series A, State Clean Water &
     Drinking Revolving Funds,
     Prerefunded,
     6.00%, 6/15/09                                        170              182
   New York State Municipal Bond Bank
     Agency Revenue Bonds, Series C
     (State-Aid Withholding),
     5.25%, 6/1/17                                      10,000           10,615

See Notes to the Financial Statements.

FIXED INCOME FUNDS    72      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
NEW YORK - 13.7% - (CONTINUED)
   New York State Thruway Authority
     Revenue Bonds, Series A,
     Highway and Bridge Trust Fund
     (FSA Insured), Prerefunded,
     6.00%, 4/1/10                                      $1,000           $1,095
   New York State Thruway Authority
     Revenue Bonds, Series A,
     Highway and Bridge Trust Fund
     (MBIA Insured), Prerefunded,
     5.25%, 4/1/13                                       6,000            6,503
   New York State Thruway Authority
     Revenue Bonds, Series B,
     Highway and Bridge Trust Fund
     (FGIC Insured),
     5.00%, 4/1/13                                       5,000            5,323
   New York State Urban Development
     Corp. Subordinate Lien Revenue
     Bonds (G.O. of Corp.),
     5.50%, 7/1/16                                       1,250            1,280
   Port Authority of New York & New
     Jersey Revenue Bonds, Series 127
     (AMT) (AMBAC Insured - G.O. of
     Authority),
     5.50%, 12/15/12                                     1,735            1,879
   Port Authority of New York & New
     Jersey Revenue Bonds, Series 142
     (G.O. of Authority),
     5.00%, 7/15/23                                      5,000            5,238
   Tobacco Settlement Financing
     Authority Callabale Asset Backed
     Revenue Bonds, Series A-1
     (AMBAC Insured),
     5.25%, 6/1/20                                       5,000            5,322
   Tobacco Settlement Financing Corp.
     Revenue Bonds, Series C-1,
     5.25%, 6/1/13                                       5,000            5,154
     5.50%, 6/1/15                                       5,000            5,301
     5.50%, 6/1/19                                       5,000            5,405
--------------------------------------------------------------------------------
                                                                         77,000
--------------------------------------------------------------------------------
NORTH CAROLINA - 3.3%
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Refunding Bonds, Series A,
     5.20%, 1/1/10                                       2,505            2,611
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Refunding Bonds, Series B,
     6.13%, 1/1/09                                       5,000            5,267

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
NORTH CAROLINA - 3.3% - (CONTINUED)
   North Carolina Municipal Power
     Agency No. 1 Catawba Electric
     Revenue Bonds, Series A
     (AMBAC Insured),
     5.25%, 1/1/14                                      $5,000           $5,351
   North Carolina State Public
     Improvement G.O. Unlimited Bonds,
     Series A,
     5.00%, 3/1/07                                       5,000            5,068
--------------------------------------------------------------------------------
                                                                         18,297
--------------------------------------------------------------------------------
OHIO - 0.6%
   Akron G.O. Limited Bonds,
     Prerefunded,
     5.75%, 12/1/10                                      1,000            1,096
   Ohio Housing Finance Agency
     Mortgage Revenue Bonds, Series C
     (AMT), Residential Mortgage-
     Backed Securities
     (Colld. by GNMA Securities),
     5.15%, 3/1/13                                         760              781
   River Valley Local School District G.O
     Bonds, School Facilities
     Construction & Improvement
     (FSA Insured),
     5.25%, 11/1/20                                      1,235            1,312
--------------------------------------------------------------------------------
                                                                          3,189
--------------------------------------------------------------------------------
OREGON - 2.2%
   Port of Portland Revenue Bonds,
     Series A, Portland International
     Airport (AMBAC Insured),
     5.50%, 7/1/24                                       2,000            2,103
   Portland City Airport Way Urban
     Renewal & Redevelopment Tax
     Increment Bonds, Series A
     (AMBAC Insured), Prerefunded,
     6.00%, 6/15/10                                      3,450            3,786
   Portland Community College District
     G.O. Unlimited Refunding Bonds
     (FSA Insured),
     5.00%, 6/15/14                                      5,785            6,182
--------------------------------------------------------------------------------
                                                                         12,071
--------------------------------------------------------------------------------
PENNSYLVANIA - 2.5%
   Allegheny County Port Authority
     Transportation Special Revenue
     Bonds (MBIA Insured), Prerefunded,
     6.00%, 3/1/09                                       2,565            2,753

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    73      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
INTERMEDIATE TAX - EXEMPT FUND (continued)

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
PENNSYLVANIA - 2.5% -  (CONTINUED)
   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds, Series A
     (AMT), Amtrak Project,
     6.13%, 11/1/21                                     $1,200           $1,271
   Pennsylvania Housing Finance Agency
     SFM Revenue Bonds, Series 72A
     (AMT),
     4.80%, 4/1/12                                         750              769
   Pennsylvania State First Series G.O.
     Unlimited Bonds (MBIA Insured),
     5.00%, 1/1/08                                       3,000            3,070
   Pennsylvania State Higher Education
     Revenue Bonds, Capital Acquisition
     (MBIA Insured - G.O. of Agency),
     Prerefunded,
     6.00%, 12/15/10                                     1,815            1,995
     6.13%, 12/15/10                                     1,925            2,125
   Pennsylvania State Higher Educational
     Facilities Authority Revenue Bonds,
     Series A, UPMC Health System,
     6.00%, 1/15/22                                      2,000            2,171
--------------------------------------------------------------------------------
                                                                         14,154
--------------------------------------------------------------------------------
PUERTO RICO - 1.9%
   Puerto Rico Commonwealth Highway
     & Transportation Authority
     Transportation Revenue Bonds,
     Series D, Prerefunded,
     5.25%, 7/1/12                                      10,000           10,788
--------------------------------------------------------------------------------
SOUTH CAROLINA - 1.3%
   Charleston Educational Excellence
     Finance Corp. County School District
     Revenue Bonds,
     5.25%, 12/1/30                                      2,000            2,096
   Charleston Educational Excellence
     Finance Corp. Revenue Bonds,
     Charleston County School District,
     5.25%, 12/1/19                                      3,500            3,723
   Greenville County School District
     Installment Purpose Revenue
     Refunding Bonds, Equity Sooner
     Building, (1)
     5.00%, 12/1/18                                      1,380            1,456
--------------------------------------------------------------------------------
                                                                          7,275
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
TENNESSEE - 0.4%
   Memphis-Shelby County Airport
     Authority Revenue Bonds, Series D
     (AMT) (AMBAC Insured),
     6.25%, 3/1/15                                      $2,000           $2,174
--------------------------------------------------------------------------------
TEXAS - 10.4%
   Alamo Community College District G.O.
     Bonds, (1)
     4.50%, 4/1/07                                       5,500            5,550
   Austin City Utilities System Revenue
     Refunding Bonds (FSA Insured),
     5.13%, 11/15/17                                     3,000            3,065
   Dallas-Fort Worth International Airport
     Facilities Revenue Refunding Bonds,
     Joint Series A (AMT)
     (XLCA Insured),
     5.00%, 11/1/12                                      7,350            7,557
   Ennis Independent School District
     Capital Appreciation G.O. Refunding
     Bonds (PSF Gtd.), Prerefunded,
     0.00%, 8/15/10                                      2,225              666
   Ennis Independent School District
     Capital Appreciation G.O. Unlimited
     Refunding Bonds (PSF Gtd.),
     0.00%, 8/15/26                                      1,140              332
   Frisco Independent School District
     Building G.O. Unlimited Bonds
     (PSF Gtd.),
     6.50%, 8/15/14                                      1,535            1,754
   Harris County Health Facilities
     Development Corp. Revenue Bonds,
     Series A, Christus Health
     (MBIA Insured),
     5.25%, 7/1/07                                         435              443
   Harris County Health Facilities
     Development Corp. Revenue Bonds,
     Series A, Christus Health
     (MBIA Insured), Escrowed to
     Maturity,
     5.25%, 7/1/07                                          65               66
   Harris County Toll Road Senior Lien
     Revenue Refunding Bonds,
     Series B-1 (FGIC Insured),
     5.00%, 8/15/16                                     10,000           10,558
   Sam Rayburn Municipal Power
     Agency Revenue Refunding Bonds,
     5.50%, 10/1/10                                      1,000            1,044
     6.00%, 10/1/16                                      1,000            1,062
     6.00%, 10/1/21                                      1,250            1,319

See Notes to the Financial Statements.

FIXED INCOME FUNDS    74      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
MUNICIPAL BONDS - 88.9% - CONTINUED
TEXAS - 10.4% - (CONTINUED)
   San Antonio Electricity & Gas Revenue
     Bonds, Series A,
     5.25%, 2/1/14                                      $1,625           $1,702
   San Antonio Electricity & Gas Revenue
     Bonds, Series A, Prerefunded,
     5.25%, 2/1/09                                         875              920
   Texas Municipal Power Agency
     Revenue Refunding Bonds
     (AMBAC Insured),
     4.00%, 9/1/12                                       2,000            2,002
   Texas State Public Finance Authority
     G.O. Unlimited Refunding Bonds,
     5.00%, 10/1/17                                      5,000            5,245
   Texas State TRAN,
     4.50%, 8/31/06                                     15,000           15,063
--------------------------------------------------------------------------------
                                                                         58,348
--------------------------------------------------------------------------------
UTAH - 1.9%
   Intermountain Power Agency Power
     Supply Revenue Refunding Bonds,
     Series B (MBIA Insured),
     Prerefunded,
     5.75%, 7/1/07                                      10,000           10,456
--------------------------------------------------------------------------------
VIRGINIA - 0.7%
   Fairfax County G.O. Refunding Bonds,
     Series B, Public Improvement
     (State Aid Withholding),
     5.00%, 10/1/15                                      1,000            1,072
   Virginia Housing Development
     Authority Commonwealth Mortgage
     Revenue Bonds, Subseries J-1
     (MBIA Insured - G.O. of Authority),
     4.75%, 1/1/12                                       3,000            3,093
--------------------------------------------------------------------------------
                                                                          4,165
--------------------------------------------------------------------------------
WASHINGTON - 2.8%
   Port of Seattle Revenue Refunding
     Bonds, Intermediate Lien, Series A
     (MBIA Insured),
     5.00%, 3/1/16                                       5,000            5,290
Washington State G.O. Unlimited
     Bonds, Series S-4,
     5.75%, 1/1/12                                      10,000           10,653
--------------------------------------------------------------------------------
                                                                         15,943
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $490,724)                                                         498,288
--------------------------------------------------------------------------------


                                                      NUMBER            VALUE
                                                     OF SHARES          (000S)
INVESTMENT COMPANIES - 0.5%
   AIM Tax-Exempt Cash Fund                          1,708,698           $1,708
   Dreyfus Tax-Exempt Cash
     Management Fund                                 1,321,732            1,322
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------
(COST $3,030)                                                             3,030
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 10.1%
   California State Department of Water
     Resources Power Supply VRDB,
     Subseries F-5 (Citibank N.A. LOC),
     3.07%, 4/3/06                                      $5,600            5,600
   Harris County Health Facilities
     Development Corp. VRDB, Series B,
     The Methodist System,
     3.17%, 4/3/06                                      14,050           14,050
   Illinois Health Facilities Authority
     VRDB, University of Chicago
     Hospital (MBIA Insured),
     3.18%, 4/3/06                                       9,800            9,800
   Indiana Health & Educational Facilities
     Finance Authority Hospital Revenue
     VRDB, Series A, Howard Regional
     Health System Project
     (Comerica Bank LOC),
     3.23%, 4/3/06                                       7,300            7,300
   Louisiana Offshore Terminal Authority
     Deepwater Port Revenue VRDB,
     Series A, Loop LLC Project
     (SunTrust Bank LOC),
     3.18%, 4/3/06                                      15,300           15,300
   Mississippi Medical Center
     Educational Building Corp. Revenue
     VRDB, Adult Hospital Project
     (AMBAC Insured),
     3.17%, 4/6/06                                       3,350            3,350

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    75      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
INTERMEDIATE TAX - EXEMPT FUND (continued)

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
SHORT-TERM INVESTMENTS - 10.1% - CONTINUED
   Missouri Development Finance Board
     Cultural Facilities Revenue VRDB,
     Series B, Nelson Gallery Foundation
     (MBIA Insured),
     3.16%, 4/3/06                                        $900             $900
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $56,300)                                                           56,300


TOTAL INVESTMENTS - 99.5%
--------------------------------------------------------------------------------
(COST $550,054)                                                         557,618
--------------------------------------------------------------------------------
   Other Assets less Liabilities - 0.5%                                   2,874
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $560,492

(1)   When-Issued Security

At March 31, 2006, the industry sectors for the Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR                                                 % OF INVESTMENTS
Agriculture                                                                 6.7%
Airport                                                                     5.0
Education                                                                   5.2
General Obligation                                                         21.8
Medical                                                                     9.4
Power                                                                      10.9
Transportation                                                             13.4
Utilities                                                                   5.2
All other sectors less than 5%                                             22.4
--------------------------------------------------------------------------------
Total                                                                     100.0%

At March 31, 2006, the credit quality distribution for the Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                      %
AAA                                                                       47.2%
AA                                                                        17.1
A                                                                         12.2
BBB                                                                        6.0
SP1/MIG2                                                                   6.2
Cash and Equivalents                                                      11.3
--------------------------------------------------------------------------------
Total                                                                    100.0%

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME FUNDS    76      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
U.S. GOVERNMENT AGENCIES - 75.2% (1)
FANNIE MAE - 37.9%
     3.63%, 3/15/07                                     $6,000           $5,917
     3.88%, 5/15/07                                      3,347            3,302
     4.88%, 1/11/08                                      7,195            7,157
     4.30%, 5/5/08                                       4,155            4,093
     5.28%, 2/27/09                                      6,200            6,185
     5.25%, 8/1/12                                       7,000            6,929
   Pool #555649,
     7.50%, 10/1/32                                        300              314
   Pool #725185,
     5.00%, 2/1/19                                       4,174            4,077
   Pool #725787,
     5.00%, 9/1/19                                       6,070            5,923
   Pool #753715,
     6.00%, 12/1/18                                      1,116            1,131
   Pool #761468,
     4.50%, 5/1/19                                       4,249            4,067
   Pool TBA, (2)
     4.50%, 12/31/49                                     4,377            4,184
--------------------------------------------------------------------------------
                                                                         53,279
--------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK - 1.0%
     4.13%, 7/17/09                                      1,525            1,478
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 2.8%
     3.50%, 1/18/07                                        155              153
     4.25%, 4/16/07                                      3,797            3,763
--------------------------------------------------------------------------------
                                                                          3,916
--------------------------------------------------------------------------------
FREDDIE MAC - 12.4%
     3.75%, 3/15/07                                      3,665            3,618
     5.00%, 2/8/08                                       2,682            2,673
     4.30%, 5/5/08                                       4,030            3,959
     4.00%, 12/15/09                                     4,935            4,748
   Pool #410092,
     5.64%, 11/1/24                                         52               54
   Series 2944, Class WD,
     5.50%, 11/15/28                                     2,365            2,349
--------------------------------------------------------------------------------
                                                                         17,401
--------------------------------------------------------------------------------
FREDDIE MAC GOLD - 17.6%
   Pool #A41893,
     5.00%, 1/1/36                                       7,515            7,152

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                      (000S)            (000S)
U.S. GOVERNMENT AGENCIES - 75.2% (1) - CONTINUED
FREDDIE MAC GOLD - 17.6% - (CONTINUED)
   Pool #E91020,
     5.50%, 8/1/17                                      $2,398           $2,384
   Pool #G01824,
     6.50%, 4/1/35                                         829              846
   Pool TBA, (2)
     5.50%, 6/1/20                                       7,525            7,339
     5.50%, 3/1/33                                       7,130            7,081
--------------------------------------------------------------------------------
                                                                         24,802
--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION - 3.5%
   Participation Certificates,
     Series 2005-20L, Class 1,
     5.39%, 12/1/25                                      1,580            1,563
   Participation Certificates,
     Series 2006-20B, Class 1,
     5.35%, 2/1/26                                       1,400            1,380
   Series 2005-P10B, Class 1,
     4.94%, 8/10/15                                      2,058            1,974
--------------------------------------------------------------------------------
                                                                          4,917
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------
(COST $107,262)                                                         105,793
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATION - 2.7%
U.S. TREASURY NOTE - 2.7%
     4.63%, 3/31/11                                      3,753            3,743
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATION
--------------------------------------------------------------------------------
(COST $3,749)                                                             3,743

SHORT-TERM INVESTMENT 32.2%
   FHLB Discount Note,
     4.69%, 4/3/06                                      45,258           45,246
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $45,246)                                                           45,246

TOTAL INVESTMENTS - 110.1%
(COST $156,257)                                                         154,782
--------------------------------------------------------------------------------
   Liabilities less Other Assets - (10.1)%                              (14,195)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $140,587

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)   When-Issued Security

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    77      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
SHORT-INTERMEDIATE U.S. GOVERNMENT FUND (continued)

At March 31, 2006, the credit quality distribution for the Short-Intermediate U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                      %
AAA                                                                       95.0%
AA                                                                         5.0
--------------------------------------------------------------------------------
Total                                                                    100.0%

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME FUNDS    78      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
TAX-EXEMPT FUND

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6%
ARIZONA - 2.6%
   Arizona Student Loan Acquisition
      Authority Revenue Refunding
      Bonds, Series A-1 (AMT)
      (Student Loans Gtd.),
      5.90%, 5/1/24                                     $1,000         $1,057

   Maricopa County Unified School
      District No. 41 Gilbert G.O.
      Unlimited Bonds,
      6.25%, 7/1/15                                        235            246

   Maricopa County Unified School
      District No. 41 Gilbert G.O.
      Unlimited Bonds, Prerefunded,
      6.25%, 7/1/08                                      2,765          2,917
   Maricopa County Unified School
      District No. 69 Paradise Valley G.O.
      Unlimited Bonds, Series B,
      8.50%, 7/1/06                                      5,500          5,566

   Phoenix Civic Improvement Corp.
      District Capital Appreciation
      Revenue Bonds, Series B
      (FGIC Insured),
      0.00%, 7/1/20                                      2,045          1,551

   Phoenix G.O. Bonds, Series B,
      4.50%, 7/1/24                                      1,000          1,000
--------------------------------------------------------------------------------
                                                                       12,337
--------------------------------------------------------------------------------
CALIFORNIA - 16.9%
   Anaheim PFA Revenue Bonds,
      Electric System Distributing
      Facilities (MBIA Insured),
      5.00%, 10/1/28                                     2,345          2,414

   California State Department of
      Veterans Affairs Revenue Bonds,
      Series A,
      4.75%, 12/1/25                                     2,000          2,010

   California State Department of Water
      Resources Power Supply Revenue
      Bonds, Series A,
      6.00%, 5/1/14                                     12,000         13,397

   California State G.O. Unlimited Bonds,
      Prerefunded,
      5.75%, 5/1/10                                      1,215          1,318

   California State G.O. Unlimited Bonds,
      Unrefunded Balance,
      5.75%, 5/1/30                                      1,285          1,379

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------

MUNICIPAL BONDS - 91.6% - CONTINUED
CALIFORNIA - 16.9% - (CONTINUED)
   California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series D, Department of
      Corrections (MBIA Insured),
      5.00%, 12/1/16                                    $3,000         $3,196

   California State Refunding G.O.
      Unlimited Bonds,
      5.00%, 3/1/21                                      2,000          2,085

   California State Various Purpose G.O.
      Unlimited Bonds,
      4.50%, 3/1/33                                      5,000          4,782

   Colton Joint Unified School District
      Capital Appreciation G.O. Unlimited
      Bonds, Series C, Election of 2001
      (FGIC Insured),
      0.00%, 2/1/32                                      5,800          1,506

   Golden State Tobacco Securitization
      Corp. Revenue Bonds, Series A,
      Enhanced Asset Backed
      (AMBAC Insured),
      5.00%, 6/1/29                                      5,000          5,122

   Golden State Tobacco Securitization
      Corp. Revenue Bonds, Series B,
      Enhanced Asset Backed,
      Prerefunded,
      5.38%, 6/1/10                                      2,500          2,659
      5.60%, 6/1/10                                      1,250          1,340
      5.50%, 6/1/13                                      5,000          5,476

   Kern High School District G.O.
      Unlimited Refunding Bonds,
      Series A (MBIA Insured),
      6.60%, 2/1/17                                      1,845          2,087
      6.60%, 8/1/17                                      1,825          2,064

   La Habra City School District G.O.
      Capital Appreciation Bonds,
      Series A (FSA Insured),
      0.00%, 8/1/27                                      2,225            838

   Los Angeles Community Facilities
      District Special Tax Bonds, Playa
      Vista-Phase I (AMBAC Insured),
      4.75%, 9/1/31                                      5,000          5,014

   Los Angeles Department of Water &
      Power Waterworks Revenue
      Bonds, Series C (MBIA Insured),
      5.00%, 7/1/29                                      2,500          2,594

   Menlo Park G.O. Unlimited Bonds,
      5.25%, 8/1/27                                      1,000          1,064

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    79      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND (continued)

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
CALIFORNIA - 16.9% - (CONTINUED)
   Moreland School District G.O.
      Unlimited Bonds, Series C,
      Election of 2002 (FGIC Insured),
      0.00%, 8/1/28                                     $3,000           $925

   Orange County Sanitation District
      COP (FGIC Insured),
      5.25%, 2/1/28                                     12,310         13,030

   San Diego Unified School District G.O.
      Bonds, Series F, Election 1998
      (FSA Insured),
      5.00%, 7/1/29                                      5,000          5,202

   Walnut Valley Unified School District
      G.O. Unlimited Bonds, Series A
      (MBIA Insured),
      Escrowed to Maturity,
      6.00%, 8/1/13                                      1,000          1,140
--------------------------------------------------------------------------------
                                                                       80,642
--------------------------------------------------------------------------------
COLORADO - 1.0%

   Colorado Health Facilities Authority
      Revenue Bonds, Portercare
      Adventist Health Hospital,
      Prerefunded,
      6.50%, 11/15/11                                    1,000          1,142

   Denver City & County Special
      Facilities Airport Revenue Bonds,
      Series A (AMT), Rental Car Project
      (MBIA Insured),
      6.00%, 1/1/14                                      3,360          3,555
--------------------------------------------------------------------------------
                                                                        4,697
--------------------------------------------------------------------------------
CONNECTICUT - 2.5%
   Connecticut HFA Revenue Bonds,
      Housing Mortgage Finance,
      Subseries A-1 (AMT)
      (G.O. of Authority),
      4.70%, 11/15/26                                    1,000            995

   Connecticut State Refunding G.O.
      Unlimited Bonds, Series B,
      5.00%, 6/1/16                                      1,000          1,063

   Connecticut State Special Tax
      Obligation Revenue Bonds,
      Series A, Transportation
      Infrastructure,
      Partially Prerefunded,
      7.13%, 6/1/10                                      8,625          9,607
--------------------------------------------------------------------------------
                                                                       11,665
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
FLORIDA - 8.7%
   Crossings at Fleming Island
      Community Development District
      Special Assessment Revenue
      Refunding Bonds, Series C,
      7.05%, 5/1/15                                     $1,600         $1,702

   Florida State Board of Education
      Capital Outlay G.O. Unlimited
      Bonds,
      9.13%, 6/1/14                                      2,090          2,611

   Florida State Board of Education
      Capital Outlay G.O. Unlimited
      Refunding Bonds,
      Escrowed to Maturity,
      9.13%, 6/1/14                                        325            437

   Florida State Broward County G.O.
      Unlimited Bonds,
      Escrowed to Maturity,
      10.00%, 7/1/14                                    15,950         21,163

   Orlando Utilities Commission Water &
      Electric Revenue Refunding Bonds,
      Series D, Escrowed  to Maturity,
      6.75%, 10/1/17                                     7,700          9,157

   Poinciana Community Development
      District Special Assessment
      Bonds, Series A,
      7.13%, 5/1/31                                      1,000          1,060

   Sunrise Utility System Revenue
      Refunding Bonds, Series A
      (AMBAC Insured),
      5.50%, 10/1/15                                     4,960          5,430
--------------------------------------------------------------------------------
                                                                       41,560
--------------------------------------------------------------------------------
GEORGIA - 3.4%
   De Kalb County Water & Sewer
      Revenue Bonds,
      5.38%, 10/1/35                                     6,200          6,581

   Forsyth County G.O. Unlimited Bonds,
      Prerefunded,
      6.00%, 3/1/10                                      3,290          3,592

   Gainesville & Hall County
      Development Authority Revenue
      Bonds, Series C, Senior Living
      Facilities - Lanier Village,
      7.25%, 11/15/29                                    2,000          2,185

   Georgia Municipal Electric Authority
      Power Revenue Bonds, Series B
      (FGIC-TCRS Insured),
      6.38%, 1/1/16                                      2,300          2,696

See Notes to the Financial Statements.

FIXED INCOME FUNDS    80      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
GEORGIA - 3.4% - (CONTINUED)
   Private Colleges & Universities
      Authority Student Housing
      Revenue Bonds, Series A,
      Mercer Housing Corp. Project,
      6.00%, 6/1/21                                     $1,000         $1,043
--------------------------------------------------------------------------------
                                                                       16,097
--------------------------------------------------------------------------------
ILLINOIS - 4.9%
   Bolingbrook Capital Appreciation G.O.
      Unlimited Bonds, Series B
      (MBIA Insured),
      0.00%, 1/1/33                                      1,400            329

   Chicago O'Hare International Airport
      Third Lien Revenue Bonds,
      Series B-2 (AMT) (XLCA Insured),
      6.00%, 1/1/29                                     11,000         12,182

   Chicago Park District Parking
      Facilities Revenue Bonds
      (ACA Insured), Prerefunded,
      6.00%, 1/1/10                                      3,000          3,234

   Illinois Development Finance
      Authority Economic Development
      Revenue Bonds, Latin School of
      Chicago Project, Prerefunded,
      5.60%, 8/1/08                                        350            364

   Illinois Educational Facilities
      Authority Student Housing
      Revenue Bonds, Educational
      Advancement Fund University
      Center Project,
      6.00%, 5/1/22                                        750            808

   Illinois Health Facilities Authority
      Revenue Bonds, Riverside Health
      System,
      6.00%, 11/15/32                                    1,000          1,060

   Metropolitan Pier & Exposition
      Authority Revenue Bonds,
      Series A, McCormick Place
      Expansion (MBIA Insured),
      5.25%, 6/15/42                                     5,000          5,260
--------------------------------------------------------------------------------
                                                                       23,237
--------------------------------------------------------------------------------
INDIANA - 5.8%
   Franklin Township Independent
      School Building Corp. Marion
      County First Mortgage Revenue
      Bonds, Prerefunded,
      6.50%, 7/15/10                                     5,000          5,623

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
INDIANA - 5.8% - (CONTINUED)
   Hamilton County Independent Public
      Building Corp. First Mortgage G.O.
      Unlimited Bonds,
      7.25%, 8/1/13                                     $4,200         $5,003

   Indiana Development Finance
      Authority Environmental Revenue
      Refunding Bonds, USX Corp.
      Project,
      5.25%, Mandatory Put 12/2/11                       1,000          1,053

   Indiana Office Building Commission
      Capital Complex Revenue Bonds,
      Series B (MBIA Insured),
      7.40%, 7/1/15                                      5,620          6,908

   Indianapolis Industrial Utilities
      District Revenue Refunding Bonds,
      Series B (FGIC Insured),
      3.50%, 6/1/18                                      3,280          3,030

   Indianapolis Industrial Utilities
      District Revenue Refunding Bonds,
      Series B (FGIC Insured),
      Escrowed to Maturity,
      5.00%, 6/1/06                                      1,740          1,744
      4.00%, 6/1/08                                      2,275          2,291

   Monroe County Hospital Authority
      Revenue Bonds, Series B,
      Bloomington Hospital Obligation
      Group (FSA Insured),
      6.00%, 5/1/29                                      2,000          2,140
--------------------------------------------------------------------------------
                                                                       27,792
--------------------------------------------------------------------------------
KANSAS - 0.4%
   Wichita Hospital Improvement
      Facilities Revenue Refunding
      Bonds, Series III,
      6.25%, 11/15/18                                    1,685          1,844

KENTUCKY - 2.3%
   Louisville & Jefferson County
      Metropolitan Sewer District Sewer
      & Drain System Revenue Bonds,
      Series A (MBIA Insured),
      5.50%, 5/15/34                                    10,000         10,793

LOUISIANA - 0.4%
   Louisiana State University &
      Agricultural & Mechanical College
      Revenue Bonds (MBIA Insured),
      Prerefunded,
      5.50%, 7/1/06                                      2,000          2,049

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    81      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND (continued)

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
MASSACHUSETTS - 2.3%
   Massachusetts School Building
      Authority Sales TRB, Series A
      (FSA Insured),
      5.00%, 8/15/14                                    $5,000         $5,340

   Massachusetts State Development
      Finance Agency Revenue Bonds,
      Series P, Boston University
      (G.O. of Institution),
      6.00%, 5/15/59                                     2,000          2,274

   Massachusetts State Water Pollution
      Abatement Revenue Bonds,
      Series A, MWRA Program,
      6.00%, 8/1/19                                      3,000          3,547
--------------------------------------------------------------------------------
                                                                       11,161
--------------------------------------------------------------------------------
MICHIGAN - 1.8%
   Michigan State G.O. Unlimited Notes,
      Series A,
      4.50%, 9/29/06                                     5,000          5,022

   Wayne Charter County Airport
      Revenue Bonds, Series B
      (MBIA Insured),
      4.88%, 12/1/23                                     2,500          2,535

   Wayne Charter County Revenue
      Refunding Bonds, Series C
      (FGIC Insured),
      5.38%, 12/1/15                                     1,000          1,071
--------------------------------------------------------------------------------
                                                                        8,628
--------------------------------------------------------------------------------
MINNESOTA - 0.3%
   Minnesota State Housing Finance
      Agency SFM Revenue Bonds,
      Series A (MBIA Insured),
      5.35%, 7/1/17                                        595            610

   Minnesota State Housing Finance
      Agency SFM Revenue Bonds,
      Series F,
      5.70%, 1/1/17                                      1,020          1,030
--------------------------------------------------------------------------------
                                                                        1,640
--------------------------------------------------------------------------------
NEVADA - 2.6%
   Clark County Flood Control Refunding
      G.O. Bonds (FGIC Insured),
      4.75%, 11/1/23                                     7,265          7,446

   Nevada State G.O. Limited Bonds,
      Nevada Municipal Bond Bank
      Project 20-23A,
      Escrowed to Maturity,
      7.20%, 7/1/06                                      2,540          2,548

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
NEVADA - 2.6% - (CONTINUED)
   Washoe County School District G.O.
      Refunding Bonds, Series B
      (FGIC Insured),
      5.50%, 6/1/17                                     $2,315         $2,583
--------------------------------------------------------------------------------
                                                                       12,577
--------------------------------------------------------------------------------
NEW JERSEY - 3.1%
   New Jersey Economic Development
      Authority Revenue Bonds,
      Cigarette Tax,
      5.75%, 6/15/29                                     5,000          5,260

   New Jersey Health Care Facilities
      Financing Authority Revenue
      Refunding Bonds, Atlantic City
      Medical Center,
      6.25%, 7/1/17                                      1,000          1,107

   New Jersey State TRAN, Series A,
      4.00%, 6/23/06                                     5,000          5,004

   New Jersey State Turnpike Authority
      Growth & Income Securities
      Revenue Bonds, Series B
      (AMBAC Insured),
      0.00%, 1/1/35                                      5,000          3,303
--------------------------------------------------------------------------------
                                                                       14,674
--------------------------------------------------------------------------------
NEW YORK - 9.9%
   Dutchess County IDA Civic Facilities
      Revenue Bonds, Bard College Civic
      Facilities,
      5.75%, 8/1/30                                      2,000          2,142

   Metropolitan Transportation
      Authority Service Contract
      Revenue Bonds, Series 8
      (MBIA-IBC Insured), Prerefunded,
      5.38%, 7/1/13                                      5,000          5,471

   New York City G.O. Bonds, Series A,
      Prerefunded,
      6.00%, 5/15/10                                       955          1,048

   New York City G.O. Unlimited Bonds,
      Series A,
      6.00%, 5/15/30                                        50             54

   New York City IDA Special Airport
      Facilities Revenue Bonds, Series A
      (AMT), Airis JFK I LLC Project,
      6.00%, 7/1/27                                        500            519

   New York City IDA Special Facilities
      Revenue Bonds (AMT), Terminal
      One Group Assistance Project,
      5.50%, 1/1/24                                      2,000          2,101

See Notes to the Financial Statements.

FIXED INCOME FUNDS    82      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
NEW YORK - 9.9% - (CONTINUED)
   New York City Municipal Water
      Finance Authority Water & Sewer
      System Revenue Bonds, Series B,
      Prerefunded,
      6.00%, 6/15/10                                    $1,940         $2,133

   New York City Municipal Water
      Finance Authority Water & Sewer
      System Revenue Crossover
      Refunding Bonds, Series B,
      6.00%, 6/15/33                                     1,160          1,267

   New York City Transitional Finance
      Authority Revenue Bonds,
      Series B, Future Tax Secured,
      Prerefunded,
      6.00%, 5/15/10                                     4,000          4,391
      6.13%, 5/15/10                                     2,000          2,206

   New York State Dormitory Authority
      Lease Revenue Bonds, Series A,
      Court Facilities, Prerefunded,
      5.50%, 5/15/13                                     1,000          1,101

   New York State Dormitory Authority
      Lease Revenue Bonds, Series A,
      University Dormitory Facilities,
      Prerefunded,
      6.25%, 7/1/10                                      1,115          1,237

   Port Authority of New York & New
      Jersey Revenue Bonds, Series 109
      (G.O. of Authority),
      5.38%, 1/15/32                                     2,000          2,044

   Tobacco Settlement Financing
      Authority Callable Asset Backed
      Revenue Bonds, Series A-1
      (AMBAC Insured),
      5.25%, 6/1/20                                      5,000          5,322

   Tobacco Settlement Financing Corp.
      Revenue Bonds, Series C-1,
      5.50%, 6/1/16                                     10,000         10,703
      5.50%, 6/1/19                                      5,000          5,405
--------------------------------------------------------------------------------
                                                                       47,144
--------------------------------------------------------------------------------
NORTH CAROLINA - 4.3%
   North Carolina Municipal Power
      Agency No. 1 Catawba Electric
      Revenue Bonds, Series A
      (AMBAC Insured),
      5.25%, 1/1/14                                      5,000          5,351

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
NORTH CAROLINA - 4.3% - (CONTINUED)
   North Carolina State Eastern
      Municipal Power Agency Power
      System Revenue Bonds, Series A,
      Escrowed to Maturity,
      6.50%, 1/1/18                                     $2,655         $3,241

   North Carolina State Eastern
      Municipal Power Agency Power
      System Revenue Bonds, Series D,
      6.75%, 1/1/26                                      1,250          1,366

   North Carolina State Eastern
      Municipal Power Agency Power
      System Revenue Refunding Bonds,
      Series B,
      7.00%, 1/1/08                                     10,000         10,540
--------------------------------------------------------------------------------
                                                                       20,498
--------------------------------------------------------------------------------
OHIO - 0.6%
   Columbus City School District G.O.
      Bonds, School Facilities
      Construction & Improvement
      (FSA Insured),
      5.25%, 12/1/27                                     1,115          1,193

   Ohio Housing Finance Agency
      Mortgage Revenue Bonds,
      Series C (AMT), Residential
      Mortgage-Backed Securities
      (Colld. by GNMA Securities),
      5.15%, 3/1/13                                        765            786

   Plain Local School District G.O.
      Unlimited Bonds (FGIC Insured),
      6.00%, 12/1/25                                       190            208

   Plain Local School District G.O.
      Unlimited Bonds (FGIC Insured),
      Prerefunded,
      6.00%, 6/1/11                                        810            895
--------------------------------------------------------------------------------
                                                                        3,082
--------------------------------------------------------------------------------
OKLAHOMA - 1.8%
   McGee Creek Authority Water
      Revenue Bonds (MBIA Insured),
      6.00%, 1/1/13                                      6,000          6,536

   Payne County Economic Development
      Authority Student Housing
      Revenue Bonds, Series A,
      Collegiate Housing Foundation,
      Prerefunded,
      6.38%, 6/1/11                                      2,000          2,234
--------------------------------------------------------------------------------
                                                                        8,770
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    83      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND (continued)

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
OREGON - 0.4%
   Oregon State Housing & Community
      Services Department Mortgage
      Revenue Bonds, Series E,
      SFM Program (FHA Insured),
      6.15%, 7/1/30                                       $470           $489

   Oregon State Housing & Community
      Services Department Mortgage
      Revenue Bonds, Series F,
      SFM Project,
      5.55%, 7/1/30                                      1,430          1,469
--------------------------------------------------------------------------------
                                                                        1,958
--------------------------------------------------------------------------------
PENNSYLVANIA - 2.7%
   Allegheny County Port Authority
      Special Revenue Bonds,
      Transportation (MBIA Insured),
      Prerefunded,
      6.13%, 3/1/09                                      1,635          1,760

   Montgomery County Higher
      Education & Health Authority
      Revenue Bonds, Series A,
      Philadelphia Geriatric Center,
      Prerefunded,
      7.38%, 12/1/09                                     3,000          3,386

   Pennsylvania Housing Finance
      Agency SFM Revenue Bonds,
      Series 72A (AMT),
      4.80%, 4/1/12                                        750            769

   Pennsylvania State First Series G.O.
      Unlimited Bonds (MBIA Insured),
      5.00%, 1/1/08                                      2,000          2,047

   Pennsylvania State Higher
      Educational Facilities Authority
      Revenue Bonds, LaSalle University,
      5.50%, 5/1/34                                      1,330          1,389

   Pennsylvania State Higher
      Educational Facilities Authority
      Revenue Bonds, Series A,
      UPMC Health System,
      6.00%, 1/15/22                                     1,750          1,899

   Pennsylvania State Higher Educational
      Facilities Authority Student Housing
      Revenue Bonds, Series A, Student
      Association, Inc. Project,
      6.75%, 9/1/32                                      1,475          1,559
--------------------------------------------------------------------------------
                                                                       12,809
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
PUERTO RICO - 3.0%
   Puerto Rico Commonwealth Highway
      & Transportation Authority
      Transportation Revenue Bonds,
      Series B, Prerefunded,
      6.00%, 7/1/10                                      $2,000        $2,191

   Puerto Rico Commonwealth Highway
      & Transportation Authority
      Transportation Revenue Bonds,
      Series D, Prerefunded,
      5.25%, 7/1/12                                      11,260        12,147
--------------------------------------------------------------------------------
                                                                       14,338
--------------------------------------------------------------------------------
RHODE ISLAND - 0.7%
   Rhode Island Economic Development
      Corp. Airport Revenue Bonds,
      Series B (FGIC Insured),
      Prerefunded,
      6.50%, 7/1/10                                      3,000          3,354
--------------------------------------------------------------------------------
SOUTH CAROLINA - 0.7%
   Charleston Educational Excellence
      Finance Corp. County School
      District Revenue Bonds,
      5.25%, 12/1/30                                     2,000          2,095

   Greenville County School District
      Installment Purpose Revenue
      Refunding Bonds, Equity Sooner
      Building, (1)
      5.00%, 12/1/18                                     1,175          1,240
--------------------------------------------------------------------------------
                                                                        3,335
--------------------------------------------------------------------------------
TEXAS - 6.6%
   Birdville Independent School District
      Capital Appreciation G.O. Unlimited
      Bonds (PSF Gtd.),
      0.00%, 2/15/19                                     1,795            838

   Denton Utility System Improvement
      Revenue Refunding Bonds
      (FSA Insured),
      4.50%, 12/1/22                                       500            500

   Harris County Health Facilities
      Development Corp. Revenue
      Bonds, Series A, Christus Health
      (MBIA Insured),
      5.50%, 7/1/09                                      1,320          1,384

   Harris County Health Facilities
      Development Corp. Revenue
      Bonds, Series A, Christus Health
      (MBIA Insured),
      Escrowed to Maturity,
      5.50%, 7/1/09                                        180            190

See Notes to the Financial Statements.

FIXED INCOME FUNDS    84      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 91.6% - CONTINUED
TEXAS - 6.6% - (CONTINUED)
   Harris County Toll Road Senior Lien
      Revenue Refunding Bonds,
      Series B-1 (FGIC Insured),
      5.00%, 8/15/16                                    $9,000         $9,502

   Parker County Hospital District
      Revenue Bonds, Campbell Health
      System,
      6.25%, 8/15/19                                     1,000          1,046

   Sam Rayburn Municipal Power
      Agency Revenue Refunding Bonds,
      5.50%, 10/1/10                                     1,000          1,044
      6.00%, 10/1/16                                     1,000          1,062
      6.00%, 10/1/21                                     1,250          1,319

   Texas Municipal Power Agency
      Revenue Refunding Bonds
      (AMBAC Insured),
      4.00%, 9/1/12                                      1,150          1,151

   Texas State TRAN,
      4.50%, 8/31/06                                    10,000         10,042

   Texas State Veterans Housing
      Assistance G.O. Unlimited Bonds,
      Series C (AMT), Fund II,
      6.10%, 6/1/21                                      3,000          3,183

   Waxahachie Independent School
      District Capital Appreciation G.O.
      Unlimited Bonds (PSF Gtd.),
      0.00%, 8/15/16                                       240            135
      0.00%, 8/15/23                                       190             66
      0.00%, 8/15/28                                       305             75
      0.00%, 8/15/30                                       320             69
--------------------------------------------------------------------------------
                                                                       31,606
--------------------------------------------------------------------------------
WASHINGTON - 1.9%
   Port of Seattle Revenue Refunding
      Bonds, Intermediate Lien, Series A
      (MBIA Insured),
      5.00%, 3/1/16                                      2,710          2,867
   Washington State G.O. Unlimited
      Bonds, Series B & AT-7,
      6.40%, 6/1/17                                      5,200          6,085
--------------------------------------------------------------------------------
                                                                        8,952
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $416,545)                                                       437,239

                                                       NUMBER        VALUE
                                                     OF SHARES       (000S)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 2.9%
   AIM-Tax Exempt Cash Fund                         13,943,118        $13,943
   Dreyfus Tax-Exempt Cash
      Management Fund                                   32,039             32
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------
(COST $13,975)                                                         13,975

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.3%
   California State Department of Water
      Resources Power Supply VRDB,
      Subseries F-5 (Citibank N.A. LOC),
      3.07%, 4/3/06                                     $7,900          7,900
   Harris County Health Facilities
      Development Corp. VRDB,
      Series B, The Methodist System,
      3.17%, 4/3/06                                      3,800          3,800
   Los Angeles Department of Water &
      Power Waterworks Revenue
      VRDB, Subseries B-1,
      3.17%, 4/6/06                                      8,350          8,350
   Pinellas County Health Facility
      Authority Revenue Refunding
      VRDB, Bayfront Project
      (Suntrust Bank LOC),
      3.18%, 4/3/06                                        200            200
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $20,250)                                                         20,250

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.8%
--------------------------------------------------------------------------------
(COST $450,770)                                                       471,464
   Other Assets less Liabilities - 1.2%                                 5,831
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $477,295

(1)   When-Issued Security

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    85      FIXED INCOME FUNDS

                                                                  MARCH 31, 2006

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND (continued)

At March 31, 2006, the industry sectors for the Tax-Exempt Fund were:

INDUSTRY SECTOR                                             % OF INVESTMENTS
--------------------------------------------------------------------------------

Agriculture                                                         7.6%
Facilities                                                          5.3
General Obligation                                                 18.5
Power                                                              10.9
School District                                                     6.7
Transportation                                                      8.4
Utilities                                                          12.4
All other sectors less than 5%                                     30.2
--------------------------------------------------------------------------------
Total                                                             100.0%

At March 31, 2006, the credit quality distribution for the Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                   %
--------------------------------------------------------------------------------
AAA                                                                    50.3%
AA                                                                     15.3
A                                                                      11.3
BBB                                                                     9.3
Not Rated                                                               1.3
SP1/MIG1                                                                4.3
Other                                                                   0.2
Cash and Equivalents                                                    8.0
--------------------------------------------------------------------------------
Total                                                                 100.0%

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME FUNDS    86      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
U.S. GOVERNMENT FUND

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 84.3% (1)
FANNIE MAE - 27.5%
      3.63%, 3/15/07                                    $2,500        $2,465
      4.30%, 5/5/08                                      2,040         2,009
      5.25%, 8/1/12                                      7,500         7,424
      4.63%, 10/15/13                                    1,585         1,531
   Pool #555649,
      7.50%, 10/1/32                                       492           515
   Pool #725185,
      5.00%, 2/1/19                                      7,401         7,230
   Pool #725787,
      5.00%, 9/1/19                                      6,245         6,094
   Pool #753715,
      6.00%, 12/1/18                                     1,653         1,675
   Pool #761468,
      4.50%, 5/1/19                                      1,671         1,600
   Pool #777357,
      4.50%, 5/1/19                                      7,716         7,385
   Pool TBA, (2)
      4.50%, 12/31/49                                    5,763         5,509
--------------------------------------------------------------------------------
                                                                      43,437
--------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK - 1.2%
      4.13%, 7/17/09                                     1,880         1,822
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 8.9%
      3.50%, 1/18/07                                     2,045         2,020
      4.25%, 4/16/07                                     4,574         4,533
      4.90%, 11/21/07                                    6,455         6,426
      5.25%, 6/18/14                                     1,000         1,002
--------------------------------------------------------------------------------
                                                                      13,981
--------------------------------------------------------------------------------
FREDDIE MAC - 27.6%
      3.75%, 3/15/07                                     8,485         8,377
      5.00%, 2/8/08                                      1,622         1,617
      4.63%, 2/21/08                                     8,000         7,934
      4.30%, 5/5/08                                      5,400         5,305
      4.00%, 12/15/09                                   17,611        16,941
   Pool #410092,
      5.64%, 11/1/24                                      218            223
   Series 2944, Class WD,
      5.50%, 11/15/28                                    3,125         3,104
--------------------------------------------------------------------------------
                                                                      43,501
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 84.3% (1) - CONTINUED
FREDDIE MAC GOLD - 15.3%
   Pool #A41893,
      5.00%, 1/1/36                                     $6,900        $6,567
   Pool #G01824,
      6.50%, 4/1/35                                      1,049         1,070
   Pool TBA, (2)
      5.50%, 6/1/20                                      8,625         8,412
      5.50%, 3/1/33                                      8,200         8,143
--------------------------------------------------------------------------------
                                                                      24,192
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.0%
   Pool #268360,
      10.00%, 4/15/19                                       44            48
   Pool #270288,
      10.00%, 6/15/19                                       27            30
--------------------------------------------------------------------------------
                                                                          78
--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION - 3.8%
   Participation Certificates,
      Series 2005-20L, Class 1,
      5.39%, 12/1/25                                     1,940         1,919
   Participation Certificates,
      Series 2006-20B, Class 1,
      5.35%, 2/1/26                                      1,700         1,676
   Series 2005-P10B, Class 1,
      4.94%, 8/10/15                                     2,520         2,417
--------------------------------------------------------------------------------
                                                                       6,012
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------
(COST $135,061)                                                      133,023

U.S. GOVERNMENT OBLIGATION - 8.8%
U.S. TREASURY NOTE - 8.8%
   4.50%, 2/15/16                                       14,336        13,943
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATION
--------------------------------------------------------------------------------
(COST $14,207)                                                        13,943

See Notes to the Financial Statements.

                      NORTHERN FUNDS ANNUAL REPORT    87      FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2006
U.S. GOVERNMENT FUND (continued)

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 20.6%
   FHLB Discount Note,
      4.69%, 4/3/06                                    $32,509       $32,501
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $32,501)                                                        32,501

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 113.7%
--------------------------------------------------------------------------------
(COST $181,769)                                                      179,467
   Liabilities less Other Assets - (13.7)%                           (21,604)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $157,863

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)   When-Issued Security

At March 31, 2006, the credit quality distribution for the U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                   %
--------------------------------------------------------------------------------
AAA                                                                    95.3%
AA                                                                      4.7
--------------------------------------------------------------------------------
Total                                                                 100.0%
--------------------------------------------------------------------------------

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME FUNDS    88      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS                                 MARCH 31, 2006

1 ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 32 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Florida Intermediate Tax-Exempt, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt and U.S. Government Funds (collectively, the "Funds") are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt and Global Fixed Income Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") (formerly Northern Trust Global Investments (Europe) Limited), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers of the Fixed Income and Global Fixed Income Funds. NTI serves as the investment adviser for each of the other Funds. Northern Trust also serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2 SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more


                         NORTHERN FUNDS ANNUAL REPORT   89    FIXED INCOME FUNDS

FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)

accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest-only stripped securities) or principal payments (principal-only stripped securities). The value of variable rate interest-only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest-only stripped securities and the value of principal-only stripped securities vary inversely with changes in interest rates.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect gains or losses, if any, as realized in foreign currency transactions and as unrealized in forward foreign currency exchange contracts.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES - Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued securities at March 31, 2006, if any, are noted in each of the Funds' Schedules of Investments and Statements of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds received dividend income from investments in preferred stocks or investment companies during the fiscal year ended March 31, 2006. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Cost of investments includes amortization of premiums and accretion of discounts.

G) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to an individual Fund are allocated among the Funds in proportion to each Fund's relative net assets.

H) REDEMPTION FEES - The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction

FIXED INCOME FUNDS   90      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund's prospectus.

Redemption fees for the fiscal year ended March 31, 2006, were approximately $72,000 for the High Yield Fixed Income Fund. This amount is included in "Net Increase (Decrease) in Net Assets Resulting from Capital Transactions" on the Statements of Changes in Net Assets.

I) DISTRIBUTIONS TO SHAREHOLDERS - Distributions of dividends from net investment income are declared and paid as follows:

                                     DECLARATION       PAYMENT
                                      FREQUENCY       FREQUENCY
  ---------------------------------------------------------------
  Arizona Tax-Exempt                    DAILY          MONTHLY
  California Intermediate
  Tax-Exempt                            DAILY          MONTHLY
  California Tax-Exempt                 DAILY          MONTHLY
  Fixed Income                          DAILY          MONTHLY
  Florida Intermediate Tax-Exempt       DAILY          MONTHLY
  Global Fixed Income                  ANNUALLY        ANNUALLY
  High Yield Fixed Income               DAILY          MONTHLY
  High Yield Municipal                  DAILY          MONTHLY
  Intermediate Tax-Exempt               DAILY          MONTHLY
  Short-Intermediate U.S.
  Government                            DAILY          MONTHLY
  Tax-Exempt                            DAILY          MONTHLY
  U.S. Government                       DAILY          MONTHLY
  ---------------------------------------------------------------

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.


J) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2005, through the fiscal year ended March 31, 2006, the following Funds incurred net capital losses and/or net currency losses for which each Fund intends to treat as having been incurred in the next fiscal year:

  Amount in thousands
  ---------------------------------------------------------------
  Fixed Income                                             $8,428
  Florida Intermediate Tax-Exempt                              33
  Global Fixed Income                                         391
  High Yield Municipal                                        234
  Short-Intermediate U.S. Government                        1,879
  U.S. Government                                           1,945
  ---------------------------------------------------------------

At March 31, 2006, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                        MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,
  Amounts in thousands    2008      2009      2010      2011      2012      2013      2014
  -------------------------------------------------------------------------------------------
  Fixed Income            $  -      $  -      $  -     $     -    $  -     $    -    $2,863
  Florida Intermediate
  Tax-Exempt                 -         -         -           -       -          -        55
  Global Fixed Income        -         -         -           -     192          -         -
  High Yield Fixed
  Income                     -         -       909      27,459       -          -     3,599
  High Yield Municipal     106       531       535         107       -        513       184
  Short-Intermediate
  U.S. Government            -         -         -           -       -      1,737     1,972
  U.S. Government            -         -         -           -       -      1,171       135
  -------------------------------------------------------------------------------------------

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2006, the tax components of undistributed net investment income and realized gains were as follows:

                                             UNDISTRIBUTED
                                  -----------------------------------
                                  TAX-EXEMPT  ORDINARY    LONG-TERM
  Amounts in thousands              INCOME     INCOME*  CAPITAL GAINS
  -------------------------------------------------------------------
  Arizona Tax-Exempt                  $29        $ -          $60
  California Intermediate
  Tax-Exempt                           40          -           16
  California Tax-Exempt                52         51          120
  Fixed Income                          -        124            -
  Florida Intermediate Tax-Exempt      22          -            -
  High Yield Fixed Income               -        616            -
  High Yield Municipal                135          -            -
  Intermediate Tax-Exempt             335          1        1,074
  Short-Intermediate U.S.
  Government                            -         70            -
  Tax-Exempt                          202        308          642
  U.S. Government                       -        497            -
  -------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.


                         NORTHERN FUNDS ANNUAL REPORT   91    FIXED INCOME FUNDS

FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2006, was as follows:

                                          DISTRIBUTIONS FROM
                                  -----------------------------------
                                  TAX-EXEMPT  ORDINARY    LONG-TERM
  Amounts in thousands              INCOME     INCOME*  CAPITAL GAINS
  -------------------------------------------------------------------
  Arizona Tax-Exempt                 $2,258        $70       $452
  California Intermediate
  Tax-Exempt                          2,625         24        200
  California Tax-Exempt               3,734        257        277
  Fixed Income                            -     32,130      1,310
  Florida Intermediate Tax-Exempt     1,569          -         79
  Global Fixed Income                     -        925          -
  High Yield Fixed Income                 -     68,029          -
  High Yield Municipal                6,877          8          -
  Intermediate Tax-Exempt            19,071        394      1,833
  Short-Intermediate U.S.
  Government                              -      4,609          -
  Tax-Exempt                         19,057      1,349      1,273
  U.S. Government                         -      6,248          -
  -------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended March 31, 2005, was as follows:

                                          DISTRIBUTIONS FROM
                                  -----------------------------------
                                  TAX-EXEMPT  ORDINARY    LONG-TERM
  Amounts in thousands              INCOME     INCOME*  CAPITAL GAINS
  -------------------------------------------------------------------
  Arizona Tax-Exempt                 $2,727       $194       $426
  California Intermediate
  Tax-Exempt                          2,547         91        295
  California Tax-Exempt               4,151        471        614
  Fixed Income                            -     32,399      1,921
  Florida Intermediate Tax-Exempt     1,627        259        191
  Global Fixed Income                     -      1,850          -
  High Yield Fixed Income                 -     60,065          -
  High Yield Municipal                4,754          4          -
  Intermediate Tax-Exempt            19,245      3,882      1,151
  Short-Intermediate U.S.
  Government                              -      4,476        295
  Tax-Exempt                         20,346      4,108      4,050
  U.S. Government                         -      7,735        345
  -------------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3 BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and
0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2006, the Funds did not have any outstanding loans.

Interest expense for the fiscal year ended March 31, 2006, was approximately $2,000 for the Global Fixed Income Fund. This amount is included in "Other Expenses" on the Statements of Operations. When utilized, the average dollar amount of the Fund's borrowings was $584,000 and the weighted average interest rate on these borrowings was 4.82 percent.

4 INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented in the following table as applied to each Fund's average daily net assets. During the fiscal year through March 23, 2006, the investment advisers agreed to waive advisory fees and reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees, advisory fees after waivers and expense limitations for the Funds during this period were as follows:

                                    ANNUAL     ADVISORY
                                   ADVISORY   FEES AFTER   EXPENSE
                                     FEES      WAIVERS   LIMITATIONS
  -------------------------------------------------------------------
  Arizona Tax-Exempt                 0.70%      0.65%       0.85%
  California Intermediate
  Tax-Exempt                         0.70%      0.65%       0.85%
  California Tax-Exempt              0.70%      0.65%       0.85%
  Fixed Income                       0.70%      0.70%       0.90%
  Florida Intermediate Tax-Exempt    0.70%      0.65%       0.85%
  Global Fixed Income                0.85%      0.85%       1.15%
  High Yield Fixed Income            0.70%      0.70%       0.90%
  High Yield Municipal               0.70%      0.65%       0.85%
  Intermediate Tax-Exempt            0.70%      0.65%       0.85%
  Short-Intermediate U.S.
  Government                         0.70%      0.70%       0.90%
  Tax-Exempt                         0.70%      0.65%       0.85%
  U.S. Government                    0.70%      0.70%       0.90%
  -------------------------------------------------------------------

Effective March 24, 2006, the investment advisers reduced their annual advisory fees and have further agreed to reimburse the Funds for certain expenses as shown on the accompanying


FIXED INCOME FUNDS   92      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

Statements of Operations to adhere to the expense limitations in the following table:

                                             ANNUAL
                                            ADVISORY     EXPENSE
                                              FEES     LIMITATIONS
  -----------------------------------------------------------------
  Arizona Tax-Exempt                          0.55%       0.75%
  California Intermediate Tax-Exempt          0.55%       0.75%
  California Tax-Exempt                       0.55%       0.75%
  Fixed Income                                0.70%       0.90%
  Florida Intermediate Tax-Exempt             0.55%       0.75%
  Global Fixed Income                         0.85%       1.15%
  High Yield Fixed Income                     0.70%       0.90%
  High Yield Municipal                        0.65%       0.85%
  Intermediate Tax-Exempt                     0.55%       0.75%
  Short-Intermediate U.S. Government          0.70%       0.90%
  Tax-Exempt                                  0.55%       0.75%
  U.S. Government                             0.70%       0.90%
  -----------------------------------------------------------------

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund's average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains, and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At March 31, 2006, amounts payable were approximately $3,000 for the Fixed Income Fund and $2,000 for the High Yield Fixed Income, Intermediate Tax-Exempt and Tax-Exempt Funds. The amounts payable for all other Funds were approximately $1,000.


                         NORTHERN FUNDS ANNUAL REPORT   93    FIXED INCOME FUNDS

FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS (continued)

5 INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2006, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

                                                                       PURCHASES                             SALES
  Amounts in thousands                                     U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
  -------------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                                                $ -           $16,300               $ -          $26,219
  California Intermediate Tax-Exempt                                  -            22,650                 -           21,367
  California Tax-Exempt                                               -            19,345                 -           25,174
  Fixed Income                                                2,201,175           735,069         2,136,507          824,584
  Florida Intermediate Tax-Exempt                                     -            10,644                 -           20,163
  Global Fixed Income                                             3,597            16,122             6,243           16,223
  High Yield Fixed Income                                             -         1,075,804                 -          644,514
  High Yield Municipal                                                -           120,741                 -           19,904
  Intermediate Tax-Exempt                                             -           947,723                 -          961,430
  Short-Intermediate U.S. Government                            505,810                 -           541,195                -
  Tax-Exempt                                                          -           715,816                 -          731,397
  U.S. Government                                               651,835                 -           695,666                -
  -------------------------------------------------------------------------------------------------------------------------------

At March 31, 2006, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                             UNREALIZED        UNREALIZED     NET APPRECIATION     COST BASIS
  Amounts in thousands                                      APPRECIATION      DEPRECIATION     (DEPRECIATION)     OF SECURITIES
  -------------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                                           $2,147              $(119)           $2,028            $49,727
  California Intermediate Tax-Exempt                            2,542               (141)            2,401             71,051
  California Tax-Exempt                                         5,435                (74)            5,361             85,196
  Fixed Income                                                    534            (13,194)          (12,660)         1,009,623
  Florida Intermediate Tax-Exempt                                 333               (374)              (41)            47,336
  Global Fixed Income                                           1,870               (800)            1,070             31,549
  High Yield Fixed Income                                      15,903            (19,587)           (3,684)         1,387,510
  High Yield Municipal                                          5,368             (1,171)            4,197            230,913
  Intermediate Tax-Exempt                                       9,987             (2,423)            7,564            550,054
  Short-Intermediate U.S. Government                               10             (1,485)           (1,475)           156,257
  Tax-Exempt                                                   21,444               (789)           20,655            450,809
  U.S. Government                                                   8             (2,500)           (2,492)           181,959
  -------------------------------------------------------------------------------------------------------------------------------


FIXED INCOME FUNDS   94      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

6 CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2006, were as follows:

                                                                                                                      NET
                                                 PROCEEDS   SHARES FROM   REINVESTMENT                 PAYMENTS     INCREASE
                                     SHARES        FROM      REINVESTED        OF          SHARES     FOR SHARES   (DECREASE)
  Amounts in thousands                SOLD     SHARES SOLD   DIVIDENDS     DIVIDENDS      REDEEMED     REDEEMED    IN SHARES
  ----------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                    547       $5,765           75          $787        (1,730)     $(18,212)     (1,108)
  California Intermediate
  Tax-Exempt                          1,904       19,587           43           445        (1,445)      (14,923)        502
  California Tax-Exempt               1,800       19,964           63           696        (2,129)      (23,650)       (266)
  Fixed Income                       21,387      212,610          537         5,337       (17,250)     (171,421)      4,674
  Florida Intermediate Tax-Exempt     1,345       14,151           55           577        (2,072)      (21,818)       (672)
  Global Fixed Income                 1,151       12,725           12           125        (1,709)      (18,514)       (546)
  High Yield Fixed Income            96,922      780,736        1,901        15,324       (29,055)     (233,522)     69,768
  High Yield Municipal               14,156      137,934          141         1,379        (3,090)      (30,063)     11,207
  Intermediate Tax-Exempt             9,152       94,407          378         3,885       (10,623)     (109,550)     (1,093)
  Short-Intermediate U.S.
  Government                          6,378       64,017          143         1,444        (8,042)      (80,653)     (1,521)
  Tax-Exempt                          8,517       90,469          436         4,622        (7,586)      (80,630)      1,367
  U.S. Government                     3,172       31,389          123         1,216        (7,673)      (75,898)     (4,378)
  ----------------------------------------------------------------------------------------------------------------------------

                                        NET
                                      INCREASE
                                     (DECREASE)
  Amounts in thousands             IN NET ASSETS
  Arizona Tax-Exempt                  $(11,660)
  California Intermediate
  Tax-Exempt                             5,109
  California Tax-Exempt                 (2,990)
  Fixed Income                          46,526
  Florida Intermediate Tax-Exempt       (7,090)
  Global Fixed Income                   (5,664)
  High Yield Fixed Income              562,538
  High Yield Municipal                 109,250
  Intermediate Tax-Exempt              (11,258)
  Short-Intermediate U.S.
  Government                           (15,192)
  Tax-Exempt                            14,461
  U.S. Government                      (43,293)
  --------------------------------------------------------------

Transactions in capital shares for the fiscal year ended March 31, 2005, were as follows:

                                                                                                                      NET
                                                 PROCEEDS   SHARES FROM   REINVESTMENT                 PAYMENTS     INCREASE
                                     SHARES        FROM      REINVESTED        OF          SHARES     FOR SHARES   (DECREASE)
  Amounts in thousands                SOLD     SHARES SOLD   DIVIDENDS     DIVIDENDS      REDEEMED     REDEEMED    IN SHARES
  ----------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                    555        $5,959         81           $864        (1,616)     $(17,219)       (980)
  California Intermediate
  Tax-Exempt                          1,399        14,549         45            472        (1,671)      (17,390)       (227)
  California Tax-Exempt               1,439        16,073        101          1,129        (2,953)      (32,731)     (1,413)
  Fixed Income                       18,970       191,300        793          8,015       (16,367)     (164,864)      3,396
  Florida Intermediate Tax-Exempt     1,087        11,518         97          1,029        (1,202)      (12,721)        (18)
  Global Fixed Income                 2,496        28,560         22            254        (3,941)      (44,335)     (1,423)
  High Yield Fixed Income            50,682       418,527      1,614         13,296       (42,371)     (348,923)      9,925
  High Yield Municipal                6,375        61,088         95            908        (2,868)      (27,478)      3,602
  Intermediate Tax-Exempt             6,832        71,130        579          6,035       (11,008)     (114,460)     (3,597)
  Short-Intermediate U.S.
  Government                          6,761        69,408        186          1,907       (10,207)     (104,692)     (3,260)
  Tax-Exempt                          4,671        50,189        895          9,598        (8,903)      (95,439)     (3,337)
  U.S. Government                     2,678        27,046        236          2,385        (9,506)      (96,340)     (6,592)
  ----------------------------------------------------------------------------------------------------------------------------

                                        NET
                                      INCREASE
                                     (DECREASE)
  Amounts in thousands             IN NET ASSETS
  -----------------------------------------------------------------------------
  Arizona Tax-Exempt                  $(10,396)
  California Intermediate
  Tax-Exempt                            (2,369)
  California Tax-Exempt                (15,529)
  Fixed Income                          34,451
  Florida Intermediate Tax-Exempt         (174)
  Global Fixed Income                  (15,521)
  High Yield Fixed Income               82,900
  High Yield Municipal                  34,518
  Intermediate Tax-Exempt              (37,295)
  Short-Intermediate U.S.
  Government                           (33,377)
  Tax-Exempt                           (35,652)
  U.S. Government                      (66,909)
  --------------------------------------------------------------------------------------------


                         NORTHERN FUNDS ANNUAL REPORT   95    FIXED INCOME FUNDS

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES
OF NORTHERN FUNDS:           We have audited the accompanying statements of
                             assets and liabilities, including the schedules of investments, of Arizona Tax-Exempt Fund, California
                             Intermediate Tax-Exempt Fund, California Tax-Exempt
                             Fund, Fixed Income Fund, Florida Intermediate
                             Tax-Exempt Fund, Global Fixed Income Fund, High
                             Yield Fixed Income Fund, High Yield Municipal Fund,
                             Intermediate Tax-Exempt Fund, Short-Intermediate
                             U.S. Government Fund, Tax-Exempt Fund and U.S.
                             Government Fund (collectively, the "Funds"), twelve separate portfolios comprising part of Northern
                             Funds, as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to March 31, 2003, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 2, 2002.

                             We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

                             DELOITTE & TOUCHE LLP
                             Chicago, Illinois
                             May 12, 2006


FIXED INCOME FUNDS   96      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

TAX INFORMATION                                       MARCH 31, 2006 (UNAUDITED)

CAPITAL GAIN DISTRIBUTIONS - The following Funds made capital gain distributions in December 2005, and hereby designate these long-term capital gain distributions as follows (per share):

                                              LONG-TERM                                                              LONG-TERM
                                             CAPITAL GAIN                                                           CAPITAL GAIN
  FUND                                           15%            FUND                                                    15%
  -------------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                           $0.0857          Fixed Income                                          $0.0163
  California Intermediate Tax-Exempt            0.0287          Florida Intermediate Tax-Exempt                        0.0168
  California Tax-Exempt                         0.0329          Tax-Exempt                                             0.0285
  -------------------------------------------------------------------------------------------------------------------------------

EXEMPT-INTEREST DIVIDENDS - During the fiscal year ended March 31, 2006, the percentage of dividends derived from net investment income paid by each of the following Funds as "exempt-interest dividends", excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund - 98.69%, California Intermediate Tax-Exempt Fund - 99.12%, California Tax-Exempt
Fund - 98.07%, Florida Intermediate Tax-Exempt Fund - 100%, High Yield Municipal Fund - 99.88%, Intermediate Tax-Exempt Fund - 99.79%, Tax-Exempt Fund - 99.80%.


                         NORTHERN FUNDS ANNUAL REPORT   97    FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005, through March 31, 2006.


ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/05 - 3/31/06" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 90) in the High Yield Fixed Income Fund. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.85%     $1,000.00    $1,002.60         $4.24
  Hypothetical             0.85%     $1,000.00    $1,020.69         $4.28**
  -----------------------------------------------------------------------------

CALIFORNIA INTERMEDIATE TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.85%     $1,000.00    $1,006.00         $4.25
  Hypothetical             0.85%     $1,000.00    $1,020.69         $4.28**
  -----------------------------------------------------------------------------

CALIFORNIA TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.85%     $1,000.00    $1,006.30         $4.25
  Hypothetical             0.85%     $1,000.00    $1,020.69         $4.28**
  -----------------------------------------------------------------------------

FIXED INCOME

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.90%     $1,000.00      $999.50         $4.49
  Hypothetical             0.90%     $1,000.00    $1,020.44         $4.53**
  -----------------------------------------------------------------------------

FLORIDA INTERMEDIATE TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.85%     $1,000.00    $1,003.70         $4.25
  Hypothetical             0.85%     $1,000.00    $1,020.69         $4.28**
  -----------------------------------------------------------------------------

GLOBAL FIXED INCOME

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   1.16%     $1,000.00      $971.70         $5.70
  Hypothetical             1.16%     $1,000.00    $1,019.15         $5.84**
  -----------------------------------------------------------------------------


FIXED INCOME FUNDS   98      NORTHERN FUNDS ANNUAL REPORT

                                                      MARCH 31, 2006 (UNAUDITED)

HIGH YIELD FIXED INCOME

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.90%     $1,000.00    $1,033.40         $4.56
  Hypothetical             0.90%     $1,000.00    $1,020.44         $4.53**
  -----------------------------------------------------------------------------

HIGH YIELD MUNICIPAL

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.85%     $1,000.00    $1,013.90         $4.27
  Hypothetical             0.85%     $1,000.00    $1,020.69         $4.28**
  -----------------------------------------------------------------------------

INTERMEDIATE TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.85%     $1,000.00    $1,004.10         $4.25
  Hypothetical             0.85%     $1,000.00    $1,020.69         $4.28**
  -----------------------------------------------------------------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.90%     $1,000.00    $1,003.50         $4.50
  Hypothetical             0.90%     $1,000.00    $1,020.44         $4.53**
  -----------------------------------------------------------------------------

TAX-EXEMPT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.85%     $1,000.00    $1,006.60         $4.25
  Hypothetical             0.85%     $1,000.00    $1,020.69         $4.28**
  -----------------------------------------------------------------------------

U.S. GOVERNMENT

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT        EXPENSES
                          EXPENSE      VALUE        VALUE           PAID*
                           RATIO      10/1/05      3/31/06    10/1/05 - 3/31/06
  -----------------------------------------------------------------------------
  Actual                   0.90%     $1,000.00      $998.50         $4.48
  Hypothetical             0.90%     $1,000.00    $1,020.44         $4.53**
  -----------------------------------------------------------------------------

 *Expenses are calculated using the Funds' annualized expense ratios, which represents ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.


                         NORTHERN FUNDS ANNUAL REPORT   99    FIXED INCOME FUNDS

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION


With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------


ABAG      Association of Bay Area Governments

ACA       American Capital Access

AMBAC     American Municipal Bond Assurance Corporation

AMT       Alternative Minimum Tax

COLLD.    Collateralized

COP       Certificate of Participation

FGIC      Financial Guaranty Insurance Corporation

FHA       Federal Housing Authority

FHLB      Federal Home Loan Bank

FNMA      Fannie Mae

FSA       Financial Security Assurance

GNMA      Government National Mortgage Association

G.O.      General Obligation

GTD.      Guaranteed

HFA       Housing Finance Authority

IBC       Insured Bond Certificates

IDA       Industrial Development Authority

IDR       Industrial Development Revenue

LOC       Letter of Credit

MBIA      Municipal Bond Insurance Association

PCR       Pollution Control Revenue

PFA       Public Finance Authority

PSF       Permanent School Fund

SFM       Single Family Mortgage

TCRS      Transferable Custodial Receipts

TRAINS    Targeted Return Index Securities

TRAN      Tax Revenue Anticipation Note

TRB       Tax Revenue Bonds

VRDB      Variable Rate Demand Bonds

XLCA      XL Capital Assurance



FIXED INCOME FUNDS  100      NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                         NORTHERN FUNDS ANNUAL REPORT   101   FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- Northern Funds offers 32 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   WILLIAM L. BAX               - Managing Partner of PricewaterhouseCoopers (an accounting       - Sears Holding Corp.
   Age: 62                        firm) from 2000 to 2003;                                          (a retail company).
   Trustee since 2005           - Director of Big Shoulders Fund since 1997;
                                - Director of Children's Memorial Hospital since 1997;
                                - Trustee of DePaul University since 1998.
   ---------------------------------------------------------------------------------------------------------------------
   RICHARD G. CLINE             - Chairman and President of Hawthorne Investors, Inc. (a          - PepsiAmericas (a
   Age: 71                        management advisory services and private investment               soft drink bottling
   Trustee since 2000             company) since 1996;                                              company);
                                - Managing Member of Hawthorne Investments, LLC (a                - Ryerson, Inc. (a
                                  management advisory services and private investment               metals distribution
                                  company) since 2001;                                              company).
                                - Managing Member of Hawthorne Investments II, LLC (a
                                  private investments company) since 2004.
   ---------------------------------------------------------------------------------------------------------------------
   EDWARD J. CONDON, JR.        - Chairman and CEO of The Paradigm Group, Ltd. (a financial       - None
   Age: 65                        adviser) since 1993;
   Trustee since 2000           - Principal and Co-Founder of Paradigm Capital since 1996;
                                - Senior Partner of NewEllis Ventures since 2001;
                                - Member of the Board of Managers of The Liberty Hampshire
                                  Company, LLC (a receivable securitization company) from
                                  1996 to 2001;
                                - Director of Financial Pacific Company (a small business
                                  leasing company) from 1998 to 2004;
                                - Member and Director of the Illinois Venture Capital
                                  Association since 2001;
                                - Trustee at Dominican University from 1996 to 2005;
                                - Member of the Board of Directors of the Chicago Children's
                                  Museum since 2001;
                                - Member of the Board of Governors of the Metropolitan Club
                                  since 2003;
                                - Member of the Advisory Board of AAVIN Equity Partners
                                  since 2005;
                                - Chairman of the Nominating Committee of Girl Scouts of
                                  Chicago from 1993 to 2003;
                                - Member of the National Advisory Board of National Domestic
                                  Violence Hotline since 2005.
   ---------------------------------------------------------------------------------------------------------------------
   SHARON GIST GILLIAM          - Executive Vice President of Unison-Maximus, Inc. (an            - None
   Age: 62                        aviation and governmental consulting company) from 1989 to
   Trustee since 2001             2005;
                                - Principal/Officer/Director, UCG Associates, Inc. (a
                                  management consulting firm) from 2005 to present.
   ---------------------------------------------------------------------------------------------------------------------
   SANDRA POLK GUTHMAN          - CEO of Polk Bros. Foundation (an Illinois not-for-profit        - None
   Age: 62                        corporation) since 1993;
   Trustee since 2000           - Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994;
                                - Director of STS Consultants, Ltd. (an employee-owned
                                  engineering consulting firm) since 2001.
   ---------------------------------------------------------------------------------------------------------------------
   MICHAEL E. MURPHY            - President of Sara Lee Foundation (philanthropic                 - Coach, Inc.;
   Age: 69                        organization) from 1997 to 2001.                                - Payless Shoe Source,
   Trustee since 1998                                                                               Inc. (a retail shoe
                                                                                                    store business);
                                                                                                  - GATX Corporation (a
                                                                                                    railroad holding
                                                                                                    company)


FIXED INCOME FUNDS  102      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

   NON-INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   RICHARD P. STRUBEL           - Vice Chairman and Director of Cardean Learning Group            - Gildan Activewear,
   Age: 66                        (formerly Unext, Inc.) (a provider of educational services        Inc. (an athletic
   Trustee since 2000             via the Internet) since 2003;                                     clothing marketing
                                - President, Chief Operating Officer, and Director of Unext         and manufacturing
                                  Inc. from 1999 to 2003.                                           company);
                                                                                                  - Goldman Sachs Mutual
                                                                                                    Fund Complex (72
                                                                                                    portfolios);
                                                                                                  - Goldman Sachs
                                                                                                    Closed-End Funds

   INTERESTED TRUSTEES
   NAME, ADDRESS (1), AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF                                                                            OTHER DIRECTORSHIPS
   SERVICE AS TRUSTEE (2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                      HELD BY TRUSTEE
   ---------------------------------------------------------------------------------------------------------------------
   MARY JACOBS SKINNER,         - Partner in the law firm of Sidley Austin Brown & Wood,          - None
   ESQ. (3)                       LLP.
   Age: 48
   Trustee since 1998
   ---------------------------------------------------------------------------------------------------------------------
   TERENCE J. TOTH (3)          - President of Northern Trust Global Investments since 2004;      - None
   Age: 46                        and Executive Vice President -- Head of Quantitative
   Trustee since 2006             Management and Securities Lending from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.


                         NORTHERN FUNDS ANNUAL REPORT   103   FIXED INCOME FUNDS

FIXED INCOME FUNDS
TRUSTEES AND OFFICERS (continued)

   OFFICERS OF THE TRUST
   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   TRUST AND LENGTH OF
   SERVICE AS OFFICER (1)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ----------------------------------------------------------------------------------------------
   LLOYD A. WENNLUND            - Executive Vice President since 2003 and Director since
   Age: 48                        2001 of Northern Trust Investments, N.A.; Executive Vice
   50 South LaSalle Street        President and other positions at The Northern Trust
   Chicago, IL 60603              Company, President and Director of Northern Trust
   President since 2000           Securities, Inc., and Managing Executive, Mutual Funds for
                                  Northern Trust Global Investments since 1989.
   ----------------------------------------------------------------------------------------------
   ERIC K. SCHWEITZER           - Senior Vice President at Northern Trust Investments, N.A.
   Age: 44                        since 2001 and Senior Vice President at The Northern Trust
   50 South LaSalle Street        Company and the Director of Distribution, Product
   Chicago, IL 60603              Management and Client Services in the Mutual Fund Group of
   Vice President since 2000      Northern Trust Global Investments since 2000.
   ----------------------------------------------------------------------------------------------
   STUART SCHULDT               - Senior Vice President and Division Manager of Fund
   Age: 43                        Administration and Fund Accounting, The Northern Trust
   50 South LaSalle Street        Company since 1998.
   Chicago, IL 60603
   Treasurer since 2005
   ----------------------------------------------------------------------------------------------
   SUSAN J. HILL                - Chief Compliance Officer of Northern Trust Investments,
   Age: 49                        N.A. since 2005; Senior Vice President of Northern Trust
   50 South LaSalle Street        Investments since 2005; Counsel and Vice President of
   Chicago, IL 60603              Northern Trust Investments, N.A. and Northern Trust
   Chief Compliance Officer       Company from 2000 to 2004.
   since 2004
   ----------------------------------------------------------------------------------------------
   WES L. RINGO                 - Senior Vice President of Northern Trust Investments, N.A.
   Age: 55                        and Compliance Director of Northern Trust Securities, Inc.
   50 South LaSalle Street        since 2001; Managing Director, Assistant General Counsel
   Chicago, IL 60603              and Director of Regulatory Affairs of U.S. Bancorp Piper
   Anti-Money Laundering          Jaffrey from 1996 to 2001.
   Compliance Officer since
   2002
   ----------------------------------------------------------------------------------------------
   BRIAN OVAERT                 - Senior Vice President and Department Head at The Northern
   Age: 44                        Trust Company overseeing Fund Accounting, Transfer Agent
   50 Bank Street                 and Fund Administration functions since 1998.
   London, E145NT
   Assistant Treasurer since
   2005
   ----------------------------------------------------------------------------------------------
   JEFFREY A. DALKE, ESQ.       - Partner in the law firm of Drinker Biddle & Reath LLP
   Age: 55                        since 1986.
   One Logan Square
   18th and Cherry Streets
   Philadelphia, PA
   19103-6996
   Secretary since 2000
   ----------------------------------------------------------------------------------------------
   LINDA J. HOARD, ESQ.         - Senior Counsel and Senior Vice President at PFPC Inc.
   Age: 58                        since 1998.
   99 High Street, 27th
   Floor
   Boston, MA 02110
   Assistant Secretary since
   1999
   ----------------------------------------------------------------------------------------------
   LORI V. O'SHAUGHNESSY,       - Counsel and Vice President at PFPC Inc. since 2005;
   ESQ.                           Associate Counsel and Director at PFPC Inc. from 2002 to
   Age: 34                        2005; Associate Counsel at Investors Bank & Trust Company,
   99 High Street, 27th           a financial service provider from 2001 to 2002.
   Floor
   Boston, MA 02110
   Assistant Secretary since
   2003

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.


FIXED INCOME FUNDS  104      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

   APPROVAL OF ADVISORY AGREEMENT

   The Trustees oversee the management of Northern Funds (the "Trust"), and review the investment performance and expenses of the investment funds covered by this Report (the "Funds") at regularly scheduled meetings held during the Funds' fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's investment advisory agreement (the "Advisory Agreement") for the Funds with Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL" and, together with NTI, the "Investment Advisers").

   The Advisory Agreement was most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at the annual contract review meeting held on February 16-17, 2006 (the "Annual Contract Meeting").

   In preparation for the Trustees' consideration of the Advisory Agreement at the Annual Contract Meeting, the Trustees reviewed information on the following topics for the Funds at a meeting held on November 4, 2005 (the "November Meeting"): the Investment Advisers' profitability; the qualifications of the Investment Advisers and their affiliates to provide services to the Funds; and policies adopted by the Investment Advisers regarding brokerage, trade allocations and other matters.

   In connection with both the November Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations relating to the Trustees' consideration of the Advisory Agreement, and at those meetings the Trustees also considered the Investment Advisers' oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Annual Contract Meeting without employees of the Investment Advisers present.

   In evaluating the Advisory Agreement at the November Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Advisers' investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

   Specifically in connection with the Trustees' approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the Funds' investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. ("Lipper"), a third-party provider of mutual fund data; (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper;
   (iv) the investment advisory fees charged by the Investment Advisers to the Investment Advisers' institutional accounts; (v) the scope and depth of the Investment Advisers' resources; (vi) the Investment Advisers' staffing for the Funds and the experience of the portfolio managers; (vii) the Investment Advisers' financial resources and their ability to attract and retain portfolio management talent; (viii) the fees paid by the Funds to the Investment Advisers and their affiliates for services, and the expenses incurred by them in connection with the provision of those services; (ix) the benefits received by the Investment Advisers and their affiliates from their relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Advisers' willingness to meet with representatives of the Board of Trustees outside of the Board meetings in preparation for the Annual Contract Meeting and to provide information requested by the Trustees.

   In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. These services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees

                         NORTHERN FUNDS ANNUAL REPORT   105   FIXED INCOME FUNDS

FIXED INCOME FUNDS
TRUSTEES AND OFFICERS (continued)

   also considered that many of the Funds' shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Advisers were both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and were able to provide quality services to the Funds. The Trustees also believed that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers, and had continued to develop its internal audit program.

   The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third parties. For Funds that had been in existence for the applicable periods, this information on the Funds' investment performance was provided for one, two, three, four, five and ten years. In addition, the Trustees considered the Funds' investment performance relative to their respective performance benchmarks and in light of the objectives and credit parameters applicable to the Funds, as well as the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Advisers' investment approach for the Funds.

   Based on the information provided, the Trustees believed that the investment performance of the Funds was, in general, competitive in light of the factors mentioned above, including the Funds' investment policies and the nature of their shareholder base. In reaching this conclusion, the Trustees also reviewed, among other things, the relative performance of the respective Funds as compared to the mutual fund categories established by third parties, and their benchmarks for different time periods. They also noted again the potential impact of the relative risk parameters of the different Funds. For example, the Short-Intermediate U.S. Government Fund and the U.S. Government Fund did not invest in any corporate debt. Similarly, the credit quality of securities held by the High Yield Fixed Income Fund was relatively higher than its benchmark during part of the period, although within the range permitted by the Fund's prospectus. Also, the Global Fixed Income Fund had substantial investments in governmental issuers located in the European Union, Japan and the United States, and its performance was closer to its benchmark, the JPM Government Bond Index Global, than the mutual fund averages. The Trustees concluded that Northern was devoting appropriate resources in its efforts to provide favorable investment results for the Funds.

   The Trustees also considered the Funds' contractual advisory fee rates; the Funds' total operating expense ratios; the Investment Advisers' voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Advisers and their affiliates for custodial, transfer agency and co-administration services, and reviewed information as to whether the Investment Advisers had passed, and were likely to continue to pass, benefits from their economies of scale to shareholders. In this regard, the Trustees considered the Investment Advisers' view that the Funds may be sharing in economies of scale through the level at which the Funds' advisory fees are set and through the Investment Advisers' voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and the profits realized by them; and information comparing the fee rates charged by the Investment Advisers (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in 2004 and the further reductions in the advisory contractual fee rates beginning in 2006 for certain Funds.

   At the Annual Contract Meeting the Board approved reductions in the contractual advisory fee rates of the Funds listed below. These reductions became effective on March 24, 2006. The effect of these contractual fee reductions was to eliminate the difference between the Funds' contractual advisory fee rates and the actual fee rates (after waivers) paid by these Funds. In addition, for each of these Funds (except the High Yield Municipal
   Fund) the new contractual advisory fee rate was 10 basis points lower than the advisory fee rate previously charged (after voluntary fee waivers). As a result of these reductions, the new annual contractual fee rates for the Funds listed below,


FIXED INCOME FUNDS  106      NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2006

   based on their average net assets computed daily and paid monthly, are as follows:

                                                   New Contractual
  Name of Fund                                    Advisory Fee Rate
  -----------------------------------------------------------------
  Arizona Tax-Exempt                                    0.55%
  California Intermediate Tax-Exempt                    0.55%
  California Tax-Exempt                                 0.55%
  Florida Intermediate Tax-Exempt                       0.55%
  High Yield Municipal                                  0.65%
  Intermediate Tax-Exempt                               0.55%
  Tax-Exempt                                            0.55%
  -----------------------------------------------------------------

   Information on the services rendered by the Investment Advisers to the Funds, the reduced fee rates paid by the Funds under the Advisory Agreement and the Funds' total operating expense ratios were compared to similar information for other mutual funds advised by the Investment Advisers and other, unaffiliated investment management firms. Many of the comparisons of the Funds' fee rates and total operating expense ratios were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the Investment Advisers to private accounts managed by them. In addition, the Trustees noted the Investment Advisers' voluntary undertaking to limit the Funds' total expense ratios to specified levels, which would continue in effect on a voluntary basis after the contractual advisory fee reductions described above.

   After deliberation, the Trustees concluded at the Annual Contract Meeting with respect to all of the Funds, that the fees paid by Funds were reasonable in light of the services provided by the Investment Advisers, their costs and the Funds' current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved and continued.


                         NORTHERN FUNDS ANNUAL REPORT   107   FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

  PORTFOLIO HOLDINGS

  Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING

  A description of Northern Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling the Northern Funds Center at 800/595-9111.


FIXED INCOME FUNDS  108      NORTHERN FUNDS ANNUAL REPORT

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) The registrant has not amended its Code of Ethics during the period covered by this report.

(c) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant's Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant's Audit Committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) - 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP, independent registered public accounting firm, related to the registrant. Deloitte & Touche LLP billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

                                                2006                                             2005
                         -------------------------------------------------   --------------------------------------------
                                                                                                           All other fees
                                            All fees and    All other fees                  All fees and    and services
                                            services to    and services to   All fees and    services to     to service
                           All fees and       service          service        services to      service       affiliates
                         services to the     affiliates    affiliates that     the Trust     affiliates     that did not
                         Trust that were     that were     did not require     that were      that were        require
                           pre-approved     pre-approved     pre-approval    pre-approved   pre-approved    pre-approval
                         ---------------   -------------   ---------------   ------------   ------------   --------------
(a) Audit Fees             $449,500             N/A               N/A         $303,475           N/A              N/A
(b) Audit-Related Fees     $      0              $0          $      0         $      0            $0         $      0
(c)Tax Fees                $ 62,000(1)           $0          $      0         $ 52,700(1)         $0         $      0
(d) All Other Fees         $      0              $0          $171,940(2)      $      0            $0         $602,700(2)

(1) Excise tax return review, RIC tax return review and deferred compensation arrangement consultation.

(2) Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and transaction support services related to a proposed acquisition performed for The Northern Trust Company and Northern Trust Investor Services, Ltd.

"Service affiliates" as it relates to the aggregate "Audit-Related Fees," "Tax Fees" and "All Other Fees" that were billed by Deloitte & Touche LLP for the fiscal years ended March 31, 2006 and March 31, 2005 are Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant. Services performed for service affiliates that relate directly to the operations and financial reporting of the registrant are required to be pre-approved.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant's Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003 and on August 5, 2005, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant's Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee and the registrant's designated Audit Committee Financial Expert (if any) acting jointly (if both are available) or singly (if either is unavailable), provided that, in each case, such pre-approvals must be report to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(a)-4(d), the registrant's Audit Committee pre-approved 100% of the non-audit fees billed for services determined to relate directly to the operations and financial reporting of the registrant.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the last two fiscal years were $233,940 and $655,400 for 2006 and 2005, respectively.

Item 4(h): Non-Audit Services and Independent Registered Public Accountant's Independence

The registrant's Audit Committee has considered whether the provision of services other than audit services performed by the registrant's independent registered public accountants and service affiliates is compatible with maintaining the registered public accountant's independence in performing audit services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on May 27, 2004 (Accession Number 0001047469-04-018713).

(a)(2) Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Funds

By (Signature and Title)


/s/ Lloyd A. Wennlund
-------------------------------------
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Lloyd A. Wennlund
-------------------------------------
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 1, 2006

By (Signature and Title)


/s/ Stuart N. Schuldt
-------------------------------------
Stuart N. Schuldt, Treasurer
(Principal Financial and Accounting
Officer)

Date: June 1, 2006